As filed with the Securities and Exchange Commission on February 29, 1996



                                                     Registration No.  33-4559
                                                     Registration No. 811-4630

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                  FORM N-1A

                         REGISTRATION STATEMENT UNDER

                        THE SECURITIES ACT OF 1933 [x]

                        Pre-Effective Amendment No. [ ]


                     Post-Effective Amendment No. 29 [x]


                                    and/or

                         REGISTRATION STATEMENT UNDER

                    THE INVESTMENT COMPANY ACT OF 1940 [x]


                               Amendment No. 30


                      (Check appropriate box or boxes.)
                         Freedom Investment Trust II

              (Exact Name of Registrant as Specified in Charter)

                            101 Huntington Avenue
                       Boston, Massachusetts 02199-7603

                   (Address of Principal Executive Offices)

              Registrant's Telephone Number, including Area Code

                                (617) 375-1700

                               THOMAS H. DROHAN

                     Senior Vice President and Secretary
                         John Hancock Advisers, Inc.

                            101 Huntington Avenue

                       Boston, Massachusetts 02199-7603

                   (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):


[ ] Immediately upon filing pursuant to paragraph (b)
[x] On March 1, 1996 pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)
[ ] On (date) pursuant to paragraph (a) of Rule 485

       Calculation of Regisitration Fees Under the Securities Act of 1993
                                                   Proposed Maximum    Proposed Aggregate
Title of Securities            Amount of Shares     Offering Price          Maximum             Amount of
Being Registered               Being Registered       Per Share        Offering Price        Registration Fee
Shares of Beneficial Interest   Indefinite             $13.26              $290,000               N/A
Shares of Beneficial Interest   6,833,678                                                         $100.00


  1.Registrant continue its election to register an indefinite number of shares of beneficial interest pursuant to Rule 24e-2 under the investment Company Act of 1940, as amended.


  2.Registrant elects to calculate the maximum aggregate offering price pursuant ot Rule 24f-2. 24,875,675 shares were redeemed during the fiscal year ended October 31, 1995. 18,063,867 shares were used for reductions pursuant to Paragraph (c) of Rule 24f-2 during the current fiscal year. 6,833,678 shares is the amount of redeemed shares used for reduction in this Amendment. Pursuant to Rule 457(c) under the Securities Act of 1933, the maximum public offering price of $13.26 per share on February 16, 1996 is the price used as the basis for calculating the registration fee. While no fee is required for the 6,811,808 shares, the Registrant has elected to register, for $100, an additional $290,000 shares (approximately 21,870 shares at $13.26 per share).



          Pursuant to Rule 24f-2 under the Investment Company Act of 1940, Registrant has registered an indefinite number of shares under the Securities Act of 1933. The Registrant filed the notice required by Rule 24f-2 for its most recent fiscal year on or about December 26, 1995.

                             CROSS REFERENCE SHEET


           Pursuant to Rule 485(b) under the Securities Act of 1933

               Item Number                                Statement of Additional
            Form N-1A Part A    Prospectus Caption        Information Caption
            ----------------    ------------------        -------------------
                 1              Front Cover Page                 *

                 2              Expense Information;             *
                                The Fund's Expenses;
                                Shares Price;
                                Additional Services and
                                Programs

                 3              The Fund's Financial             *
                                History Performance

                 4              Investment Objectives and        *
                                Policies; Organization and
                                Management of the Fund

                 5              Organization and Management      *
                                of the Fund; The Fund's
                                Expenses

                 6              Organization and Management of   *
                                Fund; Distribution and Taxes;
                                How to Redeem Shares;
                                Additional Services and Programs

                 7              Who Can Buy Shares;              *
                                How to Buy Shares;
                                Shares Price; Additional
                                Services and Programs

                 8              How to Redeem Shares             *

                 9              Not Applicable                   *

               Item Number                              Statement of Additional
            Form N-1A Part A    Prospectus Caption      Information Caption
            ----------------    ------------------      -------------------
                 10                  *                  Front Cover Page

                 11                  *                  Table of Contents

                 12                  *                  Organization of the Fund

                 13                  *                  Investment Objective and
                                                        Policies; Investment
                                                        Restrictions

                 14                  *                  Those Responsible for
                                                        Management

                 15                  *                  Those Responsible for
                                                        Management

                 16                  *                  Investment Advisory and
                                                        Other Services;
                                                        Distribution Contract;
                                                        Transfer Agent Services;
                                                        Custody of Portfolio;
                                                        Independent Auditors

                 17                  *                  Brokerage Allocation

                 18                  *                  Description of the Fund's
                                                        Shares

                 19                  *                  Net Asset Value; Additional
                                                        Services and Programs

                 20                  *                  Tax Status

                 21                  *                  Distribution Contract

                 22                  *                  Calculation of Performance

                 23                  *                  Financial Statements

JOHN HANCOCK

GLOBAL FUND


JOHN HANCOCK

GLOBAL INCOME FUND
CLASS A AND CLASS B SHARES
PROSPECTUS

MARCH 1, 1996

--------------------------------------------------------------------------------
TABLE OF CONTENTS


                                                                           Page
                                                                           ----
Expense Information........................................................  2
The Funds' Financial Highlights............................................  3
Investment Objectives and Policies.........................................  6
     Global Fund...........................................................  6
     Global Income Fund....................................................  7
Certain Investment Strategies..............................................  8
Organization and Management of the Funds................................... 12
Alternative Purchase Arrangements.......................................... 13
The Funds' Expenses........................................................ 14
Dividends and Taxes........................................................ 15
Performance................................................................ 16
How to Buy Shares.......................................................... 18
Share Price................................................................ 19
How to Redeem Shares....................................................... 25
Additional Services and Programs........................................... 27

This Prospectus sets forth the information about John Hancock Global Fund ("Global Fund") a diversified fund and John Hancock Global Income Fund ("Global Income Fund") a non-diversified fund, both series of Freedom Investment Trust II (the "Trust"), that you should know before investing. Please read and retain it for future reference.

Additional information about the Funds has been filed with the Securities and Exchange Commission (the "SEC"). You can obtain a copy of the Funds' Statement of Additional Information, dated March 1, 1995, and incorporated by reference into this Prospectus, free of charge by writing or telephoning: John Hancock Investor Services Corporation, P.O. Box 9116, Boston, Massachusetts 02205-9116, 1-800-225-5291 (1-800-554-6713 TDD).


SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

EXPENSE INFORMATION

  The purpose of the following information is to help you understand the various fees and expenses you will bear, directly or indirectly, when you purchase Fund shares. The operating expenses included in the table and hypothetical example below are based on actual fees and expenses for the Class A and Class B shares of the Funds' fiscal year ended October 31, 1995 adjusted for certain current fees and expenses. Actual fees and expenses may be greater or less than those shown.

                                                           CLASS A      CLASS B
                                                           SHARES       SHARES
                                                           --------     --------
GLOBAL FUND
SHAREHOLDER TRANSACTION EXPENSES
Maximum sales charge imposed on purchases
  (as a percentage of offering price)....................  5.00%        None
Maximum sales charge imposed on reinvested dividends.....  None         None
Maximum deferred sales charge............................  None*        5.00%
Redemption fee(a)........................................  None         None
Exchange fee.............................................  None         None
ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)
Management fee(b)........................................  0.96%        0.96%
12b-1 fee**..............................................  0.30%        1.00%
Other expenses...........................................  0.61%        0.61%
Total Fund operating expenses............................  1.87%        2.57%

                                                           CLASS A      CLASS B
                                                           SHARES       SHARES
GLOBAL INCOME FUND
SHAREHOLDER TRANSACTION EXPENSES
Maximum sales charge imposed on purchases
  (as a percentage of offering price)....................  4.50%        None
Maximum sales charge imposed on reinvested dividends.....  None         None
Maximum deferred sales charge............................  None*        5.00%
Redemption fee(a)........................................  None         None
Exchange fee.............................................  None         None
ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)
Management fee...........................................  0.75%        0.75%
12b-1 fee**..............................................  0.30%        1.00%
Other expenses...........................................  0.43%        0.43%
Total Fund operating expenses............................  1.48%        2.18%

---------------

 * No sales charge is payable at the time of purchase on investments in Class A shares of $1 million or more, but for these investments a contingent deferred sales charge may be imposed, as described under the caption "Share Price," in the event of certain redemption transactions within one year of purchase.

** The amount of the 12b-1 fee used to cover service expenses will be up to 0.25% of average daily net assets, and the remaining portion will be used to cover distribution expenses.

(a) Redemption by wire fee (currently $4.00) not included.

(b) The calculation of the management fee is based on average net assets for the fiscal year ended October 31, 1995. See "The Fund's Expenses."



EXAMPLE                                  1 YEAR   3 YEARS   5 YEARS    10 YEARS
                                         ------   -------   --------   ---------
You would pay the following expenses
  for the indicated period of years
  on a hypothetical $1,000 investment
  assuming a 5% annual return:
  Global Fund
    Class A shares...................... $ 68     $ 106     $146       $ 258
    Class B shares
    --Assuming complete redemption at
      end of period..................... $ 76     $ 110     $157       $ 273
    --Assuming no redemption............ $ 26     $  80     $137       $ 273
  Global Income Fund
    Class A shares...................... $ 59     $  90     $122       $ 214
    Class B shares
    --Assuming complete redemption at
      end of period......................$ 72     $  98     $137       $ 234
    --Assuming no redemption.............$ 22     $  68     $117       $ 234

  (The example should not be considered as a representation of past or future expenses. Actual expenses may be greater or less than shown.)

  The Fund's payment of a distribution fee may result in a long-term shareholder indirectly paying more than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Rules of Fair Practice.
  The management and 12b-1 fees referenced above are more fully explained in this Prospectus under the caption "The Fund's Expenses" and in the Statement of Additional Information under the captions "Investment Advisory and Other Services" and "Distribution Contract."

THE FUNDS' FINANCIAL HIGHLIGHTS

  The following table of Financial Highlights has been audited by Price Waterhouse LLP, the Funds' independent accountants, whose unqualified reports are included in the Global Fund and Global Income Fund 1995 Annual Reports and the Funds' Statement of Additional Information. Further information about the performance of each Fund is contained in each Fund's Annual Report to Shareholders which may be obtained free of charge by writing or telephoning John Hancock Investor Services Corporation ("Investor Services") at the address or telephone number listed on the front page of this Prospectus.

  Selected data for each class of shares outstanding throughout each period indicated are as follows:

                                                                                                                           Period
                                                                                                                            Ended
                                                                     YEAR ENDED OCTOBER 31,                                May 31,
                                  ------------------------------------------------------------------------------------     -------
                                     1995      1994      1993      1992     1991     1990     1989     1988    1987(e)     1987(f)
                                     ----      ----      ----      ----     ----     ----     ----     ----    -------     -------
GLOBAL FUND
CLASS A(a)
PER SHARE OPERATING PERFORMANCE
Net Asset Value,
Beginning of Period.............   $14.16    $14.30    $10.55    $11.31
                                  -------  --------   -------   -------
Net Investment Loss.............    (0.03)**  (0.07)**  (0.10)**  (0.04)**

Net Realized and
Unrealized Gain (Loss) on
Investments and Foreign
Currency Transactions...........    (0.13)     1.24      3.85     (0.72)
                                  -------  --------   -------   -------
  Total from Investment
  Operations....................    (0.16)     1.17      3.75     (0.76)
                                  -------  --------   -------   -------
Less Distributions:
  Distributions from Net
  Realized Gain on Investments
  Sold and Foreign Currency
  Transactions..................    (1.33)    (1.31)       --        --
                                  -------  --------   -------   -------
Net Asset Value, End of Period..  $ 12.67  $  14.16   $ 14.30   $ 10.55
                                  =======  ========   =======   =======
Total Investment Return at
Net Asset Value (b).............    (0.37%)    8.64%    35.55%    (6.72%)(h)

RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
(000's omitted).................  $93,597  $100,973   $90,787   $76,980
                                  -------  --------   -------   -------
Ratio of Expenses to Average
Net Assets......................     1.87%     1.98%     2.12%     2.47%*

Ratio of Net Investment Loss to
Average Net Assets..............    (0.23%)   (0.54%)   (0.86%)   (0.60%)*

Portfolio Turnover Rate.........       60%       61%      108%       69%

                                                                          YEAR ENDED OCTOBER 31,
                                          --------------------------------------------------------------------------------------
                                            1995       1994       1993       1992       1991        1990       1989       1988
                                          -------    -------    -------    -------    -------     -------    -------    -------
CLASS B
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period..... $ 13.93    $ 14.17    $ 10.50    $ 10.92    $  9.94     $ 13.58    $ 10.67    $ 10.42
                                          -------    -------    -------    -------    -------     -------    -------    -------
Net Investment Income (Loss).............   (0.11)**   (0.15)**   (0.15)**   (0.12)**   (0.01)**    (0.02)     (0.10)      0.01
Net Realized and Unrealized Gain (Loss)
 on Investments and Foreign Currency
 Transactions............................   (0.13)      1.22       3.82      (0.30)      1.35       (1.12)      3.25       0.69
                                          -------    -------    -------    -------    -------     -------    -------    -------
       Total from Investment
        Operations.......................   (0.24)      1.07       3.67      (0.42)      1.34       (1.14)      3.15       0.70
                                          -------    -------    -------    -------    -------     -------    -------    -------
Less Distributions:
 Distributions from Net Investment
   Income................................    --         --        --         --         --          --        (0.01)     --
 Distributions from Net Realized Gain on
   Investments Sold and Foreign Currency
   Transactions..........................   (1.33)     (1.31)     --         --         (0.36)      (2.50)     (0.23)     (0.45)
                                          -------    -------    -------    -------    -------     -------    -------    -------
       Total Distributions...............   (1.33)     (1.31)     --         --         (0.36)      (2.50)     (0.24)     (0.45)
                                          -------    -------    -------    -------    -------     -------    -------    -------
Net Asset Value, End of Period........... $ 12.36    $ 13.93    $ 14.17    $ 10.50    $ 10.92     $  9.94    $ 13.58    $ 10.67
                                          =======    =======    =======    =======    =======     =======    =======    =======
Total Investment Return at Net Asset
 Value(b)................................   (1.01%)     7.97%     34.95%     (3.85%)    14.04%     (10.42%)    30.22%      7.05%
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
 (000's omitted)......................... $24,570    $31,822    $19,340    $11,475    $28,686     $33,281    $35,596    $34,380
Ratio of Expenses to Average Net
 Assets..................................    2.57%      2.59%      2.49%      2.68%      2.60%       2.46%      2.30%      2.55%
Ratio of Net Investment Income (Loss) to
 Average Net Assets......................   (0.89%)    (1.12%)    (1.25%)    (1.03%)    (0.12%)     (0.59%)    (0.47%)     0.09%
Portfolio Turnover Rate..................      60%        61%       108%        69%       106%         58%       138%       142%


                                                           PERIOD
                                                            ENDED
                                                           MAY 31,
                                                           -------
                                           1987(E)         1987(F)
                                           -------         -------
CLASS B
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period.....  $ 13.00         $  9.60
                                           -------         -------
Net Investment Income (Loss).............    (0.05)           0.08
Net Realized and Unrealized Gain (Loss)
 on
 Investments and Foreign Currency
 Transactions............................    (2.08)           3.32
                                           -------         -------
       Total from Investment
        Operations.......................    (2.13)           3.40
                                           -------         -------
Less Distributions:
 Distributions from Net Investment
   Income................................    (0.12)         --
 Distributions from Net Realized Gain on
   Investments Sold and Foreign Currency
   Transactions..........................    (0.33)         --
                                           -------         -------
       Total Distributions...............    (0.45)         --
                                           -------         -------
Net Asset Value, End of Period...........  $ 10.42         $ 13.00
                                           =======         =======
Total Investment Return at Net Asset
 Value(b)................................   (16.97)%(h)      35.42%(h)
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
 (000's omitted).........................  $50,883         $62,264
Ratio of Expenses to Average Net
 Assets..................................     2.56%*          2.38%*
Ratio of Net Investment Income (Loss) to
 Average Net Assets......................    (0.78%)*         0.99%*
Portfolio Turnover Rate..................       81%             91%


                                          PERIOD ENDED       YEAR ENDED
                                            MARCH 31,        OCTOBER 31,
                                              1995       --------------------
                                          (UNAUDITED)      1994        1993
                                          -----------    --------    --------
GLOBAL FUND(C)
CLASS C
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period....    $14.27        $14.34      $11.75
                                            ------        ------      ------
Net Investment Loss.....................      --            --         (0.02)
Net Realized and Unrealized Gain (Loss)
 on Investments and Foreign
 Currency Transactions..................     (0.97)         1.24        2.61
                                            ------        ------      ------
       Total from Investment
        Operations......................     (0.97)         1.24        2.59
                                            ------        ------      ------
Less Distributions:
   Distributions from Net Realized Gain
     on Investments Sold and Foreign
     Currency Transactions..............     (1.33)        (1.31)      --
                                            ------        ------
Net Asset Value, End of Period..........    $11.97        $14.27      $14.34
                                            ======        ======      ======
Total Investment Return at Net Asset
 Value(b)...............................     (6.70%)(h)     9.15%      22.04%
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's
 omitted)...............................    $  795        $  752      $  406
Ratio of Expenses to Average Net
 Assets.................................      1.37%*        1.42%       1.43% *
Ratio of Net Investment Income (Loss) to
 Average Net Assets.....................      0.06%*        0.03%      (0.35%)*
Portfolio Turnover Rate.................        60%(d)        61%        108%

                                                                                                                             PERIOD
                                                                                                                             ENDED
                                                                 YEAR ENDED OCTOBER 31,                                      MAY 31,
                                    --------------------------------------------------------------------------------------   -------
                                  1995        1994        1993   1992(a)       1991      1990      1989      1988  1987(e)   1987(g)
                                  ----        ----        ----   -------       ----      ----      ----      ----  -------   -------
GLOBAL INCOME FUND
CLASS A
PER SHARE OPERATING
PERFORMANCE
Net Asset Value, Beginning
 of Period..................   $  8.85    $   9.62   $    9.76  $  10.57
                               -------    --------   ---------  --------
Net Investment Income.......      0.57**      0.64**      0.76      0.64
Net Realized and Unrealized
 Gain (Loss) on Investments,
 Options, Financial Futures
 Contracts and Foreign
 Currency Transactions......      0.48       (0.78)      (0.10)    (0.74)
                               -------    --------   ---------  --------
    Total from Investment
      Operations............      1.05       (0.14)       0.66     (0.10)
                               -------    --------   ---------  --------
Less Distributions:
 Dividends from Net
 Investment Income..........     (0.59)      (0.11)      (0.38)    (0.71)
 Distributions in
 Excess of Net
 Investment Income..........        --          --       (0.04)       --

Distributions from
Capital Paid-In.............     (0.01)      (0.52)      (0.38)       --
                               -------    --------   ---------  --------
    Total Distributions.....     (0.60)      (0.63)      (0.80)    (0.71)
                               -------    --------   ---------  --------
Net Asset Value,
 End of Period...............  $  9.30    $   8.85   $    9.62  $   9.76
                               -------    --------   ---------  --------
Total Investment Return
at Net Asset Value(b).......     12.25%      (1.30%)     7.14%     (0.88%)*
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
(000's omitted).............   $35,334    $  8,949   $ 12,882   $ 12,880
Ratio of Expenses to
Average Net Assets..........      1.48%       1.59%      1.46%      1.41%*
Ratio of Net Investment
Income to Average Net Assets      6.43%       7.00%      7.89%      7.64%*
Portfolio Turnover Rate.....       263%        174%       363%       476%
CLASS B
PER SHARE OPERATING
PERFORMANCE
-------------------
Net Asset Value,
Beginning of Period.........   $  8.85    $   9.62   $   9.74   $  10.44   $  10.38  $  10.21  $  10.98  $  10.32 $ 10.79  $  9.60
                               -------    --------   --------   --------   --------  --------  --------  -------- -------  -------
Net Investment Income.......      0.55**      0.59**     0.72       0.78       0.90      0.85      0.83      0.67    0.25     0.31
Net Realized and Unrealized
 Gain (Loss) on Investments
 Options, Financial Futures
 Contracts and Foreign
 Currency Transactions......      0.44       (0.78)     (0.09)     (0.59)      0.13      0.28     (0.27)     1.13   (0.18)    1.29
                               -------    --------   --------   --------   --------  --------  --------  -------- -------  -------
    Total from Investment
      Operations.............     0.99       (0.19)      0.63       0.19       1.03      1.13      0.56      1.98    0.07     1.60
                               -------    --------   --------   --------   --------  --------  --------  -------- -------  -------
Less Distributions:
 Dividends from Net
 Investment Income..........     (0.53)      (0.06)     (0.33)     (0.89)     (0.73)    (0.85)    (0.84)    (0.68)  (0.28)   (0.26)
 Distributions from Net
   Realized Gainon
   Investments..............        --          --         --         --      (0.24)       --     (0.49)    (0.64)  (0.26)   (0.15)
 Distributions in Excess of
 Net Investment Income......        --          --      (0.04)        --         --        --        --        --      --       --
 Distributions from
   Capital Paid-In..........     (0.01)      (0.52)     (0.38)        --         --     (0.11)       --        --      --       --
                               -------    --------   --------   --------   --------  --------  --------  -------- -------  -------
    Total Distributions.....     (0.54)      (0.58)     (0.75)     (0.89)     (0.97)    (0.96)    (1.33)    (1.32)  (0.54)   (0.41)
                               -------    --------   --------   --------   --------  --------  --------  -------- -------  -------
Net Asset Value, End of
Period......................   $  9.30    $   8.85   $   9.62   $   9.74   $  10.44  $  10.38  $  10.21  $  10.98 $ 10.32  $ 10.79
                               =======    ========   ========   ========   ========  ========  ========  ======== =======  =======
Total Investment Return
at Net Asset Value(b).......     11.51%      (1.88%)     6.77%      1.72%     10.44%    11.84%     5.74%    20.09%   1.59%*  65.96%*

RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
(000's omitted).............   $65,600    $114,656   $197,166   $199,102   $192,687  $186,524  $255,214  $174,833 $58,658  $18,253
Ratio of Expenses to
 Average Net Assets.........      2.16%       2.17%      1.91%      1.91%      1.90%     1.82%     1.75%     1.74%   2.19%*   2.41%*
Ratio of Net Investment
 Income to Average
 Net Asset..................      6.03%       6.41%      7.45%      7.59%      8.74%     8.67%     8.07%     6.04%   6.32%*   8.69%*
Portfolio Turnover Rate.....       263%        174%       363%       476%       159%      186%      333%      364%    152%*    140%*

---------------
 *  On an annualized basis.
**  On average month end shares outstanding.
(a) Class A shares commenced operations on January 3, 1992.
(b) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.
(c) Class C shares commenced operations on May 7, 1993. Net asset value and net assets at the end of the period reflect amounts prior to the redemption of all shares on March 31, 1995.
(d) For the year ended October 31, 1995.
(e) From June 1, 1987.
(f) From commencement of operations, September 2, 1986.
(g) From commencement of operations, December 17, 1986.
(h) Not annualized.

INVESTMENT OBJECTIVES AND POLICIES

Each Fund has a fundamental investment objective with policies and restrictions to guide its portfolio management. There are market fluctuations and risks in any investment and therefore there is no assurance that either Fund will achieve its investment objectives.


GLOBAL FUND

Global Fund's investment objective is to achieve long-term growth of capital primarily through investment in common stocks of companies domiciled in foreign countries and in the United States. Any income received on the Fund's investments will be incidental to the Fund's objective of long-term growth of capital. Normally, the Fund will invest in the securities markets of at least three countries, including the United States.


-------------------------------------------------------------------------------
                   GLOBAL FUND'S INVESTMENT OBJECTIVE IS TO
                   ACHIEVE LONG-TERM GROWTH OF CAPITAL PRIMARILY
                   THROUGH INVESTMENT IN COMMON STOCKS OF
                   COMPANIES DOMICILED IN FOREIGN COUNTRIES
                   AND IN THE UNITED STATES.
-------------------------------------------------------------------------------


Under normal circumstances, at least 65% of the Global Fund's total assets will consist of common stocks and securities convertible into common stock. However, if deemed advisable by John Hancock Advisers, Inc. (the "Adviser"), the Fund may invest in any other type of security including preferred stocks, warrants, bonds, notes and other debt securities (including Eurodollar securities) or obligations of domestic or foreign governments and their political subdivisions. As of the date of this Prospectus, it is the intention of the Fund generally to invest no more than 5% of its assets in debt securities (other than short-term securities). The Fund will only invest in investment grade debt securities, which are securities rated within the four highest rating categories of Standard & Poor's Rating Group (AAA, AA, A, BBB) or Moody's Investors Service, Inc. (Aaa, Aa, A, Baa). Investments in the lowest investment grade rating category may have speculative characteristics and therefore may involve higher risks. Investment grade debt securities are subject to market fluctuations and changes in interest rates; however, the risk of loss of income and principal is generally expected to be less than with lower quality debt securities. In the event a debt security is downgraded below investment grade, the Adviser will consider this event in its determination of whether the Fund should continue to hold the security. See Appendix A to the Statement of Additional Information for a description of the various ratings of investment grade debt securities.

The global allocation of assets is not fixed, and will vary from time to time based on the judgment of the Adviser and John Hancock Advisers International Limited (the "Sub-Adviser"). Global Fund will maintain a flexible investment policy and will invest in a diversified portfolio of securities of companies and governments located throughout the world. In making the allocation of assets among various countries and geographic regions, the Adviser and the Sub-Adviser ordinarily consider such factors as prospects for relative economic growth between foreign countries; expected levels of inflation and interest rates; government policies influencing business conditions; and other pertinent financial, tax, social, political, currency and national factors -- all in relation to the prevailing prices of the securities in each country or region.

When the Adviser believes that it is appropriate to maintain temporary defensive purposes, the Fund may hold or invest all or part of its assets in cash and in domestic and foreign money market instruments, including but not limited to, governmental obligations, certificates of deposit, bankers' acceptances, commercial paper, short-term corporate debt securities and repurchase agreements.


GLOBAL INCOME FUND

The Fund's investment objective is to achieve a high total investment return, a combination of current income and capital appreciation, by investing in a global portfolio of high quality, fixed income securities. Normally, the Fund will invest in fixed income securities denominated in at least three currencies or multi-currency units, including the U.S. Dollar.


-------------------------------------------------------------------------------
                   GLOBAL INCOME FUND'S INVESTMENT OBJECTIVE IS TO
                   ACHIEVE A HIGH TOTAL INVESTMENT RETURN, A
                   COMBINATION OF CURRENT INCOME AND CAPITAL
                   APPRECIATION, BY INVESTING IN A GLOBAL PORTFOLIO
                   OF HIGH QUALITY, FIXED INCOME SECURITIES.
-------------------------------------------------------------------------------


Under normal circumstances, Global Income Fund will invest primarily (at least 65% of total assets) in fixed income securities issued or guaranteed by: (i) the U.S. Government, its agencies or instrumentalities; (ii) foreign governments (including foreign states, provinces and municipalities) or their political subdivisions, authorities, agencies or instrumentalities; (iii) international organizations backed or jointly owned by more than one national government, such as the International Bank for Reconstruction and Development, European Investment Bank, Asian Development Bank and European Coal and Steel Community; and (iv) foreign corporations or financial institutions. The term "fixed income securities" includes debt obligations of all types, including bonds, debentures, notes and stocks, such as preferred stocks. A fixed income security may itself be convertible into or exchangeable for equity securities, or may carry with it the right to acquire equity securities evidenced by warrants attached to the security or acquired as part of a unit with a security. The Fund has registered as a "non-diversified" fund so that it will be able to invest more than 5% of its assets in obligations of a single foreign government or other issuer. The Fund will not invest more than 25% of its total assets in securities issued by any one foreign government.

Global Income Fund will invest only in fixed income securities which are rated either A or better by Standard & Poor's Rating Group or A or better by Moody's Investors Service, Inc. or securities that the Adviser has determined to be of similar creditworthiness. In the event a fixed income security is subsequently downgraded below these ratings, the Adviser will consider this event in its determination of whether the Fund should continue to hold such securities. See Appendix A to the Statement of Additional Information for a description of the various ratings of investment grade debt securities.


Global Income Fund may invest in fixed income securities denominated in any currency or a multi-national currency unit. The European Currency Unit ("ECU") is a composite currency consisting of specified amounts of each of the currencies of ten member countries of the European Economic Community. The Fund may also invest in fixed income securities denominated in the currency of one country although issued by a governmental entity, corporation or financial institution of another country. For example, the Fund may invest in a Japanese yen-denominated fixed income security issued by a United States corporation. This type of investment involves credit risks associated with the issuer and currency risks associated with the currency in which the obligation is denominated.


Global Income Fund will maintain a flexible investment policy and its portfolio assets may be shifted among fixed income securities denominated in various foreign currencies that the Adviser expects to provide relatively high rates of income or potential capital appreciation in U.S. Dollars. As with all debt securities, the prices of the Fund's portfolio securities will generally increase when interest rates decline and decrease when interest rates rise. Similarly, if the foreign currency in which a portfolio security is denominated appreciates against the U.S. Dollar, the total investment return from that security will be enhanced further. Conversely, if the foreign currency in which a portfolio security is denominated depreciates against the U.S. Dollar, total investment return from that security would be adversely affected.

In selecting fixed income securities for Global Income Fund's portfolio, the Adviser ordinarily considers such factors as the strengths and weaknesses of the currencies in which the securities are denominated; expected levels of inflation and interest rates; government policies influencing business conditions; the financial condition of the issuer; and other pertinent financial, tax, social, political and national factors. The average maturity of the Fund's portfolio securities will vary based upon the Adviser's assessment of economic and market conditions.

When the Adviser determines that adverse market conditions are present, for temporary defensive purposes, the Fund may hold or invest all or part of its assets in cash and in domestic and foreign money market instruments, including but not limited to governmental obligations, certificates of deposit, bankers' acceptances, commercial paper, short-term corporate debt securities and repurchase agreements.


Global Income Fund is a "non-diversified" fund in order to permit more than 5% of its assets to be invested in the obligations of any one issuer. Since a relatively high percentage of the Fund's assets may be invested in the obligations of a limited number of issuers, the value of the Fund's shares may be more susceptible to any single economic, political or regulatory event, and to the credit and market risks associated with a single issuer, than would the shares of a diversified fund.


Global Income Fund's portfolio turnover rate may vary widely from year to year and may be higher than that of many other mutual funds with total return as an investment objective. A high rate of portfolio turnover involves correspondingly higher expenses than a lower rate, which expenses must be borne by the Fund.


CERTAIN INVESTMENT STRATEGIES

OPTIONS TRANSACTIONS. Each Fund may invest up to 5% of its assets, taken at market value at the time of investment, in call and put options on domestic and foreign securities and foreign currencies. Global Income Fund may also write
(sell) covered call options with respect to all or part of its portfolio securities and covered put options, to the extent that cover for these options does not exceed 25% of the Fund's net assets.

The Funds may deal in options listed for trading on national securities or foreign exchanges or traded over-the-counter. The Funds will engage in over-the-counter options only with member banks of the Federal Reserve System and primary dealers in U.S. Government securities. The staff of the SEC considers over-the-counter options to be illiquid except under prescribed conditions which are discussed in the Statement of Additional Information.


FUTURES CONTRACTS AND OPTIONS ON FUTURES. Both Funds may buy and sell financial futures contracts and options on futures to hedge against the effects of fluctuations in securities prices, interest rates, currency exchange rates and other market conditions and for speculative purposes. The potential loss incurred by the Funds in writing options on futures is unlimited and may exceed the amount of the premium received. The Funds' futures contracts and options on futures will be traded on a U.S. or foreign commodity exchange or board of trade. The Funds will not engage in a futures or options transaction for speculative purposes, if immediately thereafter, the sum of initial margin deposits on existing positions and premiums required to establish speculative positions in futures contracts and options on futures would exceed 5% of each of the Funds' net assets. The Funds intend to comply with the CFTC regulations with respect to speculative transactions. These regulations are discussed further in the Statement of Additional Information.

STRUCTURED SECURITIES. Global Income Fund may invest in structured notes, bonds or debentures, the value of the principal of and/or interest on which is to be determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of the Fund's investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference. Consequently, structured securities entail a greater degree of market risk than other types of debt obligations. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex fixed income investments.

-------------------------------------------------------------------------------

                   THE FUND MAY INVEST IN
                   STRUCTURED DEBT OBLIGATIONS
                   INDEXED TO VARIOUS FINANCIAL
                   ASSETS OR RATES.

-------------------------------------------------------------------------------

FOREIGN CURRENCY TRANSACTIONS. The Funds may enter into forward currency exchange contracts to hedge against fluctuations in currency exchange rates, to enhance return or as a substitute for the purchase or sale of currency. For example, if a portfolio security with an attractive rate of return is denominated in a currency (including the U.S. dollar) that is not expected to perform well, a Fund may use forward contracts to offset its exposure to the non-performing currency while retaining the security. A forward contract involves an obligation to purchase or sell a specific currency at a future date at the contract price. There is no limitation on the value of a Fund's assets that may be committed to forward contracts or on the term of a forward contract. Forward contracts are subject to the following risks: (1) that a Fund's performance will be adversely affected by unexpected changes in currency exchange rates; (2) that the counterparty to a forward contract will fail to perform its contractual obligations; (3) that a Fund will be unable to terminate or dispose of its position in a forward contract; and (4) with respect to hedging transactions in forward contracts, that there will be imperfect correlation between price changes in the forward contract and price changes in the hedged portfolio assets.

RESTRICTED SECURITIES. Each Fund may purchase restricted securities, including those eligible for resale to "qualified institutional buyers" pursuant to Rule 144A under the Securities Act of 1933 (the "Securities Act"). The Trustees will monitor the Funds' investments in these securities, focusing on certain factors, including valuation, liquidity and availability of information. Purchases of other restricted securities are subject to an investment restriction limiting all the Funds' illiquid securities to not more than 10% of their net assets.

LENDING OF SECURITIES. The Funds may lend portfolio securities to brokers, dealers, and financial institutions if the loan is collateralized by cash or U.S. Government securities according to applicable regulatory requirements. The Funds may reinvest any cash collateral in short-term securities. When the Funds lend portfolio securities, there is a risk that the borrower may fail to return the loaned securities. As a result, the Funds may incur a loss or, in the event of the borrower's bankruptcy, may be delayed in or prevented from liquidating the collateral. It is a fundamental policy of Global Fund not to lend portfolio securities having a total value in excess of 10% of its total assets. It is a fundamental policy of Global Income Fund not to lend portfolio securities having a total value in excess of 30% of its total assets.

REPURCHASE AGREEMENTS AND FORWARD COMMITMENT OR WHEN-ISSUED SECURITIES. The Funds may enter into repurchase agreements and may purchase securities on a forward or when-issued basis. In a repurchase agreement, the Funds buy a security subject to the right and obligation to sell it back to the issuer at a higher price. These transactions must be fully collateralized at all times, but involve some credit risk to the Funds if the other party defaults on its obligations and a Fund is delayed in or prevented from liquidating the collateral. Each Fund will segregate in a separate account cash or liquid, high grade debt securities equal in value to its forward commitment and when-issued securities. Purchasing securities for future delivery or on a when-issued basis may increase the Funds' overall investment exposure and involves a risk of loss if the value of the securities declines before the settlement date.

GLOBAL RISKS.   Investments in foreign securities may involve certain risks not present in domestic securities due to exchange controls, less publicly available information, more volatile or less liquid securities markets, and the possibility of expropriation, confiscatory taxation or political, economic or social instability. There may be difficulty in enforcing legal rights outside the United States. Some foreign companies are not subject to the same uniform financial reporting

-------------------------------------------------------------------------------

                   INVESTMENTS IN FOREIGN SECURITIES MAY
                   INVOLVE RISKS AND CONSIDERATIONS THAT ARE
                   NOT PRESENT IN DOMESTIC INVESTMENTS.

-------------------------------------------------------------------------------
requirements, accounting standards and government supervision as domestic companies, and foreign exchange markets are regulated differently from the U.S. stock markets. Security trading practices abroad may offer less protection to investors such as the Funds. In addition, foreign securities may be denominated in the currency of the country in which the issuer is located. Consequently, changes in the foreign exchange rate will affect the value of the Funds' shares and dividends. Finally, the expense ratios of international funds generally are higher than those of domestic funds because there are greater costs associated with maintaining custody of foreign securities, and the increased research necessary for international investing results in a higher advisory fee.

These risks may be intensified in the case of investments in emerging markets or countries with limited or developing capital markets. These countries are located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. Security prices in these markets can be significantly more volatile than in more developed countries, reflecting the greater uncertainties of investing in less established markets and economies. Political, legal and economic structures in many of these emerging market countries may be undergoing significant evolution and rapid development, and they may lack the social, political, legal and economic stability characteristic of more developed countries. Emerging market countries may have failed in the past to recognize private property rights. They may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions on repatriation of assets, and may have less protection of property rights than more developed countries. Their economies may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens, inflation rates or currency exchange rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. The Funds may be required to establish special custodial or other arrangements before making certain investments in those countries. Securities of issuers located in these countries may have limited marketability and may be subject to more abrupt or erratic price movements.

INVESTMENT RESTRICTIONS. Each Fund has adopted certain investment restrictions which are detailed in the Statement of Additional Information, where they are designated as fundamental or nonfundamental. The investment objectives and fundamental restrictions may not be changed without shareholder approval. Each Fund's nonfundamental investment policies and restrictions, can be changed by a vote of the Trustees without shareholder approval. The Funds' portfolio turnover rates for recent periods are shown in the section "The Funds' Financial Highlights."

When choosing brokerage firms to carry out the Funds' transactions, the Adviser gives primary consideration to execution at the most favorable prices, taking into account the broker's professional ability and quality of service. Consideration may also be given to the broker's sales of the Funds' shares. Pursuant to procedures


-------------------------------------------------------------------------------
                   BROKERS ARE CHOSEN BASED ON
                   BEST PRICE AND EXECUTION.
-------------------------------------------------------------------------------
established by the Trustees, the Adviser or Sub-Adviser may place securities transactions with brokers affiliated with the Adviser. These brokers include Tucker Anthony Incorporated, John Hancock Distributors, Inc. and Sutro & Company Inc. They are indirectly owned by John Hancock Mutual Life Insurance Company, (the "Life Company") which in turn indirectly owns the Adviser and Sub-Adviser.



ORGANIZATION AND MANAGEMENT OF THE FUNDS

Global Fund is a diversified series and Global Income Fund is a non-diversified series of Freedom Investment Trust II, an open-end management investment company organized as a Massachusetts business trust in 1986. The Trust reserves the right to create and issue a number of series of shares, or funds or classes of those series, which are separately managed and have different investment objectives. Each Fund is not required to hold annual shareholder meetings, although special meetings may be held for such purposes as electing or removing Trustees, changing fundamental policies or approving a management contract. Each Fund, under certain circumstances will assist in shareholder communications with other shareholders.


-------------------------------------------------------------------------------
                   THE TRUSTEES ELECT OFFICERS AND RETAIN THE
                   INVESTMENT ADVISER WHO IS RESPONSIBLE FOR
                   THE DAY-TO-DAY OPERATIONS OF THE FUNDS,
                   SUBJECT TO THE TRUSTEES' POLICIES AND
                   SUPERVISION.
-------------------------------------------------------------------------------


The Adviser was organized in 1968 and is a wholly-owned indirect subsidiary of the Life Company, a financial services company. The Adviser provides the Funds, and other investment companies in the John Hancock group of funds, with investment research and portfolio management services. John Hancock Advisers International Limited, the "Sub-Adviser," was formed in 1987, as a wholly-owned subsidiary of the Adviser, is the Sub-Adviser to Global Fund and provides international investment research and advisory services to institutional clients. John Hancock Funds, Inc. ("John Hancock Funds") distributes shares for all of the John Hancock funds directly and through selected broker-dealers ("Selling Brokers"). Freedom Distributors Corporation, a co-distributor of the Funds, is, along with John Hancock Funds (together with John Hancock Funds, the "Distributors"), an indirect subsidiary of the Life Company. Certain Fund officers are also officers of the Adviser and John Hancock Funds. Pursuant to an order granted by the Securities and Exchange Commission, each Fund has adopted a deferred compensation plan for its independent Trustees which allows Trustees' fees to be invested by the Fund in other John Hancock funds.


-------------------------------------------------------------------------------

                   JOHN HANCOCK ADVISERS,
                   INC. ADVISES INVESTMENT
                   COMPANIES HAVING A TOTAL
                   ASSET VALUE OF MORE THAN
                   $16 BILLION.

-------------------------------------------------------------------------------

Investment decisions for Global Income Fund are made by the Fund's co-portfolio managers Lawrence J. Daly, Anthony A. Goodchild and Janet L. Clay. Prior to joining the Adviser in 1994, Mr. Daly and Mr. Goodchild were Senior Vice Presidents at Putnam Investments. Prior to joining the Adviser in 1995, Ms. Clay was an Assistant Vice President at Putnam Investments and served in various research positions at Colonial Management Associates.

Day-to-day management of the Global Fund is carried out by David S. Beckwith and John L.F. Wills. Prior to joining the Adviser in 1992, Mr. Beckwith was associated with Freedom Capital Management, an affiliate of the Adviser. Mr. Wills is General Manager of John Hancock Advisers International, Ltd. and has been associated with John Hancock since 1987.

In order to avoid conflicts with portfolio trades for the Fund, the Adviser, the Sub-Adviser and the Fund have adopted extensive restrictions on personal securities trading by personnel of the Adviser and its affiliates. Some of these restrictions are: pre-clearance for all personal trades and a ban on the purchase of initial public offerings, as well as contributions to specified charities of profits on securities held for less than 91 days. A Sub-Adviser's restrictions may differ where appropriate, as long as they maintain the same intent. These restrictions are a continuation of the basic principle that the interests of the Fund and its shareholders come first.


ALTERNATIVE PURCHASE ARRANGEMENTS

You can purchase shares of the Funds at a price equal to their net asset value per share plus a sales charge. At your election, this charge may be imposed either at the time of the purchase (see "Initial Sales Charge Alternative," Class A Shares) or on a contingent deferred basis (see "Contingent Deferred Sales Charge Alternative," Class B Shares). If you do not specify on your account application the class of shares you are purchasing, it will be assumed that you are investing in Class A shares.


-------------------------------------------------------------------------------

                   AN ALTERNATIVE PURCHASE PLAN ALLOWS YOU TO
                   CHOOSE THE METHOD OF PAYMENT THAT IS BEST
                   FOR YOU.

-------------------------------------------------------------------------------

CLASS A SHARES. If you elect to purchase Class A shares, you will incur an initial sales charge unless the amount you purchase is $1 million or more. If you purchase $1 million or more of Class A shares, you will not be subject to an initial sales charge, but you will incur a sales charge if you redeem your shares within one year of purchase. Class A shares are subject to ongoing distribution and service fees at a combined annual rate of up to 0.30% of the applicable Fund's average daily net assets attributable to the Class A shares. Certain purchases of Class A shares qualify for reduced initial sales charges. See "Share Price -- Qualifying for a Reduced Sales Charge."


-------------------------------------------------------------------------------
                   INVESTMENTS IN CLASS A
                   SHARES ARE SUBJECT TO AN
                   INITIAL SALES CHARGE.
-------------------------------------------------------------------------------

CLASS B SHARES. You will not incur a sales charge when you purchase Class B shares, but the shares are subject to a sales charge if you redeem them within six years of purchase (the "contingent deferred sales charge" or the "CDSC"). Class B shares are subject to ongoing distribution and service fees at a combined annual rate of up to 1.00% of the applicable Fund's average daily net assets attributable to the Class B shares. Investing in Class B shares permits all your dollars to work from the time you make your investment, but the higher ongoing distribution fee will cause these shares to have higher expenses than Class A shares. To the extent that any dividends are paid by a Fund, these higher expenses will also result in lower dividends than those paid on Class A shares.


-------------------------------------------------------------------------------
                   INVESTMENTS IN CLASS B
                   SHARES ARE SUBJECT TO A CONTINGENT
                   DEFERRED SALES CHARGE.
-------------------------------------------------------------------------------

Class B shares are not available to full-service defined contribution plans administered by Investor Services or the Life Company that had more than 100 eligible employees at the inception of the Fund account.

FACTORS TO CONSIDER IN CHOOSING AN ALTERNATIVE
The alternative purchase arrangement allows you to choose the most beneficial way to buy shares given the amount of your purchase, the length of time you expect to hold your shares and other circumstances. You should consider whether, during the anticipated life of your Fund investment, the CDSC and accumulated

-------------------------------------------------------------------------------
                   YOU SHOULD CONSIDER WHICH
                   CLASS OF SHARES WILL BE MORE
                   BENEFICIAL FOR YOU.
-------------------------------------------------------------------------------
fees on Class B shares would be less than the initial sales charge and accumulated fees on Class A shares purchased at the same time; and to what extent this differential would be offset by the Class A shares' lower expenses. To help you make this determination, the table under the caption "Expense Information" on the inside cover page of this Prospectus shows examples of the charges applicable to each class of shares. Class A shares will normally be more beneficial if you qualify for a reduced sales charge. See "Share
Price -- Qualifying for a Reduced Sales Charge."

Class A shares are subject to lower distribution and service fees and, accordingly, pay correspondingly higher dividends per share, to the extent any dividends are paid. However, because initial sales charges are deducted at the time of purchase, you would not have all of your funds invested initially and, therefore, would initially own fewer shares. If you do not qualify for reduced initial sales charges and expect to maintain your investment for an extended period of time, you might consider purchasing Class A shares. This is because the accumulated distribution and service charges on Class B shares may exceed the initial sales charge and accumulated distribution and service charges on Class A shares during the life of your investment.

Alternatively, you might determine that it is more advantageous to purchase Class B shares to have all of your funds invested initially. However, you will be subject to higher distribution fees and, for a six-year period, a CDSC.

In the case of Class A shares, the distribution expenses that John Hancock Funds incurs in connection with the sale of the shares will be paid from the proceeds of the initial sales charge and the ongoing distribution and service fees. In the case of Class B shares, the expenses will be paid from the proceeds of the ongoing distribution and service fees, as well as from the CDSC incurred upon redemption within six years of purchase. The purpose and function of the the Class B shares' CDSC and ongoing distribution and service fees are the same as those of the Class A shares' initial sales charge and ongoing distribution and service fees.

Dividends, if any, on Class A and Class B shares will be calculated in the same manner, at the same time and on the same day. They will also be in the same amount, except for differences resulting from each class bearing only its own distribution and service fees and shareholder meeting expenses. See "Dividends and Taxes."


THE FUNDS' EXPENSES

For managing its investment and business affairs, each Fund pays a fee to the Adviser which is based on a stated percentage of each Fund's average daily net asset value as follows: (a) for Global Fund, 1% on the first $100 million of average daily net assets, 0.80% on the next $200 million of average daily net assets, 0.75% on the next $200 million of average daily net assets and 0.625% of average daily net assets in excess of $500 million; and (b) for Global Income Fund, 0.75% on the first $250 million of average daily net assets and 0.70% of average daily net assets in excess of $250 million. For the 1995 fiscal year the fee was 0.96% and 0.75% of the average daily net asset value of Global Fund and Global Income Fund, respectively. With respect to Global Fund, the Adviser pays the Sub-Adviser a portion of its fee.


The Class A and Class B shareholders of each Fund have adopted distribution plans (each a "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act"). Under these Plans, each Fund will pay distribution and service fees at an aggregate annual rate of up to 0.30% of each Fund's Class A shares' average daily net assets and an aggregate annual rate of up to 1.00% of each Fund's Class B shares' average daily net assets. In each case, up to 0.25% is for service expenses and the remaining amount is for distribution expenses. The distribution fees will be used to reimburse the Distributors for their distribution expenses, including but not limited to: (i) initial and ongoing sales compensation to Selling Brokers and others (including affiliates of the Distributors) engaged in the sale of each Fund's shares; (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of each Fund's shares; and (iii) with respect to Class B shares only, interest expenses on unreimbursed distribution expenses. The service fees are paid to the Distributors to compensate Selling Brokers and others providing personal and account maintenance services to shareholders.


-------------------------------------------------------------------------------
                   THE FUNDS PAY DISTRIBUTION
                   AND SERVICE FEES FOR
                   MARKETING AND SALES-RELATED
                   SHAREHOLDER SERVICING.
-------------------------------------------------------------------------------


In the event the Distributors are not fully reimbursed for payments they make or expenses they incur under the Class A Plan, these expenses will not be carried beyond one year from the date they were incurred. These unreimbursed expenses under the Class B Plan will be carried forward together with interest on the balance of these unreimbursed expenses. For the fiscal year ended October 31, 1995 an aggregate of $750,008 and $4,753,035 of distribution expenses or 2.74% and 5.13%, respectively, of the average net assets of the Class B shares of each of Global Fund and Global Income Fund were not reimbursed or recovered by the Distributors through the receipt of deferred sales charges or 12b-1 fees in prior periods.

Information on each Funds' total expenses is in the Funds' Financial Highlights section of this Prospectus.


DIVIDENDS AND TAXES

DIVIDENDS. The Funds generally declare and distribute dividends representing all or substantially all net investment income, if any, as follows:


                                                             DIVIDENDS     DIVIDENDS
                                                              DECLARED        PAID
                                                             ---------     ---------
Global Fund.................................................  Annually      Annually
Global Income Fund..........................................  Daily         Monthly


Global Fund will distribute all of its taxable income, including both net realized short-term or long-term capital gains, if any, at least annually. Global Income Fund may distribute net realized short-term capital gains, if any, quarterly and will distribute net realized long-term capital gains, if any, at least annually.

Dividends are reinvested in additional shares of your class unless you elect the option to receive cash. If you elect the cash option and the U.S. Postal Service cannot deliver your checks, your election will be converted to the reinvestment option. Because of the higher expenses associated with Class B shares, any dividends on these shares will be lower than those on the Class A shares. See "Share Price."

TAXATION. Dividends from the Funds' net investment income, certain net foreign exchange gains, and net short-term capital gains are taxable to you as ordinary income. Dividends from the Funds' net long-term capital gains are taxable as long-term capital gains. These dividends are taxable whether received in cash or reinvested in additional shares. Certain dividends may be paid in January of a given year, but may be taxable as if you received them the previous December. The Funds will send you a statement by January 31 showing the tax status of the dividends you received for the prior year.

Each Fund has qualified and intends to continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As regulated investment companies, the Funds will not be subject to Federal income tax on any net investment income or net realized capital gains that are distributed to shareholders within the time periods prescribed by the Code. When you redeem (sell) or exchange shares, you may realize a taxable gain or loss.

Each Fund anticipates that it will be subject to foreign withholding or other foreign taxes on income (possibly including capital gains) on certain foreign investments, which will reduce the yield on those investments. However, if more than 50% of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations and if a Fund so elects, shareholders will include in their gross incomes their pro-rata shares of qualified foreign taxes paid by the Fund and may be entitled, subject to certain conditions and limitations under the Code, to claim a Federal income tax credit or deduction for their share of these taxes.

On the account application you must certify that your social security or other taxpayer identification number is correct and that you are not subject to backup withholding of Federal income tax. If you do not provide this information or are otherwise subject to this withholding, a Fund may be required to withhold 31% of your dividends and the proceeds of redemptions and exchanges.

In addition to Federal taxes, you may be subject to state, local or foreign taxes with respect to your investments in and distributions from the Funds. Non-U.S. shareholders and tax-exempt shareholders are subject to a different tax treatment not described above. In many states, a portion of the Fund's dividends that represents interest received by the Fund on direct U.S. Government obligations may be exempt from tax. You should consult your tax adviser for specific advice.


PERFORMANCE

Yield reflects a Fund's rate of income on portfolio investments as a percentage of the Fund's share price. Yield is computed by annualizing the result of dividing the net investment income per share over a 30 day period by the maximum offering price per share on the last day of that period. Yield is also calculated according to


-------------------------------------------------------------------------------

                   EACH FUND MAY ADVERTISE
                   ITS YIELD AND TOTAL
                   RETURN.

-------------------------------------------------------------------------------
accounting methods that are standardized for all stock and bond funds. Because yield accounting methods differ from the methods used for other accounting purposes, a Fund's yield may not equal the income paid on shares or the income reported in the Fund's financial statements.

Total return shows the overall dollar or percentage change in value of a hypothetical investment in a Fund, assuming the reinvestment of all dividends. Cumulative total return shows a Fund's performance over a period of time. Average annual total return shows the cumulative return divided over the number of years included in the period. Because average annual total return tends to smooth out variations in a Fund's performance, you should recognize that it is not the same as actual year-to-year results.

Both total return and yield calculations for Class A shares generally include the effect of paying the maximum sales charge (except as shown in "The Funds' Financial Highlights"). Investments at a lower sales charge would result in higher performance figures. Yield and total return for the Class B shares reflect deduction of the applicable CDSC imposed on a redemption of shares held for the applicable period (except as shown in "The Funds' Financial Highlights"). All calculations assume that all dividends are reinvested at net asset value on the reinvestment dates during the periods. The total return and yield of Class A and Class B shares will be calculated separately and, because each class is subject to certain different expenses, the yield or total return may differ with respect to each class for the same period. The relative performance of the Class A and Class B shares will be affected by a variety of factors, including the higher operating expenses attributable to the Class B shares, whether the applicable Fund's investment performance is better in the earlier or later portions of the period measured and the level of net assets of the classes during the period. The Funds will include the total return of both classes in any advertisement or promotional materials including Fund performance data. The value of each Fund's shares, when redeemed, may be more or less than their original cost. Both yield and total return are a historical calculation and are not an indication of future performance. See "Factors to Consider in Choosing an Alternative."

HOW TO BUY SHARES
----------------------------------------------------------------------------------------

    The minimum initial investment is $1,000 ($250 for group investments and retirement plans).
    Complete the Account Application attached to this Prospectus. Indicate whether you are purchasing Class A or Class B shares. If you do not specify which class of shares you are purchasing, Investor Services will assume that you are investing in
    Class A shares.
----------------------------------------------------------------------------------------
                   OPENING AN ACCOUNT.
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
    BY CHECK      1.   Make your check payable to John Hancock Investor Services
                       Corporation.
                  2.   Deliver the completed application and check to your registered representative, Selling Broker or mail it directly to Investor
                       Services.
----------------------------------------------------------------------------------------
    BY WIRE       1.   Obtain an account number by contacting your registered
                       representative, Selling Broker, or by calling 1-800-225-5291.
                  2.   Instruct your bank to wire funds to:
                             First Signature Bank & Trust
                             John Hancock Deposit Account No. 900000260
                             ABA Routing No. 211475000
                             For credit to: John Hancock Global Fund
                                            John Hancock Global Income Fund
                                            (Class A or Class B shares)
                             Your Account Number
                             Name(s) under which account is registered
                  3.   Deliver the completed application to your registered
                       representative, Selling Broker or mail it directly to Investor
                       Services.
----------------------------------------------------------------------------------------
    MONTHLY       1. Complete the "Automatic Investing" and "Bank Information"
    AUTOMATIC        sections on the Account Privileges Application designating a
    ACCUMULATION     bank account from which funds may be drawn.
    PROGRAM
    (MAAP)        2. The amount you elect to invest will be withdrawn automatically from your bank or credit union account.

----------------------------------------------------------------------------------------
                   BUYING ADDITIONAL CLASS A
                   AND CLASS B SHARES.
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------

    BY TELEPHONE  1.   Complete the "Invest-by-Phone" and "Bank Information" sections on the Account Privileges Application designating a bank
                       account from which your funds may be drawn. Note that in order to invest by phone, your account must be in a bank or credit union that is a member of the Automated Clearing House system
                       (ACH).
                  2.   After your authorization form has been processed, you may
                       purchase additional Class A or Class B shares by calling
                       Investor Services toll-free at 1-800-225-5291.
                  3.   Give the Investor Services representative the name(s) in which your account is registered, the Fund name, the class of shares you own, your account number, and the amount you wish to
                       invest.
                  4.   Your investment normally will be credited to your account the business day following your phone request.
----------------------------------------------------------------------------------------
    BY CHECK      1.   Either complete the detachable stub included on your account statement or include a note with your investment listing the name of the Fund, the class of shares you own, your account number and the name(s) in which the account is registered.
                  2.   Make your check payable to John Hancock Investor Services
                       Corporation.
                  3.   Mail the account information and check to
                            John Hancock Investor Services Corporation.
                            P.O. Box 9115
                            Boston, MA 02205-9115
                       or deliver it to your registered representative or Selling
                       Broker.
----------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------
                   BUYING ADDITIONAL CLASS A AND CLASS B
                   SHARES.
                   (CONTINUED)
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
    BY WIRE       Instruct your bank to wire funds to:
                        First Signature Bank & Trust
                        John Hancock Deposit Account No. 900000260
                        ABA Routing No. 211475000
                        For credit to: John Hancock Global Fund
                                       John Hancock Global Income Fund
                                       (Class A or Class B shares)
                        Your Account Number
                        Name(s) under which account is registered
----------------------------------------------------------------------------------------
    Other Requirements.  All purchases must be made in U.S. dollars. Checks written on foreign banks will delay purchases until U.S. funds are received, and a collection charge may be imposed. Shares of the Fund are priced at the offering price based on the net asset value computed after John Hancock Funds receives notification of the dollar equivalent from the Fund's custodian bank. Wire purchases normally take two or more hours to complete and, to be accepted the same day, must be received by 4:00 p.m., New York time. Your bank may charge a fee to wire funds. Telephone transactions are recorded to verify information. Certificates are not issued unless a request is made in writing to Investor Services.
----------------------------------------------------------------------------------------
You will receive a statement of your account after any transaction that affects your share balance or registration (statements related to reinvestment of dividends and automatic investment/withdrawal plans will be sent to you quarterly). A tax information statement will be mailed to you by January 31 of each year.
----------------------------------------------------------------------------------------
                   YOU WILL RECEIVE ACCOUNT STATEMENTS THAT
                   YOU SHOULD KEEP TO HELP WITH YOUR PERSONAL
                   RECORDKEEPING.

----------------------------------------------------------------------------------------
SHARE PRICE

The net asset value per share ("NAV") is the value of one share. The NAV is calculated by dividing the net assets of each class by the number of outstanding shares of that class. The NAV of each class can differ. Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, at fair value as determined in good faith according to procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which the Board of Trustees has determined to approximate market value. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. If quotations are not readily available or, the value has been materially affected by events occurring after the closing of a foreign market, assets are valued by a method that the Trustees believe accurately reflects fair value. The
NAV is calculated once daily as of the close of regular trading on the New York
Stock Exchange (generally at 4:00 p.m., New York time) on each day that the
Exchange is open.
----------------------------------------------------------------------------------------
                   THE OFFERING PRICE OF YOUR SHARES IS THEIR NET ASSET
                   VALUE PLUS A SALES CHARGE, IF APPLICABLE, WHICH WILL
                   VARY WITH THE PURCHASE ALTERNATIVE YOU CHOOSE.
----------------------------------------------------------------------------------------
Shares of the Funds are sold at the offering price based on the NAV computed after your investment request is received in good order by John Hancock Funds.
If you buy shares of the Funds through a Selling Broker, the Selling Broker must receive your investment before the close of regular trading on the New York
Stock Exchange and transmit it to John Hancock Funds before its close of business to receive that day's offering price.

INITIAL SALES CHARGE ALTERNATIVE -- CLASS A SHARES. The offering price you pay for Class A shares of each Fund equals the NAV plus a sales charge as follows.

                                       19


With respect to GLOBAL FUND, the initial sales charge is paid at the following rates:

                                                                          REALLOWANCE
                                                                               TO
                                  SALES        SALES        COMBINED        SELLING
                                CHARGE AS    CHARGE AS     REALLOWANCE       BROKER
                                    A            A       AND SERVICE FEE      AS A
                               PERCENTAGE   PERCENTAGE         AS          PERCENTAGE
                                   OF           OF       A PERCENTAGE OF       OF
     AMOUNT INVESTED            OFFERING    THE AMOUNT      OFFERING        OFFERING
(INCLUDING SALES CHARGE)          PRICE      INVESTED       PRICE(+)        PRICE(*)
------------------------------------------  -----------  ---------------  ------------
Less than $50,000                  5.00%        5.26%          4.25%           4.01%
$50,000 to $99,999                 4.50%        4.71%          3.75%           3.51%
$100,000 to $249,999               3.50%        3.63%          2.85%           2.61%
$250,000 to $499,999               2.50%        2.56%          2.10%           1.86%
$500,000 to $999,999               2.00%        2.04%          1.60%           1.36%
$1,000,000 and over                0.00%(**)    0.00%(**)      (***)           0.00%(***)

With respect to GLOBAL INCOME FUND the initial sales charge is paid at the following rates:

                                                                          REALLOWANCE
                                                                               TO
                                  SALES        SALES        COMBINED        SELLING
                                CHARGE AS    CHARGE AS     REALLOWANCE       BROKER
                                    A            A       AND SERVICE FEE      AS A
                               PERCENTAGE   PERCENTAGE         AS          PERCENTAGE
                                   OF           OF       A PERCENTAGE OF       OF
     AMOUNT INVESTED            OFFERING    THE AMOUNT      OFFERING        OFFERING
(INCLUDING SALES CHARGE)          PRICE      INVESTED       PRICE(+)        PRICE(*)
------------------------------------------  -----------  ---------------  ------------
Less than $100,000                 4.50%        4.71%          4.00%           3.76%
$100,000 to $249,999               3.75%        3.90%          3.25%           3.01%
$250,000 to $499,999               2.75%        2.83%          2.30%           2.06%
$500,000 to $999,999               2.00%        2.04%          1.75%           1.51%
$1,000,000 and over                0.00%(**)    0.00%(**)      (***)           0.00%(***)

---------------

  (*) Upon notice to Selling Brokers with whom it has sales agreements, John
      Hancock Funds may reallow an amount up to the full applicable sales charge. A Selling Broker to whom substantially the entire sales charge is reallowed may be deemed to be an underwriter under the Securities Act of 1933.
 (**) No sales charge is payable at the time of purchase of Class A shares of $1 million or more, but a CDSC may be imposed in the event of certain redemption transactions made within one year of purchase.
(***) John Hancock Funds may pay a commission and first year's service fee (as described in (+) below) to Selling Brokers who initiate and are responsible for purchases of $1 million or more in the aggregate as follows: 1% on sales to $4,999,999, 0.50% on the next $5 million and 0.25%
      on $10 million and over.
  (+) At the time of sale, John Hancock Funds pays to Selling Brokers the first year's service fee in advance, in an amount equal to 0.25% of the net assets invested in the applicable Fund. Thereafter it pays the service fee periodically in arrears in an amount up to 0.25% of that Fund's average annual net assets. Selling Brokers receive the fee as compensation for providing personal and account maintenance services to shareholders.


Sales charges ARE NOT APPLIED to any dividends that are reinvested in additional Class A shares of either Fund.

John Hancock Funds will pay certain affiliated Selling Brokers at an annual rate of up to 0.05% of the daily net assets of the accounts attributable to those brokers.


Under certain circumstances described below, investors in Class A shares may be entitled to pay reduced sales charges. See "Qualifying for a Reduced Sales Charge."


CONTINGENT DEFERRED SALES CHARGE -- INVESTMENTS OF $1 MILLION OR MORE IN CLASS A SHARES. Purchases of $1 million or more of either Fund's Class A shares will be made at net asset value with no initial sales charge, but if the shares are redeemed within 12 months after the end of the calendar month in which the purchase was made (the CDSC period), a CDSC will be imposed. The rate of the CDSC will depend on the amount invested as follows:


AMOUNT INVESTED                                                 CDSC RATE
-------------------------------------------------------------------------
$1 million to $4,999,999                                           1.00%
Next $5 million to $9,999,999                                      0.50%
Amounts of $10 million and over                                    0.25%


Existing full service clients of the Life Company who were group annuity contract holders as of September 1, 1994, and participant directed defined contribution plans with at least 100 eligible employees at the inception of the Fund account, may purchase Class A shares with no initial sales charge. However, if the shares are redeemed within 12 months after the end of the calendar year in which the purchase was made, a CDSC will be imposed at the above rate.

The CDSC will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the redeemed Class A shares. Accordingly, no CDSC will be imposed on increases in account value above the initial purchase price, including any dividends which have been reinvested in additional Class A shares.

In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first made from any shares in your account that are not subject to the CDSC. The CDSC is waived on redemptions in certain circumstances. See "Waiver of Contingent Deferred Sales Charge" below.

QUALIFYING FOR A REDUCED SALES CHARGE. If you invest more than $100,000 in Global Income Fund or $50,000 in Global Fund in Class A shares of the Funds, or a combination of John Hancock funds (except money market funds), you may qualify for a reduced sales charge on your investments in Class A shares through a LETTER OF INTENTION. You may also be able to use the ACCUMULATION PRIVILEGE and COMBINATION PRIVILEGE to take advantage of the value of your previous investments in shares of the John Hancock funds in meeting the breakpoints for a reduced sales charge. For the ACCUMULATION PRIVILEGE and COMBINATION PRIVILEGE, the applicable sales charge will be based on the total of:

-------------------------------------------------------------------------------

                   YOU MAY QUALIFY FOR A REDUCED SALES CHARGE
                   ON YOUR INVESTMENT IN CLASS A SHARES.

-------------------------------------------------------------------------------


1.  Your current purchase of Class A shares of the applicable Fund;

2. The net asset value (at the close of business on the previous day) of (a) all Class A shares of the Fund you hold, and (b) all Class A shares of any other John Hancock funds you hold; and

3. The net asset value of all shares held by another shareholder eligible to combine his or her holdings with you into a single "purchase."

EXAMPLES:

GLOBAL FUND

If you hold Class A shares of a John Hancock fund with a net asset value of $20,000 and, subsequently, invest $30,000 in Class A shares of the Fund, the sales charge on this subsequent investment would be 4.50% and not 5.00%. This is the rate that would otherwise be applicable to investments of less than $50,000. See "Initial Sales Charge Alternative -- Class A Shares."

GLOBAL INCOME

If you hold Class A shares of a John Hancock fund with a net asset value of $80,000 and, subsequently, invest $20,000 in Class A shares of the Fund, the sales charge on this subsequent investment would be 3.75% and not 4.50%. This is the rate that would otherwise be applicable to investments of less than $100,000. See "Initial Sales Charge Alternative -- Class A Shares."

-------------------------------------------------------------------------------

                   CLASS A SHARES MAY BE
                   AVAILABLE WITHOUT A SALES
                   CHARGE TO CERTAIN
                   INDIVIDUALS AND
                   ORGANIZATIONS.

-------------------------------------------------------------------------------


If you are in one of the following categories, you may purchase Class A shares of the Funds without paying a sales charge:
- A Trustee or officer of the Trust; a Director or officer of the Adviser and its affiliates or Selling Brokers; employees or sales representatives of any of the foregoing; retired officers, employees or Directors of any of the foregoing; a member of the immediate family of any of the foregoing; or any Fund, pension, profit sharing or other benefit plan for the individuals described above.

- Any state, county, city or any instrumentality, department, authority, or agency of these entities that is prohibited by applicable investment laws from paying a sales charge or commission when it purchases shares of any registered investment management company.*

- A bank, trust company, credit union, savings institution or other depository institution, its trust departments or common trust funds if it is purchasing $1 million or more for non-discretionary customers or accounts.*

- A broker, dealer, financial planner, consultant or registered investment adviser that has entered into an agreement with John Hancock Funds providing specifically for the use of Fund shares in fee-based investment products or services made available to their clients.

- A former participant in an employee benefit plan with John Hancock Funds, when he or she withdraws from his or her plan and transfers any or all of his or her plan distributions directly to the Fund.

- A member of an approved affinity group financial services plan.*

---------------


* For investments made under these provisions, John Hancock Funds may make a payment out of its own resources to the Selling Broker in an amount not to exceed 0.25% of the amount invested.

Class A shares of the Fund may also be purchased without an initial sales charge in connection with certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

CONTINGENT DEFERRED SALES CHARGE ALTERNATIVE -- CLASS B SHARES. Class B shares are offered at net asset value per share without an initial sales charge, so that your entire investment will go to work at the time of purchase. However, Class B shares redeemed within six years of purchase will be subject to a CDSC at the rates set forth below. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. Accordingly, you will not be assessed a CDSC on increases in account value above the initial purchase price, including shares derived from dividend reinvestment.

In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that your redemption comes first from shares you have held beyond the six-year CDSC redemption period or those you acquired through reinvestment of dividends, and next from the shares you have held the longest during the six-year period. The CDSC is waived on redemptions in certain circumstances. See the discussion "Waiver of Contingent Deferred Sales Charges" below.

EXAMPLE:
You have purchased 100 shares at $10 per share. The second year after your purchase, your investment's net asset value per share has increased by $2 to $12, and you have gained 10 additional shares through dividend reinvestment. If you redeem 50 shares at this time, your CDSC will be calculated as follows:

- Proceeds of 50 shares redeemed at $12 per share                       $ 600
- Minus proceeds of 10 shares not subject to CDSC because they
  were acquired through dividend reinvestment (10 X $12)               -  120

- Minus appreciation on remaining shares, also not subject
  to CDSC (40 X $2)
                                                                        -  80
                                                                         ----
- Amount subject to CDSC                                                 $400


Proceeds from the CDSC are paid to John Hancock Funds. John Hancock Funds uses them to defray its expenses related to providing the Funds with distribution services in connection with the sale of the Class B shares, such as compensating Selling Brokers for selling these shares. The combination of the CDSC and the distribution and service fees makes it possible for the Funds to sell Class B shares without an initial sales charge.

The amount of the CDSC, if any, will vary depending on the number of years from the time you purchase Class B shares of a Fund until the time you redeem them. Solely for purposes of determining this holding period, any payments you make during the month will be aggregated and deemed to have been made on the last day of the month.


                                                                      CONTINGENT
                                                                    DEFERRED SALES
                                                                     CHARGE AS A
                                                                      PERCENTAGE
YEAR IN WHICH CLASS B SHARES                                        OF DOLLAR AMOUNT
REDEEMED FOLLOWING PURCHASE                                         SUBJECT TO CDSC
-------------------------------------------------------------------------------------
    First                                                                5.0%
    Second                                                               4.0%
    Third                                                                3.0%
    Fourth                                                               3.0%
    Fifth                                                                2.0%
    Sixth                                                                1.0%
    Seventh and thereafter                                               None

A commission equal to 3.75% of the amount invested and a first year's service fee equal to 0.25% of the amount invested are paid to Selling Brokers. The initial service fee is paid in advance at the time of sale for the provision of personal and account maintenance services to shareholders during the twelve months following the sale, and thereafter the service fee is paid in arrears.


If you purchased Class B shares during 1992 or 1993, the applicable CDSC as a percentage of the amount redeemed will be: 4% for redemptions during the first year after purchase, 3.5% for redemptions during the second year, 3% for redemptions during the third year, 2.5% for redemptions during the fourth year, 2% for redemptions during the fifth year, 1% for redemptions during the sixth year, and no CDSC for redemptions during the seventh year and thereafter. If you purchased Class B shares before 1992, the applicable CDSC as a percentage of the amount redeemed will be: 1% for redemptions during the third, fourth and fifth years after purchase and no CDSC for redemptions during the sixth year and thereafter.

WAIVER OF CONTINGENT SALES CHARGES. The CDSC will be waived on redemptions of Class B shares and of Class A shares that are subject to a CDSC, unless indicated otherwise, in the circumstances defined below:

-------------------------------------------------------------------------------

                   UNDER CERTAIN
                   CIRCUMSTANCES, THE CDSC ON
                   CLASS B AND CERTAIN CLASS A SHARE
                   REDEMPTIONS WILL BE WAIVED.

-------------------------------------------------------------------------------

- Redemptions of Class B shares made under Systematic Withdrawal Plan (see "How to Redeem Shares"), as long as your annual redemptions do not exceed 10% of your account value at the time you established your Systematic Withdrawal Plan and 10% of the value of subsequent investments (less redemptions) in that account at the time you notify Investor Services. This waiver does not apply to Systematic Withdrawal Plan redemptions of Class A shares that are subject to a CDSC.

- Redemptions made to effect distributions from an Individual Retirement Account either before or after age 59 1/2, as long as the distributions are based on the life expectancy or the joint-and-last survivor life expectancy of you and your beneficiary. These distributions must be free from penalty under the Code.

- Redemptions made to effect mandatory distributions under the Code after age 70 1/2 from a tax-deferred retirement plan.

- Redemptions made to effect distributions to participants or beneficiaries from certain employer-sponsored retirement plans including those qualified under
  Section 401(a) of the Code, custodial accounts under Section 403(b)(7) of the Code and deferred compensation plans under Section 457 of the Code. The waiver also applies to certain returns of excess contributions made to these plans. In all cases, the distributions must be free from penalty under the Code.

- Redemptions due to death or disability.

- Redemptions made under the Reinvestment Privilege, as described in "Additional Services and Programs" of this Prospectus.

- Redemptions made pursuant to the Fund's right to liquidate your account if you own fewer than 50 shares.

- Redemptions made in connection with certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

- Redemptions from certain IRA and retirement plans which purchased shares prior to October 1, 1992.

If you qualify for a CDSC waiver under one of these situations, you must notify Investor Services either directly or through your Selling Broker at the time you make your redemption. The waiver will be granted once Investor Services has confirmed that you are entitled to the waiver.

CONVERSION OF CLASS B SHARES. Your Class B shares and an appropriate portion of reinvested dividends on those shares will be converted into Class A shares automatically. This will occur no later than the month following eight years after the shares were purchased, and will result in lower annual distribution fees. If you exchanged Class B shares into one of these Funds from another John Hancock fund, the calculation will be based on the time you purchased the shares in the original fund. The Funds have been advised that the conversion of Class B shares to Class A shares of each Fund should not be taxable for Federal income tax purposes, and should not change your tax basis or tax holding period for the converted shares.


HOW TO REDEEM SHARES

You may redeem all or a portion of your shares on any business day. Your shares will be redeemed at the next NAV calculated after your redemption request is received in good order by Investor Services, less any applicable CDSC. The Fund may hold payment until reasonably satisfied that investments recently made by check or Invest-by-Phone have been collected (which may take up to 10 calendar days).

Once your shares are redeemed, a Fund generally sends you payment on the next business day. When you redeem your shares you may realize a taxable gain or loss, depending usually on the difference between what you paid for them and what you receive for them, subject to certain tax rules. Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to three business days or longer, as permitted by Federal securities laws.

---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------

                   TO ASSURE ACCEPTANCE OF YOUR REDEMPTION REQUEST,
                   PLEASE FOLLOW THESE PROCEDURES.

---------------------------------------------------------------------------------------

    BY TELEPHONE         All Fund shareholders are eligible automatically for the
                         telephone redemption privilege. Call 1-800-225-5291, from
                         8:00 A.M. to 4:00 P.M. (New York time), Monday through
                         Friday, excluding days on which the New York Stock Exchange is closed. Investor Services employs the following
                         procedures to confirm that instructions received by
                         telephone are genuine. Your name, the account number,
                         taxpayer identification number applicable to the account
                         and other relevant information may be requested. In
                         addition, telephone instructions are recorded.

                         You may redeem up to $100,000 by telephone, but the address on the account must not have changed for the last 30 days.
                         A check will be mailed to the exact name(s) and address
                         shown on the account.
                         If reasonable procedures, such as those described above,
                         are not followed, the Funds may be liable for any loss due to unauthorized or fraudulent telephone instructions. In
                         all other cases, neither the Funds nor Investor Services
                         will be liable for any loss or expense for acting upon
                         telephone instructions made according to the telephone
                         transaction procedures mentioned above.
                         Telephone redemption is not available for IRAs or other
                         tax-qualified retirement plans or shares of the Funds that are in certificated form.
                         During periods of extreme economic conditions or market
                         changes, telephone requests may be difficult to implement
                         due to a large volume of calls. During these times you
                         should consider placing redemption requests in writing or
                         using EASI-Line. EASI-Line's telephone number is
                         1-800-538-8080.
---------------------------------------------------------------------------------------
    BY WIRE              If you have a telephone redemption form on file with the
                         Funds, redemption proceeds of $1,000 or more can be wired
                         on the next business day to your designated bank account
                         and a fee (currently $4.00) will be deducted. You may also use electronic funds transfer to your assigned bank account and the funds are usually collectible after two business
                         days. Your bank may or may not charge a fee for this
                         service. Redemptions of less than $1,000 will be sent by
                         check or electronic funds transfer.
                         This feature may be elected by completing the "Telephone
                         Redemption" section on the Account Privileges Application
                         included with this Prospectus.
---------------------------------------------------------------------------------------
    IN WRITING           Send a stock power or "letter of instruction" specifying
                         the name of the Fund, the dollar amount or the number of
                         shares to be redeemed, your name, class of shares, your
                         account number, and the additional requirements listed
                         below that apply to your particular account.
---------------------------------------------------------------------------------------
    TYPE OF REGISTRATION                REQUIREMENTS
    --------------------                ------------
    Individual, Joint Tenants, Sole     A letter of instruction signed (with titles
      Proprietorship, Custodial         where applicable) by all persons authorized
      (Uniform Gifts or Transfer to     to sign for the account, exactly as it is
      Minors Act), General Partners     registered with the signature(s) guaranteed.
    Corporation, Association            A letter of instruction and a corporate
                                        resolution, signed by person(s) authorized
                                        to act on the account with the signature(s)
                                        guaranteed.
    Trusts                              A letter of instruction signed by the
                                        Trustee(s) with signature guarantees. (If
                                        the Trustee's name is not registered on your
                                        account, also provide a copy of the trust
                                        document, certified within the last 60
                                        days.)
    If you do not fall into any of these registration categories please call
    1-800-225-5291 for further instructions.
---------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    A signature guarantee is a widely accepted way to protect you and the Funds by verifying the signature on your request. It may not be provided by a notary public.
    If the net asset value of the shares redeemed is $100,000 or less, John Hancock
    Funds may guarantee the signature.
    The following institutions may provide you with a signature guarantee, provided that the institution meets credit standards established by Investor Services: (i)
    a bank; (ii) a securities broker or dealer, including a government or municipal securities broker or dealer, that is a member of a clearing corporation or meets certain net capital requirements; (iii) a credit union having authority to issue signature guarantees; (iv) a savings and loan association, a building and loan association, a cooperative bank, a federal savings bank or association; or (v) a national securities exchange, a registered securities exchange or a clearing agency.


-------------------------------------------------------------------------------
                   WHO MAY GUARANTEE YOUR
                   SIGNATURE.
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    THROUGH YOUR BROKER. Your broker may be able to initiate the redemption. Contact your broker for instructions.

-------------------------------------------------------------------------------

                   ADDITIONAL INFORMATION
                   ABOUT REDEMPTIONS.

-------------------------------------------------------------------------------


--------------------------------------------------------------------------------
    If you have certificates for your shares, you must submit them with your stock power or a letter of instruction. Unless you specify to the contrary, any outstanding Class A shares will be redeemed before Class B shares. You may not redeem certificated shares by telephone. Due to the proportionately high cost of maintaining smaller accounts, the Funds reserve the right to redeem at net asset value all shares in an account which holds fewer than 50 shares (except accounts under retirement plans) and to mail the proceeds to the shareholder or the transfer agent may impose an annual fee of $10.00. No account will be involuntarily redeemed or additional fee imposed, if the value of the account is in excess of the Fund's minimum initial investment. No CDSC will be imposed on any involuntary redemption of shares. Shareholders will be notified before these redemptions are to be made or this charge is imposed and will have 30 days to purchase additional shares to bring their account balance up to the required minimum.
    Unless the number of shares acquired by additional purchases and any dividend reinvestments exceeds the number of shares redeemed, repeated redemptions from a smaller account may eventually trigger this policy.
--------------------------------------------------------------------------------


ADDITIONAL SERVICES AND PROGRAMS
EXCHANGE PRIVILEGE
If your investment objective changes, or if you wish to achieve further diversification, John Hancock offers other funds with a wide range of investment goals. Contact your registered representative or Selling Broker and request a prospectus for the John Hancock funds that interest you. Read the prospectus carefully before exchanging your shares. You can exchange shares of each class of a Fund only for shares of the same class of another John Hancock fund. For this purpose, John Hancock funds with only one class of shares will be treated as Class A whether or not they have been so designated.

-------------------------------------------------------------------------------

                   YOU MAY EXCHANGE SHARES
                   OF THE FUNDS FOR SHARES OF
                   THE SAME CLASS OF ANOTHER
                   JOHN HANCOCK FUND.

-------------------------------------------------------------------------------


Exchanges between funds which are not subject to a CDSC are based on their respective net asset values. No sales charge or transaction charge is imposed. Class B shares of a Fund that are subject to a CDSC may be exchanged for Class B shares of another John Hancock fund without incurring the CDSC; however, the shares will be subject to the CDSC schedule of the shares acquired (except that exchanges into John Hancock Short-Term Strategic Income Fund, John Hancock Intermediate Maturity Government Fund and John Hancock Limited-Term Government Fund will be subject to the initial fund's CDSC). For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in an exchange. However, if you exchange Class B shares purchased prior to January 1, 1994 for Class B shares of any other John Hancock fund, you will continue to be subject to the CDSC schedule in effect on your initial purchase date.

The Funds reserve the right to require you to keep previously exchanged shares (and reinvested dividends) in a Fund for 90 days before you are permitted a new exchange. The Funds may also terminate or alter the terms of the exchange privilege upon 60 days' notice to shareholders.

An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares of another for Federal income tax purposes. An exchange may result in a taxable gain or loss.

When you make an exchange, your account registration in both the existing and new account must be identical. The exchange privilege is available only in states where exchanges can be made legally.

Under exchange agreements with John Hancock Funds, certain dealers, brokers and investment advisers may exchange their clients' Fund shares, subject to the terms of those agreements and John Hancock Funds' right to reject or suspend those exchanges at any time. Because of the restrictions and procedures under those agreements, the exchanges may be subject to timing limitations and other restrictions that do not apply to exchanges requested by shareholders directly, as described above.

Because Fund performance and shareholders can be hurt by excessive trading, each Fund reserves the right to terminate the exchange privilege for any person or group that, in John Hancock Funds' judgment, is involved in a pattern of exchanges that coincide with a "market timing" strategy that may disrupt the Fund's ability to invest effectively according to its investment objective and policies, or might otherwise affect the Fund and its shareholders adversely. Each Fund may also temporarily or permanently terminate the exchange privilege for any person who makes seven or more exchanges out of the Fund per calendar year. Accounts under common control or ownership will be aggregated for this purpose. Although a Fund will attempt to give prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time.


BY TELEPHONE

1. When you complete the application for your initial purchase of Fund shares, you authorize exchanges automatically by telephone unless you check the box indicating that you do not wish to authorize telephone exchanges.

2. Call 1-800-225-5291. Have the account number of your current fund and the exact name in which it is registered available to give the telephone representative.

3. Your name, the account number, taxpayer identification number applicable to the account and other relevant information may be requested. In addition,

   telephone instructions are recorded.

IN WRITING
1. In a letter request an exchange and list the following:


   - the name and class of the Fund whose shares you currently own

   - your account number
   - the name(s) in which the account is registered
   - the name of the fund in which you wish your exchange to be invested
   - the number of shares, all shares or the dollar amount you wish to exchange
  Sign your request exactly as the account is registered.
2. Mail the request and information to:


   John Hancock Investor Services Corporation

   P.O. Box 9116
   Boston, Massachusetts 02205-9116

REINVESTMENT PRIVILEGE

1. You will not be subject to a sales charge on Class A shares that you reinvest in a John Hancock fund that is otherwise subject to a sales charge, as long as you reinvest within 120 days from the redemption date. If you paid a CDSC upon a redemption, you may reinvest at net asset value in the same class of shares from which you redeemed within 120 days. Your account will be credited with the amount of the CDSC previously charged, and the reinvested shares will continue to be subject to a CDSC. The holding period of the shares acquired through reinvestment will include the holding period of the redeemed shares for purposes of computing the CDSC payable upon a subsequent redemption.


-------------------------------------------------------------------------------

                   IF YOU REDEEM SHARES OF A FUND, YOU MAY BE
                   ABLE TO REINVEST ALL OR PART OF THE
                   PROCEEDS IN SHARES OF THAT FUND OR ANOTHER
                   JOHN HANCOCK FUND WITHOUT PAYING AN
                   ADDITIONAL SALES CHARGE.

-------------------------------------------------------------------------------

2. Any portion of your redemption may be reinvested in Fund shares or in shares of other John Hancock funds, subject to the minimum investment limit of that fund.

3. To reinvest, you must notify Investor Services in writing. Include the Fund's name, the account number and class from which your shares were originally redeemed.


SYSTEMATIC WITHDRAWAL PLAN

1. You can elect the Systematic Withdrawal Plan at any time by completing the Account Privileges Application, which is attached to this Prospectus. You can also obtain the application from your registered representative or by calling 1-800-225-5291.


2. To be eligible, you must have at least $5,000 in your account.

3. Payments from your account can be made monthly, quarterly, semi-annually or on a selected monthly basis to yourself or any other designated payee.

-------------------------------------------------------------------------------

                   YOU CAN PAY ROUTINE BILLS FROM YOUR
                   ACCOUNT, OR MAKE PERIODIC DISBURSEMENTS OF
                   FUNDS FROM YOUR RETIREMENT ACCOUNT TO
                   COMPLY WITH IRS REGULATIONS.

-------------------------------------------------------------------------------
4. There is no limit on the number of payees you may authorize, but all payments must be made at the same time or intervals.

5. It is not advantageous to maintain a Systematic Withdrawal Plan concurrently with purchases of additional Class A or Class B shares, because you may be subject to an initial sales charge on purchases of Class A shares or to a CDSC on your redemptions of Class B shares. In addition, your redemptions are taxable events.

6. Redemptions will be discontinued if the U.S. Postal Service cannot deliver your checks, or if deposits to a bank account are returned for any reason.


MONTHLY AUTOMATIC ACCUMULATION PROGRAM (MAAP)

1. You can authorize an investment to be withdrawn automatically each month on your bank, for investment in Fund shares, under the "Automatic Investing" and "Bank Information" sections of the Account Privileges Application.


-------------------------------------------------------------------------------
                   YOU CAN MAKE AUTOMATIC INVESTMENTS AND
                   SIMPLIFY YOUR INVESTING.
-------------------------------------------------------------------------------

2. You can also authorize automatic investing through payroll deduction by completing the "Direct Deposit Investing" section of the Account Privileges Application.

3. You can terminate your Monthly Automatic Accumulation Program at any time.

4. There is no charge to you for this program, and there is no cost to the Funds.

5. If you have payments withdrawn from a bank account and we are notified that the account has been closed, your withdrawals will be discontinued.


GROUP INVESTMENT PROGRAM
1. An individual account will be established for each participant, but the sales charge for Class A shares will be based on the aggregate dollar amount of all participants' investments. To determine how to qualify for this program, contact your registered representative or call 1-800-225-5291.

-------------------------------------------------------------------------------
                   ORGANIZED GROUPS OF AT LEAST FOUR PERSONS
                   MAY ESTABLISH ACCOUNTS.
-------------------------------------------------------------------------------
2. The initial aggregate investment of all participants in the group must be at least $250.

3. There is no additional charge for this program. There is no obligation to make investments beyond the minimum, and you may terminate the program at any time.


RETIREMENT PLANS

1. You may use either Fund for various types of qualified retirement plans, including Individual Retirement Accounts, Keogh plans (H.R.10), pension and profit-sharing plans (including 401(k) plans), Tax-Sheltered Annuity retirement plans (403(b) plans) and Section 457 plans.

2. The initial investment minimum or aggregate minimum for any of these plans is $250. However, accounts being established as group IRA, SEP, SARSEP, TSA, 401(k) and Section 457 plans will be accepted without an initial minimum investment.

                                    (NOTES)

JOHN HANCOCK                                  JOHN HANCOCK
GLOBAL FUND                                   GLOBAL FUND


                                              A MUTUAL FUND SEEKING TO ACHIEVE
JOHN HANCOCK                                  LONG-TERM GROWTH OF CAPITAL
                                              PRIMARILY THROUGH INVESTMENT IN
GLOBAL INCOME FUND                            COMMON STOCKS OF COMPANIES
                                              DOMICILED IN FOREIGN COUNTRIES AND
   INVESTMENT ADVISER                         IN THE UNITED STATES.
   John Hancock Advisers, Inc.
   101 Huntington Avenue
   Boston, Massachusetts 02199-7603           JOHN HANCOCK
                                              GLOBAL INCOME FUND
   INVESTMENT SUB-ADVISER (For Global
   Fund)
   John Hancock Advisers International        A MUTUAL FUND SEEKING TO ACHIEVE
   Limited                                    A HIGH TOTAL INVESTMENT RETURN,
   34 Dover Street                            A COMBINATION OF CURRENT INCOME
   London, England W1X 3RA                    AND CAPITAL APPRECIATION BY
                                              INVESTING IN A GLOBAL PORTFOLIO
                                              OF HIGH-QUALITY, FIXED INCOME
                                              SECURITIES.
   PRINCIPAL DISTRIBUTOR
   John Hancock Funds, Inc.
   101 Huntington Avenue
   Boston, Massachusetts 02199-7603           CLASS A AND CLASS B SHARES


   CUSTODIAN                                  PROSPECTUS
   State Street Bank and Trust Company        MARCH 1, 1996
   225 Franklin Street
   Boston, Massachusetts 02110                101 HUNTINGTON AVENYE
                                              BOSTON, MASSACHUSETTS 02199-7603
                                              TELEPHONE 1-800-115-5291

   TRANSFER AGENT
   John Hancock Investor Services
   Corporation
   P.O. Box 9116
   Boston, Massachusetts 02205-9116

   INDEPENDENT AUDITORS
   Price Waterhouse LLP
   160 Federal Street
   Boston, Massachusetts 02110


HOW TO OBTAIN INFORMATION
ABOUT THE FUNDS


For: Service Information

     Telephone Exchange            call 1-800-225-5291
     Invest-by-Phone
     Telephone Redemption

For: TDD                           call 1-800-554-6713

JHD-0309P 3/96  (LOGO)  Printed on Recycled Paper

                            FREEDOM INVESTMENT TRUST
                            consisting of five series
                           which are included herein:
              - John Hancock Sovereign U.S. Government Income Fund
                     - John Hancock Managed Tax-Exempt Fund
                      - John Hancock Gold & Government Fund
                     - John Hancock Sovereign Achievers Fund
                        - John Hancock Regional Bank Fund

                                       and


                           FREEDOM INVESTMENT TRUST II
                           consisting of five series,
                        two of which are included herein:
                           - John Hancock Global Fund
                        - John Hancock Global Income Fund


                           CLASS A AND CLASS B SHARES
                       STATEMENT OF ADDITIONAL INFORMATION

                                  MARCH 1, 1996




         This Statement of Additional Information provides information about John Hancock Sovereign U.S. Government Income Fund, John Hancock Managed Tax-Exempt Fund, John Hancock Gold & Government Fund, John Hancock Sovereign Achievers Fund, John Hancock Regional Bank Fund, John Hancock Global Fund and John Hancock Global Income Fund in addition to the information that is contained in the Funds' Class A and Class B Shares Prospectus dated March 1, 1996 (together, the "Prospectuses").


         This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Funds' Prospectuses, a copy of which can be obtained free of charge by writing or telephoning:

                   John Hancock Investor Services Corporation
                                  P.O. Box 9116
                        Boston, Massachusetts 02205-9116
                                 1-800-225-5291

                                TABLE OF CONTENTS
                                -----------------



                                                      Statement of
                                                       Additional
                                                      Information
                                                          Page

ORGANIZATION OF THE FUNDS                                  3
INVESTMENT OBJECTIVES AND POLICIES                         3
---John Hancock Sovereign U.S. Government Income Fund
---John Hancock  Managed Tax-Exempt Fund
---John Hancock Gold & Government Fund
---John Hancock Sovereign Achievers Fund
---John Hancock Regional Bank Fund
---John Hancock Global Fund
---John Hancock Global Income Fund
THE FUNDS' OPTIONS TRADING ACTIVITIES                      19
THE FUNDS' INVESTMENTS IN FUTURES CONTRACTS                26
CERTAIN INVESTMENT PRACTICES                               31
INVESTMENT RESTRICTIONS                                    36
TAX STATUS                                                 40
THOSE RESPONSIBLE FOR MANAGEMENT                           46
INVESTMENT ADVISORY AND OTHER SERVICES                     53
DISTRIBUTION CONTRACTS                                     56
NET ASSET VALUE                                            59
INITIAL SALES CHARGE ON CLASS A SHARES                     60
DEFERRED SALES CHARGE ON CLASS B SHARES                    61
SPECIAL REDEMPTIONS                                        62
ADDITIONAL SERVICES AND PROGRAMS                           62
DESCRIPTION OF THE FUNDS' SHARES                           64
CALCULATION OF PERFORMANCE                                 65
BROKERAGE ALLOCATION                                       70
DISTRIBUTIONS                                              73
TRANSFER AGENT SERVICES                                    75
CUSTODY OF PORTFOLIO                                       75
INDEPENDENT ACCOUNTANTS                                    75
APPENDIX A - BOND AND COMMERCIAL                           76
PAPER RATINGS                                              77
FINANCIAL STATEMENTS                                       --

ORGANIZATION OF THE FUNDS

         Freedom Investment Trust is a diversified open-end management investment company organized as a Massachusetts business trust on March 29, 1984. Freedom Investment Trust was originally organized under the name Freedom Gold & Government Trust. It changed its name to Freedom Investment Trust on July 22, 1985. The Trustees have authority to issue an unlimited number of shares of beneficial interest of separate series without par value. To date, five series of Freedom Investment Trust have been authorized for sale to the public by the Board of Trustees: John Hancock Gold & Government Fund (formerly John Hancock Freedom Gold & Government Trust), created on March 29, 1984 ("Gold & Government Fund"), John Hancock Regional Bank Fund (formerly John Hancock Freedom Regional Bank Fund), created on April 2, 1985 ("Regional Bank Fund"), John Hancock Sovereign U.S. Government Income Fund (formerly Freedom Government Income Fund), created on January 16, 1986 ("Government Fund"), John Hancock Sovereign Achievers Fund (formerly Freedom Equity Value Fund), created on January 16, 1986 ("Sovereign Achievers Fund"), and John Hancock Managed Tax-Exempt Fund (formerly John Hancock Freedom Managed Tax Exempt Fund).

         Freedom Investment Trust II (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on March 31, 1986. The Trust currently has five series of shares, John Hancock Global Fund (formerly John Hancock Freedom Global Fund), created on March 31, 1986 ("Global Fund"), John Hancock Global Income Fund (formerly John Hancock Freedom Global Income Fund), created on July 30, 1986 ("Global Income Fund") and John Hancock Short-Term Strategic Income Fund (formerly John Hancock Freedom Short-Term World Income Fund), created on July 31, 1990; John Hancock Special Opportunities Fund, created on November 1, 1993 ("Special Opportunities Fund"), and John Hancock International Fund (formerly John Hancock Freedom International Fund), created on January 3, 1994 ("International Fund").

         Freedom Investment Trust and Freedom Investment Trust II may be referred to individually as a "Trust" and collectively as the "Trusts". Gold & Government Fund, Regional Bank Fund, Government Fund, Sovereign Achievers Fund, Managed Tax-Exempt Fund, Global Fund and Global Income Fund may be referred to individually as a "Fund" and collectively as the "Funds."

INVESTMENT OBJECTIVES AND POLICIES


         The following information supplements the discussion of each Fund's investment objectives and policies discussed in each Fund's respective Prospectus. The Adviser for all the Funds is John Hancock Advisers, Inc. (the "Adviser"). John Hancock Advisers International Limited ("JH Advisers International") is the Sub-Adviser for the Global Fund.

               John Hancock Sovereign U.S. Government Income Fund
               --------------------------------------------------

         The Adviser believes that a high current income consistent with long-term total return may be derived from: (i) interest income from Government Securities; (ii) income from premiums from expired put and call options on Government Securities written by the Government Fund; (iii) net gains from closing purchase and sale transactions with respect to options on Government Securities; and (iv) net gains from sales of portfolio securities on exercise of options or otherwise.

         Since interest yields on Government Securities and opportunities to realize net gains from options transactions may vary from time to time because of general economic and market conditions and many other factors, it is anticipated that the Government Fund's share price and yield will fluctuate, and there can be no assurance that the Government Fund's objective will be achieved.

Government Securities
---------------------

U.S. TREASURY SECURITIES. The Government Fund may invest in U.S. Treasury securities, including Bills, Notes, Bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. Government and differ primarily in their interest rates, the lengths of their maturities and the times of their issuance.

SECURITIES ISSUED OR GUARANTEED BY U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES. The Government Fund may also invest in securities issued by agencies of the U.S. Government or instrumentalities established or sponsored by the U.S. Government. The obligations, including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the "full faith and credit" of the United States. In the case of securities not backed by the full faith and credit of the United States, the Government Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which the Government Fund may invest but which are not backed by the full faith and credit of the United States include but are not limited to obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation ("FHLMC") and the United States Postal Service, each of which has the right to borrow from the United States Treasury to meet its obligations, and obligations of the Federal Farm Credit System, the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Banks, the obligations of which may only be satisfied by the individual credit of the issuing agency. Obligations of the Government National Mortgage Association ("GNMA"), the Farmers Home Administration and the Export-Import Bank are backed by the full faith and credit of the United States.

Securities of International Bank for Reconstruction and Development
-------------------------------------------------------------------

         The Government Fund may also purchase obligations of the International Bank for Reconstruction and Development ("World Bank"), which, while technically not a U.S. Government agency or instrumentality, has the right to borrow from the participating countries, including the United States.

Mortgage-Related Securities
---------------------------

         The Government Fund may invest in mortgage-backed securities, including those representing an undivided ownership interest in a pool of mortgage loans, e.g., securities of the GNMA and pass-through securities issued by the FHLMC and FNMA.

GNMA CERTIFICATES. Certificates of the Government National Mortgage Association ("GNMA Certificates") are mortgage-backed securities, which evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from bonds in that the principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity. GNMA Certificates that the Government Fund purchases are the "modified pass-through" type. "Modified pass-through" GNMA Certificates entitle the holder to receive a share of all interest and principal payments paid and owed on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment.

GNMA GUARANTEE. The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or the Farmers' Home Administration ("FMHA"), or guaranteed by the Veterans Administration ("VA"). The GNMA guarantee is backed by the full faith and credit of the United States. The GNMA is also empowered to borrow without limit from the U.S. Treasury if necessary to make any payments required under its guarantee.

LIFE OF GNMA CERTIFICATES. The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the contractual maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee. Because they represent the underlying mortgages, GNMA Certificates may not be an effective means of locking in long-term interest rates due to the need for the Government Fund to reinvest scheduled and unscheduled principal payments. At the time principal payments or prepayments are received by the Government Fund, prevailing interest rates may be higher or lower than the current yield of the Fund's portfolio.

         Statistics published by the FHA indicate that the average life of single-family dwelling mortgages with 25- to 30-year maturities, the type of mortgages backing the vast majority of GNMA Certificates, is approximately 12 years. However, because prepayment rates of individual mortgage pools vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA Certificates.

YIELD CHARACTERISTICS OF GNMA CERTIFICATES. The coupon rate of interest on GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates, by the amount of the fees paid to GNMA and the issuer.

         The coupon rate by itself, however, does not indicate the yield which will be earned on GNMA Certificates. First, GNMA Certificates may be issued at a premium or discount, rather than at par, and, after issuance, GNMA Certificates may trade in the secondary market at a premium or discount. Second, interest is earned monthly, rather than semi-annually as with traditional bonds; monthly compounding raises the effective yield earned. Finally, the actual yield of a GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying it. For example, if the higher-yielding mortgages from the pool are prepaid, the yield on the remaining pool will be reduced. Prepayments of principal by mortgagors (which can be made at any time without penalty) may increase during periods when interest rates are falling.

FHLMC SECURITIES. The Federal Home Loan Mortgage Corporation was created in 1970 through enactment of Title III of the Emergency Home Finance Act of 1970. Its purpose is to promote development of a nationwide secondary market in conventional residential mortgages.

         The FHLMC issues two types of mortgage pass-through securities, mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FHLMC guarantees timely payment of interest on PCs and the full return of principal.

         GMC's also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments.

FNMA SECURITIES. The Federal National Mortgage Association was established in 1938 to create a secondary market in mortgages insured by the FHA.

FNMA ISSUED GUARANTEED MORTGAGE PASS-THROUGH CERTIFICATES ("FNMA CERTIFICATES"). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest on FNMA Certificates and the full return of principal.

COLLATERALIZED MORTGAGE-BACKED OBLIGATIONS ("CMO'S"). CMOs are fully-collateralized bonds which are the general obligations of the issuer thereof, either the U.S. Government or a U.S. Government instrumentality. Such bonds generally are secured by an assignment to a trustee (under the indenture pursuant to which the bonds are issued) of collateral consisting of a pool of mortgages. Payments with respect to the underlying mortgages generally are made to the trustee under the indenture. Payments of principal and interest on the underlying mortgages are not passed through to the holders of the CMOs as such (i.e. the character of payments of principal and interest is not passed through, and therefore payments to holders of CMOs attributable to interest paid and principal repaid on the underlying mortgages do not necessarily constitute income and return of capital, respectively, to such holders), but such payments are dedicated to payment of interest on and repayment of principal of the CMOs. CMOs often are issued in two or more classes with varying maturities and stated rates of interest. Because interest and principal payments on the underlying mortgages are not passed through to holders of CMOs, CMOs of varying maturities may be secured by the same pool of mortgages, the payments on which are used to pay interest on each class and to retire successive maturities in sequence. Unlike other mortgage-backed securities (discussed above), CMOs are designed to be retired as the underlying mortgages are repaid. In the event of prepayment on such mortgages, the class of CMO first to mature generally will be paid down. Therefore, although in most cases the issuer of CMOs will not supply additional collateral in the event of such prepayment, there will be sufficient collateral to secure CMOs that remain outstanding.

INVERSE FLOATING RATE SECURITIES. The Government Fund may invest in inverse floating rate securities. It is the current intention of the Fund to invest no more than 5% of its net assets in inverse floating rate securities. The interest rate on an inverse floating rate security resets in the opposite direction from the market rate of interest to which the inverse floating rate security is indexed. An inverse floating rate security may be considered to be leveraged to the extent that its interest rate varies by a multiple of the index rate of interest. A higher degree of leverage in the inverse floating rate security is associated with greater volatility in the market value of such security.

         The inverse floating rate securities that the Government Fund may invest in include but are not limited to, an inverse floating rate class of a government agency issued CMO and a government agency issued yield curve note. Typically, an inverse floating rate class of a CMO is one of two components created from the cash flows from a pool of fixed rate mortgages. The other component is a floating rate security in which the amount of interest payable varies directly with a market interest rate index. A yield curve note is a fixed income security that bears interest at a floating rate that is reset periodically based on an interest rate benchmark. The interest rate resets on a yield curve note in the opposite direction from the interest rate benchmark.

Portfolio Turnover
------------------

         If the Government Fund writes a number of call options and the market prices of the underlying securities appreciate, or if the Fund writes a number of put options and the market prices of the underlying securities depreciate, there may be a substantial turnover of the portfolio. While the Government Fund will pay commissions in connection with its options transactions, Government Securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission. Nevertheless, high portfolio turnover may involve correspondingly greater commissions and other transaction costs, which will be borne directly by the Fund.

                      John Hancock Managed Tax-Exempt Fund
                      ------------------------------------

Municipal Securities
--------------------

         Municipal securities are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities to obtain funds for various public purposes. The interest on these obligations is generally exempt from federal income tax in the hands of most investors. The two principal classifications of municipal securities are "Notes" and "Bonds".

MUNICIPAL NOTES. Municipal Notes are generally used to provide for short-term capital needs and generally have maturities of one year or less. Municipal Notes include: Project Notes (which carry a U.S. Government guarantee), Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes and Construction Loan Notes.

         Project Notes are issued by public bodies (called "Local Issuing Agencies") created under the laws of a state, territory, or U.S. possession. They have maturities that range up to one year from the date of issuance. Project Notes are backed by an agreement between the Local Issuing Agency and the U.S. Department of Housing and Urban Development to provide financing for a range of programs of financial assistance for housing, redevelopment, and related needs such as low-income housing programs and urban renewal programs. While they are the primary obligations of the local public housing agencies or the local urban renewal agencies, the agreement provides for the additional security of the full faith and credit of the U.S. Government.

         Tax Anticipation Notes are sold to finance working capital needs of municipalities. They are generally payable from specific tax revenues expected to be received at a future date. Revenue Anticipation Notes are issued in expectation of receipt of other types of revenue such as federal revenues available under the Federal Revenue Sharing Program. Tax Anticipation Notes and Revenue Anticipation Notes are generally issued in anticipation of various seasonal revenues such as income, sales, use, and business taxes. Bond Anticipation Notes are sold to provide interim financing. These notes are generally issued in anticipation of long-term financing in the market. In most cases, these monies provide for the repayment of the notes. Construction Loan Notes are sold to provide construction financing. After the projects are successfully completed and accepted, many projects receive permanent financing through the Federal Housing Administration under "Fannie Mae" (the Federal National Mortgage Association) or "Ginnie Mae" (the Government National Mortgage Association). There are, of course, a number of other types of notes issued for different purposes and secured differently from those described above.

MUNICIPAL BONDS. Municipal Bonds, which meet longer term capital needs and generally have maturities of more than one year when issued, have two principal classifications: "General Obligation" Bonds and "Revenue" Bonds.

         Issuers of General Obligation Bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security of General Obligation Bonds is the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate or amount of special assessments.

         The principal security for a Revenue Bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue Bonds have been issued to fund a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may also be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security including partially or fully insured, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund. Lease rental revenue bonds issued by a state or local authority for capital projects are secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority's obligations.

         Industrial Development and Pollution Control Bonds, although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user.

VARIABLE AND FLOATING RATE MUNICIPAL OBLIGATIONS. Variable and floating rate municipal obligations are tax-exempt obligations that provide for a periodic adjustment in the interest rate paid on the obligations. Certain of these obligations also permit the holder to demand payment of the unpaid principal balance plus accrued interest upon a specified number of days' notice either from the issuer or by drawing on a bank letter of credit or comparable guarantee issued with respect to such obligations. The issuer of such an obligation may have a corresponding right to prepay in its discretion the outstanding principal of the obligation plus accrued interest upon notice comparable to that required for the holder to demand payment.

         The principal and accrued interest payable to the Managed Tax-Exempt Fund on certain floating rate demand obligations is frequently supported by an irrevocable letter of credit or comparable guarantee of a financial institution (generally a commercial bank).

         The terms of such variable and floating rate municipal obligations provide that interest rates are adjustable at intervals ranging from weekly up to annually. Interest rate adjustments on floating rate obligations are based upon the prime rate of a bank or other appropriate interest rate adjustment index. Variable and floating rate obligations are subject to the quality characteristics for municipal obligations described in the Appendix to this Statement of Additional Information.

OTHER MUNICIPAL SECURITIES. There is, in addition, a variety of hybrid and special types of municipal securities as well as numerous differences in the security of municipal securities both within and between the two principal classifications above.

         For the purpose of certain requirements of various of the Fund's investment restrictions, identification of the "issuer" of a municipal security depends on the terms and conditions of the security. When the assets and revenues of a political subdivision are separate from those of the government which created the subdivision and the security is backed only by the assets and revenues of the subdivision, the subdivision would be deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if that bond is backed only by the assets and revenues of the nongovernmental user, then the nongovernmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees the security, the guarantee would be considered a separate security and would be treated as an issue of the government or other agency.

Ratings as Investment Criteria
------------------------------

         (See Appendix A.) In general, the ratings of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Group ("S&P") represent the opinions of these agencies as to the quality of the municipal securities which they rate. It should be emphasized, however, that such ratings are relative and subjective and are not absolute standards of quality. These ratings will be used by the Managed Tax-Exempt Fund as initial criteria for the selection of portfolio securities, but the Fund will also rely upon the independent advice of the Adviser to evaluate potential investments. Among the factors which will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix A contains further information concerning the ratings of Moody's and S&P and their significance.

         Subsequent to its purchase by the Managed Tax-Exempt Fund, an issue of municipal securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Managed Tax-Exempt Fund. Neither event will require the sale of such municipal securities by the Fund, but the Adviser will consider such event in its determination of whether the Fund should continue to hold the securities.

Risk Factors
------------

         The yields on municipal securities are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions of the municipal securities market, size of a particular offering, maturity of the obligation, and rating of the issue.

         Municipal securities are also subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that as a result of litigation or other conditions the power or ability of any one or more issuers to pay, when due, principal of and interest on certain municipal securities may be materially affected.

         From time to time, proposals to restrict or eliminate the Federal income tax-exemption for interest on municipal securities have been introduced before Congress. If such a proposal were enacted, the availability of municipal securities for investment by the Managed Tax-Exempt Fund would be adversely affected. In such event, the Fund would re-evaluate its investment objective and policies and submit possible changes in its structure for the consideration of shareholders.

                       John Hancock Gold & Government Fund
                       -----------------------------------

         The Adviser believes that during periods of increasing inflation or economic or monetary instability, gold and related assets have served as a storehouse of value and their prices have tended to increase at least as rapidly as the rate of inflation. During such periods, interest rates have tended to increase, causing the market value of debt instruments to decline. Conversely, during periods of disinflation (when inflationary pressures are being reversed), the price of high grade debt instruments has tended to increase while the value of precious metals and related instruments has tended to decline.

         The Adviser's determination as to whether the economy is in an inflationary or disinflationary environment will be made based upon its evaluation of numerous economic and monetary factors. These factors will include, but not necessarily be limited to, the actual and anticipated rate of change of the Consumer Price Index ("CPI") over specified periods of time, actual and anticipated changes and rate of changes in the value of the U.S. dollar in relation to other key foreign currencies (e.g., the German mark, the British pound and the Japanese yen), actual and anticipated changes, and rate of changes, in short and long term interest rates and real interest rates (i.e., inflation adjusted interest rates), actual and anticipated changes in the money supply, and actual and anticipated governmental fiscal and monetary policy. It should be emphasized that the Adviser will not apply a rigid, mechanical determination in assessing whether the economy is in an inflationary or disinflationary environment. Rather, its determination will be the result of its subjective judgment of all factors it deems relevant.

Additional Information on Investments
-------------------------------------

         Precious metal and mining securities and currencies can be extremely volatile at times. Gold mining securities and other precious metal and mining securities likewise fluctuate with gold, but generally even more so. Mining and other related securities tend to fluctuate more than gold in a major cycle price change because operating results will usually be positively or negatively leveraged by considerable upward or downward movements of the gold price. This is due to the fact that the costs of mining gold remain relatively fixed, so that an increase or decrease in the price of gold has a direct effect on the profits of the company. Also, the prices of precious metals-related securities are likely to be further affected by changes in the currency value of the country of domicile relative to the dollar. Additionally, precious metal mining and other related securities generally will be more volatile than gold in a major cycle of price change either because of a greater or lesser supply of such securities relative to gold, or because of economic, speculative or other factors.

Gold Bullion and Coins
----------------------

         The Gold & Government Fund's gold holdings ordinarily will consist of gold bullion and bullion-type coins, such as South African Krugerrands and Canadian Maple Leaf coins. The Fund does not expect to acquire coins for their numismatic value. The Gold & Government Fund may purchase and sell gold coins through the American Gold Coin Exchange or other appropriate gold coin and bullion dealers and may purchase gold bullion through any appropriate gold bullion dealer. No more than 10% of the Fund's portfolio may be invested in gold bullion or coins. Unlike investments in gold or precious metals securities, which may produce income in addition to offering potential for capital appreciation, gold bullion or coins earn no investment income. Furthermore, the Fund will incur storage or extra costs which may be higher than costs associated with more traditional forms of investments.

U.S. Government Securities
--------------------------

         The Gold & Government Fund may invest up to 5% of its total assets in securities issued or guaranteed as to principal and interest by the U.S. Government in the form of separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.

Risk Factors
------------

         Because of the following considerations, an investment in the Gold & Government Fund should not be considered a complete investment program.

          1. FAILURE TO ANTICIPATE CHANGES IN ECONOMIC CYCLES. The Gold & Government Fund's investment success will be dependent to a high degree on the Adviser's ability to anticipate the onset and termination of inflationary and disinflationary cycles. A failure to anticipate a disinflationary cycle could result in the Fund's assets being disproportionately invested in securities of gold or other mining companies. Conversely, a failure to predict an inflationary cycle could result in the Fund's assets being disproportionately invested in U.S. Government securities.

          2. UNANTICIPATED ECONOMIC ACTIVITY. The Gold & Government Fund's investment success will depend to a high degree on the validity of the premise that the values of securities of gold and precious metals companies will move in a different direction than the values of U.S. Government securities during periods of inflation or disinflation. If the values of both types of securities move down during the same period of time the value of the shareholder's investment will decline rather than stabilize or increase, as anticipated, regardless of whether the Fund is primarily invested in gold or government securities.

          3. CONCENTRATION IN AND VOLATILITY OF MINING STOCKS. The securities of companies engaged in the exploration for and/or mining and processing of gold and precious metals have been volatile historically. Mining and other related securities tend to fluctuate as much as or more than gold during periods of market instability because operating results will usually be positively or negatively leveraged by considerable movements in the price of gold. Such securities are further affected by changes in value of the currency of the country of domicile. Since the Gold & Government Fund may from time to time, as set forth in the Prospectus, invest up to 80% of its total assets in gold and precious metals mining stocks, its shares may be subject to greater risks and market fluctuations than other investment companies with investment portfolios having a broader range of investment alternatives.

          4. INVESTMENT IN GOLD BULLION AND COINS. Precious metals prices are affected by various factors such as economic conditions, political events and monetary policies. In addition, gold bullion and coins do not generate income and may subject the Gold & Government Fund to taxes and insurance, shipping and storage costs. The sole source of return to the Fund from such investments would be gains realized on sales; a negative return would be realized if gold is sold at a loss. The price of gold has historically been subject to dramatic upward and downward price movements over short periods of time. In the event of a substantial decrease in the price of gold, the Gold & Government Fund would incur realized or unrealized losses on its investment in gold bullion. In the event of a substantial increase in the price of gold, the Fund may be forced to liquidate a portion of its holdings of gold bullion to ensure that the value thereof does not increase to the extent that, at the close of any fiscal quarter, more than 25% of the value of the Fund's total assets are invested in securities of any one issuer or more than 50% of its total assets are invested in gold bullion in order to remain qualified under the Internal Revenue Code as a regulated investment company. Therefore, the Fund may be forced to partially liquidate its holdings of gold bullion even if the Adviser anticipates further increases in the price of gold. Furthermore, Gold & Government Fund may derive no more than 10% of its gross income in any taxable year from gross gains from transactions in gold bullion to remain so qualified and therefore may be required either to dispose of or continue to hold gold bullion when it would not otherwise do so for investment reasons.

          5. TAX OR CURRENCY LAWS. Changes in the tax or currency laws of the U.S. and of foreign countries, such as imposition of withholding or other taxes or exchange controls on foreign currencies may increase the cost of, or inhibit the Gold & Government Fund's ability to pursue, its investment program.

          6. UNPREDICTABLE INTERNATIONAL MONETARY POLICIES, ECONOMIC AND POLITICAL CONDITIONS. There is the possibility that under unusual international monetary or political conditions the Gold & Government Fund's assets might be less liquid or that the change in value of its assets might be more volatile than would be the case with other investments. In particular, because the price of gold may be affected by unpredictable international monetary policies and economic conditions there may be greater likelihood of a more dramatic impact upon the market prices of securities of companies mining, processing or dealing in gold than changes which would occur in other industries.

         Although Gold & Government Fund expects to take delivery of its investments in the United States, any investment where delivery takes place outside of the United States will be conducted in compliance with any applicable United States and foreign currency restrictions and other laws limiting the amount and types of foreign investments. Since the Adviser expects to make substantially all of the Fund's purchases and sales of securities and gold bullion in the U.S. markets and in U.S. dollars, the Adviser does not believe that it will be materially affected by changes in exchange rates, currency convertibility and repatriation except to the extent the Fund holds foreign currencies, including gold coins, as part of its cash position. However, changes in governmental administrations or of economic or monetary policies, in the United States or abroad, or changed circumstances in dealings between nations could result in investment losses to the Fund and otherwise affect the Fund's operations adversely.

          7. FOREIGN SECURITIES. Although the Adviser does not believe the risk to be substantial, foreign issuers of securities in many countries are subject to less stringent standards of disclosure and regulatory controls than are found in the United States which may result in less reliable and less detailed information being available to the Gold & Government Fund than would be the case with United States companies. In addition, investments in foreign issuers may be affected by fluctuating exchange rates and adverse changes in foreign investment or exchange control regulation. However, the Fund's policy of generally investing in American depository receipts ("ADRs") or other securities which can be sold for United States dollars and for which market quotations are readily available in New York may minimize some of these risks. (ADRs are certificates issued by United States banks representing the right to receive securities of a foreign issuer deposited in that bank or a correspondent bank.)

Portfolio Turnover
------------------

         Gold & Government Fund's rate of portfolio turnover may vary widely from year to year, and may be higher than many other mutual funds with similar investment objectives. Nevertheless, high portfolio turnover in any given year will result in the Fund's payment of above-average amounts of commissions and other transaction costs and may result in the realization of greater amounts of net short-term capital gains, distributions from which will be taxable to shareholders as ordinary income.

                      John Hancock Sovereign Achievers Fund
                      -------------------------------------

Foreign Investments
-------------------

         While Sovereign Achievers Fund may invest in some foreign securities, such investments are expected to constitute less than 10% of the Fund's portfolio. Although the Adviser does not believe the risk to be substantial, foreign issuers of securities in many countries are subject to less stringent standards of disclosure and regulatory controls than are found in the United States which may result in less reliable and less detailed information being available to the Fund than would be the case with United States companies. In addition, investments in foreign issuers may be affected by fluctuating exchange rates and adverse changes in foreign investment or exchange control regulation. However, Sovereign Achievers Fund's policy of generally investing in American depository receipts ("ADRs") or other securities which can be sold for United States dollars and for which market quotations are readily available in New York may minimize some of these risks. ADRs are certificates issued by United States banks representing the right to receive securities of a foreign issuer deposited in that bank or a correspondent bank.

                         John Hancock Regional Bank Fund
                         -------------------------------

         The Adviser believes that the ongoing deregulation of the banking industry continues to provide new opportunities for banks. As deregulation continues and interstate banking becomes more likely, some Regional Banks may become attractive acquisition candidates for large money center banks or other Regional Banks. Typically, acquisitions accelerate the capital appreciation of the shares of the company to be acquired.

         In addition, Regional Banks located in sections of the country experiencing strong economic growth are likely to participate in and benefit from such growth through increased deposits and earnings. Many banks which are actively and aggressively managed and are expanding services as deregulation opens up new opportunities also show potential for capital appreciation.

         The Adviser will seek to invest in those Regional Banks it believes are well positioned to take advantage of the changes in the banking industry. A Regional Bank may be well positioned for a number of reasons. It may be an attractive acquisition for a bank wishing to strengthen its presence in the geographic region or to expand into interstate activities, or it may be planning on a regional merger to strengthen its position in the geographic area. The Regional Bank may be located in a geographic region with strong economic growth and be actively seeking to participate in such growth, or it may be expanding into financial services previously unavailable to it (due to an easing of regulatory constraints) in order to become a full service financial center.

Risk Factors
------------

         Banks, finance companies and other financial services organizations are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and the interest rates and fees which may be charged. The profitability of these concerns is largely dependent upon the availability and cost of capital funds, and has shown significant recent fluctuation as a result of volatile interest rate levels. Volatile interest rates will also affect the market value of debt securities held by the Regional Bank Fund. In addition, general economic conditions are important to the operations of these concerns, with exposure to credit losses resulting from possible financial difficulties of borrowers potentially having an adverse effect.

                          John Hancock Global Fund and
                          ----------------------------
                         John Hancock Global Income Fund
                         -------------------------------

         Today, more than two-thirds of the world's stock market value is traded on stock exchanges located outside of the United States. Europe is poised for economic change. The European Economic Commission has ratified the economic directives which will essentially create a single, unified market amongst the European nations allowing the free movement of goods and services within a population which is larger than that of the USA. Europe also intends to participate in the restructuring of the social and economic policies of the former Soviet Union and other Eastern bloc countries. The Pacific Region, which includes Japan, Hong Kong, Korea, Taiwan, Thailand, Singapore, Malaysia and Australia, has experienced substantial economic growth in recent years. The Global Fund provides you with access to the stock markets of the world, enabling you to diversify your investments among a variety of countries, companies and industrial sectors.

         In general, the securities in which Global Income Fund may invest include debt obligations issued or guaranteed by United States or foreign governments, political subdivisions thereof (including states, provinces and municipalities) or their agencies and instrumentalities ("governmental entities"), or issued or guaranteed by international organizations designated or supported by governmental entities to promote economic reconstruction or development ("supranational entities"), or issued by corporations or financial institutions. Examples of supranational entities include the International Bank for Reconstruction and Development (the "World Bank"), the European Steel and Coal Community, the Asian Development Bank and the Inter-American Development Bank. The governmental members, or "stockholders", usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. Securities issued by supranational entities may be denominated in U.S. dollars, a foreign currency or a multi-national currency unit such as the European Currency Unit ("ECU"). The ECU is a composite currency consisting of specified amounts of each of the currencies of the member countries of the European Economic Community. Securities of corporations and financial institutions in which the Fund may invest include corporate and commercial obligations, such as medium-term notes and commercial paper, which may be indexed to foreign currency exchange rates. In accordance with guidelines promulgated by the Staff of the Securities and Exchange Commission, the Fund will consider as an industry any category of such supranational entities which may have been designated by the Commission.

American Depository Receipts and European Depository Receipts
-------------------------------------------------------------

         In addition to purchasing equity securities of foreign issuers in foreign markets, Global Fund and the Global Income Fund may invest in American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") or other securities convertible into securities of corporations domiciled in foreign countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. It is the current intention of JH Advisers International that no more than 5% of the Global Fund's assets will be invested in ADRs and EDRs.

Foreign Currency Transactions
-----------------------------

         Global Fund and Global Income Fund will conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific amount of currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are usually traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for such trades.

         The Global Fund and the Global Income Fund may enter into forward foreign currency exchange contracts to enhance return, as a substitute for the purchase or sale of currency or to hedge against fluctuations in currency exchange rates. The Funds' hedging transactions in forward contracts may include the following. A Fund may enter into a contract for the purchase or sale of a security denominated in a foreign currency to "lock-in" the United States dollar price of the security. By entering into a forward contract for a fixed amount of dollars for the purchase or sale of the amount of foreign currency involved in the underlying transactions, a Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the United States dollar and that foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

         When the Adviser or JH Advisers International believes that the currency of a particular foreign country may suffer or enjoy a substantial movement against another currency, a Fund may enter into a forward contract to sell or buy the amount of the former foreign currency approximating the value of some or all of that Fund's portfolio securities denominated in such foreign currency. This second investment practice is generally referred to as "cross-hedging". The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

         In addition, the Funds may enter into forward contracts for non-hedging purposes. For example, if a portfolio security with an attractive rate of return is denominated in a currency (including the U.S. dollar) that is not expected to perform well, a Fund may use forward contracts to offset its exposure to the non-performing currency while retaining the security.

         Under normal circumstances, consideration of the prospects for currency exchange rates will be incorporated into a Fund's long-term investment decisions made with regard to overall investment strategies. However, each Fund believes that it is important to have the flexibility to enter into forward contracts when it determines that the best interests of the Fund will thereby be served. State Street Bank and Trust Company, the Funds' custodian, will place cash or liquid debt securities into a segregated account of each Fund in an amount equal to the value of that Fund's total assets committed to the consummation of forward foreign currency exchange contracts involving the purchase of foreign currency. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts.

         At the maturity of a forward contract, a Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency. There can be no assurance, however, that either Fund will be able to effect such a closing purchase transaction.

         It is impossible to forecast the market value of a particular portfolio security at the expiration of the contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

         If either the Global Fund or the Global Income Fund retains the portfolio security and engages in an offsetting transaction, that Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. Should forward prices decline during the period between a Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, such Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

         The Funds are not required to enter into forward contracts with regard to their foreign currency-denominated securities. It also should be realized that this method of protecting the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

         Although the Global Fund and the Global Income Fund value their assets daily in terms of United States dollars, neither Fund intends to convert its holdings of foreign currencies into United States dollars on a daily basis. A Fund will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell the currency to the dealer.


Portfolio Turnover
------------------

         The Global Income Fund's portfolio turnover rate may vary widely from year to year and may be higher than that of many other mutual funds with similar investment objectives. For example, if the Global Income Fund writes a substantial number of call options and the market prices of the underlying securities appreciate, or if it writes a substantial number of put options and the market prices of the underlying securities depreciate, there may be a very substantial turnover of the portfolio. While the Fund will pay commissions in connection with its options transactions, government securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission. Nevertheless, high portfolio turnover may involve correspondingly greater commissions and other transaction costs, which will be borne directly by the Fund.

THE FUNDS' OPTIONS TRADING ACTIVITIES

         The following information supplements the discussion in the Prospectuses regarding options transactions in which the Funds may engage.

         A call option gives the purchaser of the option the right to buy, and the writer the obligation to sell (if the option is exercised), the underlying security or asset at the exercise price during the option period. Conversely, a put option gives the purchaser the right to sell, and the writer the obligation to buy, (if the option is exercised) the underlying security or asset at the exercise price during the option period.

         The principal reason for writing covered call options on a portfolio security or foreign currency is to attempt to realize through the receipt of premiums a greater return than would be realized on the security or foreign currency alone. A covered call option writer, in return for the premium, has given up the opportunity for profit from a price increase in the underlying security or currency above the exercise price so long as its obligation continues, but has retained the risk of loss should the price of the security decline. The call option writer has no control over when it may be required to sell its securities, since it may be assigned an exercise notice at any time prior to the termination of its obligation as a writer. If an option expires, the writer realizes a gain in the amount of the premium. Such a gain, of course, may be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer realizes a gain or loss from the sale of the underlying security or currency.

         It is the policy of each Fund to meet the requirements of the Internal Revenue Code to qualify as a regulated investment company to prevent double taxation of the Fund and its investors. One of these requirements is that less than 30% of a Fund's gross income for each taxable year must be derived from gross gains from the sale or other disposition of certain financial assets, including stocks, securities, and most options, futures and forward contracts, held for less than three months. The extent to which the Funds may engage in options, futures and forward transactions may be materially limited by this 30% test.

Gold & Government Fund, Global Income Fund, Sovereign Achievers Fund, and
-------------------------------------------------------------------------
Regional Bank Fund
------------------

         Call Options
         ------------

         Each Fund may trade in options, including purchasing calls and writing covered calls. Gold & Government Fund may write covered call options and purchase put and call options on gold bullion, U.S. Government securities and equity securities in which it may invest. Call options ("calls") may be written (i.e., sold) by each Fund if (i) the calls are listed on a domestic exchange or are traded over-the-counter; and (ii) the calls are covered, i.e., the Fund owns the assets subject to the call (or other assets acceptable for escrow arrangements) while the call is outstanding.

         Each Fund may write call options to obtain additional income. When a Fund writes a call it receives a premium and agrees to sell the callable securities to the purchaser of the call, if the option is exercised during the call period, at a fixed exercise price (which may differ from the market price) regardless of market price changes during the call period. Thus, in exchange for the premium received, the Fund foregoes any possible profit from an increase in market price over the exercise price.

         When a Fund writes a call option, an amount equal to the premium received by it is included in that Fund's Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. The premium paid by a Fund for the purchase of a call or put option is included in the assets section of the Statement of Assets and Liabilities as an investment and subsequently adjusted to the current market value of the option. The current market value of a purchased or written option is the last sale price on the principal exchange on which such option is traded or, in the absence of a sale or in the case of an unlisted option, the mean between the last bid and offering prices.

         To terminate its obligation on a call which it has written, each Fund may purchase a call in a "closing purchase transaction." (As discussed below, each Fund may also purchase calls other than as part of such transactions.) A profit or loss will be realized depending on the amount of option transaction costs and whether the premium previously received is more or less than the price of the call purchased. A profit may also be realized if the call lapses unexercised, because the Fund retains the underlying security and the premium received. Any such profits are considered short-term gains for federal tax purposes and, when distributed by the Fund, are taxable as ordinary income.

         Each Fund may purchase calls only if the calls are listed on a domestic exchange or traded over-the-counter. Each Fund will purchase call options to attempt to obtain capital appreciation. When a Fund buys a call, it pays a premium and has the right to buy the callable securities from the seller of a call during a period at a fixed exercise price. The Fund benefits only if the market price of the callable securities is above the call price during the call period and the call is either exercised or sold at a profit. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and the Fund will lose its premium payment and the right to purchase the underlying security.

         In the case of Gold & Government Fund, hedging by writing covered call options on gold bullion is similar to hedging through the use of similar options on securities as described above. In addition, Gold & Government Fund may purchase call options on gold bullion if it desires to achieve a more rapid exposure to anticipated increases in the price of gold mining shares or gold bullion than is practical by buying such assets.

         Put Options
         -----------

         Any of the Funds may purchase put options ("puts") if they are listed on a domestic exchange or traded over-the-counter. None of the Funds may write
(sell) puts, but may resell puts previously purchased by it to third parties who are not broker-dealers. When a Fund buys a put, it pays a premium and has the right to sell the underlying assets to the seller of the put during the put period at a fixed exercise price.

         Each Fund may buy puts related to securities it owns ("protective puts") or to securities it does not own ("nonprotective puts"). Buying a protective put permits the Fund to protect itself during the put period against a decline in the value of the underlying securities below the exercise price by selling them through the exercise of the put. Thus, protective puts will assist the Funds in achieving their investment objectives of capital appreciation by protecting them against a decline in the market value of their portfolio securities.

         Buying a non-protective put permits each Fund, if the market price of the underlying securities is below the put price during the put period, either to resell the put or to buy the underlying securities and sell them at the exercise price. A non-protective put can enable each Fund to achieve appreciation during a period when the price of securities underlying such put is declining. If the market price of the underlying securities is above the exercise price and as a result, the put is not exercised or resold (whether or not at a profit), the put will become worthless at its expiration date.

         In the case of the Gold & Government Fund, hedging by purchasing put options on gold bullion is similar to hedging through the use of similar options on securities as described above.

Government Fund
---------------

         Writing Covered Options on Government Securities
         ------------------------------------------------

         The Government Fund may write (sell) covered call options and covered put options on all or any part of the Fund's portfolio of Government Securities. The Government Fund may write (i.e., sell) options which are traded on registered securities exchanges ("Exchanges") and may also write options on Government Securities which are traded over-the-counter. A call option gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying security at the exercise price if the option is exercised during the option period. Conversely, a put option gives the purchaser the right to sell, and the writer the obligation to buy (if the option is exercised) the underlying security at the exercise price during the option period. The Fund may also write straddles (combinations of covered puts and calls on the same underlying security).

         The Government Fund writes only "covered" options. This means that as long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option, except that, in the case of call options on U.S. Treasury Bills, the Fund might own U.S. Treasury Bills of a different series from those underlying the call option, but with a principal amount corresponding to the option contract amount and a maturity date no later than that of the securities deliverable under the call option. See "Risk Factors Applicable to Options" below.

         The Government Fund will be considered "covered" with respect to a put option it writes if, as long as it is obligated as the writer of a put option, it deposits and maintains with its Custodian, cash, Government Securities or other high-grade debt obligations having a value equal to or greater than the exercise price of the option.

         So long as the obligation of the writer continues, the writer may be assigned an exercise notice by the broker-dealer through whom the option was sold. The exercise notice would require the writer to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates upon expiration of the option, or at such earlier time that the writer effects a closing purchase transaction by purchasing an option covering the same underlying security and having the same exercise price and expiration date ("of the same series") as the one previously sold. Once an option has been exercised, the writer may not execute a closing purchase transaction. To secure the obligation to deliver the underlying security in the case of a call option, the writer of the option is required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "OCC"), an institution created to interpose itself between buyers and sellers of options. Technically, the OCC assumes the other side of every purchase and sale transaction on an Exchange and, by doing so, gives its guarantee to the transaction.

         The principal reason for writing options on a securities portfolio is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. In return for the premium, the covered call option writer has given up the opportunity for profit from a price increase in the underlying security above the exercise price as so long as the option remains open, but retains the risk of loss should the price of the security decline. Conversely, the put option writer gains a profit, in the form of the premium, so long as the price of the underlying security remains above the exercise price, but assumes an obligation to purchase the underlying security from the buyer of the put option at the exercise price, even though the security may fall below the exercise price, at any time during the option period. If an option expires, the writer realizes a gain in the amount of the premium. Such a gain may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer realizes a gain or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill his obligation to purchase the underlying security at the exercise price, which will usually exceed the then-market value of the underlying security.

         Because the Government Fund can write only covered options, it may at times be unable to write additional options unless it sells a portion of its portfolio holdings to obtain new debt securities against which it can write options. This may result in higher portfolio turnover and correspondingly greater brokerage commissions and other transaction costs.

         To the extent that a secondary market is available on the Exchanges, the covered option writer may close out options it has written prior to the assignment of an exercise notice by purchasing, in a closing purchase transaction, an option of the same series as the option previously written. If the cost of such a closing purchase, plus transaction costs, is greater than the premium received upon writing the original option, the writer will incur a loss in the transaction.

         The extent to which the Government Fund may write covered call and put options and enter into so-called "straddle" transactions may be limited by the Code's requirements for qualification as a regulated investment company and the Fund's intention to qualify as such.

         Purchasing Put Options on Government Securities
         -----------------------------------------------

         The Government Fund may purchase put options on optionable Government Securities in anticipation of a price decline in the underlying security. This contemplates the purchase of put options at a time when the Fund does not own the underlying security and it seeks to benefit from an anticipated decline in the market price of the underlying security. If the put option is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option. Further, unless the put option is sold in a closing sale transaction, in order for the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs.

         The Government Fund may also purchase put options ("protective puts") to protect its holdings in an underlying security against a substantial decline in market value. Such hedge protection is provided only during the life of the put option when the Fund as the holder of the put option is able to sell the underlying security at the exercise price regardless of any decline in the underlying security's market price. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized in its underlying security by the premium paid for the put option and by transaction costs.

         The Government Fund will not invest more than 5% of its net assets in put options.

Risk Factors Applicable to Options (Government Fund, Gold & Government Fund and
-------------------------------------------------------------------------------
Global Income Fund Only)
------------------------

         ON TREASURY BONDS AND NOTES. Because trading interest in Treasury Bonds and Notes tends to center on the most recently auctioned issues, the Exchanges will not indefinitely continue to introduce new series of options with expirations to replace expiring options on particular issues. Instead, the expirations introduced at the commencement of options trading on a particular issue will be allowed to run their course, with the possible addition of a limited number of new expirations as the original ones expire. Options trading on each series of Bonds or Notes will thus be phased out as new options are listed on the more recent issues, and a full range of expiration dates will not ordinarily be available for every series on which options are traded.

         ON TREASURY BILLS. Because the deliverable Treasury Bill changes from week to week, writers of Treasury Bill call options cannot provide in advance for their potential exercise settlement obligations by acquiring and holding the underlying security. However, if the Government Fund or the Gold & Government Fund holds a long position in Treasury Bills with a principal amount corresponding to the option contract size, such Fund may be hedged from a risk standpoint. In addition, each Fund will maintain in a segregated account with its custodian Treasury Bills maturing no later than those which would be deliverable in the event of an assignment of an exercise notice to ensure that it can meet its open options obligations.

         ADDITIONAL RISKS OF OPTIONS ON GOVERNMENT SECURITIES. The Gold & Government Fund, the Government Fund and the Global Income Fund may purchase and sell options on Government Securities including securities issued by the Government National Mortgage Association. Certain options on Government Securities are traded "over-the-counter" rather than on an exchange. This means that each of these Funds will enter into such options with particular broker-dealers who make markets in these options. With respect to options not traded on an exchange, there is the additional risk that a Fund may not be able to enter into a closing transaction with the other party to the option on satisfactory terms or that such other party may be unable to fulfill its contractual obligations. However, the Adviser or JH Advisers International, as the case may be, will enter into transactions in non-listed options only with responsible dealers where it does not believe that the foregoing factors present a material risk. There is no assurance that the Funds will be able to effect closing transactions at any particular time or at an acceptable price. A Fund's ability to terminate options positions in Government Securities may involve the risk that broker-dealers participating in such transactions will fail to meet their obligations to the Fund. The Funds will purchase options on Government Securities only from broker-dealers whose debt securities are investment grade (as determined by the Boards of Trustees).

All Funds
---------

         Put and Call Options:  General
         ---------------------  -------

         A call option position may be closed out only on an exchange which provides a secondary market for options of the same series or, in the case of an over-the-counter option, only with the other party to the transaction. In general, exchange-traded options are third-party contracts (i.e. performance of the parties' obligations is guaranteed by an exchange or clearing corporation) with standardized strike prices and expiration dates. Over-the-counter transactions are two-party contracts with price and terms negotiated by the buyer and seller. There is no assurance that the Funds will be able to close out options acquired or sold over-the-counter.

         The Funds will acquire only those over-the-counter options for which management believes the Funds can receive on each business day at least two separate bids or offers (one of which will be from an entity other than a party to the option) or those over-the-counter options valued by an independent pricing service. The Funds will write and purchase over-the-counter options only with member banks of the Federal Reserve System and primary dealers in U.S. Government securities or their affiliates which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The SEC has taken the position that over-the-counter options are illiquid securities, subject to the restriction that illiquid securities are limited to not more than 10% of a Fund's assets. The SEC, however, has a partial exemption from the above restrictions on transactions in over-the-counter options. The SEC allows a Fund to exclude from the 10% limitation on illiquid securities a portion of the value of the over-the-counter options written by the fund, provided that certain conditions are met. First, the other party to the over-the-counter options has to be a primary U.S. Government securities dealer designated as such by the Federal Reserve Bank. Second, the Funds would have an absolute contractual right to repurchase the over-the-counter options at a formula price. If the above conditions are met, a Fund must treat as illiquid only that portion of the over-the-counter option's value (and the value of its underlying securities) which is equal to the formula price for repurchasing the over-the-counter option, less the over-the-counter option's intrinsic value.

         Although the Funds will generally purchase or write only those exchange-traded options for which there appears to be an active secondary market, there can be no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. In the event that no liquid secondary market exists, it might not be possible to effect closing transactions in particular options. If Fund cannot close out an exchange-traded or over-the-counter option which it holds, it would have to exercise such option in order to realize any profit and would incur transaction costs on the purchase or sale of underlying assets. If the Government Fund, Gold & Government Fund, Sovereign Achievers Fund, Regional Bank Fund, Global Fund or Global Income Fund, as covered call option writers, are unable to effect a closing purchase transaction, they will not be able to sell the underlying assets until the option expires or they deliver the underlying asset upon exercise. Accordingly, these Funds may run the risk of either foregoing the opportunity to sell the underlying asset at a profit or being unable to sell the underlying asset as its price declines.

         Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) an exchange may impose restrictions on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the exchanges and the Options Clearing Corporation have had only limited experience with the trading of certain options and the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

         The put and call options activities of Government Fund, Gold & Government Fund, Sovereign Achievers Fund, Regional Bank Fund, Global Fund and Global Income Fund may affect their turnover rates and the amount of brokerage commissions paid by them. The exercise of calls written by these Funds may cause them to sell portfolio securities or other assets at times and amounts controlled by the holder of a call, thus increasing the Funds' portfolio turnover rates and brokerage commission payments. The exercise of puts purchased by the Fund may also cause the sale of securities or other assets, also increasing turnover. Although such exercise is within the Funds' control, holding a protective put might cause the Funds to sell the underlying securities or other assets for reasons which would not exist in the absence of the put. Holding a non-protective put might cause the purchase of the underlying securities or other assets to permit the Funds to exercise the put. The put and call activities of Gold & Government Fund will be restricted by the limited availability of options relating to mining securities and foreign investments that are listed on domestic exchanges or quoted at some future date on NASDAQ.

         A Fund will pay a brokerage commission each time it buys or sells a put or call or buys or sells a security in connection with the exercise of a put or call. Such commissions may be higher than those which would apply to direct purchases or sales of equity securities.

         There is no limit as to how many times either the Global Fund's or the Global Income Fund's options positions may be replaced and therefore the potential risks to each Fund may be greater than 5% of its net assets. Successful use by the Adviser or JH Advisers International of options on securities, foreign currencies and/or forward foreign currency exchange contracts will be based upon predictions by the Adviser or JH Advisers International as to anticipated movements of foreign currency exchange rates and/or interest rates.

         The Funds' Custodian, or a securities depository acting for it, will act as the Funds' escrow agent as to the securities on which they have written calls, or as to other securities acceptable for such escrow, so that pursuant to the rules of the Options Clearing Corporation and certain exchanges, no margin deposit will be required of the Funds. Until the securities are released from escrow, they cannot be sold by the Funds; this release will take place on the expiration of the call or the Funds' entering into a closing purchase transaction. For information on the valuation of the puts and calls, see "Net Asset Value."

Managed-Tax Exempt Fund
-----------------------

         The Managed Tax-Exempt Fund does not engage in any options related transactions except options on interest rate futures contracts and municipal bond index futures contracts as described in "The Funds' Investments in Futures Contracts" below.

THE FUNDS' INVESTMENTS IN FUTURES CONTRACTS

         The following information supplements the discussion in the Prospectuses regarding investment by certain Funds in futures contracts and related options.


INTEREST RATE FUTURES CONTRACTS. The Government Fund, Managed Tax-Exempt Fund, Gold & Government Fund and Global Income Fund may invest in interest rate futures contracts and related options that are traded on a United States or foreign exchange or board of trade.


     Currently, interest rate futures contracts can be purchased and sold with respect to U.S. Treasury bonds, U.S. Treasury notes, Government National Mortgage Association mortgage-backed certificates, U.S. Treasury bills and ninety-day commercial paper.

         The purpose of the purchase or sale of interest rate futures contracts by the Funds will be to protect the Funds from fluctuations in interest rates without necessarily buying or selling fixed income securities. For example, if a Fund owns bonds and interest rates are expected to increase, that Fund might sell futures contracts on debt securities having characteristics similar to those held in the portfolio. Such a sale would have much the effect as selling an equivalent value of the bonds owned by the Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have.

         Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against having to make an anticipated purchase of bonds at the higher prices subsequently expected to prevail. Since the fluctuations in the value of appropriately selected futures contracts should be similar to that of the bonds that will be purchased, a Fund could take advantage of the anticipated rise in the cost of the bonds without actually buying them until the market has stabilized. At this time, that Fund could make the intended purchase of the bonds in the cash market and the futures contracts could be liquidated. To the extent a Fund enters into futures contracts for this purpose, it will maintain in a segregated account assets sufficient to cover its obligations with respect to such futures contracts, which will consist of cash or U.S. Government or other high quality debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Fund with respect to such futures contracts.

MUNICIPAL BOND INDEX FUTURES CONTRACTS. The Managed Tax-Exempt Fund may invest in municipal bond index futures contracts that are traded on a United States exchange or board of trade. Such investments may be made by the Fund solely for the purposes of hedging against changes in the value of its portfolio securities due to anticipated changes in interest rates and market conditions, and not for purposes of speculation.

         A municipal bond index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. No physical delivery of the underlying municipal bonds in the index is made.

         The purpose of the acquisition or sale of a municipal bond index futures contract by the Managed Tax-Exempt Fund, as the holder of long-term municipal securities, is to protect the Fund from fluctuations in interest rates on municipal securities without actually buying or selling long-term municipal securities. For example, if the Fund owns long-term bonds and interest rates are expected to increase, it might sell municipal bond index futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in the Fund's portfolio. If interest rates increase as anticipated by the Adviser, the value of certain long-term municipal securities in the portfolio would decline, but the value of the Fund's futures contracts would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. Of course, since the value of the municipal securities in the Managed Tax-Exempt Fund's portfolio may exceed the value of the futures contracts sold by the Fund, an increase in the value of the futures contracts might only mitigate - but not totally offset - the decline in the value of the portfolio.

         Similarly, when it is expected that interest rates may decline, municipal bond index futures contracts could be purchased to hedge against the Managed Tax-Exempt Fund's anticipated purchases of long-term municipal securities at higher prices. Since the rate of fluctuation in the value of municipal bond index futures contracts should be similar to that of long-term bonds, the Fund could take advantage of the anticipated rise in the value of long-term bonds without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund's cash could be used to buy long-term bonds in the cash market. The Managed Tax-Exempt Fund could accomplish similar results by selling municipal securities with long maturities and investing in municipal securities with short maturities when interest rates are expected to increase or buying municipal securities with long maturities and selling municipal securities with short maturities when interest rates are expected to decline. However, in circumstances when the market for municipal securities may not be as liquid as that for the municipal bond index futures contracts, the ability to invest in such contracts could enable the Fund to react more quickly to anticipated changes in market conditions or interest rates.

GOLD BULLION FUTURES CONTRACTS. The Gold & Government Fund may invest in gold bullion futures contracts and related options that are traded on a United States exchange or board of trade. Such investments may be made by the Gold & Government Fund solely for the purpose of hedging against changes in the value of its portfolio securities due to anticipated changes in gold prices, interest rates or market conditions, and not for the purposes of speculation.

         Generally, futures contracts on gold bullion are similar to the interest rate futures contracts discussed above. By entering into gold bullion futures contracts, the Fund will be able to establish the rate at which it will be entitled to purchase set amounts of gold bullion in a future month. By selling such futures, the Fund can establish the price it will receive in the delivery month for a specified amount of gold bullion, or the Fund can attempt to "lock in" the value of some or all of the gold bullion held in its portfolio at a particular time.


FOREIGN CURRENCY FUTURES CONTRACTS. The Global Income Fund may invest in foreign currency futures contracts and related options that are traded on a United States foreign exchange or board of trade.


         Foreign currency futures contracts can be purchased and sold with respect to the British Pound, Deutsche Mark, Japanese Yen and other currencies or groups of currencies in which securities held by the Global Income Fund are denominated or which are sufficiently correlated with such currencies as to constitute an appropriate vehicle for hedging.

         Generally, foreign currency futures contracts are similar to the interest rate futures contracts discussed above. By entering into foreign currency futures contracts, the Global Income Fund will be able to establish the rate at which it will be entitled to exchange U.S. dollars (or another foreign currency) for another currency in a future month. By selling currency futures, the Fund can establish the number of dollars (or another foreign currency) it will receive in the delivery month for a certain amount of a foreign currency against the U.S. dollar (or another foreign currency), or the Fund can attempt to "lock in" the U.S. dollar value (or other foreign currency value) of some or all of the securities held in its portfolio and denominated in that currency. By purchasing currency futures, the Fund can establish the number of dollars it will be required to pay for a specified amount of a foreign currency in the delivery month. For example, if the Fund intends to buy securities in the future and expects the U.S. dollar to decline against the relevant foreign currency during the period before the purchase is effected, the Fund can attempt to "lock in" the price in U.S. dollars of the securities it intends to acquire.

FOREIGN DEBT SECURITIES FUTURES CONTRACTS. The Global Income Fund may also invest in foreign debt futures contracts that are traded on a U.S. exchange or board of trade or, consistent with U.S. Commodity Futures Trading Commission regulations, traded on foreign exchanges. Such investments may be made solely for the purpose of hedging against changes in the value of its portfolio securities due to anticipated changes in interest rates, foreign currency exchange rates or market conditions, and not for the purpose of speculation.

         Foreign debt futures contracts are similar to the interest rate futures contracts discussed above. By purchasing a futures contract, the Global Income Fund will legally obligate itself to accept delivery of the underlying foreign debt security and pay the agreed price; by selling a foreign debt futures contract, it will legally obligate itself to make delivery of the security against payment of the agreement price. Futures contracts for the purchase and sale of foreign debt futures contracts currently are actively traded on the London International Financial Futures Exchange, the Tokyo Stock Exchange and the Paris Stock Exchange.

RISK FACTORS. Unlike the purchase or sale of a security, no consideration is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the broker an amount of cash or cash equivalents, known as "initial margin", as a type of performance bond or good faith deposit which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. The required amount of initial margin is subject to change by the board of trade or exchange on which the contract is traded and members of such board of trade or exchange may charge a higher amount. Subsequent payments, known as "variation margin", to and from the broker, will be made on a daily basis as the price of the futures contract fluctuates making long and short positions in the contract more or less valuable, a process known as marking-to-market. At any time prior to the expiration of the contract, a Fund may elect to close the position, which will operate to terminate the Fund's existing position in the futures contract.

         There are several risks in connection with the use of futures contracts as a hedging device. Successful use of futures contracts by the Funds is subject to the Adviser's ability to predict correctly movements in the direction of interest rates, gold prices or foreign currency exchange rates, as the case may be. A decision of whether, when and how to hedge involves the exercise of skill and judgment and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in such rates and prices. In addition, there can be no assurance that there will be a correlation between movements in the price of the futures contracts and movements in the price of the related securities, gold or foreign currencies which are the subject of the hedge. The degree of imperfection or correlation depends upon various circumstances such as, for example, variations in speculative market demand for futures contracts and the specific securities, gold or foreign currencies being hedged and upon the securities, gold or foreign currencies, as the case may be, underlying the futures contracts.

         Although the Funds intend to purchase or sell futures contracts only if there is an active market for such contracts, there is no assurance that a liquid market will exist for the contract at any particular time. Most domestic futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of the futures position and subjecting some futures traders to substantial losses. In such event, it will not be possible to close a futures position, and in the event of adverse price movements, a Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities, gold or foreign currencies, as the case may be, will, in fact, correlate with the price movements in the respective futures contracts and thus provide an offset to losses on such futures contracts.

         If a Fund has hedged against the possibility of an increase in interest rates, gold prices or foreign currency rates adversely affecting the value of the securities, gold bullion or foreign currencies held in its portfolio and rates decrease instead, the Fund will lose part or all of the benefit of the increased value of the respective securities, gold bullion or foreign currencies which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the decline in interest rates, gold prices or foreign currency exchange rates, as the case may be. The Funds may have to sell securities at a time when it may be disadvantageous to do so.

OPTIONS ON INTEREST RATE, GOLD BULLION AND FOREIGN CURRENCY FUTURES CONTRACTS. An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time prior to the expiration of the option. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs).

         The Funds may purchase and write put and call options on interest rate, gold bullion and foreign currency futures contracts, as the case may be, that are traded on a United States exchange or board of trade as a hedge against the value of their portfolio securities due to anticipated changes in interest rates, gold prices, foreign currency exchange rates or market conditions, and may enter into closing transactions with respect to such options to terminate existing positions.

         In addition to the risks which apply to futures transactions generally as described above, there are additional risks relating to options on futures contracts. The ability to establish and close out positions on such options will be subject to the existence of a liquid market. In addition, the purchase or sale of put or call options will be based upon predictions as to anticipated interest rate trends, gold bullion or foreign currency valuation trends, as the case may be, by the Adviser which could prove to be incorrect. Even if the expectations of the Adviser are correct, there may be an imperfect correlation between the change in the value of the options and of the portfolio securities hedged. In addition, the ability of the Funds to trade in futures contracts may be materially limited by the requirements of the Internal Revenue Code.

         When a Fund writes a call option or put option it will be required to deposit initial margin and variation margin pursuant to broker's requirements similar to those applicable to futures contracts. In addition, net option premiums received for writing options will be included as initial margin deposits.

         There is no limit as to how many times the Gold & Government Fund's or the Global Income Fund's options positions may be replaced, and, therefore, the potential risks to those Funds may be greater than 5% of their net assets. Successful use by the Adviser of options will be based upon predictions by the Adviser as to anticipated movements of interest rates, gold prices and/or foreign currency exchange rates.


CERTAIN INVESTMENT PRACTICES

         The following information supplements the discussion of the Funds' investment strategies and techniques in the Prospectuses.

Investment in Foreign Securities
--------------------------------

         Because of the following considerations, shares of the Global Fund and the Global Income Fund should not be considered a complete investment program. There is generally less publicly available information about foreign companies and other issuers comparable to reports and ratings that are published about issuers in the United States. Foreign issuers are also generally not subject to uniform accounting and auditing and financial reporting standards, practices and requirements comparable to those applicable to United States issuers.

         It is contemplated that most foreign securities will be purchased in over-the-counter markets or on exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Foreign securities markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign issuers are less liquid and more volatile than securities of comparable United States issuers. Similarly, volume and liquidity in most foreign bond markets is less than in the United States and at times, volatility of price can be greater than in the United States. Fixed commissions on foreign exchanges are generally higher than negotiated commissions on United States exchanges, although each Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed issuers than in the United States.

         With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of a Fund, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States' economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

         The dividends and interest payable on certain of the Global Fund's and the Global Income Fund's foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to each Fund's shareholders. See "Tax Status".

         Investors should understand that the expense ratio of each of the Global Fund and the Global Income Fund can be expected to be higher than that of investment companies investing in domestic securities since the expenses of the Funds, such as the cost of maintaining the custody of foreign securities and the rate of advisory fees paid by the Funds, are higher.

Repurchase Agreements
---------------------

         The Funds may also enter into repurchase agreements with domestic broker-dealers, banks and financial institutions, but Government Fund, Managed Tax-Exempt Fund, Gold & Government Fund, Sovereign Achievers Fund, Global Fund and Global Income Fund may not invest more than 10% and Regional Bank Fund may not invest more than 5% of their respective net assets in repurchase agreements having maturities of greater than seven days.

         A repurchase agreement is a contract pursuant to which a Fund, against receipt of securities of at least equal value including accrued interest, agrees to advance a specified sum to a broker-dealer, bank or financial institution which agrees to reacquire the securities at a mutually agreed upon time and price. Repurchase agreements, which are usually for periods of one week or less, enable a Fund to invest its cash reserves at fixed rates of return. A Fund may enter into repurchase agreements with domestic broker-dealers, banks and other financial institutions, provided the Fund's custodian always has possession of securities serving as collateral whose market value at least equals the amount of the institution's repurchase obligation. The Global Fund and the Global Income Fund will only enter into repurchase agreements which are collateralized at all times by U.S. Government obligations. To minimize the risk of loss the Funds will enter into repurchase agreements only with institutions and dealers which the Boards of Trustees of the Trusts consider to be creditworthy. If an institution enters an insolvency proceeding, the resulting delay in liquidation of the securities serving as collateral could cause the relevant Fund some loss, as well as legal expense, if the value of the securities declined prior to liquidation.

When-Issued and Delayed Delivery Securities
-------------------------------------------

         As stated in the Prospectus, the Managed Tax-Exempt Fund may purchase and sell municipal securities and the Gold & Government Fund and the Global Income Fund may purchase and sell fixed income securities (including GNMA, FHLMC and FNMA Certificates) on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by a Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield. However, the yield on a comparable security available when delivery takes place may vary from the yield on the security at the time that the when-issued or delayed delivery transaction was entered into. When a Fund engages in when-issued and delayed delivery transactions, it relies on the seller or buyer, as the case may be, to consummate the sale. Failure to do so may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When-issued and delayed delivery transactions may be expected to settle within three months from the date the transactions are entered into. However, no payment or delivery is made by the Fund until it receives delivery or payment from the other party to the transaction.

         To the extent that a Fund remains substantially fully invested at the same time that it has purchased when-issued securities, as it would normally expect to do, there may be greater fluctuations in its net assets than if the Fund set aside cash to satisfy its purchase commitment.

         When a Fund purchases securities on a when-issued basis, it will maintain in a segregated account with its Custodian cash, Government Securities or other high-grade debt obligations readily convertible into cash having an aggregate value equal to the amount of such purchase commitments until payment is made. If necessary, additional assets will be placed in the account daily so that the value of the account will equal or exceed the amount of the Fund's purchase commitment. The Government Fund, the Global Income Fund and the Managed Tax-Exempt Fund will likewise segregate securities they sell on a delayed delivery basis.

         The Managed Tax-Exempt Fund expects that commitments to purchase when-issued securities will not normally exceed 25% of its net asset value.

Stand-By Commitments
--------------------

         When the Managed Tax-Exempt Fund exercises a stand-by commitment that it has acquired from a dealer with respect to a municipal security held in its portfolio, the dealer will normally pay to the Managed Tax-Exempt Fund an amount equal to: (1) the Fund's acquisition cost of the municipal securities (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (2) all interest accrued on the securities since the last interest payment date or the date the securities were purchased by the Fund, whichever is later. The Fund's right to exercise stand-by commitments would be unconditional and unqualified. A stand-by commitment would not be transferable by the Managed Tax-Exempt Fund, although it could sell the underlying municipal securities to a third party at any time.

         The Managed Tax-Exempt Fund intends to enter into stand-by commitments only with those banks which, in the opinion of the Adviser, present minimal credit risk. The Managed Tax-Exempt Fund may pay for stand-by commitments either separately, in cash or by paying a higher price for portfolio securities which are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid for outstanding stand-by commitments held by the Managed Tax-Exempt Fund is not expected to exceed 1/2 of 1% of the Fund's total asset value calculated immediately after each stand-by commitment is acquired. The Fund intends to acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a stand-by commitment would not ordinarily affect the valuation or maturity of the underlying municipal securities. Stand-by commitments acquired by the Managed Tax-Exempt Fund would be valued at zero in determining net asset value. Where the Fund paid directly or indirectly for a stand-by commitment, its cost would be amortized over the period the commitment is held by the Fund. Although Federal income tax law may not be entirely clear in certain cases, the Fund intends to take the position that it is the owner of municipal securities it holds subject to stand-by commitments.

Leverage Through Borrowing
--------------------------

         The Government Fund may borrow from banks to increase its portfolio holdings of Government Securities. Such borrowings will be unsecured. The 1940 Act requires the Fund to maintain continuous asset coverage of not less than 300% with respect to such borrowings. This allows the Fund to borrow for such purposes an amount (when taken together with any borrowings for temporary extraordinary or emergency purposes as described below) equal to as much as 50% of the value of its net assets (not including such borrowings). If such asset coverage should decline to less than 300% due to market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days in order to reduce the Fund's debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Leveraging will exaggerate any increase or decrease in the net asset value of the Fund's portfolio, and in that respect may be considered a speculative practice. Money borrowed for leveraging will be subject to interest costs which may or may not exceed the investment return received from the securities purchased.

         The Fund may also borrow money for temporary extraordinary or emergency purposes. Such borrowings may not exceed 5% of the value of the Fund's total assets when the loan is made. The Fund may pledge up to 10% of the lesser of cost or value of its total assets to secure such borrowings.

Trading of Securities
---------------------

         The Government Fund may trade those Government Securities which are not covering outstanding options positions and are not on loan to broker-dealers if the Fund's Adviser believes that there are opportunities to exploit differentials in prices and yields or fluctuations in interest rates, consistent with its investment objective.

Investment in Rule 144A Securities and Other Restricted Securities
------------------------------------------------------------------

         The Funds may purchase restricted securities eligible for resale to "qualified institutional buyers" pursuant to Rule 144A under the Securities Act of 1933 and other securities for which market quotations are not readily available if the Funds' Boards of Trustees or the Adviser have determined under Board-approved guidelines that such restricted securities are liquid. The Boards of Trustees will determine as a question of fact the liquidity of Rule 144A securities in each Fund's portfolio using the guidelines set forth below.

         In their determination of liquidity, the Boards of Trustees will consider the following factors, among others: (1) the frequency of trades and quotes for the security, (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (3) dealer undertakings to make a market in the security, and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). In accordance with Rule 144A, each Board intends to delegate its responsibility to the Adviser to determine the liquidity of each restricted security purchased by the Funds pursuant to Rule 144A, subject to the Board's oversight and review. The foregoing investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing the Rule 144A securities. The Funds will not invest more than 5% of their total assets in Rule 144A securities without first supplementing the prospectuses and providing additional information to shareholders.

         The Funds may acquire other restricted securities including securities for which market quotations are not readily available. These securities may be sold only in privately negotiated transactions or in public offerings with respect to which a registration statement is in effect under the Securities Act of 1933. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the Funds' Boards of Trustees. If through the appreciation of restricted securities or the depreciation of unrestricted securities, a Fund should be in a position where more than 10% of the value of its assets is invested in illiquid securities (including repurchase agreements which mature in more than seven days and options which are traded over-the-counter and their underlying securities), the Fund will bring its holdings of illiquid securities below the 10% limitation.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions
-----------------------------------


         The following investment restrictions will not be changed without approval of a majority of the Fund's outstanding voting securities which, as used in the Prospectuses and this Statement of Additional Information, means approval by the lesser of (1) 67% or more of the Fund's shares represented at a meeting if at least 50% of the Fund's outstanding shares are present in person or by proxy at the meeting or (2) 50% of the Fund's outstanding shares.


         A Fund may not:

          1. PURCHASES ON MARGIN AND SHORT SALES. Purchase securities on margin or sell short, except that a Fund may obtain such short term credits as are necessary for the clearance of securities transactions. The deposit or payment by a Fund of initial or maintenance margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.

          2. BORROWING. Borrow money, except from banks temporarily for extraordinary or emergency purposes (not for leveraging or investment) and then in an aggregate amount not in excess of (a) 5% of the value of the Fund's net assets at the time of such borrowing with respect to the Gold & Government Fund, Regional Bank Fund and Sovereign Achievers Fund; (b) 10% of the value of the Fund's total assets at the time of such borrowing with respect to the Managed Tax-Exempt Fund, Global Fund and Global Income Fund, provided that the Fund will not purchase securities for investment while borrowings equaling 5% or more of the Fund's total assets are outstanding; and (c) with respect to the Government Fund, 33 1/3% of the value of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed).

          3. UNDERWRITING SECURITIES. Act as an underwriter of securities of other issuers, except to the extent that it may be deemed to act as an underwriter in certain cases when disposing of restricted securities. (See also Restriction 14.)

          4. SENIOR SECURITIES. Issue senior securities except as appropriate to evidence indebtedness which a Fund is permitted to incur, provided that, to the extent applicable, (i) the purchase and sale of futures contracts or related options, (ii) collateral arrangements with respect to futures contracts, related options, forward foreign currency exchange contracts or other permitted investments of a Fund as described in the Prospectus, including deposits of initial and variation margin, and (iii) the establishment of separate classes of shares of a Fund for providing alternative distribution methods are not considered to be the issuance of senior securities for purposes of this restriction.

          5. WARRANTS. With respect to the Managed Tax-Exempt Fund and Government Fund, invest in marketable warrants to purchase common stock; with respect to the Gold & Government Fund, Regional Bank Fund and Sovereign Achievers Fund, invest more than 5% of the value of the Fund's net assets in marketable warrants to purchase common stock; and with respect to the Global Fund and the Global Income Fund, invest more than 5% of the Fund's total assets in warrants, whether or not the warrants are listed on the New York or American Stock Exchanges, or more than 2% of the value of the Fund's total assets in warrants which are not listed on those exchanges. Warrants acquired in units or attached to securities are not included in this restriction.

          6. SINGLE ISSUER LIMITATION/DIVERSIFICATION. Purchase securities of any one issuer, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of a Fund's total assets would be invested in such issuer or the Fund would own or hold more than 10% of the outstanding voting securities of such issuer; provided, however, that with respect to all Funds, up to 25% of the value of a Fund's total assets may be invested without regard to these limitations. This restriction does not apply to Global Income Fund, which is a non-diversified fund under the 1940 Act.

          7. SINGLE CLASS OF ISSUER LIMITATION. Acquire more than 5% of any class of securities of an issuer, except securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. For this purpose, all outstanding bonds, preferred stocks, and other evidences of indebtedness shall be deemed a single class regardless of maturities, priorities, coupon rates, series, designations, conversion rights, security or other differences. This Restriction does not apply to the Managed Tax-Exempt Fund or Global Income Fund.

          8. REAL ESTATE. Purchase or sell real estate although a Fund may purchase and sell securities which are secured by real estate, mortgages or interests therein, or issued by companies which invest in real estate or interests therein; provided, however, that no Fund will purchase real estate limited partnership interests.

          9. COMMODITIES; COMMODITY FUTURES; OIL AND GAS EXPLORATION AND DEVELOPMENT PROGRAMS. Purchase or sell commodities or commodity futures contracts or interests in oil, gas or other mineral exploration or development programs, except a Fund (other than the Regional Bank Fund) may engage in such forward foreign currency contracts and/or purchase or sell such futures contracts and options thereon as described in the Prospectus.

          10. MAKING LOANS. Make loans, except that a Fund may purchase or hold debt instruments and may enter into repurchase agreements (subject to Restriction 14) in accordance with its investment objectives and policies and, with respect to the Sovereign Achievers Fund, Government Fund, Global Fund and Global Income Fund, make loans of portfolio securities provided that as a result, no more than 5% of the Sovereign Achievers Fund's total assets, 10% of the Global Fund's total assets and 30% of the total assets of the Government Fund or Global Income Fund, taken at current value would be so loaned.

          11. SECURITIES OF OTHER INVESTMENT COMPANIES. Purchase securities of other open-end investment companies, except in connection with a merger, consolidation, acquisition or reorganization; or purchase more than 3% of the total outstanding voting stock of any closed-end investment company if more than 5% of a Fund's total assets would be invested in securities of any closed-end investment company, or more than 10% of the Fund's total assets would be invested in securities of any closed-end investment companies in general. In addition, a Fund may not invest in the securities of closed-end investment companies except by purchase in the open market involving only customary broker's commissions.

          12. INDUSTRY CONCENTRATION. Purchase any securities which would cause more than 25% of the market value of a Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation with respect to investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; provided that, notwithstanding the foregoing, (A) the Gold & Government Fund will invest more than 25% of its total assets in gold and gold mining industries, and will not at any time have less than 65% of its total assets invested in some combination of gold and gold mining securities and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (B) the Regional Bank Fund will invest more than 25% of its total assets in issuers in the banking industry; all as more fully set forth in the Prospectus. For purposes of this Restriction, with respect to the Managed Tax-Exempt Fund, state and municipal governments and their political subdivisions are not considered members of any industry. With respect to Managed Tax-Exempt Fund, this limitation shall not be applicable to investments in Tax-Exempt securities issued by any state and municipal governments and their political subdivisions. With respect to Global Income Fund, this restriction will apply to obligations of a foreign government unless the Securities and Exchange Commission permits their exclusion.

Nonfundamental Investment Restrictions
--------------------------------------

         The following restrictions are designated as nonfundamental and may be changed by the Board of Trustees without shareholder approval.

         A Fund may not:

          13. OPTIONS TRANSACTIONS. Write, purchase, or sell puts, calls or combinations thereof except that a Fund may write, purchase or sell puts and calls on securities as described in the Prospectuses, and the Global Income Fund may purchase or sell puts and calls on foreign currencies as described in the Prospectus.

          14. ILLIQUID SECURITIES. Purchase or otherwise acquire any security if, as a result, more than 10% of a Fund's net assets (taken at current value) would be invested in securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. This policy includes repurchase agreements maturing in more than seven days. This policy does not include restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of l933 which the Board of Trustees or the Adviser has determined under Board-approved guidelines are liquid.

          15. ACQUISITION FOR CONTROL PURPOSES. Purchase securities of any issuer for the purpose of exercising control or management, except in connection with a merger, consolidation, acquisition or reorganization.

          16. UNSEASONED ISSUERS. Purchase securities of any issuer with a record of less than three years continuous operations, including predecessors, if such purchase would cause the investments of a Fund in all such issuers to exceed 5% of the total assets of the Fund taken at market value, except this restriction shall not apply to (i) obligations of the U.S. Government, its agencies or instrumentalities and (ii) securities of such issuers which are rated by at least one nationally recognized statistical rating organization. With respect to Managed Tax-Exempt Fund, this restriction shall not apply to municipal obligations for the payment of which is pledged the faith, credit and taxing power of any person authorized to issue such securities. With respect to the Global Income Fund, this restriction shall not apply to obligations issued or guaranteed by any foreign government or its agencies or instrumentalities.

          17. BENEFICIAL OWNERSHIP OF OFFICERS AND DIRECTORS OF FUND AND ADVISEr. Purchase or retain the securities of any issuer if those officers or trustees of a Fund or officers or directors of the Adviser who each own beneficially more than 1/2 of 1% of the securities of that issuer together own more than 5% of the securities of such issuer.

          18. HYPOTHECATING, MORTGAGING AND PLEDGING ASSETS. Hypothecate, mortgage or pledge any of its assets except (a) with respect to the Gold & Government Fund, Regional Bank Fund, Sovereign Achievers Fund and Managed Tax-Exempt Fund, to secure loans as a temporary measure for extraordinary purposes and (b) with respect to Government Fund, Global Fund and Global Income Fund, as may be necessary in connection with permitted borrowings and then not in excess of 5% of the Fund's total assets, taken at cost. For the purpose of this restriction, (i) forward foreign currency exchange contracts are not deemed to be a pledge of assets, (ii) the purchase or sale of securities by a Fund on a when-issued or delayed delivery basis and collateral arrangements with respect to the writing of options on debt securities or on futures contracts are not deemed to be a pledge of assets; and (iii) the deposit in escrow of underlying securities in connection with the writing of call options is not deemed to be a pledge of assets.

          19. JOINT TRADING ACCOUNTS. Participate on a joint or joint and several basis in any trading account in securities (except for a joint account with other funds managed by the Adviser for repurchase agreements permitted by the Securities and Exchange Commission pursuant to an exemptive order).

          20. Notwithstanding any investment restriction to the contrary, the Fund may, in connection with the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees/Directors, purchase securities of other investment companies within the John Hancock Group of Funds provided that, as a result, (i) no more than 10% of the Fund's assets would be invested in securities of all other investment companies, (ii) such purchase would not result in more than 3% of the total outstanding voting securities of any one such investment company being held by the Fund and (iii) no more than 5% of the Fund's assets would be invested in any one such investment company.

         If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or amounts of net assets will not be considered a violation of any of the foregoing restrictions (with the exception of Restriction 2 permitting Government Fund to borrow up to 33 1/3%, and Sovereign Achievers Fund to borrow up to 5% of the value of their total assets).

         The Global Income Fund has registered as a "non-diversified" investment company under the Investment Company Act of 1940. However, the Fund intends to limit its investments to the extent required by the diversification requirements of the Internal Revenue Code. See "Taxes".

         In addition, it is a fundamental policy of the Managed Tax-Exempt Fund that the Managed Tax-Exempt Fund will invest at least 80% of its total assets in municipal securities with varying maturities, the interest from which is, in the opinion of bond counsel for the issuer, exempt from federal income tax.



TAX STATUS

         Each Fund is treated as a separate entity for accounting and tax purposes. Each Fund has qualified and elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to continue to so qualify for each taxable year. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification if its assets, each Fund will not be subject to Federal income tax on taxable income (including net short-term and long-term capital gains from the disposition of portfolio securities or the right to when-issued securities prior to issuance or the lapse, exercise, delivery under or closing out of certain options, futures and forward contracts, income from repurchase agreements and other taxable securities, income attributable to accrued market discount, and a portion of the discount from certain stripped tax-exempt obligations or their coupons) which is distributed to shareholders at least annually in accordance with the timing requirements of the Code.


         Each Fund will be subject to a 4% nondeductible Federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. Each Fund intends under normal circumstances to avoid liability for such tax by satisfying such distribution requirements.

         Distributions from a Fund's current or accumulated earnings and profits ("E&P"), as computed for Federal income tax purposes, will be taxable as described in the Funds' Prospectuses whether taken in shares or in cash. Amounts that are not allowable as a deduction in computing taxable income, including expenses associated with earning tax-exempt interest income, do not reduce current E&P for this purpose. Distributions, if any, in excess of an investor's tax basis in Fund shares and thereafter (after such basis is reduced to zero) will generally give rise to capital gains. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distributions in cash, divided by the number of shares received.

         Distributions of tax-exempt interest ("exempt-interest dividend") timely designated as such by the Managed Tax-Exempt Fund to its shareholders will be treated as tax-exempt interest under the Code, provided that such Fund qualifies as a regulated investment company and at least 50% of the value of its assets at the end of each quarter of its taxable year is invested in tax-exempt obligations. Shareholders are required to report their receipt of tax-exempt interest, including such distributions, on their Federal income tax returns. The portion of the Managed Tax-Exempt Fund's distributions designated as exempt-interest dividends may differ from the actual percentage that its tax-exempt income comprised of its total income during the period of any particular shareholder's investment. This Fund will report to Shareholders the amount designated as exempt-interest dividends for each year.

         Interest income from certain types of tax-exempt bonds that are private activity bonds in which the Managed Tax-Exempt Fund may invest is treated as an item of tax preference for purposes of the Federal alternative minimum tax. To the extent that the Managed Tax-Exempt Fund invests in these types of tax-exempt bonds, shareholders will be required to treat as an item of tax preference for Federal alternative minimum purposes that part of such Fund's exempt-interest dividends which is derived from interest on these tax-exempt bonds. Exempt-interest dividends derived from interest income from all tax-exempt bonds may be included in corporate "adjusted current earnings" for purposes of computing the alternative minimum tax liability, if any, of corporate shareholders of the Managed Tax-Exempt Fund.


         If a Fund invests in stock of certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest producing investments, dividends, rents, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), that Fund could be subject to Federal income tax and additional interest charges on "excess distributions" received from these passive foreign investment companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election would require the applicable Fund to recognize taxable income or gain without concurrent receipt of cash. Any Fund that is permitted to acquire stock in foreign corporations may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

         Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain foreign currency futures and options, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to a Fund's investment in stock or securities, possibly including speculative currency positions or currency derivatives not used for hedging purposes, may increase the amount of gain it is deemed to recognize from the sale of certain investments held for less than three months, which gain is limited under the Code to less than 30% of its annual gross income, and could under future Treasury regulations produce income not among the types of "qualifying income" from which the Fund must derive at least 90% of its annual gross income. Income from investments in commodities, such as gold and certain related derivative instruments, is also not treated as qualifying income under this test. If the net foreign exchange loss for a year treated as ordinary loss under Section 988 were to exceed a Fund's investment company taxable income computed without regard to such loss (i.e., all of the Fund's net income other than any excess of net long-term capital gain over net short-term capital loss) the resulting overall ordinary loss for such year would not be deductible by the Fund or its shareholders in future years.

         Some Funds may be subject to withholding and other taxes imposed by foreign countries with respect to their investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Investors may be entitled to claim U.S. foreign tax credits with respect to such taxes, subject to certain provisions and limitations contained in the Code. Specifically, if more than 50% of the value of a Fund's total assets at the close of any taxable year consists of stock or securities of foreign corporations, the Fund may file an election with the Internal Revenue Service Pursuant to which shareholders of the Fund will be required to (i) include in ordinary gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by the Fund even though not actually received by them, and (ii) treat such respective pro rata portions as foreign income taxes paid by them.

         If a Fund makes this election, shareholders may then deduct such pro rata portions of foreign income taxes in computing their taxable incomes, or alternatively, use them as foreign tax credits, subject to applicable limitations, against their U.S. Federal income taxes. Shareholders who do not itemize deductions for Federal income tax purposes will not, however, be able to deduct their pro rata portion of foreign income taxes paid by the Fund, although such shareholders will be required to include their share of such taxes in gross income. Shareholders who claim a foreign tax credit for such foreign taxes may be required to treat a portion of dividends received from the Fund as a separate category of income for purposes of computing the limitations on the foreign tax credits. Tax-exempt shareholders will ordinarily not benefit from this elections. Each year that a Fund files the election described above, its shareholders will be notified of the amount of (i) each shareholder's pro rata share of foreign income taxes paid by the Fund and (ii) the portion of Fund dividends which represents income from each foreign country. A Fund that cannot or does not make this election may deduct such taxes in computing its taxable income.

         For each Fund, the amount of net realized short-term and long-term capital gains, if any, in any given year will vary depending upon the Adviser's current investment strategy and whether the Adviser believes it to be in the best interest of the Fund to dispose of portfolio securities or enter into options or futures transactions that will generate capital gains. At the time of an investor's purchase of Fund shares, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions on those shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

         Upon a redemption of shares of a Fund (including by exercise of the exchange privilege) a shareholder may realize a taxable gain or loss depending upon his basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term, depending upon the shareholder's tax holding period for the shares. A sales charge paid in purchasing Class A shares of a Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares of the Fund or another John Hancock Fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. This disregarded charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Also, any loss realized on a redemption or exchange may be disallowed to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to the Automatic Dividend Reinvestment Plan. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon the redemption of shares with a tax holding period of six months or less will be disallowed to the extent of all exempt-interest dividends paid with respect to such shares and will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares.


         Although its present intention is to distribute all net short-term and long-term capital gains, if any, each Fund reserves the right to retain and reinvest all or any portion of its "net capital gain", which is the excess, as computer for Federal income tax purposes, of net long-term capital gain over net short-term capital loss in any year. The Funds will not in any event distribute net long-term capital gains realized in any year to the extend that a capital loss is carried forward from prior years against such gain. To the extent such excess was retained and not exhausted by the carryforward of prior years' capital losses, it would be subject to Federal income tax in the hands of a Fund. Each shareholder would be treated for Federal income tax purposes as if such Fund had distributed to him on the last day of its taxable year his pro rata share of such excess, and he had paid his pro rata share of the taxes paid by the Fund and reinvested the remainder of the Fund. Accordingly, each shareholder would (a) include his pro rata share of such excess as long-term capital gain income in his return for his taxable year in which the last day of the Fund's taxable year falls, (b) be entitled either to a tax credit on his return for, or a refund of, his pro rata share of the taxes paid by the Fund, and (c) be entitled to increase the adjusted tax basis for his shares in the Fund by the difference between his pro rata share of such excess and his pro rata share of such taxes.

         For Federal income tax purposes, each Fund is permitted to carryforward a net capital loss in any year to offset its own net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in Federal income tax liability to the applicable Fund, as noted above, would not be distributed as such to shareholders. The capital loss carryforwards for each of the Funds are as follows: John Hancock Sovereign U.S. Government Income Fund has $43,025,223 of capital loss carryforwards which will expire October 31, 1997 -- $282,637, October 31, 2002 -- $16,549,431 and October 31, 2003 -- $26,193,155.
John Hancock Managed Tax Exempt Fund has no capital loss carryforwards. John Hancock Gold & Government Fund has $11,789,591 of capital loss carryforwards which will expire October 31, 2002 -- $8,066,420 and October 31, 2003 -- $3,723,171. John Hancock Sovereign Achievers Fund has no capital loss carryforwards. John Hancock Regional Bank Fund has no capital loss carryforwards. John Hancock Global Fund has no capital loss carryforwards. John Hancock Global Income Fund has $3,413,372 which will expire October 31, 2002.


         Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Managed Tax-Exempt Fund will not be deductible for Federal income tax purposes to the extent it is deemed related to exempt-interest dividends paid by such Fund. Pursuant to published guidelines, the Internal Revenue Service may deem indebtedness to have been incurred for the purpose of purchasing or carrying shares of this Fund even though the borrowed funds may not be directly traceable to the purchase of shares.


         For purposes of the dividends received deduction available to corporations, dividends received by a Fund, if any, from U.S. domestic corporations in respect of any share of stock held by the Fund, for U.S. Federal income tax purposes, for at least 46 days (91 days in the case of certain preferred stock) and distributed and designated by the Fund may be treated as qualifying dividends. Only Sovereign Achievers Fund and Regional Bank Fund would generally have any significant portion of its distributions treated as qualifying dividends. Corporate shareholders must meet the minimum holding period requirement stated above (46 or 91 days) with respect to their shares of the applicable Fund in order to qualify for the deduction and, if they borrow to acquire such shares, may be denied a portion of the dividends received deduction. The entire qualifying dividend, including the otherwise deductible amount, will be included in determining the excess (if any) of a corporate shareholder's adjusted current earnings over its alternative minimum taxable income, which may increase its alternative minimum tax liability, if any. Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its shares may be reduced, for Federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares, for the purpose of computing its gain or loss on redemption or other disposition of the shares.

         Investment in debt obligations that are at risk of or in default presents special tax issues for any Fund that may hold such obligations. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by any Fund that may hold such obligations in order to reduce the risk of distributing insufficient income to preserve its status as a regulated investment company and seek to avoid becoming subject to Federal income or excise tax.

         Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

         Limitations imposed by the Code on regulated investment companies like the Funds may restrict each Fund's ability to enter into futures, options, and forward transactions.

         Certain options, futures and forward foreign currency transactions undertaken by a fund may cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated and affect the character as long-term or short-term (or, in the case of certain currency forward, options and futures, as ordinary income or loss) and timing of some capital gains and losses realized by the Fund. Also, certain of a Fund's losses on its transactions involving options, futures or forward contracts and/or offsetting portfolio positions may be deferred rather than being taken into account currently in calculating the Fund's taxable income. Certain of the applicable tax rules may be modified if a Fund is eligible and chooses to make one or more of certain tax elections that may be available. These transactions may therefore affect the amount, timing and character of a Fund's distributions to shareholders. The Funds will take into account the special tax rules (including consideration of available elections) applicable to options, futures or forward contracts in order to minimize any potential adverse tax consequences.

         The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies, and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of Fund shares may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Funds in their particular circumstances.

         Non-U.S. investors not engaged in a U.S. trade or business with which their investment in a Fund is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to nonresident alien withholding tax at the rate of 30% (or a lower rate under an applicable a tax treaty) on amounts treated as ordinary dividends from a Fund and, unless an effective IRS Form W-8 or authorized substitute is on file, to 31% backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in any Fund.

         The Funds are not subject to Massachusetts corporate excise or franchise taxes, provided that a fund qualifies as a regulated investment company under the Code, it will also not be required to pay any Massachusetts income tax.

THOSE RESPONSIBLE FOR MANAGEMENT


         The business of each Fund is managed by its Trustees, who elect officers who are responsible for the day-to-day operations of the Trust and who execute policies formulated by the Trustees. Several of the officers and Trustees of the Trust are also officers and directors of the Adviser or officers and Directors of the Funds' principal distributor, John Hancock Funds, Inc. ("John Hancock Funds").


         The following table sets forth the principal occupation of employment of the Trustees and principal officers of the Funds during the past five years:


   NAME AND ADDRESS                     POSITION(S) HELD            PRINCIPAL OCCUPATION(S)
   ----------------                     WITH REGISTRANTS            DURING PAST 5 YEARS
                                        ----------------            -------------------

   *Edward J. Boudreau, Jr.             Chairman (3,4)              Chairman and Chief Executive Officer, the
                                                                    Adviser and The Berkeley Financial Group
                                                                    ("The Berkeley Group"); Chairman, NM
                                                                    Capital Management, Inc. ("NM Capital");
                                                                    John Hancock Advisers International
                                                                    Limited ("Advisers International"); John
                                                                    Hancock Funds, Inc., ("John Hancock
                                                                    Funds"); John Hancock Investor Services
                                                                    Corporation ("Investor Services") and
                                                                    Sovereign Asset Management Corporation
                                                                    ("SAMCorp") (herein after the Adviser,
                                                                    The Berkeley Group, NM Capital, Advisers
                                                                    International, John Hancock Funds,
                                                                    Investor Services and SAMCorp are
                                                                    collectively referred to as the
                                                                    "Affiliated Companies"); Chairman, First
                                                                    Signature Bank & Trust; Director, John
                                                                    Hancock Freedom Securities Corp., John
                                                                    Hancock Capital Corp., New England/Canada
                                                                    Business Council; Member, Investment
                                                                    Company Institute Board of Governors;
                                                                    Director, Asia Strategic Growth Fund,
                                                                    Inc.; Trustee, Museum of Science;
                                                                    President, the Adviser (until July 1992);
                                                                    Chairman, John Hancock Distributors, Inc.
                                                                    until April 1994.

------------
*Trustee may be deemed to be an "interested person" of the Trust as defined in the Investment Company Act of 1940.
(1)  Member of the Audit Committees of the Trusts.
(2)  Member of the Committees on Administration of the Trusts.
(3)  Member of the Executive Committee of each Trust. The Executive Committee may generally exercise most powers of the Trustees between regularly scheduled meetings of the Board of Trustees.
(4)  Member of the Investment Committee of the Adviser.


   NAME AND ADDRESS                     POSITION(S) HELD            PRINCIPAL OCCUPATION(S)
   ----------------                     WITH REGISTRANTS            DURING PAST 5 YEARS
                                        ----------------            -------------------


    Douglas M. Costle                   Trustee (1, 2)              Director, Chairman of the Board and
    RR2 Box 480                                                     Distinguished Senior Fellow, Institute
    Woodstock, Vermont 05091                                        for Sustainable Communities, Montpelier,
                                                                    Vermont, since 1991.  Dean Vermont Law School,
                                                                    until 1991. Director, Air and Water
                                                                    Technologies Corporation (environmental
                                                                    services and equipment), Niagara Mohawk Power
                                                                    Company (electric services) and MITRE Corporation
                                                                    (governmental consulting services).

    Leland O. Erdahl                    Trustee (1, 2)              President and Director of Nature Quality
    8046 Mackenzie Court                                            Ingredients Company, Inc. and Sante Fe
    Las Vegas, NV  89129                                            Ingredients Company, Inc. , private food
                                                                    processing companies. Director of Uranium
                                                                    Resources, Inc. President of Stolar, Inc.
                                                                    from 1987 to 1991 and President of
                                                                    Albuquerque Uranium Corporation from 1985
                                                                    to 1992.  Director of Freeport-McMoRan
                                                                    Copper & Gold Company, Inc., Hecla Mining
                                                                    Company, Canyon Resources Corporation and
                                                                    Original Sixteen to One Mines, Inc.  From
                                                                    1984 to 1987 and 1991, management
                                                                    consultant.


-----------
*Trustee may be deemed to be an "interested person" of the Trust as defined in the Investment Company Act of 1940.
(1)  Member of the Audit Committees of the Trusts.
(2)  Member of the Committees on Administration of the Trusts.
(3)  Member of the Executive Committee of each Trust. The Executive Committee may generally exercise most powers of the Trustees between regularly scheduled meetings of the Board of Trustees.
(4)  Member of the Investment Committee of the Adviser.



 NAME AND ADDRESS                       POSITION(S) HELD            PRINCIPAL OCCUPATION(S)
 ----------------                       WITH REGISTRANTS            DURING PAST 5 YEARS
                                        ----------------            -------------------
Richard A. Farrell                     Trustee(1, 2)                President of Farrell, Healer & Co., a venture
Venture Capital Partners                                            capital management firm, since 1980.  Prior to
160 Federal Street                                                  that date, Mr. Farrell headed the venture
23rd Floor                                                          capital group at Bank of Boston Corporation.
Boston, MA  02110

William F. Glavin                      Trustee (1, 2)               President, Babson College; Vice Chairman, Xerox
Babson College                                                      Corporation until June 1989.  Director, Caldor
Horn Library                                                        Inc. and Inco Ltd.
Babson Park, MA 02157

Dr. John A. Moore                      Trustee (1, 2)               President and Chief Executive Officer, Institute
Institute for Evaluating                                            for Evaluating Health Risks, a nonprofit
Health Risks                                                        institution, since September 1989. Assistant
1629 K Street NW                                                    Administrator of the Office of Pesticides and
Suite 402                                                           Toxic Substances at the Environmental Protection
Washington, DC 20006                                                Agency from December 1983 to July 1989.

Patti McGill Peterson                  Trustee (1, 2)               President, St. Lawrence University;  Director,
St. Lawrence University                                             Niagara Mohawk Power Corporation and Security
110 Vilas Hall                                                      Mutual Life.
Canton, NY  13617

John W. Pratt                          Trustee (1, 2)               Professor of Business Administration at Harvard
2 Gray Gardens East                                                 University Graduate School of Business
Cambridge, MA  02138                                                Administration (Since 1961).

Robert G. Freedman                     Vice Chairman and Chief      Vice Chairman and Chief Investment Officer, the
                                       Investment Officer (4)       Adviser; President (until December 1994).

-----------
*Trustee may be deemed to be an "interested person" of the Trust as defined in the Investment Company Act of 1940.
(1)  Member of the Audit Committees of the Trusts.
(2)  Member of the Committees on Administration of the Trusts.
(3)  Member of the Executive Committee of each Trust. The Executive Committee may generally exercise most powers of the Trustees between regularly scheduled meetings of the Board of Trustees.
(4)  Member of the Investment Committee of the Adviser.


                                       POSITION(S) HELD             PRINCIPAL OCCUPATION(S)
NAME AND ADDRESS                       WITH REGISTRANTS             DURING PAST 5 YEARS
----------------                       ----------------             -------------------
Anne C. Hodsdon                        President (4)                President and Chief Operating Officer,
                                                                    the Adviser; Executive Vice President,
                                                                    the Adviser (until December 1994); Senior
                                                                    Vice President; the Adviser (until
                                                                    December 1993).

James B. Little                        Senior Vice President,       Senior Vice President, the Adviser.
                                       Chief Financial Officer

Thomas H. Drohan                       Senior Vice President and    Senior Vice President and Secretary, the
                                       Secretary                    Adviser.

John A. Morin                          Vice President               Vice President, the Adviser.

Susan S. Newton                        Vice President, Assistant    Vice President and Assistant Secretary,
                                       Secretary and Compliance     the Adviser.
                                       Officer

James J. Stokowski                     Vice President and           Vice President, the Adviser.
                                       Treasurer

-----------
*Trustee may be deemed to be an "interested person" of the Trust as defined in the Investment Company Act of 1940.
(1)  Member of the Audit Committees of the Trusts.
(2)  Member of the Committees on Administration of the Trusts.
(3) Member of the Executive Committee of each Trust. The Executive Committee may generally exercise most powers of the Trustees between regularly scheduled meetings of the Board of Trustees.
(4)  Member of the Investment Committee of the Adviser.

         All of the officers listed are officers or employees of the Adviser or affiliated companies. Some of the Trustees and officers may also be officers and/or directors and/or Trustees of one or more of the other funds for which the Adviser serves as investment adviser.


         The following table provides information regarding the compensation paid by the Funds and the other investment companies in the John Hancock Fund
Complex to the Independent Trustees for their services. Mr. Boudreau, and each of the officers of the Funds are interested persons of the Adviser, are compensated by the Adviser and receive no compensation from the Funds for their services.


                                        AGGREGATE COMPENSATION
                                        ----------------------

                                SOVEREIGN U.S.
                                --------------
INDEPENDENT TRUSTEES              GOVERNMENT*        MANAGED TAX-EXEMPT*        GOLD & GOVERNMENT*
--------------------              -----------        --------------------        ------------------


William A. Barron, III**            $ 9,344                 $ 4,232                    $  704
Douglas M. Costle                     9,344                   4,232                       704
Leland O. Erdahl                      9,344                   4,232                       704
Richard A. Farrell                    9,690                   4,388                       731
William F. Glavin                     2,774                   1,275                        84
Patrick Grant**                       9,805                   4,440                       740
Ralph Lowell, Jr.**                   9,344                   4,232                       704
Dr. John A. Moore                     9,344                   4,232                       704
Patti McGill Peterson                 9,344                   4,232                       704
John W. Pratt                         9,344                   4,232                       704
                                    -------                 -------                    ------
                   Totals           $87,677                 $39,727                    $6,483


                                          AGGREGATE COMPENSATION
                                          ----------------------

                                  SOVEREIGN
                                  ---------
INDEPENDENT TRUSTEES              ACHIEVERS*        REGIONAL BANK*        GLOBAL*        GLOBAL INCOME*
--------------------              ----------        --------------        -------        --------------

William A. Barron, III**            $ 2,105             $ 13,754          $ 2,283            $ 2,190
Douglas M. Costle                     2,105               13,754            2,283              2,190
Leland O. Erdahl                      2,105               13,754            2,283              2,190
Richard A. Farrell                    2,183               14,218            2,367              2,271
William F. Glavin                       630                4,214              670                651
Patrick Grant**                       2,208               14,372            2,395              2,299
Ralph Lowell, Jr.**                   2,105               13,754            2,283              2,190
Dr. John A. Moore                     2,105               13,754            2,283              2,190
Patti McGill Peterson                 2,105               13,754            2,283              2,190
John W. Pratt                         2,105               13,754            2,283              2,190
                                    -------             --------          -------            -------
                   Totals           $19,756             $129,082          $21,413            $20,551




                                 PENSION OR RETIREMENT BENEFITS        TOTAL COMPENSATION FROM FUNDS AND
                                 ACCRUED AS PART OF EACH FUND'S          JOHN HANCOCK FUND COMPLEX TO
INDEPENDENT TRUSTEES                        EXPENSES*                             TRUSTEES(1)
--------------------                        ---------                             -----------
                                                                              (TOTAL OF 12 FUNDS)


William A. Barron, III*                      $                                      $ 41,750
Douglas M. Costle                               -                                     41,750
Leland O. Erdahl                                -                                     41,750
Richard A. Farrell                              -                                     43,250
William F. Glavin                             20,715                                  37,500
Patrick Grant**                                 -                                     43,750
Ralph Lowell, Jr.**                             -                                     41,750
Dr. John A. Moore                               -                                     41,750
Patti McGill Peterson                           -                                     41,750
John W. Pratt                                   -                                     41,750
                                             -------                                --------
                   Totals                    $20,715                                $416,750

(1)The total compensation paid the John Hancock Fund Complex to the Independent Trustees is as of calendar year ended December 31, 1995.

*Compensation made for the fiscal year ended October 31, 1995.

**As of January 1, 1996, Messrs. Barron, Grant and Lowell resigned as Trustees.

         The nominees of the Funds may at times be the record holders of in excess of 5% of shares of any one or more Funds by virtue of holding shares in "street name." As of January 31, 1996 the officers and trustees of the Trusts as a group owned less than 1% of the outstanding shares of each class of each of the Funds.


         As of January 31, 1996, the following shareholders beneficially owned 5% of or more of the outstanding shares of the Funds listed below:



                                                                                                    PERCENTAGE OF  TOTAL
                                                                      NUMBER OF SHARES OF           OUTSTANDING SHARES OF THE
NAME AND ADDRESS OF SHAREHOLDER        FUND AND CLASS OF SHARES       BENEFICIAL INTEREST OWNED     CLASS OF THE FUND
-------------------------------        ------------------------       -------------------------     -------------------------

Merrill Lynch Pierce Fenner & Smith    Regional Bank Fund             2,631,321                     13.19%
Inc.                                   Class A
Attn: Mutual Fund Operations
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484

Merrill Lynch Pierce Fenner &          Regional Bank Fund             16,653,759                    31.16%
Smith Inc.                             Class B
Attn: Mutual Fund Operations
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484


INVESTMENT ADVISORY AND OTHER SERVICES

         The investment adviser for each of the Funds is John Hancock Advisers, Inc., a Massachusetts corporation (the "Adviser"), with offices at 101 Huntington Avenue, Boston, Massachusetts 02199-7603. The Adviser is a registered investment advisory firm which maintains a securities research department, the efforts of which will be made available to the Funds.


         The Adviser was organized in 1968 and presently has more than $16 billion in assets under management in its capacity as investment adviser to the Funds and the other mutual funds and publicly traded investment companies in the John Hancock group of funds having a combined total of approximately 1,080,000 shareholders. The Adviser is an affiliate of John Hancock Mutual Life Insurance Company (the "Life Company"), one of the most recognized and respected financial institutions in the nation. With total assets under management of more than $80 billion, the Life Company is one of the ten largest life insurance companies in the United States, and carries high ratings from Standard & Poor's and A.M. Best's. Founded in 1862, the Life Company has been serving clients for over 130 years.


         The Trusts have entered into investment advisory agreements (the "Advisory Agreements") dated as of November 6, 1986 as amended and restated January 1, 1994 between Freedom Investment Trust and the Adviser, and dated as of June 26, 1986 as amended and restated January 1, 1994 between Freedom Investment Trust II and the Adviser. Pursuant to the Advisory Agreements, the Adviser agreed to act as investment adviser and manager to the Funds. As manager and investment adviser, the Adviser will: (a) furnish continuously an investment program for each of the Funds and determine, subject to the overall supervision and review of the Boards of Trustees, which investments should be purchased, held, sold or exchanged, (b) provide supervision over all aspects of each Fund's operations except those which are delegated to a custodian, transfer agent or other agent, and (c) provide each of the Funds with such executive, administrative and clerical personnel, officers and equipment as are deemed necessary for the conduct of their business.

         As compensation for its services under the Advisory Agreements, the Adviser receives from each Fund a fee computed and paid monthly based upon the following annual rates: (a) for each of Regional Bank Fund and Gold & Government Fund, 0.80% of each respective Fund's first $500 million of average daily net assets, and 0.75% of average daily net assets over $500 million; (b) for the Sovereign Achievers Fund, 0.75% of the Fund's first $500 million of average daily net assets, and 0.65% of average daily net assets in excess of that amount; (c) for Government Fund, 0.50% of the Fund's first $500 million of average daily net assets, and 0.45% of average daily net assets in excess of that amount; (d) for Managed Tax-Exempt Fund, 0.60% of the Fund's first $250 million of average daily net assets, 0.50% of the next $500 million of average daily net assets, and 0.45% of average daily net assets in excess of that amount; (e) for Global Fund, 1% on the first $100 million of average daily net assets of the Fund, 0.80% on the next $200 million of average net assets, 0.75% on the next $200 million of average net assets and 0.625% of average net assets in excess of $500 million; and (f) for the Global Income Fund 0.75% on the first $250 million of average daily net assets, and 0.70% of average net assets in excess of $250 million. The rates for some Funds are higher than those for others because of the extensive amount of research required to manage such portfolios in comparison to the portfolios of other Funds.

         The Global Fund and the Adviser have entered into a sub-investment management contract with John Hancock Advisers International Limited under which John Hancock Advisers International, subject to the review of the Trustees and the overall supervision of the Adviser, is responsible for providing the Fund with advice with respect to that portion of the assets invested in countries other than the United States and Canada. As compensation for its services under the Sub-Advisory Agreement, JH Advisers International receives from the Adviser a monthly fee equal to 0.70% on an annual basis of the average daily net asset value of the Global Fund for each calendar month up to $200 million of average daily net assets; and 0.6375% on an annual basis of the average daily net asset value over $200 million. The Sub-Adviser, with offices located at 34 Dover Street, London, England W1X 3RA, is a wholly-owned subsidiary of the Adviser formed in 1987 to provide international investment research and advisory services to U.S. institutional clients.


         The Adviser has entered into a service agreement with Sovereign Asset Management Corporation ("SAMCorp"), which is an indirect wholly-owned subsidiary of the Life Company. The service agreement provides that SAMCorp will provide to the Adviser certain portfolio management services with respect to the equity securities held in the portfolio of the Sovereign Achievers Fund. The service agreement further provides that the Adviser will remain ultimately responsible for all of its obligations under the investment management contract between the Adviser and the Sovereign Achievers Fund. Subject to the supervision of the Adviser, SAMCorp furnishes the Sovereign Achievers Fund with recommendations with respect to the purchase, holding and disposition of equity securities in the Sovereign Achievers Fund's portfolio; furnishes the Sovereign Achievers Fund with research, economic and statistical data in connection with the Sovereign Achievers Fund's equity investments; and places orders for transactions in equity securities. The Adviser pays to SAMCorp 40% of the monthly investment management fee received by the Adviser with respect to the equity securities held in the portfolio of the Sovereign Achievers Fund during such month. The fees paid by the Sovereign Achievers Fund to the Adviser under the investment management contract are not affected by this arrangement.


         All expenses which are not specifically paid by the Adviser and which are incurred in the operation of the Fund (including fees of Trustees of the Fund who are not "interested persons," as such term is defined in the Investment Company Act, but excluding certain distribution-related activities required to be paid by the Adviser or John Hancock Funds) and the continuous public offering of the shares of the Fund are borne by the Fund. Class expenses properly allocable to either Class A or Class B shares will be borne exclusively by such class of shares, subject to certain conditions imposed by the Internal Revenue Service with respect to multiple-class structures.

         The State of California imposes a limitation on the expenses of the Funds. The Advisory Agreement provides that if, in any fiscal year, the total expenses of a Fund (excluding taxes, interest, brokerage commissions and extraordinary items, but including the management fee) exceed the expense limitations applicable to a Fund imposed by the securities regulations of any state in which it is then registered to sell shares, the Adviser will reduce it's fee for that Fund in the amount of that excess up to the amount of its management fee during that fiscal year. The Adviser and JH Advisers International have agreed that if, in any fiscal year, the total expenses of the Global Fund (excluding taxes, interest, brokerage commissions and extraordinary items, but including the Adviser's fee and the portion thereof paid to JH Advisers International) exceed the expense limitations applicable to such Fund, the Adviser and JH Advisers International will each reduce it's fee for that Fund in the amount of that excess up to the amount of its fee during that fiscal year. Although there is no certainty that any limitations will be in effect in the future, the California limitation on an annual basis currently is 2.5% of the first $30 million of average net assets, 2.0% of the next $70 million of net assets and 1.5% of the remaining net assets.


         The continuation of the Advisory Agreement for Freedom Investment Trust was last approved on May 1, 1995 by all of the Trustees, including all of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any such party. The shareholders of Gold & Government Fund, Regional Bank Fund and Government Fund also approved the Advisory Agreement on November 6, 1986. The Advisory Agreement was approved by the respective shareholders of the Sovereign Achievers Fund and the Managed Tax-Exempt Fund on February 26, 1988. An amendment to the Advisory Agreement to increase the fee payable thereunder effective January 1, 1994, was approved by the respective shareholders of Gold & Government Fund and Regional Bank Fund on October 28, 1993. The Advisory Agreement will continue in effect from year to year, provided that its continuance is approved annually both (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Board of Trustees, and (ii) by a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any such party. The Advisory Agreement may be terminated on 60 days written notice by any party and will terminate automatically if it is assigned.

         For the fiscal year ended October 31, 1993, Freedom Investment Trust paid the Adviser an investment advisory fee of $6,061,838 pursuant to the Advisory Agreement. Of this amount, $451,050 was attributable to the Gold & Government Fund, $1,354,664 was attributable to the Regional Bank Fund, $2,862,505 was attributable to the Government Fund, $583,838 was attributable to the Sovereign Achievers Fund and $809,781 was attributable to the Managed Tax-Exempt Fund. Under the terms of the Advisory Agreement the Adviser may voluntarily not impose all or part of its management fees. During the year ended October 31, 1993, for the Managed Tax-Exempt Fund, the Adviser agreed not to impose management fees in the amount of $733,749.


         For the fiscal year ended October 31, 1994, Freedom Investment Trust paid the Adviser, the Funds' previous Adviser, an investment advisory fee of $9,390,998 pursuant to the Advisory Agreement. Of this amount, $530,798 was attributable to the Gold & Government Fund, $3,686,366 was attributable to the Regional Bank Fund, $2,839,185 was attributable to the Government Fund, $902,465 was attributable to the Sovereign Achievers Fund and $1,432,184 was attributable to the Managed Tax-Exempt Fund. During the year ended October 31, 1994, for the Managed Tax-Exempt Fund, the Adviser agreed not to impose management fees in the amount of $131,878. The Adviser's expense limitation may be discontinued at any time.


         For the fiscal year ended October 31, 1995, Freedom Investment Trust paid the Adviser and Freedom Capital, the Funds' previous Adviser, an investment advisory fee of $12,627,864 pursuant to the Advisory Agreement. Of this amount, $354,905 was attributable to the Gold & Government Fund, $7,644,892 was attributable to the Regional Bank Fund, $2,514,147 was attributable to the Government Fund, $1,247,519 was attributable to the Managed Tax-Exempt Fund, and $866,401 was attributable to the Sovereign Achievers Fund. Under the terms of the Advisory Agreement the Adviser may voluntarily not impose all or part of its management fees. During the year ended October 31, 1995, for the Managed Tax-Exempt Fund the Adviser and Freedom Capital agreed not to impose management fees in the amount of $113,411.

         The continuation of the Advisory Agreement for the Global Fund and for the Global Income Fund were approved on May 1, 1995 by all of the Trustees of Freedom Investment Trust II, including all of the Trustees who are not parties to the Agreements or "interested persons" of any such party. The current Sub-Advisory Agreement between the Adviser and JH Advisers International was approved by all of the Trustees of Freedom Investment Trust II on June 25, 1992 and became effective on August 1, 1992. The shareholders of each Fund approved the Advisory Agreement with respect to each Fund on May 8, 1987 and the shareholders of the Global Fund approved the Sub-Advisory Agreement on September 25, 1992. An amendment to the Advisory Agreement to increase the fee payable thereunder effective January 1, 1994 was approved by the shareholders of Global Income Fund on October 28, 1993. The Agreements will continue in effect for a period of two years from the date of their execution and thereafter from year to year, provided that their continuance is approved annually both (i) by the holders of a majority of the outstanding voting securities of each Fund or by the Board of Trustees of Freedom Investment Trust II, and (ii) by a majority of the Trustees who are not parties to the Agreements or "interested persons" of any such party. The Agreements may be terminated on 60 days' written notice by either party and will terminate automatically if they are assigned.

         For the fiscal year ended October 31, 1993, Freedom Investment Trust II paid the Adviser investment advisory fees of $922,722 with respect to the Global Fund and $1,441,163 with respect to the Global Income Fund. For the fiscal year ended October 31, 1994, Freedom Investment Trust II the Adviser investment advisory fees of $1,175,313 with respect to the Global Fund and $1,207,673 with respect to the Global Income Fund. For the fiscal year ended October 31, 1995, Freedom Investment Trust II paid the Adviser and Freedom Capital, the Funds' previous Adviser, investment advisory fees of $1,169,884 with respect to the Global Fund and $840,527 with respect to the Global Income Fund.



DISTRIBUTION CONTRACT


         Freedom Investment Trust and Freedom Investment Trust II have entered into Distribution Agreements with John Hancock Funds, Inc. and Freedom Distributors Corporation (together the "Distributors") whereby the Distributors act as exclusive selling agent of the Funds, selling shares of each class of each Fund on a "best efforts" basis. Shares of each class of each Fund are sold to selected broker-dealers (the "Selling Brokers") who have entered into selling agency agreements with the Distributors.

         The Distributors accept orders for the purchase of the shares of the Funds which are continually offered at net asset value next determined, plus an applicable sales charge, if any. In connection with the sale of Class A or Class B shares of the Funds, the Distributors and Selling Brokers receive compensation in the form of a sales charge imposed, in the case of Class A shares at the time of sale or, in the case of Class B shares, on a deferred basis. The sales charges are discussed further in the Prospectuses.

         The Trustees have adopted Distribution Plans with respect to Class A and Class B shares ("the Plans"), pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plans, each Fund will pay distribution and service fees at an aggregate annual rate of up to 0.30% and 1.00% respectively, of the Fund's daily net assets attributable to shares of that class. However, the service fee will not exceed 0.25% of the applicable Fund's average daily net assets attributable to each class of shares. The distribution fees reimburse the Distributors for their distribution costs incurred in the promotion of sales of the Funds'shares, and the service fees compensate Selling Brokers for providing personal and account maintenance services to shareholders. In the event that the Distributors are not fully reimbursed for expenses they incur under the Class B Plan in any fiscal year, the Distributors may carry these expenses forward, provided, however, that the Trustees may terminate the Class B Plan and thus any Fund's obligation to make further payments at any time. Accordingly, the Funds do not treat unreimbursed expenses relating to the Class B shares as a liability. The Plans were approved by a majority of the voting securities of each Fund. The Plans and all amendments were approved by the Trustees, including a majority of the Trustees who are not interested persons of the applicable Fund and who have no direct or indirect financial interest in the operation of the Plans (the "Independent Trustees"), by votes cast in person at meetings called for the purpose of voting on such Plans.


         Pursuant to the Plans, at least quarterly, the Distributors provide the Funds with a written report of the amounts expended under the Plans and the purpose for which these expenditures were made. The Trustees review these reports on a quarterly basis.

         Each of the Plans provides that it will continue in effect only so long as its continuance is approved at least annually by a majority of both the Trustees and the Independent Trustees. Each of the Plans provides that it may be terminated without penalty, (a) by vote of a majority of the Independent Trustees, (b) by a vote of a majority of the applicable Fund's outstanding shares of the applicable class in each case upon 60 day's written notice to the Distributors and (c) automatically in the event of assignment. Each of the Plans further provides that it may not be amended to increase the maximum amount of the fees for the services described therein without the approval of a majority of the outstanding shares of the class of the applicable Fund which has voting rights with respect to the Plan. And finally, each of the Plans provides that no material amendment tot he Plan will, in any event, be effective unless it is approved by a vote of the Trustees and the Independent Trustees of the applicable Fund. The holders of Class A and Class B shares have exclusive voting rights with respect to the Plan applicable to their respective class of shares. In adopting the Plans the Trustees concluded that, in their judgment, there is a reasonable likelihood that the plans will benefit the holders of the applicable of shares of each Fund.

         During the fiscal year ended October 31, 1995, the Funds paid the Distributors the following amounts of expenses with respect to the Class A shares and Class B shares of each of the Funds:



                                                    Expense Items
                                                    -------------


                                                     Printing and                                                   Interest,
                                                      Mailing of                                                   Carrying or
                                                   Prospectuses to       Expense of      Compensation to          Other Finance
                                  Advertising      New Shareholders     Distributors     Selling Brokers             Charges
                                  -----------      ----------------     ------------     ---------------             -------

 Government Fund
 ---------------
   Class A Shares                   $ 63,551           $ 4,397           $  182,706         $  754,114                  NONE
   Class B Shares                   $ 63,450           $ 2,609           $  190,722         $  822,022               $ 598,399

 Managed Tax-Exempt Fund
 -----------------------
   Class A Shares
   Class B Shares                   $ 11,757           $   515           $   32,699         $   38,407                  NONE
                                    $ 72,409           $     0           $  184,775         $  981,260               $ 731,696
 Gold & Government Fund
 ----------------------
   Class A Shares                   $ 10,961           $     0           $   10,149         $   28,882                  NONE
   Class B Shares                   $ 27,231           $     0           $   36,262         $  202,288                $ 10,819

 Sovereign Achievers Fund
 ------------------------
   Class A Shares                   $ 10,326           $ 1,951           $   24,700         $   37,502                  NONE
   Class B Shares                   $ 40,251           $ 6,420           $   93,473         $  370,936               $ 361,952

 Regional Bank Fund
 ------------------
   Class A Shares                   $151,794           $ 9,160           $  599,005         $   89,574                  NONE
   Class B Shares                   $904,125           $54,026           $3,220,715         $1,018,102              $1,831,112




 Global Fund
 -----------
   Class A Shares                   $50,361            $9,469             $75,361           $145,419                  NONE
   Class B Shares                   $47,508            $2,409             $70,676           $ 80,744                $ 69,530

 Global Income Fund
 ------------------
   Class A Shares                   $10,013            $3,810             $20,681           $ 23,930                  NONE
   Class B Shares                   $59,062            $1,035             $70,074           $270,650                $516,687




NET ASSET VALUE

         For purposes of calculating the net asset value ("NAV") of a Fund's shares, the following procedures are utilized wherever applicable.

         Debt investment securities are valued on the basis of valuations furnished by a principal market maker or a pricing service, both of which generally utilize electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities without exclusive reliance upon quoted prices.

         Equity securities traded on a principal exchange or NASDAQ National Market Issues are generally valued at last sale price on the day of valuation. Securities in the aforementioned categories for which no sales are reported and other securities traded over-the-counter are generally valued at the mean between the current closing bid and asked prices.

         Short-term debt investments which have a remaining maturity of 60 days or less are generally valued at amortized cost which approximates market value. If market quotations are not readily available or if in the opinion of the Adviser any quotation or price is not representative of true market value, the fair value of the security may be determined in good faith in accordance with procedures approved by the Trustees.

         Any assets or liabilities expressed in terms of foreign currencies are translated into U.S. dollars by the custodian bank based on London currency exchange quotations as of 5:00 p.m., London time ( 12:00 noon, New York time) on the date of any determination of a Fund's NAV.


         A Fund will not price its securities on the following national holidays: New Year's Day; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day; and Christmas Day. On any day an international market is closed and the New York Stock Exchange is open, any foreign securities will be valued at the prior day's close with the current day's exchange rate. Trading of foreign securities may take place on Saturdays and U.S. business holidays on which a Fund's NAV is not calculated. Consequently, a Fund's portfolio securities may trade and the NAV of the Fund's redeemable securities may be significantly affected on days when a shareholder has no access to the Fund.

INITIAL SALES CHARGE ON CLASS A SHARES


         The sales charges applicable to purchases of Class A shares of the Funds are described in the Funds' Prospectuses. Methods of obtaining reduced sales charges referred to generally in the Prospectuses are described in detail below. In calculating the sales charge applicable to current purchases of Class A shares, the investor is entitled to cumulate current purchases with the greater of the current value (at offering price) of the Class A shares of the Funds, owned by the investor, or if Investor Services is notified by the investor's dealer or the investor at the time of the purchase, the cost of the Class A shares owned.


COMBINED PURCHASES. In calculating the sales charge applicable to purchases of Class A shares made at one time, the purchases will be combined if made by (a) an individual, his or her spouse and their children under the age of 21, purchasing securities for his, her or their own account, (b) a trustee or other fiduciary purchasing for a single trust, estate or fiduciary account and (c) certain groups of four or more individuals making use of salary deductions or similar group methods of payment whose funds are combined for the purchase of mutual fund shares. Further information about combined purchases, including certain restrictions on combined group purchases, is available from Investor Services or a Selling Broker's representative.


WITHOUT SALES CHARGES. As described in the Prospectuses, Class A shares of the Funds may be sold without a sales charge to certain persons described in the Prospectuses.

ACCUMULATION PRIVILEGE. Investors (including investors combining purchases) who are already Class A shareholders may also obtain the benefit of the reduced sales charge by taking into account not only the amount then being invested but also the purchase price or current account value of the Class A shares already held by such person.

COMBINATION PRIVILEGE. Reduced sales charges (according to the schedule set forth in the Prospectuses) are also available to an investor based on the aggregate amount of his concurrent and prior investments in Class A shares and shares of all other John Hancock funds which carry a sales charge.


LETTER OF INTENTION. The reduced sales charges are also applicable to investments made over a specified period pursuant to a Letter of Intention (the "LOI"), which should be read carefully prior to its execution by an investor. The Fund offers two options regarding the specified period for making investments under the LOI. All investors have the option of making their investments over a specified period of thirteen (13) months. Investors who are using the Fund as a funding medium for a qualified retirement plan, however, may opt to make the necessary investments called for by the LOI over a forty-eight
(48) month period. These qualified retirement plans include group IRA, SEP, SARSEP, TSA, 401(k), ISA and Section 457 plans. Such an investment (including accumulations and combinations) must aggregate $100,000 or more invested during the specified period from the date of the LOI or from a date within ninety (90) days prior thereto, upon written request to Investor Services. The sales charge applicable to all amounts invested under the LOI is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, the difference in the sales charge actually paid and the sales charge payable had the LOI not been in effect is due from the investor. However, for the purchases actually made within the specified period the sales charge applicable will not be higher than that which would have applied (including accumulations and combinations) had the LOI been for the amount actually invested.

         The LOI authorizes Investor Services to hold in escrow a number of Class A shares (approximately 5% of the aggregate) sufficient to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the specified period, at which time the escrow shares will be released. If the total investment specified in the LOI is not completed, the Class A shares held in escrow may be redeemed and the proceeds used as required to pay such sales charge as may be due. By signing the LOI, the investor authorizes Investor Services to act as his or her attorney-in-fact to redeem any escrowed shares and adjust the sales charge, if necessary. A LOI does not constitute a binding commitment by an investor to purchase, or by the Funds to sell, any additional Class A shares and may be terminated at any time.


DEFERRED SALES CHARGE ON CLASS B SHARES

         Investments in Class B shares are purchased at net asset value per share without the imposition of an initial sales charge so that the Funds will receive the full amount of the purchase price.


CONTINGENT DEFERRED SALES CHARGE. Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at the rates set forth in the Prospectuses as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class B shares being redeemed. Accordingly, no CDSC will be imposed on increases in account value above the initial purchase prices, including Class B shares derived from reinvestment of dividends or capital gains distributions.


         The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining this number all payments during a month will be aggregated and deemed to have been made on the last day of the month.


         Proceeds from the CDSC are paid to John Hancock Funds not "the Distributors" and are used in whole or in part by John Hancock Funds to defray its expenses related to providing distribution-related services to the Funds in connection with the sale of the Class B shares, such as the payment of compensation to select Selling Brokers for selling Class B shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Funds to sell the Class B shares without a sales charge being deducted at the time of the purchase. See the Prospectuses for additional information regarding the CDSC.

SPECIAL REDEMPTIONS

     Although they would not normally do so, the Funds have the right to pay the redemption price of shares of the Funds in whole or in part in portfolio securities as prescribed by the Trustees. If the shareholder were to sell portfolio securities received in this fashion, he would incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Funds have, however, elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, the Funds must redeem their shares for cash except to the extent that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of the applicable Fund's net asset value at the beginning of such period.


ADDITIONAL SERVICES AND PROGRAMS

EXCHANGE PRIVILEGE. As described more fully in the Prospectuses, the Funds permit exchanges of shares of any class of a Fund for shares of the same class in any other John Hancock fund offering that class.


     Exchanges between funds with shares that are not subject to a CDSC are based on their respective net asset values. No sales charge or transaction charge is imposed. Shares of the Funds which are subject to a CDSC may be exchanged into shares of any of the other John Hancock funds that are subject to a CDSC without incurring the CDSC; however, the shares acquired in an exchange will be subject to the CDSC schedule of the shares acquired if and when such shares are redeemed (except that shares exchanged into John Hancock Short-Term Strategic Income Fund, John Hancock Intermediate Maturity Government Fund and John Hancock Limited-Term Government Fund will retain the exchanged fund's CDSC schedule). For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in an exchange.

     Shares of each class may be exchanged only for shares of the same class in another John Hancock fund.


     If a shareholder exchanges Class B shares purchased prior to January 1, 1994 (except John Hancock Short-Term Strategic Income Fund) for Class B shares of any other John Hancock fund, the acquired shares will continue to be subject to the CDSC schedule that was in effect when the exchanged shares were purchased.

     Each Fund reserves the right to require that previously exchanged shares (and reinvested dividends) be in the Fund for 90 days before a shareholder is permitted a new exchange. The Funds may also terminate or alter the terms of the exchange privilege upon 60 days' notice to shareholders.

     An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares of another for Federal income tax purposes. An exchange may result in a taxable gain or loss. See "Tax Status."

         To make an exchange, the account registration in both the existing and new account, must be identical. The exchange privilege is available only in states where the exchange can be made legally.

SYSTEMATIC WITHDRAWAL PLAN. As described briefly in the Prospectuses, each Fund permits the establishment of a Systematic Withdrawal Plan. Payments under this plan represent proceeds from the redemption of shares of the applicable Fund. Since the redemption price of the shares of a Fund may be more or less than the shareholder's cost, depending upon the market value of the securities owned by the Fund at the time of redemption, the distribution of cash pursuant to this plan may result in realization of gain or loss for purposes of Federal, state and local income taxes. The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional Class A or Class B shares could be disadvantageous to a shareholder because of the initial sales charge payable on such purchases of Class A shares and the CDSC imposed on redemptions of Class B shares and because redemptions are taxable events. Therefore, a shareholder should not purchase Class A or Class B shares at the same time a Systematic Withdrawal Plan is in effect. The Funds reserve the right to modify or discontinue the Systematic Withdrawal Plan of any shareholder on 30 days' prior written notice to such shareholder, or to discontinue the availability of such plan in the future. The shareholder may terminate the plan at any time by giving proper notice to Investor Services.


MONTHLY AUTOMATIC ACCUMULATION PROGRAM ("MAAP"). This program is explained in the Prospectuses. The program, as it relates to automatic investment checks, is subject to the following conditions:


         The investments will be drawn on or about the day of the month indicated.


         The privilege of making investments through the Monthly Automatic Accumulation Program may be revoked by Investor Services without prior notice if any investment is not honored by the shareholder's bank. The bank shall be under no obligation to notify the shareholder as to the non-payment of any checks.


         The program may be discontinued by the shareholder either by calling Investor Services or upon written notice to Investor Services which is received at least five (5) business days prior to the processing date of any investment.

REINVESTMENT PRIVILEGE. A shareholder who has redeemed Fund shares may, within 120 days after the date of redemption, reinvest without payment of a sales charge any part of the redemption proceeds in shares of the same class of the same Fund or in any other John Hancock funds, subject to the minimum investment limit in that fund. The proceeds from the redemption of Class A shares may be reinvested at net asset value without paying a sales charge in Class A shares of the same Fund or in Class A shares of another John Hancock fund. If a CDSC was paid upon a redemption, a shareholder may reinvest the proceeds from this redemption at net asset value in additional shares of the class from which the redemption was made. The shareholder's account will be credited with the amount of any CDSC charged upon the prior redemption and the new shares will continue to be subject to the CDSC. The holding period of the shares acquired through reinvestment will, for purposes of computing the CDSC payable upon a subsequent redemption, include the holding period of the redeemed shares. The Funds may modify or terminate the reinvestment privilege at any time.

         A redemption or exchange of Fund shares is a taxable transaction for Federal income tax purposes even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of Fund shares will be treated for tax purposes as described under the caption "Tax Status."


DESCRIPTION OF THE FUNDS' SHARES


         The Trustees of the Trust are responsible for the management and supervision of the Funds. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Fund, without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series, without further action by shareholders. As of the date of this Statement of Additional Information, the Trustees have authorized the issuance of a new Fund named, John Hancock Financial Industries Fund, Class A and Class B, under Freedom Investment Trust.

         The shares of each class of a Fund represent an equal proportionate interest in the aggregate net assets attributable to the classes of the Fund. Class A and Class B shares of the Funds will be sold exclusively to members of the public (other than the institutional investors described in the Prospectuses) at net asset value. A sales charge will be imposed either at the time of the purchase, for Class A shares, or on a contingent deferred basis, for Class B shares. For Class A shares, no sales charge is payable at the time of purchase on investments of $1 million or more, but for such investments a CDSC may be imposed in the event of certain redemption transactions within one year of purchase.

         Class A and Class B shares have certain exclusive voting rights on matters relating to their respective distribution plans. The different classes of a Fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.

         Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except that (i) the distribution and service fees relating the Class A and Class B shares will be borne exclusively by that class (ii) Class B shares will pay higher distribution and service fees than Class A shares and
(iii) Class A and Class B shares will bear any other class expenses properly allocable to such class of shares, subject to the conditions set forth in a private letter ruling that each Fund has received from the Internal Revenue Service relating to its multiple-class structure. Similarly, the net asset value per share may vary depending on whether Class A or Class B shares are purchased.

     In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the applicable Fund available for distribution to such shareholders. Shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable, by the Trusts, except as set forth below.


     Unless otherwise required by the Investment Company Act or the Declaration of Trust, each Fund has no intention of holding annual meetings of shareholders. Fund shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust's outstanding shares, and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with a request for a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

     Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of the Trust. However, each Fund's Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations or affairs of the Fund. The Declaration of Trust also provides for indemnification out of the Funds' assets for all losses and expenses of any shareholder held personally liable by reason of being or having been a shareholder. Liability is therefore limited to circumstances in which a Fund itself would be unable to meet its obligations, and the possibility of this occurrence is remote.


CALCULATION OF PERFORMANCE

     The following information supplements the discussion in the Prospectuses regarding performance information.

     TOTAL RETURN. Average annual total return is determined separately for each class of shares.


     Set forth below are tables showing the performance on a total return basis (i.e., with all dividends and distributions reinvested) of a hypothetical $1,000 investment in the Class A and Class B shares of the Gold & Government Fund, Regional Bank Fund, Government Fund, Managed Tax-Exempt Fund, Sovereign Achievers Fund, Global Fund and Global Income Fund. The performance information for each Fund is stated for the fiscal year ended October 31, 1995 and for the five year period ended October 31, 1995 with respect to the Class B shares of each Fund for the one year period of Class A shares of each Fund and for the period from the commencement of operations (indicated by an asterisk), or the ten year period, of the Class A and Class B shares of each Fund to October 31, 1995.




                                                 Gold & Government Fund
                                                 ----------------------

      Class A Shares       Class A Shares     Class B Shares       Class B Shares         Class B Shares
      One Year Ended         1/3/92* to       One Year Ended      Five Years Ended          9/26/84* to
         10/31/95             10/31/95           10/31/95             10/31/95               10/31/95
         --------             --------           --------             --------               --------

         (10.40%)             (0.64%)            (11.02%)               2.65%                  5.59%

                                                 Regional Bank Fund
                                                 ------------------

      Class A Shares       Class A Shares     Class B Shares       Class B Shares         Class B Shares
      One Year Ended         1/3/92* to       One Year Ended      Five Years Ended          9/26/84* to
         10/31/95             10/31/95           10/31/95             10/31/95               10/31/95
         --------             --------           --------             --------               --------

          24.46%              25.58%              25.11%               35.11%                 19.97%

                                                 Government Income Fund
                                                 ----------------------
      Class A Shares       Class A Shares     Class B Shares       Class B Shares         Class B Shares
      One Year Ended         1/3/92* to       One Year Ended      Five Years Ended          9/26/84* to
         10/31/95             10/31/95           10/31/95             10/31/95               10/31/95
         --------             --------           --------             --------               --------

          11.05%               5.29%               9.34%                8.03%                  8.20%

                                                 Managed Tax-Exempt Fund
                                                 -----------------------

      Class A Shares       Class A Shares     Class B Shares       Class B Shares         Class B Shares
      One Year Ended         1/3/92* to       One Year Ended      Five Years Ended          9/26/84* to
         10/31/95             10/31/95           10/31/95             10/31/95               10/31/95
         --------             --------           --------             --------               --------

           8.56%               5.82%               7.96%                6.22%                  8.31%

                                                 Sovereign Achievers Fund
                                                 ------------------------

      Class A Shares       Class A Shares     Class B Shares       Class B Shares         Class B Shares
      One Year Ended         1/3/92* to       One Year Ended      Five Years Ended          9/26/84* to
         10/31/95             10/31/95           10/31/95             10/31/95               10/31/95
         --------             --------           --------             --------               --------

           6.62%               5.40%               6.51%               12.17%                  7.23%




                                                 Global Fund
                                                 -----------

      Class A Shares       Class A Shares     Class B Shares       Class B Shares         Class B Shares
      One Year Ended         1/3/92* to       One Year Ended      Five Years Ended          9/26/84* to
         10/31/95             10/31/95           10/31/95             10/31/95               10/31/95
         --------             --------           --------             --------               --------

          (5.38%)              7.09%              (5.96%)               9.30%                  9.31%

                                                 Global Income Fund
                                                 ------------------

      Class A Shares       Class A Shares     Class B Shares       Class B Shares         Class B Shares
      One Year Ended         1/3/92* to       One Year Ended      Five Years Ended          9/26/84* to
         10/31/95             10/31/95           10/31/95             10/31/95               10/31/95
         --------             --------           --------             --------               --------

           7.15%               3.13%               6.61%                5.34%                  9.14%


*  Commencement of operations.

         The "distribution rate" is determined by annualizing the result of dividing the declared dividends of a Fund during the period stated by the maximum offering price and net asset value at the end of the period. Excluding a Fund's sales load from the distribution rate produces a higher rate.

         Total return is computed by finding the average annual compounded rates of return over the designated periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

[GRAPHIC OMITTED]

Where:

P =               a hypothetical initial investment of $1,000.

T =               average annual total return.

n =               number of years.


ERV = ending redeemable value of a hypothetical $1,000 investment made at the beginning of the 1 year, 5 years, and life-of-fund periods.

         This calculation assumes that the maximum sales charge for Class A shares of 5% for Gold & Government Fund, Sovereign Achievers Fund, Regional Bank Fund and Global Fund and 4.5% for Government Income Fund, Managed Tax-Exempt Fund, and Global Income Fund is included in the initial investment or, for Class B shares, the applicable CDSC is applied at the end of the period. This calculation also assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.

         In addition to average annual total returns, the Funds may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions, over any time period. Total returns may be quoted with or without taking the Funds' sales charge on Class A shares or the CDSC on Class B shares into account. Excluding the Funds' sales charge on Class A shares and the CDSC on Class B shares from a total return calculation produces a higher total return figure.


Yield. Yield is determined separately for Class A and Class B shares. The yields for the Class A shares of the Gold & Government Fund, Government Fund, Managed Tax-Exempt Fund and Global Income Fund for the thirty days ended October 31, 1995 were 1.42%, 5.62%, 4.74% and 5.80%, respectively. The yields for the Class B shares of the Gold & Government Fund, Government Fund, Managed Tax-Exempt Fund and Global Income Fund for the thirty days ended October 31, 1995 were 0.87%, 5.24%, 4.32% and 5.21%, respectively.


         Yield is computed by dividing the net investment income per share earned during a specified 30 day period by the maximum offering price per share on the last day of such period, according to the following formula:

[GRAPHIC OMITTED]

   Where: a= dividends and interest earned during the period

          b=   net expenses accrued for the period

          c= the average daily number of share outstanding during the period that were entitled to receive dividends

          d= the maximum offering price per share on the last day of the period.

         To calculate interest earned (for the purpose of "a" above) on debt obligations, a Fund computes the yield to maturity of each obligation held by the Fund based on the market value of the obligation (including actual accrued interest) at the close of last business day of the period, or, with respect to obligations purchased during the period, the purchase price (plus actual accrued interest). The yield to maturity is then divided by 360 and the quotient is multiplied by the market value of the obligation (including actual accrued interest) to determine the interest income on the obligation for each day of the subsequent period that the obligation is in the portfolio.

         Managed Tax-Exempt Fund only. In the case of a tax-exempt obligation issued without original issue discount and having a current market discount, the coupon rate of interest is used in lieu of the yield to maturity. Where, in the case of a tax-exempt obligation with original issue discount, the discount based on the current market value exceeds the then-remaining portion of original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. Where, in the case of a tax-exempt obligation with original issue discount, the discount based on the current market value is less than the then-remaining portion of original issue discount (market premium), the yield to maturity is based on the market value.

         Government Fund and Gold & Government Fund only. With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("paydowns") each Fund accounts for gain or loss attributable to actual monthly paydowns as an increase or decrease to interest income during the period.

         Global Income Fund only. To calculate interest earned (for the purpose of "a" above) on foreign debt obligations, the Fund computes the yield to maturity of each obligation based on the local foreign currency market value of the obligation (including actual accrued interest) at the beginning of the period, or, with respect to obligations purchased during the period, the purchase price plus accrued interest. The yield to maturity is then divided by 360 and the quotient is multiplied by the current market value of the obligation (including actual accrued interest in local currency denomination), then converted to U.S. dollars using exchange rates from the close of the last business day of the period to determine the interest income on the obligation for each day of the subsequent period that the obligation is in the portfolio. Applicable foreign withholding taxes, net of reclaim, are included in the "b" expense component.

         Solely for the purpose of computing yield, each Fund recognizes dividend income by accruing 1/360 of the stated dividend rate of a security each day that a security is in the portfolio.

         Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price. Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be declared as a dividend shortly thereafter.

         All accrued expenses are taken to account as described later herein.

         From time to time, in reports and promotional literature, the Funds' total return and yield will be compared to indices of mutual funds such as Lipper Analytical Services, Inc.'s "Lipper-Mutual Performance Analysis," a monthly publication which tracks net assets, total return, and yield on mutual funds in the United States. Ibottson and Associates, CDA Weisenberger and F.C. Towers are also used for comparison purposes, as well as Russell and Wilshire indices.

         Performance rankings and ratings reported periodically in national financial publications such as MONEY Magazine, FORBES, BUSINESS WEEK, THE WALL STREET JOURNAL, MORNINGSTAR, STANGER'S and BARRON'S, etc. may also be utilized.

         The performance of the Funds is not fixed or guaranteed. Performance quotations should not be considered to be representations of performance of the Funds for any period in the future. The performance of any Fund is a function of many factors including its earnings, expenses and number of outstanding shares. Fluctuating market conditions; purchases, sales, and maturities of portfolio securities; sales and redemptions of shares of beneficial interest; and changes in operating expenses are all examples of items that can increase or decrease the Funds' performances.


BROKERAGE ALLOCATION

         Each Advisory Agreement authorizes the Adviser (subject to the control of the Boards of Trustees) to select brokers and dealers to execute purchases and sales of portfolio securities and gold bullion and coins. It directs the Adviser to use its best efforts to obtain the best overall terms for the Funds, taking into account such factors as price (including dealer spread), the size, type and difficulty of the transaction involved, and the financial condition and execution capability of the broker or dealer.

         The Sub-Advisory Agreement between the Adviser and JH Advisers International authorizes JH Advisers International (subject to the control of the Board of Trustees of Freedom Investment Trust II) to provide the Global Fund with a continuing and suitable investment program with respect to investments by the Fund in countries other than the United States and Canada.

         To the extent that the execution and price offered by more than one dealer are comparable, the Adviser or JH Advisers International, as the case may be, may, in their discretion, decide to effect transactions in portfolio securities with dealers on the basis of the dealer's sales of shares of the Funds or with dealers who provide the Funds, the Adviser or JH Advisers International with services such as research and the provision of statistical or pricing information. In addition, the Funds may pay brokerage commissions to brokers or dealers in excess of those otherwise available upon a determination that the commission is reasonable in relation to the value of the brokerage services provided, viewed in terms of either a specific transaction or overall brokerage services provided with respect to the Funds' portfolio transactions by such broker or dealer. Any such research services would be available for use on all investment advisory accounts of the Adviser or JH Advisers International. The Funds may from time to time allocate brokerage on the basis of sales of their shares. Review of compliance with these policies, including evaluation of the overall reasonableness of brokerage commissions paid, is made by the Board of Trustees.

         The Adviser places all orders for purchases and sales of portfolio securities of the Funds. In selecting broker-dealers, the Adviser may consider research and brokerage services furnished to them. The Adviser may use this research information in managing the Funds' assets, as well as assets of other clients.

         Municipal securities, foreign debt securities and Government Securities are generally traded on the over-the-counter market on a "net" basis without a stated commission, through dealers acting for their own account and not as brokers. The Managed Tax-Exempt Fund, Global Income Fund, Sovereign Government Fund and Gold & Government Fund (with respect to Government Securities in its portfolio) will primarily engage in transactions with these dealers or deal directly with the issuer. Prices paid to the dealer will generally include a "spread", which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at that time.


         During the fiscal year ended October 31, 1993, Freedom Investment Trust paid $161,459 in negotiated brokerage commissions on behalf of the Funds of which $22,233 was attributable to the Gold & Government Fund, $3,000 was attributable to Sovereign Government Fund, $49,951 was attributable to the Regional Bank Fund and $86,275 was attributable to the Sovereign Achievers Fund. During the fiscal year ended October 31, 1994, Freedom Investment Trust paid $833,722 in brokerage commissions on behalf of the Funds, of which $10,051 was attributable to the Managed Tax-Exempt Fund, $512,936 was attributed to the Regional Bank Fund, $232,625 was attributable to the Sovereign Achievers Fund, $48,650 was attributable to the Gold & Government Fund and $29,450 was attributable to Sovereign Government Fund. During the fiscal year ended October 31, 1995, Freedom Investment Trust paid $1,043,663 in negotiated brokerage commissions on behalf of the Funds of which $109,757 was attributable to the Gold & Government Fund, $589,066 was attributable to the Regional Bank Fund and $237,015 was attributable to the Sovereign Achievers Fund and $107,825 was attributable to Sovereign U.S. Government Income Fund.

         During the fiscal year ended October 31, 1993, Freedom Investment Trust II paid $806,269 in brokerage commissions on behalf of the Global Fund and none on behalf of the Global Income Fund. During the fiscal year ended October 31, 1994, Freedom Investment Trust II paid $509,845 in brokerage commissions on behalf of the Global Fund and no brokerage commissions on behalf of the Global Income Fund. During the fiscal year ended October 31, 1995, Freedom Investment Trust II paid $525,839 in negotiated brokerage commissions on behalf of the Global Fund and $24,400 on behalf of the Global Income Fund.


         When a Fund engages in an option transaction, ordinarily the same broker will be used for the purchase or sale of the option and any transactions in the securities to which the option relates. The writing of calls and the purchase of puts and calls by a Fund will be subject to limitations established (and changed from time to time) by each of the Exchanges governing the maximum number of puts and calls covering the same underlying security which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different Exchanges, held or written in one or more accounts or through one or more brokers. Thus, the number of options which a Fund may write or purchase may be affected by options written or purchased by other investment companies and other investment advisory clients of the Adviser and its affiliates or JH Advisers International. An Exchange may order the liquidation of positions found to be in violation of these limits, and it may impose certain other sanctions.

         In the U.S. Government securities market, securities are generally traded on a "net" basis with dealers acting as principal for their own account without a stated commission, although the price of the security usually includes a profit to the dealer. On occasion, certain money market instruments and agency securities may be purchased directly from the issuer, in which case no commissions or premiums are paid.

         Municipal securities are generally traded on the over-the-counter market on a "net" basis without a stated commission, through dealers acting for their own account and not as brokers. The Managed Tax-Exempt Fund will primarily engage in transactions with these dealers or deal directly with the issuer. Prices paid to a municipal securities dealer will generally include a "spread", which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at that time.


         The Adviser's indirect parent, the Life Company, is the indirect sole shareholder of John Hancock Freedom Securities Corporation and its subsidiaries, two of which, Tucker Anthony Incorporated ("Tucker Anthony"), John Hancock Distributors, Inc. and Sutro & Company, Inc. ("Sutro"), are broker dealers (together, "Affiliated Brokers"). The Trusts' Boards of Trustees have established that any portfolio transaction for the Funds may be executed through Affiliated Brokers if, in the judgment of the Adviser or JH Advisers International, as the case may be, the use of Affiliated Brokers is likely to result in price and execution at least as favorable as those of other qualified brokers, and if, in the transaction, Affiliated Brokers charges the Funds a commission rate consistent with those charged by Affiliated Brokers to comparable unaffiliated customers in similar transactions. Affiliated Brokers will not participate in commissions in brokerage given by a Fund to other brokers or dealers and neither will receive any reciprocal brokerage business resulting therefrom. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere. Affiliated Brokers will not receive any brokerage commissions for orders they execute for a Fund in the over-the-counter market. A Fund will in no event effect principal transactions with Affiliated Brokers in the over-the-counter securities in which Affiliated Brokers makes a market.

         Approximately 0.5% of Freedom Investment Trust's aggregate dollar amount of transactions involving the payment of commissions were effected through Tucker Anthony for the fiscal year ended October 31, 1993. During the fiscal year ended October 31, 1993, Freedom Investment Trust paid $7,303 in brokerage commissions to Tucker Anthony, $6,620 of which was attributable to Gold & Government Trust and $683 of which was attributable to Regional Bank Fund. Commissions paid to Tucker Anthony represent approximately 3.5% of the total brokerage commissions paid by Freedom Investment Trust for the fiscal year ended October 31, 1993. During the fiscal year ended October 31, 1994, Freedom Investment Trust paid $3,962 in brokerage commissions to Tucker Anthony, $1,750 of which was attributable to Gold & Government Fund. Commissions paid to Tucker Anthony represent approximately 0.5% of the total brokerage commissions paid by Freedom Investment Trust for the fiscal year ended October

31, 1994. Approximately 2% of Freedom Investment Trust's aggregate dollar amount of transactions involving the payment of commissions were effected through Tucker Anthony for the fiscal year ended October 31, 1994. During the fiscal year ended October 31, 1995, Freedom Investment Trust paid $2,800 in brokerage commissions to Tucker Anthony which was attributable to Regional Bank Fund. Commissions paid to Tucker Anthony represent less than 1% of the total brokerage commissions paid by Freedom Investment Trust for the fiscal year ended October 31, 1995.

         During the fiscal periods ended October 31, 1993, 1994 and 1995 no brokerage commissions were paid to Affiliated Brokers in connection with the portfolio transactions of either the Global Fund or the Global Income Fund.

         Other investment advisory clients advised by the Adviser or JH Advisers International, as the case may be, may also invest in the same securities as a Fund. When these clients buy or sell the same securities at substantially the same time, the Adviser or JH Advisers International may average the transactions as to price and allocate the amount of available investments in a manner which the Adviser or JH Advisers International believes to be equitable to each client, including the Funds. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtainable for it. On the other hand, to the extent permitted by law, the Adviser or JH Advisers International may aggregate the securities to be sold as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Fund may pay to a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by the trustees that such price is reasonable in light of the services provided and to such policies as the Trustees may adopt from time to time. During the fiscal year ended October 31, 1995, Regional Bank paid $159,705, Sovereign Achievers paid $36,176, Gold & Government paid $16,150, Global paid $4,704 and Special Opportunities paid $70,270.



DISTRIBUTIONS

         Government Fund, Managed Tax-Exempt Fund and Global Income Fund declare dividends from net investment income daily and pay dividends monthly. Distribution of net long-term capital gains, if any, recognized on other portfolio investments for the fiscal year, which ends October 31, will be made at least annually.

         Quarterly each shareholder of Government Fund, Managed Tax-Exempt Fund and Global Income Fund will receive a statement setting forth the amount of the monthly or daily dividends, as the case may be, paid that month from net investment income for the preceding period. If any of such monthly or daily dividends were made from sources other than (i) net income for the current or preceding fiscal year, or accumulated undistributed net income, or both (not including in either case profits or losses from the sale of securities or other assets) or (ii) accumulated undistributed net profits from the sale of securities or other assets (in each case determined in accordance with generally accepted accounting principles), such statement will indicate what portion of the distribution per share was made from the sources referred to in (i) and (ii) above and from paid-in surplus or other capital sources.

         A shareholder of Government Fund, Managed Tax-Exempt Fund and/or Global Income Fund will not be credited with a monthly or daily dividend, as the case may be, until payment for shares purchased is received by the Funds' transfer agent. Dividends normally will be paid in the form of additional full and fractional shares at the net asset value determined on the payment date, unless the shareholder elects to receive dividends in cash as described in the respective Prospectus. If a shareholder redeems the entire value of his account in any of these Funds, the amount of dividends declared but unpaid on his shares through the date preceding the date of redemption will be paid on the next succeeding dividend payment date.

         Gold & Government Fund and Regional Bank Fund. Each Fund will distribute net short-term capital gains, if any, quarterly, and net long-term capital gains, if any, at least annually after the close of their fiscal year (October 31). Sovereign Achievers Fund will distribute net short-term capital gains, if any, semi-annually, and net long-term capital gains, if any, at least annually after the close of their fiscal year (October 31).


         MANAGED TAX-EXEMPT FUND. Dividends from net investment income are declared daily and paid monthly. You will not be credited with a daily dividend or become a shareholder until payment for shares of a Fund is received by Fund Services, the Funds' transfer agent. The net investment income of the Fund for dividend purposes consists of interest earned on portfolio securities, less expenses, in each case computed since the most recent determination of the net asset value. If you redeem the entire value of your account in a Fund, you will receive a separate amount by check or wire representing all dividends declared but unpaid, in addition to the net asset value of the shares redeemed. The Funds will distribute net realized short-term capital gains, if any, quarterly and the Fund will distribute net realized long-term capital gains, if any, at least annually after the close of our fiscal year (October 31).


         Certain realized gains or losses on the sale or retirement of international bonds held by the Global Income Fund, to the extent attributable to fluctuations in currency exchange rates, as well as certain other gains or losses attributable to exchange rate fluctuations, must be treated as ordinary income or loss for federal income tax purposes. Such income or loss may increase or decrease (or possibly eliminate) the Fund's investment income available for distribution. If, under rules governing the tax treatment of foreign currency gains and losses, the Fund's investment income available for distribution is decreased or eliminated, all or a portion of the dividends declared by the Fund may be treated for federal income tax purposes as a return of capital or, in some circumstances, as capital gain. Your tax basis in your Global Income Fund shares will be reduced to the extent that an amount distributed to you is treated as a return of capital and distributions after your basis has been reduced on zero will generally be treated as capital gains.

         The per share dividends on the Class B shares will be lower than the per share dividends on the Class A shares of the Funds as a result of the higher distribution fee applicable with respect to the Class B shares.

TRANSFER AGENT SERVICES


         John Hancock Investor Services Corporation ("Investor Services"), P.O. Box 9116, Boston, MA 02205-9116 a wholly-owned indirect subsidiary of the Life Company is the transfer and dividend paying agent for the Funds. The Gold & Government Fund, Regional Bank Fund, Sovereign Achievers Fund and Global Fund pays Investor Services an annual fee of $16.00 for each Class A shareholder and of $18.50 for each Class B shareholder. The Government Fund and Global Income Fund pay Investor Services an annual fee of $20.00 for each Class A shareholder and $22.50 for each Class B shareholder. The Managed Tax Exempt Fund pays Investor Services an annual fee of $19.00 for each Class A shareholder and $21.50 for each Class B shareholder. Each Fund also pays certain out-of-pocket expenses and these expenses are aggregated and charged to each Fund and allocated to each class on the basis of the relative net asset values.



CUSTODY OF PORTFOLIO


         Portfolio securities of the Funds are held pursuant to a custodian agreement between the Trust and Investors Bank & Trust Company, 24 Federal Street, Boston, Massachusetts 02110. Under the custodian agreement, Investors Bank & Trust Company performs custody, portfolio and fund accounting services.



INDEPENDENT AUDITORS


         The independent auditors of the Funds are Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts, 02110. Price Waterhouse LLP audits and renders an opinion on each Fund's annual financial statements and reviews each Fund's annual Federal income tax return.

                                   APPENDIX A

                          DESCRIPTION OF BOND RATINGS*

Moody's Bond ratings
--------------------

Bonds. "Bonds which are rated 'Aaa' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge.' Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most likely to impair the fundamentally strong position of such issues.

"Bonds which are rated 'Aa' are judged to be of high quality by all standards. Together with the 'Aaa' group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in 'Aaa' securities or fluctuation of protective elements may be of grater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in 'Aaa' securities . "Bonds which are rated 'A' possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

"Bonds which are rated 'Baa' are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

"Bonds which are rated 'Ba' are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position, characterizes bonds in this class.

"Bonds which are rated 'B' generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue. Should no rating be assigned, the reason may be one of the following: (i) an application for rating was not received or accepted; (ii) the issue or issuer belongs to a group of securities that are not rated as a matter of policy; (iii) there is a lack of essential data pertaining to the issue or issuer; or (iv) the issue was privately placed, in which case the rating is not published in Moody's publications.

------------
*As described by the rating companies themselves.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Standard & Poor's Bond ratings
------------------------------

"AAA. Debt rated 'AAA' has the highest rating by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

"AA. Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

"A. Debt rated 'A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

"BBB. Debt rated 'BBB' is regarded as having adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories."

Debt rated "BB," OR "B," is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and pay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

UNRATED. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

                            COMMERCIAL PAPER RATINGS

Moody's Commercial Paper Ratings
--------------------------------

Moody's ratings for commercial paper are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's two highest commercial paper rating categories are as follows:

"P-1 -- "Prime-1" indicates the highest quality repayment capacity of the rated issues.

"P-2 -- "Prime-2" indicates that the issuer has a strong capacity for repayment of short-term promissory obligations. Earnings trends and coverage ratios, while sound, will be more subjective to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained."

Standard & Poor's Commercial Paper Ratings
------------------------------------------

Standard & Poor's commercial paper ratings are current assessments of the likelihood of timely payment of debts having an original maturity of no more than 365 days. Standard & Poor's two highest commercial paper rating categories are as follows:

"A-1 -- This designation indicates that the degree of safety regarding timely payment is very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

"A-2 -- Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1."

                              FINANCIAL STATEMENTS

                        John Hancock Funds - Global Fund

THE STATEMENT OF ASSETS AND LIABILITIES IS THE FUND'S BALANCE SHEET AND SHOWS THE VALUE OF WHAT THE FUND OWNS, IS DUE AND OWES ON OCTOBER 31, 1995. YOU'LL ALSO FIND THE NET ASSET VALUE AND THE MAXIMUM OFFERING PRICE PER SHARE AS OF THAT DATE.

STATEMENT OF ASSETS AND LIABILITIES
October 31, 1995
--------------------------------------------------------------------------------
ASSETS:
  Investments at value - Note C:
   Common stocks (cost - $94,227,986)............................   $114,555,783
   Bonds (cost - $450,000).......................................        387,000
   Joint repurchase agreement (cost - $1,243,000)................      1,243,000
                                                                    ------------
                                                                     116,185,783
  Cash...........................................................         28,955
  Foreign currency, at value (cost - $17,415)....................         17,436
  Receivable for shares sold.....................................         29,674
  Receivable for investments sold................................      1,967,069
  Interest receivable............................................          2,275
  Dividends receivable...........................................        109,329
  Foreign tax receivable.........................................        127,128
  Prepaid expenses...............................................          4,884
                                                                    ------------
                    Total Assets.................................    118,472,533
                    ------------------------------------------------------------
LIABILITIES:
  Payable for shares repurchased.................................         41,678
  Foreign tax payable............................................         44,074
  Payable to John Hancock Advisers, Inc. and
   affiliates - Note B...........................................        140,923
  Accounts payable and accrued expenses..........................         78,536
                                                                    ------------
                    Total Liabilities............................        305,211
                    ------------------------------------------------------------
NET ASSETS:
  Capital paid-in................................................     89,749,452
  Accumulated net realized gain on investments and

   foreign currency transactions.................................      8,178,513
  Net unrealized appreciation of investments and

   foreign currency transactions.................................     20,239,357
                                                                    ------------
                    Net Assets...................................   $118,167,322
                    ============================================================
NET ASSET VALUE PER SHARE:
  (Based on net asset values and shares of beneficial
  interest outstanding - unlimited number of shares
  authorized with no par value, respectively)
  Class A - $93,597,600/7,386,947................................   $      12.67
  ==============================================================================
  Class B - $24,569,722/1,987,986................................   $      12.36
  ==============================================================================
MAXIMUM OFFERING PRICE PER SHARE *
  Class A - ($12.67 x 105.26%)...................................   $      13.34
  ==============================================================================

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
** All Class C shares were redeemed on March 31, 1995.

THE STATEMENT OF OPERATIONS SUMMARIZES THE FUND'S INVESTMENT INCOME EARNED AND EXPENSES INCURRED IN OPERATING THE FUND. IT ALSO SHOWS NET GAINS (LOSSES) FOR THE PERIOD STATED.

STATEMENT OF OPERATIONS
Year ended October 31, 1995
--------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends (net of foreign withholding
   taxes of $238,137)............................................    $ 1,857,264
  Interest.......................................................        144,294
                                                                     -----------
                                                                       2,001,558
                                                                     -----------
  Expenses:
   Investment management fee - Note B............................      1,169,884
   Distribution/service fee - Note B
     Class A.....................................................        280,610
     Class B.....................................................        270,868
   Transfer agent fee - Note B...................................        429,087
   Custodian fee.................................................        177,008
   Auditing fee..................................................         35,000
   Registration and filing fees..................................         32,872
   Printing......................................................         30,301
   Trustees' fees................................................         23,924
   Miscellaneous.................................................          5,322
   Legal fees....................................................          1,997
                                                                     -----------
                    Total Expenses...............................      2,456,873
                    ------------------------------------------------------------
                    Net Investment Loss..........................       (455,315)
                    ------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain on investments sold..........................      8,116,459

  Net realized loss on foreign currency transactions.............       (408,732)
  Change in net unrealized appreciation/depreciation
   of investments................................................     (8,546,361)
  Change in net unrealized appreciation/depreciation of
   foreign currency transactions.................................        104,979
                                                                     -----------
                    Net Realized and Unrealized
                    Loss on Investments and
                    Foreign Currency Transactions................       (733,655)
                    ------------------------------------------------------------
                    Net Decrease in Net Assets
                    Resulting from Operations....................    $(1,188,970)
                    ============================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                        John Hancock Funds - Global Fund

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------------------------------------------
                                                                                            YEAR ENDED OCTOBER 31,
                                                                                         ---------------------------
INCREASE (DECREASE) IN NET ASSETS:                                                           1995           1994
                                                                                         ------------   ------------
FROM OPERATIONS:
  Net investment loss..................................................................  $   (455,315)  $   (804,218)
  Net realized gain on investments sold and foreign currency transactions..............     7,707,727     13,362,429
  Change in net unrealized appreciation/depreciation of investments and foreign
    currency transactions..............................................................    (8,441,382)    (2,685,194)
                                                                                         ------------   ------------
   Net Increase (Decrease) in Net Assets Resulting from Operations.....................    (1,188,970)     9,873,017
                                                                                         ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Distributions from net realized gain on investments sold and foreign currency transactions
   Class A - ($1.3307 and $1.3069 per share, respectively).............................    (9,441,512)   (8,324,136)
   Class B - ($1.3307 and $1.3069 per share, respectively).............................    (3,043,184)   (1,992,338)
   Class C** - ($1.3307 and $1.3069 per share, respectively)...........................       (73,482)      (39,722)
                                                                                         ------------  ------------
     Total Distributions to Shareholders...............................................   (12,558,178)  (10,356,196)
                                                                                         ------------  ------------

FROM FUND SHARE TRANSACTIONS-- NET*....................................................    (1,632,583)   23,496,918
                                                                                         ------------  ------------

NET ASSETS:
  Beginning of period..................................................................   133,547,053   110,533,314
                                                                                         ------------  ------------
  End of period .......................................................................  $118,167,322  $133,547,053
                                                                                         ============  ============

* ANALYSIS OF FUND SHARE TRANSACTIONS:


                                                                                    YEAR ENDED OCTOBER 31,
                                                                     ----------------------------------------------------
                                                                               1995                     1994
                                                                     -------------------------   ------------------------
                                                                       SHARES        AMOUNT        SHARES       AMOUNT
                                                                     ----------   ------------   ----------  ------------
CLASS A
  Shares sold......................................................     881,102   $ 10,949,764    1,101,077   $ 15,133,189
  Shares issued to shareholders in reinvestment of distributions...     781,667      9,168,928      600,746      8,080,042
                                                                     ----------   ------------   ----------   ------------
                                                                      1,662,769     20,118,692    1,701,823     23,213,231
  Less shares repurchased..........................................  (1,407,258)   (17,445,162)    (917,934)   (12,478,014)
                                                                     ----------   ------------   ----------   ------------
  Net increase.....................................................     255,511   $  2,673,530      783,889   $ 10,735,217
                                                                     ==========   ============   ==========   ============
CLASS B
  Shares sold......................................................     546,939   $  6,634,570    1,382,515   $ 18,646,101
  Shares issued to shareholders in reinvestment of distributions...     239,739      2,759,391      126,915      1,687,968
                                                                     ----------   ------------   ----------   ------------
                                                                        786,678      9,393,961    1,509,430     20,334,069
  Less shares repurchased..........................................  (1,082,302)   (13,070,250)    (590,659)    (7,901,948)
                                                                     ----------   ------------   ----------   ------------
  Net increase (decrease)..........................................    (295,624)  $ (3,676,289)     918,771   $ 12,432,121
                                                                     ==========   ============   ==========   ============
CLASS C**
  Shares sold......................................................      10,813   $    130,313       21,769   $    293,927
  Shares issued to shareholders in reinvestment of distributions...       6,201         73,482        2,938         39,640
                                                                     ----------   ------------   ----------   ------------
                                                                         17,014        203,795       24,707        333,567
  Less shares repurchased..........................................     (69,733)      (833,619)        (303)        (3,987)
                                                                     ----------   ------------   ----------   ------------
  Net increase (decrease)..........................................     (52,719)  $   (629,824)      24,404   $    329,580
                                                                     ==========   ============   ==========   ============

** All Class C shares were redeemed on March 31, 1995.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                        John Hancock Funds - Global Fund

FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the period indicated, investment returns, key ratios and supplemental data are listed as follows:
------------------------------------------------------------------------------------------------------------------------------
                                                                                     YEAR ENDED OCTOBER 31,
                                                                  ------------------------------------------------------------
                                                                    1995         1994          1993         1992         1991
                                                                  -------      --------      -------      -------      -------
CLASS A (a)
PER SHARE OPERATING PERFORMANCE
   Net Asset Value, Beginning of Period........................   $ 14.16      $  14.30      $ 10.55      $ 11.31
                                                                  -------      --------      -------      -------
   Net Investment Loss.........................................     (0.03)(b)     (0.07)(b)    (0.10)(b)    (0.04)(b)
   Net Realized and Unrealized Gain (Loss) on Investments
     and Foreign Currency Transactions.........................     (0.13)         1.24         3.85        (0.72)
                                                                  -------      --------      -------      -------
     Total from Investment Operations..........................     (0.16)         1.17         3.75       (0.76)
                                                                  -------      --------      -------      -------
   Less Distributions:
   Distributions from Net Realized Gain on Investments Sold
     and Foreign Currency Transactions.........................     (1.33)        (1.31)          --           --
                                                                  -------      --------      -------      -------
   Net Asset Value, End of Period..............................   $ 12.67      $  14.16      $ 14.30      $ 10.55
                                                                  =======      ========      =======      =======
   Total Investment Return at Net Asset Value (d)..............    (0.37%)        8.64%       35.55%       (6.72%)

RATIO AND SUPPLEMENTAL DATA
   Net Assets, End of Period (000's omitted)...................   $93,597      $100,973      $90,787      $76,980
   Ratio of Expenses to Average Net Assets.....................     1.87%         1.98%        2.12%        2.47%*
   Ratio of Net Investment Loss to Average Net Assets..........    (0.23%)       (0.54%)      (0.86%)      (0.60%)*
   Portfolio Turnover Rate.....................................       60%           61%         108%         .69%

CLASS B
PER SHARE OPERATING PERFORMANCE
   Net Asset Value, Beginning of Period........................   $ 13.93      $  14.17      $ 10.50      $ 10.92      $  9.94
                                                                  -------      --------      -------      -------      -------
   Net Investment Loss.........................................     (0.11)(b)     (0.15)(b)    (0.15)(b)    (0.12)(b)    (0.01)(b)
   Net Realized and Unrealized Gain (Loss) on Investments
     and Foreign Currency Transactions.........................     (0.13)         1.22         3.82        (0.30)        1.35
                                                                  -------      --------      -------      -------      -------
     Total from Investment Operations..........................     (0.24)         1.07         3.67        (0.42)        1.34
                                                                  -------      --------      -------      -------      -------
   Less Distributions:
   Distributions from Net Realized Gain on Investments Sold
     and Foreign Currency Transactions.........................     (1.33)        (1.31)          --           --        (0.36)
                                                                  -------      --------      -------      -------      -------
   Net Asset Value, End of Period..............................   $ 12.36      $  13.93      $ 14.17      $ 10.50      $ 10.92
                                                                  =======      ========      =======      =======      =======
   Total Investment Return at Net Asset Value (d)..............    (1.01%)        7.97%       34.95%       (3.85%)      14.04%

RATIOS AND SUPPLEMENTAL DATA
   Net Assets, End of Period (000's omitted)...................   $24,570      $ 31,822      $19,340      $11,475      $28,686
   Ratio of Expenses to Average Net Assets.....................     2.57%         2.59%        2.49%        2.68%        2.60%
   Ratio of Net Investment Loss to Average Net Assets..........    (0.89%)       (1.12%)      (1.25%)      (1.03%)      (0.12%)
   Portfolio Turnover Rate.....................................       60%           61%         108%          69%         106%

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                        John Hancock Funds - Global Fund

FINANCIAL HIGHLIGHTS (continued)
--------------------------------------------------------------------------------------------------------------------------------
                                                                                           PERIOD ENDED   YEAR ENDED OCTOBER 31,
                                                                                          MARCH 31, 1995  ----------------------
                                                                                           (UNAUDITED)       1994        1993
                                                                                              ------        ------      ------
CLASS C (c)
PER SHARE OPERATING PERFORMANCE
   Net Asset Value, Beginning of Period.................................................      $14.27        $14.34      $11.75
                                                                                              ------        ------      ------
   Net Investment Loss..................................................................          --            --       (0.02)
   Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
     Transactions.......................................................................       (0.97)         1.24        2.61
                                                                                              ------        ------      ------
     Total from Investment Operations...................................................       (0.97)         1.24        2.59
                                                                                              ------        ------      ------
   Less Distributions:

   Distributions from Net Realized Gain on Investments Sold and Foreign Currency
     Transactions.......................................................................       (1.33)        (1.31)         --
                                                                                              ------        ------      ------
   Net Asset Value, End of Period.......................................................      $11.97        $14.27      $14.34
                                                                                              ======        ======      ======
   Total Investment Return at Net Asset Value (d).......................................      (6.70%)        9.15%      22.04%

RATIOS AND SUPPLEMENTAL DATA
   Net Assets, End of Period (000's omitted)............................................      $  795        $  752      $  406
   Ratio of Expenses to Average Net Assets..............................................       1.37%*        1.42%       1.43%*
   Ratio of Net Investment Income (Loss) to Average Net Assets..........................       0.06%*        0.03%     ( 0.35%)*
   Portfolio Turnover Rate..............................................................         60%(e)        61%        108%

  * On an annualized basis.
(a) Class A shares commenced operations on January 3, 1992.
(b) On average month end shares outstanding.
(c) Class C shares commenced operations on May 7, 1993. Net asset value and net assets at the end of the period reflect amounts prior to the redemption of all shares on March 31, 1995.
(d) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.
(e) For the year ended October 31, 1995.

THE FINANCIAL HIGHLIGHTS SUMMARIZES THE IMPACT OF THE FOLLOWING FACTORS ON A SINGLE SHARE FOR THE PERIOD INDICATED: THE NET INVESTMENT INCOME, GAINS (LOSSES), DISTRIBUTIONS AND TOTAL INVESTMENT RETURN OF THE FUND. IT SHOWS HOW THE FUND'S NET ASSET VALUE FOR A SHARE HAS CHANGED SINCE THE END OF THE PREVIOUS PERIOD. ADDITIONALLY, IMPORTANT RELATIONSHIPS BETWEEN SOME ITEMS PRESENTED IN THE FINANCIAL STATEMENTS ARE EXPRESSED IN RATIO FORM.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                        John Hancock Funds - Global Fund

THE SCHEDULE OF INVESTMENTS IS A COMPLETE LIST OF ALL SECURITIES OWNED BY THE GLOBAL FUND ON OCTOBER 31, 1995. IT'S DIVIDED INTO THREE MAIN CATEGORIES: COMMON STOCKS, BONDS AND SHORT-TERM INVESTMENTS. COMMON STOCKS AND BONDS ARE FURTHER BROKEN DOWN BY COUNTRY. SHORT-TERM INVESTMENTS, WHICH REPRESENT THE FUND'S "CASH" POSITION, ARE LISTED LAST.

SCHEDULE OF INVESTMENTS
October 31, 1995
--------------------------------------------------------------------------------
                                                                       MARKET
ISSUER, DESCRIPTION                               NUMBER OF SHARES      VALUE
-------------------                               ----------------      -----
COMMON STOCKS
AUSTRALIA (7.08%)
  Broken Hill Proprietary Co., Ltd.
   (Diversified Operations).....................       131,500      $  1,780,980
  Newcrest Mining Ltd.
   (Gold Mining & Products).....................       250,000*        1,028,336
  News Corp. Ltd. (The) (Publishing)............       345,000         1,739,717
  Renison Goldfields Consolidated Ltd.
   (Metal Processing & Products)................       323,900         1,361,920
  Western Mining Corp. Holdings Ltd.
   (Metal Processing & Products)................       383,750         2,461,285
                                                                    ------------
                                                                       8,372,238
                                                                    ------------
CHILE (1.24%)
  Santa Isabel S.A.,  American Depositary
   Receipts (ADR) (Retail)**....................        64,600*        1,461,575
                                                                    ------------
DENMARK (1.10%)
  Tele Danmark AS (Telecommunications)..........        25,000*        1,303,990
                                                                    ------------
FINLAND (2.46%)

  Metra Oy (Machinery)..........................        34,000*        1,472,832
  Nokia AB (Telecommunications).................        25,000*        1,430,219
                                                                    ------------
                                                                       2,903,051
                                                                    ------------
FRANCE (2.71%)
  LVMH Moet Henessey Louis Vuitton
   (Beverages)..................................         9,250         1,840,504
  Societe Nationale Elf Aquitaine
   (Oil & Gas)..................................        20,000         1,361,935
                                                                    ------------
                                                                       3,202,439
                                                                    ------------
GERMANY (3.38%)
  Bayer AG (Chemicals)..........................         4,000         1,063,939
  Bayerische Motoren Werke AG
   (Automobile/Trucks)..........................         2,400*        1,287,298
  Mannesmann AG
   (Diversified Operations).....................         5,000*        1,645,709
                                                                    ------------
                                                                       3,996,946
                                                                    ------------
HONG KONG (6.05%)
  Cheung Kong (Holdings) Ltd. (Real Estate).....       250,000         1,409,780
  CITIC Pacific Ltd. (Diversified Operations)...       500,000         1,561,752
  HSBC Holdings Ltd. (Banks)....................       100,200         1,457,959
  Swire Pacific Ltd. (Diversified Operations)...       200,000         1,500,317
  Wharf Holdings Ltd.
   (Diversified Operations).....................       360,000*        1,215,257
                                                                    ------------
                                                                       7,145,065
                                                                    ------------
INDONESIA (0.71%)
  PT Tambang Timah, Global Depositary
   Receipts (Metal Process & Products)**........        70,000*          841,750
                                                                    ------------
ITALY (2.35%)
  Banca Commerciale Italiana S.P.A.
   (Banks)......................................       480,000*          935,006
  Olivetti & C. S.P.A. (Computers)**............     1,450,000*        1,082,497
  Telecom Italia S.P.A.
   (Telecommunications).........................       500,000*          759,097
                                                                    ------------
                                                                       2,776,600
                                                                    ------------
JAPAN (11.66%)
  Fanuc Ltd. (Machinery)........................        35,000         1,515,714
  Fujisawa Pharmaceutical Co., Ltd. (Drugs).....       130,000*        1,265,751
  Itochu Corp. (Diversified Operations).........       300,000         1,777,213
  Jusco Co., Ltd (Retail).......................        70,000         1,642,309
  Matsushita Electric Industrial Co., Ltd.
   (Electronics)................................       120,000         1,700,963
  Nippon Television Network Corp.
   (Broadcasting)...............................         3,600*          858,693
  Oki Electric Industry Co., Ltd.

   (Telecommunications)**.......................       110,000*        1,018,329
  Sanwa Bank Ltd. (Banks).......................        60,000*        1,020,578
  Sony Corp. (Electronics)......................        32,000         1,438,975
  TDK Corp. (Electronics).......................        30,000*        1,545,530
                                                                    ------------
                                                                      13,784,055
                                                                    ------------
LUXEMBOURG (1.12%)
  Scandinavian Broadcasting System (ADR)
   (Broadcasting)**.............................        55,000         1,320,000
                                                                    ------------
MALAYSIA (1.24%)
  Resorts World Berhad
   (Leisure & Recreation).......................       300,000         1,463,991
                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                        John Hancock Funds - Global Fund

                                                                       MARKET
ISSUER, DESCRIPTION                               NUMBER OF SHARES      VALUE
-------------------                               ----------------      -----
MEXICO (0.47%)
  Telefonos de Mexico S.A. de C.V. (ADR)
   (Telecommunications).........................        20,000      $    550,000
                                                                    ------------
NETHERLANDS (2.74%)
  Gucci Group N.V. (Shoes & Related
   Apparel)**...................................        20,000*          600,000
  Koninklijke P.T.T. Nederland
   (Telecommunications).........................        46,800         1,646,216
  Polygram N.V. ADR (Audio/Video)...............        16,000           992,000
                                                                    ------------
                                                                       3,238,216
                                                                    ------------
NEW ZEALAND (2.47%)
  Carter Holt Harvey Ltd. (Paper)...............       700,000         1,672,718
  Telecom Corporation of New Zealand
   (Telecommunications).........................       300,000         1,245,627
                                                                    ------------
                                                                       2,918,345
                                                                    ------------
NORWAY (1.97%)
  Orkla AS (Diversified Operations).............        45,000*        2,326,963
                                                                    ------------
PAKISTAN (0.18%)
  Crescent Textile Mills (Textile)**............       283,676           213,488
                                                                    ------------
SINGAPORE (2.95%)
  Hongkong Land Holdings Ltd.
   (Real Estate)................................       500,000*          900,000
  Jardine Matheson Holdings Ltd.
   (Diversified Operations).....................       130,000*          793,000
  Keppel Corp.
   (Diversified Operations).....................       218,000         1,789,667
                                                                    ------------
                                                                       3,482,667
                                                                    ------------
SPAIN (1.75%)
  Fomento de Construcciones y Contratas
   SA (Construction)............................         6,000           423,743
  Repsol SA (Oil & Gas).........................        55,000         1,642,497
                                                                    ------------
                                                                       2,066,240
                                                                    ------------
SWEDEN (5.22%)
  Atlas Copco AB (Machinery)....................       127,500         1,929,607
  Hennes & Mauritz AB (Retail)..................        19,500*        1,274,433
  Investor AB (Diversified Operations)..........        37,500*        1,335,534
  Telefonaktiebolaget (LM) Ericsson
   (Telecommunications).........................        77,000         1,634,943
                                                                    ------------
                                                                       6,174,517
                                                                    ------------
SWITZERLAND (1.47%)
  Ciba-Geigy AG (Drugs).........................         2,000         1,731,701
                                                                    ------------
THAILAND (1.88%)
  Bangkok Bank (Banks)..........................       150,000         1,549,771
  Italian-Thai Development Public Co., Ltd.
   (Construction)...............................        60,000*          677,131
                                                                    ------------
                                                                       2,226,902
                                                                    ------------
UNITED KINGDOM (7.33%)
  Carlton Communications PLC
   (Broadcasting)...............................       110,000         1,675,652
  Dixons Group PLC (Retail).....................       300,000*        1,816,601
  Glaxo Wellcome PLC (Drugs)....................       140,000*        1,888,063
  Reed International PLC (Publishing)...........       100,000*        1,520,949
  Thorn EMI PLC (Leisure & Recreation)..........        75,500         1,758,285
                                                                    ------------
                                                                       8,659,550
                                                                    ------------
UNITED STATES (27.41%)
  Adaptec, Inc. (Computers)**...................        25,000         1,112,500
  America Online, Inc. (Computers)**............        22,000*        1,760,000
  Bell Sports Corp. (Leisure & Recreation)**....        47,000           440,625
  BMC Software, Inc. (Computers)**..............        25,000*          890,625
  Capital Cities/ABC, Inc. (Broadcasting).......        10,000*        1,186,250
  cisco Systems, Inc. (Computers)**.............        24,000         1,860,000
  Cobra Golf, Inc. (Leisure & Recreation)**.....        15,000           390,000
  Coca-Cola Co. (The) (Beverages)...............        40,000         2,875,000
  CUC International Inc. (Retail)**.............        50,625         1,752,891
  Disney (Walt) Co. (The)
   (Leisure & Recreation).......................        21,600         1,244,700
  Home Depot, Inc. (The) (Retail)...............        35,000         1,303,750
  Intel Corp. (Electronics).....................        15,000*        1,048,125
  Intuit, Inc. (Computers)**....................        10,000*          720,000
  Johnson & Johnson (Drugs).....................        30,000         2,445,000
  Micron Technology, Inc. (Electronics).........        12,500*          882,812
  Nabisco Holdings Corp. (Class A) (Food).......        25,000*          671,875
  New World Communications Group, Inc.
   (Broadcasting)**.............................        12,500*          206,250
  Nine West Group, Inc. (Shoes &
   Related Apparel)**...........................        30,000*        1,335,000
  Softkey International, Inc. (Computers)**.....        20,000*          630,000
  Tommy Hilfiger Corp. (Retail)**...............        39,400         1,502,125
  Triton Energy Corp. (Oil & Gas)**.............        15,000*          699,375
  U.S. Order, Inc. (Telecommunications)**.......        50,000*          750,000
  UUNET Technologies, Inc. (Computers)**........        20,000*        1,215,000
  Viacom, Inc. (Class B) (Broadcasting)**.......        30,307         1,515,350
  Viking Office Products, Inc. (Office
   Equipment & Supplies)**......................        23,000         1,023,500
  Wal-Mart Stores, Inc. (Retail)................        38,000           821,750
  WorldCom, Inc. (Telecommunications)**.........        64,766*        2,112,991
                                                                    ------------
                                                                      32,395,494
                                                                    ------------
                             TOTAL COMMON STOCKS
                              (Cost $94,227,986)       (96.94%)      114,555,783
                                                        ------      ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                        John Hancock Funds - Global Fund

                                        INTEREST      PAR VALUE        MARKET
ISSUER, DESCRIPTION                       RATE     (000'S OMITTED)      VALUE
-------------------                       ----     ---------------      -----
BONDS
PERU (0.33%)
  Tele 2000 S.A. (Telecommunications)
   Conv. Note 04-14-97................   9.750%        $  450       $    387,000
                                                                    ------------
                           TOTAL BONDS
                       (Cost $450,000)                 (0.33%)           387,000
                                                        -----       ------------

SHORT-TERM INVESTMENTS
JOINT REPURCHASE AGREEMENT (1.05%)
  Investment in a joint repurchase
   agreement transaction with SBC
   Capital Markets Inc. -
   Dated 10-31-95,
   Due 11-01-95 (secured by
   U.S. Treasury Bond, 8.75%
   Due 05-15-17, and by
   U.S. Treasury Note, 5.75%
   Due 09-30-97) Note A...............   5.890          1,243          1,243,000
                                                                    ------------
          TOTAL SHORT-TERM INVESTMENTS                 (1.05%)         1,243,000
                                                       ------       ------------
                     TOTAL INVESTMENTS                (98.32%)      $116,185,783
                                                       ======       ============

 * Securities, other than short-term investments, newly added to the portfolio during the year ended October 31, 1995.
** Non-income producing security.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                        John Hancock Funds - Global Fund

INDUSTRY DIVERSIFICATION (UNAUDITED)
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
THE FUND PRIMARILY INVESTS IN SECURITIES ISSUED BY COMPANIES OF OTHER COUNTRIES. THE PERFORMANCE OF THE FUND IS CLOSELY TIED TO THE ECONOMIC CONDITIONS WITHIN THE COUNTRIES IT INVESTS. THE CONCENTRATION OF INVESTMENTS BY COUNTRY FOR INDIVIDUAL SECURITIES HELD BY THE FUND IS SHOWN IN THE SCHEDULE OF INVESTMENTS. IN ADDITION, THE CONCENTRATION OF INVESTMENTS CAN BE AGGREGATED BY VARIOUS INDUSTRY GROUPS. THE TABLE BELOW SHOWS THE PERCENTAGES OF THE FUND'S INVESTMENTS AT OCTOBER 31, 1995 ASSIGNED TO THE VARIOUS INVESTMENT CATEGORIES.

                                                               MARKET VALUE OF SECURITIES AS A
INVESTMENT CATEGORIES                                             % OF FUNDS NET ASSETS
Audio/Video ................................................               0.84%
Automobile/Trucks ..........................................               1.09
Banks ......................................................               4.20
Beverages ..................................................               3.99
Broadcasting ...............................................               5.72
Chemicals ..................................................               0.90
Computers ..................................................               7.85
Construction ...............................................               0.93
Diversified Operations .....................................              13.31
Drugs ......................................................               6.20
Electronics ................................................               5.60
Food .......................................................               0.57
Gold Mining & Products .....................................               0.87
Leisure & Recreation .......................................               4.48
Machinery ..................................................               4.16
Metal Processing & Products ................................               3.95
Office Equipment & Supplies ................................               0.87
Oil & Gas ..................................................               3.13
Paper ......................................................               1.42
Publishing .................................................               2.76
Real Estate ................................................               1.95
Retail .....................................................               9.80
Shoes & Related Apparel ....................................               1.64
Telecommunications .........................................               9.81
Textile ....................................................               0.18
Utilities ..................................................               1.05
Short-Term Investments .....................................               1.05
                                                                          -----
                                           TOTAL INVESTMENTS              98.32%
                                                                          =====

                       SEE NOTES TO FINANCIAL STATEMENTS.

                          NOTES TO FINANCIAL STATEMENTS

                        John Hancock Funds - Global Fund

NOTE A --
ACCOUNTING POLICIES

Freedom Investment Trust II (the "Trust") is an open-end management investment company, registered under the Investment Company Act of 1940. The Trust consists of five series portfolios: John Hancock Global Fund (the "Fund"), John Hancock Special Opportunities Fund, John Hancock Global Income Fund, John Hancock Short-Term Strategic Income Fund and John Hancock International Fund. Prior to January 1, 1995, the Fund was known as John Hancock Freedom Global Fund, John Hancock Global Income Fund was known as John Hancock Freedom Global Income Fund and John Hancock International Fund was known as John Hancock Freedom International Fund.

     The Trustees have authorized the issuance of two classes of shares of the Fund, designated as Class A and Class B shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemption, dividends, and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission. Shareholders of a class which bears distribution/service expenses under the terms of a distribution plan, have exclusive voting rights regarding such distribution plan. Class C shares were outstanding during the period from November 1, 1994 through March 31, 1995. The Trustees abolished Class C shares as of May 1, 1995. Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt instruments maturing within 60 days are valued at amortized cost which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign Currency Translation" below.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly-owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes and are accrued, as applicable.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, net currency exchange gains and losses from sales of foreign debt securities must be treated as ordinary income even though such items are gains and losses for accounting purposes.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes which are accrued as applicable.

     The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class as explained previously.

                          NOTES TO FINANCIAL STATEMENTS

                        John Hancock Funds - Global Fund

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Funds.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution/service fees if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

FOREIGN CURRENCY TRANSLATION All assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 p.m., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions.

     The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

     Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Fund may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked-to-market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Fund's daily net assets. The Fund records realized gains and losses at the time the forward foreign currency contract is closed out or offset by a matching contract. Risks may arise upon entering these contracts from potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

     These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The Fund may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk other than that offset by the currency amount of the underlying transaction.

     At October 31, 1995, there were no open forward foreign currency exchange contracts.

NOTE B --
MANAGEMENT FEE, AND
TRANSACTIONS WITH AFFILIATES AND OTHERS

The Adviser is solely responsible for advising the Fund with respect to investments in the United States and Canada. The Fund and the Adviser also have a sub-investment management contract with John Hancock Advisers International Limited (the "Sub-Adviser"), a wholly-owned subsidiary of the Adviser, under which the Sub-Adviser, subject to the review of the Trustees and overall supervision of the Adviser, provides the Fund with investment management services andadvice with respect to the portion of the Fund's assets invested in countries other than the United States and Canada.

     Under the present investment management contract, the Fund pays a monthly management fee to the Adviser, for a continuous investment program equivalent, on an annual basis, to the sum of: (a) 1.00% of the first $100,000,000 of the Fund's average daily net asset value, (b)

                          NOTES TO FINANCIAL STATEMENTS

                        John Hancock Funds - Global Fund

0.80% of the next $200,000,000, (c) 0.75% of the next $200,000,000 and (d)
0.625% of the Fund's average daily net asset value in excess of $500,000,000. The Adviser pays the Sub-Adviser a fee equivalent, on an annual basis to the sum of (a) 0.70% of the first $200,000,000 of the Fund's average daily net asset value and (b) 0.6375% of the Fund's average daily net asset value in excess of $200,000,000. The Fund is not responsible for the payment of the Sub-Adviser's fee.

     In the event normal operating expenses of the Fund, exclusive of certain expenses prescribed by state law, are in excess of the most restrictive state limit where the Fund is registered to sell shares of beneficial interest, the fee payable to the Adviser will be reduced to the extent of such excess, and the Adviser will make additional arrangements necessary to eliminate any remaining excess expenses. The current limits are 2.5% of the first $30,000,000 of the Fund's average daily net asset value, 2.0% of the next $70,000,000 and 1.5% of the remaining average daily net asset value.

     John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser, and Freedom Distributors Corporation ("FDC") act as Co-Distributors for shares of the Fund. Prior to January 1, 1995 JH Funds was known as John Hancock Broker Distribution Services, Inc. For the period ended October 31, 1995, net sales charges received with regard to sales of Class A shares amounted to $132,895. Out of this amount, $19,426 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $31,246 was paid as sales commissions to unrelated broker-dealers and $82,223 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), Tucker Anthony, Incorporated ("Tucker Anthony") and Sutro & Co., ("Sutro"), all of which are broker dealers. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company, is the indirect sole shareholder of Distributors and John Hancock Freedom Securities Corporation and its subsidiaries which include FDC, Tucker Anthony and Sutro.

     Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended October 31, 1995, contingent deferred sales charges paid to JH Funds amounted to $61,845.

     In addition, to reimburse the Co-Distributors for the services they provide as distributors of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A and Class B pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to the Co-Distributors for distribution and service expenses, at an annual rate not exceed 0.30% of Class A average daily net assets and 1.00% of Class B average daily net assets to reimburse the Co-Distributors for their distribution/service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances. In order to comply with this rule, the 12b-1 fee was decreased on Class B shares to 0.95% effective August 1, 1995.

     The Fund has a transfer agent agreement with John Hancock Investor Services Corporation ("Investor Services"), a wholly-owned subsidiary of The Berkeley Financial Group. Prior to January 1, 1995, Investor Services was known as John Hancock Fund Services, Inc.

     Prior to January 1, 1995, the Fund paid Investor Services a monthly transfer agent fee equivalent, on an annual basis, to 0.36% and 0.30% of the average daily net asset value of Class A and Class B shares of the Fund, respectively, plus out-of-pocket expenses incurred by Fund Services on behalf of the Fund. For the period November 1, 1994 and through March 31, 1995, Class C shares paid a monthly transfer agent fee equivalent, on an annual basis, to 0.10% of the average daily net asset value of Class C shares plus out-of-pocket expenses incurred by Fund Services. All Class C shares were redeemed on March 31, 1995. For the period January 1, 1995 and through September 30, 1995 Class A and Class B shares paid transfer agent fees based on the number of shareholder accounts and certain out-of-pocket

                          NOTES TO FINANCIAL STATEMENTS

                        John Hancock Funds - Global Fund

expenses. For the eleven months ended September 30, 1995 the transfer agent expense, calculated as a class specific expense was $315,372 for Class A and $90,903 for Class B, respectively. Effective October 1, 1995 transfer agent expense is being treated as a fund expense based on the number of shareholder accounts in the Fund and certain out-of-pocket expenses.

     Edward J. Boudreau, Jr. is a director and officer of the Adviser and its affiliates as well as a Trustee of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. Effective with the fees paid for 1995, the unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund will make investments into other John Hancock Funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability will be recorded on the Fund's books as an other asset. The deferred compensation liability and the investment to cover the liability will be marked to market on a periodic basis to reflect income earned by the investment.

NOTE C --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than short-term securities, during the period ended October 31, 1995 aggregated $72,187,511 and $85,985,846, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the period ended October 31, 1995.

     The cost of investments owned at October 31, 1995 (including the joint repurchase agreement) for Federal income tax purposes was $95,920,986. Gross unrealized appreciation and depreciation of investments aggregated $25,830,467 and $5,565,670, respectively, resulting in net unrealized appreciation of $20,264,797.

NOTE D --
RECLASSIFICATION OF ACCOUNTS

During the year ended October 31, 1995, the Fund reclassified amounts to reflect a decrease in accumulated net investment loss of $455,315, an increase in accumulated net realized gain on investments of $470,656 and a decrease in capital paid-in of $925,971. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of October 31, 1995. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to the treatment of net operating losses in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principle.

                        John Hancock Funds - Global Fund

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders of John Hancock Global Fund and the Trustees of Freedom Investment Trust II

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Global Fund (the "Fund") (formerly known as John Hancock Freedom Global Fund) (a portfolio of Freedom Investment Trust II) at October 31, 1995, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1995 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


Price Waterhouse LLP
Boston, Massachusetts
December 18, 1995


TAX INFORMATION NOTICE (UNAUDITED)

For Federal income tax purposes, the following information is furnished with respect to the distributions of the Fund during the fiscal year ended October 31, 1995.

     The Fund designated distributions to shareholders of $9,813,715 as a long-term capital gain dividend. These amounts were reported 1994 U.S. Treasury Department Form 1099-DIV in January 1995 representing their proportionate share. It is anticipated that there will be a distribution from net realized gains from sales of securities to shareholders of record on December 22, 1995, and payable on December 29, 1995. Shareholders will receive a 1995 U.S. Treasury Department Form 1099-DIV in January 1996 representing their proportionate share.

     None of the distributions qualify for the dividends received deduction available to corporations.

                              FINANCIAL STATEMENTS

                     John Hancock Funds - Global Income Fund

THE STATEMENT OF ASSETS AND LIABILITIES IS THE FUND'S BALANCE SHEET AND SHOWS THE VALUE OF WHAT THE FUND OWNS, IS DUE AND OWES ON OCTOBER 31, 1995. YOU'LL ALSO FIND THE NET ASSET VALUE AND THE MAXIMUM OFFERING PRICE PER SHARE AS OF THAT DATE.

STATEMENT OF ASSETS AND LIABILITIES
October 31, 1995
-------------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments at value - Note C:
   Bonds (cost - $94,928,370)........................................................................  $ 97,871,238
   Options (premium paid - $100,400).................................................................        61,440
   Joint repurchase agreement (cost - $1,781,000)....................................................     1,781,000
                                                                                                       ------------
                                                                                                         99,713,678
  Cash...............................................................................................         1,255
  Interest receivable................................................................................     2,008,394
  Foreign tax receivable.............................................................................        80,926
  Other assets.......................................................................................         5,547
                                                                                                       ------------
                    Total Assets.....................................................................   101,809,800
                    ===============================================================================================
LIABILITIES:
  Payable for closed forward foreign currency exchange contracts - Note A............................       553,791
  Dividend payable...................................................................................        14,582
  Payable for shares repurchased.....................................................................        37,393
  Payable for open forward foreign currency exchange contracts - Note A..............................        61,906
  Payable to John Hancock Advisers, Inc. and affiliates - Note B.....................................        91,481
  Accounts payable and accrued expenses..............................................................       116,245
                                                                                                       ------------
                    Total Liabilities................................................................       875,398
                    ===============================================================================================
NET ASSETS:
  Capital paid-in....................................................................................   105,805,124
  Accumulated net realized loss on investments, options, foreign currency transactions
  and financial futures contracts.................................................................... (   6,383,189)
  Net unrealized appreciation of investments, options and foreign currency transactions..............     2,859,361
  Distributions in excess of net investment income................................................... (   1,346,894)
                                                                                                       ------------
                    Net Assets.......................................................................  $100,934,402
                    ===============================================================================================

NET ASSET VALUE PER SHARE:
  (Based on net asset values and shares of beneficial interest outstanding - unlimited number of shares authorized with no par value, respectively)
  Class A - $35,334,449/3,797,761....................................................................  $       9.30
  =================================================================================================================
  Class B - $65,599,953/7,050,732....................................................................  $       9.30
  =================================================================================================================
MAXIMUM OFFERING PRICE PER SHARE *
  Class A - ($9.30 x 104.71%)........................................................................  $       9.74
  =================================================================================================================

* On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.


                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                     John Hancock Funds - Global Income Fund

THE STATEMENT OF OPERATIONS SUMMARIZES THE FUND'S INVESTMENT INCOME EARNED AND EXPENSES INCURRED IN OPERATING THE FUND. IT ALSO SHOWS NET GAINS (LOSSES) FOR THE PERIOD STATED.

STATEMENT OF OPERATIONS
Year ended October 31, 1995
-------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest (net of foreign withholding taxes of $50,188).............................................   $ 9,125,784
                                                                                                        -----------

  Expenses:
   Distribution/service fee - Note B
     Class A.........................................................................................        58,434
     Class B.........................................................................................       917,508
   Investment management fee - Note B................................................................       840,527
   Transfer agent fee - Note B.......................................................................       243,567
   Auditing fee......................................................................................        73,000
   Custodian fee.....................................................................................        70,711
   Trustees' fees....................................................................................        26,685
   Registration and filing fees......................................................................        26,452
   Printing..........................................................................................        25,876
   Miscellaneous.....................................................................................         9,211
                                                                                                        -----------
                    Total Expenses...................................................................     2,291,971
                    -----------------------------------------------------------------------------------------------
                    Net Investment Income............................................................     6,833,813
                    -----------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY TRANSACTIONS
 AND FINANCIAL FUTURES CONTRACTS
  Net realized gain on investments sold..............................................................       394,294
  Net realized loss on foreign currency transactions.................................................  (  2,502,803)
  Net realized loss on financial futures contracts...................................................       (98,550)
  Change in net unrealized appreciation/depreciation of investments..................................     8,452,758
  Change in net unrealized appreciation/depreciation of foreign currency transactions................  (    368,758)
  Change in net unrealized appreciation/depreciation of financial futures contracts..................  (    211,785)
                                                                                                        -----------
                    Net Realized and Unrealized Gain on Investments, Foreign Currency
                     Transactions and Financial Futures Contracts....................................     5,665,156
                    -----------------------------------------------------------------------------------------------
                    Net Increase in Net Assets Resulting from Operations.............................   $12,498,969
                    ===============================================================================================


                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                     John Hancock Funds - Global Income Fund

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------------------------------------------
                                                                                             YEAR ENDED OCTOBER 31,
                                                                                         -----------------------------
                                                                                             1995             1994
                                                                                         ------------    -------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income................................................................  $  6,833,813     $ 10,542,529
  Net realized loss on investments sold, foreign currency
   transactions and financial futures contracts ....................................... (   2,207,059)   (   8,918,471)
  Change in net unrealized appreciation/depreciation of
   investments, foreign currency transactions and financial futures contracts..........     7,872,215    (   6,180,526)
                                                                                         ------------     ------------
   Net Increase (Decrease)in Net Assets Resulting from Operations......................    12,498,969    (   4,556,468)
                                                                                         ------------     ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Dividends from net investment income
   Class A - ($0.5914 and $0.1140 per share, respectively)............................. (   1,232,555)   (     133,439)
   Class B - ($0.5322 and $0.0605 per share, respectively)............................. (   5,493,085)   (   1,025,278)
  Distributions from capital paid-in
   Class A - ($0.0095 and $0.5200 per share, respectively)............................. (      19,824)   (     607,771)
   Class B - ($0.0086 and $0.5200 per share, respectively)............................. (      88,349)   (   8,776,041)
                                                                                         ------------     ------------
     Total Distributions to Shareholders............................................... (   6,833,813)   (  10,542,529)
                                                                                         ------------     ------------

FROM FUND SHARE TRANSACTIONS--NET*.................................................... (  28,335,863)   (  71,343,632)
                                                                                         ------------     ------------

NET ASSETS:
  Beginning of period..................................................................   123,605,109      210,047,738
                                                                                         ------------     ------------
  End of period (including distributions in excess of net investment income of ($1,346,894) and undistributed net investment income of
   $506,675, respectively) ............................................................  $100,934,402     $123,605,109

                                                                                         ============     ============
* ANALYSIS OF FUND SHARE TRANSACTIONS:

                                                                                            YEAR ENDED OCTOBER 31,
                                                                         ---------------------------------------------------------
                                                                                   1995                           1994
                                                                         -------------------------     ---------------------------
                                                                           SHARES        AMOUNT           SHARES         AMOUNT
                                                                         ----------    -----------     ------------   ------------
CLASS A
  Shares sold.........................................................    3,261,257   $29,997,448          224,553    $ 2,054,490
  Shares issued to shareholders in reinvestment of distributions......       82,340       752,217           48,398        440,545
                                                                         ----------   -----------       ----------    ------------
                                                                          3,343,597    30,749,665          272,951      2,495,035
  Less shares repurchased.............................................   (  556,804) (  5,095,717)      (  600,757)  (  5,483,405)
                                                                         ----------   -----------       ----------   ------------
  Net increase (decrease).............................................    2,786,793   $25,653,948       (  327,806)  ($ 2,988,370)
                                                                         ==========   ===========       ==========   ============

CLASS B
  Shares sold.........................................................      304,724   $ 2,763,541          912,315    $ 8,546,729
  Shares issued to shareholders in reinvestment of distributions......      306,687     2,775,841          520,773      4,747,762
                                                                         ----------   -----------       ----------   ------------
                                                                            611,411     5,539,382        1,433,088     13,294,491
  Less shares repurchased.............................................   (6,520,105) ( 59,529,193)      (8,973,138)  ( 81,649,753)
                                                                         ----------   -----------       ----------   ------------
  Net decrease........................................................   (5,908,694) ($53,989,811)      (7,540,050)  ($68,355,262)
                                                                         ==========   ===========       ==========   ============


                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                     John Hancock Funds - Global Income Fund

FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the period indicated, investment returns, key ratios and supplemental data are listed as follows:
----------------------------------------------------------------------------------------------------------------------------------
                                                                                          YEAR ENDED OCTOBER 31,
                                                                       -----------------------------------------------------------
                                                                         1995       1994         1993       1992(a)       1991
                                                                       -------    ---------    ---------   ---------     -------
CLASS A
  PER SHARE OPERATING PERFORMANCE
   Net Asset Value, Beginning of Period .............................   $ 8.85     $   9.62     $   9.76    $  10.57
                                                                       -------    ---------    ---------   ---------
   Net Investment Income ............................................     0.57**       0.64**       0.76        0.64
   Net Realized and Unrealized Gain (Loss) on Investments, Options,
     Financial Futures Contracts and Foreign Currency Transactions ..     0.48    (    0.78)   (    0.10)  (    0.74)
                                                                       -------    ---------    ---------   ---------
      Total from Investment Operations ..............................     1.05    (    0.14)        0.66   (    0.10)
                                                                       -------    ---------    ---------   ---------
   Less Distributions:

   Dividends from Net Investment Income .............................  (  0.59)   (    0.11)   (    0.38)  (    0.71)
   Distributions in Excess of Net Investment Income .................       --           --    (    0.04)         --
   Distributions from Capital Paid-In ...............................  (  0.01)   (    0.52)   (    0.38)         --
                                                                       -------    ---------    ---------   ---------
      Total Distributions ...........................................  (  0.60)   (    0.63)   (    0.80)  (    0.71)
                                                                       -------    ---------    ---------   ---------
   Net Asset Value, End of Period ...................................   $ 9.30     $   8.85     $   9.62    $   9.76
                                                                       =======    =========    =========   =========
   Total Investment Return at Net Asset Value (b) ...................    12.25%   (    1.30%)       7.14%  (    0.88%)*
  RATIOS AND SUPPLEMENTAL DATA
   Net Assets, End of Period (000's omitted) ........................  $35,334     $  8,949     $ 12,882    $ 12,880
   Ratio of Expenses to Average Net Assets ..........................     1.48%        1.59%        1.46%       1.41%*
   Ratio of Net Investment Income to Average Net Assets .............     6.43%        7.00%        7.89%       7.64%*
   Portfolio Turnover Rate ..........................................      263%         174%         363%        476%
CLASS B
  PER SHARE OPERATING PERFORMANCE
   Net Asset Value, Beginning of Period..............................   $ 8.85     $   9.62     $   9.74    $  10.44      $  10.38
                                                                       -------    ---------    ---------   ---------      --------
   Net Investment Income.............................................     0.55**       0.59**       0.72        0.78          0.90
   Net Realized and Unrealized Gain (Loss) on Investments, Options,
     Financial Futures Contracts and Foreign Currency Transactions...     0.44    (    0.78)   (    0.09)  (    0.59)         0.13
                                                                       -------    ---------    ---------   ---------      --------
      Total from Investment Operations...............................     0.99    (    0.19)        0.63        0.19          1.03
                                                                       -------    ---------    ---------   ---------      --------
   Less Distributions:

   Dividends from Net Investment Income..............................  (  0.53)   (    0.06)   (    0.33)  (    0.89)     (   0.73)
   Distributions from Net Realized Gain on Investments...............       --           --           --          --      (   0.24)
   Distributions in Excess of Net Investment Income..................       --           --    (    0.04)         --            --
   Distributions from Capital Paid-In................................  (  0.01)   (    0.52)   (    0.38)         --            --
                                                                       -------    ---------    ---------   ---------       -------
      Total Distributions............................................  (  0.54)   (    0.58)   (    0.75)  (    0.89)      (  0.97)
                                                                       -------    ---------    ---------   ---------       -------
   Net Asset Value, End of Period....................................   $ 9.30     $   8.85     $   9.62    $   9.74        $10.44
                                                                       =======    =========    =========   =========       =======
   Total Investment Return at Net Asset Value (b)....................    11.51%       (1.88)%       6.77%       1.72%        10.44%
  RATIOS AND SUPPLEMENTAL DATA
   Net Assets, End of Period (000's omitted).........................   $65,600    $114,656     $197,166    $199,102      $192,687
   Ratio of Expenses to Average Net Assets...........................     2.16%        2.17%        1.91%       1.91%         1.90%
   Ratio of Net Investment Income to Average Net Assets..............     6.03%        6.41%        7.45%       7.59%         8.74%
   Portfolio Turnover Rate...........................................      263%         174%         363%        476%          159%
   * On an annualized basis.

 **  On average month end shares outstanding.
 (a) Class A shares commenced operations on January 3, 1992.
 (b) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.



                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                     John Hancock Funds - Global Income Fund


The Schedule of Investments is a complete list of all securities owned by the Global Income Fund on October 31, 1995. It's divided into three main categories: bonds, options and short-term investments. The bonds are further broken down by currency denomination.

SCHEDULE OF INVESTMENTS
October 31, 1995
--------------------------------------------------------------------------------------------------------------------------
                                                                                                  PAR VALUE
                                                                                       INTEREST    (000'S        MARKET
ISSUER                                                                                   RATE     OMITTED)#      VALUE
------                                                                                 --------   ---------      ------
BONDS
Australia (4.15%)
  Government of Australia, 02-15-06...............................................      10.000%      5,110*    $ 4,192,832
                                                                                                               -----------
Canada (2.71%)
  Government of Canada, 04-01-02..................................................       8.500       3,450*      2,731,531
                                                                                                               -----------
Denmark (2.67%)
  Kingdom of Denmark, 12-15-04....................................................       7.000      15,500*      2,694,196
                                                                                                               -----------
France (7.73%)
  Government of France, 04-25-05..................................................       7.500      37,572*      7,803,682
                                                                                                               -----------
Germany (11.90%)
  Federal Republic of Germany, 07-22-02...........................................       8.000      11,500       8,998,934
  Federal Republic of Germany, 01-03-05...........................................       7.375       4,000*      3,008,671
                                                                                                               -----------
                                                                                                                12,007,605
                                                                                                               -----------
Italy (3.83%)
  Republic of Italy, 12-01-99.....................................................       9.500    6,500,000*     3,861,071
                                                                                                               -----------
Spain (3.59%)
  Government of Spain, 03-25-00...................................................      12.250     418,290*      3,624,575
                                                                                                               -----------
Sweden (2.04%)
  Kingdom of Sweden, 04-20-09.....................................................       9.000      14,000*      2,057,645
                                                                                                               -----------
United Kingdom (6.21%)
  United Kingdom Treasury Bonds, 09-25-09.........................................       8.000       4,000*      6,271,740
                                                                                                               -----------
United States (52.14%)
  Government National Mortgage Association
   30 Yr SF Pass Thru Ctf, 11-15-23...............................................       6.500       2,074*      2,016,732
   30 Yr SF Pass Thru Ctf, 12-15-23...............................................       6.500       3,751*      3,647,611
  Norsk Hydro, 04-15-12...........................................................       9.000       6,000       7,089,132
  United States Treasury Bonds, 08-15-25..........................................       6.875       9,390*     10,078,099
  United States Treasury Notes, 08-15-05##........................................       6.500      28,770*     29,794,787
                                                                                                               -----------
                                                                                                                52,626,361
                                                                                                               -----------
                                                                       TOTAL BONDS
                                                                (Cost $94,928,370)                  (96.97)%    97,871,238
                                                                                                    ======     ===========


                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                     John Hancock Funds - Global Income Fund

----------------------------------------------------------------------------------------------------------------------
                                                                              EXPIRATION
CURRENCY                                                    CURRENCY          DATE/STRIKE                       MARKET
PURCHASED                                                     SOLD               PRICE                          VALUE
---------                                                   --------          -----------                       ------

OPTIONS
  CAD 16,640,000.....................................   USD 12,800,000     February 96/1.30                   $  61,440
                                                                                                              ---------
                                                                              TOTAL OPTIONS
                                                                    (Premium paid $100,400)        (0.06)%       61,440
                                                                                                 ---------    ---------



                                                                                                 PAR VALUE
                                                                                       INTEREST   (000'S
                                                                                         RATE    OMITTED)#
                                                                                       --------  ---------

SHORT-TERM INVESTMENTS
JOINT REPURCHASE AGREEMENT (1.76%)
  Investment in a joint repurchase agreement
   transaction with SBC Capital Markets -
   Dated 10-31-95, Due 11-01-95 (secured by
   U.S. Treasury Bond, 8.750% Due 05-15-17, and
   by U.S. Treasury Note, 5.75% Due 09-30-97)
   Note A.........................................................................       5.89%     1,781      1,781,000
                                                                                                            -----------
                                                      TOTAL SHORT-TERM INVESTMENTS               (  1.76)%    1,781,000
                                                                                                 ---------  -----------
                                                      TOTAL INVESTMENTS                          ( 98.79)%  $99,713,678
                                                                                                 =========  ===========

 * Securities other than short-term investments, newly added to the portfolio during the year ended October 31, 1995.

 # Par value of foreign bonds are expressed in local currency.

## A portion of this security is segregated as collateral for an open forward currency contract.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

CAD Canadian Dollar

USD US Dollar


                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                     John Hancock Funds - Global Income Fund

PORTFOLIO CONCENTRATION (UNAUDITED)
--------------------------------------------------------------------------------

THE FUND PRIMARILY INVESTS IN BONDS ISSUED BY COMPANIES AND GOVERNMENTS OF OTHER COUNTRIES. THE PERFORMANCE OF THE FUND IS CLOSELY TIED TO THE ECONOMIC CONDITIONS WITHIN THE COUNTRIES IN WHICH IT INVESTS. THE CONCENTRATION OF INVESTMENT BY COUNTRY OF DENOMINATION FOR INDIVIDUAL SECURITIES HELD BY THE FUND IS SHOWN IN THE SCHEDULE OF INVESTMENTS. IN ADDITION, THE CONCENTRATION OF INVESTMENTS CAN BE AGGREGATED BY VARIOUS INVESTMENT CATEGORIES. THE TABLE BELOW SHOWS THE PERCENTAGES OF THE FUND'S INVESTMENTS AT OCTOBER 31, 1995 ASSIGNED TO THE VARIOUS INVESTMENT CATEGORIES.

                                                               MARKET VALUE OF SECURITIES
  INVESTMENT CATEGORIES                                           AS A % OF NET ASSETS
  ---------------------                                        --------------------------
  Governmental - Foreign....................................            44.83%
  Governmental - United States..............................            45.12
  Utilities.................................................             7.02
  Options...................................................             0.06
  Short-term investments....................................             1.76
                                                                        -----
                                           TOTAL INVESTMENTS            98.79%
                                                                        =====


                       SEE NOTES TO FINANCIAL STATEMENTS.

                          NOTES TO FINANCIAL STATEMENTS

                     John Hancock Funds - Global Income Fund

NOTE A --
ACCOUNTING POLICIES

Freedom Investment Trust II (the "Trust") is an open-end management investment company, registered under the Investment Company Act of 1940. The Trust consists of five series portfolios: John Hancock Global Income Fund (the "Fund"), John Hancock Global Fund, John Hancock International Fund, John Hancock Short-Term Strategic Income Fund and John Hancock Special Opportunities Fund. Prior to January 1, 1995, the Fund was known as John Hancock Freedom Global Income Fund, John Hancock Global Fund was known as John Hancock Freedom Global Fund and John Hancock International Fund was known as John Hancock Freedom International Fund.

   The Trustees have authorized the issuance of two classes of shares of the Fund, designated as Class A and Class B shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends, and liquidation, except that certain expenses subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission. Shareholders of a class which bears distribution/service expenses under terms of a distribution plan, have exclusive voting rights to such distribution plan. Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign Currency Translation" below. The Fund may invest in indexed securities whose value is linked either directly or inversely to changes in foreign currencies, interest rates, commodities, indices or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly-owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity.

   Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, net currency exchange gains and losses from sales of foreign debt securities must be treated as ordinary income even though such items are gains and losses for accounting purposes. The Fund has $3,413,372 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. If such carryforward is used by the Fund, no capital gains distribution will be made. The carryforward expires October 31, 2002.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes which are accrued as applicable.

   The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principals.

                          NOTES TO FINANCIAL STATEMENTS

                     John Hancock Funds - Global Income Fund

Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class as explained previously.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Funds.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are calculated at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution/service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

FOREIGN CURRENCY TRANSLATION All assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 p.m., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions.

   The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Fund may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked-to-market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Fund's daily net assets. The Fund records realized gains and losses at the time the forward foreign currency contract is closed out or offset by a matching contract. Risks may arise upon entering these contracts from potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

   These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The Fund may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk other than that offset by the currency amount of the underlying transaction.

   Open foreign currency forward buy contracts at October 31, 1995 were as follows:

                    PRINCIPAL AMOUNT        EXPIRATION       UNREALIZED
CURRENCY           COVERED BY CONTRACT         DATE         DEPRECIATION
--------           -------------------      ----------      ------------
Japanese Yen            739,687,500           NOV 95         $(61,906)
                                                             ========


FINANCIAL FUTURES CONTRACTS The Fund may buy and sell financial futures contracts for speculative purposes and/or to hedge against the effects of fluctuations in interest rates, currency exchange rates and other market conditions. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin", equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the

                          NOTES TO FINANCIAL STATEMENTS

                     John Hancock Funds - Global Income Fund


official settlement price on the board of trade or U.S. commodities exchange. Subsequent payments, known as "variation margin", to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market", will be recorded by the Fund as unrealized gains or losses.

   When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuation imposed by an exchange.

   For federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures contracts.

   At October 31, 1995, there were no open positions in financial futures contracts.

OPTIONS Listed options will be valued at the last quoted sales price on the exchange on which they are primarily traded. Purchased put or call over-the-counter options will be valued at the average of the "bid" prices obtained from two independent brokers. Written put or call over-the-counter options will be valued at the average of the "asked" prices obtained from two independent brokers. Upon the writing of a call or put option, an amount equal to the premium received by the Fund will be included in the Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability will be subsequently marked-to-market to reflect the current market value of the written option.

   The Fund may use option contracts to manage its exposure to the stock market. Writing puts and buying calls will tend to increase the Fund's exposure to the underlying instrument and buying puts and writing calls will tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

   The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or "notional") amount of each contract at value will reflect the maximum exposure of the Fund in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

   Risks may also arise if counterparties do not perform under the contract's terms, or if the Fund is unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit and liquidity risks in over-the-counter option contracts, the Fund will continuously monitor the creditworthiness of all its counterparties.

   At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Fund's period-end Statement of Assets and Liabilities.

   There were no written option transactions for the period ended October 31, 1995.

DISCOUNT ON SECURITIES The Fund accretes discount from par value on securities purchased from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code.

NOTE B --
MANAGEMENT FEE AND
TRANSACTIONS WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of (a) 0.75% of the first $250,000,000 of the Fund's average daily net asset value and (b) 0.70% of the Fund's average daily net asset value in excess of $250,000,000.

   In the event normal operating expenses of the Fund, exclusive of certain expenses prescribed by state law, are in excess of the most restrictive state limit where the Fund is registered to sell shares of beneficial interest, the fee payable to the Adviser will be reduced to the extent of such excess and the Adviser will make additional arrangements necessary to eliminate any remaining excess expenses.

                          NOTES TO FINANCIAL STATEMENTS

                     John Hancock Funds - Global Income Fund


The current limits are 2.5% of the first $30,000,000 of the Fund's average daily net asset value, 2.0% of the next $70,000,000, and 1.5% of the remaining average daily net asset value.

   John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser, and Freedom Distributors Corporation ("FDC") act as Co-Distributors for shares of the Fund. Prior to January 1, 1995 JH Funds was known as John Hancock Broker Distribution Services, Inc. For the period ended October 31, 1995, net sales charges received with regard to sales of Class A shares amounted to $23,002. Out of this amount, $1,220 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $5,766 was paid as sales commissions to unrelated brokers-dealers and $16,016 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), Tucker Anthony, Incorporated ("Tucker Anthony") and Sutro & Co., ("Sutro"), all of which are broker dealers. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company, is the indirect sole shareholder of Distributors and John Hancock Freedom Securities Corporation and its subsidiaries which include FDC, Tucker Anthony and Sutro.

   Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended October 31, 1995, contingent deferred sales charges paid to JH Funds amounted to $205,763.

   In addition, to reimburse the Co-Distributors for the services they provide as distributors of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A and Class B pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to the Co-Distributors for distribution and service expenses, at an annual rate not to exceed 0.30% of Class A average daily net assets and 0.95% (1.00% prior to August 1, 1995) of Class B average daily net assets to reimburse the Co-Distributors for their distribution/service costs. Effective November 1, 1995, the rate was increased back to 1.00%. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

   The Fund has a transfer agent agreement with John Hancock Investor Services Corporation ("Investor Services"), a wholly-owned subsidiary of The Berkeley Financial Group. Prior to January 1, 1995, Investor Services was known as John Hancock Fund Services, Inc.

   Prior to January 1, 1995, the Fund paid Investor Services a monthly transfer agent fee equivalent, on an annual basis, to 0.21% and 0.16% of the average daily net asset value of Class A and Class B shares of the Fund, respectively, plus out-of-pocket expenses incurred by Fund Services on behalf of the Fund. For the period January 1, 1995 through September 30, 1995 Class A and Class B shares paid transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses. For the eleven months ended September 30, 1995 the transfer agent expense, calculated as a class specific expense was $37,916 for Class A and $182,740 for Class B, respectively. Effective October 1, 1995 transfer agent expense is being treated as a fund expense based on the number of shareholder accounts in the Fund and certain out-of-pocket expenses.

   Edward J. Boudreau, Jr. is a director and officer of the Adviser and its affiliates, as well as a Trustee of the Fund. The Adviser owns 10,772 shares of beneficial interest of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. Effective with the fees paid for 1995, the unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund will make investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability will be recorded on the Fund's books as an other asset. The deferred compensation liability will be marked to market

                          NOTES TO FINANCIAL STATEMENTS

                     John Hancock Funds - Global Income Fund


on a periodic basis and income earned by the investment will be recorded on the Fund's books.

NOTE C --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other then obligations of the U.S. government and its agencies and short-term securities, during the period ended October 31, 1995, aggregated $136,853,065 and $200,711,522, respectively. Purchases and proceeds from sales of obligations of the U.S. government and its agencies aggregated $146,047,710 and $107,529,709, respectively, during the period ended October 31, 1995.

   The cost of investments owned at October 31, 1995 (including the joint repurchase agreement) for Federal income tax purposes was $98,144,750. Gross unrealized appreciation and depreciation of investments aggregated $1,576,334 and $68,846, respectively, resulting in net unrealized appreciation of $1,507,488.

NOTE D --
RECLASSIFICATION OF ACCOUNTS

During the year ended October 31, 1995, the Fund reclassified amounts to reflect a decrease in accumulated net realized loss on investments of $455,395, a decrease in accumulated net investment income of $1,853,569 and an increase in capital paid-in of $1,398,174. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of October 31, 1995. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to the treatment of net operating losses in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles.

                     John Hancock Funds - Global Income Fund


REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders of John Hancock Global Income Fund and the Trustees of Freedom Investment Trust II

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Global Income Fund (the "Fund") (formerly known as John Hancock Freedom Global Income Fund) (a portfolio of Freedom Investment Trust II) at October 31, 1995, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1995 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Boston, Massachusetts
December 18, 1995


TAX INFORMATION NOTICE (UNAUDITED)

For Federal income tax purposes, the following information is furnished with respect to the distributions of the Fund during the fiscal year ended October 31, 1995.

   None of the distributions qualify for the dividends received deduction available to corporations.

   Shareholders will be mailed a 1995 U.S. Treasury Department Form 1099-DIV in January of 1996. This will reflect the total of all distributions which are taxable for calendar year 1995.

                                      NOTES

                     John Hancock Funds - Global Income Fund

John Hancock
Special Opportunities Fund
Class A and Class B Shares
Prospectus
March 1, 1996
 -----------------------------------------------------------------------------



TABLE OF CONTENTS
                                                                         Page
                                                                        -------
Expense Information                                                        2
The Fund's Financial Highlights                                            3
Investment Objective and Policies and Certain Risk Considerations          5
Organization and Management of the Fund                                   10
Alternative Purchase Arrangements                                         11
The Fund's Expenses                                                       12
Dividends and Taxes                                                       13
Performance                                                               14
How to Buy Shares                                                         15
Share Price                                                               16
How to Redeem Shares                                                      22
Additional Services and Programs                                          24

   This Prospectus sets forth information about John Hancock Special Opportunities Fund (the "Fund"), a non-diversified series of Freedom Investment Trust II, (the "Trust") that you should know before investing. Please read and retain it for future reference.


   Additional information about the Fund has been filed with the Securities and Exchange Commission (the "SEC"). You can obtain a copy of the Fund's Statement of Additional Information, dated March 1, 1996, and incorporated by reference into this Prospectus, free of charge by writing or telephoning:
John Hancock Investor Services Corporation, P.O. Box 9116, Boston, Massachusetts 02205-9116, 1-800-225-5291 (1-800-544-6713 TDD).


   Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, and the shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

EXPENSE INFORMATION


   The purpose of the following information is to help you understand the various fees and expenses you will bear, directly or indirectly, when you purchase Fund shares. The operating fees and expenses included in the table and hypothetical example below are based on actual fees and expenses for the Class A and Class B shares of the Fund for the fiscal year ended October 31, 1995, adjusted to reflect current fees and expenses. Actual fees and expenses may be greater or less than those indicated.


                                                           Class A     Class B
                                                            Shares      Shares
                                                            -------   ---------
Shareholder Transaction Expenses
Maximum sales charge imposed on purchases (as a
  percentage of offering price)                              5.00%       None
Maximum sales charge imposed on reinvested dividends          None       None
Maximum deferred sales charge                                 None*      5.00%
Redemption fee+                                               None       None
Exchange fee                                                  None       None
Annual Fund Operating Expenses (as a percentage of
  average net assets)
Management fee                                               0.80%       0.80%
12b-1 fee**                                                  0.30%       1.00%
Other expenses                                               0.49%       0.49%
                                                              -----      -------
Total Fund operating expenses                                1.59%       2.29%


 * No sales charge is payable at the time of purchase on investments in Class A shares of $1 million or more, but for these investments a contingent deferred sales charge may be imposed, as described under the caption "Share Price, " in the event of certain redemption transactions within one year of purchase.

** The amount of the 12b-1 plan used to cover service expenses will be up to 0.25% of average daily net assets, and the remaining portion will be used to cover distribution expenses.


+ Redemption by wire fee (currently $4.00) not included.

                                                 1       3       5        10
Example                                        Year   Years   Years     Years
-------                                          ---    ----    ----   -------
You would pay the following expenses for the
  indicated period of years on a
  hypothetical $1,000 investment,
  assuming 5% annual return:
Class A Shares                                  $65    $ 98    $132     $229
Class B Shares
  --Assuming complete redemption at end of
  period                                        $73    $102    $143     $245
  --Assuming no redemption                      $23    $ 72    $123     $245


   (The example should not be considered as a representation of past or future investment returns. Actual expenses may be greater or less than shown.)


   The Fund's payment of a distribution fee may result in a long-term shareholder indirectly paying more than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Rules of Fair Practice.

   The management and 12b-1 fees referred to above are more fully explained in this Prospectus under the caption "The Fund's Expenses" and in the Statement of Additional Information under the captions "Investment Advisory and Other Services" and "Distribution Contract."

THE FUND'S FINANCIAL HIGHLIGHTS


   The following Table of Financial Highlights has been audited by Price Waterhouse LLP, the Fund's independent accountants, whose unqualified report is included in the Fund's 1995 Annual Report and is included in the Statement of Additional Information. Further information about the performance of the Fund is contained in the Fund's Annual Report to Shareholders which may be obtained free of charge by writing or telephoning John Hancock Investor Services Corporation ("Investor Services") at the address or telephone number listed on the front page of this Prospectus.


   Selected data for each class of shares outstanding throughout each period indicated is as follows:

                                                                                       For the Period
                                                                                      November 1, 1993
                                                                     Year Ended       (Commencement of
                                                                    October 31,        Operations) to
                                                                        1995          October 31, 1994
                                                                    -------------    --------------------
CLASS A
-------
Per Share Operating Performance
 Net Asset Value, Beginning of Period                                $   7.93             $   8.50
                                                                     -----------      ------------------
 Net Investment Loss                                                     (0.07)(b)           (0.03)(b)
 Net Realized and Unrealized Gain (Loss) on Investments                  1.46                (0.54)
                                                                     -----------      ------------------
  Total from Investment Operations                                       1.39                (0.57)
 Net Asset Value, End of Period                                      $   9.32             $   7.93
                                                                     ===========      ==================
  Total Investment Return at Net Asset Value                             17.53%              (6.71%)(f)
  Total Adjusted Investment Return at Net Asset Value (a)                --                  (6.83%)(c)
Ratios and Supplemental Data
 Net Assets, End of Period (000's omitted)                           $101,562             $ 92,325
 Ratio of Expenses to Average Net Assets * *                              1.59%               1.50%
 Ratio of Adjusted Expenses to Average Net Assets (a)                      --                 1.62%
 Ratio of Net Investment Loss to Average Net Assets                      (0,87%)             (0.41%)
 Ratio of Adjusted Net Investment Loss to Average Net Assets
  (a)                                                                      --                (0.53%)
 Portfolio Turnover Rate                                                   155%                 57%
 * * Expense Reimbursement Per Share                                       --             $   0.01(b)

CLASS B
-------
Per Share Operating Performance
 Net Asset Value, Beginning of Period                                $   7.87             $   8.50
                                                                     -----------      ------------------
 Net Investment Loss                                                     (0.13)(b)           (0.09)(b)
 Net Realized and Unrealized Gain (Loss) on Investments                  1.45                (0.54)
                                                                     -----------      ------------------
  Total from Investment Operations                                       1.32                (0.63)
                                                                     -----------      ------------------
 Net Asset Value, End of Period                                      $   9.19             $   7.87
                                                                     ===========      ==================
  Total Investment Return at Net Asset Value (d)                         16.77%              (7.41%)(f)
  Total Adjusted Investment Return at Net Asset Value (a)                --                  (7.53%)(c)
Ratios and Supplemental Data
 Net Assets, End of Period (000's omitted)                           $137,363             $131,983
 Ratio of Expenses to Average Net Assets * *                              2.30%               2.22%*
 Ratio of Adjusted Expenses to Average Net Assets (a)                      --                 2.34%*
 Ratio of Net Investment Loss to Average Net Assets                      (1.55%)             (1.13%)*
 Ratio of Adjusted Net Investment Loss to Average Net Assets
  (a)                                                                      --                (1.25%)*
 Portfolio Turnover Rate                                                   155%                 57%
 * * Expense Reimbursement Per Share                                       --             $   0.01(b)

                                                                                       For the Period
                                                                        Period          July 6, 1994
                                                                        Ended         (Commencement of
                                                                      April 11,        Operations) to
                                                                         1995         October 31, 1994
CLASS C (e)
----------
Per Share Operating Performance
 Net Asset Value, Beginning of Period                                    $7.94              $7.60
                                                                         ------            -----------
 Net Investment Income                                                    0.01                --
 Net Realized and Unrealized Gain on Investments                          0.29 (d)           0.34(d)
 Total from Investment Operations                                         0.30               0.34
 Net Asset Value, End of Period                                          $8.24              $7.94
                                                                         ======            ===========
 Total Investment Return at Net Asset Value                               3.40 %            (4.47%)
                                                                         ------            -----------
 Total Adjusted Investment Return at Net Asset Value (a)                   --               (4.85%)(c)
                                                                         ======            ===========
Ratios and Supplemental Data
 Net Assets, End of Period (000's omitted)                               $218               $  165
 Ratio of Expenses to Average Net Assets * *                              0.98 %*             1.01%*
 Ratio of Adjusted Expenses to Average Net Assets (a)                      --                 1.39%*
 Ratio of Net Investment Income to Average Net Assets                     0.23 %*             0.03%*
 Ratio of Adjusted Net Investment Income to Average Net Assets
  (a)                                                                      --                (0.35%)*
 Portfolio Turnover Rate                                                  N/A                   57%
* * Expense Reimbursement Per Share                                        --               $ 0.01(b)


  * On an annualized basis.
(a) On an unreimbursed basis without expense reduction.
(b) On average month end shares outstanding.
(c) An estimated total return calculation which takes into consideration fees and expenses waived or borne by the adviser during the periods shown.
(d) May not accord to amounts shown elsewhere in the financial statements.
(e) Per share operating performance and the ratios and supplemental data are calculated as of April 11, 1995, the date on which Class C shares were redeemed.
(f) Without the reimbursement, total investment return would be lower.

INVESTMENT OBJECTIVE AND POLICIES
AND CERTAIN RISK CONSIDERATIONS

The investment objective of
the Fund is long-term capital
appreciation.

The investment objective of the Fund is long-term capital appreciation. The Fund seeks to achieve its objective by emphasizing investments in equity securities of issuers in various economic sectors. There are market fluctuations and risks in any investment and therefore there is no assurance that the Fund will realize its objective.

The Fund emphasizes issuers in
certain economic sectors.

The equity securities in which the Fund invests consist primarily of common stocks of U.S. and foreign issuers but may also include preferred stocks, convertible debt securities and warrants. The Fund seeks to achieve its investment objective by varying the relative weighting of its portfolio securities among various economic sectors based upon both macroeconomic factors and the outlook for each particular sector. John Hancock Advisers, Inc. (the "Adviser") selects equity securities for the Fund from various economic sectors, including, but not limited to, the following: automotive and housing, consumer goods and services, defense and aerospace, energy, financial services, health care, heavy industry, leisure and entertainment, machinery and equipment, precious metals, retailing, technology, transportation, utilities, foreign and environmental. The Fund may modify these sectors if the Adviser believes that they no longer represent appropriate investments for the Fund, or if other sectors offer better opportunities for investment. See the Appendix to the Statement of Additional Information for a further description of the sectors in which the Fund invests.


The Adviser will adjust the Fund's relative weighting among the sectors in response to changes in economic and market conditions. The Fund may focus on as many as five of the foregoing economic sectors at any time. Under normal market conditions, at least 90% of the Fund's investments in equity securities will be invested in the equity securities of issuers in five or fewer of the sectors. Subject to the Fund's policy of investing not more than 25% of its total assets in any one industry, issuers in any one sector may represent all of the Fund's net assets. Due to the Fund's emphasis on a few sectors, the Fund may be subject to a greater degree of volatility than a fund that is structured in a more diversified manner. However, the Fund retains the flexibility to invest its assets in a broader group of sectors if a narrower range of investments is not desirable. This flexibility may offer greater diversification than a fund that is limited to investing in a single sector or industry. The Fund may hold securities of issuers in fewer than all of the sectors at any given time.


In selecting securities for the Fund's portfolio, the Adviser will determine the allocation of assets among equity securities, fixed income securities and cash, the sectors that will be emphasized at any given time, the distribution of securities among the various sectors, the specific industries within each sector and the specific securities within each industry. In making the sector analysis, the Adviser considers the general economic environment, the outlook for real economic growth in the United States and abroad, trends and developments within specific sectors and the outlook for interest rates and the securities markets. A sector is a "special opportunity" when, in the opinion of the Adviser, the issuers in that sector have a high earnings potential. In selecting particular issuers, the Adviser considers price/earnings ratios, ratios of market to book value, earnings growth, product innovation, market share, management quality and capitalization.

The Fund's investments may include securities of both large, widely traded companies and smaller, less well-known issuers. The Fund seeks growth companies that either occupy a dominant position in an emerging or established industry or have a significant and growing market share in a large, fragmented industry. The Fund seeks to invest in those companies with potential for high growth, stable earnings, ability to self-finance, a position of industry leadership and strong visionary management. Higher risks are often associated with investments in companies with smaller market capitalizations. These companies may have limited product lines, market and financial resources, or they may be dependent upon smaller or less experienced management groups. In addition, trading volume for these securities may be limited. Historically, the market price for these securities has been more volatile than for securities of companies with greater capitalization. However, securities of companies with smaller capitalization may offer greater potential for capital appreciation, since they may be overlooked and thus undervalued by investors.

The Fund may also invest in
fixed income securities in
pursuing its investment
objective or for temporary
defensive purposes.

The Fund may also invest in the following fixed income securities: U.S. Government securities and convertible and non-convertible corporate preferred stocks and debt securities. The market value of fixed income securities varies inversely with changes in the prevailing levels of interest rates. The market value of convertible securities, while influenced by the prevailing level of interest rates, is also affected by the changing value of the equity securities into which they are convertible. The Fund may purchase fixed income debt securities with stated maturities of up to thirty years. The corporate fixed income securities in which the Fund may invest will be rated at least BBB by Standard & Poors' Ratings Group ("S&P") or Baa by Moody's Investors Service, Inc. ("Moody's") or, if unrated, determined to be of comparable quality by the Adviser. Debt securities rated Baa or BBB are considered medium grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken capacity to pay interest and repay principal. If the rating of a debt security is reduced below Baa or BBB, the Adviser will consider whatever action is appropriate consistent with the Fund's investment objectives and policies.

The Fund is classified as a non-diversified fund. The Fund is classified as a "non-diversified" fund to permit investment of more than 5% of its assets in the obligations of any one issuer. Since a relatively high percentage of the Fund's assets may be invested in the obligations of a limited number of issuers, the value of the Fund's shares may be more susceptible to any single economic, political or regulatory event, and to credit and market risks associated with a single issuer, than would the shares of a diversified fund.

The Fund may employ certain
investment strategies to help
achieve its investment
objectives.


Foreign Securities. The Fund may invest in securities of foreign issuers, including securities in the form of sponsored or unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") or other securities convertible into securities of foreign issuers. ADRs are receipts typically issued by an American bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Generally, ADRs are designed for use in United States securities markets and EDRs are designed for use in European securities markets. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the United States and, therefore, there may not be a correlation between that information and the market value of the ADR.

Foreign Currencies. Due to its investments in foreign securities, the Fund may hold a portion of its assets in foreign currencies. As a result, the Fund may enter into forward foreign currency contracts to protect against changes in foreign currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. Although hedging strategies might reduce the risk of loss due to a decline in the value of the hedged foreign currency, they may also limit any potential gain which might result from an increase in the value of the currency.


Futures Contracts and Options on Futures. The Fund may buy and sell financial futures contracts and options on futures to hedge against the effects of fluctuations in securities prices, interest rates, currency exchange rates and other market conditions and for speculative purposes. The potential loss incurred by the Fund in writing options on futures is unlimited and may exceed the amount of the premium received. The Fund's futures contracts and options on futures will be traded on a U.S. or foreign commodity exchange or board of trade. The Fund will not engage in a futures or options transaction for speculative purposes, if immediately thereafter, the sum of initial margin deposits on existing positions and premiums required to establish speculative positions in futures contracts and options on futures would exceed 5% of the Fund's net assets. The Fund intends to comply with the CFTC regulations with respect to its speculative transactions. These regulations are discussed further in the Statement of Additional Information.

Options Transactions. The Fund may write (sell) listed and over-the-counter covered call and put options on securities in which it may invest, and on indices composed of securities in which it may invest. The Fund may also purchase put and call options on these securities and indices. All call options written by the Fund are covered, which means that the Fund will own the securities subject to the option as long as the option is outstanding. All put options written by the Fund are also covered, which means that the Fund will have deposited with its custodian cash, or liquid high grade debt securities with a value at least equal to the exercise price of the put option. Call and put options written by the Fund will also be considered to be covered, to the extent that the Fund's liabilities under these options are wholly or partially offset by its rights under call and put options purchased by the Fund. The Fund will treat purchased over-the-counter options and assets used to cover written over-the-counter options as illiquid securities. However, with respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the formula price.

While transactions in options and futures contracts may reduce certain risks, they may entail other risks. Certain risks arise due to the imperfect correlations between movements in the price of the contracts, and movements in the prices of the securities or currency that underly the contract. In addition, the Fund could be prevented from opening, or realizing the benefits of closing out, a futures or options position because of position limits or limits on daily price fluctuations imposed by an exchange. There can be no assurance that a liquid secondary market will exist for any option or futures contract. The Fund's ability to hedge successfully will depend on the Adviser's ability to predict accurately the future direction of securities and currency markets and interest rates. Transactions in futures contracts involve brokerage costs, require margin deposits, and require the Fund to segregate liquid high grade debt securities in an amount equal to the value of contracts that involve the purchase of the underlying asset or its economic equivalent. The potential loss from writing options is potentially unlimited and may exceed the amount of the premium received.

Short Sales. The Fund may engage in short sales "against the box", as well as short sales to hedge against or profit from an anticipated decline in the value of a security. When the Fund engages in a short sale, it will place in a segregated account, cash or U.S. government securities in accordance with applicable regulatory requirements. These will be marked to market daily. See the Statement of Additional Information.


Restricted Securities. The Fund may purchase restricted securities, including those eligible for resale to "qualified institutional buyers" pursuant to Rule 144A under the Securities Act of 1933 (the "Securities Act"). The Trustees will monitor the Fund's investments in these securities, focusing on certain factors, including valuation, liquidity and availability of information. Purchases of other restricted securities are subject to an investment restriction limiting all the Fund's illiquid securities to not more than 15% of its net assets.

Lending of Securities. The Fund may lend portfolio securities to brokers, dealers, and financial institutions if the loan is collateralized by cash or U.S. Government securities according to applicable regulatory requirements. The Fund may reinvest any cash collateral in short-term securities. When the Fund lends portfolio securities, there is a risk that the borrower may fail to return the loaned securities. As a result, the Fund may incur a loss or in the event of the borrower's bankruptcy may be delayed in or prevented from liquidating the collateral. It is a fundamental policy of the Fund not to lend portfolio securities having a total value in excess of 33-1/3% of its total assets.

Repurchase Agreements, Forward Commitments and When-Issued Securities. The Fund may enter into repurchase agreements and may purchase securities on a forward commitment or when-issued basis. In a repurchase agreement, the Fund buys a security subject to the right and obligation to sell it back to the issuer at a higher price. These transactions must be fully collateralized at all times, but involve some credit risk to the Fund if the other party defaults on its obligation and the Fund is delayed in or prevented from liquidating the collateral. The Fund will segregate in a separate account cash or liquid, high grade debt securities equal in value to its forward commitments and when-issued securities. Purchasing securities for future delivery or on a when-issued basis may increase the Fund's overall investment exposure and involves a risk of loss if the value of the securities declines before the settlement date.

Short-Term Trading. Short-term trading means the purchasing and subsequent sale of a security after it has been held for a relatively brief period of time. The Fund engages in short-term trading in response to changes in interest rates, securities prices or other economic trends and developments.

Investment in foreign
securities may involve risks
that are not present in
domestic investments.


Global Risks. Investments in foreign securities may involve certain risks not present in domestic securities due to exchange controls, less publicly available information, more volatile or less liquid securities markets, and the possibility of expropriation, confiscatory taxation or political, economic or social instability. There may be difficulty in enforcing legal rights outside the United States. Some foreign companies are not subject to the same uniform financial reporting requirements, accounting standards and government supervision as domestic companies, and foreign exchange markets are regulated differently from the U.S. stock market. Security trading practices abroad may offer less protection to investors such as the Fund. In addition, foreign securities may be denominated in the currency of the country in which the issuer is located. Consequently, changes in foreign exchange rates will affect the value of the Fund's shares and dividends. Finally, the expense ratios of international funds generally are higher than those of domestic funds because there are greater costs associated with maintaining custody of foreign securities and the increased research necessary for international investing results in a higher advisory fee.

These risks may be intensified in the case of investments in emerging markets or countries with limited or developing capital markets. These countries are located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. Security prices in these markets can be significantly more volatile than in more developed countries, reflecting the greater uncertainties of investing in less established markets and economies. Political, legal and economic structures in many of these emerging market countries may be undergoing significant evolution and rapid development, and they may lack the social, political, legal and economic stability characteristic of more developed countries. Emerging market countries may have failed in the past to recognize private property rights. They may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions on repatriation of assets, and may have less protection of property rights than more developed countries. Their economies may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rate and currency exchange rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. The Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. Securities of issuers located in these countries may have limited marketability and may be subject to more abrupt or erratic price movements.

Investment Restrictions. The Fund has adopted certain investment restrictions which are detailed in the Statement of Additional Information, where they are designated as fundamental or nonfundamental. Fundamental investment restrictions may not be changed without shareholder approval. All other investment policies and restrictions are nonfundamental and can be changed by a vote of the Trustees without shareholder approval. Portfolio turnover rates of the Fund for recent years are shown in the section "The Fund's Financial Highlights."

Brokers are chosen based on
best price and execution.


When choosing brokerage firms to carry out the Fund's transactions, the Adviser gives primary consideration to execution at the most favorable prices, taking into account the broker's professional ability and quality of service. Consideration may also be given to the broker's sales of Fund shares. Pursuant to procedures established by the Trustees, the Adviser may place securities transactions with brokers affiliated with the Adviser. These brokers include Tucker Anthony Incorporated, John Hancock Distributors, Inc. and Sutro & Company, Inc. They are indirectly owned by John Hancock Mutual Life Insurance Company, (the "Life Company"), which in turn indirectly owns the Adviser.


                   ORGANIZATION AND MANAGEMENT OF THE FUND


The Trustees elect officers
and retain the investment
adviser, who is responsible
for the day-to-day operations
of the Fund, subject to the
Trustees' policies and
supervision.

The Fund is a non-diversified series of Freedom Investment Trust II, an open-end management investment company organized as a Massachusetts business trust in 1986. The Fund has an unlimited number of authorized shares of beneficial interest. The Trust's Declaration of Trust permits the Trustees to create, classify and reclassify the shares into one or more classes. The Trustees have authorized the issuance of two classes of the Fund, designated Class A and Class B. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemption, dividends and liquidation. However, each class bears different distribution and transfer agent fees and Class A and Class B shareholders have exclusive voting rights with respect to their distribution plans.

The Fund is not required to hold annual shareholder meetings, although special meetings may be held for such purposes as electing or removing Trustees, changing fundamental policies or approving a management contract. The Fund, under certain circumstances, will assist in shareholder communications with other shareholders.

John Hancock Advisers, Inc.
advises investment companies
having a total asset value of
more than $16 billion.

The Adviser was organized in 1968 and is a wholly-owned indirect subsidiary of the Life Company, a financial services company. The Adviser provides the Fund, and other investment companies in the John Hancock group of funds, with investment research and portfolio management services. John Hancock Funds, Inc. ("John Hancock Funds"), an indirect subsidiary of the Life Company, distributes shares for all of the John Hancock funds through selected broker-dealers ("Selling Brokers"). Certain Fund officers are also officers of the Adviser and John Hancock Funds. Pursuant to an order granted by the Securities and Exchange Commission, the Fund has adopted a deferred compensation plan for its independent Trustees which allows Trustees' fees to be invested by the Fund in other John Hancock funds.

Day-to-day management of the Fund is carried out by Michael P. DiCarlo and Kevin R. Baker. Mr. DiCarlo also manages John Hancock Special Equities Fund and other John Hancock funds. Mr. DiCarlo is Executive Vice President of the Adviser and has been associated with the Adviser since 1984. Prior to joining the Adviser in 1994, Mr. Baker was President of Baker Capital Management. He also worked as a registered representative for Kidder Peabody.

In order to avoid conflicts with portfolio trades for the Fund, the Adviser and the Fund have adopted extensive restrictions on personal securities trading by personnel of the Adviser and its affiliates. Some of these restrictions are: pre-clearance for all personal trades and a ban on the purchase of initial public offerings, as well as contributions to specified charities of profits on securities held for less than 91 days. These restrictions are a continuation of the basic principle that the interests of the Fund and its shareholders come first.

                      ALTERNATIVE PURCHASE ARRANGEMENTS

An alternative purchase plan
allows you to choose the
method of purchase that is
best for you.


You can purchase shares of the Fund at a price equal to their net asset value per share, plus a sales charge. At your election, this charge may be imposed either at the time of the purchase (see "Initial Sales Charge Alternative--Class A Shares") or on a contingent deferred basis (see "Contingent Deferred Sales Charge Alternative--Class B Shares"). If you do not specify on your account application the class of shares you are purchasing, it will be assumed that you are investing in Class A shares.


Investments in Class A shares
are subject to an initial
sales charge.


Class A Shares. If you elect to purchase Class A shares, you will incur an initial sales charge unless the amount you purchase is $1 million or more. If you purchase $1 million or more of Class A shares you will not be subject to an initial sales charge, but you will incur a sales charge if you redeem your shares within one year of purchase. Class A shares are subject to ongoing distribution and service fees at a combined annual rate of up to 0.30% of the Fund's average daily net assets attributable to the Class A shares. Certain purchases of Class A shares qualify for reduced initial sales charges. See "Share Price-Qualifying for a Reduced Sales Charge."


Investments in Class B shares
are subject to a contingent
deferred sales charge.


Class B Shares. You will not incur a sales charge when you purchase Class B shares, but the shares are subject to a sales charge if you redeem them within six years of purchase (the "contingent deferred sales charge" or the "CDSC"). Class B shares are subject to ongoing distribution and service fees at a combined annual rate of up to 1.00% of the Fund's average daily net assets attributable to the Class B shares. Investing in Class B shares permits all of your dollars to work from the time you make your investment, but the higher ongoing distribution fee will cause these shares to have higher expenses than Class A shares. To the extent that any dividends are paid by the Fund, these higher expenses will also result in lower dividends than those paid on Class A shares.

Class B shares are not available to full-service defined contribution plans administered by John Hancock Investor Services Corporation ("Investor Services") or The Life Company that had more than 100 eligible employees at the inception of the Fund account.


                Factors to Consider in Choosing an Alternative


You should consider which
class of shares will be more
beneficial for you.

The alternative purchase arrangement allows you to choose the most beneficial way to buy shares, given the amount of your purchase, the length of time you expect to hold your shares and other circumstances. You should consider whether, during the anticipated life of your Fund investment, the CDSC and accumulated fees on Class B shares would be less than the initial sales charge and accumulated fees on Class A shares purchased at the same time, and to what extent this differential would be offset by the Class A shares' lower expenses. To help you make this determination, the table under the caption "Expense Information" on the inside cover page of this Prospectus shows examples of the charges applicable to each class of shares. Class A shares will normally be more beneficial if you qualify for reduced sales charges. See "Share Price--Qualifying for a Reduced Sales Charge."

Class A shares are subject to lower distribution and service fees and, accordingly, pay correspondingly higher dividends per share, to the extent any dividends are paid. However, because initial sales charges are deducted at the time of purchase, you would not have all of your funds invested initially and, therefore, would initially own fewer shares. If you do not qualify for reduced initial sales charges and expect to maintain your investment for an extended period of time, you might consider purchasing Class A shares. This is because the accumulated distribution and service charges on Class B shares may exceed the initial sales charge and accumulated distribution and service charges on Class A shares during the life of your investment.

Alternatively, you might determine than it is more advantageous to purchase Class B shares in order to have all your funds invested initially. However, you will be subject to higher distribution fees and, for a six-year period, a CDSC.

In the case of Class A shares, distribution expenses that John Hancock Funds incurs in connection with the sale of shares will be paid from the proceeds of the initial sales charge and the ongoing distribution and service fees. In the case of Class B shares, expenses will be paid from the proceeds of the ongoing distribution and service fees, as well as from the CDSC incurred upon redemption within six years of purchase. The purpose and function of the Class B shares' CDSC and ongoing distribution and service fees are the same as those of the Class A shares' initial sales charge and ongoing distribution and service fees.

Dividends, if any, on Class A and Class B shares will be calculated in the same manner, at the same time and on the same day. They will also be in the same amount, except for differences resulting from each class bearing only its own distribution and service fees and shareholder meeting expenses. See "Dividends and Taxes."



                             THE FUND'S EXPENSES


For managing its investment and business affairs, the Fund pays a monthly fee to the Adviser which is based on a stated percentage of the Fund's average daily net asset value as follows: 0.80% on the first $500 million of average daily net assets of the Fund, 0.75% on the next $500 million of average net assets and 0.70% of average net assets in excess of $1 billion. The investment management fee paid by the Fund is higher than the fee paid by most mutual funds, but is believed to be comparable to the fee paid by those funds with a similar investment objective.

The Fund pays distribution and
service fees for marketing and
sales-related shareholder
servicing.

The Class A and Class B shareholders have adopted distribution plans (each a "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act"). Under these Plans, the Fund will pay distribution and service fees at an aggregate annual rate of up to 0.30% of the Class A shares' average daily net assets and an aggregate annual rate of up to 1.00% of the Class B shares' average daily net assets. In each case, up to 0.25% is for service expenses and the remaining amount is for distribution expenses. The distribution fees will be used to reimburse John Hancock Funds for its distribution expenses, including but not limited to: (i) initial and ongoing sales compensation to Selling Brokers and others (including affiliates of John Hancock Funds) engaged in the sale of Fund shares; (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of Fund shares; and (iii) with respect to Class B shares only, interest expenses on unreimbursed distri bution expenses. The service fees are paid to compensate Selling Brokers and others providing personal and account maintenance services to shareholders.

In the event John Hancock Funds is not fully reimbursed for payments it makes or expenses it incurs under the Class A Plan, these expenses will not be carried beyond one year from the date they were incurred. These unreimbursed expenses under the Class B Plan will be carried forward together with interest on the balance of these unreimbursed expenses.

For the fiscal year ended October 31, 1995 an aggregate of $6,051,842 of distribution expenses or 4.49%, of the average net assets of the Class B shares of the Fund, was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or 12b-1 fees in prior periods.

Information on the Fund's total expenses is in the Fund's Financial Highlights section of this Prospectus.



                             DIVIDENDS AND TAXES


Dividends. The Fund generally declares and distributes dividends representing all or substantially all net investment income, if any, at least annually. The Fund will generally also distribute net short-term or long-term capital gains, if any, at least annually.

Dividends are reinvested in additional shares of your class unless you elect the option to receive cash. If you elect the cash option and the U.S. Postal Service cannot deliver your checks, your election will be converted to the reinvestment in additional shares option. Because of the higher expenses associated with Class B shares, any dividend on these shares will be lower than those on the Class A shares. See "Share Price".

Taxation. Dividends from the Fund's net investment income, certain net foreign currency gains and net short-term capital gains are taxable to you as ordinary income. Dividends from the Fund's net long-term capital gains are taxable as long-term capital gains. These dividends are taxable whether received in cash or reinvested in additional shares. Certain dividends may be paid in January of a given year but may be taxable to you as if you received them the prior December. Corporate shareholders may be entitled to take the corporate dividends received deduction for dividends received by the Fund from U.S. domestic corporations, subject to certain restrictions under the Internal Revenue Code. The Fund will send you a statement by January 31 showing the tax status of the dividends you received for the prior year.

The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, the Fund will not be subject to the Federal income taxes on any net investment income or net realized capital gains that are distributed to its shareholders within the time period prescribed by the Code. When you redeem (sell) or exchange shares, you may realize a taxable gain or loss.

On the account application you must certify that your social security or other taxpayer identification number is correct and that you are not subject to backup withholding of Federal income tax. If you do not provide this information or are otherwise subject to this withholding, the Fund may be required to withhold 31% of your dividends and the proceeds of redemptions or exchanges.

The Fund anticipates that it will be subject to foreign withholding taxes or other foreign taxes on income (possibly including in some cases capital gains) on certain of its foreign investments, which will reduce the yield on these investments. However, if more than 50% of the Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations and if the Fund so elects, shareholders will include in their gross incomes their pro-rata shares of qualified foreign taxes paid by the Fund and may be entitled, subject to certain conditions and limitations under the Code, to claim a Federal income tax credit or deduction for their share of these taxes.

In addition to Federal taxes, you may be subject to state, local or foreign taxes with respect to your investments in and distributions from the Fund. Non-U.S. shareholders and tax-exempt shareholders are subject to a different tax treatment not described above. In many states, a portion of the Fund's dividends that represent interest received by the Fund on direct U.S. Government obligations may be exempt from tax. You should consult your tax adviser for specific advice.



                                 PERFORMANCE

The Fund may advertise its
total return.


Total return shows the overall dollar or percentage change in value of a hypothetical investment in the Fund, assuming the reinvestment of all dividends. Cumulative total return shows the Fund's performance over a period of time. Average annual total return shows the cumulative return divided over the number of years included in the period. Because average annual total return tends to smooth out variations in the Fund's performance, you should recognize that it is not the same as actual year-to-year results.

Total return calculations for Class A shares generally include the effect of paying the maximum sales charge (except as shown in "The Fund's Financial Highlights"). Investments at lower sales charges would result in higher performance figures. Total return for the Class B shares reflect deduction of the applicable CDSC imposed on a redemption of shares held for the applicable period (except as shown in "The Fund's Financial Highlights"). All calculations assume that dividends are reinvested at net asset value on the reinvestment dates during the periods. The total return for Class A and Class B shares will be calculated separately and, because each class is subject to different expenses, the total return may differ with respect to each class for the same period. The relative performance of the Class A and Class B shares will be affected by a variety of factors, including the higher operating expenses attributable to the Class B shares, whether the Fund's investment performance is better in the earlier or later portions of the period measured and the level of net assets of the classes during the period. The Fund will include the total return of both classes in any advertisement or promotional materials including Fund's performance data. The value of the Fund's shares, when redeemed, may be more or less than their original cost. Total return is a historical calculation and is not an indication of future performance. See "Factors to Consider in Choosing an Alternative."

HOW TO BUY SHARES
Opening an account.

Buying additional Class A and
Class B shares




The minimum initial investment is $1,000 ($250 for group investments and retirement plans). Complete the Account Application attached to this Prospectus.
Indicate whether you are purchasing Class A or Class B shares. If you do not specify which class of shares you are purchasing, Investor Services will assume you are investing in Class A shares.

----------------------------------------------------------------------------------------------------------
By Check:              1. Make your check payable to John Hancock Investor Services Corporation.

                       2. Deliver the completed application and check to your registered representative,
                          Selling Broker, or mail it directly to Investor Services.
----------------------------------------------------------------------------------------------------------
By Wire:               1. Obtain an account number by contacting your registered representative or Selling
                          Broker or by calling 1-800-225-5291.

                       2. Instruct your Bank to wire funds to:
                          First Signature Bank & Trust
                          John Hancock Deposit Account No. 900000260
                          ABA Routing No. 211475000
                          For credit to:
                             John Hancock Special Opportunities Fund
                             [Class A or Class B shares]
                             Your Account Number
                             Name(s) under which account is registered

                       3. Deliver the completed application to your registered representative or Selling
                          Broker or mail it directly to Investor Services.
----------------------------------------------------------------------------------------------------------
Monthly Automatic      1. Complete the "Automatic Investing" and "Bank Information" sections on the
Accumulation              Account Privileges Application, designating a bank account from which your funds
Program (MAAP)            may be drawn.

                       2. The amount you elect to invest will be automatically withdrawn from your bank or credit union account.
----------------------------------------------------------------------------------------------------------
By Telephone:          1. Complete the "Invest-By-Phone" and "Bank Information" sections on the Account
                          Privileges Application designating a bank account from which your funds may be drawn. Note that in order to invest by phone, your account must be in a bank or credit union that is a member of the Automated Clearing House System (ACH).

                       2. After your authorization form has been processed, you may purchase additional
                          Class A and Class B shares by calling Investor Services toll-free at
                          1-800-225-5291.

                       3. Give the Investor Services representative the name(s) in which your account is registered, the Fund name, the class of shares you own, your account number and the amount you wish to invest.

                       4. Your investment normally will be credited to your account the business day following your phone request.



                                       15



----------------------------------------------------------------------------------------------------------
By Check:              1. Either complete the detachable stub included on your account statement or include a note with your investment listing the name of the Fund, the class of shares you own, your account number and the name(s) in which the account is registered.

                       2. Make your check payable to John Hancock Investor Services Corporation.

                       3. Mail the account information and check to:
                             John Hancock Investor Services Corporation
                             P.O. Box 9115
                             Boston, MA 02205-9115
                          or deliver it to your registered representative or Selling Broker.
----------------------------------------------------------------------------------------------------------
By Wire:               Instruct your bank to wire funds to:
                          First Signature Bank & Trust
                          John Hancock Deposit Account No. 900000260
                          ABA No. 211475000
                       For credit to:
                          John Hancock Special Opportunities Fund
                          [Class A or Class B shares]
                          Your Account Number
                          Name(s) under which account is registered.

Other Requirements. All purchases must be made in U.S. dollars. Checks written on foreign banks will delay purchases until U.S. funds are received, and a collection charge may be imposed. Shares of the Fund are priced at the offering price based on the net asset value computed after John Hancock Funds receives notification of the dollar equivalent from the Fund's custodian bank. Wire purchases normally take two or more hours to complete and, to be accepted the same day, must be received by 4:00 P.M., New York time. Your bank may charge a fee to wire funds. Telephone transactions are recorded to verify information.
Certificates are not issued unless a request is made in writing to Investor
Services.


Buying additional Class A and Class B shares.
(continued)

You will receive account
statements that you should
keep to help with your
personal recordkeeping.


You will receive a statement of your account after any transaction that affects your share balance or registration (statements related to reinvestment of dividends and automatic investment/withdrawal plans will be sent to you quarterly). A tax information statement will be mailed to you by January 31 of each year.

                                 SHARE PRICE


The offering price of your
shares is their net asset
value plus a sales charge, if
applicable, which will vary
with the purchase alternative
you choose.

The net asset value per share ("NAV") is the value of one share. The NAV is calculated by dividing the net assets of each class by the number of outstanding shares of that class. The NAV of each class can differ. Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith according to procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which the Board of Trustees has determined to approximate market value. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. If quotations are not readily available or, the value has been materially affected by events occurring after the closing of a foreign market, assets are valued by a method that the Trustees believe accurately reflects fair value. The NAV is calculated once daily as of the close of regular trading on the New York Stock Exchange (generally at 4:00 p.m., New York time) on each day that the Exchange is open.

Shares of the Fund are sold at the offering price based on the NAV computed after your investment is received in good order by John Hancock Funds. If you buy shares of the Fund through a Selling Broker, the Selling Broker must receive your investment before the close of regular trading on the New York Stock Exchange and transmit it to John Hancock Funds before its close of business to receive that day's offering price.

Initial Sales Charge Alternative--Class A Shares. The offering price you pay for Class A shares of the Fund equals the NAV plus sales charge as follows:


                                                  Combined
                                               Reallowance
                           Sales       Sales        and       Reallowance
                          Charge      Charge      Service     to Selling
                           as a        as a       Fee as a    Broker as a
                       Percentage  Percentage   Percentage    Percentage
   Amount Invested          of        of the         of           of
   (Including Sales      Offering     Amount      Offering     Offering
       Charge)             Price     Invested     Price(+)     Price(*)
---------------------     --------    --------    ---------   -----------
Less than $50,000          5.00%       5.26%        4.25%        4.01%
$50,000 to $99,999         4.50%       4.71%        3.75%        3.51%
$100,000 to $249,999       3.50%       3.63%        2.85%        2.61%
$250,000 to $499,999       2.50%       2.56%        2.10%        1.86%
$500,000 to $999,999       2.00%       2.04%        1.60%        1.36%
$1,000,000 and over                                              0.00%(***)
                           0.00%((**)) 0.00%((**))  (***)

(*) Upon notice to Selling Brokers with whom it has sales agreements, John Hancock Funds may reallow an amount up to the full applicable sales charge. A Selling Broker to whom substantially the entire sales charge is reallowed may be deemed to be an underwriter under the Securities Act of 1933.

(**) No sales charge is payable at the time of purchase of Class A shares of $1 million or more, but a CDSC may be imposed in the event of certain redemption transactions made within one year of purchase.

(***) John Hancock Funds may pay a commission and first year's service fee (as described in (+) below) to Selling Brokers who initiate and are responsible for purchases of $1 million or more in the aggregate as follows: 1% on sales to $4,999,999, plus 0.50% on the next $5 million, and 0.25% on $10 million and over.

(+) At the time of sale, John Hancock Funds pays to Selling Brokers the first year's service fee in advance, in an amount equal to 0.25% of the net assets invested in the Fund. Thereafter it pays the service fee periodically in arrears in an amount up to 0.25% of the Fund's average annual net assets. Selling Brokers receive the fee as compensation for providing personal and account maintenance services to shareholders.

Sales charges ARE NOT APPLIED to any dividends that are reinvested in additional Class A shares of the Fund.

John Hancock Funds will pay certain affiliated Selling Brokers at an annual rate of up to 0.05% of the daily net assets of the accounts attributable to these brokers.


Under certain circumstances described below, investors in Class A shares may be entitled to pay reduced sales charges. See "Qualifying For a Reduced Sales Charge."

Contingent Deferred Sales Charge--Investments of $1 Million or More in Class A Shares. Purchases of $1 million or more of the Fund's Class A shares will be made at net asset value with no initial sales charge, but if the shares are redeemed within 12 months after the beginning of the calendar month in which the purchase was made (the CDSC period), a CDSC will be imposed. The rate of the CDSC will depend on the amount invested as follows:



         Amount Invested            CDSC Rate
--------------------------------    ----------
$1 million to $4,999,999               1.00%
Next $5 million to $9,999,999          0.50%
Amounts of $10 million and over        0.25%


Existing full service clients of the Life Company who were group annuity contract holders as of September 1, 1994, and participant directed defined contribution plans with at least 100 eligible employees at the inception of the Fund account, may purchase Class A shares with no initial sales charge. However, if the shares are redeemed within 12 months after the end of the calendar year in which the purchase was made, a CDSC will be imposed at the above rate.

The CDSC will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the redeemed Class A shares. Accordingly, no CDSC will be imposed on increases in account value above the initial purchase price, including any dividends which have been reinvested in additional Class A shares.

In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first made from any shares in your account that are not subject to the CDSC. The CDSC is waived on redemptions in certain circumstances. See "Waiver of Contingent Deferred Sales Charges" below.


Qualifying for a Reduced Sales Charge.

You may qualify for a reduced
sales charge on your
investment in Class A Shares.


If you invest more than $50,000 in Class A shares of the Fund or combination of John Hancock funds (except money market funds), you may qualify for a reduced sales charge on your investments in Class A shares through a LETTER OF INTENTION. You may also be able to use the ACCUMULATION PRIVILEGE and COMBINATION PRIVILEGE to take advantage of the value of your previous investments in shares of the John Hancock funds in meeting the breakpoints for a reduced sales charge. For the ACCUMULATION PRIVILEGE and COMBINATION PRIVILEGE, the applicable sales charge will be based on the total of:

1. Your current purchase of Class A shares of the Fund;


2. The net asset value (at the close of business on the previous day) of (a) all Class A shares of the Fund you hold, and (b) all Class A shares of any other John Hancock funds you hold; and

3. The net asset value of all shares held by another shareholder eligible to combine his or her holdings with you into a single "purchase."

Example:

If you hold Class A shares of a John Hancock fund with a net asset value of $20,000 and, subsequently, invest $30,000 in Class A shares of the Fund, the sales charge on this subsequent investment would be 4.50% and not 5.00%. This is the rate that would otherwise be applicable to investments of less than $50,000. See "Initial Sales Charge Alternative--Class A Shares."


If you are in one of the following categories, you may purchase Class A shares of the Fund without paying a sales charge:


Class A shares may be
available without a sales
charge to certain individuals
and organizations.


(bullet) A Trustee or officer of the Trust; a Director or officer of the Adviser and its affiliates or Selling Brokers; employees or sales representatives of any of the foregoing; retired officers, employees or Directors of any of the foregoing; a member of the immediate family of any of the foregoing; or any Fund, pension, profit sharing or other benefit plan for the individuals described above.


(bullet) Any state, county, city or any instrumentality, department, authority, or agency of these entities that is prohibited by applicable investment laws from paying a sales charge or commission when it purchases shares of any registered investment management company.*


(bullet) A bank, trust company, credit union, savings institution or other depository institution, its trust departments or common trust funds if it is purchasing $1 million or more for non-discretionary customers or accounts.*


(bullet) A broker, dealer, financial planner, consultant or registered investment adviser that has entered into an agreement with John Hancock Funds providing specifically for the use of Fund shares in fee-based investment products or services made available to their clients.

(bullet) A former participant in an employee benefit plan with John Hancock funds, when he or she withdraws from his or her plan and transfers any or all of his or her plan distributions directly to the Fund.

(bullet) A member of an approved affinity group financial services plan.*

* For investments made under these provisions, John Hancock Funds may make a payment out of its own resources to the Selling Broker in an amount not to exceed 0.25% of the amount invested.


Class A shares of the Fund may also be purchased without an initial sales charge in connection with certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.


Contingent Deferred Sales Charge Alternative--Class B Shares. Class B shares are offered at net asset value per share without an initial sales charge, so that your entire investment will go to work at the time of purchase. However, Class B shares redeemed within six years of purchase will be subject to a CDSC at the rates set forth below. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. Accordingly, you will not be assessed a CDSC on increases in account value above the initial purchase price, including shares derived from dividend reinvestments.


In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that your redemption comes first from shares you have held beyond the six-year CDSC redemption period or those you acquired through reinvestment of dividends, and next from the shares you have held the longest during the six-year period. The CDSC is waived on redemptions in certain circumstances. See the discussion "Waiver of Contingent Deferred Sales Charges" below.



                                   Example:

You have purchased 100 shares at $10 per share. The second year after your purchase, your investment's net asset value per share has increased by $2 to $12, and you have gained 10 additional shares through dividend reinvestment. If you redeem 50 shares at this time, your CDSC will be calculated as follows:

 (bullet) Proceeds of 50 shares redeemed at $12 per share                                 $ 600
(bullet) Minus proceeds of 10 shares not subject to CDSC because they were acquired
         through dividend reinvestment (10 X $12)                                          -120
(bullet) Minus appreciation on remaining shares, also not subject to CDSC (40 X $2)         -80
                                                                                            ---
(bullet) Amount subject to CDSC                                                           $ 400



Proceeds from the CDSC are paid to John Hancock Funds. John Hancock Funds uses them to defray its expenses related to providing the Fund with distribution services in connection with the sale of the Class B shares, such as compensating Selling Brokers for selling these shares. The combination of the CDSC and the distribution and service fees makes it possible for the Fund to sell the Class B shares without an initial sales charge.


The amount of the CDSC, if any, will vary depending on the number of years from the time you purchase your Class B shares until the time you redeem them. Solely for purposes of determining this holding period, any payments you make during the month will be aggregated and deemed to have been made on the last day of the month.

                                   Contingent Deferred Sales
Year in Which Class B Shares       Charge As a Percentage of
Redeemed Following Purchase             Amount Redeemed
------------------------------    ---------------------------
First                                           5.0%
Second                                          4.0%
Third                                           3.0%
Fourth                                          3.0%
Fifth                                           2.0%
Sixth                                           1.0%
Seventh and thereafter                          None

A commission equal to 3.75% of the amount invested and a first year's service fee equal to 0.25% of the amount invested are paid to Selling Brokers. The initial service fee is paid in advance at the time of sale for the provision of personal and account maintenance services to shareholders during the twelve months following the sale, and thereafter the service fee is paid in arrears.


Under certain circumstances,
the CDSC on Class B and
certain Class A share
redemptions will be waived.

Waiver of Contingent Deferred Sales Charges. The CDSC will be waived on redemptions of Class B shares and of Class A shares that are subject to a CDSC, unless indicated otherwise, in the circumstances defined below:


(bullet) Redemptions of Class B shares made under a Systematic Withdrawal
         Plan (see "How to Redeem Shares"), as long as your annual redemptions do not exceed 10% of your account value at the time you established your Systematic Withdrawal Plan and 10% of the value of subsequent investments (less redemptions) in that account at the time you notify Investor Services. This waiver does not apply to Systematic Withdrawal Plan redemptions of Class A shares that are subject to a CDSC.

(bullet) Redemptions made to effect distributions from an Individual
         Retirement Account either before or after age 59-1/2, as long as the distributions are based on your life expectancy or the joint-and-last survivor life expectancy of you and your beneficiary. These distributions must be free from penalty under the Code.

(bullet) Redemptions made to effect mandatory distributions under the Code after age 70-1/2 from a tax-deferred retirement plan.

(bullet) Redemptions made to effect distributions to participants or beneficiaries from certain employer-sponsored retirement plans including those qualified under Section 401(a) of the Code, custodial accounts under Section 403(b)(7) of the Code and deferred compensation plans under Section 457 of the Code. The waiver also applies to certain returns of excess contributions made to these plans. In all cases, the distributions must be free from penalty under the Code.

(bullet) Redemptions due to death or disability.

(bullet) Redemptions made under the Reinvestment Privilege, as described in "Additional Services and Programs" of this Prospectus.

(bullet) Redemptions made pursuant to the Fund's right to liquidate your account if you own fewer than 50 shares.

(bullet) Redemptions made in connection with certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

(bullet) Redemptions from certain IRA and retirement plans which purchased shares prior to October 1, 1992.

If you qualify for a CDSC waiver under one of these situations, you must notify Investor Services either directly or through your Selling Broker at the time you make your redemption. The waiver will be granted once Investor Services has confirmed that you are entitled to the waiver.


Conversion of Class B Shares. Your Class B shares and an appropriate portion of reinvested dividends on those shares will be converted into Class A shares automatically. This will occur no later than the month following eight years after the shares were purchased, and will result in lower annual distribution fees. If you exchanged Class B shares into this Fund from another John Hancock fund, the calculation will be based on the time you purchased the shares in the original fund were purchased. The Fund has been advised that the conversion of Class B shares to Class A shares should not be taxable for Federal income tax purposes and should not change your tax basis or tax holding period for the converted shares.

HOW TO REDEEM SHARES


You may redeem all or a portion of your shares on any business day. Your shares will be redeemed at the next NAV calculated after your redemption request is received in good order by Investor Services, less any applicable CDSC. The Fund may hold payment until reasonably satisfied that investments recently made by check or Invest-by-Phone have been collected (which may take up to 10 calendar days).

Once your shares are redeemed, the Fund generally sends you payment on the next business day. When you redeem your shares you may realize a taxable gain or loss, depending usually on the difference between what you paid for them and what you receive for them, subject to certain tax rules. Under unusual circumstances, the Fund may suspend redemptions or postpone payment for up to three business days or longer, as permitted by Federal securities laws.

To assure acceptance of your
redemption request, please
follow these procedures.

 By Telephone:               All shareholders of the Fund are eligible automatically for the telephone redemption privilege. Call 1-800-225-5291 from 8:00 A.M. to 4:00 P.M. (Eastern Time), Monday through
                             Friday, excluding days on which the New York Stock Exchange is closed. Investor Services employs the following procedures to confirm that instructions received by telephone are genuine. Your name, the account number, taxpayer identification number applicable to the account and other relevant information may be requested. In addition, telephone instructions are recorded.
                             You may redeem up to $100,000, but the address on the account must not have changed for the last thirty days. A check will be mailed to the exact name(s) and address shown on the account.
                             If reasonable procedures, such as those described above, are not followed, the Fund may be liable for any loss due to unauthorized or fraudulent telephone instructions. In all other cases, neither the Fund nor Investor Services will be liable for any loss or expense for acting upon telephone instructions made according to the telephone transaction procedures mentioned above.
                             Telephone redemption is not available for IRAs or other tax-qualified retirement plans or shares of the Fund that are in certificated form.
                             During periods of extreme economic conditions or market changes, telephone requests may be difficult to implement due to a large volume of calls. During these times, you should consider placing redemption requests in writing or use EASI-Line. EASI-Line's telephone number is 1-800-338-8080.
By Wire:                     If you have a telephone redemption form on file with the Fund, redemption proceeds of
                             $1,000 or more can be wired on the next business day to your designated bank account and a fee (currently $4.00) will be deducted. You may also use electronic funds transfer to your assigned bank account and the funds are usually collectible after two business days.
                             Your bank may or may not charge a fee for this service. Redemptions of less than $1,000 will be sent by check or electronic funds transfer.
                             This feature may be elected by completing the "Telephone Redemption" section on the
                             Account Privileges Application that is included with this Prospectus.
In Writing:                  Send a stock power or letter of instruction specifying the name of the Fund, the dollar amount or the number of shares to be redeemed, your name, class of shares, your account number, and the additional requirements listed below that apply to your particular account.

Type of
Registration                Requirements

 Individual,                A letter of instruction signed with titles by all persons
 Joint Tenants,             authorized to sign for the account, exactly as it is
 Sole Proprietorship,       registered with the signature(s) guaranteed.
 (Uniform Gifts or
 Transfer to Minor
 Act), General
 Partners

Corporation,                A letter of instruction and a corporate resolution, signed by
  Association               person(s) authorized to act on the account with the
                            signature(s) guaranteed.

Trusts                      A letter of instruction signed by the Trustee(s) with
                            signature guarantees. (If the Trustee(s) name is not
                            registered on your account, also provide a copy of the trust document, certified within the last 60 days.)

If you do not fall into any of these registration categories, (i.e., Executors, Administrators, Conservators of Guardians) please call 1-800-225-5291 for further instructions.

Who may guarantee your
signature.


Additional information about
redemptions.



 A signature guarantee is a widely accepted way to protect you and the Funds by verifying the signature on your request. It may not be provided by a notary public. If the net asset value of the shares redeemed is $100,000 or less, John Hancock Funds may guarantee the signature. The following institutions may provide you with a signature guarantee, provided that the institution meets credit standards established by Investor Services: (i) a bank; (ii) a securities broker or dealer, including a government or municipal securities broker or dealer, that is a member of a clearing corporation or meets certain net capital requirements; (iii) a credit union having authority to issue signature guarantees; (iv) a savings and loan association, a building and loan association, a cooperative bank, a federal savings bank or association; or (v) a national securities exchange, a registered securities exchange or a clearing agency.
Through Your Broker:       Your broker may be able to initiate the redemption. Contact your broker for instructions.
If you have certificates for your shares, you must submit them with your stock power or a letter of instruction. Unless you specify to the contrary, any outstanding Class A shares will be redeemed before
Class B shares. You may not redeem certificated shares by telephone.
Due to the proportionately high cost of maintaining small accounts, the Fund reserves the right to redeem at net asset value all shares in an account which holds fewer than 50 shares (except accounts under retirement plans) and to mail the proceeds to the shareholder or the transfer agent may impose an annual fee of $10.00. No account will be involuntarily redeemed or additional fee imposed, if the value of the account is in excess of the Fund's minimum initial investment. No CDSC will be imposed on involuntary redemption of shares.
Shareholders will be notified before these redemptions are to be made or this fee is imposed and will have 30 days to purchase additional shares to bring their account balance to the required minimum.
Unless the number of shares acquired by additional purchases and any dividend reinvestments exceeds the number of shares redeemed, repeated redemptions from a smaller account may eventually trigger this policy.
If you have certificates for your shares, you must submit them with your stock power or a letter of instruction. Unless you specify to the contrary, any outstanding Class A shares will be redeemed before
Class B shares. Redemptions of certificated shares may not be made by telephone.

                       ADDITIONAL SERVICES AND PROGRAMS

Exchange Privilege


You may exchange shares of the
Fund for shares of the same
class of another John Hancock
fund.


If your investment objective changes, or if you wish to achieve further diversification, John Hancock offers other funds with a wide range of investment goals. Contact your registered representative or Selling Broker and request a prospectus for the John Hancock fund that interests you. Read the prospectus carefully before exchanging your shares. You can exchange shares of each class of the Fund only for shares of the same class of another John Hancock fund. For this purpose, John Hancock funds with only one class of shares will be treated as Class A whether or not they have been so designated.


Exchanges between funds which are not subject to a CDSC are based on their respective net asset values. No sales charge or transaction charge is imposed. Class B shares of the Fund that are subject to a CDSC may be exchanged into Class B shares of another John Hancock fund without incurring the CDSC; however, these shares will be subject to the CDSC schedule of the shares acquired (except that exchanges into John Hancock Short-Term Strategic Income Fund, John Hancock Intermediate Maturity Government Fund and John Hancock Limited-Term Government Fund will be subject to the initial Fund's
CDSC). For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in an exchange. However if you exchange Class B shares purchased prior to January 1, 1994 for Class B shares of any other John Hancock fund, you will continue to be subject to the CDSC schedule in effect on your initial purchase date.

The Fund reserves the right to require you to keep previously exchanged shares (and reinvested dividends) in the Fund for 90 days before you are permitted a new exchange. The Fund may also terminate or alter the terms of the exchange privilege upon 60 days' notice to shareholders.

An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares of another for Federal income tax purposes. An exchange may result in a taxable gain or loss.


When you make an exchange, your account registration in both the existing and new account must be identical. The exchange privilege is available only in states where the exchange can be made legally.

Under exchange agreements with John Hancock Funds, certain dealers, brokers and investment advisers may exchange their clients' Fund shares, subject to the terms of those agreements and John Hancock Funds' right to reject or suspend those exchanges at any time. Because of the restrictions and procedures under those agreements, the exchanges may be subject to timing limitations and other restrictions that do not apply to exchanges requested by shareholders directly, as described above.


Because Fund performance and shareholders can be hurt by excessive trading, the Fund reserves the right to terminate the exchange privilege for any person or group that, in John Hancock Funds' judgment, is involved in a pattern of exchanges that coincide with a "market timing" strategy that may disrupt the Fund's ability to invest effectively according to its investment objective and policies, or might otherwise affect the Fund and its shareholders adversely. The Fund may also temporarily or permanently terminate the exchange privilege for any person who makes seven or more exchanges out of the Fund per calendar year. Accounts under common control or ownership will be aggregated for this purpose. Although the Fund will attempt to give prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time.


By Telephone:


1. When you complete the application for your initial purchase of Fund shares, you authorize exchanges automatically by telephone, unless you check the box indicating that you do not wish to authorize telephone exchanges.


2. Call 1-800-225-5291. Have the account number of your current fund and the exact name in which it is registered available to give the telephone representative.


3. Your name, the account number, taxpayer identification number applicable to the account and other relevant information may be requested. In addition, telephone instructions are recorded.

In Writing:

1. In a letter request an exchange and list the following:


  --name and class of the Fund whose shares you currently own
  --your account number
  --name(s) in which the account is registered
  --name of the fund in which you wish your exchange to be invested --the number of shares, all shares or the dollar amount you wish to exchange
      Sign your request exactly as the account is registered.


2. Mail the request and information to:
   John Hancock Investor Services Corporation
   P.O. Box 9116
   Boston, Massachusetts 02205-9116

Reinvestment Privilege

If you redeem shares of the
Fund, you may be able to
reinvest all or part of the
proceeds in shares of this
Fund or another John Hancock
fund without paying an
additional sales charge.


1. You will not be subject to a sales charge on Class A shares that you reinvest in a John Hancock fund that is otherwise subject to a sales charge, as long as you reinvest within 120 days from the redemption date. If you paid a CDSC upon a redemption, you may reinvest at net asset value in the same class of shares from which you redeemed within 120 days. Your account will be credited with the amount of the CDSC previously charged, and the reinvested shares will continue to be subject to a CDSC. The holding period of the shares acquired through reinvestment for purposes of computing the CDSC payable upon a subsequent redemption will include the holding period of the redeemed shares.

2. Any portion of your redemption may be reinvested in Fund shares or in shares of other John Hancock funds, subject to the minimum investment limit of that fund.

3. To reinvest, you must notify Investor Services in writing. Include the Fund's name, account number and class from which the shares were originally redeemed.


Systematic Withdrawal Plan


You can pay routine bills from
your account, or make periodic
disbursements from your
retirement account to comply
with IRS regulations.

1. You can elect the Systematic Withdrawal Plan at any time by completing the Account Privileges Application which is attached to this Prospectus. You can also obtain the application from your registered representative or by calling 1-800-225-5291.

2. To be eligible, you must have at least $5,000 in your account.


3. Payments from your account can be made monthly, quarterly, semi-annually or on a selected monthly basis, to yourself or any other designated payee.

4. There is no limit on the number of payees you may authorize, but all payments must be made at the same time or intervals.


5. It is not advantageous to maintain a Systematic Withdrawal Plan concurrently with purchases of additional Class A or Class B shares, because you may be subject to an initial sales charge on your purchases of Class A shares or to a CDSC on your redemptions of Class B shares. In addition, your redemptions are taxable events.

6. Redemptions will be discontinued if the U.S. Postal Service cannot deliver your checks or if deposits to a bank account are returned for any reason.


You can make automatic
investments and simplify your
investing.

Monthly Automatic Accumulation Program (MAAP)


1. You can authorize an investment to be withdrawn automatically each month on your bank for investment in Fund shares under the "Automatic Investing" and "Bank Information" sections on the Account Privileges Application.

2. You can also authorize automatic investing through payroll deduction by completing the "Direct Deposit Investing" section of the Account Privileges Application.

3. You can terminate your Monthly Automatic Accumulation Program at any time.


4. There is no charge to you for this program, and there is no cost to the Fund.


5. If you have payments withdrawn from a bank account and we are notified that the account has been closed, your withdrawals will be discontinued.


Group Investment Program (Class A only)

Organized groups of at least
four persons may establish
accounts.

1. An individual account will be established for each participant, but the initial sales charge for Class A shares will be based on the aggregate dollar amount of all participants' investments. To determine how to qualify for this program, contact your registered representative or call 1-800-225-5291.

2. The initial aggregate investments of all participants in the group must be at least $250.

3. There is no additional charge for this program. There is no obligation to make investments beyond the minimum and you may terminate the program at any time.

Retirement Plans


1. You may use the Fund for various types of qualified retirement plans, including Individual Retirement Accounts, Keogh plans (H.R.10), pension and profit sharing plans (including 401(k) Plans), Tax Sheltered Annuity retirement plans (403(b) plans or TSA plans ), and Section 457 plans.

2. The initial investment minimum or aggregate minimum for any of these plans is $250. However, accounts being established as group IRA, SEP, SARSEP, TSA, 401(k) and Section 457 plans will be accepted without an initial minimum investment.

[COVER]

JOHN HANCOCK
SPECIAL OPPORTUNITIES FUND

Investment Adviser

John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

Principal Distributor

John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

Custodian

Investors Bank & Trust Company
24 Federal Street
Boston, Massachusetts 02110

Transfer Agent

John Hancock Investor Services Corporation
P.O. Box 9116
Boston, Massachusetts 02205-9116

Independent Auditors

Price Waterhouse LLP
160 Federal Street
Boston, Massachusetts 02110


HOW TO OBTAIN INFORMATION
ABOUT THE FUND

For: Service Information
Telephone Exchange call 1-800-225-5291
Investment-by-Phone
Telephone Redemption
For: TDD call 1-800-554-6713
JHD-3900P 3/96



JOHN HANCOCK
SPECIAL
OPPORTUNITIES
FUND


Prospectus
March 1, 1996


A mutual fund seeking long-term
capital appreciation.

101 Huntington Avenue
Boston, Massachusetts 02199-7603
Telephone 1-800-225-5291


["Recycle" symbol] Printed on Recycled Paper

                     JOHN HANCOCK SPECIAL OPPORTUNITIES FUND

                           Class A and Class B Shares
                       Statement of Additional Information

                                  March 1, 1996

      This Statement of Additional Information provides information about John Hancock Special Opportunities Fund (the "Fund") in addition to the information that is contained in the Fund's Class A and Class B Prospectus dated March 1, 1996 (the "Prospectus").

      This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Fund's Prospectus, a copy of which may be obtained free of charge by writing or telephoning:

                  John Hancock Investor Services Corporation
                                P.O. Box 9116
                        Boston, Massachusetts 02205-9116
                                 1-800-225-5291


                                TABLE OF CONTENTS
                                                                          Page
                                                                          ----
ORGANIZATION OF THE FUND................................................    1
INVESTMENT OBJECTIVE AND POLICIES.......................................    1
CERTAIN INVESTMENT PRACTICES............................................    1
INVESTMENT RESTRICTIONS.................................................   10
THOSE RESPONSIBLE FOR MANAGEMENT...................................        14
INVESTMENT ADVISORY AND OTHER SERVICES..................................   20
DISTRIBUTION CONTRACT...................................................   21
NET ASSET VALUE.........................................................   23
INITIAL SALES CHARGE ON CLASS A SHARES..................................   23
DEFERRED SALES CHARGE ON CLASS B SHARES.................................   25
SPECIAL REDEMPTIONS.....................................................   26
ADDITIONAL SERVICES AND PROGRAMS........................................   26
DESCRIPTION OF THE FUND'S SHARES........................................   27
TAX STATUS..............................................................   28
CALCULATION OF PERFORMANCE..............................................   33
BROKERAGE ALLOCATION....................................................   34
TRANSFER AGENT SERVICES.................................................   36
CUSTODY OF PORTFOLIO....................................................   36
INDEPENDENT AUDITORS....................................................   36
APPENDIX A - ECONOMIC SECTORS AND DESCRIPTION OF BOND RATINGS...........  A-1
FINANCIAL STATEMENTS....................................................   --

ORGANIZATION OF THE FUND

      John Hancock Special Opportunities Fund ("the Fund") is a series of Freedom Investment Trust II (the "Trust"), an open-end management investment company organized as a Massachusetts business trust on March 31, 1986, under the laws of The Commonwealth of Massachusetts. The Fund commenced operations on September 7, 1993. John Hancock Advisers, Inc. (the "Adviser") is an indirect wholly-owned subsidiary of John Hancock Mutual Life Insurance Company (the "Life Company"), a Massachusetts life insurance company chartered in 1862, with national headquarters at John Hancock Place, Boston, Massachusetts.


INVESTMENT OBJECTIVE AND POLICIES

      The Fund's investment objective is to seek long-term capital appreciation. The Fund seeks to achieve its objective by emphasizing investments in equity securities of issuers in various economic sectors. There are market fluctuations and risks in any investment and therefore there can be no assurance that the investment objective of the Fund will be realized.


CERTAIN INVESTMENT PRACTICES

      When-Issued Securities. "When-issued" refers to securities whose terms are available and for which a market exists, but which have not yet been issued. No payment is made with respect to a when-issued transaction, until delivery is due, often a month or more after the purchase.

      The Fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain an advantageous price and yield at the time of the transactions. When the Fund engages in a when-issued transaction, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the Fund's losing the opportunity to obtain a price and yield considered to be advantageous. On the date the Fund enters into an agreement to purchase securities on a when-issued basis, the Fund will segregate in a separate account cash or liquid, high grade debt securities equal in value to the when-issued commitment. These assets will be valued daily at market, and additional cash or liquid, high grade debt securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the when-issued commitment.

      Repurchase Agreements. A repurchase agreement is a contract under which the Fund would acquire a security for a relatively short period (usually not more than 7 days) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities. The Adviser will continuously monitor the creditworthiness of the parties with whom it enters into repurchase agreements.

      The Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying securities and could experience losses, including possible decline in the value of the underlying securities during the period while the Fund seeks to enforce its rights thereto, possible subnormal levels of income and lack of access to income during this period, and expense of enforcing its rights.

      Financial Futures Contracts. The Fund may hedge its portfolio by selling or purchasing financial futures contracts as an offset against the effect of expected changes in interest rates or in security or foreign currency values. Although other techniques could be used to reduce the Fund's exposure to interest rate, securities market and currency fluctuations, the Fund may be able to hedge its exposure more effectively and at a lower cost by using financial futures contracts. The Fund will enter into financial futures contracts for hedging purposes and for speculative purposes to the extent permitted by regulations of the Commodity Futures Trading Commission ("CFTC").

      Financial futures contracts have been designed by boards of trade which have been designated "contract markets" by the CFTC. Futures contracts are traded on these markets in a manner that is similar to the way a stock is traded on a stock exchange. The boards of trade, through their clearing corporations, guarantee that the contracts will be performed. It is expected that if new types of financial futures contracts are developed and traded the Fund may engage in transactions in such contracts.

      Although financial futures contracts by their terms call for actual delivery or acceptance of financial instruments, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching financial futures contracts (same exchange, underlying security or currency and delivery month). If the offsetting purchase price is less than the Fund's original sale price, the Fund realizes a gain, or if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the Fund's original purchase price, the Fund realizes a gain, or if it is less, the Fund realizes a loss. The Fund's transaction costs must also be included in these calculations. The Fund will pay a commission in connection with each purchase or sale of financial futures contracts, including a closing transaction.

      At the time the Fund enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or U.S. Government securities, known as "initial margin." The margin required for a financial futures contract is set by the board of trade or exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the financial futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on its initial margin deposits. Each day, the futures contract is valued at the official settlement price of the board of trade or exchange on which it is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. This process is known as "mark to market." Variation margin does not represent a borrowing or lending by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the financial futures contract expired. In computing net asset value, the Fund will mark to the market its open financial futures positions.

      Successful hedging depends on the extent of correlation between the market for the underlying securities and the futures contract market for those securities or currency. There are several factors that will probably prevent this correlation from being perfect, and even a correct forecast of general interest rate, securities market or currency trades may not result in a successful hedging transaction. There are significant differences between the securities or currency markets and the futures markets which could create an imperfect correlation between the markets and which could affect the success of a given hedge. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for financial futures and debt and equity securities, including technical influences in futures trading and differences between the financial instruments being hedged and the instruments underlying the standard financial futures contracts available for trading in such respects as interest rate levels, maturities and creditworthiness of issuers. The degree of imperfection may be increased where the underlying debt securities are lower-rated, and, thus, subject to greater fluctuation in price than higher-rated securities.

      A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate, securities market or currency trends. The Fund will bear the risk that the price of the securities being hedged will not move in complete correlation with the price of the futures contracts used as a hedging instrument. Although the Adviser believes that the use of financial futures contracts will benefit the Fund, an incorrect prediction could result in a loss on both the hedged securities or currency in the Fund's portfolio and the futures position so that the Fund's return might have been better had hedging not been attempted. However, in the absence of the ability to hedge, the Adviser might have taken portfolio actions in anticipation of the same market movements with similar investment results but, presumably, at greater transaction costs. The low margin deposits required for futures transactions permit an extremely high degree of leverage. A relatively small movement in the price of instruments underlying a futures contract may result in losses or gains in excess of the amount invested.

      Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount the price of a futures contract may vary either up or down from the previous day's settlement price, at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and, therefore, does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

      Finally, although the Fund engages in financial futures transactions only on boards or trade or exchanges where there appears to be an adequate secondary market, there is no assurance that a liquid market will exist for a particular futures contract at any given time. The liquidity of the market depends on participants closing out contracts rather than making or taking delivery. In the event participants decide to make or take delivery, liquidity in the market could be reduced. In addition, the Fund could be prevented from executing a buy or sell order at a specified price or closing out a position due to limits on open positions or daily price fluctuation limits imposed by the exchanges or boards of trade. If the Fund cannot close out a position, it will be required to continue to meet margin requirements until the position is closed.

      Options on Financial Futures Contracts. The Fund may purchase and write call and put options on financial contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise, the writer of the option delivers the futures contract to the holder at the exercise price. The Fund would be required to deposit with its custodian initial and variation margin with respect to put and call options on futures contracts written by it.

      Options on futures contracts involve risks similar to the risks relating to transactions in financial futures contracts. Also, an option purchased by the Fund may expire worthless, in which case the Fund would lose the premium paid therefor.

      Other Considerations. The Fund will engage in futures and related options transactions only for bona fide hedging or speculative purposes to the extent permitted by CFTC regulations. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or which it expects to purchase. Except as stated below, the Fund's futures transactions will be entered into for traditional hedging purposes -- i.e., futures contracts will be sold to protect against a decline in the price of securities or the currency in which they are denominated that the Fund owns, or futures contracts will be purchased to protect the Fund against an increase in the price of securities or the currency in which they are denominated it intends to purchase. As evidence of this hedging intent, the Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities or assets denominated in the related currency in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

      As an alternative to literal compliance with the bona fide hedging definition, a CFTC regulation permits the Fund to elect to comply with a different test, under which the aggregate initial margin and premiums required to establish speculative positions in futures contracts and options on futures will not exceed 5 percent of the net asset value of the Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. The Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended, for maintaining its qualification as a regulated investment company for Federal income tax purposes.

      When the Fund purchases a futures contract, writes a put option thereon or purchases a call option thereon, an amount of cash or high grade, liquid debt securities (i.e., securities rated in one of the top three ratings categories by Moody's Investors Service, Inc. or Standard & Poor's Corporation) will be deposited in a segregated account with the Fund's custodian which is equal to the underlying value of the futures contract reduced by the amount of initial and variation margin held in the account of its broker.

      Options Transactions. The Fund may write listed and over-the-counter covered call options and covered put options on securities in order to earn additional income from the premiums received. In addition, the Fund may purchase listed and over-the-counter call and put options. The extent to which covered options will be used by the Fund will depend upon market conditions and the availability of alternative strategies. The Fund may write listed covered and over-the-counter call and put options on up to 100% of its net assets.

      The Fund will write listed and over-the-counter call options only if they are "covered", which means that the Fund owns or has the immediate right to acquire the securities underlying the options without additional cash consideration upon conversion or exchange of other securities held in its portfolio. A call option written by the Fund will also be "covered" if the Fund holds on a share-for-share basis a covering call on the same securities where
(i) the exercise price of the covering call held is equal to or less than the exercise price of the call written or the difference is maintained by the Fund in cash or high grade, liquid debt obligations in a segregated account with the Fund's custodian, and (ii) the covering call expires at the same time as the call written. If a covered call option is not exercised, the Fund would keep both the option premium and the underlying security. If the covered call option written by the Fund is exercised and the exercise price, less the transaction costs, exceeds the cost of the underlying security, the Fund would realize a gain in addition to the amount of the option premium it received. If the exercise price, less transaction costs, is less than the cost of the underlying security, the Fund's loss would be reduced by the amount of the option premium.

      The Fund will write a covered put option only with respect to securities it intends to acquire for the Fund's portfolio and will maintain in a segregated account with the Fund's custodian cash or high grade, liquid debt securities with a value equal to the price at which the underlying security may be sold to the Fund in the event the put option is exercised by the purchaser. The Fund can also write a "covered" put option by purchasing on a share-for-share basis a put on the same security as the put written by the Fund if the exercise price of the covering put held is equal to or greater than the exercise price of the put written and the covering put expires at the same time as or later than the put written.

      In writing listed and over-the-counter covered put options on securities, the Fund would earn income from the premiums received. If a covered put option is not exercised, the Fund would keep the option premium and the assets maintained to cover the option. If the option is exercised and the exercise price, including transaction costs, exceeds the market price of the underlying security, the Fund would realize a loss, but the amount of the loss would be reduced by the amount of the option premium.

      If the writer of an exchange-traded option wishes to terminate its obligation prior to exercise, it may effect a "closing purchase transaction". This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the Fund's position will be offset by the Options Clearing Corporation. The Fund may not effect a closing purchase transaction after it has been notified of the exercise of an option. There is no guarantee that a closing purchase transaction can be effected. Although the Fund will generally write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular option or at any particular time, and for some options no secondary market on an exchange may exist.

      In the case of a written call option, effecting a closing transaction will permit the Fund to write another call option on the underlying security with either a different exercise price, expiration date or both. In the case of a written put option, it will permit the Fund to write another put option to the extent that the exercise price thereof is secured by deposited cash or securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

      The Fund will realize a gain from a closing transaction if the cost of the closing transaction is less than the premium received from writing the option. The Fund will realize a loss from a closing transaction if the cost of the closing transaction is more than the premium received for writing the option. However, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

      Over-the-Counter Options. The Fund may engage in options transactions on exchanges and in the over-the-counter markets. In general, exchange-traded options are third-party contracts (i.e., performance of the parties' obligations is guaranteed by an exchange or clearing corporation) with standardized strike prices and expiration dates. Over-the-counter ("OTC") transactions are two-party contracts with price and terms negotiated by the buyer and seller. The Fund will acquire only those OTC options for which the Adviser believes the Fund can receive on each business day at least two separate bids or offers (one of which will be from an entity other than a party to the option) or those OTC options valued by an independent pricing service. The Fund will write and purchase OTC options only with member banks of the Federal Reserve System and primary dealers in U.S. Government securities or their affiliates. The Securities and Exchange Commission (the "SEC") takes the position that OTC options are illiquid securities subject to the Fund's 15% limitation on illiquid securities. The SEC allows the Fund to exclude from the 15% limitation on illiquid securities a portion of the value of the OTC options written by the Fund, provided that certain conditions are met. First, the other party to the OTC options has to be a primary U.S. Government securities dealer designated as such by the Federal Reserve Bank. Second, the Fund would have an absolute contractual right to repurchase the OTC options at a formula price. If the above conditions are met, a Fund must treat as illiquid only that portion of the OTC option's value (and the value of its underlying securities) which is equal to the formula price for repurchasing the OTC option, less the OTC option's intrinsic value.

      Government Securities. Certain U.S. Government securities, including U.S. Treasury bills, notes and bonds, and Government National Mortgage Association certificates ("Ginnie Maes"), are supported by the full faith and credit of the United States. Certain other U.S. Government securities, issued or guaranteed by Federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of the Federal Home Loan Mortgage Corporation ("Freddie Macs"), and obligations supported by the credit of the instrumentality, such as Federal National Mortgage Association Bonds ("Fannie Maes"). No assurance can be given that the U.S. Government will provide financial support to such Federal agencies, authorities, instrumentalities and government sponsored enterprises in the future.

      Ginnie Maes, Freddie Macs and Fannie Maes are mortgage-backed securities which provide monthly payments which are, in effect, a "pass-through" of the monthly interest and principal payments (including any prepayments) made the by individual borrowers on the pooled mortgage loans. Collateralized mortgage obligations ("CMOs") in which the Fund may invest are securities issued by a U.S. Government instrumentality that are collateralized by a portfolio of mortgages or mortgage-backed securities. Mortgage-backed securities may be less effective than traditional debt obligations of similar maturity at maintaining yields during periods of declining interest rates.

      Forward Foreign Currency Transactions. The foreign currency exchange transactions of the Fund may be conducted on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market. The Fund may also deal in forward foreign currency exchange contracts involving currencies of the different countries in which it will invest as a hedge against possible variations in the foreign exchange rate between these currencies. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. The Fund's dealings in forward foreign currency exchange contracts will be limited to hedging either specified transactions or portfolio positions. Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities denominated in foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in such foreign currencies. The Fund will not attempt to hedge all of its foreign portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by the Adviser. The Fund will not engage in speculative forward foreign currency exchange transactions.

      If the Fund purchases a forward contract, its custodian bank will segregate cash or high grade, liquid debt securities in a separate account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of such forward contract. Those assets will be valued at market daily and if the value of the securities in the separate account declines, additional cash or securities will be placed in the account so that the value of the account will be equal to the amount of the Fund's commitment with respect to such contracts.

      Hedging against a decline in the value of currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency rises. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

      The cost to the Fund of engaging in foreign currency exchange transactions varies with such factors as the currency involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency are usually conducted on a principal basis, no fees or commissions are involved.

      Foreign Securities. Investments in foreign securities may involve risk and considerations not present in domestic investments. Since foreign securities generally may be quoted and pay interest or dividends in foreign currencies, the value of the assets of the Fund as measured in U.S. dollars will be affected favorably or unfavorably by changes in the relationship of the U.S. dollar and other currency rates. The Fund may incur costs in connection with the conversion of foreign currencies into U.S. dollars and may be adversely affected by restrictions on the conversion or transfer of foreign currencies. In addition, there may be less publicly available information about foreign companies than U.S. companies. Foreign companies may not be subject to accounting, auditing, and financial reporting standards, practices and requirements comparable to those applicable to U.S.
companies.

      Foreign securities markets, while growing in volume, have for the most part substantially less volume than U.S. securities markets and securities of foreign companies are generally less liquid and at times their prices may be more volatile than securities of comparable U.S. companies. Foreign stock exchanges, brokers and listed companies are generally subject to less government supervision and regulation than those in the U.S. The customary settlement time for non-U.S. securities is less frequent than in the U.S., which could affect the liquidity of the Fund's investments.

      The Fund may invest in companies located in developing countries which, compared to the U.S. and other developed countries, may have relatively unstable governments, economies based on only a few industries and securities markets which trade only a small number of securities. Prices on exchanges located in developing countries tend to be volatile and, in the past, securities traded on those exchanges have offered a greater potential for gain (and loss) than securities traded on exchanges in the U.S. and more developed countries.

      In some countries, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions or other adverse political, social or diplomatic developments that could affect investments in these countries.

      Short Sales. The Fund may engage in short sales in order to profit from an anticipated decline in the value of a security. The Fund may also engage in short sales to attempt to limit its exposure to a possible market decline in the value of its portfolio securities through short sales of securities which the Adviser believes possess volatility characteristics similar to those being hedged. To effect such a transaction, the Fund must borrow the security sold short to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. Until the security is replaced, the Fund is required to pay to the lender any accrued interest and may be required to pay a premium.

      The Fund will realize a gain if the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security. On the other hand, the Fund will incur a loss as a result of the short sale if the price of security increases between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or interest the Fund may be required to pay in connection with a short sale. The successful use of short selling as a hedging device may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

      Under applicable guidelines of the staff of the Securities and Exchange Commission, if the Fund engages in short sales of the type referred to in non-fundamental Investment Restriction No. (b) below, it must put in a segregated account (not with the broker) an amount of cash or U.S. Government securities equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) any cash or U.S. Government securities required to be deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale). In addition, until the Fund replaces the borrowed security, it must daily maintain the segregated account at such a level that (1) the amount deposited in it plus the amount deposited with the broker as collateral will equal the current market value of the securities sold short, and (2) the amount deposited in it plus the amount deposited with the broker as collateral will not be less than the market value of the securities at the time they were sold short.

      Short selling may produce higher than normal portfolio turnover which may result in increased transaction costs to the Fund and may result in gains from the sale of securities deemed to have been held for less than three months, which gains must be less than 30% of the Fund's gross income in order for the Fund to qualify for regulated investment company pass-through tax treatment under the Internal Revenue Code of 1986, as amended.

      The Fund does not intend to enter into short sales (other than those "against the box") if immediately after such sale the aggregate of the value of all collateral plus the amount in such segregated account exceeds the value of 5% of the Fund's net assets. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions. The following investment restrictions will not be changed without approval of a majority of the Fund's outstanding voting securities which, as used in the Prospectus and this Statement of Additional Information means approval by the lesser of (1) 67% or more of the Fund's outstanding shares represented at a meeting if at least 50% of the Fund's outstanding shares are present in person or by proxy at the meeting, or (2) 50% of the Fund's outstanding shares.

      The Fund may not:

      (1) Issue senior securities, except as permitted by paragraph (2) below. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the purchase or sale of options, futures contracts and options on futures contracts, interest rate or currency swaps, forward commitments, forward foreign currency exchange contracts and repurchase agreements entered into in accordance with the Fund's investment policies, and the pledge, mortgage or hypothecation of the Fund's assets within the meaning of paragraph (3) below are not deemed to be senior securities.

      (2) Borrow money, except from banks as a temporary measure for extraordinary or emergency purposes, except pursuant to reverse repurchase agreements, in amounts not to exceed 33-1/3% of the Fund's total assets (including the amount borrowed) taken at market value.

      (3) Pledge, mortgage, or hypothecate its assets, except to secure indebtedness permitted by paragraph (2) above and then only if such pledging, mortgaging or hypothecating does not exceed 33-1/3% of the Fund's total assets taken at market value.

      (4) Act as an underwriter, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933.

      (5) Purchase or sell real estate or any interest therein, except that the Fund may invest in securities secured by real estate or marketable interests therein or issued by companies that invest in real estate or interests therein and may retain or sell real estate acquired due to the ownership of securities.

      (6) Make loans, except that the Fund may (a) lend portfolio securities in an amount that does not exceed 33-1/3% of such Fund's total assets; (b) enter into repurchase agreements; and (c) purchase bank certificates of deposit, bank loan participation agreements, bankers' acceptances or all or a portion of an issue of debt securities, whether or not the purchase is made upon the original issuance of the securities.

      (7) Invest in commodities or commodity contracts or in puts, calls, or combinations of both, except financial futures contracts, options on securities, securities indices, currency and other financial instruments, options on futures contracts, forward foreign currency exchange contracts, forward commitments, interest rate or currency swaps, warrants and repurchase agreements entered into in accordance with the Fund's investment policies.

      (8) Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after such purchase, the value of the Fund's investments in such industry would exceed 25% of its total assets taken at market value at the time of each investment. For purposes of this restriction, telephone, water, gas and electric public utilities are each regarded as separate industries and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parent. This limitation does not apply to investments by the Fund in obligations of the U.S. Government or any of its agencies or instrumentalities.

      In connection with the lending of portfolio securities under item (6) above, such loans must at all times be fully collateralized and the Fund's custodian must take possession of the collateral either physically or in book entry form. Securities used as collateral must be marked to market daily.

      Notwithstanding the foregoing fundamental investment restrictions, or any investment policy or non-fundamental investment restriction of the Fund, the Fund may invest all or part of its assets in an open-end management investment company with substantially the same investment objectives, policies and restrictions as the Fund.

      Non-fundamental Investment Restrictions. The following restrictions are designated as non-fundamental and may be changed by the Board of Trustees without shareholder approval.

      The Fund may not:

      (a) Participate on a joint or joint-and-several basis in any securities trading account. The "bunching" of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the Adviser to save commissions or to average prices among them is not deemed to result in a securities trading account.

      (b) Make short sales of securities or maintain a short position unless (i) at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issuer as, and equal in amount to, the securities sold short; (ii) for the purpose of hedging the Fund's exposure to an actual or anticipated market decline in the value of its investments; or (iii) in order to profit from an anticipated decline in the value of a security.

      (c) Purchase a security if, as a result, (i) more than 10% of the Fund's assets would be invested in securities of closed-end investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one such closed-end investment company being held by the Fund, or (iii) more than 5% of the Fund's assets would be invested in any one such closed-end investment company.

      (d) Purchase securities of any issuer which, together with any predecessor, has a record of less than three years' continuous operations prior to the purchase if such purchase would cause investments of the Fund in all such issuers to exceed 5% of the value of the total assets of the Fund.

      (e) Invest for the purpose of exercising control over or management of any company.

      (f) Purchase warrants of any issuer, if, as a result of such purchases, more than 2% of the value of the Fund's total assets would be invested in warrants which are not listed on the New York Stock Exchange or the American Stock Exchange or more than 5% of the value of the total assets of the Fund would be invested in warrants generally, whether or not so listed. For these purposes, warrants are to be valued at the lesser of cost or market, but warrants acquired by the Fund in units with or attached to debt securities shall be deemed to be without value.

      (g) Knowingly purchase or retain securities of an issuer if one or more of the Trustees or officers of the Trust or directors or officers of the Adviser or any investment management subsidiary of the Adviser individually owns beneficially more than 0.5% and together own beneficially more than 5% of the securities of such issuer.

      (h) Purchase interests in oil, gas or other mineral leases or exploration programs; however, this policy will not prohibit the acquisition of securities of companies engaged in the production or transmission of oil, gas or other minerals.

      (i)   Purchase interests in real estate limited partnerships.

      (j) Purchase any security, including any repurchase agreement maturing in more than seven days, which is not readily marketable, if more than 15% of the net assets of the Fund, taken at market value, would be invested in such securities.

      (k) Purchase securities while outstanding borrowings, other than reverse repurchase agreements, exceed 5% of the Fund's total assets.

      (l) Notwithstanding any investment restriction to the contrary, the Fund may, in connection with the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees/Directors, purchase securities of other investment companies within the John Hancock Group of Funds provided that, as a result, (i) no more than 10% of the Fund's assets would be invested in securities of all other investment companies, (ii) such purchase would not result in more than 3% of the total outstanding voting securities of any one such investment company being held by the Fund and (iii) no more than 5% of the Fund's assets would be invested in any one such investment company.

      In order to permit the sale of shares of the Fund in certain states, the Trustees may, in their sole discretion, adopt restrictions or investment policies more restrictive than those described above. Should the Trustees determine that any such more restrictive policy is no longer in the best interest of the Fund and its shareholders, the Fund may cease offering shares in the state involved and the Trustees may revoke such restrictive policy. Moreover, if the states involved shall no longer require any such restrictive policy, the Trustees may, at their sole discretion, revoke such policy.

      If a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value of the Fund's assets will not be considered a violation of the restriction.

      The Fund agrees that, in accordance with the guidelines of the Arkansas Securities Department and the statutes of the State of Wisconsin, until such guidelines and statutes no longer require, it will not purchase securities (excluding restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 that have been determined by the Trustees to be liquid based upon the trading markets for the securities) of issuers which the Fund is restricted from selling to the public without registration under the Securities Act of 1933 if by any reason thereof the value of its aggregate investment in such classes of securities will exceed 10% of its total assets.

      The Fund agrees that, in accordance with Texas Blue Sky Regulations, until such regulations no longer require, the value of securities of any one issuer in which the Fund is short may not exceed the lesser of 2% of the value of the Fund's net assets or 2% of the securities of any class of any such issuer.

The Fund agrees that, in accordance with the Ohio Securities Division and until such regulations are no longer required, it will comply with Rule 1301:6-3-09(E)(9) by not investing in the securities of other open-end and closed-end investment companies except by purchase in the open market where no commission or profit to a sponsor or dealer results from the purchase other than the customary broker's commission, or except when the purchase is part of a plan of merger, consolidation, reorganization or acquisition.

THOSE RESPONSIBLE FOR MANAGEMENT

      The business of the Fund is managed by its Trustees who elect officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Trustees. Several of the officers and Trustees of the Trust are also officers and Directors of the Adviser, or officers or Directors of the Fund's principal distributor, John Hancock Funds, Inc.
("John Hancock Funds").

      The following table sets forth the principal occupation of the Trustees and principal officers of the Trust during the past five years. Unless otherwise indicated, the business address of each is 101 Huntington Avenue, Boston, Massachusetts 02199.

                           Position(s) Held   Principal Occupation(s)
  Name and Address         With Registrants   During Past 5 Years
  ----------------         ----------------   -------------------

 *Edward J. Boudreau, Jr.  Chairman (3,4)     Chairman and Chief Executive
                                              Officer, the Adviser and The
                                              Berkeley Financial Group
                                              ("The Berkeley Group");
                                              Chairman, NM Capital
                                              Management, Inc. ("NM
                                              Capital"); John Hancock
                                              Advisers International
                                              Limited ("Advisers
                                              International"); John Hancock
                                              Funds, Inc., ("John Hancock
                                              Funds"); John Hancock
                                              Investor Services Corporation
                                              ("Investor Services") and
                                              Sovereign Asset Management
                                              Corporation ("SAMCorp")
                                              (herein after the Adviser,
                                              The Berkeley Group, NM
                                              Capital, Advisers
                                              International, John Hancock
                                              Funds, Investor Services and
                                              SAMCorp are collectively
                                              referred to as the
                                              "Affiliated Companies");
                                              Chairman, First Signature
                                              Bank & Trust; Director, John
                                              Hancock Freedom Securities
                                              Corp., John Hancock Capital
                                              Corp., New England/Canada
                                              Business Council; Member,
                                              Investment Company Institute
                                              Board of Governors; Director,
                                              Asia Strategic Growth Fund,
                                              Inc.; Trustee, Museum of
                                              Science; President, the
                                              Adviser (until July 1992);
                                              Chairman, John Hancock
                                              Distributors, Inc. until
                                              April 1994.

------------
*Trustee may be deemed to be an "interested person" of the Trust as defined in the Investment Company Act of 1940.
(1)   Member of the Audit Committees of the Trusts.
(2)   Member of the Committees on Administration of the Trusts.
(3)   Member  of  the  Executive   Committee  of  each  Trust.  The  Executive
      Committee may generally exercise most powers of the Trustees between regularly scheduled meetings of the Board of Trustees.
(4)   Member of the Investment Committee of the Adviser.

                           Position(s) Held   Principal Occupation(s)
  Name and Address         With Registrants   During Past 5 Years
  ----------------         ----------------   -------------------

  Douglas M. Costle        Trustee (1, 2)     Director, Chairman of the
  RR2 Box 480                                 Board and Distinguished
  Woodstock, Vermont                          Senior Fellow, Institute for
  05091                                       Sustainable Communities,
                                              Montpelier, Vermont, since 1991.
                                              Dean Vermont Law School, until
                                              1991. Director, Air and Water
                                              Technologies Corporation
                                              (environmental services and
                                              equipment), Niagara Mohawk Power
                                              Company (electric services) and
                                              MITRE Corporation (governmental
                                              consulting services).

  Leland O. Erdahl         Trustee (1, 2)     President and Director of
  8046 Mackenzie Court                        Nature Quality Ingredients
  Las Vegas, NV  89129                        Company, Inc. and Sante Fe
                                              Ingredients Company, Inc.,
                                              private food processing
                                              companies. Director of
                                              Uranium Resources, Inc.
                                              President of Stolar, Inc.
                                              from 1987 to 1991 and
                                              President of Albuquerque
                                              Uranium Corporation from
                                              1985 to 1992.  Director of
                                              Freeport-McMoRan Copper &
                                              Gold Company, Inc., Hecla
                                              Mining Company, Canyon
                                              Resources Corporation and
                                              Original Sixteen to One
                                              Mines, Inc.  From 1984 to
                                              1987 and 1991, management
                                              consultant.

  Richard A. Farrell       Trustee(1, 2)      President of Farrell, Healer
  Venture Capital Partners                    & Co., a venture capital
  160 Federal Street                          management firm, since
  23rd Floor                                  1980.  Prior to that date,
  Boston, MA  02110                           Mr. Farrell headed the
                                              venture capital group at
                                              Bank of Boston Corporation.

-----------
*Trustee may be deemed to be an "interested person" of the Trust as defined in the Investment Company Act of 1940.
(1)   Member of the Audit Committees of the Trusts.
(2)   Member of the Committees on Administration of the Trusts.
(3)   Member  of  the  Executive   Committee  of  each  Trust.  The  Executive
      Committee may generally exercise most powers of the Trustees between regularly scheduled meetings of the Board of Trustees.
(4)   Member of the Investment Committee of the Adviser.

                           Position(s) Held   Principal Occupation(s)
Name and Address           With Registrants   During Past 5 Years
----------------           ----------------   -------------------

William F. Glavin          Trustee (1, 2)     President, Babson College;
Babson College                                Vice Chairman, Xerox
Horn Library                                  Corporation until June
Babson Park, MA 02157                         1989.  Director, Caldor Inc.
                                              and Inco Ltd.

Dr. John A. Moore          Trustee (1, 2)     President and Chief
Institute for Evaluating                      Executive Officer, Institute
Health Risks                                  for Evaluating Health Risks,
1629 K Street NW                              a nonprofit institution,
Suite 402                                     since September 1989.
Washington, DC  20006                         Assistant Administrator of
                                              the Office of Pesticides and
                                              Toxic Substances at the
                                              Environmental Protection
                                              Agency from December 1983 to
                                              July 1989.

Patti McGill Peterson      Trustee (1, 2)     President, St. Lawrence
St. Lawrence University                       University;  Director,
110 Vilas Hall                                Niagara Mohawk Power
Canton, NY  13617                             Corporation and Security
                                              Mutual Life.

John W. Pratt              Trustee (1, 2)     Professor of Business
2 Gray Gardens East                           Administration at Harvard
Cambridge, MA  02138                          University Graduate School
                                              of Business Administration
                                              (Since 1961).

Robert G. Freedman         Vice Chairman and  Vice Chairman and Chief
                           Chief Investment   Investment Officer, the
                           Officer (4)        Adviser; President (until
                                              December 1994).

-----------
*Trustee may be deemed to be an "interested person" of the Trust as defined in the Investment Company Act of 1940.
(1)   Member of the Audit Committees of the Trusts.
(2)   Member of the Committees on Administration of the Trusts.
(3)   Member  of  the  Executive   Committee  of  each  Trust.  The  Executive
      Committee may generally exercise most powers of the Trustees between regularly scheduled meetings of the Board of Trustees.
(4)   Member of the Investment Committee of the Adviser.

                          Position(s) Held    Principal Occupation(s)
Name and Address          With Registrants    During Past 5 Years
----------------          ----------------    -------------------

Anne C. Hodsdon           President (4)       President and Chief
                                              Operating Officer, the
                                              Adviser; Executive Vice
                                              President, the Adviser
                                              (until December 1994);
                                              Senior Vice President; the
                                              Adviser (until December
                                              1993).

James B. Little           Senior Vice         Senior Vice President, the
                          President, Chief    Adviser.
                          Financial Officer

Thomas H. Drohan          Senior Vice         Senior Vice President and
                          President and       Secretary, the Adviser.
                          Secretary

John A. Morin             Vice President      Vice President, the Adviser.

Susan S. Newton           Vice President,     Vice President and Assistant
                          Assistant           Secretary, the Adviser.
                          Secretary and
                          Compliance Officer

James J. Stokowski        Vice President and  Vice President, the Adviser.
                          Treasurer

-----------
*Trustee may be deemed to be an "interested person" of the Trust as defined in the Investment Company Act of 1940.
(1)   Member of the Audit Committees of the Trusts.
(2)   Member of the Committees on Administration of the Trusts.
(3)   Member  of  the  Executive   Committee  of  each  Trust.  The  Executive
      Committee may generally exercise most powers of the Trustees between regularly scheduled meetings of the Board of Trustees.
(4)   Member of the Investment Committee of the Adviser.

      All of the officers listed are officers or employees of the Adviser or Affiliated Companies. Some of the Trustees and officers may also be officers and/or directors and/or Trustees of one or more of the other funds for which John Hancock Advisers, Inc. serves as Adviser.

      The following table provides information regarding the compensation paid by the Funds and the other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services. Mr. Boudreau and each of the officers of the Funds are interested persons of the Adviser, are compensated by the Adviser and received no compensation for the Funds for their services.




                                                                             Total
                                      Pension or                             Compensation
                                      Retirement                             from Funds
                      Aggregate       Benefits             Estimated         and John
                      Compensation    Accrued as           Annual            Hancock Fund
Independent           from the        Part of the          Benefits Upon     Complex to
Trustees              Fund*           Fund's Expenses*     Retirement        Trustees(1)
--------              -----------     ----------------     -------------     -----------
                                                                             (Total of 12
                                                                              Funds)

William Barron,       $ 4,239         $     -               $    -             $ 41,750
III**
Douglas M. Costle     $ 4,239               -                    -               41,750

Leland O. Erdahl      $ 4,239               -                    -               41,750

Richard A.            $ 4,396               -                    -               43,250
Farrell

William F. Glavin     $ 1,240          2,599                     -               37,500

Patrick Grant**       $ 4,447              -                     -               43,750

Ralph Lowell,         $ 4,239              -                     -               41,750
Jr.**
Dr. John A. Moore     $ 4,239              -                     -               41,750

Patti McGill          $ 4,239              -                     -               41,750
Peterson

John W. Pratt         $ 4,239              -                     -               41.750
                      -------         ------                ------               ------

                      $39,756         $2,599                $    -            $ 416,750



*Compensation made for the fiscal year ended October 31, 1995.

**As of January 1, 1996, Messrs. Barron, Grant and Lowell resigned as
Trustees.

(1)The total compensation paid by the John Hancock Fund Complex to the Independent Trustees is as of the calendar year ended December 31, 1995.

      As of the January 31, 1996, the officers and Trustees of the Trust as a group owned less than 1% of the outstanding shares of each class of the Fund and to the knowledge of the registrant, no persons owned of record or beneficially 5% or more of any class of registrant's outstanding securities.

INVESTMENT ADVISORY AND OTHER SERVICES

      The investment adviser for the Fund is John Hancock Advisers, Inc., a Massachusetts corporation (the "Adviser"), with offices at 101 Huntington Avenue, Boston, Massachusetts 02199-7603. The Adviser is a registered investment advisory firm which maintains a securities research department, the efforts of which will be made available to the Fund.

      The Adviser was organized in 1968 and presently has more than $16 billion in assets under management in its capacity as investment adviser to the Fund and the other mutual funds and publicly traded investment companies in the John Hancock group of funds having approximately 1,080,000 shareholders. The Adviser is an affiliate of the Life Company, one of the most recognized and respected financial institutions in the nation. With total assets under management of more than $80 billion, the Life Company is one of the ten largest life insurance companies in the United States, and carries high ratings from Standard & Poor's and A.M. Best's. Founded in 1862, the Life Company has been serving clients for over 130 years.

      The Trust, on behalf of the Fund, has entered into an advisory agreement with the Adviser, under which the Adviser provides the Fund with (i) a continuous investment program, consistent with the Fund's stated investment objective and policies, (ii) supervision of all aspects of the Fund's operations except those that are delegated to a custodian, transfer agent or other agent and (iii) such executive, administrative and clerical personnel, officers and equipment as are necessary for the conduct of its business.

      Under the terms of the advisory agreement with the Fund, the Adviser provides the Fund with office space, supplies and other facilities required for the business of the Fund. The Adviser pays the compensation of all officers and employees of the Trust, and pays the expenses of clerical services relating to the administration of the Fund. All expenses which are not specifically paid by the Adviser and which are incurred in the operation of the Fund (including fees of Trustees of the Trust who are not "interested persons," as such term is defined in the Investment Company Act) are borne by the Fund.

      The Fund pays the Adviser monthly an advisory fee, which is accrued daily, based on a stated percentage of the Fund's average daily net asset value as follows: .80% on the first $500 million of average daily net assets of the Fund,
 .75% on the next $500 million of average net assets and .70% of average net assets in excess of $1 billion.

      If the total of all ordinary business expenses of the Fund for any fiscal year exceeds the limitations prescribed by any state in which shares of the Fund are qualified for sale, the fee payable to the Adviser will be reduced to the extent of such excess and the Adviser will make any additional arrangements necessary to eliminate remaining excess expenses. At this time, the most restrictive limit on expenses imposed by a state requires that expenses charged to the Fund in any fiscal year not exceed 2-1/2% of the first $30,000,000 of the Fund's average net assets, 2% of the next $70,000,000 of such net assets, and 1-1/2% of the remaining average net assets. When calculating the above limit, the Fund may exclude interest, brokerage commissions and extraordinary expenses.

      Pursuant to the advisory agreement, the Adviser is not liable to the Fund or its shareholders for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the investment management contract relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under the investment management contract.

      The advisory agreement was last approved May 1, 1995 and will continue in effect year to year thereafter if approved annually by vote of a majority of the Trustees of the Trust who are not interested persons of one of the parties to the contract, cast in person at a meeting called for the purpose of voting on such approval, and by either the Trustees or the holders of a majority of the Fund's outstanding voting securities. The agreement will automatically terminate upon assignment. The agreement may be terminated without penalty on 60 days' notice at the option of either party to the contract or by vote of a majority of the outstanding voting securities of the Fund.

      For the fiscal year ended October 31, 1995, the Fund paid the Adviser an investment advisory fee of $1,870,771.

DISTRIBUTION CONTRACT

The Fund has entered into a distribution contract with John Hancock Funds. Under the contract, John Hancock Funds is obligated to use its best efforts to sell shares of each class of the Fund. Shares of the Fund are also sold by selected broker-dealers (the "Selling Brokers") which have entered into selling agency agreements with John Hancock Funds. John Hancock Funds accepts orders for the purchase of the shares of the Fund which are continually offered at net asset value next determined plus an applicable sales charge, if any. In connection with the sale of Class A or Class B shares, John Hancock Funds and Selling Brokers receive compensation in the form of a sales charge imposed, in the case of Class A shares at the time of sale or, in the case of Class B shares, on a deferred basis. The sales charges are discussed further in the Prospectus.

The Fund's Trustees have adopted Distribution Plans with respect to Class A and Class B shares ("the "Plans"), pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plans, the Fund will pay distribution and service fees at an aggregate annual rate of up to 0.30% and 1.00% respectively, of the Fund's daily net assets attributable to shares of that class. However, the service fee will not exceed 0.25% of the Fund's average daily net assets attributable to each class of shares. The distribution fees reimburse John Hancock Funds for its distribution costs incurred in the promotion of sales of Fund shares, and the service fees compensate Selling Brokers for providing personal and account maintenance services to shareholders. In the event that John Hancock Funds is not fully reimbursed for expenses incurred by it under the Class B Plan in any fiscal year, John Hancock Funds may carry these expenses forward, provided, however, that the Trustees may terminate the Class B Plan and thus the Fund's obligation to make further payments at any time. Accordingly, the Fund does not treat unreimbursed expenses relating to the Class B shares as a liability of the Fund. The Plans were approved by a majority of the voting securities of the Fund. The Plans and all amendments were approved by the Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plans (the "Independent Trustees"), by votes cast in person at meetings called for the purpose of voting on such Plans.

Pursuant to the Plans, at least quarterly, John Hancock Funds provides the Fund with a written report of the amounts expended under the Plans and the purpose for which these expenditures were made. The Trustees review these reports on a quarterly basis.

During the fiscal year ended October 31, 1995, the Funds paid John Hancock Funds the following amounts of expenses with respect to the Class A and Class B shares of the Fund:


                                                  Expense Items
                                                  -------------

                                            Printing and                        Expenses     Interest,
                                             Mailing of        Compensation     of John     Carrying or
                                           Prospectus to        to Selling      Hancock    Other Finance
                        Advertising       New Shareholders       Brokers         Funds        Charges
                        -----------       ----------------       -------         -----        -------
Special Opportunities
---------------------
Class A shares           $ 56,577              $4,108            $102,392        $133,915     $     0
Class B shares           $112,118              $    0            $372,081        $294,995     $569,564


Each of the Plans provides that it will continue in effect only so long as its continuance is approved at least annually by a majority of both the Trustees and the Independent Trustees. Each of the Plans provides that it may be terminated without penalty, (a) by vote of a majority of the Independent Trustees, (b) by a vote of a majority of the Fund's outstanding shares of the applicable class in each case upon 60 days' written notice to John Hancock Funds and (c) automatically in the event of assignment. Each of the Plans further provides that it may not be amended to increase the maximum amount of the fees for the services described therein without the approval of a majority of the outstanding shares of the class of the Fund which has voting rights with respect to the Plan. And finally, each of the Plans provides that no material amendment to the Plan will, in any event, be effective unless it is approved by a vote of the Trustees and the Independent Trustees of the Fund. The holders of Class A and Class B shares have exclusive voting rights with respect to the Plan applicable to their respective class of shares. In adopting the Plans the Trustees concluded that, in their judgment, there is a reasonable likelihood that the Plans will benefit the holders of the applicable class of shares of the Fund.

When the Trust seeks an Independent Trustee to fill a vacancy or as a nominee for election by shareholders, the selection or nomination of the Independent Trustee is, under resolutions adopted by the Trustees contemporaneously with their adoption of the Plan, committed to the discretion of the Committee on

Administration of the Trustees. The members of the Committee on Administration are all Independent Trustees and are identified in this Statement of Additional Information under the heading "Those Responsible for Management."

NET ASSET VALUE

      For purposes of calculating the net asset value ("NAV") of a Fund's shares, the following procedures are utilized wherever applicable.

      Debt investment securities are valued on the basis of valuations furnished by a principal market maker or a pricing service, both of which generally utilize electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities without exclusive reliance upon quoted prices.

      Equity securities traded on a principal exchange of NASDAQ National Market Issues are generally valued at last sale price on the day of valuation. Securities in the aforementioned categories for which no sales are reported and other securities traded over-the-counter are generally valued at the mean between the mean between the current closing bid and asked prices.

      Short-term debt investments which have a remaining maturity of 60 days or less are generally valued at amortized cost which approximates market value. If market quotations are not readily available or if in the opinion of the Adviser any quotation or price is not representative of true market value, the fair value of the security may be determined in good faith in accordance with procedures approved by the Trustees.

      Any assets or liabilities expressed in terms of foreign currencies are translated into U.S. dollars by the custodian bank based on London currency exchange quotations as of 5:00 p.m., London time (12:00 noon, New York time) on the date of any determination of a Fund's NAV.

      A Fund will not price its securities on the following national holidays:
New Year's Day; Presidents' Day, Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day; and Christmas Day. On any day an international market is closed and the New York Stock Exchange is open, any foreign securities will be valued at the prior day's close with the current day's exchange rate. Trading of foreign securities may take place on Saturdays and U.S. business holidays on which a Fund's NAV is not calculated. Consequently, a Fund's portfolio securities may trade and the NAV of the Fund's redeemable securities may be significantly affected on days when a shareholder has no access to the Fund.

INITIAL SALES CHARGE ON CLASS A SHARES

      The sales charges applicable to purchases of Class A shares of the Fund are described in the Fund's Prospectus. Methods of obtaining reduced sales charges referred to generally in the Prospectus are described in detail below. In calculating the sales charge applicable to current purchases of Class A shares of the Fund, the investor is entitled to cumulate current purchases with the greater of the current value (at offering price) of the Class A shares of the Fund owned by the investor, or if Investor Services is notified by the investor's dealer or the investor at the time of the purchase, the cost of the Class A shares owned.

      Combined Purchases. In calculating the sales charge applicable to purchases of Class A shares made at one time, the purchases will be combined if made by (a) an individual, his or her spouse and their children under the age of 21, purchasing securities for his or their own account, (b) a trustee or other fiduciary purchasing for a single Fund, estate or fiduciary account, and (c) certain groups of four or more individuals making use of salary deductions or similar group methods of payment whose funds are combined for the purchase of mutual fund shares. Further information about combined purchases, including certain restrictions on combined group purchases, is available from Investor Services or a Selling Broker's representative.

      Without Sales Charge. As described in the Prospectus, Class A shares of the Fund may be sold without a sales charge to persons described in the Prospectus.

      Accumulation Privilege. Investors (including investors combining purchases) who are already Class A shareholders may also obtain the benefit of the reduced sales charge by taking into account not only the amount then being invested but also the purchase price or value of the Class A shares already held by such persons.

      Combination Privilege. Reduced sales charges (according to the schedule set forth in the Prospectus) also are available to an investor purchasing Class A shares based on the aggregate amount of his concurrent and prior investments in Class A shares of the Fund and shares of all other John Hancock funds which carry a sales charge.

      Letter of Intention. Reduced sales charges are also applicable to investments in Class A shares made over a specified period pursuant to a Letter of Intention ("LOI"), which should be read carefully prior to its execution by an investor. The Fund offers two options regarding the specified period for making investments under the LOI. All investors have the option of making their investments over a period of thirteen months. Investors who are using the Fund as a funding medium for a qualified retirement plan, however, may opt to make the necessary investments called for by the LOI over a 48 month period. These qualified retirement plans include group IRA's, SEP, SARSEP, TSA, 401(k) plans, and Section 457 plans. Such an investment (including accumulations and combinations) must aggregate $25,000 or more invested during the specified period from the date of the Letter or from a date within ninety days prior thereto, upon written request to Investor Services. The sales load applicable to all amounts invested under the LOI is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, the difference in the sales load actually paid and the sales load payable had the LOI not been in effect is due from the investor. However, for the purchases actually made in with the specified period (either 13 or 48 months), the sales load applicable will not be higher than that which would have been applied (including accumulations and combinations) had the LOI been for the amount actually invested.

      The LOI authorizes the Investor Services to hold in escrow a number of Class A shares (approximately 5% of the aggregate) sufficient to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the thirteen-month period, at which time the escrowed Class A shares will be released. If the total investment specified in the LOI is not completed, the shares held in escrow may be redeemed and the proceeds used as required to pay such sales charge as may be due. By signing the LOI, the investor authorizes Investor Services to act as his or her attorney-in-fact to redeem any escrowed Class A shares and adjust the sales charge, if necessary. A LOI does not constitute a binding commitment by an investor to purchase, or by the Fund to sell, any additional shares and may be terminated at any time.

DEFERRED SALES CHARGE ON CLASS B SHARES

      Investments in Class B shares are purchased at net asset value per share without the imposition of an initial sales charge so that the Fund will receive the full amount of the purchase payment.

      Contingent Deferred Sales Charge. Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at the rates set forth in the Prospectus as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class B shares being redeemed. Accordingly, no CDSC will be imposed on increases in account value above the initial purchase prices, including increases in account value derived from reinvestment of dividends or capital gains distributions.

      The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining this number of years, all payments during a month will be aggregated and deemed to have been made on the last day of the month.

      Proceeds from the CDSC are paid to John Hancock Funds and are used in whole or in part by John Hancock Funds to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class B shares, such as the payment of compensation to select Selling Brokers for selling Class B shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B shares without a sales charge being deducted at the time of the purchase. See the Prospectus for additional information regarding the CDSC.

SPECIAL REDEMPTIONS

      Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Trustees. When the shareholder sells portfolio securities received in this fashion, he or she would incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Fund has, however, elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, the Fund must redeem its shares for cash except to the extent that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of the Fund's net asset value at the beginning of such period.

ADDITIONAL SERVICES AND PROGRAMS

      Exchange Privilege. As described more fully in the Prospectus, the Fund permits exchanges of shares of any class of the Fund for shares of the same class in any other John Hancock fund offering that class.

      Systematic Withdrawal Plan. As described briefly in the Prospectus, the Fund permits the establishment of a Systematic Withdrawal Plan. Payments under this plan represent proceeds arising from the redemption of the Fund's shares. Since the redemption price of the shares of the Fund may be more or less than the shareholder's cost, depending upon the market value of the securities owned by the Fund at the time of redemption, the distribution of cash pursuant to this plan may result in realization of gain or loss for purposes of federal, state and local income taxes. The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional Class A or Class B shares of the Fund could be disadvantageous to a shareholder because of the sales charge payable on such purchases of Class A shares and upon redemption of Class B shares and because redemptions are taxable events. Therefore, a shareholder should not purchase Class A or Class B shares at the same time as a Systematic Withdrawal Plan is in effect. The Fund reserves the right to modify or discontinue the Systematic Withdrawal Plan of any shareholder on 30 days' prior written notice to such shareholder, or to discontinue the availability of such plan in the future. The shareholder may terminate the plan at any time by giving proper notice to Investor Services.

      Monthly Automatic Accumulation Program (MAAP). This program is explained more fully in the Prospectus. The program, as it relates to automatic investment checks, is subject to the following conditions:

      The investments will be drawn on or about the day of the month indicated.

      The privilege of making investments through the Monthly Automatic Accumulation Program may be revoked by Investor Services without prior notice if any investment is not honored by the shareholder's bank. The bank shall be under no obligation to notify the shareholder as to the non-payment of any checks.

      The program may be discontinued by the shareholder either by calling Investor Services or upon written notice to Investor Services which is received at least five (5) business days prior to the processing date of any investment.

      Reinvestment Privilege. A shareholder who has redeemed Fund shares may, within 120 days after the date of redemption, reinvest without payment of a sales charge any part of the redemption proceeds in the same class of the Fund or in any of the other John Hancock funds, subject to the minimum investment limits of that fund. The proceeds from the redemption of Class A shares may be reinvested at net asset value without paying a sales charge in Class A shares of the Fund or in Class A shares of any of the other John Hancock funds. If a CDSC was paid upon a redemption, a shareholder may reinvest the proceeds from such redemption at net asset value in additional shares of the class from which the redemption was made. Such shareholder's account will be credited with the amount of any CDSC charge upon the prior redemption. The holding period of the shares acquired through reinvestment will, for purposes of computing the CDSC payable upon a subsequent redemption, include the holding period of the redeemed shares. The Fund may modify or terminate the reinvestment privilege at any time.

      A redemption or exchange of Fund shares is a taxable transaction for federal income tax purposes even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of Fund shares will be treated as described under the heading "Tax Status."


DESCRIPTION OF THE FUND'S SHARES

     The Trustees of the Trust are responsible for the management and supervision of the Fund. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Fund, without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series, without further action by shareholders. As of the date of this Statement of Additional Information, the Trustees have authorized shares of the Fund and four other series. The Declaration of Trust also authorizes the Trustees to classify and reclassify the shares of the Fund, or any new series of the Fund, into one or more classes.

     The shares of each class of the Fund represent an equal proportionate interest in the aggregate net assets attributable to that class of the Fund. Class B shares bear the expense of the CDSC arrangement and any expenses (including the higher distribution expenses) resulting from this sales arrangement. Holders of Class A shares and Class B shares have certain exclusive voting rights on matters relating to their respective distribution plans. The different classes of the Fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.

     Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except that (i) the distribution and service fees relating to Class A and Class B shares will be borne exclusively by that class (ii) Class B shares will pay higher distribution and service fees than Class A shares and (iii) each of Class A shares and Class B shares will bear any other class expenses properly allocable to such class of shares, subject to certain conditions imposed by the Internal Revenue Service in issuing rulings to funds with a multiple-class structure. Similarly, the net asset value per share may vary depending on whether Class A and Class B shares are purchased.

     In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to such shareholders. Shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable, by the Trust, except as set forth below.

     Unless otherwise required by the Investment Company Act or the Declaration of Trust, the Fund has no intention of holding annual meetings of shareholders. Fund shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust's outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with a request for a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

     Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of the Trust. However, the Fund's Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations or affairs of the Fund. The Declaration of Trust also provides for indemnification out of the Fund's assets for all losses and expenses of any Fund shareholder held personally liable by reason of being or having been a shareholder. Liability is therefore limited to circumstances in which the Fund itself would be unable to meet its obligations, and the possibility of this occurrence is remote.

TAX STATUS

      Each series of Freedom Investment Trust II, including the Fund, is treated as a separate entity for accounting and tax purposes. The Fund has qualified and elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to continue to so qualify for each taxable year. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, the Fund will not be subject to Federal income tax on taxable income (including net short-term and long-term capital gains) which is distributed to shareholders at least annually in accordance with the timing requirements of the Code.

      The Fund will be subject to a 4% non deductible Federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Fund intends under normal circumstances to avoid liability for such tax by satisfying such distribution requirements.

      Distributions from the Fund's current or accumulated earnings and profits ("E&P"), as computed for Federal income tax purposes, will be taxable as described in the Fund's Prospectus whether taken in shares or in cash. Distributions, if any, in excess of E&P will constitute a return of capital, which will first reduce an investor's tax basis in Fund shares and thereafter (after such basis is reduced to zero) will generally give rise to capital gains. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distributions in cash, divided by the number of shares received.

      If the Fund invests in stock of certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest producing investments, dividends, rents, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to Federal income tax and additional interest charges on "excess distributions" received from these passive foreign investment companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections, if available, ameliorate these adverse tax consequences. Accordingly, the Fund may limit its investments in passive foreign investment companies to minimize its tax liability, or maximize its return from these investments.

      Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain foreign currency futures and options, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to the Fund's investment in stock or securities, possible including speculative currency positions or currency derivatives not used for hedging purposes, may increase the amount of gain it is deemed to recognize from the sale of certain investments held for less than three months, which gain is limited under the Code to less than 30% of its annual gross income, and could under future Treasury regulations produce income not among the types of "qualifying income" from which the Fund must derive at least 90% of its annual gross income. If the net foreign exchange loss for a year treated as ordinary loss under Section 988 were to exceed the Fund's investment company taxable income computed without regard to such loss (i.e., all of the Fund's net income other than any excess of net long-term capital gain over net short-term capital loss) the resulting overall ordinary loss for such year would not be deductible by the Fund or its shareholders in future years.

      The Fund may be subject to withholding and other taxes imposed by foreign countries with respect to its investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Investors may be entitled to claim U.S. foreign tax credits with respect to such taxes, subject to certain provisions and limitations contained in the Code. Specifically, if more than 50% of the value of the Fund's total assets at the close of any taxable year consists of stock or securities of foreign corporations, the Fund may file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to (i) include in ordinary gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by the Fund even though not actually received by them, and (ii) treat such respective pro rata portions as foreign income taxes paid by them.

      If the election is made, shareholders may then deduct such pro rata portions of foreign income taxes in computing their taxable incomes, or, alternatively, use them as foreign tax credits, subject to applicable limitations, against their U.S. Federal income taxes. Shareholders who do not itemize deductions for Federal income tax purposes will not, however, be able to deduct their pro rata portion of foreign income taxes paid by the Fund, although such shareholders will be required to include their share of such taxes in gross income. Shareholders who claim a foreign tax credit for such foreign taxes may be required to treat a portion of dividends received from the Fund as a separate category of income for purposes of computing the limitations on the foreign tax credit. Tax-exempt shareholders will ordinarily not benefit from this election. Each year that the Fund files the election described above, its shareholders will be notified of the amount of (i) each shareholder's pro rata share of foreign income taxes paid by the Fund and (ii) the portion of Fund dividends which represents income from each foreign country.

      The amount of net realized short-term and long-term capital gains, if any, in any given year will vary depending upon the Adviser's current investment strategy and whether the Adviser believes it to be in the best interest of the Fund to dispose of portfolio securities or enter into options or futures transactions that will generate capital gains. At the time of an investor's purchase of Fund shares, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions on these shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

      Upon a redemption of shares of the Fund (including by exercise of the exchange privilege) a shareholder may realize a taxable gain or loss depending upon his basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term, depending upon the shareholder's tax holding period for the shares. A sales charge paid in purchasing Class A shares of the Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of the Fund or another John Hancock fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. This disregarded charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Also, any loss realized on a redemption or exchange may be disallowed to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to the Automatic Dividend Reinvestment Plan. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares.

      Although its present intention is to distribute all net short-term and long-term capital gains, if any, the Fund reserves the right to retain and reinvest all or any portion of its "net capital gain," which is the excess, as computed for Federal income tax purposes, of net long-term capital gain over net short-term capital loss in any year. The Fund will not in any event distribute net long-term capital gains realized in any year to the extent that a capital loss is carried forward from prior years against such gain. To the extent such excess was retained and not exhausted by the carryforward of prior years' capital losses, it would be subject to Federal income tax in the hands of the Fund. Each shareholder would be treated for Federal income tax purposes as if the Fund had distributed to him on the last day of its taxable year his pro rata share of such excess, and he had paid his pro rata share of the taxes paid by the Fund and reinvested the remainder in the Fund. Accordingly, each shareholder would (a) include his pro rata share of such excess as long-term capital gain income in his return for his taxable year in which the last day of the Fund's taxable year falls, (b) be entitled either to a tax credit on his return for, or to a refund of, his pro rata share of the taxes paid by the Fund, and (c) be entitled to increase the adjusted tax basis for his shares in the Fund by the difference between his pro rata share of such excess and his pro rata share of such taxes.

      For Federal income tax purposes, the Fund is permitted to carryforward a net capital loss in any year to offset its net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in Federal income tax liability to the Fund and, as noted above, would not be distributed as such to shareholders. The Fund has $5,914,444 of capital loss carryforwards, which expire October 31, 2002, available to offset future capital gains.

      For purposes of the dividends received deduction available to corporations, dividends received by the Fund, from U.S. domestic corporations in respect of any share of stock held by the Fund, for U.S. Federal income tax purposes, for at least 46 days (91 days in the case of certain preferred stock) and distributed and designated by the Fund may be treated as qualifying dividends. Corporate shareholders must meet the minimum holding period requirement stated above (46 or 91 days) with respect to their shares of the Fund in order to qualify for the deduction and, if they borrow to acquire such shares, may be denied a portion of the dividends received deduction. The entire qualifying dividend, including the otherwise deductible amount, will be included in determining the excess (if any) of a corporate shareholder's adjusted current earnings over its alternative minimum taxable income, which may increase its alternative minimum tax liability, if any. Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its shares may be reduced, for Federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares, for the purpose of computing its gain or loss on redemption or other disposition of the shares.

      The Fund accrues income on certain PIKs, zero coupon securities or certain increasing rate securities (and, in general, any other securities with original issue discount or with market discount if the Fund elects to include market discount in income currently) prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at lease annually, all or substantially all of its net income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid Federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

      Investment in debt obligations that are at risk of our in default presents special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Fund in order to reduce the risk of distributing insufficient income to preserve its status as a regulated investment company and seek to avoid becoming subject to Federal income or excise tax.

      Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

      Limitations imposed by the Code on regulated investment companies like the Fund may restrict the Fund's ability to enter into futures, options, and forward transactions.

      Certain options, futures and forward foreign currency transactions undertaken by the Fund may cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated and affect the character as long-term or short-term (or, in the case of certain currency forwards, options and futures, as ordinary income or loss) and timing of some capital gains and losses realized by the Fund. Also, certain of the Fund's losses on its transactions involving options, futures or forward contracts and/or offsetting portfolio positions may be deferred rather than being taken into account currently in calculating the Fund's taxable income. Certain of the applicable tax rules may be modified if the Fund is eligible and chooses to make one or more of certain tax elections that may be available. These transactions may therefore affect the amount, timing and character of the Fund's distributions to shareholders. The Fund will take into account the special tax rules (including consideration of available elections) applicable to options, futures or forward contracts in order to minimize any potential adverse tax consequences.

      The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies, and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of Fund shares may also be subject to state and local
                                       32
taxes. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Fund in their particular circumstances.

      Non-U.S. investors not engaged in a U.S. trade or business with which their Fund investment is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to non-resident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8 or authorized substitute is on file, to 31% backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Fund.

      The Fund is not subject to Massachusetts corporate excise or franchise taxes. Provided that the Fund qualifies as a regulated investment company under the Code, it will also not be required to pay any Massachusetts income tax.


CALCULATION OF PERFORMANCE

Total Return

      The average annual total return for Class A shares of the Fund for the 1 year period ended October 31, 1995 and from commencement of operations on November 1, 1993 was 11.62% and 2.05%, respectively and reflect payment of the maximum sales charge of 5.00%.

      The average annual total return for Class B shares of the Fund for the 1 year period ended October 31, 1995 and from commencement of operations on November 1, 1993 was 11.77% and 1.55%, respectively with the CDSC applied at the end of the period.

      Average annual total return is determined separately for Class A and Class B shares. Total return is computed by finding the average annual compounded rates of return over the designated periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

[GRAPHIC OMITTED]

Where:P     =    a hypothetical initial payment of $1,000
      T     =    average annual total return
      n     =    number of years
      ERV   =    ending redeemable value at the end of the designated period assuming a hypothetical $1,000 payment made at the beginning of the designated period

      From time to time, in reports and promotional literature, the Fund's total return will be compared to indices of mutual funds such as Lipper Analytical Services, Inc.'s "Lipper-Mutual

Fund Performance Analysis", a monthly publication which tracks net assets, total return, and yield on equity mutual funds in the United States. Ibottson and Associates, CDA Weisenberger and F.C. Towers are also used for comparison purposes as well as the Russell and Wilshire Indices.

      Performance ranking and rating reported periodically in national financial publications such as MONEY Magazine, FORBES, BUSINESS WEEK, THE WALL STREET JOURNAL, MICROPAL, INC., MORNINGSTAR, STANGER'S and BARRON'S may also be utilized.

      The performance of the Fund is not fixed or guaranteed. Performance quotations should not be considered to be representations of performance of the Fund for any period in the future. The performance of the Fund is a function of many factors, including its earnings, expenses and number of outstanding shares. Fluctuating market conditions; purchases, sales and maturities of portfolio securities; sales and redemption of shares of beneficial interest; and changes in operating expenses are all examples of items that can increase or decrease the Fund's performance.

BROKERAGE ALLOCATION

      Decisions concerning the purchase and sale of portfolio securities and the allocation of brokerage commissions are made by officers of the Trust pursuant to recommendations made by an investment committee of the Adviser, which consists of officers and directors of the Adviser and its affiliates, and officers and Trustees who are interested persons of the Trust. Orders for purchases and sales of securities are placed in a manner which, in the opinion of the officers of the Fund, will offer the best price and market for the execution of each such transaction. Purchases from underwriters of portfolio securities may include a commission or commissions paid by the issuer and transactions with dealers serving as market makers reflect a "spread." Investments in debt securities are generally traded on a net basis through dealers acting for their own account as principals and not as brokers; no brokerage commissions are payable on such transactions.

      The Fund's primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. This policy governs the selection of brokers and dealers and the market in which a transaction is executed. Consistent with the foregoing primary policy, the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

      To the extent consistent with the foregoing, the Fund will be governed in the selection of brokers and dealers, and in the negotiation of brokerage commission rates and dealer spreads, by the reliability and quality of the services, including primarily the availability and value of research information and to a lesser extent statistical assistance furnished to the Adviser, and their value and expected contribution to the performance of the Fund. It is not possible to place a dollar value on information and services to be received from brokers and dealers, since it is only supplementary to the research efforts of the Adviser. The receipt of research information is not expected to reduce significantly the expenses of the Adviser. The research information and statistical assistance furnished by brokers and dealers may benefit the Life Company or other advisory clients of the Adviser, and, conversely, brokerage commissions and spreads paid by other advisory clients of the Adviser may result in research information and statistical assistance beneficial to the Fund. The Fund will make no commitment to allocate portfolio transactions upon any prescribed basis. While the Adviser will be primarily responsible for the allocation of the Fund's brokerage business, the policies and practices of the Adviser in this regard must be consistent with the foregoing and will at all times be subject to review by the Trustees. For the years ended October 31, 1995 and 1994, the Fund paid negotiated brokerage commissions of $843,682 and $326,247, respectively.

      As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Fund may pay a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by the Trustees that such price is reasonable in light of the services provided and to such policies as the Trustees may adopt from time to time. During the year ended October 31, 1995, the Fund paid commissions of $70,270 to compensate brokers for research services such as industry and company reviews and evaluations of the securities.

       The Adviser's indirect parent, the Life Company is the indirect sole shareholder of John Hancock Distributors, Inc. ("Distributors"), a broker-dealer and John Hancock Freedom Securities Corporation and its two broker-dealer subsidiaries, Tucker Anthony Incorporated and Sutro & Company, Inc. ("Sutro"), each, (an "Affiliated Broker"). Pursuant to procedures established by the Trustees and consistent with the above policy of obtaining best net results, the Fund may execute portfolio transactions with through Affiliated Brokers. For the fiscal year ended October 31, 1995, the Fund paid no commissions to Affiliated Brokers.

      Any of the Affiliated Brokers may act as broker for the Fund on exchange transactions, subject, however, to the general policy of the Fund set forth above and the procedures adopted by the Trustees pursuant to the Investment Company Act. Commissions paid to an Affiliated Broker must be at least as favorable as those which the Trustees believe to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold. A transaction would not be placed with an Affiliated Broker if the Fund would have to pay a commission rate less favorable than the Affiliated Broker's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers except for accounts for which the Affiliated Broker acts as clearing broker and comparable to the Fund as determined by a majority of the Trustees who are not interested persons (as defined in the Investment Company Act) of the Trust, the Adviser or the Affiliated Broker. Commissions on transactions with Affiliated Brokers must comply with Rule 17e-1 of the 1940 Act and must be fair and reasonable to shareholders as determined in good faith by the Trustees. Because the Adviser, which is affiliated with the Affiliated Brokers, has, as investment adviser to the Fund, the obligation to provide investment management services, which includes elements of research and related investment skills, such research and related skills will not be used by the Affiliated Brokers as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria. The Fund will not effect principal transactions with Affiliated Brokers.

      Other investment advisory clients advised by the Adviser may also invest in the same securities as the Fund. When these clients buy or sell the same securities at substantially the same time, the Adviser may average the transactions as to price and allocate the amount of available investments in a manner which the Adviser believes to be equitable to each client, including the Fund. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for it. On the other hand, to the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other clients managed by it in order to obtain best execution.

TRANSFER AGENT SERVICES

      John Hancock Investor Services Corporation ("Investor Services"), P.O. Box 9116, Boston, MA 02205-9116, a wholly-owned indirect subsidiary of the Life Company, is the transfer and dividend paying agent for the Fund. The Fund pays an annual fee for of $16.00 for each Class A shareholder and $18.50 for each Class B shareholder, plus certain out-of-pocket expenses. These expenses are aggregated and charged to the Fund and allocated to each class on the basis of the relative net asset values.

CUSTODY OF PORTFOLIO

      Portfolio securities of the Fund are held pursuant to a custodian agreement between the Trust and Investors Bank & Trust Company, 24 Federal Street, Boston, Massachusetts 02110. Under the custodian agreement, State Street Bank and Trust Company performs custody, portfolio and fund accounting services.

INDEPENDENT AUDITORS

      The independent auditors of the Fund are Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts, 02110. Price Waterhouse LLP audits and renders an opinion on the Fund's annual financial statements and reviews the Fund's annual Federal income tax return.

                                   APPENDIX A


               ECONOMIC SECTORS AND DESCRIPTION OF BOND RATINGS

ECONOMIC SECTORS

      The Fund seeks to achieve its investment objective by varying the weighting of its portfolio among the following sixteen economic sectors:

            1. Automotive and Housing Sector: companies engaged in the design, production and sale of automobiles, automobile parts, mobile homes and related products, and in the design, construction, renovation and refurbishing of residential dwellings. The value of automobile industry securities is affected by foreign competition, consumer confidence, consumer debt and installment loan rates. The housing construction industry is affected by the level of consumer confidence, consumer debt, mortgage rates and the inflation outlook.

            2. Consumer Goods and Services Sector: companies engaged in providing consumer goods and services such as: the design, processing, production and storage of packaged, canned, bottled and frozen foods and beverages; and the design, production and sale of home furnishings, appliances, clothing, accessories, cosmetics and perfumes. Certain such companies are subject to government regulation affecting the permissibility of using various food additives and production methods, which regulations could affect company profitability. Also, the success of food- and fashion-related products may be strongly affected by fads, marketing campaigns and other factors affecting supply and demand.

            3. Defense and Aerospace Sector: companies engaged in the research, manufacture or sale of products or services related to the defense and aerospace industries, such as: air transport; data processing or computer-related services; communications systems; military weapons and transportation; general aviation equipment, missiles, space launch vehicles and spacecraft; units for guidance, propulsion and control of flight vehicles; and airborne and ground-based equipment essential to the test, operation and maintenance of flight vehicles. Since such companies rely largely on U.S. (and other) governmental demand for their products and services, their financial conditions are heavily influenced by Federal (and other governmental) defense spending policies.

            4. Energy Sector: companies in the energy field, including oil, gas, electricity and coal as well as nuclear, geothermal, oil shale and solar sources of energy. The business activities of companies comprising this sector may include: production, generation, transmission, marketing, control or measurement of energy or energy fuels; provision of component parts or services to companies engaged in such activities; energy research or experimentation; environmental activities related to the solution of energy problems; and activities


                                       A1
resulting from technological advances or research discoveries in the energy field. The value of such companies' securities varies based on the price and supply of energy fuels and may be affected by events relating to international politics, energy conservation, the success of exploration projects, and the tax and other regulatory policies of various governments.

            5. Financial Services Sector: companies providing financial services to consumers and industry, such as: commercial banks and thrift institutions; consumer and industrial finance companies; securities brokerage companies; leasing companies; and firms in all segments of the insurance field (such as multiline, property and casualty, and life insurance). These kinds of companies are subject to extensive governmental regulations, some of which regulations are currently being studied by Congress. The profitability of these groups may fluctuate significantly as a result of volatile interest rates and general economic conditions.

            6. Health Care Sector: companies engaged in the design, manufacture or sale of products or services used in connection with health care or medicine, such as: pharmaceutical companies; firms that design, manufacture, sell or supply medical, dental and optical products, hardware or services; companies involved in biotechnology, medical diagnostic and biochemical research and development; and companies involved in the operation of health care facilities. Many of these companies are subject to government regulation, which could affect the price and availability of their products and services. Also, products and services in this sector could quickly become obsolete.

            7. Heavy Industry Sector: companies engaged in the research, development, manufacture or marketing of products, processes or services related to the agriculture, chemicals, containers, forest products, non-ferrous metals, steel and pollution control industries, such as: synthetic and natural materials, for example, chemicals, plastics, fertilizers, gases, fibers, flavorings and fragrances; paper, wood products; steel and cement. Certain companies in this sector are subject to regulation by state and Federal authorities, which could require alteration or cessation of production of a product, payment of fines or cleaning of a disposal site. In addition, since some of the materials and processes used by these companies involve hazardous components, there are risks associated with their production, handling and disposal. The risk of product obsolescence is also present.

            8. Leisure and Entertainment Sector: companies engaged in the design, production or distribution of goods or services in the leisure industry, such as: television and radio broadcast or manufacture; motion pictures and photography: recordings and musical instruments; publishing; sporting goods, camping and recreational equipment; sports arenas; toys and games; amusement and theme parks; travel-related services and airlines; hotels and motels; fast food and other restaurants; and gaming casinos. Many products produced by companies in this sector -- for example, video and electronic games -- may quickly become obsolete.

            9. Machinery and Equipment Sector: companies engaged in the research, development or manufacture of products, processes or services relating to electrical equipment, machinery, pollution control and construction services, such as: transformers, motors, turbines, hand tools, earth-moving equipment and waste disposal services. The profitability of most

                                       A2
companies in this group may fluctuate significantly in response to capital spending and general economic conditions. Since some of the materials and processes used by these companies involve hazardous components, there are risks associated with their production, handling and disposal. The risk of product obsolescence is also present.

            10. Precious Metals Sector: companies engaged in exploration, mining, processing or dealing in gold, silver, platinum, diamonds or other precious metals or companies which, in turn, invest in companies engaged in these activities. A significant portion of this sector may be represented by securities of foreign companies, and investors should understand the special risks related to such an investment emphasis. Also, such securities depend heavily on prices in metals, some of which may experience extreme price volatility based on international economic and political developments.

            11. Retailing Sector: companies engaged in the retail distribution of home furnishings, food products, clothing, pharmaceuticals, leisure products and other consumer goods, such as: department stores; supermarkets; and retail chains specializing in particular items such as shoes, toys or pharmaceuticals. The value of securities in this sector will fluctuate based on consumer spending patterns, which depend on inflation and interest rates, level of consumer debt and seasonal shopping habits. The success or failure of a particular company in this highly competitive sector will depend on such company's ability to predict rapidly changing consumer tastes.

            12. Technology Sector: companies which are expected to have or develop products, processes or services which will provide or will benefit significantly from technological advances and improvements or future automation trends in the office and factory, such as: semiconductors; computers and peripheral equipment; scientific instruments; computer software; telecommunications; and electronic components, instruments and systems. Such companies are sensitive to foreign competition and import tariffs. Also, many products produced by companies in this sector may quickly become obsolete.

            13. Transportation Sector: companies involved in the provision of transportation of people and products, such as: airlines, railroads and trucking firms. Revenues of companies in this sector will be affected by fluctuations in fuel prices resulting from domestic and international events, and government regulation of fares.

            14. Utilities Sector: companies in the public utilities industry and companies deriving a substantial majority of their revenues through supplying public utilities such as: companies engaged in the manufacture, production, generation, transmission and sale of gas and electric energy; and companies engaged in the communications field, including telephone, telegraph, satellite, microwave and the provision of other communication facilities to the public. The gas and electric public utilities industries are subject to various uncertainties, including the outcome of political issues concerning the environment, prices of fuel for electric generation, availability of natural gas, and risks associated with the construction and operation of nuclear power facilities.

                                       A3

            15. Foreign Sector: companies whose primary business activity takes place outside of the United States. The securities of foreign companies would be heavily influenced by the strength of national economies, inflation levels and the value of the U.S. dollar versus foreign currencies. Investments in the Foreign Sector will be subject to certain risks not generally associated with domestic investments. Such investments may be favorably or unfavorably affected by changes in interest rates, currency exchange rates and exchange control regulations, and costs may be incurred in connection with conversions between currencies. In addition, investments in foreign countries could be affected by less favorable tax provisions, less publicly available information, less securities regulation, political or social instability, limitations on the removal of funds or other assets of the Fund, expropriation of assets, diplomatic developments adverse to U.S. investments and difficulties in enforcing contractual obligations.

            16. Environmental Sector: companies that are engaged in the research, development, manufacture or distribution of products, processes or services related to pollution control, waste management or pollution/waste remediation, or that provide alternative energies such as natural gas, water utilities and clean renewable fuels such as solar, geothermal and hydropower, various technologies that make coal burning cleaner, notably scrubbers, emission monitoring and control equipment, biodegradable products and materials, or new biotechnological products favoring the environment such as non-chemical pesticides. These companies may have broadly-diversified business segments or lines of business, only one or several of which are in the environmental sector.


DESCRIPTION OF BOND RATINGS(1)

Standard & Poor's Bond Ratings

      AAA--Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

      AA--Debt rated AA has a very strong capacity to pay interest and repay principal, and differs from the highest rated issues only in small degree.

      A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

      BBB--Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

----------
     As described by the rating companies themselves.

                                       A4

      To provide more detailed indications of credit quality, the ratings AA to BBB may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

      A provisional rating, indicated by "p" following a rating, is sometimes used by Standard & Poor's. It assumes the successful completion of the project being financed by the issuance of the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion, makes no comment on the likelihood of, or the risk of default upon failure of, such completion.

Moody's Bond Ratings

      Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Generally speaking, the safety of obligations of this class is so absolute that with the occasional exception of oversupply in a few specific instances, characteristically, their market value is affected solely by money market fluctuations.

      Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. The market value of Aa bonds is virtually immune to all but money market influences, with the occasional exception of oversupply in a few specific instances.

      A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Rating symbols may include numerical modifiers 1, 2 or 3. The numerical modifier 1 indicates that the security ranks at the high end, 2 in the mid-range, and 3 nearer the low end, of the generic category. These modifiers of rating symbols Aa, A and Baa are to give investors a more precise indication of relative debt quality in each of the historically defined categories.

                                       A5

      Conditional ratings, indicated by "Con", are sometimes given when the security for the bond depends upon the completion of some act or the fulfillment of some condition. Such bonds, are given a conditional rating that denotes their probably credit statute upon completion of that act or fulfillment of that condition.



                                       A6

                              FINANCIAL STATEMENTS

                 John Hancock Funds - Special Opportunities Fund

THE STATEMENT OF ASSETS AND LIABILITIES IS THE FUND'S BALANCE SHEET AND SHOWS THE VALUE OF WHAT THE FUND OWNS, IS DUE AND OWES ON OCTOBER 31, 1995. YOU'LL ALSO FIND THE NET ASSET VALUE AND THE MAXIMUM OFFERING PRICE PER SHARE AS OF THAT DATE.

STATEMENT OF ASSETS AND LIABILITIES
October 31, 1995
--------------------------------------------------------------------------------
ASSETS:
  Investments at value - Note C:
   Common stocks (cost - $167,202,826)..........................  $ 202,350,123
   Joint repurchase agreement (cost - $25,672,000)..............     25,672,000
                                                                  -------------
                                                                    228,022,123
  Receivable for shares sold....................................        241,136
  Receivable for investments sold...............................     24,025,617
  Interest receivable...........................................          4,211
  Dividends receivable..........................................         67,410
  Deferred organization expenses - Note A.......................         78,290
  Other assets..................................................            726
                                                                  -------------
                    Total Assets................................    252,439,513
                    -----------------------------------------------------------
LIABILITIES:
  Temporary overdraft of cash...................................        243,454
  Payable for shares repurchased................................        129,854
  Payable for investments purchased.............................     12,750,625
  Payable to John Hancock Advisers, Inc. and
   affiliates - Note B..........................................        326,416
  Accrued fees and expenses.....................................         63,754
                                                                  -------------
                    Total Liabilities...........................     13,514,103
                    -----------------------------------------------------------
NET ASSETS:
  Capital paid-in...............................................    209,681,269
  Accumulated net realized loss on investments and
   foreign currency transactions................................  (   5,914,444)
  Net unrealized appreciation of investments and
   foreign currency transactions................................     35,158,585
                                                                    -----------
                    Net Assets..................................  $ 238,925,410
                    ===========================================================
NET ASSET VALUE PER SHARE:
  (Based on net asset values and shares of beneficial
  interest outstanding - unlimited number of shares
  authorized with no par value, respectively)
  Class A - $101,561,612/10,902,887.............................  $        9.32
  =============================================================================
  Class B - $137,363,798/14,949,105.............................  $        9.19
  =============================================================================
MAXIMUM OFFERING PRICE PER SHARE *
  Class A - ($9.32 x 105.26%)...................................  $        9.81
  =============================================================================

* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
** Class C shares commenced operations on July 6, 1994. All shares were redeemed on April 11, 1995.

THE STATEMENT OF OPERATIONS SUMMARIZES THE FUND'S INVESTMENT INCOME EARNED AND EXPENSES INCURRED IN OPERATING THE FUND. IT ALSO SHOWS NET GAINS (LOSSES) FOR THE PERIOD STATED.

STATEMENT OF OPERATIONS
Year ended October 31, 1995
--------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest......................................................  $   1,047,280
  Dividends (net of foreign withholding taxes
   of $53,585)..................................................        668,536
                                                                  -------------
                                                                      1,715,816
                                                                  -------------
  Expenses:

   Investment management fee - Note B...........................      1,870,771
   Distribution/service fee - Note B
     Class A....................................................        296,691
     Class B....................................................      1,348,679
   Transfer agent fee - Note B..................................        945,811
   Printing.....................................................         47,581
   Custodian fee................................................         44,422
   Trustees' fees...............................................         44,135
   Organization expense - Note A................................         26,046
   Auditing fee.................................................         23,300
   Legal fees...................................................         16,506
   Miscellaneous................................................          5,966
                                                                  -------------
                    Total Expenses..............................      4,669,908
-------------------------------------------------------------------------------
                    Net Investment Loss.........................  (   2,954,092)
                    -----------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:

  Net realized gain on investments sold.........................     17,052,914
  Net realized loss on foreign currency transactions ...........  (      17,231)
  Change in net unrealized appreciation/depreciation
   of investments...............................................     23,246,748
  Change in net unrealized appreciation/depreciation
   of foreign currency transactions.............................         11,288
                                                                  -------------
                    Net Realized and Unrealized
                    Gain on Investments and Foreign
                    Currency Transactions.......................     40,293,719
                    -----------------------------------------------------------
                    Net Increase in Net Assets
                    Resulting from Operations...................  $  37,339,627
                    ===========================================================


                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                 John Hancock Funds - Special Opportunities Fund

STATEMENT OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 YEAR ENDED          PERIOD ENDED
                                                                                              OCTOBER 31, 1995     OCTOBER 31, 1994
                                                                                              ----------------     ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment loss.......................................................................      ($ 2,954,092)        ($ 1,363,789)
  Net realized gain (loss) on investments sold and foreign currency transactions............        17,035,683         ( 22,967,358)
  Change in net unrealized appreciation/depreciation of investments and foreign currency
    transactions............................................................................        23,258,036           12,841,899
                                                                                                  ------------         ------------
   Net Incease (Decrease) in Net Assets Resulting from Operations...........................        37,339,627         ( 11,489,248)
                                                                                                  ------------         ------------

FROM FUND SHARE TRANSACTIONS -- NET*........................................................      ( 22,887,222)         235,962,253
                                                                                                  ------------         ------------

NET ASSETS:
  Beginning of period.......................................................................       224,473,005                   --
                                                                                                  ------------         ------------
  End of period.............................................................................      $238,925,410         $224,473,005
                                                                                                  ============         ============

* ANALYSIS OF FUND SHARE TRANSACTIONS:

                                                                               YEAR ENDED                    PERIOD ENDED
                                                                            OCTOBER 31, 1995               OCTOBER 31, 1994
                                                                       -------------------------   --------------------------------
                                                                         SHARES        AMOUNT         SHARES            AMOUNT
                                                                       ----------   ------------   -----------        -------------

CLASS A
  Shares sold........................................................   3,199,395    $27,308,044    20,116,435         $167,224,012
  Shares issued in reorganization - Note E...........................   1,058,125      7,921,550            --                   --
                                                                       ----------   ------------   -----------        -------------
                                                                        4,257,520     35,229,594    20,116,435          167,224,012
  Less shares repurchased............................................  (5,001,778)  ( 42,409,032)  ( 8,469,290)       (  70,395,194)
                                                                       ----------   ------------   -----------        -------------
  Net increase (decrease)............................................  (  744,258)  ($ 7,179,438)   11,647,145         $ 96,828,818
                                                                       ==========   ============   ===========        =============
CLASS B

  Shares sold........................................................   2,612,144    $21,533,048    19,318,988         $159,278,074
  Shares issued in reorganization - Note E...........................      69,972        519,918            --                   --
                                                                       ----------   ------------   -----------        -------------
                                                                        2,682,116     22,052,966    19,318,988          159,278,074
  Less shares repurchased............................................  (4,494,039)  ( 37,589,041)  ( 2,557,960)       (  20,304,549)
                                                                       ----------   ------------   -----------        -------------
  Net increase (decrease)............................................  (1,811,923)  ($15,536,075)   16,761,028         $138,973,525
                                                                       ==========   ============   ===========        =============
CLASS C**

  Shares sold........................................................      11,302    $    89,560        21,556         $    166,302
  Less shares repurchased............................................  (   32,055)  (    261,269)  (       803)       (       6,392)
                                                                       ----------   ------------   -----------        -------------
  Net increase (decrease)............................................  (   20,753)  ($   171,709)       20,753         $    159,910
                                                                       ==========   ============   ===========        =============

** Class C shares commenced operations on July 6, 1994. All shares were redeemed on April 11, 1995.


THE STATEMENT OF CHANGES IN NET ASSETS SHOWS HOW THE VALUE OF THE FUND'S NET ASSETS HAS CHANGED SINCE THE END OF THE PREVIOUS PERIOD. THE DIFFERENCE REFLECTS EARNINGS LESS EXPENSES, ANY INVESTMENT GAINS AND LOSSES, AND ANY INCREASE OR DECREASE IN MONEY SHAREHOLDERS INVESTED IN THE FUND. THE FOOTNOTE ILLUSTRATES THE NUMBER OF FUND SHARES SOLD DURING THE PERIOD, ALONG WITH THE CORRESPONDING DOLLAR VALUE.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                John Hancock Funds - Special Opportunities Fund

FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the period indicated, investment returns, key ratios and supplemental data are listed as follows:
----------------------------------------------------------------------------------------------------------------------
                                                                                       FOR THE PERIOD NOVEMBER 1, 1993
                                                                        YEAR ENDED       (COMMENCEMENT OF OPERATIONS)
                                                                     OCTOBER 31, 1995        TO OCTOBER 31, 1994
                                                                     ----------------  -------------------------------
CLASS A
PER SHARE OPERATING PERFORMANCE
  Net Asset Value, Beginning of Period.............................    $   7.93                  $   8.50
                                                                       --------                  --------
  Net Investment Loss..............................................       (0.07)(b)                 (0.03)(b)
  Net Realized and Unrealized Gain (Loss) on Investments...........        1.46                     (0.54)
                                                                       --------                  --------
   Total from Investment Operations................................        1.39                     (0.57)
                                                                       --------                  --------
  Net Asset Value, End of Period...................................    $   9.32                  $   7.93
                                                                       ========                  ========
  Total Investment Return at Net Asset Value.......................       17.53%                    (6.71%)(f)
  Total Adjusted Investment Return at Net Asset Value (a)..........          --                     (6.83%)(c)

RATIOS AND SUPPLEMENTAL DATA
  Net Assets, End of Period (000's omitted)........................    $101,562                  $ 92,325
  Ratio of Expenses to Average Net Assets **.......................        1.59%                     1.50%
  Ratio of Adjusted Expenses to Average Net Assets (a).............          --                      1.62%
  Ratio of Net Investment Loss to Average Net Assets...............       (0.87%)                   (0.41%)
  Ratio of Adjusted Net Investment Loss to Average Net Assets (a)..          --                     (0.53%)
  Portfolio Turnover Rate..........................................         155%                       57%
  ** Expense Reimbursement Per Share...............................          --                  $   0.01(b)

CLASS B
PER SHARE OPERATING PERFORMANCE
  Net Asset Value, Beginning of Period.............................    $   7.87                  $   8.50
                                                                       --------                  --------
  Net Investment Loss..............................................       (0.13)(b)                 (0.09)(b)
  Net Realized and Unrealized Gain (Loss) on Investments...........        1.45                     (0.54)
                                                                       --------                  --------
   Total from Investment Operations................................        1.32                     (0.63)
                                                                       --------                  --------
  Net Asset Value, End of Period...................................    $   9.19                  $   7.87
                                                                       ========                  ========
  Total Investment Return at Net Asset Value.......................       16.77%                    (7.41%)(f)
  Total Adjusted Investment Return at Net Asset Value (a)..........          --                     (7.53%)(c)

RATIOS AND SUPPLEMENTAL DATA
  Net Assets, End of Period (000's omitted)........................    $137,363                  $131,983
  Ratio of Expenses to Average Net Assets **.......................        2.30%                     2.22%*
  Ratio of Adjusted Expenses to Average Net Assets (a).............          --                      2.34%*
  Ratio of Net Investment Loss to Average Net Assets...............       (1.55%)                   (1.13%)*
  Ratio of Adjusted Net Investment Loss to Average Net Assets (a)..          --                     (1.25%)*
  Portfolio Turnover Rate..........................................         155%                       57%
  ** Expense Reimbursement Per Share...............................          --                  $   0.01(b)

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                 John Hancock Funds - Special Opportunities Fund

FINANCIAL HIGHLIGHTS (continued)
-------------------------------------------------------------------------------------------------------------------
                                                                                       FOR THE PERIOD JULY 6, 1994
                                                                        PERIOD ENDED   (COMMENCEMENT OF OPERATIONS)
                                                                       APRIL 11, 1995      TO OCTOBER 31, 1994
                                                                       --------------  ----------------------------
CLASS C (e)
PER SHARE OPERATING PERFORMANCE
  Net Asset Value, Beginning of Period...............................    $   7.94              $   7.60
                                                                         --------              --------
  Net Investment Income..............................................        0.01                    --
  Net Realized and Unrealized Gain on Investments....................        0.29(d)               0.34(d)
                                                                         --------              --------
   Total From Investment Operations..................................        0.30                  0.34
                                                                         --------              --------
  Net Asset Value, End of Period.....................................    $   8.24              $   7.94
                                                                         ========              ========
  Total Investment Return at Net Asset Value.........................        3.40%                (4.47%)
  Total Adjusted Investment Return at Net Asset Value (a)............         --                  (4.85%)(c)

RATIOS AND SUPPLEMENTAL DATA
  Net Assets, End of Period (000's omitted)..........................    $   218               $    165
  Ratio of Expenses to Average Net Assets **.........................       0.98%*                 1.01% *
  Ratio of Adjusted Expenses to Average Net Assets (a)...............         --                   1.39% *
  Ratio of Net Investment Income to Average Net Assets...............       0.23%*                 0.03% *
  Ratio of Adjusted Net Investment Income to Average Net Assets (a)..         --                  (0.35%)*
  Portfolio Turnover Rate............................................       N/A                      57%
  ** Expense Reimbursement Per Share.................................         --               $   0.01(b)

  * On an annualized basis.
(a) On an unreimbursed basis without expense reduction.
(b) On average month end shares outstanding.
(c) An estimated total return calculation which takes into consideration fees and expenses waived or borne by the adviser during the periods shown.
(d) May not accord to amounts shown elsewhere in the financial statements.
(e) Per share operating performance and the ratios and supplemental data are calculated as of April 11, 1995, the date on which Class C shares were redeemed.
(f) Without the reimbursement, total investment return would be lower.

THE FINANCIAL HIGHLIGHTS SUMMARIZES THE IMPACT OF THE FOLLOWING FACTORS ON A SINGLE SHARE FOR THE PERIOD INDICATED: THE NET INVESTMENT LOSS, GAINS (LOSSES), AND TOTAL INVESTMENT RETURN OF THE FUND. IT SHOWS HOW THE FUND'S NET ASSET VALUE FOR A SHARE HAS CHANGED SINCE THE COMMENCEMENT OF OPERATIONS. ADDITIONALLY, IMPORTANT RELATIONSHIPS BETWEEN SOME ITEMS PRESENTED IN THE FINANCIAL STATEMENTS ARE EXPRESSED IN RATIO FORM.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                John Hancock Funds - Special Opportunities Fund

THE SCHEDULE OF INVESTMENTS IS A COMPLETE LIST OF ALL SECURITIES OWNED BY SPECIAL OPPORTUNITIES FUND ON OCTOBER 31, 1995. IT'S DIVIDED INTO TWO MAIN
CATEGORIES: COMMON STOCKS AND SHORT-TERM INVESTMENTS. THE COMMON STOCKS ARE FURTHER BROKEN DOWN BY INDUSTRY GROUPS. SHORT-TERM INVESTMENTS, WHICH REPRESENT THE FUND'S "CASH" POSITION, ARE LISTED LAST.

SCHEDULE OF INVESTMENTS
October 31, 1995
--------------------------------------------------------------------------------
                                                                       MARKET
ISSUER, DESCRIPTION                              NUMBER OF SHARES      VALUE
-------------------                              ----------------      -----
COMMON STOCKS
AUDIO/VIDEO (2.59%)
  Polygram NV (Netherlands)....................       100,000*      $  6,200,000
                                                                    ------------
BROADCASTING (0.34%)
  New World Communications Group, Inc.**.......        49,900*           823,350
                                                                    ------------
COMPUTERS (19.21%)
  HBO & Co.....................................        35,000*         2,476,250
  Intuit, Inc.**...............................       259,900*        18,712,800
  Microsoft Corp.**............................        75,000          7,500,000
  Parametric Technology Co.**..................        35,000*         2,340,625
  Sun Microsystems, Inc.**.....................        52,000*         4,056,000
  3Com Corp.**.................................       230,000*        10,810,000
                                                                    ------------
                                                                      45,895,675
                                                                    ------------
CONSTRUCTION (0.24%)
  Australian National Industries, Ltd.
   (Australia).................................       200,000            156,680
  CEMEX SA (Class B) American Depositary
   Receipt (ADR) (Mexico)......................        18,812             60,466
  Ekran Berhad (Malaysia)......................        70,000            177,548
  Hopewell Holdings (Hong Kong)................       200,000            126,100
  Tolmex SA de CV (Mexico)**...................        11,000             41,749
                                                                    ------------
                                                                         562,543
                                                                    ------------
DIVERSIFIED OPERATIONS (5.65%)
  CUC International Inc.**.....................       375,000         12,984,375
  Hutchinson Whampoa (Hong Kong)...............        50,000            275,485
  Ogden Corp...................................        10,000            227,500
                                                                    ------------
                                                                      13,487,360
                                                                    ------------
ELECTRICAL (0.00%)
  Consolidated Electric Power Asia Ltd.
   (Hong Kong).................................         1,503              3,042
                                                                    ------------
ELECTRONICS (10.45%)
  HADCO Corp.**................................        85,000*         2,380,000
  Helix Technology Corp........................        86,200          3,232,500
  Linear Technology Corp.......................       250,000*        10,937,500
  Micron Technology, Inc.......................        35,000*         2,471,875
  SCI Systems, Inc.**..........................       169,100*         5,939,638
                                                                    ------------
                                                                      24,961,513
                                                                    ------------
ENGINEERING (0.24%)
  Fluor Corp...................................         5,000            282,500
  Foster Wheeler Corp..........................         8,000            300,000
                                                                    ------------
                                                                         582,500
                                                                    ------------
HAZARDOUS WASTE (1.15%)
  Handex Environmental Recovery, Inc.**........        16,000            100,000
  TETRA Technologies, Inc.**...................       200,000          2,650,000
                                                                    ------------
                                                                       2,750,000
                                                                    ------------
HEALTHCARE (4.37%)
  HealthCare COMPARE Corp.**...................        80,000*         2,960,000
  Healthsource, Inc.**.........................        95,000*         5,035,000
  Johnson & Johnson............................        30,000*         2,445,000
                                                                    ------------
                                                                      10,440,000
                                                                    ------------
LEISURE & RECREATION (3.74%)
  Walt Disney Co., (The).......................       155,000*         8,931,875
                                                                    ------------
MEDICAL (5.38%)
  Boston Scientific Corp.**....................       230,000*         9,688,750
  Community Health Systems, Inc.**.............       100,000*         3,175,000
                                                                    ------------
                                                                      12,863,750
                                                                    ------------
METALS (3.54%)
  Asarco, Inc..................................        70,000*         2,257,500
  Kinross Gold Corp. (Canada)**................       385,100*         2,863,141
  Newmont Gold Co..............................        37,000*         1,332,000
  Prime Resource Group, Inc. (Canada)**........       140,000*         1,014,846
  Santa Fe Pacific Gold Corp...................       100,000*           987,500
                                                                    ------------
                                                                       8,454,987
                                                                    ------------
OIL & GAS (15.48%)
  Cairn Energy USA, Inc.**.....................       147,000*         1,764,000
  Chesapeake Energy Corp.**....................       100,000*         2,925,000
  Diamond Offshore Drilling, Inc.**............        88,000*         2,189,000
  Falcon Drilling Co., Inc.**..................       435,000*         4,513,125
  Global Marine, Inc.**........................       450,000*         2,925,000
  Nabors Industries, Inc.**....................       540,000*         4,657,500
  Pride Petroleum Services, Inc.**.............       536,800*         4,697,000
  Reading & Bates Corp.**......................       420,000*         4,830,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                John Hancock Funds - Special Opportunities Fund

                                                                       MARKET
ISSUER, DESCRIPTION                              NUMBER OF SHARES      VALUE
-------------------                              ----------------      -----
OIL & GAS (CONTINUED)
  Sonat Offshore Drilling Co...................       130,000*      $  4,127,500
  Triton Energy Corp.**........................        93,600*         4,364,100
                                                                    ------------
                                                                      36,992,225
                                                                    ------------
PUBLISHING (1.29%)
  Scholastic Corp.**...........................        50,000*         3,087,500
                                                                    ------------
SOLID WASTE (0.29%)
  Brambles Industries Ltd. (Australia).........        30,000            318,561
  Laidlaw, Inc. (Class B)......................        23,500            211,500
  Waste Management Intl., PLC, (ADR)
   (United Kingdom)**..........................        15,000            151,875
                                                                    ------------
                                                                         681,936
                                                                    ------------
TELECOMMUNICATIONS (10.54%)
  America Online, Inc.**.......................       145,000         11,600,000
  Cascade Communications Corp.**...............       158,000*        11,257,500
  U.S. Order, Inc.**...........................       155,000*         2,325,000
                                                                    ------------
                                                                      25,182,500
                                                                    ------------
WATER TREATMENT (0.19%)
  Compagnie Generale des Eaux (France).........         1,316            122,243
  Lyonnaise Des Eaux Dumez (France )...........         2,000            194,976
  Wessex Water, PLC (United Kingdom)...........        25,000            132,148
                                                                    ------------
                                                                         449,367
                                                                    ------------
                           TOTAL COMMONS STOCKS
                            (Cost $167,202,826)        84.69%        202,350,123
                                                      -------       ------------

                                       INTEREST       PAR VALUE
                                         RATE      (000'S OMITTED)
                                         ----      ---------------
SHORT-TERM INVESTMENTS
JOINT REPURCHASE AGREEMENT (10.74%)
  Investment in a joint repurchase
   agreement transaction with
   SBC Capital Markets Inc. -
   Dated 10-31-95, Due 11-01-95
   (secured by U.S. Treasury Bond,
   8.75% Due 05-15-17,
   and by U.S. Treasury Note, 5.75%
   Due 09-30-97) - Note A............   5.89%          $25,672        25,672,000
                                                                    ------------
         TOTAL SHORT-TERM INVESTMENTS                   10.74%        25,672,000
                                                       -------      ------------
                    TOTAL INVESTMENTS                   95.43%      $228,022,123
                                                       =======      ============

 * Securities other than short-term investments, newly added to the portfolio during the period ended October 31,1995.
** Non-income producing security.
The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

PORTFOLIO CONCENTRATION (UNAUDITED)
--------------------------------------------------------------------------------
THE SPECIAL OPPORTUNITIES FUND INVESTS PRIMARILY IN SECURITIES ISSUED IN THE UNITED STATES OF AMERICA. THE PERFORMANCE OF THE FUND IS CLOSELY TIED TO THE ECONOMIC AND FINANCIAL CONDITIONS WITHIN THE COUNTRIES IN WHICH IT INVESTS. THE CONCENTRATION OF INVESTMENTS BY INDUSTRY CATEGORY FOR INDIVIDUAL SECURITIES HELD BY THE FUND IS SHOWN IN THE SCHEDULE OF INVESTMENTS.

IN ADDITION, CONCENTRATION OF INVESTMENTS CAN BE AGGREGATED BY VARIOUS COUNTRIES. THE TABLE BELOW SHOWS THE PERCENTAGES OF THE FUND'S INVESTMENTS AT OCTOBER 31, 1995 ASSIGNED TO COUNTRY CATEGORIES.

                                                                  MARKET VALUE
                                                                 AS A PERCENTAGE
                                                                    OF FUND'S
COUNTRY DIVERSIFICATION                                            NET ASSETS
-----------------------                                          ---------------
Australia....................................................         0.20%
Canada.......................................................         1.62
France.......................................................         0.13
Hong Kong....................................................         0.17
Malaysia.....................................................         0.07
Mexico.......................................................         0.04
Netherlands..................................................         2.59
United Kingdom...............................................         0.12
United States................................................        79.75
Short-term Investments.......................................        10.74
                                                                     -----
                                            TOTAL INVESTMENTS        95.43%
                                                                     =====

                       SEE NOTES TO FINANCIAL STATEMENTS.

                          NOTES TO FINANCIAL STATEMENTS

                 John Hancock Funds - Special Opportunities Fund

NOTE A --
ACCOUNTING POLICIES

Freedom Investment Trust II (the "Trust") is an open-end management investment company, registered under the Investment Company Act of 1940. The Trust consists of five series portfolios: John Hancock Special Opportunities Fund (the "Fund,") John Hancock Global Fund, John Hancock Global Income Fund, John Hancock Short-Term Strategic Income Fund and John Hancock International Fund. Prior to January 1, 1995, John Hancock Global Fund was known as John Hancock Freedom Global Fund, John Hancock Global Income Fund was known as John Hancock Freedom Global Income Fund and John Hancock International Fund was known as John Hancock Freedom International Fund.

    The Trustees have authorized the issuance of two classes of shares of the Fund, designated as Class A and Class B. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemption, dividends, and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission. Shareholders of a class which bears distribution/ service expenses under the terms of a distribution plan, have exclusive voting rights regarding such distribution plan. Class C shares were outstanding during the period from July 6, 1994 through April 11, 1995, but the Trustees terminated Class C shares as of May 1, 1995. Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described under the heading "Foreign Currency Translation."

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly-owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes and are accrued, as applicable.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investment, to its shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $5,914,444 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. If such carryforwards are used by the Fund, no capital gain distributions will be made. The carryforward expires October 31, 2002.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes which are accrued as applicable.

    The fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will

                          NOTES TO FINANCIAL STATEMENTS

                 John Hancock Funds - Special Opportunities Fund

be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class as explained previously.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Funds.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution/service fees if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

FOREIGN CURRENCY TRANSLATION All assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 p.m., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Fund may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked-to-market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Fund's daily net assets. The Fund records realized gains and losses at the time the forward foreign currency contract is closed out or offset by a matching contract. Risks may arise upon entering these contracts from potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

    These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The Fund may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk other than that offset by the currency amount of the underlying transaction.

    At October 31, 1995, there were no open forward foreign currency exchange contracts.

FINANCIAL FUTURES CONTRACTS The Fund may buy and sell financial futures contracts for speculative purposes and/or to hedge against the effects of fluctuations in interest rates, currency exchange rates and other market conditions. At the time the Fund enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodities exchange. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from

                          NOTES TO FINANCIAL STATEMENTS

                 John Hancock Funds - Special Opportunities Fund

this "mark to market," are recorded by the Fund as unrealized gains or losses.

    When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contract may not correlate with changes in the value of the underlying securities.

    For Federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures contracts.

    At October 31, 1995, there were no open positions in financial futures contracts.

ORGANIZATION EXPENSE Expenses incurred in connection with the organization of the Fund have been capitalized and are being charged to the Fund's operations ratably over a five-year period that began with the commencement of investment operations of the Fund.

NOTE B --
MANAGEMENT FEE, AND
TRANSACTIONS WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser, for a continuous investment program equivalent, on an annual basis, to the sum of: (a) 0.80% of the first $500,000,000 of the Fund's average daily net asset value, (b) 0.75% of the next $500,000,000 and (c) 0.70% of the Fund's average daily net asset value in excess of $1,000,000,000.

    In the event normal operating expenses of the Fund, exclusive of certain expenses prescribed by state law, are in excess of the most restrictive state limit where the Fund is registered to sell shares of beneficial interest, the fee payable to the Adviser will be reduced to the extent of such excess, and the Adviser will make additional arrangements necessary to eliminate any remaining excess expenses. The current limits are 2.5% of the first $30,000,000 of the Fund's average daily net asset value, 2.0% of the next $70,000,000 and 1.5% of the remaining average daily net asset value.

    The Adviser has agreed to limit the Fund's expenses, including the management fee (but not including the transfer agent and 12b-1 fee) further to the extent required to prevent expenses from exceeding 0.90% of the Fund's average daily net asset value, exclusive of certain expenses prescribed by state law. For the period ended October 31, 1995, no reduction in the Adviser's fee was necessary. The Adviser reserves the right to terminate this agreement at any time.

    The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. Prior to January 1, 1995 JH Funds was known as John Hancock Broker Distribution Services, Inc. For the period ended October 31, 1995, net sales charges received with regard to sales of Class A shares amounted to $443,675. Out of this amount, $67,560 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $156,268 was paid as sales commissions to unrelated broker-dealers and $219,847 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), Tucker Anthony, Incorporated ("Tucker Anthony") and Sutro & Co., ("Sutro"), all of which are broker dealers. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company, is the indirect sole shareholder of Distributors and John Hancock Freedom Securities Corporation and its subsidiaries which include Tucker Anthony and Sutro.

    Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended October 31, 1995, contingent deferred sales charges paid to JH Funds amounted to $741,870.

    In addition, to reimburse JH Funds for the services it provides as distributors of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A and Class B pursuant to

                          NOTES TO FINANCIAL STATEMENTS

                 John Hancock Funds - Special Opportunities Fund

Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B average daily net assets to reimburse JH Funds for its distribution/service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

    The Fund has a transfer agent agreement with John Hancock Investor Services Corporation ("Investor Services"), a wholly-owned subsidiary of The Berkeley Financial Group. Prior to January 1, 1995, Investor Services was known as John Hancock Fund Services, Inc. Prior to January 1, 1995, the Fund paid Investor Services a monthly transfer agent fee equivalent, on an annual basis, to 0.30% and 0.32% of the average daily net asset value of Class A and Class B shares of the Fund, respectively, plus out-of-pocket expenses incurred by Fund Services on behalf of the Fund. For the period January 1, 1995 through September 30, 1995 Class A and Class B shares paid transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses. For the period November 1, 1994 and through April 11, 1995, Class C shares paid a monthly transfer agent fee equivalent, on an annual basis, to 0.10% of the average daily net asset value of Class C shares plus out-of-pocket expenses incurred by Fund Services. All Class C shares were redeemed on April 11, 1995. For the eleven months ended September 30, 1995 the transfer agent expense, calculated as a class specific expense was $356,361 for Class A and $497,061 for Class B, respectively. For the period November 1, 1994 and through April 11, 1995, the transfer agent expense for Class C shares amounted to $81. Effective October 1, 1995 transfer agent expense is being treated as a fund expense based on the number of shareholder accounts in the Fund and certain out-of-pocket expenses.

    Edward J. Boudreau, Jr. is a director and officer of the Adviser, and its affiliates as well as a Trustee of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. Effective with the fees paid for 1995, the unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund will make investments into other John Hancock Funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability will be recorded on the Fund's books as an other asset. The deferred compensation liability and the investment to cover the liability will be marked to market on a periodic basis to reflect income earned by the investment.

NOTE C --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the period ended October 31, 1995 aggregated $328,853,750 and $327,825,528, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the period ended October 31, 1995.

    The cost of investments owned at October 31, 1995 for Federal income tax purposes was $192,874,826. Gross unrealized appreciation and depreciation of investments aggregated $40,334,138 and $5,186,841, respectively, resulting in net unrealized appreciation of $35,147,297.

NOTE D --
RECLASSIFICATION OF ACCOUNTS

During the year ended October 31, 1995, the Fund has reclassified amounts to reflect a decrease in accumulated net realized loss on investments and foreign currency transactions of $17,231, a decrease in distributions in excess of net investment income of $2,954,092 and a decrease in capital paid-in of $2,971,323. This represents the cumulative amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of October 31, 1995. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net

                          NOTES TO FINANCIAL STATEMENTS

                 John Hancock Funds - Special Opportunities Fund

asset value of the Fund, are primarily attributable to the treatment of net operating losses in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principle.

NOTE E --
REORGANIZATION

On November 30, 1994, the shareholders of John Hancock Environmental Fund (JHEF) approved a plan of reorganization between JHEF and the Fund providing for the transfer of substantially all of the assets and liabilities of JHEF to the Fund in exchange solely for Class A shares and Class B shares of the Fund. The acquisition was accounted for as a tax free exchange of 1,058,125 Class A shares, and 69,972 Class B shares of John Hancock Special Opportunities Fund for the net assets of JHEF, which amounted to $7,921,550 and $519,918 for Class A and Class B shares, respectively, including $941,350 of unrealized depreciation, after the close of business at December 16, 1994.

                John Hancock Funds - Special Opportunities Fund

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders of John Hancock Special Opportunities Fund and the Trustees of John Hancock Freedom Investment Trust II

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Special Opportunities Fund (the "Fund") (a portfolio of John Hancock Freedom Investment Trust II) at October 31, 1995, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1995 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


Price Waterhouse LLP
Boston, Massachusetts
December 14, 1995


TAX INFORMATION NOTICE (UNAUDITED)

For Federal income tax purposes, the following information is furnished with respect to the distributions of the Fund during the fiscal year ended October 31, 1995.

    The Fund has not paid any distributions of dividends or net realized gains during the fiscal year.

JOHN HANCOCK
INTERNATIONAL FUND


CLASS A AND CLASS B SHARES
PROSPECTUS
MARCH 1, 1996


------------------------------------------------------------------------------
TABLE OF CONTENTS
                                                                          Page
                                                                          ----
Expense Information ....................................................     2
The Fund's Financial Highlights ........................................     3
Investment Objective and Policies ......................................     4
Organization and Management of the Fund ................................     8
Alternative Purchase Arrangements ......................................     9
The Fund's Expenses ....................................................    10
Dividends and Taxes ....................................................    11
Performance ............................................................    12
How to Buy Shares ......................................................    13
Share Price ............................................................    15
How to Redeem Shares ...................................................    20
Additional Services and Programs .......................................    22

    This Prospectus sets forth information about John Hancock International Fund (the "Fund"), a diversified series of Freedom Investment Trust II (the "Trust"), that you should know before investing. Please read and retain it for future reference.


    Additional information about the Fund has been filed with the Securities and Exchange Commission (the "SEC"). You can obtain a copy of the Fund's Statement of Additional Information, dated March 1, 1996, and incorporated by reference into this Prospectus, free of charge by writing or telephoning: John Hancock Investor Services Corporation, P.O. Box 9116, Boston, Massachusetts 02205-9116, 1-800-225-5291, (1-800-554-6713 TDD).


    SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

EXPENSE INFORMATION


    The purpose of the following information is to help you understand the various fees and expenses you will bear, directly or indirectly, when you purchase Fund shares. The operating expenses included in the table and hypothetical example below are based on actual fees and expenses for the Class A and Class B shares of the Fund for the fiscal year ended October 31, 1995, adjusted to reflect current fees and expenses. Actual fees and expenses may be greater or less than those indicated.

                                                               CLASS A                    CLASS B
                                                                SHARES                     SHARES
                                                        ----------------            ---------------
SHAREHOLDER TRANSACTION EXPENSES
Maximum sales charge imposed on purchases (as a
  percentage of offering price) ......................       5.00%                       None
Maximum sales charge imposed on reinvested dividends .        None                       None
Maximum deferred sales charge ........................        None(1)                    5.00%(1)
Redemption fee(3)  ...................................        None                       None
Exchange fee .........................................        None                       None

ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)
Management fee .......................................       1.00%                       1.00%
12b-1 fee(2)  ........................................       0.30%                       1.00%
Other expenses .......................................       3.58%                       3.58%
                                                             ----                        ----
Total gross Fund operating expenses ..................       4.88%                       5.58%
Management fee waiver and expense reimbursement ......      (3.16%)                     (3.16%)
                                                             ----                        ----
Total net Fund operating expenses(4)  .................      1.72%(4)                    2.42%
                                                             ====                        ====

(1)  No sales charge is payable at the time of purchase on investments in Class A shares of $1 million or more, but for these investments a contingent deferred sales charge may be imposed, as described under the caption "Share Price," in the event of certain redemption transactions within one year of purchase.
(2)  The amount of the 12b-1 fee used to cover service expenses will be up to 0.25% of the Fund's average daily net assets, and the remaining portion will be used to cover distribution expenses. See "The Fund's Expenses."
(3)  Redemption by wire fee (currently $4.00) not included.
(4)  Total net Fund operating expenses in the table reflect estimated expenses, net of the Adviser's reimbursement or waiver of the management fee and other expenses (but not including the transfer agent fee and the 12b-1 fee) in excess of 0.90% of the
     Fund's average daily net assets.

                                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
               EXAMPLE:                  ------   -------   -------   --------
You would pay the following expenses
  for the indicated period of years on
  a hypothetical $1,000 investment,
  assuming 5% annual return:
Class A Shares ........................    $66      $ 99      $135      $235
Class B Shares
  --Assuming complete redemption at end
      of period .......................    $75      $105      $149      $256
  --Assuming no redemption ............    $25      $ 75      $129      $256

(This example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.)


    The Fund's payment of a distribution fee may result in a long-term shareholder indirectly paying more than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Rules of Fair Practice.

    The management and 12b-1 fees referred to above are more fully explained in this Prospectus under the caption "The Fund's Expenses" and in the Statement of Additional Information under the captions "Investment Advisory and Other Services" and "Distribution Contract."

THE FUND'S FINANCIAL HIGHLIGHTS


    The following table of Financial Highlights has been audited by Price Waterhouse LLP, the Fund's independent accountants, whose unqualified report is included in the Fund's 1995 Annual Report and is included in the Statement of Additional Information. Further information about the performance of the Fund is contained in the Fund's Annual Report to shareholders which may be obtained free of charge by writing or telephoning John Hancock Investor Services Corporation ("Investor Services") at the address or telephone number listed on the front page of this Prospectus.

    Selected data for each class of shares outstanding throughout the period indicated is as follows:

                                                                                          FOR THE PERIOD JANUARY 3, 1994
                                                                          YEAR ENDED       (COMMENCEMENT OF OPERATIONS)
                                                                       OCTOBER 31, 1995        TO OCTOBER 31, 1994
                                                                       -----------------  ------------------------------
CLASS A
PER SHARE OPERATING PERFORMANCE
  Net Asset Value, Beginning of Period .............................       $ 8.65                   $ 8.50
                                                                           ------                   ------
  Net Investment Income ............................................         0.04                     0.07(3)
  Net Realized and Unrealized Gain (Loss) on Investments and
    Foreign Currency Transactions ..................................        (0.47)                    0.08
                                                                           ------                   ------
      Total from Investment Operations .............................        (0.43)                    0.15
                                                                           ------                   ------
  Less Distributions:
    Dividends from Net Investment Income ......,,...................        (0.03)                     --
    Distributions from Net Realized Gain on  Investments Sold and
      Foreign Currency Transactions ................................        (0.05)                     --
                                                                           ------                   ------
      Total Distributions ..........................................        (0.08)                     --
                                                                           ------                   ------
  Net Asset Value, End of Period ...................................       $ 8.14                   $ 8.65
                                                                           ======                   ======
      Total Investment Return at Net Asset Value(4)  ...............        (4.96%)                   1.77%(5)
      Total Adjusted Investment Return at Net Asset Value(4)(6).....        (8.12%)                  (0.52%)(5)
RATIOS AND SUPPLEMENTAL DATA
  Net Assets, End of Period (000's omitted) ........................       $4,215                   $4,426
  Ratio of Expenses to Average Net Assets** ........................         1.64%                    1.50%(1)
  Ratio of Adjusted Expenses to Average Net Assets(2)  .............         4.80%                    3.79%(1)
  Ratio of Net Investment Income to Average Net Assets .............         0.56%                    1.02%(1)
  Ratio of Adjusted Net Investment Loss to Average Net Assets(2)....        (2.60%)                  (1.27%)(1)
  Portfolio Turnover Rate ..........................................           69%                      50%
  **Expense Reimbursement Per Share ................................       $ 0.25(3)                $ 0.16(3)
CLASS B
PER SHARE OPERATING PERFORMANCE
  Net Asset Value, Beginning of Period .............................       $ 8.61                   $ 8.50
                                                                           ------                   ------
  Net Investment Income (Loss) .....................................        (0.03)                    0.02(b)
  Net Realized and Unrealized Gain (Loss) on Investments and Foreign
Currency Transactions ..............................................        (0.48)                    0.09
                                                                           ------                   ------
      Total from Investment Operations .............................        (0.51)                    0.11
                                                                           ------                   ------
  Less Distributions:
    Distributions from Net Realized Gains on Investments Sold and
         Foreign Currency Transactions .............................        (0.05)                     --
                                                                           ------                   ------
  Net Asset Value, End of Period ...................................       $ 8.05                   $ 8.61
                                                                           ======                   ======
      Total Investment Return at Net Asset Value(4)  ...............        (5.89%)                   1.29%(5)
      Total Adjusted Investment Return at Net Asset Value(4)(6).....        (9.05%)                  (1.00%)(5)
RATIOS AND SUPPLEMENTAL DATA
  Net Assets, End of Period (000's omitted) ........................       $3,990                   $3,948
  Ratio of Expenses to Average Net Assets** ........................         2.52%                    2.22%(1)
  Ratio of Adjusted Expenses to Average Net Assets(2)...............         5.68%                    4.51%(1)
  Ratio of Net Investment Income (Loss) to Average Net Assets ......        (0.37%)                   0.31%(1)
  Ratio of Adjusted Net Investment Loss to Average Net Assets(2)....        (3.53%)                  (1.98%)(1)
  Portfolio Turnover Rate ..........................................           69%                      50%
  **Expense Reimbursement Per Share ................................       $ 0.25(3)                $ 0.16(3)

(1)  On an annualized basis.
(2)  On an unreimbursed basis.
(3)  On average month end shares outstanding.
(4)  Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.
(5)  Not annualized.
(6)  An estimated total return calculation which takes into consideration fees and expenses waived or borne by the Adviser during the periods shown.

INVESTMENT OBJECTIVE AND POLICIES AND CERTAIN RISK CONSIDERATIONS

THE INVESTMENT OBJECTIVE OF THE FUND IS LONG-TERM GROWTH OF CAPITAL THROUGH INVESTMENT PRIMARILY IN FOREIGN EQUITY SECURITIES.

The Fund's investment objective is long-term growth of capital. The Fund seeks to achieve its investment objective by investing primarily in foreign equity securities. There are market fluctuations and risks in any investment and therefore there is no assurance that the Fund will achieve its investment objective.

Under normal circumstances, at least 65% of the Fund's total assets will be invested in equity securities of issuers located in various countries around the world. Generally, the Fund's portfolio will contain securities of issuers from at least three countries other than the United States. The Fund normally will invest substantially all of its assets in equity securities, such as common stock, preferred stock and securities convertible into common and preferred stock. However, if deemed advisable by John Hancock Advisers, Inc. (the "Adviser"), the Fund may invest in any other type of security including warrants, bonds, notes and other debt securities (including Eurodollar securities) or obligations of domestic or foreign governments and their political subdivisions, or domestic or foreign corporations.

THE GLOBAL ALLOCATION OF ASSETS IS NOT FIXED, AND WILL VARY FROM TIME TO TIME BASED ON THE JUDGMENT OF THE FUND'S ADVISER AND SUB-ADVISER.

The Fund will maintain a flexible investment policy and will invest in a diversified portfolio of securities of companies and governments located throughout the world. In making the allocation of assets among various countries and geographic regions, the Adviser and John Hancock Advisers International Limited (the "Sub-Adviser") ordinarily consider such factors as prospects for relative economic growth between foreign countries; expected levels of inflation and interest rates; government policies influencing business conditions; and other pertinent financial, tax, social, political, currency, and national factors -- all in relation to the prevailing prices of the securities in each country or region.

In choosing investments for the Fund, the Adviser generally looks for companies whose earnings show a strong growth trend or companies whose current market value per share is undervalued. The Fund will not restrict its investments to any particular size company and, consequently, the portfolio may include the securities of small and relatively less well-known companies. The securities of small and medium-sized companies may be subject to more volatile market movements than the securities of larger, more established companies or the stock market averages in general.

It is the intention of the Fund generally to invest in debt securities only for temporary defensive purposes. Accordingly, when the Adviser believes unfavorable investment conditions exist requiring the Fund to assume a temporary defensive investment posture, the Fund may hold cash or invest all or a portion of its assets in short-term domestic as well as foreign instruments, including: short-term U.S. Government securities and repurchase agreements in connection with such instruments; bank certificates of deposit, bankers' acceptances, time deposits and letters of credit; and commercial paper (including so called Section 4(2) paper rated at least A-1 or A-2 by Standard & Poor's Ratings Group ("S&P") or P-1 or P-2 by Moody's Investors Service, Inc. ("Moody's") or if unrated considered by the Adviser to be of comparable value). The Fund's temporary defensive investments may also include: debt obligations of U.S. companies rated at least BBB or Baa by S&P or Moody's, respectively, or, if unrated, of comparable quality in the opinion of the Adviser; commercial paper and corporate debt obligations not satisfying the above credit standards if they are (a) subject to demand features or puts or (b) guaranteed as to principal and interest by a domestic or foreign bank having total assets in excess of $1 billion, by a corporation whose commercial paper may be purchased by the Fund, or by a foreign government having an existing debt security rated at least BBB or Baa by S&P or Moody's, respectively; and other short-term investments which the Trustees of the Trust determine present minimal credit risks and which are of "high quality" as determined by any major rating service or, in the case of an instrument that is not rated, of comparable quality as determined by the Adviser. Securities which are convertible may be rated as low as BBB or Baa by S&P or Moody's, respectively. Debt securities and convertible securities rated Baa or BBB are considered medium grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken capacity to pay interest and repay principal. If the rating of a debt security or a convertible security is reduced below Baa or BBB, the Adviser will consider whatever action is appropriate consistent with the Fund's investment objectives and policies.

THE FUND MAY EMPLOY CERTAIN INVESTMENT STRATEGIES TO HELP ACHIEVE ITS INVESTMENT OBJECTIVES.


FOREIGN SECURITIES. The Fund may invest in securities of foreign and United States issuers which are issued in or outside of the U.S., including sponsored or unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") or other securities convertible into securities of corporations in which the Fund is permitted to invest. ADRs are receipts typically issued by an American bank or trust company. ADR's evidence ownership of underlying securities issued by a foreign corporation, and are designed for trading in United States securities markets. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Issuers of the shares underlying unsponsored ADRs are not contractually obligated to disclose material information in the United States and, therefore, there may not be a correlation between that information and the market value of the unsponsored ADR.

FOREIGN CURRENCIES. The Fund will not speculate in foreign currencies or in forward foreign currency exchange contracts, but will enter into such transactions only in connection with its hedging strategy, to protect against changes in foreign currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. Although hedging strategies might reduce the risk of loss due to a decline in the value of the hedged foreign currency, they may also limit any potential gain that might result from an increase in the value of the currency.


FUTURES CONTRACTS AND OPTIONS ON FUTURES. The Fund may buy and sell financial futures contracts and options on futures to hedge against the effects of fluctuations in securities prices, interest rates, currency exchange rates and other market conditions and for speculative purposes. The potential loss incurred by the Fund in writing options on futures is unlimited and may exceed the amount of the premium received. The Fund's futures contracts and options on futures will be traded on a U.S. or foreign commodity exchange or board of trade. The Fund will not engage in a futures or options transaction for speculative purposes, if immediately thereafter, the sum of initial margin deposits on existing positions and premiums required to establish speculative positions in futures contracts and options on futures would exceed 5% of the Fund's net assets. The Fund intends to comply with the CFTC regulations with respect to its speculative transactions. These regulations are discussed further in the Statement of Additional Information.

SHORT SALES. The Fund may engage in short sales "against the box", as well as short sales to hedge against or profit from an anticipated decline in the value of a security. When the Fund engages in a short sale, it will place in a segregated account, cash or U.S. Government securities in accordance with applicable regulatory requirements. These will be marked to market daily. See the Statement of Additional Information.


RESTRICTED SECURITIES. The Fund may purchase restricted securities, including those eligible for resale to "qualified institutional buyers" pursuant to Rule 144A under the Securities Act of 1933 (the "Securities Act"). The Trustees will monitor the Fund's investments in these securities, focusing on certain factors, including valuation, liquidity and availability of information. Purchases of other restricted securities are subject to an investment restriction limiting all the Fund's illiquid securities to not more than 15% of its net assets.

LENDING OF SECURITIES. The Fund may lend portfolio securities to brokers, dealers, and financial institutions if the loan is collateralized by cash or U.S. Government securities according to applicable regulatory requirements. The Fund may reinvest any cash collateral in short-term securities. When the Fund lends portfolio securities, there is a risk that the borrower may fail to return the loaned securities. As a result, the Fund may incur a loss or in the event of the borrower's bankruptcy may be delayed in or prevented from liquidating the collateral. It is a fundamental policy of the Fund not to lend portfolio securities having a total value in excess of 33 1/3% of its total assets.

REPURCHASE AGREEMENTS, FORWARD COMMITMENTS AND WHEN-ISSUED SECURITIES. The Fund may enter into repurchase agreements and may purchase securities on a forward commitment or when-issued basis. In a repurchase agreement, the Fund buys a security subject to the right and obligation to sell it back to the issuer at a higher price. These transactions must be fully collateralized at all times, but involve some credit risk to the Fund if the other party defaults on its obligations and the Fund is delayed in or prevented from liquidating the collateral. The Fund will segregate in a separate account cash or liquid, high grade debt securities equal in value to its forward commitments and when-issued securities. Purchasing securities for future delivery or on a when-issued basis may increase the Fund's overall investment exposure and involves a risk of loss if the value of the securities declines before the settlement date.


SHORT-TERM TRADING. Short-term trading means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time. The Fund engages in short-term trading in response to changes in interest rates or other economic trends and developments. Under normal market conditions, the Fund's portfolio turnover rate for the current fiscal year is expected to be no more than 100%.

The Fund does not generally consider the length of time it has held a particular security in making its investment decisions. Under certain market conditions, the Fund's portfolio turnover rate may be higher than that of other mutual funds. A high portfolio turnover rate involves correspondingly greater brokerage expense which will be borne by the Fund and may, under certain circumstances, make it more difficult for the Fund to qualify as a regulated investment company under the Internal Revenue Code.


INVESTMENT RESTRICTIONS. The Fund has adopted certain investment restrictions which are detailed in the Statement of Additional Information where they are designated as fundamental or nonfundamental. Fundamental investment restrictions may not be changed without shareholder approval. All other investment policies and restrictions, are nonfundamental and can be changed by a vote of the Trustees without shareholder approval. Portfolio turnover rates of the Fund are shown in the section "The Fund's Financial Highlights."

INVESTMENTS IN FOREIGN SECURITIES MAY INVOLVE RISKS AND CONSIDERATIONS THAT ARE NOT PRESENT IN DOMESTIC INVESTMENTS.

GLOBAL RISKS. Investments in foreign securities may involve certain risks not present in domestic securities due to exchange controls, less publicly available information, more volatile or less liquid securities markets, and the possibility of expropriation, confiscatory taxation or political, economic or social instability. There may be difficulty in enforcing legal rights outside the United States. Some foreign companies are not subject to the same uniform financial reporting requirements, accounting standards and government supervision as domestic companies, and foreign exchange markets are regulated differently from the U.S. stock market. Security trading practices abroad may offer less protection to investors such as the Fund. In addition, foreign securities may be denominated in the currency of the country in which the issuer is located. Consequently, changes in foreign exchange rates will affect the value of the Fund's shares and dividends. Finally, the expense ratios of international funds generally are higher than those of domestic funds because there are greater costs associated with maintaining custody of foreign securities, and the increased research necessary for international investing results in a higher advisory fee.

These risks may be intensified in the case of investments in emerging markets or countries with limited or developing capital markets. These countries are located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. Security prices in these markets can be significantly more volatile than in more developed countries, reflecting the greater uncertainties of investing in less established markets and economies. Political, legal and economic structures in many of these emerging market countries may be undergoing significant evolution and rapid development, and they may lack the social, political, legal and economic stability characteristic of more developed countries. Emerging market countries may have failed in the past to recognize private property rights. They may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions on repatriation of assets, and may have less protection of property rights than more developed countries. Their economies may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens, unstable currencies or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. The Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. Securities of issuers located in these countries may have limited marketability and may be subject to more abrupt or erratic price movements.


BROKERS ARE CHOSEN BASED ON BEST PRICE AND EXECUTION.


When choosing brokerage firms to carry out the Fund's transactions, the Adviser gives primary consideration to execution at the most favorable prices, taking into account the broker's professional ability and quality of service. Consideration may also be given to the broker's sales of Fund shares. Pursuant to procedures established by the Trustees, the Adviser or Sub-Adviser may place securities transactions with brokers affiliated with the Adviser. These brokers include Tucker Anthony Incorporated, John Hancock Distributors, Inc. and Sutro & Company, Inc. They are indirectly owned by John Hancock Mutual Life Insurance Company (the "Life Company"), which in turn indirectly owns the Adviser and Sub-Adviser.


ORGANIZATION AND MANAGEMENT OF THE FUND


THE TRUSTEES ELECT OFFICERS AND RETAIN THE INVESTMENT ADVISER WHO IS RESPONSIBLE FOR THE DAY-TO-DAY OPERATIONS OF THE FUND, SUBJECT TO THE TRUSTEES' POLICIES AND SUPERVISION.

The Fund is a diversified series of Freedom Investment Trust II, an open-end management investment company organized as a Massachusetts business trust in 1986. The Fund has an unlimited number of authorized shares of beneficial interest. The Trust's Declaration of Trust permits the Trustees to create, classify and reclassify the shares into one or more classes. Accordingly, the Trustees have authorized the issuance of three classes of the Fund, designated Class A, Class B and Class C, although Class C is no longer offered for sale. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemption, dividends and liquidation. However, each class bears different distribution fees and Class A and Class B shareholders have exclusive voting rights with respect to their distribution plans.

The Fund is not required to hold annual shareholder meetings, although special meetings may be held for such purposes as electing or removing Trustees, changing fundamental investment restrictions and policies or approving a management contract. The Fund, under certain circumstances, will assist in shareholder communication with other shareholders.

JOHN HANCOCK ADVISERS, INC. ADVISES INVESTMENT COMPANIES HAVING A TOTAL ASSET VALUE OF MORE THAN $16 BILLION.

The Adviser was organized in 1968 and is a wholly-owned indirect subsidiary of the Life Company, a financial services company. The Adviser provides the Fund, and other investment companies in the John Hancock group of funds, with investment research and portfolio management services. Formed in 1987, the Sub-Adviser to the Fund is a wholly-owned subsidiary of the Adviser, and provides international investment research and advisory services to institutional clients. John Hancock Funds, Inc. ("John Hancock Funds") distributes shares for all of the John Hancock funds through selected broker-dealers ("Selling Brokers"). Certain Fund officers are also officers of the Adviser and John Hancock Funds. Pursuant to an order granted by the Securities and Exchange Commission, the Fund has adopted a deferred compensation plan for its independent Trustees which allows Trustees' fees to be invested by the Fund in other John Hancock funds.

Day-to-day management of the Fund is carried out by David S. Beckwith and John L.F. Wills. Prior to joining the Adviser in 1992, Mr. Beckwith was associated with Freedom Capital Management, an affiliate of the Adviser. Mr. Wills is general manager of John Hancock Advisers International, Ltd. and has been associated with John Hancock since 1987.

In order to avoid conflicts with portfolio trades for the Fund, the Adviser, the Sub-Adviser and the Fund have adopted extensive restrictions on personal securities trading by personnel of the Adviser and its affiliates. Some of these restrictions are: preclearance for all personal trades and a ban on the purchase of initial public offerings, as well as contributions to specified charities of profits on securities held for less than 91 days. A Sub-Adviser's restrictions may differ where appropriate, as long as they maintain the same intent. These restrictions are a continuation of the basic principle that the interests of the Fund and its shareholders come first.


ALTERNATIVE PURCHASE ARRANGEMENTS

AN ALTERNATIVE PURCHASE PLAN ALLOWS YOU TO CHOOSE THE METHOD OF PAYMENT THAT IS BEST FOR YOU.


You can purchase shares of the Fund at a price equal to their net asset value per share plus a sales charge. At your election, this charge may be imposed either at the time of the purchase (see "Initial Sales Charge Alternative -- Class A Shares") or on a contingent deferred basis (see "Contingent Deferred Sales Charge Alternative -- Class B Shares"). If you do not specify on your account application the class of shares you are purchasing, it will be assumed that you are investing in Class A shares.


INVESTMENTS IN CLASS A SHARES ARE SUBJECT TO AN INITIAL SALES CHARGE.


CLASS A SHARES. If you elect to purchase Class A shares, you will incur an initial sales charge unless the amount you purchase is $1 million or more. If you purchase $1 million or more of Class A shares, you will not be subject to an initial sales charge, but you will incur a sales charge if you redeem your shares within one year of purchase. Class A shares are subject to ongoing distribution and service fees at a combined annual rate of up to 0.30% of the Fund's average daily net assets attributable to the Class A shares. Certain purchases of Class A shares qualify for reduced initial sales charges. See "Share Price -- Qualifying for a Reduced Sales Charge."


INVESTMENTS IN CLASS B SHARES ARE SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE.


CLASS B SHARES. You will not incur a sales charge when you purchase Class B shares, but the shares are subject to a sales charge if you redeem them within six years of purchase (the "contingent deferred sales charge" or the "CDSC"). Class B shares are subject to ongoing distribution and service fees at a combined annual rate of up to 1.00% of the Fund's average daily net assets attributable to the Class B shares. Investing in Class B shares permits all your dollars to work from the time you make your investment, but the higher ongoing distribution fee will cause these shares to have higher expenses than Class A shares. To the extent that any dividends are paid, these higher expenses will also result in lower dividends than those paid on Class A shares.

Class B shares are not available to full-service defined contribution plans administered by Investor Services or the Life Company that had more than 100 eligible employees at the inception of the Fund account.


FACTORS TO CONSIDER IN CHOOSING AN ALTERNATIVE

YOU SHOULD CONSIDER WHICH CLASS OF SHARES WILL BE MORE BENEFICIAL FOR YOU.

The alternative purchase arrangement allows you to choose the most beneficial way to buy shares given the amount of your purchase, the length of time you expect to hold your shares and other circumstances. You should consider whether, during the anticipated life of your Fund investment, the CDSC and accumulated fees on Class B shares would be less than the initial sales charge and accumulated fees on Class A shares purchased at the same time; and to what extent this differential would be offset by the Class A shares' lower expenses. To help you make this determination, the table under the caption "Expense Information" on the inside cover page of this Prospectus gives examples of the charges applicable to each class of shares. Class A shares will normally be more beneficial if you qualify for reduced sales charges. See "Share Price-Qualifying for a Reduced Sales Charge."


Class A shares are subject to lower distribution and service fees and, accordingly, pay correspondingly higher dividends per share, to the extent any dividends are paid. However, because initial sales charges are deducted at the time of purchase, you would not have all of your funds invested initially and, therefore, would initially own fewer shares. If you do not qualify for reduced initial sales charges and expect to maintain your investment for an extended period of time, you might consider purchasing Class A shares. This is because the accumulated distribution and service charges on Class B shares may exceed the initial sales charge and accumulated distribution and service charges on Class A shares during the life of your investment.

Alternatively, you might determine that it is more advantageous to purchase Class B shares to have all of your funds invested initially. However, you will be subject to higher distribution fees and, for a six-year period, a CDSC.

In the case of Class A shares, the distribution expenses that John Hancock Funds incurs in connection with the sale of the shares will be paid from the proceeds of the initial sales charge and the ongoing distribution and service fees. In the case of Class B shares, the expenses will be paid from the proceeds of the ongoing distribution and service fees, as well as from the CDSC incurred upon redemption within six years of purchase. The purpose and function of the Class B shares' CDSC and ongoing distribution and service fees are the same as those of the Class A shares' initial sales charge and ongoing distribution and service fees.

Dividends, if any, on Class A and Class B shares will be calculated in the same manner, at the same time and on the same day. They will also be in the same amount, except for differences resulting from each class bearing only its own distribution and service fees and shareholder meeting expenses. See "Dividends and Taxes."


THE FUND'S EXPENSES

For managing its investment and business affairs, the Fund pays a monthly fee to the Adviser which is based on a percentage of the Fund's average daily net asset value, as follows: 1.00% on the first $250 million of average daily net assets, 0.80% on the next $250 million of average net assets, 0.75% on the next $250 million of average net assets and 0.625% of average net assets in excess of $750 million. The investment management fee paid by the Fund is higher than the fees paid by most mutual funds but comparable to fees paid by those funds with a similar investment objective.

The Adviser pays the Sub-Adviser a portion of its fee at the annual rate of 0.70% of the first $200 million of the Fund's average daily net assets and 0.6375% of any amount over $200 million. The Fund is not responsible for payment of the Sub-Adviser's fee.


The Adviser has reduced Fund expenses, including the management fee (but not including the transfer agent fee and the 12b-1 fee), to 0.90% of the Fund's average daily net assets. The Adviser reserves the right to terminate this reduction in the future.


THE FUND PAYS DISTRIBUTION AND SERVICE FEES FOR MARKETING AND SALES-RELATED SHAREHOLDER SERVICING.


The Class A and Class B shareholders have adopted distribution plans (each a "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act"). Under these Plans, the Fund will pay distribution and service fees at an aggregate annual rate of up to 0.30% of the Class A shares' average daily net assets and an aggregate annual rate of up to 1.00% of the Class B shares' average daily net assets. In each case, up to 0.25% is for service expenses and the remaining amount is for distribution expenses. The distribution fees will be used to reimburse John Hancock Funds for its distribution expenses, including but not limited to: (i) initial and ongoing sales compensation to Selling Brokers and others (including affiliates of John Hancock Funds) engaged in the sale of Fund shares; (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of Fund shares and (iii) with respect to Class B shares only, interest expenses on unreimbursed distribution expenses. The service fees are paid to compensate Selling Brokers and others providing personal and account maintenance services to shareholders.

In the event John Hancock Funds is not fully reimbursed for payments it makes or expenses it incurs under the Class A Plan, these expenses will not be carried beyond one year from the date they were incurred. These unreimbursed expenses under the Class B Plan will be carried forward together with interest on the balance of these unreimbursed expenses.

For the fiscal year ended October 31, 1995 an aggregate of $358,785 of distribution expenses or 9.76%, of the average net assets of the Class B shares of the Fund, was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or 12b-1 fees in prior periods.

Information on the Fund's total expenses is in the Financial Highlights section of this Prospectus.

DIVIDENDS AND TAXES

DIVIDENDS. The Fund generally declares and distributes dividends representing all or substantially all net investment income, if any, at least annually. The Fund will also distribute realized net short-term or long-term capital gains, if any, at least annually.

Dividends are reinvested in additional shares of your class unless you elect the option to receive cash. If you elect the cash option and the U.S. Postal Service cannot deliver your checks, your election will be converted to the reinvestment option. Because of the higher expenses associated with Class B shares, any dividends on these shares will be lower than on the Class A shares. See "Share Price."

TAXATION. Dividends from the Fund's net investment income, certain net foreign exchange gains and net short-term capital gains are taxable to you as ordinary income. Dividends from the Fund's net long-term capital gains are taxable as long-term capital gains. These dividends are taxable whether received in cash or reinvested in additional shares. Certain dividends may be paid in January of a given year, but may be taxable as if you received them the previous December. The Fund will send you a statement by January 31 showing the tax status of the dividends you received for the prior year.

The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, the Fund will not be subject to Federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders within the time period prescribed by the Code. When you redeem (sell) or exchange shares, you may realize a taxable gain or loss.


The Fund anticipates that it will be subject to foreign withholding taxes or other foreign taxes on income (possibly including capital gains) on certain foreign investments which will reduce the yield on those investments. However, if more than 50% of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations and if the Fund so elects, shareholders will include in their gross incomes their pro-rata shares of qualified foreign taxes paid by the Fund and may be entitled, subject to certain conditions and limitations under the Code, to claim a Federal income tax credit or deduction for their share of these taxes.


On the account application, you must certify that your social security or other taxpayer identification number you provide is correct and that you are not subject to backup withholding of Federal income tax. If you do not provide this information or are otherwise subject to this withholding, the Fund may be required to withhold 31% of your dividends and the proceeds of redemptions and exchanges.

In addition to Federal taxes, you may be subject to state, local or foreign taxes with respect to your investments in and distributions from the Fund. Non-U.S. shareholders and tax-exempt shareholders are subject to a different tax treatment not described above. In many states, a portion of the Fund's dividends that represents interest received by the Fund on direct U.S. Government obligations may be exempt from tax. You should consult your tax adviser for specific advice.


PERFORMANCE

THE FUND MAY ADVERTISE ITS TOTAL RETURN.


Total return shows the overall dollar or percentage change in value of a hypothetical investment in the Fund, assuming the reinvestment of all dividends. Cumulative total return shows the Fund's performance over a period of time. Average annual total return shows the cumulative return divided by the number of years included in the period. Because average annual total return tends to smooth out variations in performance, you should recognize that it is not the same as actual year-to-year results.

Total return calculations for Class A shares generally include the effect of paying the maximum sales charge (except as shown in "The Fund's Financial Highlights"). Investments at lower sales charges would result in higher performance figures. Total return calculations for the Class B shares reflect deduction of the applicable CDSC imposed on a redemption of shares held for the applicable period (except as shown in "The Fund's Financial Highlights"). All calculations assume that all dividends are reinvested at net asset value on the reinvestment dates during the periods. The total return of Class A and Class B shares will be calculated separately, and, because each class of shares is subject to different expenses, total return may differ with respect to each class for the same period. The relative performance of the Class A and Class B shares will be affected by a variety of factors, including the higher operating expenses attributable to the Class B shares, whether the Fund's investment performance is better in the earlier or later portions of the period measured and the level of net assets of the classes during the period. The Fund will include the total return of both classes in any advertisement or promotional materials including the Fund's performance data. The value of the Fund's shares, when redeemed, may be more or less than their original cost. Total returns is a historical calculation and is not an indication of future performance. See "Factors to Consider in Choosing an Alternative".




HOW TO BUY SHARES

OPENING AN ACCOUNT.


------------------------------------------------------------------------------
The minimum initial investment is $1,000 ($250 for group investments and the Account Application attached to this Prospectus. Indicate whether you are purchasing Class A or Class B shares. If you do not specify which class of shares you are purchasing, Investor Services will assume that you are investing in Class A shares.

-------------------------------------------------------------------------------
BY CHECK            1. Make your check payable to John Hancock Investor
                       Services Corporation.

                    2. Deliver the completed application and check to your
                       registered representative, Selling Broker or mail it directly to Investor Services.


------------------------------------------------------------------------------
BY WIRE             1. Obtain an account number by contacting your registered
                       representative, Selling Broker or by calling
                       1-800-225-5291.


                    2. Instruct your bank to wire funds to:
                          First Signature Bank & Trust
                          John Hancock Deposit Account No. 900000260
                          ABA Routing No. 211475000
                          For Credit To: John Hancock International Fund (Class A or Class B shares)
                          Your Account Number
                          Name(s) under which account is registered


                    3. Deliver the completed application to your registered
                       representative, Selling Broker or mail it directly to Investor Services.

------------------------------------------------------------------------------

BUYING ADDITIONAL CLASS A AND CLASS B SHARES.

------------------------------------------------------------------------------
MONTHLY AUTOMATIC   1. Complete the "Automatic Investing" and "Bank
ACCUMULATION           Information" sections on the Account Privileges
PROGRAM (MAAP)         Application designating a bank account from which
                       funds may be drawn.


                    2. The amount you elect to invest will be withdrawn
                       automatically from your bank or credit union account.

BUYING ADDITIONAL CLASS A AND CLASS B SHARES. (CONTINUED)

------------------------------------------------------------------------------
BY TELEPHONE        1. Complete the "Invest-By-Phone" and "Bank Information"
                       sections on the Privileges Application designating a bank account from which your funds may be drawn. Note that in order to invest by phone, your account must be in a bank or credit union that is a member of the Automated Clearing House system (ACH).


                    2. After your authorization form has been processed, you
                       may purchase additional Class A or Class B shares by calling Investor Services toll-free at 1-800-225-5291.

                    3. Give the Investor Services representative the name(s)
                       in which your account is registered, the Fund name, the class of shares you own, your account number, and the amount you wish to invest.

                    4. Your investment normally will be credited to your
                       account the business day following your phone request.

------------------------------------------------------------------------------
BY CHECK            1. Either complete the detachable stub included on your
                       account statement or include a note with your investment listing the name of the Fund, the class of shares you own, your account number and the name(s) in which the account is registered.

                    2. Make your check payable to John Hancock Investor
                       Services Corporation

                    3. Mail the account information and check to:
                          John Hancock Investor Services Corporation
                          P.O. Box 9115
                          Boston, MA 02205-9115
                       or deliver it to your registered representative or Selling Broker.

------------------------------------------------------------------------------
BY WIRE             Instruct your bank to wire funds to:
                       First Signature Bank & Trust
                       John Hancock Deposit Account No. 900000260
                       ABA Routing No. 211475000
                       For credit To: John Hancock International Fund
                       (Class A or Class B shares)
                       Your account number
                       Name(s) under which account is registered

------------------------------------------------------------------------------
OTHER REQUIREMENTS: All purchases must be made in U.S. dollars. Checks written on foreign banks will delay purchases until U.S. funds are received, and a collection charge may be imposed. Shares of the Fund are priced at the offering price at the net asset value computed after John Hancock Funds receives notification of the dollar equivalent from the Fund's custodian bank. Wire purchases normally take two or more hours to complete and, to be accepted the same day, must be received by 4:00 p.m. New York time. Your bank may charge a fee to wire funds. Telephone transactions are recorded to verify information. Certificates are not issued unless a request is made in writing to Investor Services.

------------------------------------------------------------------------------


YOU WILL RECEIVE ACCOUNT STATEMENTS THAT YOU SHOULD KEEP TO HELP WITH YOUR PERSONAL RECORDKEEPING.

You will receive a statement of your account after any transaction that affects your share balance or registration (statements related to reinvestment of dividends and automatic investment/withdrawal plans will be sent to you quarterly). A tax information statement will be mailed to you by January 31 of each year.


SHARE PRICE


THE OFFERING PRICE OF YOUR SHARES IS THEIR NET ASSET VALUE PLUS A SALES CHARGE, IF APPLICABLE, WHICH WILL VARY WITH THE PURCHASE ALTERNATIVE YOU CHOOSE.

The net asset value per share ("NAV") is the value of one share. The NAV is calculated by dividing the net asset value of each class by the number of outstanding shares of that class. The NAV of each class can differ. Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, at fair value as determined in good faith according to procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which the Board of Trustees has determined to approximate market value. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. If quotations are not readily available, or the value has been materially affected by events occurring after the closing of a foreign market, assets are valued by a method that the Trustees believe accurately reflects fair value. The NAV is calculated once daily as of the close of regular trading on the New York Stock Exchange (generally at 4:00 p.m., New York time) on each day that the Exchange is open.


Shares of the Fund are sold at the offering price based on the NAV computed after your investment request is received in good order by John Hancock Funds. If you buy shares of the Fund through a Selling Broker, the Selling Broker must receive your investment before the close of regular trading on the New York Stock Exchange and transmit it to John Hancock Funds before its close of business to receive that day's offering price.

INITIAL SALES CHARGE ALTERNATIVE -- CLASS A SHARES. The offering price you pay for Class A shares of the Fund equals the NAV plus a sales charge as follows:

                                                                        COMBINED
                                                   SALES CHARGE        REALLOWANCE          REALLOWANCE TO
                              SALES CHARGE        AS A PERCENTAGE    AND SERVICE FEE       SELLING BROKER AS
     AMOUNT INVESTED       AS A PERCENTAGE OF         OF THE         AS A PERCENTAGE         A PERCENTAGE OF
(INCLUDING SALES CHARGE)   OF OFFERING PRICE      AMOUNT INVESTED   OF OFFERING PRICE(4)   OFFERING PRICE(1)
-----------------------    ------------------     ---------------   -----------------      ------------------
Less than $50,000                 5.00%                 5.26%             4.25%                 4.01%
$50,000 to $99,999                4.50%                 4.71%             3.75%                 3.51%
$100,000 to $249,999              3.50%                 3.63%             2.85%                 2.61%
$250,000 to $499,999              2.50%                 2.56%             2.10%                 1.86%
$500,000 to $999,999              2.00%                 2.04%             1.60%                 1.36%
$1,000,000 and over               0.00%(2)              0.00%(2)          (3)                   0.00%(3)

(1)   Upon notice to Selling Brokers with whom it has sales agreements, John Hancock Funds may reallow an amount up to the full applicable sales charge. A Selling Broker to whom substantially the entire sales charge is reallowed may be deemed to be an underwriter under the Securities Act of 1933.

(2)   No sales charge is payable at the time of purchase of Class A shares of $1 million or more, but a CDSC may be imposed in the event of certain redemption transactions made within one year of purchase.


(3)  John Hancock Funds may pay a commission and first year's service fee (as described in (4) below) to Selling Brokers who initiate and are responsible for purchases of $1 million or more in aggregate as follows: 1% on sales up to $4,999,999,
      0.50% on the next $5 million and 0.25% on $10 million and over.

(4)  At the time of sale, John Hancock Funds pays to Selling Brokers the first year's service fee in advance, in an amount equal to 0.25% of the net assets invested in the Fund. Thereafter, it pays the service fee periodically in arrears in an amount up to 0.25% of the Fund's average annual net assets. Selling Brokers receive the fee as compensation for providing personal and account maintenance services to shareholders.


Sales charges ARE NOT APPLIED to any dividends that are reinvested in additional Class A shares of the Fund.


John Hancock Funds will pay certain affiliated Selling Brokers at an annual rate of up to 0.05% of the daily net assets of the accounts attributable to these brokers.

Under certain circumstances as described below, investors in Class A shares may be entitled to pay reduced sales charges. See "Qualifying for a Reduced Sales Charge".


CONTINGENT DEFERRED SALES CHARGE -- INVESTMENTS OF $1 MILLION OR MORE IN CLASS A SHARES. Purchases of $1 million or more in Class A shares will be made at net asset value with no initial sales charge, but if the shares are redeemed within 12 months after the end of the calendar month in which the purchase was made, (the CDSC period), a CDSC will be imposed. The rate of the CDSC will depend on the amount invested as follows:


AMOUNT INVESTED                                                     CDSC RATE
---------------                                                     ---------
$1 million to $4,999,999                                              1.00%
Next $5 million to $9,999,999                                         0.50%
Amounts of $10 million and over                                       0.25%


Existing full service clients the Life Company who were group annuity contract holders as of September 1, 1994 and participant directed defined contribution plans with at least 100 eligible employees at the inception of the Fund account, may purchase Class A shares with no initial sales charge. However, if the shares are redeemed within 12 months after the end of the calendar year in which the purchase was made, a CDSC will be imposed at the above rate.

The CDSC will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the redeemed Class A shares. Accordingly, no CDSC will be imposed on increases in account value above the initial purchase price, including any dividends which have been reinvested in additional Class A shares.

In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. Therefore, it will be assumed that redemption is first made from any shares in your account that are not subject to the CDSC. The CDSC is waived on redemptions in certain circumstances. See "Waiver of Contingent Deferred Sales Charge" below.


YOU MAY QUALIFY FOR A REDUCED SALES CHARGE ON YOUR INVESTMENT IN CLASS A SHARES.


QUALIFYING FOR A REDUCED SALES CHARGE. If you invest more than $50,000 in Class A shares of the Fund or a combination of John Hancock funds (except money market funds), you may qualify for a reduced sales charge on your investments in Class A shares through a LETTER OF INTENTION. You may also be able to use the ACCUMULATION PRIVILEGE and COMBINATION PRIVILEGE to take advantage of the value of your previous investments in shares of John Hancock funds in meeting the breakpoints for a reduced sales charge. For the ACCUMULATION PRIVILEGE and COMBINATION PRIVILEGE, the applicable sales charge will be based on the total of:

1. Your current purchase of Class A shares of the Fund;


2. The net asset value (at the close of business on the previous day) of (a) all Class A shares of the Fund you hold, and (b) all Class A shares of any other John Hancock funds you hold; and

3. The net asset value of all shares held by another shareholder eligible to combine his or her holdings with you into a single "purchase."

EXAMPLE


If you hold Class A shares of a John Hancock fund with a net asset value of $20,000 and, subsequently, invest $30,000 in Class A shares of the Fund, the sales charge on this subsequent investment would be 4.50% and not 5.00%. This is the rate that would otherwise be applicable to investments of less than $50,000. See "Initial Sales Charge Alternative -- Class A Shares."


CLASS A SHARES MAY BE AVAILABLE WITHOUT A SALES CHARGE TO CERTAIN INDIVIDUALS AND ORGANIZATIONS.

If you are in one of the following categories, you may purchase Class A shares of the Fund without paying a sales charge:

* A Trustee or officer of the Trust; a Director or officer of the Adviser and its affiliates or Selling Brokers; employees or sales representatives of any of the foregoing; retired officers, employees or Directors of any of the foregoing; a member of the immediate family of any of the foregoing; or any Fund, pension, profit sharing or other benefit plan for the individuals described above.


* Any state, county, city or any instrumentality, department, authority, or agency of these entities that is prohibited by applicable investment laws from paying a sales charge or commission when it purchases shares of any registered investment management company.*


* A bank, trust company, credit union, savings institution or other depository institution, its trust departments or common trust funds if it is purchasing $1 million or more for non-discretionary customers or accounts.*


* A broker, dealer, financial planner, consultant or registered investment adviser that has entered into an agreement with John Hancock Funds providing specifically for the use of Fund shares in fee-based investment products or services made available to their clients.

* A former participant in an employee benefit plan with John Hancock funds, when he or she withdraws from his or her plan and transfers any or all of his/her plan distributions directly to the Fund.

* A member of an approved affinity group financial services plan.*

----------
* For investments made under these provisions, John Hancock Funds may make a payment out of its own resources to the Selling Broker in an amount not to exceed 0.25% of the amount invested.


Class A shares of the Fund may also be purchased without an initial sales charge in connection with certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

CONTINGENT DEFERRED SALES CHARGE ALTERNATIVE -- CLASS B SHARES. Class B shares are offered at net asset value per share without a sales charge, so that your entire initial investment will go to work at the time of purchase. However, Class B shares redeemed within six years of purchase will be subject to a CDSC at the rates set forth below. This charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. Accordingly, you will not be assessed a CDSC on increases in account value above the initial purchase price, including shares derived from reinvested dividends.


In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that your redemption comes first from shares you have held beyond the six-year CDSC redemption period or those you acquired through reinvestment of dividends, and next from the shares you have held the longest during the six-year period. The CDSC is waived on redemptions in certain circumstances. See the discussion "Waiver of Contingent Deferred Sales Charges" below.


EXAMPLE:

You have purchased 100 shares at $10 per share. The second year after your purchase, your investment's net asset value per share has increased by $2 to $12, and you have gained 10 additional shares through dividend reinvestment. If you redeem 50 shares at this time, the CDSC will be calculated as follows:

* Proceeds of 50 shares redeemed at $12 per share                  $600
* Minus proceeds of 10 shares not subject to CDSC
   because they were acquired through
   dividend reinvestment (10 x $12)                                -120
* Minus appreciation on remaining shares, also not
   subject to CDSC (40  x $2)                                      - 80
                                                                   ----
* Amount subject to CDSC                                           $400


Proceeds from the CDSC are paid to John Hancock Funds. John Hancock Funds uses them to defray its expenses related to providing the Fund with distribution services in connection with the sale of the Class B shares, such as compensating Selling Brokers for selling these shares. The combination of the CDSC and the distribution and service fees makes it possible for the Fund to sell Class B shares without an initial sales charge.

The amount of the CDSC, if any, will vary depending on the number of years from the time you purchase your Class B shares until the time you redeem them. Solely for purposes of determining this holding period, any payment you make during the month will be aggregated and deemed to have been made on the last day of the month.
                                                   CONTINGENT DEFERRED SALES
YEAR IN WHICH CLASS B SHARES                       CHARGE AS A PERCENTAGE OF
REDEEMED FOLLOWING PURCHASE                             AMOUNT REDEEMED
---------------------------                        -------------------------
First                                                         5.0%
Second                                                        4.0%
Third                                                         3.0%
Fourth                                                        3.0%
Fifth                                                         2.0%
Sixth                                                         1.0%
Seventh and thereafter                                        None


A commission equal to 3.75% of the amount invested and a first year's service fee equal to 0.25% of the amount invested are paid to Selling Brokers. The initial service fee is paid in advance at the time of sale for the provision of personal and account maintenance services to shareholders during the twelve months following the sale, and thereafter the service fee is paid in arrears.

UNDER CERTAIN CIRCUMSTANCES, THE CDSC ON CLASS B AND CLASS A SHARE REDEMPTIONS WILL BE WAIVED.


WAIVER OF CONTINGENT DEFERRED SALES CHARGES. The CDSC will be waived on redemptions of Class B shares and of Class A shares that are subject to a CDSC, unless indicated otherwise, in the circumstances defined below:


* Redemptions of Class B shares made under a Systematic Withdrawal Plan (see "How to Redeem Shares"), as long as your annual redemptions do not exceed 10% of your account value at the time you established your Systematic Withdrawal Plan and 10% of the value of subsequent investments (less redemptions) in that account at the time you notify Investor Services. This waiver does not apply to Systematic Withdrawal Plan redemptions of Class A shares that are subject to a CDSC.

* Redemptions made to effect distributions from an Individual Retirement Account either before or after age 59 1/2, as long as the distributions are based on your life expectancy or the joint-and-last survivor life expectancy of you and your beneficiary. These distributions must be free from penalty under the Code.

* Redemptions made to effect mandatory distributions under the Code after age 70 1/2 from a tax-deferred retirement plan.

* Redemptions made to effect distributions to participants or beneficiaries from certain employer-sponsored retirement plans including those qualified under Section 401(a) of the Code, custodial accounts under Section 403(b)
  (7) of the Code and deferred compensation plans under Section 457 of the Code. The waiver also applies to certain returns of excess contributions made to these plans. In all cases, the distributions must be free from penalty under the Code.

* Redemptions due to death or disability.

* Redemptions made under the Reinvestment Privilege, as described in "Additional Services and Programs" of this Prospectus.

* Redemptions made pursuant to the Fund's right to liquidate your account if you own fewer than 50 shares.

* Redemptions made in connection with certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

* Redemptions from certain IRA and retirement plans which purchased shares prior to October 1, 1992.

If you qualify for a CDSC waiver under one of these situations, you must notify Investor Services either directly or through your Selling Broker at the time you make your redemption. The waiver will be granted once Investor Services has confirmed that you are entitled to the waiver.


CONVERSION OF CLASS B SHARES. Your Class B shares and an appropriate portion of reinvested dividends on those shares will be converted into Class A shares automatically. This will occur no later than the month following eight years after the shares were purchased, and will result in lower annual distribution fees. If you exchanged Class B shares into this Fund from another John Hancock fund, the calculation will be based on the time you purchased the shares in the original fund. The Fund has been advised that the conversion of Class B shares to Class A shares should not be taxable for Federal income tax purposes and should not change a your tax basis or tax holding period for the converted shares.


HOW TO REDEEM SHARES


You may redeem all or a portion of your shares on any business day. Your shares will be redeemed at the next NAV calculated after your redemption request is received in good order by Investor Services, less any applicable CDSC. The Fund may hold payment until reasonably satisfied that investments recently made by check or Invest-by-Phone have been collected (which may take up to 10 calendar days).

Once your shares are redeemed, the Fund generally sends you payment on the next business day. When you redeem your shares you may realize a taxable gain or loss, depending usually on the difference between what you paid for them and what you receive for them, subject to certain tax rules. Under unusual circumstances, the Fund may suspend redemptions or postpone payment for up to three business days or longer, as permitted by Federal securities laws.


TO ASSURE ACCEPTANCE OF YOUR REDEMPTION REQUEST, PLEASE FOLLOW THESE PROCEDURES.


------------------------------------------------------------------------------
BY TELEPHONE          All Fund shareholders are eligible automatically for the
                       telephone privilege. Call 1-800-225-5291, from 8:00 A.M. to 4:00 P.M. (New York time), Monday through Friday, excluding days on which the New York Stock Exchange is closed. Investor Services employs the following procedures to confirm that instructions received by telephone are genuine. Your name, the account number, taxpayer identification number applicable to the account and other relevant information may be requested. In addition, telephone instructions are recorded.


                       You may redeem up to $100,000 by telephone, but the address on the account must not have changed for the last thirty days. A check will be mailed to the exact name(s) shown on the account.


                       If reasonable procedures, such as those described above, are not followed, the Fund may be liable for any loss due to unauthorized or fraudulent telephone instructions. In all other cases, neither the Fund nor Investor Services will be liable for any loss or expense for acting upon telephone instructions made according to the telephone transaction procedures mentioned above.


                       Telephone redemption is not available for IRAs or other tax-qualified retirement plans or shares of the Fund that are in certificated form.

                       During periods of extreme economic conditions or market changes, telephone requests may be difficult to implement due to a large volume of calls. During these times you should consider placing redemption requests in writing or using EASI-Line. EASI-Line's telephone number is 1-800-338-8080.

------------------------------------------------------------------------------
BY WIRE If you have a telephone redemption form on file with the Fund, redemption proceeds of $1,000 or more can be wired on the next business day to your designated bank account and a fee (currently $4.00) will be deducted. You may also use electronic funds transfer to your assigned bank account and the funds are usually collectible after two business days. Your bank may or may not charge for this service. Redemptions of less than $1,000 will be sent by check or electronic funds transfer.


                       This feature may be elected by completing the Telephone Redemption section on the Account Privileges Application included with this Prospectus.


------------------------------------------------------------------------------
IN WRITING             Send a stock power or "letter of instruction" specifying
                       the name of the Fund, the dollar amount or the number of shares to be redeemed, your name, class of shares, your account number and the additional requirements listed below that apply to your particular account.

------------------------------------------------------------------------------
TYPE OF REGISTRATION                   REQUIREMENTS
--------------------                   ------------

Individual, Joint Tenant, Sole         A letter of instruction signed (with
  Proprietorship, Custodial            titles, where applicable) by all
  (Uniform Gifts or Transfer to        person(s) authorized to sign for the
  Minors Act), General Partner.        account, exactly as it is
                                       registered, with the signature(s)
                                       guaranteed.

Corporation, Association               A letter of instruction and a
                                       corporate resolution, signed by
                                       person(s) authorized to act on the
                                       account, with the signature(s)
                                       guaranteed.

Trusts A letter of instruction signed by the Trustee(s) with a signature guarantee. (If the Trustee's name is not registered on your account, also provide a copy of the trust document, certified within the last 60 days.)

If you do not fall into any of these registration categories please call 1-800-225-5291 for further instructions.


WHO MAY GUARANTEE YOUR SIGNATURE.

------------------------------------------------------------------------------
A signature guarantee is a widely accepted way to protect on your request. It may not be provided by a notary public. If the net asset value of the shares redeemed is $100,000 or less, John Hancock Funds may guarantee the signature. The following institutions may provide you with a signature guarantee, provided that the institution meets credit standards established by Investor Services:
(i) a bank; (ii) a securities broker or dealer, including a government or municipal securities broker or dealer, that is a member of a clearing corporation or meets certain net capital requirements; (iii) a credit union having authority to issue signature guarantees; (iv) a savings and loan association, a building and loan association, a cooperative bank, a federal savings bank or association; or (v) a national securities exchange, a registered securities exchange or a clearing agency.


ADDITIONAL INFORMATION ABOUT REDEMPTIONS.

------------------------------------------------------------------------------
THROUGH YOUR BROKER    Your broker may be able to initiate the redemption.
                       Contact your broker for instructions.

------------------------------------------------------------------------------


ADDITIONAL INFORMATION ABOUT REDEMPTIONS. (CONTINUED)

If you have certificates for your shares, you must submit them with your stock power or a letter of instruction. Unless you specify to the contrary, any outstanding Class A shares will be redeemed before Class B shares. You may not redeem certificated shares by telephone.


Due to the proportionately high cost of maintaining smaller accounts, the Fund reserves the right to redeem at net asset value all shares in an account which holds fewer than 50 shares (except accounts under retirement plans) and to mail the proceeds to the shareholder or the transfer agent may impose an annual fee of $10.00. No account will be involuntarily redeemed or additional fee imposed, if the value of the account is in excess of the Fund's minimum initial investment. No CDSC will be imposed on involuntary redemptions of shares.

Shareholders will be notified before these redemptions are to be made or this fee is imposed and will have 30 days to purchase additional shares to bring their account balance up to the required minimum. Unless the number of shares acquired by additional purchases and any dividend reinvestments exceeds the number of shares redeemed, repeated redemptions from a smaller account may eventually trigger this policy.

------------------------------------------------------------------------------

ADDITIONAL SERVICES AND PROGRAMS

EXCHANGE PRIVILEGE


YOU MAY EXCHANGE SHARES OF THE FUND FOR SHARES OF THE SAME CLASS OF ANOTHER JOHN HANCOCK FUND.


If your investment objective changes, or if you wish to achieve further diversification, John Hancock offers other funds with a wide range of investment goals. Contact your registered representative or Selling Broker and request a prospectus for the John Hancock funds that interest you. Read the prospectus carefully before exchanging your shares. You can exchange shares of each class of the Fund only for shares of the same class of another John Hancock fund. For this purpose, John Hancock funds with only one class of shares will be treated as Class A whether or not they have been so designated.


Exchanges between funds with shares which are not subject to a CDSC are based on their respective net asset values. No sales charge or transaction charge is imposed. Class B shares of the Fund that are subject to a CDSC may be exchanged for Class B shares of another John Hancock fund without incurring the CDSC; however, the shares will be subject to the CDSC schedule of the shares acquired (except that exchanges into John Hancock Short-Term Strategic Income Fund, John Hancock Intermediate Maturity Government Fund and John Hancock Limited-Term Government Fund will be subject to the initial fund's
CDSC). For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in an exchange. However, if you exchange Class B shares purchased prior to January 1, 1994 for Class B shares of any other John Hancock fund, you will continue to be subject to the CDSC schedule in effect on your initial purchase date.

The Fund reserves the right to require that you keep previously exchanged shares (and reinvested dividends) in the Fund for 90 days before you are permitted a new exchange. The Fund may also terminate or alter the terms of the exchange privilege upon 60 days' notice to shareholders.

An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares of another for Federal income tax purposes. An exchange may result in a taxable gain or loss.


When you make an exchange, your account registration in both the existing and new account must be identical. The exchange privilege is available only in states where the exchange can be made legally.

Under exchange agreements with John Hancock Funds, certain dealers, brokers and investment advisers may exchange their clients' Fund shares, subject to the terms of those agreements and John Hancock Funds' right to reject or suspend those exchanges at any time. Because of the restrictions and procedures under those agreements, the exchanges may be subject to timing limitations and other restrictions that do not apply to exchanges requested by shareholders directly, as described above.


Because Fund performance and shareholders can be hurt by excessive trading, the Fund reserves the right to terminate the exchange privilege for any person or group that, in John Hancock Funds' judgment, is involved in a pattern of exchanges that coincide with a "market timing" strategy that may disrupt the Fund's ability to invest effectively according to its investment objective and policies, or might otherwise affect the Fund and its shareholders adversely. The Fund may also temporarily or permanently terminate the exchange privilege for any person who makes seven or more exchanges out of the Fund per calendar year. Accounts under common control or ownership will be aggregated for this purpose. Although the Fund will attempt to give prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time.


BY TELEPHONE


1. When you complete the application for your initial purchase of Fund shares, you automatically authorize exchanges by telephone unless you check the box indicating that you do not wish to authorize telephone exchanges.


2. Call 1-800-225-5291. Have the account number of your current fund and the exact name in which it is registered available to give to the telephone representative.


3. Your name, the account number, taxpayer identification number applicable to the account and other relevant information may be requested. In addition, telephone instructions are recorded.


IN WRITING


1. In a letter request an exchange and list the following:
   -- the name and class of the Fund whose shares you currently own
   -- your account number
   -- the name(s) in which the account is registered
   -- the name of the fund in which you wish your exchange to be invested -- the number of shares, all shares or the dollar amount you wish to exchange
   Sign your request exactly as the account is registered.


2. Mail the request and information to:
     John Hancock Investor Services Corporation
     P.O. Box 9116
     Boston, Massachusetts 02205-9116

REINVESTMENT PRIVILEGE

IF YOU REDEEM SHARES OF THE FUND, YOU MAY BE ABLE TO REINVEST ALL OR PART OF THE PROCEEDS IN THE FUND OR ANOTHER JOHN HANCOCK FUND WITHOUT PAYING AN ADDITIONAL SALES CHARGE.


1. You will not be subject to a sales charge on Class A shares that you reinvest in a John Hancock fund that is otherwise subject to a sales charge, as long as you reinvest within 120 days from the redemption date. If you paid a CDSC upon a redemption, you may reinvest at net asset value in the same class of shares from which you redeemed within 120 days. Your account will be credited with the amount of the CDSC previously charged, and the reinvested shares will continue to be subject to a CDSC. The holding period of the shares acquired through reinvestment, for purposes of computing the CDSC payable upon a subsequent redemption will include the holding period of the redeemed shares.

2. Any portion of your redemption may be reinvested in Fund shares or in shares of other John Hancock funds, subject to the minimum investment limit of that fund.


3. To reinvest, you must notify Investor Services in writing. Include the Fund's name, account number and class from which your shares were originally redeemed.

SYSTEMATIC WITHDRAWAL PLAN

YOU CAN PAY ROUTINE BILLS FROM YOUR ACCOUNT OR MAKE PERIODIC DISBURSEMENTS FROM YOUR RETIREMENT ACCOUNT TO COMPLY WITH IRS REGULATIONS.


1. You can elect the Systematic Withdrawal Plan at any time by completing the Account Privileges Application which is attached to this Prospectus. You can also obtain the application from your registered representative or by calling 1-800-225-5291.


2. To be eligible, you must have at least $5,000 in your account.

3. Payments from your account can be made monthly, quarterly, semi-annually or annually or on a selected monthly basis, to yourself or any other designated payee.

4. There is no limit on the number of payees you may authorize, but all payments must be made at the same time or intervals.

5. It is not advantageous to maintain a Systematic Withdrawal Plan concurrently with purchases of Class A or Class B shares, because you may be subject to an initial sales charges on your purchases of Class A shares or to a CDSC on your redemptions of Class B shares. In addition, your redemptions are taxable events.

6. Redemptions will be discontinued if the U.S. Postal Service cannot deliver your checks, or if deposits to a bank account are returned for any reason.

MONTHLY AUTOMATIC ACCUMULATION PROGRAM (MAAP)

YOU CAN MAKE AUTOMATIC INVESTMENTS AND SIMPLIFY YOUR INVESTING.


1. You can authorize an investment to be withdrawn automatically each month on your bank, for investment in Fund shares, under the "Automatic Investing" and "Bank Information" sections of the Account Privileges Application.

2. You can also authorize automatic investing through payroll deduction by completing the "Direct Deposit Investing" section of the Account Privileges Application.

3. You can terminate your Monthly Automatic Accumulation Program at any time.


4. There is no charge to you for this program, and there is no cost to the Fund.


5. If you have payments withdrawn from a bank account and we are notified that the account has been closed, your withdrawals will be discontinued.


GROUP INVESTMENT PROGRAM

ORGANIZED GROUPS OF AT LEAST FOUR PERSONS MAY ESTABLISH ACCOUNTS.

1. An individual account will be established for each participant, but the initial sales charge for Class A shares will be based on the aggregate dollar amount of all participants' investments. To determine how to qualify for this program, contact your registered representative or call 1-800-225-5291.

2. The initial aggregate investment of all participants in the group must be at least $250.

3. There is no additional charge for this program. There is no obligation to make investments beyond the minimum, and you may terminate the program at any time.

RETIREMENT PLANS


1. You may use the Fund for various types of qualified retirement plans, such as Individual Retirement Accounts, Keogh plans (H.R. 10), pension and profit sharing plans (including 401(k) plans), Tax-Sheltered Annuity retirement plans (403(b) Plans), and Section 457 plans.

2. The initial investment minimum or aggregate minimum for any of these plans is $250. However, accounts being established as group IRA, SEP, SARSEP, TSA, 401(k) and Section 457 plans will be accepted without an initial minimum investment.

                         JOHN HANCOCK INTERNATIONAL FUND

                           Class A and Class B Shares
                       Statement of Additional Information

                                  March 1, 1996

      This Statement of Additional Information provides information about John Hancock International Fund (the "Fund") in addition to the information that is contained in the Fund's Class A and Class B Shares Prospectus dated March 1, 1996 (the "Prospectus").

      This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Fund's Prospectus, a copy of which may be obtained free of charge by writing or telephoning:


                  John Hancock Investor Services Corporation
                                P.O. Box 9116
                        Boston, Massachusetts 02205-9116
                                 1-800-225-5291

                                TABLE OF CONTENTS

                                                                    Statement of
                                                                     Additional
                                                                     Information
                                                                        Page
                                                                        ----
ORGANIZATION OF THE FUND
                                                                         2
INVESTMENT OBJECTIVE AND POLICIES
                                                                         2
CERTAIN INVESTMENT PRACTICES
                                                                         2
INVESTMENT RESTRICTIONS
                                                                        11
THOSE RESPONSIBLE FOR MANAGEMENT
                                                                        15
INVESTMENT ADVISORY AND OTHER SERVICES
                                                                        21
DISTRIBUTION CONTRACT
                                                                        23
NET ASSET VALUE
                                                                        25
INITIAL SALES CHARGE ON CLASS A SHARES
                                                                        26
DEFERRED SALES CHARGE ON CLASS B SHARES
                                                                        27
SPECIAL REDEMPTIONS
                                                                        28
ADDITIONAL SERVICES AND PROGRAMS
                                                                        28
DESCRIPTION OF THE FUND'S SHARES
                                                                        29
TAX STATUS
                                                                        30
CALCULATION OF PERFORMANCE
                                                                        35
BROKERAGE ALLOCATION
                                                                        36
TRANSFER AGENT SERVICES
                                                                        38
CUSTODY OF PORTFOLIO
                                                                        38

INDEPENDENT AUDITORS
                                                                        38
APPENDIX A - DESCRIPTION OF BOND RATINGS
                                                                        39
FINANCIAL STATEMENTS                                                    --


ORGANIZATION OF THE FUND

      John Hancock International Fund (the "Fund") is a series of Freedom Investment Trust II (the "Trust"), an open-end management investment company organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts. The Fund commenced operations on January 3, 1994. John Hancock Advisers, Inc. (the "Adviser") is an indirect wholly-owned subsidiary of John Hancock Mutual Life Insurance Company (the "Life Company"), a Massachusetts life insurance company chartered in 1862, with national headquarters at John Hancock Place, Boston, Massachusetts.

INVESTMENT OBJECTIVE AND POLICIES

      The Fund's investment objective is to provide long-term growth of capital. The Fund seeks to achieve its investment objective by investing primarily in foreign equity securities. The Fund's investments will be subject to the market fluctuations and risks inherent in all securities. There is no assurance that the Fund will achieve its investment objective. Reference is made to "Investment Objective and Policies and Certain Risk Considerations" in the Prospectus.

CERTAIN INVESTMENT PRACTICES
      Foreign Securities. Investments in foreign securities may involve risks and considerations not present in domestic investments. Since foreign securities generally may be denominated and pay interest or dividends in foreign currencies, the value of the assets of the Fund attributable to such investment as measured in U.S. dollars may be affected favorably or unfavorably by changes in the relationship of the U.S. dollar to other currency rates. The Fund may incur costs in connection with the conversion of foreign currencies into U.S. dollars and may be adversely affected by restrictions on the conversion or transfer of foreign currencies. In addition, there may be less publicly available information about foreign companies than U.S. companies. Foreign companies may not be subject to accounting, auditing, and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies.

      Foreign securities markets, while growing in volume, have for the most part substantially less volume than U.S. securities markets and securities of foreign companies are generally less liquid and at times their prices may be more volatile than securities of comparable U.S. companies. Foreign stock exchanges, brokers and listed companies are generally subject to less government supervision and regulation than those in the U.S. The customary settlement time for non-U.S. securities is less frequent than in the U.S., which could affect the liquidity of the Fund's investments.

      The Fund may invest in companies located in developing countries which, compared to the U.S. and other developed countries, may have relatively unstable governments, economies based on only a few industries and securities markets which trade only a small number of securities.

Prices on exchanges located in developing countries tend to be volatile and, in the past, securities traded on those exchanges have offered a greater potential for gain (and loss) than securities traded on exchanges in the U.S. and more developed countries.

      In some countries, there is the possibility of expropriation or confiscator taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions or other adverse political, social or diplomatic developments that could affect investments in these countries.

      Short-term Trading. The Fund intends to use short-term trading of securities as a means of managing its portfolio to achieve its investment objective. The Fund, in reaching a decision to sell one security and purchase another security at approximately the same time, will take into account a number of factors, including the quality ratings, interest rates, yields, maturity dates, call prices, and refunding and sinking fund provisions of the securities under consideration, as well as historical yield spreads and current economic information. The success of short-term trading will depend upon the ability of the Fund to evaluate particular securities, to anticipate relevant market factors, including trends of interest rates and earnings and variations from such trends, to obtain relevant information, to evaluate it promptly, and to take advantage of its evaluations by completing transactions on a favorable basis. It is expected that the expenses involved in short-term trading, which would not be incurred by an investment company which does not use this portfolio technique, will be significantly less than the profits and other benefits which will accrue to shareholders.

      The portfolio turnover rate will depend on a number of factors, including the fact that the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code. Accordingly, the Fund intends to limit its short-term trading so that, for each taxable year, less than 30% of the Fund's gross income will be derived from gross gains on the sale or other disposition of stock securities and certain other investments held for less than three months. This limitation, which must be met by all mutual funds in order to obtain such Federal tax treatment, at certain times may prevent the Fund from realizing capital gains on some securities held for less than three months.

      Repurchase Agreements. A repurchase agreement is a contract under which the Fund would acquire a security for a relatively short period (usually not more than 7 days) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities. The Adviser will continuously monitor the creditworthiness of the parties with whom it enters into repurchase agreements.

      The Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying securities and could experience losses, including the possible decline in the value of the underlying securities during the period in which the Fund seeks to enforce its rights thereto, possible subnormal levels of income and lack of access to income during this period, and the expense of enforcing its rights.

      American Depository Receipts; European Depository Receipts. As discussed in the Prospectus, the Fund may invest in the securities of foreign issuers in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") or other securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted but rather in the currency of the market in which they are traded. ADRs are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe by banks or depositories which evidence a similar ownership arrangement. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets.

      Financial Futures Contracts. The Fund may hedge its portfolio by selling or purchasing financial futures contracts as an offset against the effect of expected changes in interest rates or in security or foreign currency values. Although other techniques could be used to reduce the Fund's exposure to interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using financial futures contracts. The Fund will enter into financial futures contracts for hedging purposes, and for speculative purposes to the extent permitted by regulations of the Commodity Futures Trading Commission (FTC).

      Financial futures contracts have been designed by boards of trade which have been designated "contract markets" by the FTC. Futures contracts are traded on these markets in a manner that is similar to the way a stock is traded on a stock exchange. The boards of trade, through their clearing corporations, guarantee that the contracts will be performed. It is expected that if other financial futures contracts are developed and traded the Fund may engage in transactions in such contracts.

      Although financial futures contracts by their terms call for actual delivery or acceptance of financial instruments, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching financial futures contracts (same exchange, underlying security and delivery month). If the offsetting purchase price is less than the Fund's original sale price, the Fund realizes a gain, or if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the Fund's original purchase price, the Fund realizes a gain, or if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. The Fund will pay a commission in connection with each purchase or sale of financial futures contracts, including a closing transaction.

      At the time the Fund enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or U.S. Government securities, known as "initial margin," ranging upward from 1.1% of the value of the financial futures contract being traded. The margin required for a financial futures contract is set by the board of trade or exchange on which the contract is traded and may be modified during the term of the contract.
The initial margin is in the nature of a performance bond or good faith deposit on the financial futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on its initial margin deposits. Each day, the futures contract is valued at the official settlement price of the board of trade or exchange on which it is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. This process is known as "mark to market." Variation margin does not represent a borrowing or lending by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the financial futures contract expired. In computing net asset value, the Fund will mark to market its open financial futures positions.

      Successful hedging depends on a strong correlation between the market for the underlying securities and the futures contract market for those securities. There are several factors that will probably prevent this correlation from being a perfect one, and even a correct forecast of general interest rate trends may not result in a successful hedging transaction. There are significant differences between the securities and futures markets which could create an imperfect correlation between the markets and which could affect the success of a given hedge. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for financial futures and debt securities, including technical influences in futures trading and differences between the financial instruments being hedged and the instruments underlying the standard financial futures contracts available for trading in such respects as interest rate levels, maturities and creditworthiness of issuers. The degree of imperfection may be increased where the underlying debt securities are lower-rated and, thus, subject to greater fluctuation in price than higher-rated securities.

      A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. The Fund will bear the risk that the price of the securities being hedged will not move in complete correlation with the price of the futures contracts used as a hedging instrument. Although the Adviser believes that the use of financial futures contracts will benefit the Fund, an incorrect prediction could result in a loss on both the hedged securities in the Fund's portfolio and the hedging vehicle so that the Fund's return might have been better had hedging not been attempted. However, in the absence of the ability to hedge, the Adviser might have taken portfolio actions in anticipation of the same market movements with similar investment results but, presumably, at greater transaction costs. The low margin deposits required for futures transactions permit an extremely high degree of leverage. A relatively small movement in a futures contract may result in losses or gains in excess of the amount invested.

      Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount the price of a futures contract may vary either up or down from the previous day's settlement price, at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and, therefore, does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

      Finally, although the Fund engages in financial futures transactions only on boards of trade or exchanges where there appears to be an adequate secondary market, there is no assurance that a liquid market will exist for a particular futures contract at any given time. The liquidity of the market depends on participants closing out contracts rather than making or taking delivery. In the event participants decide to make or take delivery, liquidity in the market could be reduced. In addition, the Fund could be prevented from executing a buy or sell order at a specified price or closing out a position due to limits on open positions or daily price fluctuation limits imposed by the exchanges or boards of trade. If the Fund cannot close out a position, it will be required to continue to meet margin requirements until the position is closed.

      Options on Financial Futures Contracts. The Fund may purchase and write call and put options on financial futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise, the writer of the option delivers the futures contract to the holder at the exercise price. The Fund would be required to deposit with its custodian initial and variation margin with respect to put and call options on futures contracts written by it.

      Options on futures contracts involve risks similar to the risks relating to transactions in financial futures contracts. Also, an option purchased by the Fund may expire worthless, in which case the Fund would lose the premium paid therefor.

      Restrictions on Use of Futures Transactions and Options. The Fund intends to comply with FTC Regulation 4.5 and thereby avoid the status of "commodity pool operator." In doing so, when the Fund engages in futures transactions and options thereon for hedging purposes in an attempt to protect against a price increase on securities which the Fund holds or intends to purchase later, it is anticipated that the Fund will complete at least 75% of such intended purchases. Alternatively, Regulation 4.5 permits the Fund to elect to comply with a different test, under which the Fund will not enter into a futures contract or purchase an option thereon for speculative purposes if immediately thereafter the initial margin deposits and premiums required to establish speculative positions in futures contracts and options on futures would exceed 5% of the Fund's total assets.

      When the Fund purchases a futures contract, or writes a put option or purchases a call option thereon, cash and high grade liquid debt securities will be deposited in a segregated account with the Fund's custodian in an amount that, together with the amount of initial and variation margin held in the account of its broker, equals the market value of the futures contract.

      Forward Foreign Currency Transactions. The foreign currency exchange transactions of the Fund may be conducted on a spot i.e., cash basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market. The Fund may also deal in forward foreign currency contracts involving currencies of the different countries in which it will invest as a hedge against possible variations in the foreign exchange rate between these currencies. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. The Fund's dealings in forward foreign currency exchange contracts will be limited to hedging either specified transactions or portfolio positions. Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivable or payable of the Fund accruing in connection with the purchase and sale of its portfolio securities denominated in foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in such foreign currencies. The Fund will not attempt to hedge all of its foreign portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by the Adviser. The Fund will not engage in speculative forward foreign currency exchange transactions.

      If the Fund purchases a forward contract, its custodian bank will segregate cash or high grade, liquid debt securities in a separate account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of such forward contract. Those assets will be valued at market daily and if the value of the securities in the separate account declines, additional cash or securities will be placed in the account so that the value of the account will be equal to the amount of the Fund's commitment with respect to such contracts.

      Hedging against a decline in the value of currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency rises. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

      The cost to the Fund of engaging in foreign currency exchange transactions varies with such factors as the currency involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency are usually conducted on a principal basis, no fees or commissions are involved.

      Options Transactions. The Fund may write listed and over-the-counter covered call options and covered put options on securities in order to earn additional income from the premiums received. In addition, the Fund may purchase listed and over-the-counter call and put options. The extent to which covered options will be used by the Fund will depend upon market conditions and the availability of alternative strategies. The Fund may write listed covered and over-the-counter call and put options on up to 100% of its net assets.

      The Fund will write listed and over-the-counter call options only if they are "covered", which means that the Fund owns or has the immediate right to acquire the securities underlying the options without additional cash consideration upon conversion or exchange of other securities held in its portfolio. A call option written by the Fund will also be "covered" if the Fund holds on a share-for-share basis a covering call on the same securities where (I) the exercise price of the covering call held is equal to or less than the exercise price of the call written or the difference is maintained by the Fund in cash or high grade, liquid debt obligations in a segregated account with the Fund's custodian, and (ii) the covering call expires at the same time as the call written. If a covered call option is not exercised, the Fund would keep both the option premium and the underlying security. If the covered call option written by the Fund is exercised and the exercise price, less the transaction costs, exceeds the cost of the underlying security, the Fund would realize a gain in addition to the amount of the option premium it received. If the exercise price, less transaction costs, is less than the cost of the underlying security, the Fund's loss would be reduced by the amount of the option premium.

      The Fund will write a covered put option only with respect to securities it intends to acquire for the Fund's portfolio and will maintain in a segregated account with the Fund's custodian cash or high grade, liquid debt securities with a value equal to the price at which the underlying security may be sold to the Fund in the event the put option is exercised by the purchaser. The Fund can also write a "covered" put option by purchasing on a share-for-share basis a put on the same security as the put written by the Fund if the exercise price of the covering put held is equal to or greater than the exercise price of the put written and the covering put expires at the same time or later than the put written.

      In writing listed and over-the-counter covered put options on securities, the Fund would earn income from the premiums received. If a covered put option is not exercised, the Fund would keep the option premium and the assets maintained to cover the option. If the option is exercised and the exercise price, including transaction costs, exceeds the market price of the underlying security, the Fund would realize a loss, but the amount of the loss would be reduced by the amount of the option premium.

      If the writer of an exchange-traded option wishes to terminate its obligation prior to exercise, it may effect a "closing purchase transaction". This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the Fund's position will be offset by the Options Clearing Corporation. The Fund may not effect a closing purchase transaction after it has been notified of the exercise of an option. There is no guarantee that a closing purchase transaction can be effected. Although the Fund will generally write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular option or at any particular time, and for some options no secondary market on an exchange may exist.

      In the case of a written call option, effecting a closing transaction will permit the Fund to write another call option on the underlying security with either a different exercise price, expiration date or both. In the case of a written put option, it will permit the Fund to write another put option to the extent that the exercise price thereof is secured by deposited cash or securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments. If the

Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

      The Fund will realize a gain from a closing transaction if the cost of the closing transaction is less than the premium received from writing the option. The Fund will realize a loss from a closing transaction if the cost of the closing transaction is more than the premium received for writing the option. However, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

      Over-the-Counter Options. The Fund may engage in options transactions on exchanges and in the over-the-counter markets. In general, exchange-traded options are third-party contracts (i.e., performance of the parties' obligations is guaranteed by an exchange or clearing corporation) with standardized strike prices and expiration dates. Over-the-counter ("OTC") transactions are two-party contracts with price and terms negotiated by the buyer and seller. The Fund will acquire only those OTC options for which the Adviser believes the Fund can receive on each business day at least two separate bids or offers (one of which will be from an entity other than a party to the option) or those OTC options valued by an independent pricing service. The Fund will write and purchase OTC options only with member banks of the Federal Reserve System and primary dealers in U.S. Government securities or their affiliates. The Securities and Exchange Commission (the "SEC") takes the position that OTC options are illiquid securities subject to the Fund's 15% limitation on illiquid securities. The SEC allows the Fund to exclude from the 15% limitation on illiquid securities a portion of the value of the OTC options written by the Fund, provided that certain conditions are met. First, the other party to the OTC options has to be a primary U.S. Government securities dealer designated as such by the Federal Reserve Bank. Second, the Fund would have an absolute contractual right to repurchase the OTC options at a formula price. If the above conditions are met, a Fund must treat as illiquid only that portion of the OTC option's value (and the value of its underlying securities) which is equal to the formula price for repurchasing the OTC option, less the OTC option's intrinsic value.

      Government Securities. Certain U.S. Government securities, including U.S. Treasury bills, notes and bonds, and Government National Mortgage Association certificates ("Ginnie Maes"), are supported by the full faith and credit of the United States. Certain other U.S. Government securities, issued or guaranteed by Federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of the Federal Home Loan Mortgage Corporation ("Freddie Macs"), and obligations supported by the credit of the instrumentality, such as Federal National Mortgage Association Bonds ("Fannie Maes"). No assurance can be given that the U.S. Government will provide financial support to such Federal agencies, authorities, instrumentalities and government sponsored enterprises in the future.

      Ginnie Maes, Freddie Macs and Fannie Maes are mortgage-backed securities which provide monthly payments which are, in effect, a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. Collateralized mortgage obligations ("CMOs") in which the Fund may invest are securities issued by a U.S. Government instrumentality that are collateralized by a portfolio of mortgages or mortgage-backed securities. Mortgage-backed securities may be less effective than traditional debt obligations of similar maturity at maintaining yields during periods of declining interest rates.

      When-Issued Securities. "When-issued" refers to securities whose terms are available and for which a market exists, but which have not yet been issued. No payment is made with respect to a when-issued transaction until delivery is due, often a month or more after the purchase.

      The Fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain an advantageous price and yield at the time of the transactions. When the Fund engages in a when-issued transaction, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the Fund's losing the opportunity to obtain a price and yield considered to be advantageous. On the date the Fund enters into an agreement to purchase securities on a when-issued basis, the Fund will segregate in a separate account cash or liquid, high grade debt securities equal in value to the when-issued commitment. These assets will be valued daily at market, and additional cash or liquid, high grade debt securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the when-issued commitment.

      Short Sales. The Fund may engage in short sales in order to profit from an anticipated decline in the value of a security. The Fund may also engage in short sales to attempt to limit its exposure to a possible market decline in the value of its portfolio securities through short sales of securities which the Adviser believes possess volatility characteristics similar to those being hedged. To effect such a transaction, the Fund must borrow the security sold short to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. Until the security is replaced, the Fund is required to pay to the lender any accrued interest and may be required to pay a premium.

      The Fund will realize a gain if the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security. On the other hand, the Fund will incur a loss as a result of the short sale if the price of the security increases between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or interest the Fund may be required to pay in connection with a short sale. The successful use of short selling as a hedging device may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

      Under applicable guidelines of the staff of the Securities and Exchange Commission, if the Fund engages in short sales of the type referred to in nonfundamental Investment Restriction No. (b) below, it must put in a segregated account (not with the broker) an amount of cash or U.S.

Government securities equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) any cash or U.S. Government securities required to be deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale). In addition, until the Fund replaces the borrowed security, it must daily maintain the segregated account at such a level that (1) the amount deposited in it plus the amount deposited with the broker as collateral will equal the current market value of the securities sold short, and (2) the amount deposited in it plus the amount deposited with the broker as collateral will not be less than the market value of the securities at the time they were sold short.

      Short selling may produce higher than normal portfolio turnover which may result in increased transaction costs to the Fund and may result in gross gains from the sale of securities deemed to have been held for less than three months, which gains must be less than 30% of the Fund's gross income in order for the Fund to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended. (see "Taxation.")

      The Fund does not intend to enter into short sales (other than those "against the box") if immediately after such sale the aggregate of the value of all collateral plus the amount in such segregated account exceeds the 5% of the value of the Fund's net assets. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions

      The following investment restrictions will not be changed without approval of a majority of the Fund's outstanding voting securities which, as used in the Prospectus and this Statement of Additional Information, means approval by the lesser of (1) 67% or more of the Fund's shares represented at a meeting if at least 50% of the Fund's outstanding shares are present in person or by proxy at the meeting or (2) 50% of the outstanding shares.

      The Fund observes the following fundamental restrictions:

      The Fund may not:

      (1) Issue senior securities, except as permitted by paragraph (2) below. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the purchase or sale of options, futures contracts and options on future contracts, forward commitments, forward foreign exchange contracts and repurchase agreements entered into in accordance with the Fund's investment policy, and the pledge, mortgage or hypothecation of the Fund's assets within the meaning of paragraph (j) below are not deemed to be senior securities.

      (2) Borrow money, except from banks as a temporary measure for extraordinary emergency purposes in amounts not to exceed 33-1/3% of the Fund's total assets (including the amount borrowed) taken at market value.

      (3) Act as an underwriter, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933.

      (4) Purchase or sell real estate or any interest therein, except that the Fund may invest in securities of corporate or governmental entities secured by real estate or marketable interests therein or issued by companies that invest in real estate or interests therein.

      (5) Make loans, except that the Fund may purchase or hold debt instruments in accordance with the Fund's investment policies and may make loans of portfolio securities provided that as a result no more than 33-1/3% of the Fund's total assets taken at current value would be so loaned. The Fund does not, for this purpose, consider the purchase of repurchase agreements, bank certificates of deposit, bank loan participation agreements, bankers' acceptances, a portion of an issue of publicly distributed bonds, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, to be the making of a loan.

      (6) Invest in commodities or commodity contracts or in puts, calls, or combinations of both, except interest rate futures contracts, options on securities, securities indices, currency and other financial instruments and options on such futures contracts, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund's investment policies.

      (7) Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after such purchase, the value of its investments in such industry would exceed 25% of its total assets taken at market value at the time of each investment. This limitation does not apply to investments in obligations of the U.S. Government or any of its agencies or instrumentalities.

      In connection with the lending of portfolio securities under item (5) above, such loans must at all times be fully collateralized and the Fund's custodian must take possession of the collateral either physically or in book entry form. Securities used as collateral must be marked to market daily.

Nonfundamental Investment Restrictions

      The following restrictions, as well as the Fund's investment objective, are designated as nonfundamental and may be changed by the Board of Trustees without shareholder approval:

      The Fund may not:

       (a) Participate on a joint or joint-and-several basis in any securities trading account (except for a joint account with other funds managed by the Adviser for repurchase agreements permitted by the Securities and Exchange Commission pursuant to an exemptive order). The "bunching" of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the Adviser to save commissions or to average prices among them is not deemed to result in a securities trading account.

       (b) Make short sales of securities or maintain a short position unless
(I) at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issuer as, and equal in amount to, the securities sold short; (ii) for the purpose of hedging the Fund's exposure to an actual or anticipated market decline in the value of its investments; or (iii) in order to profit from an anticipated decline in the value of a security.

       (c) Purchase a security if, as a result, (I) more than 10% of the Fund's assets would be invested in securities of (closed-end) investment companies,
(ii) such purchase would result in more than 3% of the total outstanding voting securities of any one such closed-end investment company being held by the fund, or (iii) more than 5% of the Fund's assets would be invested in any one such closed-end investment company.

       (d) Purchase securities of any issuer which, together with any predecessor, has a record of less than three years' continuous operations prior to the purchase if such purchase would cause investments of the Fund in all such issuers to exceed 5% of the value of the total assets of the Fund.

       (e) Invest for the purpose of exercising control over or management of any company.

       (f) Purchase warrants of any issuer, if, as a result of such purchases, more than 2% of the value of the Fund's total assets would be invested in warrants which are not listed on the New York Stock Exchange or the American Stock Exchange or more than 5% of the value of the total assets of the Fund would be invested in warrants generally, whether or not so listed. For these purposes, warrants are to be valued at the lesser of cost or market value, but warrants acquired by the Fund in units with or attached to debt securities shall be deemed to be without value.

       (g) Knowingly purchase or retain securities of an issuer if one or more of the Trustees or officers of the Fund or directors or officers of the Adviser or any investment management subsidiary of the Adviser individually owns beneficially more than 0.5% and together own beneficially more than 5% of the securities of such issuer.

       (h) Purchase interests in oil, gas or other mineral leases or exploration programs; however, this policy will not prohibit the acquisition of securities of companies engaged in the production or transmission of oil, gas or other minerals.

       (i) Purchase any security, including any repurchase agreement maturing in more than seven days, which is not readily marketable, if more than 15% of the net assets of the Fund, taken at market value, would be invested in such securities.

       (j) Pledge, mortgage, or hypothecate its assets, except as may be necessary in connection with permitted borrowings and then only if such pledging, mortgaging or hypothecating does not exceed 33% of the Fund's total assets taken at market value. For the purpose of this restriction, (i) forward foreign currency exchange contracts are not deemed to be a pledge of assets,
(ii) the purchase or sale of securities by the Fund on a when-issued or delayed delivery basis and collateral arrangements with respect to the writing of options on debt securities or on futures contracts are not deemed to be a pledge of assets, and (iii) the deposit in escrow of underlying securities in connection with the writing of call options is not deemed to be a pledge of assets.

       (k) Purchase interests in real estate limited partnerships.

       (l) Purchase securities while outstanding borrowings, other than reverse repurchase agreements, exceed 5% of the Fund's total assets.

       (m) Notwithstanding any investment restriction to the contrary, the Fund may, in connection with the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees/Directors, purchase securities of other investment companies within the John Hancock Group of Funds provided that, as a result, (i) no more than 10% of the Fund's assets would be invested in securities of all other investment companies, (ii) such purchase would not result in more than 3% of the total outstanding voting securities of any one such investment company being held by the Fund and (iii) no more than 5% of the Fund's assets would be invested in any one such investment company.

      In order to permit the sale of shares of the Fund in certain states, the Trustees may, in their sole discretion, adopt restrictions or investment policies more restrictive than those described above. Should the Trustees determine that any such more restrictive policy is no longer in the best interest of the Fund and its shareholders, the Fund may cease offering shares in the state involved and the Trustees may revoke such restrictive policy. Moreover, if the states involved no longer require any such restrictive policy, the Trustees may, at their sole discretion, revoke such policy.

      If a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value of the Fund's assets will not be considered a violation of the restriction.

      In accordance with the guidelines of the Arkansas Securities Department, until such guidelines no longer require, the Fund will not purchase securities (excluding restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 that have been determined by the Trustees to be liquid based upon the trading markets for the securities) of issuers which the Fund is restricted from selling to the public without registration under the Securities Act of 1933 if by any reason thereof the value of its aggregate investment in such classes of securities will exceed 10% of its total assets.

      The Fund agrees that, in accordance with Texas Blue Sky Regulations, until such regulations no longer require, the value of securities of any one issuer in which the Fund is short may not exceed the lesser of 2% of the value of the Fund's net assets or 2% of the securities of any class of any such issuer.

      In accordance with the guidelines of the Ohio Securities Department, until such guidelines no longer require, the Fund will not invest more than 15% of its total assets in securities of issuers which are restricted as to disposition, including securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933.


THOSE RESPONSIBLE FOR MANAGEMENT

      The business of the Fund is managed by its Trustees, who elect officers who are responsible for the day-to-day operations of the Trust and who execute policies formulated by the Trustees. Several of the officers and Trustees of the Trust are also officers and directors of the Adviser or officers and Directors of the Fund's principal distributor, John Hancock Funds, Inc. ("John Hancock Funds").

      The following table sets forth the principal occupations of the Trustees and principal officers of the Trust during the past five years. Unless otherwise indicated, the business address of each is 101 Huntington Avenue, Boston, Massachusetts 02199.

                           Position(s) Held   Principal Occupation(s)
  Name and Address         With Registrants   During Past 5 Years
  ----------------         ----------------   -------------------

 *Edward J. Boudreau, Jr.  Chairman (3,4)     Chairman and Chief Executive
                                              Officer, the Adviser and The
                                              Berkeley Financial Group
                                              ("The Berkeley Group");
                                              Chairman, NM Capital
                                              Management, Inc. ("NM
                                              Capital"); John Hancock
                                              Advisers International
                                              Limited ("Advisers
                                              International"); John Hancock
                                              Funds, Inc., ("John Hancock
                                              Funds"); John Hancock
                                              Investor Services Corporation
                                              ("Investor Services") and
                                              Sovereign Asset Management
                                              Corporation ("SAMCorp")
                                              (herein after the Adviser,
                                              The Berkeley Group, NM
                                              Capital, Advisers
                                              International, John Hancock
                                              Funds, Investor Services and
                                              SAMCorp are collectively
                                              referred to as the
                                              "Affiliated Companies");
                                              Chairman, First Signature
                                              Bank & Trust; Director, John
                                              Hancock Freedom Securities
                                              Corp., John Hancock Capital
                                              Corp., New England/Canada
                                              Business Council; Member,
                                              Investment Company Institute
                                              Board of Governors; Director,
                                              Asia Strategic Growth Fund,
                                              Inc.; Trustee, Museum of
                                              Science; President, the
                                              Adviser (until July 1992);
                                              Chairman, John Hancock
                                              Distributors, Inc. until
                                              April 1994.

------------
*Trustee may be deemed to be an "interested person" of the Trust as defined in the Investment Company Act of 1940.
(1)   Member of the Audit Committees of the Trusts.
(2)   Member of the Committees on Administration of the Trusts.
(3)   Member  of  the  Executive   Committee  of  each  Trust.  The  Executive
      Committee may generally exercise most powers of the Trustees between regularly scheduled meetings of the Board of Trustees.
(4)   Member of the Investment Committee of the Adviser.

                           Position(s) Held   Principal Occupation(s)
  Name and Address         With Registrants   During Past 5 Years
  ----------------         ----------------   -------------------

  Douglas M. Costle        Trustee (1, 2)     Director, Chairman of the Board
  RR2 Box 480                                 and Distinguished Senior
  Woodstock, Vermont                          Fellow, Institute for
  05091                                       Sustainable Communities,
                                              Montpelier, Vermont, since 1991.
                                              Dean Vermont Law School, until
                                              1991. Director, Air and Water
                                              Technologies Corporation
                                              (environmental services and
                                              equipment), Niagara Mohawk Power
                                              Company (electric services) and
                                              MITRE Corporation (governmental
                                              consulting services).

  Leland O. Erdahl         Trustee (1, 2)     President and Director of
  8046 Mackenzie Court                        Nature Quality Ingredients
  Las Vegas, NV  89129                        Company, Inc. and Sante Fe
                                              Ingredients Company, Inc.,
                                              private food processing
                                              companies. Director of Uranium
                                              Resources, Inc. President of
                                              Stolar, Inc. from 1987 to 1991
                                              and President of Albuquerque
                                              Uranium Corporation from 1985
                                              to 1992.  Director of
                                              Freeport-McMoRan Copper & Gold
                                              Company, Inc., Hecla Mining
                                              Company, Canyon Resources
                                              Corporation and Original
                                              Sixteen to One Mines, Inc.
                                              From 1984 to 1987 and 1991,
                                              management consultant.

  Richard A. Farrell       Trustee(1, 2)      President of Farrell, Healer &
  Venture Capital Partners                    Co., a venture capital
  160 Federal Street                          management firm, since 1980.
  23rd Floor                                  Prior to that date, Mr. Farrell
  Boston, MA  02110                           headed the venture capital
                                              group at Bank of Boston
                                              Corporation.
-----------
*Trustee may be deemed to be an "interested person" of the Trust as defined in the Investment Company Act of 1940.
(1)   Member of the Audit Committees of the Trusts.
(2)   Member of the Committees on Administration of the Trusts.
(3)   Member  of  the  Executive   Committee  of  each  Trust.  The  Executive
      Committee may generally exercise most powers of the Trustees between regularly scheduled meetings of the Board of Trustees.
(4)   Member of the Investment Committee of the Adviser.

                           Position(s) Held   Principal Occupation(s)
Name and Address           With Registrants   During Past 5 Years
----------------           ----------------   -------------------

William F. Glavin          Trustee (1, 2)     President, Babson College;
Babson College                                Vice Chairman, Xerox
Horn Library                                  Corporation until June
Babson Park, MA 02157                         1989.  Director, Caldor Inc.
                                              and Inco Ltd.

Dr. John A. Moore          Trustee (1, 2)     President and Chief
Institute for Evaluating                      Executive Officer, Institute
Health Risks                                  for Evaluating Health Risks,
1629 K Street NW                              a nonprofit institution,
Suite 402                                     since September 1989.
Washington, DC  20006                         Assistant Administrator of
                                              the Office of Pesticides and
                                              Toxic Substances at the
                                              Environmental Protection
                                              Agency from December 1983 to
                                              July 1989.

Patti McGill Peterson      Trustee (1, 2)     President, St. Lawrence
St. Lawrence University                       University;  Director,
110 Vilas Hall                                Niagara Mohawk Power
Canton, NY  13617                             Corporation and Security
                                              Mutual Life.

John W. Pratt              Trustee (1, 2)     Professor of Business
2 Gray Gardens East                           Administration at Harvard
Cambridge, MA  02138                          University Graduate School
                                              of Business Administration
                                              (Since 1961).

Robert G. Freedman         Vice Chairman and  Vice Chairman and Chief
                           Chief Investment   Investment Officer, the
                           Officer (4)        Adviser; President (until
                                              December 1994).

-----------
*Trustee may be deemed to be an "interested person" of the Trust as defined in the Investment Company Act of 1940.
(1)   Member of the Audit Committees of the Trusts.
(2)   Member of the Committees on Administration of the Trusts.
(3)   Member  of  the  Executive   Committee  of  each  Trust.  The  Executive
      Committee may generally exercise most powers of the Trustees between regularly scheduled meetings of the Board of Trustees.
(4)   Member of the Investment Committee of the Adviser.

                          Position(s) Held    Principal Occupation(s)
Name and Address          With Registrants    During Past 5 Years
----------------          ----------------    -------------------

Anne C. Hodsdon           President (4)       President and Chief
                                              Operating Officer, the
                                              Adviser; Executive Vice
                                              President, the Adviser
                                              (until December 1994);
                                              Senior Vice President; the
                                              Adviser (until December
                                              1993);

James B. Little           Senior Vice         Senior Vice President, the
                          President, Chief    Adviser.
                          Financial Officer

Thomas H. Drohan          Senior Vice         Senior Vice President and
                          President and       Secretary, the Adviser.
                          Secretary

John A. Morin             Vice President      Vice President, the Adviser.

Susan S. Newton           Vice President,     Vice President and Assistant
                          Assistant           Secretary, the Adviser.
                          Secretary and
                          Compliance Officer

James J. Stokowski        Vice President and  Vice President, the Adviser.
                          Treasurer

-----------
*Trustee may be deemed to be an "interested person" of the Trust as defined in the Investment Company Act of 1940.
(1)   Member of the Audit Committees of the Trusts.
(2)   Member of the Committees on Administration of the Trusts.
(3)   Member  of  the  Executive   Committee  of  each  Trust.  The  Executive
      Committee may generally exercise most powers of the Trustees between regularly scheduled meetings of the Board of Trustees.
(4)   Member of the Investment Committee of the Adviser.


      All of the officers listed are officers or employees of the Adviser or Affiliated Companies. Some of the Trustees and officers may also be officers and/or directors and/or Trustees of one or more of the other funds for which the Adviser serves as investment adviser.

The following table provides information regarding the compensation paid by the Funds and the other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services. Mr. Boudreau and each of the officers of the Funds are interested persons of the Adviser, are compensated by the Adviser and receive no compensation from the Funds for their services.


                                                                               Total
                                                                               Compensation
                                         Pension or                            From the
                                         Retirement                            Fund and
                                         Benefits                              John Hancock
                        Aggregate        Accrued as         Estimated          Fund Complex
                        Compensation     Part of the        Annual             to Trustees(1)
Independent             From the         Fund's             Benefits Upon      (Total of 12
Trustees                Fund*            Expenses*          Retirement         Funds)
--------                -----            ---------          ----------         ------
William Barron, III**  $   136            $  -                $  -              $  41,750
Douglas M. Costle          136               -                   -                 41,750
Leland O. Erdahl           136               -                   -                 41,750
Richard A. Farrell         143               -                   -                 43,250
William F. Glavin           28              95                   -                 37,500
Patrick Grant**            144               -                   -                 43,750
Ralph Lowell, Jr.**        136               -                   -                 41,750
Dr. John A. Moore          136               -                   -                 41,750
Patti McGill               136               -                   -                 41,750
Peterson
John W. Pratt              136               -                   -                 41,750
                     --------------------------------------------------------  ----------

                      $  1,267            $ 95              $    -               $416,750


(1)The total compensation paid by the John Hancock Fund Complex to the Independent Trustees is as of the calendar year ended December 31, 1995.

*Compensation made for the fiscal year ended October 31, 1995.

**As of January 1, 1996, Messrs. Barron, Grant and Lowell resigned as
Trustees.

      As of January 31, 1996, the officers and Trustees of the Fund as a group owned less than 1% of the outstanding shares of the Fund. As of January 31, 1996, the following shareholders beneficially owned 5% or more of the outstanding shares of the Fund:

                                            Number of        Percentage of
                                            Shares of      Total Outstanding
     Name and Address of       Class of     Beneficial      Shares of the
         Shareholder            Shares    Interest Owned   Class of the Fund
     -------------------       --------   --------------   -----------------

John Hancock Advisers, Inc.     Class A       58,826            10.57%
Attn: Chris Meyer
101 Huntington Ave.
Boston, MA  02199-7603

Southern Industrial Corp. &     Class A       32,765             5.89%
King Provision Corp 401(k)
Marc A. Carolson
Vice President, Finance
101 Huntington Ave.
Boston, MA 02199-7603

County Employees Annuity        Class B       92,182            11.63%
Benefit Fund #3
c/o Continental Bank
Attn: Pat Harms
231 S LaSalle St., 18th Flr
Chicago, IL 60604-1407

Merrill Lynch Pierce Fenner &   Class B       82,218            10.37%
Smith, Inc.
Attn: Mutual Fund Operations
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484



INVESTMENT ADVISORY AND OTHER SERVICES

      As described in the Prospectus, the Fund receives its investment advice from the Adviser. Investors should refer to the Prospectus and below for a description of certain information concerning the investment management contract. Each of the Trustees and principal officers of the Fund who is also an affiliated person of the Adviser is named above, together with the capacity in which such person is affiliated with the Fund and the Adviser.

      As described in the Prospectus under the caption "Organization and Management of the Fund," the Trust, on behalf of the Fund, has entered into an investment management contract with the Adviser. Under the investment management contract, the Adviser provides the Fund with a continuous investment program, consistent with the Fund's stated investment objective and policies. The Adviser is responsible for the management of the Fund's portfolio assets.

      No person other than the Adviser and John Hancock Advisers International Limited ("JH Advisers International") and its directors and employees regularly furnish advice to the Fund with respect to the desirability of the Fund's investing in, purchasing or selling securities. The Adviser may from time to time receive statistical or other similar factual information, and information regarding general economic factors and trends, from the Life Company and its affiliates.

      Under the terms of the investment management contract with the Fund, the Adviser provides the Fund with office space, supplies and other facilities required for the business of the Fund.

      All expenses which are not specifically paid by the Adviser and which are incurred in the operation of the Fund (including fees of Trustees of the Trust who are not "interested persons," as such term is defined in the Investment Company Act, but excluding certain distribution-related activities required to be paid by the Adviser or John Hancock Funds) and the continuous public offering of the shares of the Fund are borne by the Fund. Class expenses properly allocable to either Class A or Class B shares will be borne exclusively by such class of shares, subject to conditions of the Internal Revenue Service with respect to multiple-class structures.

      As provided by the investment management contract, the Fund pays the Adviser monthly an investment management fee, which is based on a stated percentage of the Fund's average daily net assets as follows:

            Net Asset Value               Annual Rate
            -----------------------------------------

            First $250 million               1.00%
            Next $250 million                 .80%
            Next $250 million                 .75%
            Amounts over $750 million        .625%

      The Fund and the Adviser have entered into a sub-investment management contract with JH Advisers International under which JH Advisers International, subject to the review of the Trustees and the overall supervision of the Adviser, is responsible for providing the Fund with advice with respect to that portion of the assets invested in countries other than the United States and Canada. As compensation for its services under the Sub-Advisory Agreement, JH Advisers International receives from the Adviser a monthly fee equal to .70% on an annual basis of the average daily net asset value of the Fund for each calendar month up to $200 million of average daily net assets; and .6375% on an annual basis of the average daily net asset value over $200 million. JH Advisers International, with offices located at 34 Dover Street, London, England W1X 3RA, is a wholly-owned subsidiary of the Adviser, formed in 1987 to provide international investment research and advisory services to U.S. institutional clients.

      If the total of all ordinary business expenses of the Fund for any fiscal year exceeds the limitations prescribed in any state in which shares of the Fund are qualified for sale, the fee payable to the Adviser and JH Advisers International will be reduced to the extent of such excess and the Adviser and JH Advisers International will make any additional arrangements necessary to eliminate remaining excess expenses. At this time, the most restrictive limit on expenses imposed by a state requires that expenses charged to the Fund in any fiscal year not exceed 2-1/2% of the first $30,000,000 of the Fund's average net assets, 2% of the next $70,000,000 of such net assets, and 1-1/2% of the remaining average net assets. When calculating the above limit, the Fund may exclude interest, brokerage commissions and extraordinary expenses.

      Pursuant to its investment management contract, the Adviser is not liable to the Fund or its shareholders for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the investment management contract relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under the investment management contract.

      The Adviser, located at 101 Huntington Avenue, Boston, Massachusetts 02199-7603, was organized in 1968 and presently has more than $16 billion in assets under management in its capacity as investment adviser to the Fund and the other mutual funds and publicly traded investment companies in the John Hancock group of funds having a combined total of approximately 1,080,000 shareholders. The Adviser is an indirect wholly-owned subsidiary of the Life Company, one of the most recognized and respected financial institutions in the nation. With total assets under management of more than $80 billion, the Life Company is one of the ten largest life insurance companies in the United States, and carries high ratings from S&P and A. M. Best. Founded in 1862, the Life Company has been serving clients for over 130 years.

      The investment management contract continues in effect from year to year if approved annually by vote of a majority of the Trustees who are not interested persons of one of the parties to the contract, cast in person at a meeting called for the purpose of voting on such approval, and by either the Trustees or the holders of a majority of the Fund's outstanding voting securities. The contract automatically terminates upon assignment and may be terminated without penalty on 60 days' notice at the option of either party to the contract or by vote of a majority of the outstanding voting securities of the Fund.

DISTRIBUTION CONTRACT

      The Fund has entered into a distribution contract with John Hancock Funds. Under the contract, John Hancock Funds is obligated to use its best efforts to sell shares of each class of the Fund. Shares of the Fund are also sold by selected broker-dealers (the "Selling Brokers") which have entered into selling agency agreements with John Hancock Funds. John Hancock Funds accepts orders for the purchase of the shares of the Fund which are continually offered at the net asset value next determined, plus an applicable sales charge. In connection with the sale of Class A or Class B shares, John Hancock Funds and Selling Brokers receive compensation in the form of a sales charge imposed, in the case of Class A shares at the time of sale or, in the case of Class B shares, on a deferred basis. The sales charges are discussed further in the Prospectus.

The Fund's Trustees adopted Distribution Plans with respect to Class A and Class B shares ("the Plans"), pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plans, the Fund will pay distribution and service fees at an aggregate annual rate of up to 0.30% and 1.00% respectively, of the Fund's daily net assets attributable to shares of that class. However, the service fee will not exceed 0.25% of the Fund's average daily net assets attributable to each class of shares. The distribution fees reimburse John Hancock Funds for its distribution costs incurred in the promotion of sales of Fund shares, and the service fees compensate Selling Brokers for providing personal and account maintenance services to shareholders. In the event that John Hancock Funds is not fully reimbursed for expenses incurred by it under the Class B Plan in any fiscal year, John Hancock Funds may carry these expenses forward, provided, however, that the Trustees may terminate the Class B Plan and thus the Fund's obligation to make further payments at any time. Accordingly, the Fund does not treat unreimbursed expenses relating to the Class B shares as a liability of the Fund. The Plans were approved by a majority of the voting securities of the Fund. The Plans and all amendments were approved by the Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plans (the "Independent Trustees"), by votes cast in person at meetings called for the purpose of voting on such Plans.

Pursuant to the Plans, at least quarterly, John Hancock Funds provides the Fund with a written report of the amounts expended under the Plans and the purpose for which these expenditures were made. The Trustees review these reports on a quarterly basis During the fiscal year ended October 31, 1995, the Fund paid John Hancock Funds the following amount of expenses with respect to the Class A and Class B shares of the Fund:




                                            Expense Items
                                            -------------

                                     Printing                                             Interest,
                                   and Mailing                                           Carrying or
                                        of                              Expenses of          Other
                                   Prospectuses       Compensation         John            Finance
                                     to New           to Selling         Hancock           Charges
                   Advertising     Shareholders         Brokers           Funds             Other
                   -----------     ------------      -----------        ----------        ----------
International
-------------
Class A             $ 5,299           $ 239             $1,284           $ 6,250             $ 0
shares
Class B             $11,208           $   0             $1,569           $13,716          $12,313
shares

Each of the Plans provides that it will continue in effect only as long as its continuance is approved at least annually by a majority of both the Trustees and the Independent Trustees. Each of the Plans provides that it may be terminated without penalty, (a) by vote of a majority of the Independent Trustees, (b) by a vote of a majority of the Fund's outstanding shares of the applicable class in each case upon 60 days' written notice to John Hancock Funds and (c) automatically in the event of assignment. Each of the Plans further provides that it may not be amended to increase the maximum amount of the fees for the services described therein without the approval of a majority of the outstanding shares of the class of the Fund which has voting rights with respect to the Plan. And finally, each of the Plans provides that no material amendment to the Plan will, in any event, be effective unless it is approved by a vote of the Trustees and the Independent Trustees of the Fund. The holders of Class A shares and Class B shares have exclusive voting rights with respect to the Plan applicable to their respective class of shares. In adopting the Plans the Trustees concluded that, in their judgment, there is a reasonable likelihood that the Plans will benefit the holders of the applicable class of shares of the Fund.

When the Trust seeks an Independent Trustee to fill a vacancy or as a nominee for election by shareholders, the selection or nomination of the Independent Trustee is, under resolutions adopted by the Trustees contemporaneously with their adoption of the Plan, committed to the discretion of the Committee on Administration of the Trustees. The members of the Committee on Administration are all Independent Trustees and are identified in this Statement of Additional Information under the heading "Those Responsible for Management."

NET ASSET VALUE

      For purposes of calculating the net asset value ("NAV") of a Fund's shares, the following procedures are utilized wherever applicable.

      Debt investment securities are valued on the basis of valuations furnished by a principal market maker or a pricing service, both of which generally utilize electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities without exclusive reliance upon quoted prices.

      Equity securities traded on a principal exchange or NASDAQ National Market Issues are generally valued at last sale price on the day of valuation. Securities in the aforementioned categories for which no sales are reported and other securities traded over-the-counter are generally valued at the mean between the current closing bid and aske prices.

      Short-term debt investments which have a remaining maturity of 60 days or less are generally valued at amortized cost which approximates market value. If market quotations are not readily available or if in the opinion of the Adviser any quotation or price is not representative of true market value, the fair value of the security may be determined in good faith in accordance with procedures approved by the Trustees.

      Any assets or liabilities expressed in terms of foreign currencies are translated into U.S. dollars by the custodian bank based on London currency exchange quotations as of 5:00 p.m., London time (12:00 noon, New York time) on the date of any determination of a Fund's NAV.

      A Fund will not price its securities on the following national holidays:
New Year's Day; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day; and Christmas Day. On any day an international market is closed and the New York Stock

Exchange is open, any foreign securities will be valued at the prior day's close with the current day's exchange rate. Trading of foreign securities may take place on Saturdays and U.S. business holidays on which a Fund's NAV is not calculated. Consequently, a Fund's portfolio securities may trade and the NAV of the Fund's redeemable securities may be significantly affected on days when a shareholder has no access to the Fund.

INITIAL SALES CHARGE ON CLASS A SHARES

      The sales charges applicable to purchases of Class A shares of the Fund are described in the Prospectus. Methods of obtaining reduced sales charges referred to generally in the Prospectus are described in detail below. In calculating the sales charge applicable to current purchases of Class A shares of the Fund, the investor is entitled to cumulate current purchases with the greater of the current value (at offering price) of the Class A shares of the Fund owned by the Investor, or if Investor Services is notified by the investor's dealer or the investor at the time of the purchase, the cost of the Class A shares owned.

      Combined Purchases. In calculating the sales charge applicable to purchases of Class A shares made at one time, the purchases will be combined if made by (a) an individual, his or her spouse and their children under the age of 21, purchasing securities for his or her own account, (b) a trustee or other fiduciary purchasing for a single trust, estate or fiduciary account and (c) certain groups of four or more individuals making use of salary deductions or similar group methods of payment whose funds are combined for the purchase of mutual fund shares. Further information about combined purchases, including certain restrictions on combined group purchases, is available from Investor Services or a Selling Broker's representative.

      Without Sales Charges. As described in the Prospectus, Class A shares of the Fund may be sold without a sales charge to the persons described in the Prospectus.

      Accumulation Privilege. Investors (including investors combining purchases) who are already Class A shareholders may also obtain the benefit of the reduced sales charge by taking into account not only the amount then being invested but also the purchase price or current account value of the Class A shares already held by such person.

      Combination Privilege. Reduced sales charges (according to the schedule set forth in the Prospectus) also are available to an investor based on the aggregate amount of his concurrent and prior investments in Class A shares of the Fund and shares of all other John Hancock funds which carry a sales charge.

      Letter of Intention. Reduced sales charges are also applicable to investments made over a specified period pursuant to a Letter of Intention (the "LOI"), which should be read carefully prior to its execution by an investor. The Fund offers two options regarding the specified period for making investments under the LOI. All investors have the option of making their investments over a specified period of thirteen (13) months. Investors who are using the Fund as a funding medium for a qualified retirement plan, however, may opt to make the necessary investments called for by the LOI over a forty-eight
(48) month period. These qualified retirement plans include group IRAs, SEP, SARSEP, TSA, 401(k), 403(b) and Section 457 plans. Such an investment (including accumulations and combinations) must aggregate $25,000 or more invested during the specified period from the date of the LOI or from a date within ninety (90) days prior thereto, upon written request to Investor Services. The sales charge applicable to all amounts invested under the LOI is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, the difference in the sales charge actually paid and the sales charge payable had the LOI not been in effect is due from the investor. However, for the purchases actually made within the specified period within 13 or 48 months, the sales charge applicable will not be higher than that which would have applied (including accumulations and combinations) had the LOI been for the amount actually invested.

      The LOI authorizes Investor Services to hold in escrow a number of Class A shares (approximately 5% of the aggregate) to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the specified period, at which time the escrow Class A shares will be released. If the total investment specified in the LOI is not completed, the Class A shares held in escrow may be redeemed and the proceeds used as required to pay such sales charge as may be due. By signing the LOI, the investor authorizes Investor Services to act as his or her attorney-in-fact to redeem any escrowed Class A shares and adjust the sales charge, if necessary. A LOI does not constitute a binding commitment by an investor to purchase, or by the Fund to sell, any additional Class A shares and may be terminated at any time.

DEFERRED SALES CHARGE ON CLASS B SHARES

      Investments in Class B shares are purchased at net asset value per share without the imposition of an initial sales charge so that the Fund will receive the full amount of the purchase payment.

      Contingent Deferred Sales Charge. Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at the rates set forth in the Prospectus as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class B shares being redeemed. Accordingly, no CDSC will be imposed on increases in account value above the initial purchase prices, including increases in account value derived from reinvestment of dividends or capital gains distributions.

      The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining this number, all payments during a month will be aggregated and deemed to have been made on the last day of the month.

      Proceeds from the CDSC are paid to John Hancock Funds and are used in whole or in part by John Hancock Funds to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class B shares, such as the payment of compensation to select Selling Brokers for selling Class B shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B shares without a sales charge being deducted at the time of the purchase. See the Prospectus for additional information regarding the CDSC.

SPECIAL REDEMPTIONS

      Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Trustees. When a shareholder sells portfolio securities received in this fashion, he would incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Fund has, however, elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, the Fund must redeem its shares for cash except to the extent that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of the Fund's net asset value at the beginning of such period.

ADDITIONAL SERVICES AND PROGRAMS

      Exchange Privilege. As described more fully in the Prospectus, the Fund permits exchanges of shares of any class of the Fund for shares of the same class in any other John Hancock fund offering that class.

      Systematic Withdrawal Plan. As described briefly in the Prospectus, the Fund permits the establishment of a Systematic Withdrawal Plan. Payments under this plan represent proceeds arising from the redemption of shares of the Fund. Since the redemption price of the shares of the Fund may be more or less than the shareholder's cost, depending upon the market value of the securities owned by the Fund at the time of redemption, the distribution of cash pursuant to this plan may result in realization of gain or loss for purposes of Federal, state and local income taxes. The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional Class A or Class B shares of the Fund could be disadvantageous to a shareholder because of the initial sales charge payable on such purchases of Class A shares and the CDSC imposed on redemptions of Class B shares and because redemptions are taxable events. Therefore, a shareholder should not purchase Class A or Class B shares at the same time a Systematic Withdrawal Plan is in effect. The Fund reserves the right to modify or discontinue the Systematic Withdrawal Plan of any shareholder on 30 days' prior written notice to such shareholder, or to discontinue the availability of such plan in the future. The shareholder may terminate the plan at any time by giving proper notice to Investor Services.

      Monthly Automatic Accumulation Program ("MAAP"). This program is explained more fully in the Prospectus. The program, as it relates to automatic investment checks, is subject to the following conditions:

      The investments will be drawn on or about the day of the month indicated.

      The privilege of making investments through the Monthly Automatic Accumulation Program may be revoked by Investor Services without prior notice if any investment is not honored by the shareholder's bank. The bank shall be under no obligation to notify the shareholder as to the non-payment of any checks.

      The program may be discontinued by the shareholder either by calling Investor Services or upon written notice to Investor Services which is received at least five (5) business days prior to the processing date of any investment.

      Reinvestment Privilege. A shareholder who has redeemed Fund shares may, within 120 days after the date of redemption, reinvest any part of the redemption proceeds in shares of the same class of the Fund or in any other John Hancock fund, subject to the minimum investment limit of that fund. The proceeds from the redemption of Class A shares may be reinvested at net asset value without paying a sales charge in Class A shares of the Fund or in Class A shares of any of the other John Hancock funds. If a CDSC was paid upon a redemption, a shareholder may reinvest the proceeds from such redemption at net asset value in additional shares of the class from which the redemption was made. Such shareholder's account will be credited with the amount of any CDSC charged upon the prior redemption. The holding period of the shares acquired through reinvestment will, for purposes of computing the CDSC payable upon a subsequent redemption, include the holding period of the redeemed shares. The Fund may modify or terminate the reinvestment privilege at any time.

      A redemption or exchange of Fund shares is a taxable transaction for Federal income tax purposes. Even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of Fund shares will be treated for tax purposes as described under the caption "Tax Status."

DESCRIPTION OF THE FUND'S SHARES

      The Trustees of the Fund are responsible for the management and supervision of the Fund. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Fund without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series without shareholder action. As of the date of this Statement of Additional Information, the Trustees have authorized shares of the Fund and four other series. The Trustees have authority, without the necessity of a shareholder vote, to classify the shares of any series into one or more classes.

      The shares of each class of the Fund represent an equal proportionate interest in the aggregate net assets allocable to that class of the Fund. Class B shares bear the expense of the CDSC arrangement and any expense (including the higher distribution expenses) resulting from this sales arrangement. The Class A and Class B shares have certain exclusive voting rights on matters relating to their respective distribution plans. The different classes of the Funds may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.

      Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except that (i) the distribution and service fees relating to Class A and Class B shares will be borne exclusively by such class,
(ii) Class B shares will pay higher distribution and service fees than Class A shares and (iii) each class of shares will bear any other class expenses properly attributable to that class of shares, subject to certain conditions imposed by the Internal Revenue Service in issuing rulings to funds with a multiple-class structure.

      In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to such shareholders. Shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable, by the Trust, except as set forth below.

      Unless otherwise required by the Investment Company Act or the Declaration of Trust, the Trust has no intention of holding annual meetings of shareholders. Trust shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust's outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with a request for a special meeting of shareholders. At any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

      Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for act or obligations of the Trust. However, the Fund's Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations or affairs of the Fund. The Declaration of Trust also provides for indemnification out of the Fund's assets for all losses and expenses of any Fund shareholder held personally liable by reason of being or having been a shareholder. Liability is therefore limited to circumstances in which the Fund itself would be unable to meet its obligations, and the possibility of this occurrence is remote.

TAX STATUS

      Each series of Freedom Investment Trust II, including the Fund, is treated as a separate entity for tax purposes. The Fund has qualified and elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to continue to so qualify for each taxable year. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, the Fund will not be subject to Federal income tax on taxable income (including net short-term and long-term capital gains) which is distributed to shareholders at least annually in accordance with the timing requirements of the Code.

      The Fund will be subject to a 4% non deductible Federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Fund intends under normal circumstances to avoid liability for such tax by satisfying such distribution requirements.

      Distributions from the Fund's current or accumulated earnings and profits ("E&P"), as computed for Federal income tax purposes, will be taxable as described in the Fund's Prospectus whether taken in shares or in cash. Distributions, if any, in excess of E&P will constitute a return of capital, which will first reduce an investor's tax basis in Fund shares and thereafter (after such basis is reduced to zero) will generally give rise to capital gains. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distributions in cash, divided by the number of shares received.

      If the Fund invests in stock of certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest producing investments, dividends, rents, royalties or capital gain) or hold at lease 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to Federal income tax and additional interest charges on "excess distributions" received from these passive foreign investment companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election would require the applicable Fund to recognize taxable income or gain without concurrent receipt of cash. Accordingly, the Fund may limit investments in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

      Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain foreign currency futures and options, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and loses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to the Fund's investment in stock or securities, possibly including speculative currency positions or currency derivatives not used for hedging purposes, may increase the amount of gain it is deemed to recognize from the sale of certain investments held for less than three months, which gain is limited under the Code to less than 30% of its annual gross income, and could under future Treasury regulations produce income not among the types of "qualifying income" from which the Fund must derive at lease 90% of its annual gross income. If the net foreign exchange loss for a year treated as ordinary loss under Section 988 were to exceed the Fund's investment company taxable income computed without regard to such loss (i.e., all of the Fund's net income other than any excess of net long-term capital gain over net short-term capital loss) the resulting overall ordinary loss for such year would not be deductible by the Fund or its shareholders in future years.

      The Fund may be subject to withholding and other taxes imposed by foreign countries with respect to its investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Investors may be entitled to claim U.S. foreign tax credits with respect to such taxes, subject to certain provisions and limitations contained in the Code. Specifically, if more than 50% of the value of the Fund's total assets at the close of any taxable year consists of stock or securities of foreign corporations, the Fund may file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to (i) include in ordinary gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by the Fund even though not actually received by them, and (ii) treat such respective pro rata portions as foreign income taxes paid by them.

      If the election is made, shareholders may then deduct such pro rata portions of foreign income taxes in computing their taxable incomes, or, alternatively, use them as foreign tax credits, subject to applicable limitations, against their U.S. Federal income taxes. Shareholders who do not itemize deductions for Federal income tax purposes will not, however, be able to deduct their pro rata portion of foreign income taxes paid by the Fund, although such shareholders will be required to include their share of such taxes in gross income. Shareholders who claim a foreign tax credit for such foreign taxes may be required to treat a portion of dividends received from the Fund as a separate category of income for purposes of computing the limitations on the foreign tax credit. Tax-exempt shareholders will ordinarily not benefit from this election. Each year that the Fund files the election described above, its shareholders will be notified of the amount of (i) each shareholder's pro rata share of foreign income taxes paid by the Fund and (ii) the portion of Fund dividends which represents income from each foreign country.

      The amount of net short-term and long-term capital gains, if any, in any given year will vary depending upon the Adviser's current investment strategy and whether the Adviser believes it to be in the best interest of the Fund to dispose of portfolio securities or enter into options or futures transactions that will generate capital gains. At the time of an investor's purchase of Fund shares, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

      Upon a redemption of shares of the Fund (including by exercise of the exchange privilege) a shareholder may realize a taxable gain or loss depending upon his basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term, depending upon the shareholder's tax holding period for the shares. A sales charge paid in purchasing Class A shares of the Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of the Fund or another John Hancock Fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. Such disregarded load will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Also, any loss realized on a redemption or exchange will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to the Dividend Reinvestment Plan. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares.

      Although its present intention is to distribute all net short-term and long-term capital gains, if any, the Fund reserves the right to retain and reinvest all or any portion of its "net capital gain," which is the excess, as computed for Federal income tax purposes, of net long-term capital gain over net short-term capital loss in any year. The Fund will not in any event distribute net long-term capital gains realized in any year to the extent that a capital loss is carried forward from prior years against such gain. To the extent such excess was retained and not exhausted by the carryforward of prior years' capital losses, it would be subject to Federal income tax in the hands of the Fund. Each shareholder would be treated for Federal income tax purposes as if the Fund had distributed to him on the last day of its taxable year his pro rata share of such excess, and he had paid his pro rata share of the taxes paid by the Fund and reinvested the remainder in the Fund. Accordingly, each shareholder would (a) include his pro rata share of such excess as long-term capital gain income in his return for his taxable year in which the last day of the Fund's taxable year falls, (b) be entitled either to a tax credit on his return for, or to a refund of, his pro rata share of the taxes paid by the Fund, and (c) be entitled to increase the adjusted tax basis for his shares in the Fund by the difference between his pro rata share of such excess and his pro rata shares of such taxes.

      For Federal income tax purposes, the Fund is permitted to carry forward a net capital loss in any year to offset its net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in Federal income tax liability to the Fund and, as noted above, would not be distributed as such to shareholders. The Fund has $531,550 of capital loss carryforwards, which expire October 31, 2003, available to offset future capital gains.

      For purposes of the dividends received deduction available to corporations, dividends received by the Fund, from U.S. domestic corporations in respect of any share of stock held by the Fund, for U.S. Federal income tax purposes, for at least 46 days (91 days in the case of certain preferred stock) and distributed and designated by the Fund may be treated as qualifying dividends. Because the Fund is not generally anticipated to invest a significant portion of its assets in the stock of such U.S. corporations, it is unlikely that a substantial portion of its distributions will qualify for the dividends received deduction. Corporate shareholders must meet the minimum holding period requirement stated above (46 or 91 days) with respect to their shares of the Fund in order to qualify for the deduction and, if they borrow to acquire such shares, may be denied a portion of the dividends received deduction. The entire qualifying dividend, including the otherwise deductible amount, will be included in determining the excess (if any) of a corporate shareholder's adjusted current earnings over its alternative minimum taxable income, which may increase its alternative minimum tax liability, if any. Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its shares may be reduced, for Federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares, for the purpose of computing its gain or loss on redemption or other disposition of the shares.

      Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

      Limitations imposed by the Code on regulated investment companies like the Fund may restrict the Fund's ability to enter into futures, options, and forward transactions.

      Certain options, futures and forward foreign currency transactions undertaken by the Fund may cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated and affect the character as long-term or short-term (or, in the case of certain currency forwards, options and futures, as ordinary income or loss) and timing of some capital gains and losses realized by the Fund. Also, certain of the Fund's losses on its transactions involving options, futures or forward contracts and/or offsetting portfolio positions may be deferred rather than being taken into account currently in calculating the Fund's taxable income. Certain of the applicable tax rules may be modified if the Fund is eligible and chooses to make one or more of certain tax elections that may be available. These transactions may therefore affect the amount, timing and character of the Fund's distributions to shareholders. The Fund will take into account the special tax rules (including consideration of available elections) applicable to options, futures or forward contracts in order to minimize any potential adverse tax consequences.

      The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies, and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of Fund shares may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Fund in their particular circumstances.

      Non-U.S. investors not engaged in a U.S. trade or business with which their Fund investment is effectively connected will be subject to U.S. Federal income tax treatment that is different from that hat described above. These investors may be subject to nonresident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8 or authorized substitute is on file, to 31% backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Fund.

      The Fund is not subject to Massachusetts corporate excise or franchise taxes. Provided that the Fund qualifies as a regulated investment company under the Code, it will also not be required to pay any Massachusetts income tax.

CALCULATION OF PERFORMANCE

      The average annual total return for Class A shares of the Fund for the 1 year ended October 31, 1995 and from commencement of operations on January 3, 1994 was (9.76%) and (4.55%), respectively.

      The average annual total return for Class B shares of the Fund for the 1 year ended October 31, 1995 and from commencement of operations on January 3, 1994 was (10.60%) and (5.29%), respectively.

      In the case of Class A or Class B shares, this calculation assumes the maximum sales charge of 5.0% is included in the initial investment or the CDSC is applied at the end of the period. This calculation also assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.

[GRAPHIC OMITTED]

Where:

P =         a hypothetical initial investment of $1,000.

T =         average annual total return.

n =         number of years.

ERV = ending redeemable value of a hypothetical $1,000 investment made at the beginning of the 1 year and life of the fund periods.

      From time to time, in reports and promotional literature, the Fund's total return will be compared to indices of mutual funds such as Lipper Analytical Services, Inc.'s "Lipper - Mutual Fund Performance Analysis," a monthly publication which tracks net assets, total return, and yield on equity mutual funds in the United States. Ibottson and Associates, CDA Weisenberger and F.C. Towers are also used for comparison purposes, as well the Russell and Wilshire Indices.

      Performance rankings and ratings reported periodically in national financial publications such as MONEY Magazine, FORBES, BUSINESS WEEK, THE WALL STREET JOURNAL, MICROPAL, INC., MORNINGSTAR, STANGER'S and BARRON'S will also be utilized.

      The performance of the Fund is not fixed or guaranteed. Performance quotations should not be considered to be representations of performance of the Fund for any period in the future. The performance of the Fund is a function of many factors, including its earnings, expenses and number of outstanding shares. Fluctuating market conditions; purchases, sales and maturities of portfolio securities; sales and redemptions of shares of beneficial interest; and changes in operating expenses are all examples of items that can increase or decrease the Fund's performance.

BROKERAGE ALLOCATION

      Decisions concerning the purchase and sale of portfolio securities and the allocation of brokerage commissions are made by officers of the Fund pursuant to recommendations made by an investment committee of the Adviser, which consists of officers and directors of the Adviser and affiliates, and officers and Trustees who are interested persons of the Fund. Orders for purchases and sales of securities are placed in a manner which, in the opinion of the officers of the Fund, will offer the best price and market for the execution of each such transaction. Purchases from underwriters of portfolio securities may include a commission or commissions paid by the issuer and transactions with dealers serving as market makers reflect a "spread." Investments in debt securities are generally traded on a net basis through dealers acting for their own account as principals and not as brokers; no brokerage commissions are payable on such transactions.

      The Fund's primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. This policy governs the selection of brokers and dealers and the market in which a transaction is executed. Consistent with the foregoing primary policy, the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

      To the extent consistent with the foregoing, the Fund will be governed in the selection of brokers and dealers, and in the negotiation of brokerage commission rates and dealer spreads, by the reliability and quality of the services, including primarily the availability and value of research information and to a lesser extent statistical assistance furnished to the Adviser or JH Advisers International, and their value and expected contribution to the performance of the Fund. It is not possible to place a dollar value on information and services to be received from brokers and dealers, since it is only supplementary to the research efforts of the Adviser or JH Advisers International. The receipt of research information is not expected to reduce significantly the expenses of the Adviser or JH Advisers International. The research information and statistical assistance furnished by brokers and dealers may benefit the Life Insurance Company or other advisory clients of the Adviser or JH Advisers International, and, conversely, brokerage commissions and spreads paid by other advisory clients of the Adviser or JH Advisers International may result in research information and statistical assistance beneficial to the Fund. The Fund will make no commitment to allocate portfolio transactions upon any prescribed basis. While the Adviser will be primarily responsible for the allocation of the Fund's brokerage business, their policies and practices in this regard must be consistent with the foregoing and will at all times be subject to review by the Trustees. For the years ending October 31, 1995 and 1994, negotiated brokerage commissions were paid on portfolio transactions in the amount of $47,714 and $50,807, respectively.

      As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Fund may pay a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by the Trustees that such price is reasonable in light of the services provided and to such policies as the Trustees may adopt from time to time. During the fiscal year ended October 31, 1995, the Fund did not pay commissions as compensation to any brokers for research services such as industry, economic and company reviews and evaluations of securities.

      The Adviser's indirect parent, the Life Company, is the indirect sole shareholder of John Hancock Freedom Securities Corporation and its subsidiaries, three of which, Tucker Anthony Incorporated, John Hancock Distributors, Inc. and Sutro & Company, Inc., are broker-dealers ("Affiliated Brokers"). Pursuant to procedures established by the Trustees and consistent with the above policy of obtaining best net results, the Fund may execute portfolio transactions with or through affiliated brokers. During the years ending October 31, 1995 and 1994, the Fund did not execute any portfolio transitions with affiliated brokers.

      Any of the Affiliated Brokers may act as broker for the Fund on exchange transactions, subject, however, to the general policy of the Fund set forth above and the procedures adopted by the Trustees pursuant to the Investment Company Act. Commissions paid to an Affiliated Broker must be at least as favorable as those which the Trustees believe to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold. A transaction would not be placed with an Affiliated Broker if the Fund would have to pay a commission rate less favorable than the Affiliated Broker's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers except for accounts for which the Affiliated Broker acts as clearing broker and which are comparable to the Fund as determined by a majority of the Trustees who are not interested persons (as defined in the Investment Company Act) of the Fund, the Adviser or the Affiliated Broker. Commissions on transactions with Affiliated Brokers must comply with Rule 17e-1 of the 1940 Act and must be fair and reasonable to shareholders as determined in good faith by the Trustees. Because the Adviser, which is affiliated with the Affiliated Brokers, has, as an investment adviser to the Fund, the obligation to provide investment management services, which includes elements of research and related investment skills such research and related skills will not be used by the Affiliated Brokers as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria. The Fund will not effect principal transactions with Affiliated Brokers.

      Other investment advisory clients advised by the Adviser may also invest in the same securities as the Fund. When these clients buy or sell the same securities at substantially the same time, the Adviser may average the transactions as to price and allocate the amount of available investments in a manner which the Adviser believes to be equitable to each client, including the Fund. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for it. On the other hand, to the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other clients managed by it in order to obtain best execution.

TRANSFER AGENT SERVICES

      John Hancock Investor Services Corporation ("Investor Services"), P.O. Box 9116, Boston, MA 02205-9116, a wholly-owned indirect subsidiary of the Life Company, is the transfer and dividend paying agent of the Fund. The Fund pays an annual fee of $16.00 for each Class A shareholder and $18.50 for each Class B shareholder, plus certain out-of-pocket expenses. These expenses are aggregated and charged to the Fund and allocated to each class on the basis of the relative net asset values.

CUSTODY OF PORTFOLIO

      Portfolio securities of the Fund are held pursuant to a custodian agreement between the Trust and State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. Under the custodian agreement, State Street Bank and Trust Company performs custody, portfolio and fund accounting services.

INDEPENDENT AUDITORS

      The independent auditors of the Fund are Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts 02110. Price Waterhouse LLP audits and renders an opinion of the Fund's annual financial statements and review the Fund's annual Federal income tax return.

APPENDIX A

DESCRIPTION OF BOND RATINGS

Standard & Poor's Bond Ratings

      AAA Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

      AA Debt rated AA has a very strong capacity to pay interest and repay principal, and differs from the highest rated issues only in small degree.

      A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

      BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

      To provide more detailed indications of credit quality, the ratings AA to BBB may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

      A provisional rating, indicated by "p" following a rating, is sometimes used by Standard & Poor's. It assumes the successful completion of the project being financed by the issuance of the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion, makes no comment on the likelihood of, or the risk of default upon failure of, such completion.

Moody's Bond Ratings

      Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Generally speaking, the safety of obligations of this class is so absolute that with the occasional exception of oversupply in a few specific instances, characteristically, their market value is affected solely by money market fluctuations.

      Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. The market value of Aa bonds is virtually immune to all but money market influences, with the occasional exception of oversupply in a few specific instances.

      A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Rating symbols may include numerical modifiers 1, 2 or 3. The numerical modifier 1 indicates that the security ranks at the high end, 2 in the mid-range, and 3 nearer the low end, of the generic category. These modifiers of rating symbols Aa, A and Baa are to give investors a more precise indication of relative debt quality in each of the historically defined categories.

      Conditional ratings, indicated by "Con," are sometimes given when the security for the bond depends upon the completion of some act or the fulfillment of some condition. Such bonds, are given a conditional rating that denotes their probable credit status upon completion of that act or fulfillment of that condition.

                             FINANCIAL STATEMENTS

                     John Hancock Funds - International Fund

STATEMENT OF ASSETS AND LIABILITIES
October 31, 1995
----------------------------------------------------------------------------------------------
ASSETS:
  Investments at value - Note C:
   Common stocks (cost - $7,337,029)..............................................  $7,622,806
   Bonds (cost - $50,000).........................................................      43,000
   Joint repurchase agreement (cost - $647,000)...................................     647,000
                                                                                    ----------
                                                                                     8,312,806
  Cash............................................................................      18,705
  Foreign currency, at value (cost - $1,134)......................................       1,135
  Receivable for shares sold......................................................      27,969
  Foreign taxes receivable........................................................       7,939
  Dividends and interest receivable...............................................       8,500
  Receivable from John Hancock Advisers, Inc. - Note B............................     183,189
  Deferred organization expenses - Note A.........................................      73,153
                                                                                    ----------
                    Total Assets..................................................   8,633,396
                    --------------------------------------------------------------------------
LIABILITIES:
  Payable for shares repurchased..................................................       3,456
  Payable to John Hancock Advisers, Inc. and affiliates - Note B..................     237,717
  Accounts payable and accrued expenses...........................................     187,260
                                                                                    ----------
                    Total Liabilities.............................................     428,433
                    --------------------------------------------------------------------------
NET ASSETS:
  Capital paid-in.................................................................   8,457,906
  Accumulated net realized loss on investments and foreign currency transactions..    (531,550)
  Net unrealized appreciation of investments and foreign currency transactions....     278,607
                                                                                    ----------
                    Net Assets....................................................  $8,204,963
                    ==========================================================================
NET ASSET VALUE PER SHARE:
  (Based on net asset values and shares of beneficial interest outstanding -
  unlimited number of shares authorized with no par value, respectively)
  Class A - $4,215,377/518,038....................................................  $     8.14
  ============================================================================================
  Class B - $3,989,586/495,350....................................................  $     8.05
  ============================================================================================
MAXIMUM OFFERING PRICE PER SHARE *
  Class A - ($8.14 x 105.26%).....................................................  $     8.57
  ============================================================================================

* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

THE STATEMENT OF ASSETS AND LIABILITIES IS THE FUND'S BALANCE SHEET AND SHOWS THE VALUE OF WHAT THE FUND OWNS, IS DUE AND OWES ON OCTOBER 31, 1995. YOU'LL ALSO FIND THE NET ASSET VALUE AND THE MAXIMUM OFFERING PRICE PER SHARE AS OF THAT DATE.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                     John Hancock Funds - International Fund

STATEMENT OF OPERATIONS
Year ended October 31, 1995
------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends (net of foreign withholding taxes of $18,197)..............................................  $ 148,360
  Interest.............................................................................................     26,504
                                                                                                         ---------
                                                                                                           174,864
                                                                                                         ---------
  Expenses:
   Investment management fee - Note B..................................................................     80,348
   Distribution/service fee - Note B
     Class A...........................................................................................     13,071
     Class B...........................................................................................     36,778
   Transfer agent fee - Note B.........................................................................     42,083
   Custodian fee.......................................................................................     91,327
   Printing............................................................................................     54,559
   Registration and filing fees........................................................................     47,437
   Organization expense - Note A.......................................................................     23,017
   Auditing fee........................................................................................     21,000
   Legal fees..........................................................................................      8,195
   Trustees' fees......................................................................................        482
   Miscellaneous.......................................................................................        167
                                                                                                         ---------
                    Total Expenses.....................................................................    418,464
                    Less expenses reimbursable by John Hancock Advisers, Inc. - Note B.................   (254,219)
                                                                                                         ---------
                    Net Expenses.......................................................................    164,245
                    ----------------------------------------------------------------------------------------------
                    Net Investment Income..............................................................     10,619
                    ----------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized loss on investments sold................................................................   (534,486)
  Net realized loss on foreign currency transactions...................................................    (29,195)
  Change in net unrealized appreciation/depreciation of investments....................................     42,840
  Change in net unrealized appreciation/depreciation of foreign currency transactions..................      3,248
                                                                                                         ---------
                    Net Realized and Unrealized Loss on Investments and Foreign Currency Transactions..   (517,593)
                    ----------------------------------------------------------------------------------------------
                    Net Decrease in Net Assets Resulting from Operations...............................  $(506,974)
                    ==============================================================================================


THE STATEMENT OF OPERATIONS SUMMARIZES THE FUND'S INVESTMENT INCOME EARNED AND EXPENSES INCURRED IN OPERATING THE FUND. IT ALSO SHOWS NET GAINS (LOSSES) FOR THE PERIOD STATED.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                     John Hancock Funds - International Fund

STATEMENT OF CHANGES IN NET ASSETS
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  FOR THE PERIOD
                                                                                                                 JANUARY 3, 1994
                                                                                               YEAR ENDED         (COMMENCEMENT
                                                                                               OCTOBER 31,      OF OPERATIONS) TO
                                                                                                  1995          OCTOBER 31, 1994
                                                                                               ----------       -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income....................................................................    $   10,619          $   31,295
  Net realized gain (loss) on investments sold and foreign currency transactions...........      (563,681)             26,883
  Change in net unrealized appreciation/depreciation of investments and foreign currency
    transactions...........................................................................        46,088             232,519
                                                                                               ----------          ----------
   Net Increase (Decrease) in Net Assets Resulting from Operations.........................      (506,974)            290,697
DISTRIBUTIONS TO SHAREHOLDERS:
  Dividends from net investment income
   Class A - ($0.0268 and none per share, respectively)....................................       (14,822)              --
  Distributions from net realized gain on investments sold
   Class A - ($0.0512 and none, respectively)..............................................       (28,343)              --
   Class B - ($0.0512 and none, respectively)..............................................       (25,719)              --
                                                                                               ----------          ----------
     Total Distributions to Shareholders...................................................       (68,884)              --
                                                                                               ----------          ----------

FROM FUND SHARE TRANSACTIONS-- NET*........................................................       407,315           7,582,809
                                                                                               ----------          ----------

NET ASSETS:
  Beginning of period......................................................................     8,373,506               --
  Initial investment by John Hancock Advisers, Inc. - Note A...............................         --               500,000

                                                                                               ----------          ----------
  End of period (including undistributed net investment income of none and $14,822,
     respectively).........................................................................    $8,204,963          $8,373,506
                                                                                               ==========          ==========

* ANALYSIS OF FUND SHARE TRANSACTIONS:

                                                                             YEAR ENDED         FOR THE PERIOD JANUARY 3, 1994
                                                                             OCTOBER 31,         (COMMENCEMENT OF OPERATIONS)
                                                                                1995                TO OCTOBER 31, 1994
                                                                       ----------------------    -----------------------------
                                                                        SHARES       AMOUNT       SHARES             AMOUNT
                                                                       --------   -----------     -------          ----------
CLASS A
  Shares sold........................................................   284,149   $ 2,274,882     535,016          $4,456,147
  Shares issued to shareholders in reinvestment of distributions.....     4,863        38,128        --                --
                                                                       --------   -----------     -------          ----------
                                                                        289,012     2,313,010     535,016           4,456,147
  Less shares repurchased............................................  (282,754)   (2,241,182)    (82,060)           (683,928)
  Initial Investment by John Hancock Advisers, Inc. - Note A.........     --           --          58,824             500,000
                                                                       --------   -----------     -------          ----------
  Net increase.......................................................     6,258   $    71,828     511,780          $4,272,219
                                                                       ========   ===========     =======          ==========
CLASS B
  Shares sold........................................................   255,410   $ 2,065,161     512,942          $4,260,033
  Shares issued to shareholders in reinvestment of distributions.....     2,888        22,582        --                --
                                                                       --------   -----------     -------          ----------
                                                                        258,298     2,087,743     512,942           4,260,033
  Less shares repurchased............................................  (221,662)   (1,752,256)    (54,228)           (449,443)
                                                                       --------   -----------     -------          ----------
  Net increase.......................................................    36,636   $   335,487     458,714          $3,810,590
                                                                       ========   ===========     =======          ==========


                       SEE NOTES TO FINANCIAL STATEMENTS.

                             FINANCIAL STATEMENTS

                     John Hancock Funds - International Fund

FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the period indicated, investment returns, key ratios and supplemental data are listed as follows:
------------------------------------------------------------------------------------------------------------------------
                                                                             YEAR ENDED   FOR THE PERIOD JANUARY 3, 1994
                                                                             OCTOBER 31,   (COMMENCEMENT OF OPERATIONS)
                                                                                1995           TO OCTOBER 31, 1994
                                                                             -----------  ------------------------------
CLASS A
PER SHARE OPERATING PERFORMANCE
  Net Asset Value, Beginning of Period.....................................    $ 8.65                $ 8.50
                                                                               ------                ------
  Net Investment Income....................................................      0.04                  0.07(b)
  Net Realized and Unrealized Gain (Loss) on Investments and Foreign
    Currency Transactions                                                       (0.47)                 0.08
                                                                               ------                ------
   Total from Investment Operations........................................     (0.43)                 0.15
                                                                               ------                ------
  Less Distributions:
  Dividends from Net Investment Income.....................................     (0.03)                 --
  Distributions from Net Realized Gain on Investments Sold and Foreign
     Currency Transactions                                                      (0.05)                 --
                                                                               ------                ------
   Total Distributions.....................................................     (0.08)                 --
                                                                               ------                ------
  Net Asset Value, End of Period...........................................    $ 8.14                $ 8.65
                                                                               ======                ======
  Total Investment Return at Net Asset Value (c)...........................     (4.96%)                1.77%(d)
  Total Adjusted Investment Return at Net Asset Value (c)(e)...............     (8.12%)               (0.52%)(d)

RATIOS AND SUPPLEMENTAL DATA
  Net Assets, End of Period (000's omitted)................................    $4,215                $4,426
  Ratio of Expenses to Average Net Assets **...............................      1.64%                 1.50%*
  Ratio of Adjusted Expenses to Average Net Assets (a).....................      4.80%                 3.79%*
  Ratio of Net Investment Income to Average Net Assets.....................      0.56%                 1.02%*
  Ratio of Adjusted Net Investment Loss to Average Net Assets (a)..........     (2.60%)               (1.27%)*
  Portfolio Turnover Rate..................................................        69%                   50%
  ** Expense Reimbursement Per Share.......................................    $ 0.25(b)             $ 0.16(b)


THE FINANCIAL HIGHLIGHTS SUMMARIZES THE IMPACT OF THE FOLLOWING FACTORS ON A SINGLE SHARE FOR THE PERIOD INDICATED: THE NET INVESTMENT INCOME, AND TOTAL INVESTMENT RETURN OF THE FUND. IT SHOWS HOW THE FUND'S NET ASSET VALUE FOR A SHARE HAS CHANGED SINCE THE COMMENCEMENT OF OPERATIONS. ADDITIONALLY, IMPORTANT RELATIONSHIPS BETWEEN SOME ITEMS PRESENTED IN THE FINANCIAL STATEMENTS ARE EXPRESSED IN RATIO FORM.


                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                     John Hancock Funds - International Fund

FINANCIAL HIGHLIGHTS (continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                        YEAR ENDED    FOR THE PERIOD JANUARY 3, 1994
                                                                                        OCTOBER 31,    (COMMENCEMENT OF OPERATIONS)
                                                                                           1995           TO OCTOBER 31, 1994
                                                                                        -----------   ------------------------------
CLASS B
PER SHARE OPERATING PERFORMANCE
  Net Asset Value, Beginning of Period...............................................     $ 8.61                 $ 8.50
                                                                                         ------                 ------
  Net Investment Income (Loss).......................................................     (0.03)                  0.02(b)
  Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
    Transactions.....................................................................     (0.48)                  0.09
                                                                                        ------                  ------
   Total from Investment Operations..................................................     (0.51)                  0.11
                                                                                         ------                 ------
  Less Distributions:
  Distributions from Net Realized Gain on Investments Sold and Foreign Currency
     Transactions....................................................................     (0.05)                  --
                                                                                         ------                 ------
  Net Asset Value, End of Period.....................................................    $ 8.05                 $ 8.61
                                                                                         ======                 ======
  Total Investment Return at Net Asset Value (c).....................................     (5.89%)                 1.29%(d)
  Total Adjusted Investment Return at Net Asset Value (c)(e).........................     (9.05%)                (1.00%)(d)

RATIOS AND SUPPLEMENTAL DATA
  Net Assets, End of Period (000's omitted)..........................................    $3,990                 $3,948
  Ratio of Expenses to Average Net Assets **.........................................      2.52%                  2.22%*
  Ratio of Adjusted Expenses to Average Net Assets (a)...............................      5.68%                  4.51%*
  Ratio of Net Investment Income (Loss) to Average Net Assets........................     (0.37%)                 0.31%*
  Ratio of Adjusted Net Investment Loss to Average Net Assets (a)....................     (3.53%)                (1.98%)*
  Portfolio Turnover Rate............................................................        69%                    50%
  ** Expense Reimbursement Per Share.................................................    $ 0.25(b)              $ 0.16(b)

  * On an annualized basis.
(a) On an unreimbursed basis.
(b) On average month end shares outstanding.
(c) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.
(d) Not annualized.
(e) An estimated total return calculation which takes into consideration fees and expenses waived or borne by the Adviser during the periods shown.


                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                    John Hancock Funds - International Fund

THE SCHEDULE OF INVESTMENTS IS A COMPLETE LIST OF ALL SECURITIES OWNED BY THE INTERNATIONAL FUND ON OCTOBER 31, 1995. IT'S DIVIDED INTO THREE MAIN CATEGORIES:
COMMON STOCKS, BONDS AND SHORT-TERM INVESTMENTS. COMMON STOCKS AND BONDS ARE FURTHER BROKEN DOWN BY COUNTRY. SHORT-TERM INVESTMENTS, WHICH REPRESENT THE FUND'S "CASH" POSITION, ARE LISTED LAST.

SCHEDULE OF INVESTMENTS
October 31, 1995
--------------------------------------------------------------------------------
                                                                         MARKET
ISSUER, DESCRIPTION                                 NUMBER OF SHARES      VALUE
-------------------                                 ----------------      -----
COMMON STOCKS
AUSTRALIA (7.46%)
  Amcor Ltd. (Paper) .............................        15,000      $  112,432
  Broken Hill Proprietary Co., Ltd. ..............
   (Diversified Operations) ......................         9,350         126,632
  Newcrest Mining Ltd. ...........................
   (Gold Mining & Products) ......................        20,000*         82,267
  News Corp. Ltd. (The) (Publishing) .............        29,900         150,776
  Western Mining Corp. Holdings Ltd. .............
   (Metal Processing & Products) .................        21,875         140,301
                                                                      ----------
                                                                         612,408
                                                                      ----------
CHILE (2.21%)
  Santa Isabel S.A., American Depositary
   Receipts (ADR) (Retail)** .....................         8,000*        181,000
                                                                      ----------
DENMARK (2.22%)
  Tele Danmark AS
   (ADR) (Telecommunications) ....................         3,500*        182,559
                                                                      ----------
FINLAND (2.80%)
  Metra AB (Machinery) ...........................         2,000*         86,637
  Nokia AB (Telecommunications) ..................         2,500*        143,022
                                                                      ----------
                                                                         229,659
                                                                      ----------
FRANCE (4.61%)
  LVMH Moet Henessey Louis Vuitton
   (Beverages) ...................................           780         155,199
  Renault SA (ADR) (Automobile/Trucks)**(R) ......         3,000*         93,000
  Societe Centrale Union des Assurances
   de Paris (Insurance) ..........................         5,000         129,854
                                                                      ----------
                                                                         378,053
                                                                      ----------
GERMANY (4.01%)
  Bayer AG (Chemicals) ...........................           400         106,394
  Bayerische Motoren Werke AG
   (Automobile/Trucks) ...........................           200*        107,275
  Mannesmann AG (Diversified Operations) .........           350*        115,200
                                                                      ----------
                                                                         328,869
                                                                      ----------
HONG KONG (8.51%)
  Cheung Kong (Holdings) Ltd. (Real Estate) ......        20,000         112,783
  CITIC Pacific Ltd. (Diversified Operations) ....        45,000         140,558
  HSBC Holdings Ltd. (Banks) .....................         7,800         113,494
  Hutchison Whampoa Ltd. .........................
   (Diversified Operations) ......................        22,000         121,215
  Swire Pacific Ltd. (Diversified Operations) ....        14,500         108,773
  Wharf Holdings Ltd. (Diversified Operations) ...        30,000*     $  101,271
                                                                      ----------
                                                                         698,094
                                                                      ----------
INDONESIA (1.46%)
  PT Tambang Timah, Global Depositary Receipts
   (Metal Processing & Products)**  ..............        10,000*        120,250
                                                                      ----------
ITALY (1.68%)
  Banca Commerciale Italiana S.p.A. (Banks) ......        40,000*         77,917
  Olivetti & C. S.p.A. (Computers)** .............        80,000*         59,724
                                                                      ----------
                                                                         137,641
                                                                      ----------
JAPAN (15.84%)
  Fanuc Ltd. (Machinery) .........................         3,000*        129,918
  Fujisawa Pharmaceutical Co., Ltd. (Drugs) ......        20,000*        194,731
  Itochu Corp. (Diversified Operations) ..........        15,000          88,861
  Jusco Co., Ltd. (Retail) .......................         6,000         140,769
  Matsushita Electric Industrial Co., Ltd. .......
   (Electronics) .................................        10,000         141,747
  Nippon Television Network Corp. ................
   (Broadcasting) ................................           500*        119,263
  Oki Electric Industry Co., Ltd. ................
   (Telecommunications)** ........................        10,000*         92,575
  Sanwa Bank Ltd. (Banks) ........................         6,000*        102,058
  Sony Corp. (Electronics) .......................         3,000         134,904
  TDK Corp. (Electronics) ........................         3,000*        154,553
                                                                      ----------
                                                                       1,299,379
                                                                      ----------
Malaysia (2.92%)
  Resorts World Berhad (Leisure & Recreation) ....        30,000         146,399
  United Engineers Berhad (Engineering) ..........        15,000*         93,270
                                                                      ----------
                                                                         239,669
                                                                      ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                    John Hancock Funds - International Fund

                                                                         MARKET
ISSUER, DESCRIPTION                                 NUMBER OF SHARES      VALUE
-------------------                                 ----------------      -----
MEXICO (0.87%)
  Telefonos de Mexico S.A. de C.V. (ADR)
   (Telecommunications) ..........................        2,600       $   71,500
                                                                      ----------
NETHERLANDS (4.00%)
  Koninklijke P.T.T. Nederland
   (Telecommunications) ..........................        4,000*         140,702
  Polygram N.V. (ADR)(Audio/Video)  ..............        3,000          187,286
                                                                      ----------
                                                                         327,988
                                                                      ----------
NEW ZEALAND (2.61%)
  Carter Holt Harvey Ltd. (Paper) ................       46,200          110,399
  Telecom Corporation of New Zealand
   (Telecommunications) ..........................       25,000          103,802
                                                                      ----------
                                                                         214,201
                                                                      ----------
NORWAY (1.89%)
  Orkla AS (Diversified Operations) ..............        3,000*         155,131
                                                                      ----------
PAKISTAN (0.23%)
  Crescent Textile Mills (Textile)** .............       25,127           18,910
                                                                      ----------
SINGAPORE (6.39%)
  Fraser & Neave Ltd. ............................
   (Diversified Operations) ......................       12,000          141,826
  Hongkong Land Holdings Ltd. ....................
   (Real Estate) .................................       45,000           81,000
  Jardine Matheson Holdings Ltd. .................
   (Diversified Operations) ......................       10,000*          61,000
  Keppel Corp. (Diversified Operations) ..........       18,000          147,771
  United Overseas Bank Ltd. (Banks) ..............       10,600*          93,022
                                                                      ----------
                                                                         524,619
                                                                      ----------
SPAIN (1.45%)
  Repsol SA (Oil & Gas) ..........................        4,000          119,454
                                                                      ----------
SWEDEN (5.40%)
  Atlas Copco AB (Machinery) .....................        6,250           94,589
  Hennes & Mauritz AB (Retail) ...................        2,000*         130,711
  Investor AB (Diversified Operations) ...........        2,500*          89,036
  Telefonaktiebolaget (LM) Ericsson
   (Telecommunications) ..........................        6,050          128,460
                                                                      ----------
                                                                         442,796
                                                                      ----------
SWITZERLAND (5.32%)
  BBC Brown Boveri AG (Engineering) ..............          750          169,118
  Ciba-Geigy AG (Drugs) ..........................          200          173,170
  SMH AG (Leisure & Recreation) ..................          700*          94,028
                                                                      ----------
                                                                         436,316
                                                                      ----------
THAILAND (1.68%)
  Bangkok Bank (Banks) ...........................        9,000*          92,986
  Italian-Thai Development Public Co., Ltd. ......
   (Construction) ................................        4,000*          45,142
                                                                      ----------
                                                                         138,128
                                                                      ----------
United Kingdom (9.34%)
  Carlton Communications PLC (Broadcasting) ......       10,000       $  152,332
  Dixons Group PLC (Retail) ......................       35,000*         211,937
  Glaxo Wellcome PLC (Drugs) .....................       15,000*         202,293
  Reed International PLC (Publishing) ............        7,000*         106,466
  Thorn EMI PLC (Leisure & Recreation) ...........        4,000           93,154
                                                                      ----------
                                                                         766,182
                                                                      ----------
                               TOTAL COMMON STOCKS
                                 (Cost $7,337,029)      (92.90%)       7,622,806
                                                         ------       ----------

                                       INTEREST       PAR VALUE
                                         RATE      (000'S OMITTED)
                                         ----      ---------------
BONDS
PERU (0.52%)
  Tele 2000 S.A.
   (Telecommunications)
   Conv. Note 04-14-97 (R).........     9.750%        $    50             43,000
                                                      -------
                        TOTAL BONDS
                     (Cost $50,000)                    (0.52%)            43,000
                                                      -------          ---------

SHORT-TERM INVESTMENTS
JOINT REPURCHASE AGREEMENT (7.89%)
  Investment in a joint repurchase
   agreement transaction with
   SBC Capital Markets Inc. -
   Dated 10-31-95, Due 11-01-95
   (secured by U.S. Treasury Bond,
   8.75% Due 05-15-17, and by
   U.S. Treasury Note, 5.75%
   Due 09-30-97) Note A............     5.890             647            647,000
                                                                       ---------
       TOTAL SHORT-TERM INVESTMENTS                    (7.89%)           647,000
                                                      -------          ---------
                  TOTAL INVESTMENTS                  (101.31%)         $8,312,806
                                                      =======          =========

  * Securities, other than short-term investments, newly added to the portfolio during the year ended October 31, 1995.
 ** Non-income producing security.
(R) Security is exempt from registration under rule 144A of the Securities
    Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. See Note A of the Notes to Financial Statements for valuation policy. Rule
    144A securities amounted to $136,000 as of October 31, 1995.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                    John Hancock Funds - International Fund

INDUSTRY DIVERSIFICATION (UNAUDITED)
--------------------------------------------------------------------------------
THE FUND PRIMARILY INVESTS IN SECURITIES ISSUED BY COMPANIES OF OTHER COUNTRIES. THE PERFORMANCE OF THE FUND IS CLOSELY TIED TO THE ECONOMIC CONDITIONS WITHIN THE COUNTRIES IT INVESTS. THE CONCENTRATION OF INVESTMENTS BY COUNTRY FOR INDIVIDUAL SECURITIES HELD BY THE FUND IS SHOWN IN THE SCHEDULE OF INVESTMENTS. IN ADDITION, THE CONCENTRATION OF INVESTMENTS CAN BE AGGREGATED BY VARIOUS INDUSTRY GROUPS. THE TABLE BELOW SHOWS THE PERCENTAGES OF THE FUND'S INVESTMENTS AT OCTOBER 31, 1995 ASSIGNED TO THE VARIOUS INVESTMENT CATEGORIES.

                                                 MARKET VALUE OF SECURITIES AS A
INVESTMENT CATEGORIES                                 % OF FUND NET ASSETS
Audio/Video....................................                2.28%
Automobile/Trucks..............................                2.44
Banks..........................................                5.84
Beverages......................................                1.89
Broadcasting...................................                3.31
Chemicals......................................                1.30
Computers......................................                0.73
Construction...................................                0.55
Diversified Operations.........................               17.03
Drugs..........................................                6.95
Electronics....................................                5.25
Engineering....................................                3.20
Gold Mining & Products.........................                1.00
Insurance......................................                1.58
Leisure & Recreation...........................                4.07
Machinery......................................                3.79
Metal Processing & Products....................                3.17
Oil & Gas......................................                1.46
Paper..........................................                2.72
Publishing.....................................                3.13
Real Estate....................................                2.36
Retail.........................................                8.10
Telecommunications.............................               11.04
Textile........................................                0.23
Short-Term Investments.........................                7.89
                                                             ------
                              TOTAL INVESTMENTS              101.31%
                                                             ======

                       SEE NOTES TO FINANCIAL STATEMENTS.

                          NOTES TO FINANCIAL STATEMENTS

                     John Hancock Funds - International Fund

NOTE A --
ACCOUNTING POLICIES

Freedom Investment Trust II (the "Trust") is an open-end management investment company, registered under the Investment Company Act of 1940. The Trust consists of five series portfolios: John Hancock International Fund (the "Fund"), John Hancock Global Fund, John Hancock Global Income Fund, John Hancock Special Opportunities Fund, and John Hancock Short-Term Strategic Income Fund. Prior to January 1, 1995, John Hancock International Fund was known as John Hancock Freedom International Fund, John Hancock Global Fund was known as John Hancock Freedom Global Fund and John Hancock Global Income Fund was known as John Hancock Freedom Global Income Fund.

   The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A and Class B shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemption, dividends, and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission. Shareholders of a class which bears distribution/service expenses under the terms of a distribution plan, have exclusive voting rights regarding such distribution plan. Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt instruments maturing within 60 days are valued at amortized cost which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign Currency Translation" below.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly-owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of pur chase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes and are accrued, as applicable.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $531,550 of capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. If such carryforwards are used by the Fund, no capital gain distributions will be made. The carryforward expires October 31, 2003. For federal income tax purposes, net currency exchange gains and losses for sales of foreign debt securities must be treated as ordinary income even though such items are gains and losses for accounting purposes.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes which are accrued as applicable.

    The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax

                         NOTES TO FINANCIAL STATEMENTS

                     John Hancock Funds - International Fund

regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class as explained previously.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Funds.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are calculated at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution/service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Fund may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked-to-market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Fund's daily net assets. The Fund records realized gains and losses at the time the forward foreign currency contract is closed out or offset by a matching contract. Risks may arise upon entering these contracts from potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The Fund may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk other than that offset by the currency amount of the underlying transaction.

   There were no open forward foreign currency exchange contracts at October 31, 1995.

FOREIGN CURRENCY TRANSLATION All assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 p.m., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain/loss on investments are translated at the rates prevailing at the dates of the transactions.

   The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

DEFERRED ORGANIZATION EXPENSES Expenses incurred in connection with the organization of the Fund have been capitalized and are being charged to the Fund's operations ratably over a five-year period that began with the commencement of investment operations of the Fund.

NOTE B --
MANAGEMENT FEE AND
TRANSACTIONS WITH AFFILIATES AND OTHERS

The Adviser is solely responsible for advising the Fund with respect to investments in the United States and Canada. The Fund and the Adviser also have a sub-investment management contract with John Hancock Advisers International Limited (the "Sub-Adviser"), a wholly-owned subsidiary of the Adviser, under which the Sub-Adviser,

                         NOTES TO FINANCIAL STATEMENTS

                    John Hancock Funds - International Fund

subject to the review of the Trustees and overall supervision of the Adviser, provides the Fund with investment management services and advice with respect to the portion of the Fund's assets invested in countries other than the United States and Canada.

   Under the present investment management contract, the Fund pays a monthly management fee to the Adviser, for a continuous investment program equivalent, on an annual basis, to the sum of (a) 1.00% of the first $250,000,000 of the Fund's average daily net asset value, (b) 0.80% of the next $250,000,000, (c) 0.75% of the next $250,000,000 and (d) 0.625% of the Fund's average daily net asset value in excess of $750,000,000. The Adviser pays the Sub-Adviser a fee equivalent, on an annual basis to the sum of (a) 0.70% of the first $200,000,000 of the Fund's average daily net asset value and (b) 0.6375% of the Fund's average daily net asset value in excess of $200,000,000. The Fund is not responsible for payment of the Sub-Adviser's fee.

   In the event normal operating expenses of the Fund, exclusive of certain expenses prescribed by state law, are in excess of the most restrictive state limit where the Fund is registered to sell shares of beneficial interest, the fee payable to the Adviser will be reduced to the extent of such excess, and the Adviser will make additional arrangements necessary to eliminate any remaining excess expenses. The current limits are 2.5% of the first $30,000,000 of the Fund's average daily net asset value, 2.0% of the next $70,000,000, and 1.5% of the remaining average daily net asset value.

   The Adviser has agreed to limit Fund expenses, including the management fee (but not including the transfer agent fee and the 12b-1 fee), to 0.90% of the Fund's average daily net assets. Accordingly, the reduction in the Adviser's fee amounted to $254,219 for the period ended October 31, 1995. The Adviser reserves the right to terminate this reduction in the future.

   The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly-owned subsidiary of the Adviser. Prior to January 1, 1995, JH Funds was known as John Hancock Broker Distribution Services, Inc. For the period ended October 31, 1995, JH Funds received net sales charges of $21,905 with regard to sales of Class A shares. Out of this amount, $3,910 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $3,174 was paid as sales commissions to unrelated broker-dealers and $14,821 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), Tucker Anthony, Incorporated ("Tucker Anthony") and Sutro & Co., Inc. ("Sutro"). The Adviser's indirect parent, John Hancock Mutual Life Insurance Company, is the indirect sole shareholder of Distributors and John Hancock Freedom Securities Corporation and its subsidiaries which include Tucker Anthony and Sutro.

   Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended October 31, 1995, contingent deferred sales charges received by JH Funds amounted to $27,200.

   In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted a Distribution Plan with respect to Class A and Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds, for distribution and service expenses at an annual rate not to exceed 0.30% of the Fund's average daily net assets attributable to Class A shares and 1.00% of the Fund's average daily net assets attributable to Class B shares to reimburse JH Funds for its distribution/service costs. Up to a maximum of 0.25% of these payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

   The Fund has a transfer agent agreement with John Hancock Investor Services Corporation ("Investor Services"), a wholly-owned subsidiary of The Berkeley Financial Group. Prior to January 1, 1995, Investor Services was known as John Hancock Fund Services, Inc.

                         NOTES TO FINANCIAL STATEMENTS

                    John Hancock Funds - International  Fund

   Prior to January 1, 1995, the Fund paid Investor Services a monthly transfer fee equivalent, on an annual basis, to 0.30% and 0.32% of the average daily net asset value of Class A and Class B shares of the Fund, respectively, plus out-of-pocket expenses incurred by Fund Services on behalf of the Fund. For the period January 1, 1995 and through September 30, 1995 Class A and Class B shares paid transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses. For the eleven months ended September 30, 1995 the transfer agent expense, calculated as a class specific expense was $17,261 for Class A and $18,620 for Class B, respectively. Effective October 1, 1995 transfer agent expense is being treated as a fund expenses based on the number of shareholder accounts in the Fund and certain out-of-pocket expenses.

   Edward J. Boudreau, Jr. is a director and officer of the Adviser, and its affiliates, as well as a Trustee of the Fund. The Adviser owns 58,824 Class A shares of beneficial interest of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. Effective with the fees paid for 1995, the unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund will make investments into other John Hancock Funds, as applicable, to cover its liability as regards to the deferred compensation. Investments to cover the Fund's deferred compensation liability will be recorded on the Fund's books as an other asset. The deferred compensation liability will be marked to market on a periodic basis and income earned by the investment will be recorded on the Fund's books.

NOTE C --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the period ended October 31, 1995 aggregated $5,835,294 and $5,282,495, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the period ended October 31, 1995.

   The cost of investments owned at October 31, 1995 for federal income tax purposes was $8,034,029. Gross unrealized appreciation and depreciation of investments aggregated $728,075 and $449,298, respectively, resulting in net unrealized appreciation of $278,777.

NOTE D --
RECLASSIFICATION OF CAPITAL ACCOUNTS

During the year ended October 31, 1995, the Fund has reclassified amounts to reflect a decrease in accumulated net realized loss on investments of $32,130, a decrease in undistributed net investment income of $10,619 and a decrease in capital paid-in of $21,511. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of October 31, 1995. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles.

                     John Hancock Funds - International Fund

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders of John Hancock International Fund and the Trustees of Freedom Investment Trust II

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock International Fund (the "Fund") (formerly known as John Hancock Freedom International Fund) (a portfolio of Freedom Investment Trust II) at October 31, 1995, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1995 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.



Price Waterhouse LLP
Boston, Massachusetts
December 18, 1995


TAX INFORMATION NOTICE (UNAUDITED)

For Federal Income Tax purposes, the following information is furnished with respect to the distributions of the Fund for its fiscal year ended October 31, 1995.

   With respect to the Fund's ordinary taxable income for the fiscal year ended October 31, 1995, 100% of the dividends qualify for the corporate dividends received deduction.

   Shareholders will receive a 1995 U.S. Treasury Department Form 1099-DIV in January of 1996. This will reflect the total of all distributions which are taxable for the calendar year 1995.

JOHN HANCOCK

SHORT-TERM STRATEGIC INCOME FUND

Investment Adviser

John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

Principal Distributor

John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

Custodian


State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

Transfer Agent


John Hancock Investor Services Corporation
P.O. Box 9116
Boston, Massachusetts 02205-9116

Independent Auditor

Price Waterhouse LLP
160 Federal Street
Boston, Massachusetts 02110

HOW TO OBTAIN INFORMATION
ABOUT THE FUNDS

For: Service Information
     Telephone Exchange call 1-800-225-5291
     Invest-by-Phone
     Telephone Redemption

For: TDD call 1-800-554-6713

JHD-3200P 3-96 EPrinted on Recycled Paper


JOHN HANCOCK
SHORT-TERM STRATEGIC
INCOME FUND

A mutual fund seeking a high level of
current income.

Class A and Class B Shares


Prospectus
March 1, 1996


101 Huntington Avenue
Boston, Massachusetts 02199-7603
Telephone 1-800-225-5291

John Hancock
Short-Term Strategic
Income Fund
Class A and Class B Shares
Prospectus
March 1, 1996



TABLE OF CONTENTS

                                                Page
                                               -------
Expense Information                               2
The Fund's Financial Highlights                   3
Investment Objective and Policies                 4
Organization and Management of the Fund           9
Alternative Purchase Arrangements                10
The Fund's Expenses                              12
Dividends and Taxes                              12
Performance                                      13
How to Buy Shares                                14
Share Price                                      15
How to Redeem Shares                             21
Additional Services and Programs                 23

This Prospectus sets forth information about John Hancock Short-Term Strategic Income Fund (the "Fund"), a non-diversified series of Freedom Investment Trust II (the "Trust"), that you should know before investing. Please read and retain it for future reference.


Additional information about the Fund has been filed with the Securities and Exchange Commission (the "SEC"). You can obtain a copy of the Fund's Statement of Additional Information, dated March 1, 1996, and incorporated by reference into this Prospectus, free of charge by writing or telephoning:
John Hancock Investor Services Corporation, P.O. Box 9116, Boston, Massachusetts 02205-9116, 1-800-225-5291 (1-800-554-6713 TDD).


Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, and the shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

THE FUND MAY INVEST UP TO 67% OF ITS ASSETS IN LOWER RATED BONDS, COMMONLY KNOWN AS "JUNK BONDS," THAT ENTAIL GREATER RISKS, INCLUDING DEFAULT RISKS, THAN THOSE FOUND IN HIGHER RATED SECURITIES. INVESTORS SHOULD CAREFULLY CONSIDER THESE RISKS BEFORE INVESTING. SEE "INVESTMENT OBJECTIVE AND POLICIES, P. 4."

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

EXPENSE INFORMATION


The purpose of the following information is to help you understand the various fees and expenses you will bear, directly or indirectly, when you purchase Fund shares. The operating expenses included in the table and hypothetical example below are based on actual fees and expenses for the Class A and Class B shares of the Fund for the fiscal year ended October 31, 1995 adjusted to reflect certain current fees and expenses. Actual fees and expenses may be greater or less than those indicated.

                                       Class A     Class B
                                        Shares     Shares
                                        -------   ---------
Shareholder Transaction Expenses
Maximum sales charge imposed on
  purchases (as a percentage of
  offering price)                        3.00%       None
Maximum sales charge imposed on
  reinvested dividends                   None        None
Maximum deferred sales charge            None*       3.00%
Redemption fee+                          None        None
Exchange fee                             None        None
Annual Fund Operating Expenses
  (As a percentage of average net
  assets)
Management fee                           0.65%      0.65%
12b-1 fee**                              0.30%      1.00%
Other expenses                           0.42%      0.42%
Total Fund operating expenses            1.37%      2.07%

 *No sales charge is payable at the time of purchase on investments in Class
  A shares of $1 million or more, but for these investments a contingent deferred sales charge of up to 1.00% may be imposed, as described under the caption "Share Price," in the event of certain redemption transactions within one year of purchase.


**The amount of the 12b-1 fee used to cover service expenses will be up to 0.25% of the Fund's average daily net assets, and the remaining portion will be used to cover distribution expenses. See "The Fund's Expenses."

 +Redemption by wire fee (currently $4.00) not included.

                                                  1      3        5        10
                  Example:                     Year   Years    Years     Years
You would pay the following expenses for the
  indicated period of years on a
  hypothetical $1,000 investment assuming 5%
  annual return:
  Class A shares                                $44     $72     $103     $190
  Class B shares
  --Assuming complete redemption at end of
    period                                      $51     $85     $111     $198
  --Assuming no redemption                      $21     $65     $111     $198

The example should not be considered as a representation of past or future expenses or future investment returns. Actual expenses may be greater or less than those shown.)

The Fund's payment of a distribution fee may result in a long-term shareholder indirectly paying more than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Rules of Fair Practice.

The management and 12b-1 fees referenced above are more fully explained in this Prospectus under the caption "The Fund's Expenses" and in the Statement of Additional Information under the captions "Investment Advisory and Other Services" and "Distribution Contracts."

THE FUND'S FINANCIAL HIGHLIGHTS


The following table of Financial Highlights has been audited by Price Waterhouse LLP, the Fund's independent accountants, whose unqualified report is included in the Fund's 1995 Annual Report and is included in the Fund's Statement of Additional Information. Further information about the performance of the Fund is contained in the Fund's Annual Report to shareholders which may be obtained free of charge by writing or telephoning John Hancock Investor Services Corporation ("Investor Services"), at the address or telephone number listed on the front page of this Prospectus. Selected data for each class of shares outstanding throughout each period indicated are as follows:


                                                     Year Ended October 31,
                                       ---------------------------------------------------
CLASS A                                 1995      1994       1993     1992(a)     1991(b)
                                        ------    ------    -------    -------   ---------
Per Share Operating Performance
 Net Asset Value, Beginning of
  Period                               $ 8.47    $ 9.12     $ 9.32     $ 9.86
                                         ----      ----      -----      -----
 Net Investment Income                   0.77**    0.76**     0.83**     0.65
 Net Realized and Unrealized Loss
  on Investments
   and Foreign Currency
  Transactions                          (0.06)    (0.53)     (0.20)     (0.55)
                                         ----      ----      -----      -----
  Total from Investment Operations       0.71      0.23       0.63       0.10
                                         ----      ----      -----      -----
 Less Distributions:
 Dividends from Net Investment
  Income                                (0.61)    (0.62)     (0.83)     (0.64)
 Distributions in Excess of Net
  Investment Income                     --        (0.04)      --         --
 Distributions in Excess of Net
  Realized Gain on Investments Sold     --        (0.12)      --         --
 Distribution from Capital Paid-in      (0.16)    (0.10)      --         --
                                         ----      ----      -----      -----
  Total Distributions                   (0.77)    (0.88)     (0.83)     (0.64)
                                         ----      ----      -----      -----
 Net Asset Value, End of Period        $ 8.41    $ 8.47     $ 9.12     $ 9.32
                                         ====      ====      =====      =====
 Total Investment Return at Net
  Asset Value (c)                        8.75%     2.64%      6.78%      1.16%*
                                         ----      ----      -----      -----
Ratios and Supplemental Data
 Net Assets, End of Period (000's
  omitted)                            $16,997   $13,091    $11,130    $20,468
 Ratio of Expenses to Average Net
  Assets                                 1.33%     1.26%      1.21%      1.37%*
 Ratio of Net Investment Income to
  Average Net Assets                     9.13%     8.71%      8.59%      8.09%*
 Portfolio Turnover Rate                  147%      150%       306%        86%
CLASS B
Per Share Operating Performance
 Net Asset Value, Beginning of
  Period                               $ 8.46    $ 9.11     $ 9.31     $10.01     $10.00
                                         ----      ----      -----      -----      -------
 Net Investment Income                   0.70**    0.70**     0.75**     0.87       0.76+
 Net Realized and Unrealized Gain
  (Loss) on Investments
   and Foreign Currency
  Transactions                          (0.06)    (0.53)     (0.20)     (0.80)      0.01
                                         ----      ----      -----      -----      -------
  Total from Investment Operations       0.64      0.17       0.55       0.07       0.77
                                         ----      ----      -----      -----      -------
 Less Distributions:
 Dividends from Net Investment
  Income                                (0.56)    (0.56)     (0.75)     (0.77)     (0.76)
                                         ----      ----      -----      -----      -------
 Distribution in Excess of Net
  Investment Income                       --      (0.04)      --         --         --
 Distributions in Excess of Net
  Realized Gain on Investments Sold       --      (0.12)      --         --         --
 Distribution from Capital Paid-in      (0.14)    (0.10)      --         --         --
                                         ----      ----      -----      -----      -------
  Total Distributions                   (0.70)    (0.82)     (0.75)     (0.77)     (0.76)
                                         ----      ----      -----      -----      -------
 Net Asset Value, End of Period        $ 8.40    $ 8.46     $ 9.11     $ 9.31     $10.01
                                         ====      ====      =====      =====      =======
 Total Investment Return at Net
  Asset Value                            7.97%     1.93%      5.98%      0.64%      8.85%*+
Ratios and Supplemental Data
 Net Assets, End of Period (000's
  omitted)                            $84,601   $98,390   $142,873   $236,059   $218,562
                                         ----      ----      -----      -----      -------
 Ratio of Expenses to Average Net
  Assets                                 2.07%     1.99%      2.01%      2.07%      1.89%*+
                                         ----      ----      -----      -----      -------
 Ratio of Net Investment Income to
  Average Net Assets                     8.40%     8.00%      7.81%      8.69%      8.72%*+
 Portfolio Turnover Rate                 1.47%      150%       306%        86%        22%

  * On an annualized basis.

 ** On average month end shares outstanding.


  + Reflects expense limitation in effect for the period ended October 31, 1991. As a result of such limitation, expenses for Class B shares reflect a reduction of $0.0039 per share. Absent of such reduction, for the year ended October 31, 1991 the ratio of expenses to average net assets would have been 1.93% and the ratio of net investment income to average net assets would have been 8.68%. Without the reimbursement, total investment return would have been 8.81%. This is an estimated total return calculation which takes into consideration fees and expenses waived or borne by the Adviser during the periods shown.


(a) Class A shares commenced operations on January 3, 1992.

(b) Class B shares commenced operations on December 28, 1990.


(c) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

INVESTMENT OBJECTIVES AND POLICIES

The investment objective of the
Fund is a high level of current
income.

The investment objective of the Fund is a high level of current income. The Fund will seek to achieve this objective by investing primarily in: (i) foreign government and corporate debt securities, (ii) U.S. Government securities and (iii) corporate debt securities of U.S. issuers. There is no fixed allocation among the types of securities listed above, and there can be no assurance that the Fund will achieve its investment objective.


The Fund may invest in all types of debt securities. The maximum average dollar weighted maturity of the Fund is three years. This maturity is calculated by including average maturities, prepayments, refunds, redemptions and call dates. The debt securities in which the Fund may invest include bonds, debentures, notes (including variable and floating rate instruments), preferred and preference stock, zero coupon bonds, payment-in-kind securities or increasing rate note securities. Under normal circumstances, the Fund's assets will be invested in each of the foregoing three sectors. This diversification among sectors allows the Fund to limit its exposure to any single sector. However, the Fund may invest up to 100% of its total assets in any one sector.

Time Deposits. These are non-negotiable bank deposits maintained for up to seven days at a stated interest rate. Time deposits may be withdrawn on demand, although early withdrawals may be subject to penalties.


The Fund may invest in debt obligations denominated in the U.S. dollar or in non-U.S. currencies issued or guaranteed by foreign corporations, certain supernational entities (such as the World Bank), and foreign governments (including political subdivisions having taxing authority) or their agencies or instrumentalities. The Fund may also invest in debt obligations issued by U.S. corporations denominated in non-U.S. currencies. No more than 25% of the Fund's total assets, at the time of purchase, will be invested in government securities of any one foreign country.


The Fund may invest in Government National Mortgage Association (Ginnie Mae), Federal National Mortgage Association (Fannie Mae) and Federal Home Mortgage Loan Corporation (Freddie Macs) mortgage-backed securities and other U.S. Government securities, including REMICs and CMOs representing ownership interests in mortgage pools. Certain U.S. Government securities, including U.S. treasury bills, notes and bonds, and Ginnie Maes, are supported by the full faith and credit of the United States or by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of Freddie Mac, and Fannie Mae. Ginnie Maes, Freddie Macs and Fannie Maes are mortgage-backed securities which provide monthly payments which are, in effect, a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. Collateralized Mortgage Obligations ("CMOs") in which the Fund may invest are securities issued by a U.S. Government instrumentality that are collateralized by a portfolio of mortgages or mortgage-backed securities. During periods of declining interest rates, principle and interest on mortgage-backed securities may be prepaid at faster than expected rates, with the proceeds of these prepayments being invested in lower-yielding securities. In this situation, mortgage-backed securities may be less effective at maintaining yields than traditional debt obligations of similar maturity. Conversely, in a rising interest rate environment, a declining prepayment rate will extend the average life of many mortgage-backed securities. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates.

The Fund may invest in fixed
income securities that are in the
lower ratings categories or are
unrated.

The Fund may invest in securities rated as low as B by Moody's Investors Service Inc. ("Moody's") or Standard & Poor's Ratings Group ("Standard & Poor's") (collectively, the "Rating Agencies"), but will maintain a dollar-weighted average portfolio quality rating of A by the Rating Agencies. The Fund may invest in unrated securities which, in the opinion of the Fund's investment adviser, John Hancock Advisers, Inc. (the "Adviser"), offer comparable yields and risks to rated securities.

Risk Factors Associated With Lower Rated Securities. Lower rated securities (rated lower than Baa by Moody's or BBB by Standard & Poor's), are sometimes referred to as junk bonds. See the Appendix attached to this Prospectus which describes the characteristics of the securities in the various ratings categories. The Fund is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the above-stated ratings. The credit ratings of the Rating Agencies, such as those ratings described here, may not be changed by the Rating Agencies in a timely fashion to reflect subsequent economic events. The credit ratings of securities do not reflect an evaluation of market risk. Debt obligations rated in the lower ratings categories, or which are unrated, involve greater volatility of price and risk of loss of principal and income. In addition, lower ratings reflect a greater possibility of an adverse change in financial condition affecting the issuer's ability to make payments of interest and principal. The market price and liquidity of lower rated fixed income securities generally respond more to short-term corporate and market developments than do those of higher rated securities, because these developments are perceived to have a more direct relationship to the ability of an issuer of lower rated securities to meet its ongoing debt obligations. The market prices of zero coupon and payment-in-kind bonds are affected to a greater extent by interest rate changes, and thereby tend to be more volatile than securities which pay interest periodically and in cash. Increasing rate note securities are typically refinanced by the issuers within a short period of time.

Reduced volume and liquidity in the high yield high risk bond market, or the reduced availability of market quotations, will make it more difficult to dispose of the bonds and to value accurately the Fund's assets. The reduced availability of reliable, objective data may increase the Fund's reliance on management's judgment in valuing high yield high risk bonds. In addition, the Fund's investments in high yield high risk securities may be susceptible to adverse publicity and investor perceptions, whether or not justified by fundamental factors. The Fund's investments, and consequently its net asset value, will be subject to the market fluctuations and risk inherent in all securities.

The Fund may employ certain
investment strategies to help
achieve its investment
objectives.

Securities of Foreign Issuers. Foreign companies may not be subject to accounting standards and government supervision comparable to those applicable to U.S. companies, and there is often less publicly available information about their operations. Foreign markets generally provide less liquidity than U.S. markets (and thus potentially greater price volatility), and typically provide fewer regulatory protections for investors. Foreign securities can also be affected by political or financial instability abroad. Additional costs could be incurred in connection with the Fund's international investment activities. Foreign brokerage commissions are generally higher than in the U.S. Expenses may also be incurred on currency exchanges when the Fund changes investments from one country to another. Increased custodian costs as well as administrative difficulties (such as the need to use foreign custodians) may be associated with the maintenance of assets in foreign jurisdictions.

These risks may be intensified in the case of investments in emerging markets or countries with limited or developing capital markets. These countries are located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. Security prices in these markets can be significantly more volatile than in more developed countries, reflecting the greater uncertainties of investing in less established markets and economies. Political, legal and economic structures in many of these emerging market countries may be undergoing significant evolution and rapid development, and they may lack the social, political, legal and economic stability characteristic of more developed countries. Emerging market countries may have failed in the past to recognize private property rights. They may have relatively unstable governments, present the risk of nationalization of business, restrictions of foreign ownership, or prohibitions or repatriation of assets, and may have less protection of property rights than more developed countries. Their economies may be predominately based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates or currency rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. The Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. Securities of issuers located in these countries may have limited marketability and may be subject to more abrupt or erratic price movements.


Foreign Currencies. Due to its investments in foreign securities, the Fund may hold a portion of its assets in foreign currencies. As a result, the Fund may enter into forward foreign currency contracts to protect against changes in foreign currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. Although hedging strategies might reduce the risk of loss due to a decline in the value of the hedged foreign currency, they may also limit any potential gain which might result from an increase in the value of that currency.


Participation Interests. The Fund may acquire participation interests in senior floating rate loans that are made primarily to U.S. and foreign companies. Participation interests, which may take the form of interests in, or assignments of, the loans, are acquired from banks who have made loans or are members of a lending syndicate. The Fund's investments in participation interests are subject to its 10% limitation on investments in illiquid securities. The Fund may purchase only those participation interests that have a floating rate that is automatically adjusted at least once every 180 days.


Restricted Securities. The Fund may purchase restricted securities, including those eligible for resale to "qualified institutional buyers" pursuant to Rule 144A under the Securities Act of 1933 (the "Securities Act"). The Trustees will monitor the Fund's investments in these securities, focusing on certain factors, including valuation, liquidity and availability of information. Purchases of other restricted securities are subject to a restriction limiting all the Fund's illiquid securities to not more than 10% of its net assets.


Structured Securities. The Fund may invest in structured notes, bonds or debentures, the value of the principal of and/or interest on which is to be determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of the Fund's investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference. Consequently, structured securities entail a greater degree of market risk than other types of debt obligations. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex fixed income investments.

Futures Contracts and Options on Futures. The Fund may buy and sell financial futures contracts and options on futures to hedge against the effects of fluctuations in securities prices, interest rates, currency exchange rates and other market conditions and for speculative purposes. The potential loss incurred by the Fund in writing options on futures is unlimited and may exceed the amount of the premium received. The Fund's futures contracts and options on futures will be traded on a U.S. or foreign commodity exchange or board of trade. The Fund will not engage in a futures or options transaction for speculative purposes, if immediately thereafter, the sum of initial margin deposits on existing positions and premiums required to establish speculative positions in futures contracts and options on futures would exceed 5% of the Fund's net assets. The Fund intends to comply with the CFTC regulations with respect to its speculative transactions. These regulations are discussed further in the Statement of Additional Information.

Options Transactions. To earn income from the premiums received, the Fund may write (sell) listed and over-the-counter covered call options and covered put options on debt and equity securities and foreign currency. The Fund may write listed and over-the-counter covered call and put options on up to 100% of its net assets. In addition, the Fund may purchase listed and over-the-counter call and put options on securities and currency with an aggregate value not exceeding 5% of the Fund's total assets. The SEC considers over-the-counter options to be illiquid except under prescribed conditions, which are discussed in detail in the Statement of Additional Information.

While transactions in options and futures contracts may reduce certain risks, they may entail other risks. Certain risks arise due to the imperfect correlations between movements in the price of options and futures contracts and movements in the prices of the securities or currency underlying the contract. The Fund's ability to use futures contracts and options to hedge or earn income successfully will depend on the Adviser's ability to predict accurately the future direction of interest rate changes, currency rate fluctuations and other market factors. There is no assurance that a liquid market for futures and options will always exist. In addition, the Fund could be prevented from opening or realizing the benefits of closing out a futures or options position because of position limits or limits on daily price fluctuations imposed by an exchange. The potential loss from writing options on futures transactions is potentially unlimited and may exceed the amount of the premium received.

Repurchase Agreements, Forward Commitments or When-Issued Securities. The Fund may enter into repurchase agreements and may purchase securities on a forward commitment or when-issued basis. In a repurchase agreement, the Fund buys a security subject to the right and obligation to sell it back to the seller at a higher price. These transactions must be fully collateralized at all times, but involve some certain risk to the Fund if the other party defaults on its obligations and the Fund is delayed in or prevented from liquidating the collateral. The Fund will segregate in a separate account cash or liquid, high grade debt securities equal in value to its forward commitments and when-issued securities. Purchasing debt securities for future delivery or on a when-issued basis may increase the Fund's overall investment exposure and involves a risk of loss if the value of the securities declines before the settlement date.

You will receive account
statements which you should keep
to help with your personal
recordkeeping.

Defensive Investments. When the Adviser believes unfavorable investment conditions exist requiring the Fund to assume a temporary defensive investment posture, the Fund may hold cash or invest all or a portion of its assets in short-term instruments, including short-term U.S. Government securities and repurchase agreements; bank certificates of deposit, bankers' acceptances, time deposits and letters of credit; and commercial paper (including so called Section 4(2) paper rated at least A-1 or A-2 by Standard & Poor's or P-1 or P-2 by Moody's or if unrated considered by the Adviser to be of comparable value). The Fund's temporary defensive investments may also include: debt obligations of U.S. companies rated at least BBB or Baa by Standard & Poor's or Moody's, respectively; or, if unrated, of comparable quality in the opinion of the Adviser; commercial paper and corporate debt obligations not satisfying the above credit standards if they are (a) subject to demand features or puts or (b) guaranteed as to principal and interest by a domestic or foreign bank having total assets in excess of $1 billion, by a corporation whose commercial paper may be purchased by the Fund, or by a foreign government having an existing debt security rated least BBB or Baa by Standard & Poor's or Moody's, respectively; and other short-term investments which the Trustees of the Trust determine present minimal credit risks and which are of "high quality" as determined by any major rating service or in the case of an instrument that is not rated, of comparable quality as determined by the Trustees.


Lending of Securities. The Fund may lend portfolio securities to brokers, dealers and financial institutions if the loan is collateralized by cash or U.S. Government securities according to applicable regulatory requirements. The Fund may reinvest any cash collateral in short-term securities. When the Fund lends portfolio securities, there is a risk that the borrower may fail to return the loaned securities. As a result, the Fund may incur a loss or in the event of the borrower's bankruptcy may be delayed in or prevented from liquidating the collateral. It is a policy of the Fund not to lend portfolio securities having a total value in excess of 30% of its total assets.


Non-diversified. The Fund is a "non-diversified" fund in order to permit more than 5% of its assets to be invested in the obligations of any one issuer. Since a relatively high percentage of the assets or the Fund may be invested in the obligations of a limited number of issuers, the value of the shares of the Fund may be more susceptible to any single economic, political or regulatory event and to credit and market risks associated with a single issuer than would the shares of a diversified fund.

Management anticipates that the annual turnover in the Fund will not be in excess of 400%. An annual turnover rate of 400% occurs, for example, when all of the securities in the Fund's portfolio are replaced four times in a period of one year. A high rate of portfolio turnover involves correspondingly greater brokerage expenses which will be borne by the Fund and may, under certain circumstances, make it more difficult for the Fund to qualify as a regulated investment company under the Internal Revenue Code. Portfolio turnover rates of the Fund for recent periods are shown in the section "The Fund's Financial Highlights".


Investment Restrictions. The Fund has adopted certain investment restrictions which are detailed in the Statement of Additional Information, where they are designated as fundamental or nonfundamental. The investment objectives and fundamental restrictions may not be changed without shareholder approval. All other investment policies and restrictions are nonfundamental and can be changed by a vote of the Trustees without shareholder approval.


Brokers are chosen based on best
price and execution.


When choosing brokerage firms to carry out the Fund's transactions, the Adviser gives primary consideration to execution at the most favorable prices, taking into account the broker's professional ability and quality of service. Consideration may also be given to the broker's sales of Fund shares. Pursuant to procedures established by the Trustees, the Adviser may place securities transactions with brokers affiliated with the Adviser. These brokers include Tucker Anthony Incorporated, John Hancock Distributors, Inc. and Sutro & Company, Inc. They are indirectly owned by John Hancock Mutual Life Insurance Company (the "Life Company"), which in turn indirectly owns the Adviser.



                   ORGANIZATION AND MANAGEMENT OF THE FUND

The Trustees elect officers and
retain the investment adviser who
is repsonsible for the day-to-day
operations of the Fund, subject
to the Trustees' policies and
supervision.


The Fund (formerly named John Hancock Freedom Short-Term World Income Fund) is a non-diversified series of Freedom Investment Trust II (the "Trust"), an open-end management investment company organized as a Massachusetts business trust in 1986. The Trust's Declaration of Trust permits the Trustees, without shareholder's approval, to create and classify shares of beneficial interest into separate series of the Trust. The Fund is not required to hold annual shareholder meetings, although special meetings may be held for such purposes as electing or removing Trustees, changing fundamental policies or approving a management contract. The Fund, under certain circumstances, will assist in shareholder communications with other shareholders.

John Hancock Advisers, Inc.
advises investment companies
having a total asset value of
more than $16 billion.


The Adviser was organized in 1968 and is a wholly-owned indirect subsidiary of the Life Company, a financial services company. The Adviser provides the Fund, and other investment companies in the John Hancock group of funds, with investment research and portfolio management services, John Hancock Funds, Inc. ("John Hancock Funds") distributes shares for all of the John Hancock funds directly and through selected broker-dealers ("Selling Brokers"). Freedom Distributors Corporation, a co-distributor of the Funds, is, along with John Hancock Funds (together with John Hancock Funds, the "Distributors"), an indirect subsidiary of the Life Company. Certain Fund officers are also officers of the Adviser and John Hancock Funds. Pursuant to an order granted by the Securities and Exchange Commission, the Fund has adopted a deferred compensation plan for its independent Trustees which allows Trustees' fees to be invested by the Fund in other John Hancock funds.

Investment decisions are made by the Fund's co-portfolio managers Lawrence J. Daly, Anthony A. Goodchild and Janet L. Clay. Prior to joining the Adviser in 1994, Mr. Daly and Mr. Goodchild were Senior Vice Presidents at Putnam Investments. Prior to joining the Adviser in 1995, Ms. Clay was an Assistant Vice President at Putnam Investments and served in various research positions at Colonial Management Associates.

In order to avoid conflicts with portfolio trades for the Fund, the Adviser and the Fund have adopted extensive restrictions on personal securities trading by personnel of the Adviser and its affiliates. Some of these restrictions are: pre-clearance for all personal trades and a ban on the purchase of initial public offerings, as well as contributions to specified charities of profits on securities held for less than 91 days. These restrictions are a continuation of the basic principle that the interests of the Fund and its shareholders come first.



                      ALTERNATIVE PURCHASE ARRANGEMENTS

An alternative purchase plan
allows you to choose the method
of payment that is best for you.


You can purchase shares of the Fund at a price equal to their net asset value per share, plus a sales charge. At your election, this charge may be imposed either at the time of the purchase (see "Initial Sales Charge Alternative--Class A Shares") or on a contingent deferred basis (see "Contingent Deferred Sales Charge Alternative--Class B Shares"). If you do not specify on your account application the class of shares you are purchasing, it will be assumed that you are investing in Class A shares.


Investments in Class A shares are
subject to an initial sales
charge.

You can pay routine bills from your account, or make periodic disbursements from your retirement account to comply with IRS regulations.


Class A Shares. If you elect to purchase Class A shares, you will incur an initial sales charge unless the amount you purchase is $1 million or more. If you purchase $1 million or more of Class A shares, you will not be subject to an initial sales charge, but you will incur a sales charge if you redeem your shares within one year of purchase. Class A shares are subject to ongoing distribution and service fees at a combined annual rate of up to 0.30% of the Fund's average daily net assets attributable to the Class A shares. Certain purchases of Class A shares qualify for reduced initial sales charges. See "Share Price--Qualifying for a Reduced Sales Charge."


Investments in Class B shares are
subject to a contingent deferred
sales charge.

Class B Shares. You will not incur a sales charge when you purchase Class B shares, but the shares are subject to a sales charge if you redeem them within four years of purchase (the "contingent deferred sales charge" or the "CDSC"). Class B shares are subject to ongoing distribution and service fees at a combined annual rate of up to 1.00% of the

Fund's average daily net assets attributable to the Class B shares. Investing in Class B shares permits all of your dollars to work from the time you make your investment, but the higher ongoing distribution fee will cause these shares to have higher expenses than Class A shares. To the extent that any dividends are paid by the Fund, these higher expenses will also result in lower dividends than those paid on Class A shares.

Class B shares are not available to full-service defined contribution plans administered by Investor Services or the Life Company that had more than 100 eligible employees at the inception of the Fund account.


Factors to Consider in Choosing an Alternative

You should consider which class
of shares would be more
beneficial for you.

The alternative purchase arrangement allows you to choose the most beneficial way to buy shares given the amount of your purchase, the length of time you expect to hold your shares and other circumstances. You should consider whether, during the anticipated life of your Fund investment, the CDSC and accumulated fees on Class B shares would be less than the initial sales charge and accumulated fees on Class A shares purchased at the same time, and to what extent this differential would be offset by the Class A shares' lower expenses. To help you make this determination, the table under the caption "Expense Information" on the inside cover page of this Prospectus shows examples of the charges applicable to each class of shares. Class A shares will normally be more beneficial if you qualify for a reduced sales charge. See "Share Price--Qualifying for a Reduced Sales Charge."


Class A shares are subject to lower distribution and service fees and, accordingly, pay correspondingly higher dividends per share, to the extent any dividends are paid. However, because initial sales charges are deducted at the time of purchase, you would not have all of your funds invested initially and, therefore, would initially own fewer shares. If you do not qualify for reduced initial sales charges and expect to maintain your investment for an extended period of time, you might consider purchasing Class A shares. This is because the accumulated distribution and service charges on Class B shares may exceed the initial sales charge and accumulated distribution and service charges on Class A shares during the life of your investment.

Alternatively, you might determine that it is more advantageous to purchase Class B shares to have all of your funds invested initially. However, you will be subject to higher distribution fees and, for a four-year period, a CDSC.

In the case of Class A shares, the distribution expenses that John Hancock Funds incurs in connection with the sale of the shares will be paid from the proceeds of the initial sales charge and the ongoing distribution and service fees. In the case of Class B shares, the expenses will be paid from the proceeds of the ongoing distribution and service fees, as well as from the CDSC incurred upon redemption within four years of purchase. The purpose and function of the Class B shares' CDSC and ongoing distribution and service fees are the same as those of the Class A shares' initial sales charge and ongoing distribution and service fees.

Dividends, if any, on Class A and Class B shares will be calculated in the same manner, at the same time and on the same day. They will also be in the same amount, except for differences resulting from each class bearing only its own distribution and service fees and shareholder meeting expenses. See "Dividends and Taxes."

THE FUND'S EXPENSES


For managing its investment and business affairs, the Fund pays a fee to the Adviser which is based on a stated percentage of the Fund's average daily net asset value as follows: 0.65% on the first $500 million of average daily net assets and 0.60% on average daily net assets in excess of $500 million. For the 1995 fiscal year the fee was 0.65% of the Fund's average daily net assets.


The Fund pays distribution and
service fees for marketing and
sales-related shareholder
servicing.


The Class A and Class B shareholders have adopted distribution plans (each a "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act"). Under these Plans, the Fund will pay distribution and service fees at an aggregate annual rate of up to 0.30% of the Class A shares' average daily net assets and an aggregate annual rate of up to 1.00%, of the Class B shares' average daily net assets. In each case, up to 0.25% is for service expenses and the remaining amount is for distribution expenses. The distribution fees will be used to reimburse the Distributors for their distribution expenses, including but not limited to: (i) initial and ongoing sales compensation to Selling Brokers and others (including affiliates of the Distributors) engaged in the sale of Fund shares; (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of Fund shares; and (iii) with respect to Class B shares only, interest expenses on unreimbursed distribution expenses. The service fees are paid to the Distributors to compensate Selling Brokers and others providing personal and account maintenance services to shareholders.

In the event the Distributors are not fully reimbursed for payments they make or expenses they incur under the Class A Plan, these expenses will not be carried beyond one year from the date they were incurred. These unreimbursed expenses under the Class B Plan will be carried forward together with interest on the balance of these unreimbursed expenses.

For the fiscal year ended October 31, 1995, an aggregate of $2,610,556 of distribution expenses or 2.93%, of the average net assets of the Class B shares of the Fund, was not reimbursed or recovered by the Distributors through the receipt of deferred sales charges or 12b-1 fees in prior periods.

Information on the Fund's total expenses is in the Fund's Financial Highlights section of this Prospectus.



                             DIVIDENDS AND TAXES


Dividends. Dividends from the Fund's net investment income are generally declared daily and distributed monthly. The Fund will distribute net realized long-term and short-term capital gains, if any, at least annually. Dividends are reinvested in additional shares of your class unless you elect the option to receive cash. If you elect the cash option and the U.S. Postal Service cannot deliver your checks, your election will be converted to the reinvestment option. Because of the higher expenses associated with Class B shares, any dividends on these shares will be lower than those on the Class A shares. See "Share Price."

Taxation. Dividends from the Fund's net investment income, certain net foreign currency gains, and net short-term capital gains are taxable to you as ordinary income. Dividends from the Fund's net long-term capital gains are taxable as long-term capital gains. These dividends are taxable whether received in cash or reinvested in additional shares. Certain dividends may be paid in January of a given year, but may be taxable as if you received them the previous December. The Fund will send you a statement by January 31 showing the tax status of the dividends you received for the prior year.

The Fund has qualified and intends to continue to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, the Fund will not be subject to Federal income tax on any net investment income or net realized capital gains that are distributed to its shareholders within the time periods prescribed by the Code. When you redeem (sell) or exchange shares, you may realize a taxable gain or loss.

On the account application, you must certify that your social security or other taxpayer identification number is correct and that you are not subject to backup withholding of Federal income tax. If you do not provide this information or are otherwise subject to this withholding, the Fund may be required to withhold 31% of your dividends and the proceeds of redemptions and exchanges.

The Fund anticipates that it will be subject to foreign withholding taxes or other foreign taxes on income (possibly including capital gains) on certain foreign investments, which will reduce the yield on those investments. However, if more than 50% of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations and if the Fund so elects, shareholders will include in their gross incomes their pro-rata shares of qualified foreign taxes paid by the Fund and may be entitled, subject to certain conditions and limitations under the Code, to claim a Federal income tax credit or deduction for their share of these taxes.

In addition to Federal taxes, you may be subject to state and local or foreign taxes with respect to your investments in and distributions from the Fund. Non-U.S. shareholders and tax-exempt shareholders are subject to a different tax treatment not described above. In many states, a portion of the Fund's dividends that represents interest received by the Fund on direct U.S. Government obligations may be exempt from tax. You should consult your tax adviser for specific advice.



                                 PERFORMANCE

The Fund may advertise its yield
and total return.


Total return shows the overall dollar or percentage change in value of a hypothetical investment in the Fund, assuming the reinvestment of all dividends. Cumulative total return shows the Fund's performance over a period of time. Average annual total return shows the cumulative return divided over the number of years included in the period. Because average annual total return tends to smooth out variations in performance, you should recognize that it is not the same as actual year-to-year results.

Yield reflects the Fund's rate of income on portfolio investments as a percentage of its share price. Yield is computed by annualizing the results of dividing the net investment income per share over a 30 day period by the maximum offering price per share on the last day of that period. Yield is also calculated according to accounting methods that are standardized for all stock and bond funds. Because yield accounting methods differ from the methods used for other accounting purposes, the Fund's yield may not equal the income paid on your shares or the income reported in the Fund's financial statements.

Both total return and yield calculations for Class A shares generally include the effect of paying the maximum sales charge (except as shown in "The Fund's Financial Highlights"). Investments at lower sales charges would result in higher performance figures. Yield and total return for the Class B shares reflect deduction of the applicable CDSC imposed on a redemption of shares held for the applicable period (except as shown in "The Fund's Financial Highlights"). All calculations assume that all dividends are reinvested at net asset value on the reinvestment dates during the periods. Yield and total return of Class A and Class B shares will be calculated separately and, because each class is subject to different expenses, the yield and total return may differ with respect to each class for the same period. The relative performance of the Class A and Class B shares will be affected by a variety of factors, including the higher operating expenses attributable to the Class B shares, whether the Fund's investment performance is better in the earlier or later portions of the period measured and the level of net assets of the classes during the period. The Fund will include the total return of both classes in any advertisement or promotional materials including the Fund's performance data. The value of the Fund's shares, when redeemed, may be more or less than their original cost. Both yield and total return are historical calculations and are not an indication of future performance. See "Factors to Consider in Choosing an Alternative."



                              HOW TO BUY SHARES

Opening an account.

The minimum initial investment is $1,000 ($250 for group investments and retirement plans).

Complete the Account Application attached to this Prospectus. Indicate whether you are purchasing Class A or Class B shares. If you do not specify which class of shares you are purchasing, Investor Services will assume that you are investing in Class A shares.

By Check           1. Make your check payable to John Hancock Investor
                      Services Corporation.

                   2. Deliver the completed application and check to
                      your registered representative, Selling Broker or mail it directly to Investor Services.

By Wire            1. Obtain an account number by contacting your
                      registered representative, Selling Broker or by calling 1-800-225-5291.

                   2. Instruct your bank to wire funds to:
                      First Signature Bank & Trust
                      John Hancock Deposit Account No. 900000260
                      ABA Routing No. 211475000
                      For credit to: John Hancock Short-Term Strategic
                      Income Fund
                      (Class A or Class B shares)
                      Your Account Number
                      Name(s) under which account is registered

                   3. Deliver the completed application to your
                      registered representative, Selling Broker or mail it directly to Investor Services.

Buying additional Class A
  and Class B shares.

Monthly
  Automatic        1. Complete the "Automatic Investing" and "Bank
  Accumulation        Information" sections on the Account Privileges
  Program             Application designating a bank account from which
  (MAAP)              funds may be drawn.

                   2. The amount you elect to invest will be withdrawn
                      automatically from your bank or credit union account.

Buying additional Class A
  and Class B shares.
  (continued)

By Telephone       1. Complete the "Invest-By-Phone" and "Bank
                      Information" sections on the Account Privileges Application designating a bank account from which your funds may be drawn. Note that in order to invest by phone, your account must be in a bank or credit union that is a member of the Automated Clearing House system (ACH).

                   2. After your authorization form has been processed,
                      you may purchase additional Class A or Class B shares by calling Investor Services toll-free at 1-800-225-5291.

                   3. Give the Investor Services representative the
                      name(s) in which your account is registered, the Fund name, the class of shares you own, your account number, and the amount you wish to invest.

                   4. Your investment normally will be credited to your
                      account the business day following your phone request.

By Check           1. Either complete the detachable stub included on
                      your account statement or include a note with your investment listing the name of the Fund, the class of shares you own, your account number and the name(s) in which the account is registered.

                   2. Make your check payable to John Hancock Investor
                      Services Corporation.

                   3. Mail the account information and check to:
                      John Hancock Investor Services, Inc.
                      P.O. Box 9115
                      Boston, MA 02205-9115
                      or deliver it to your registered representative or Selling Broker.

By Wire            Instruct your bank to wire funds to:

                   First Signature Bank & Trust
                   John Hancock Deposit Account No. 900000260
                   ABA Routing No. 211475000
                   For credit to: John Hancock Short-Term Strategic
                   Income Fund
                   (Class A or Class B shares)
                   Your Account Number
                   Name(s) under which account is registered

Other Requirements. All purchases must be made in U.S. dollars. Checks written on foreign banks will delay purchases until U.S. funds are received, and a collection charge may be imposed. Shares of the Fund are priced at the offering price based on the net asset value computed after John Hancock Funds receives notification of the dollar equivalent from the Fund's custodian bank. Wire purchases normally take two or more hours to complete and, to be accepted the same day, must be received by 4:00 p.m., New York time. Your bank may charge a fee to wire funds. Telephone transactions are recorded to verify information. Certificates are not issued unless a request is made in writing to Investor Services.

You will receive account
statements that you should keep
to help with your personal
recordkeeping.

You will receive a statement of your account after any transaction that affects your share balance or registration (statements related to reinvestment of dividends and automatic investment/withdrawal plans will be sent to you quarterly). A tax information statement will be mailed to you by January 31 of each year.

SHARE PRICE

The offering price of your shares
is their net asset value plus a
sales charge, if applicable,
which will vary with the pruchase
alternative you choose.


The net asset value per share ("NAV") is the value of one share. The NAV is calculated by dividing the net assets of each class by the number of outstanding shares of that class. The NAV of each class can differ. Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services, or at fair value as determined in good faith according to procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which the Board of Trustees has determined to approximate market value. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. If quotations are not readily available, or the value has been materially affected by events occurring after the closing of a foreign market, assets are valued by a method that the Trustees believe accurately reflects fair value. The NAV is calculated once daily as of the close of regular trading on the New York Stock Exchange (generally at 4:00 p.m., New York time) on each day that the Exchange is open.

Shares of the Fund are sold at the offering price based on the NAV computed after your investment request is received in good order by John Hancock Funds. If you buy shares of the Fund through a Selling Broker, the Selling Broker must receive your investment before the close of regular trading on the New York Stock Exchange and transmit it to John Hancock Funds before its close of business to receive that day's offering price.


Initial Sales Charge Alternative--Class A Shares. The offering price you pay for Class A shares of the Fund equals the NAV plus a sales charge, as follows.

                            Sales          Sales           Combined
                          Charge as      Charge as       Reallowance       Reallowance to
                              a              a           and Service       Selling Broker
                          Percentage     Percentage        Fees as        as a Percentage
Amount Invested               of             of        a Percentage of           of
   (including Sales        Offering      the Amount        Offering           Offering
Charge)                     Price         Invested         Price(+)           Price(*)
---------------------     -----------    -----------    ---------------   ----------------
Less than $100,000           3.00%          3.09%              2.50%            2.26%
$100,000 to $499,999         2.50%          2.56%              2.25%            2.01%
$500,000 to $999,999         2.00%          2.04%              1.75%            1.51%
$1,000,000 and over          0.00%(**))     0.00%(**))      (***   ))           0.00%(***))


  (*) Upon notice to Selling Brokers with whom it has sales agreements, John Hancock Funds may reallow an amount up to the full applicable sales charge. A Selling Broker to whom substantially the entire sales charge is reallowed may be deemed to be an underwriter under the Securities Act of 1933.

 (**) No sales charge is payable at the time of purchase of Class A shares of $1 million or more, but a CDSC may be imposed in the event of certain redemption transactions made within one year of purchase.


(***) John Hancock Funds may pay a commission and the first year's service fee (as described in (+) below) to Selling Brokers who initiate and are responsible for purchases of $1 million or more in the aggregate as follows:
1% on sales to $4,999,999, 0.50% on the next $5 million and 0.25% on $10 million and over.

  (+) At the time of sale, John Hancock Funds pays to Selling Brokers the first year's service fee in advance, in an amount equal to 0.25% of the net assets invested in the Fund. Thereafter, it pays the service fee periodically in arrears in an amount up to 0.25% of the Fund's average annual net assets. Selling Brokers receive the fee as compensation for providing personal and account maintenance services to shareholders.

Sales charges ARE NOT APPLIED to any dividends that are reinvested in additional Class A shares of the Fund.

John Hancock Funds will pay certain affiliated Selling Brokers at an annual rate of up to 0.05% of the daily net assets of the accounts attributable to these brokers.


Under certain circumstances described below, investors in Class A shares may be entitled to pay reduced sales charges. See "Qualifying for a Reduced Sales Charge."


Contingent Deferred Sales Charge--Investments of $1 million or more in Class A Shares. Purchases of $1 million or more of the Fund's Class A shares will be made at net asset value with no initial sales charge, but if the shares are redeemed within 12 months after the end of the calendar month in which the purchase was made (the CDSC period), a CDSC will be imposed. The rate of the CDSC will depend on the amount invested as follows:


 Amount Invested                       CDSC Rate
-----------------------------------    ----------
$1 million to $4,999,999                  1.00%
Next $5 million to $9,999,999             0.50%
Amounts of $10 million and over           0.25%


Existing full service clients of the Life Company who were group annuity contract holders as of September 1, 1994, and participant directed defined contribution plans with at least 100 eligible employees at the inception of the Fund account, may purchase Class A shares with no initial sales charge. However, if the shares are redeemed within 12 months after the end of the calendar year in which the purchase was made, a CDSC will be imposed at the above rate.

The CDSC will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the redeemed Class A shares. Accordingly, no CDSC will be imposed on increases in account value above the initial purchase price, including any dividends which have been reinvested in additional Class A shares.


In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first made from any shares in your account that are not subject to the CDSC. The CDSC is waived on redemptions in certain circumstances. See "Waiver of Contingent Deferred Sales Charge" below.

You may qualify for a reduced
sales charge on your investment
in Class A shares.


Qualifying for a Reduced Sales Charge. If you invest more than $100,000 in Class A shares of the Fund or combination of John Hancock funds (except money market funds), you may qualify for a reduced sales charge on your investments in Class A shares through a LETTER OF INTENTION. You may also be able to use the ACCUMULATION PRIVILEGE and COMBINATION PRIVILEGE to take advantage of the value of your previous investments in shares of the John Hancock funds in meeting the breakpoints for a reduced sales charge. For the ACCUMULATION and COMBINATION PRIVILEGE, the applicable sales charge will be based on the total of:

1. Your current purchase of Class A shares of the Fund;

2. The net asset value (at the close of business on the previous day) of (a) all Class A shares of the Fund you hold, and (b) all Class A shares of any other John Hancock funds you hold; and

3. The net asset value of all shares held by another shareholder eligible to combine his or her holdings with you into a single "purchase."


Example:


If you hold Class A shares of a John Hancock fund with a net asset value of $80,000 and, subsequently, invest $20,000 in Class A shares of the Fund, the sales charge on this subsequent investment would be 2.50% and not 3.00%. This is the rate that would otherwise be applicable to investments of less than $100,000. See "Initial Sales Charge Alternative--Class A Shares."


Class A shares may be available
without a sales charge to certain
individuals and organizations.

If you are in one of the following categories, you may purchase Class A shares of the Fund without paying a sales charge:


(bullet) A Trustee or officer of the Trust; a Director or officer of the Adviser and its affiliates or Selling Brokers; employees or sales representatives of any of the foregoing; retired officers, employees or Directors of any of the foregoing; a member of the immediate family of any of the foregoing; or any Fund, pension, profit sharing or other benefit plan for the individuals described above.

(bullet) Any state, county, city or any instrumentality, department, authority, or agency of these entities that is prohibited by applicable investment laws from paying a sales charge or commission when it purchases shares of any registered investment management company.*

(bullet) A bank, trust company, credit union, savings institution or other depository institution, its trust departments or common trust funds if it is purchasing $1 million or more for non-discretionary customers or accounts.*

(bullet) A broker, dealer, financial planner or consultant or registered investment adviser that has entered into an agreement with John Hancock Funds providing specifically for the use of Fund shares in fee-based investment products or services made available to their clients.

(bullet) A former participant in an employee benefit plan with John Hancock
         Funds, when he or she withdraws from his or her plan and transfers any or all of his or her plan distributions directly to the Fund.

(bullet) A member of an approved affinity group financial services plan.*


*For investments made under these provisions, John Hancock Funds may make a payment out of its own resources to the Selling Broker in an amount not to exceed 0.25% of the amount invested.

Class A shares of the Fund may also be purchased without an initial sales charge in connection with certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.


Contingent Deferred Sales Charge Alternative--Class B Shares. Class B shares are offered at net asset value per share without an initial sales charge, so that your entire investment will go to work at the time of purchase. However Class B shares redeemed within four years of purchase will be subject to a CDSC at the rates set forth below. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. Accordingly, you will not be assessed a CDSC on increases in account value above the initial purchase price, including shares derived from dividend reinvestment.


In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that your redemption comes first from shares you have held beyond the four-year CDSC redemption period or those you acquired through reinvestment of dividends, and next from the shares you have held the longest during the four-year period. The CDSC is waived on redemptions in certain circumstances. See "Waiver of Contingent Deferred Sales Charges" below.


Example:

You have purchased 100 shares at $10 per share. The second year after your purchase, your investment's net asset value per share has increased by $2 to $12, and you have gained 10 additional shares through dividend reinvestment. If you redeem 50 shares at this time, your CDSC will be calculated as follows:

(bullet) Proceeds of 50 shares redeemed at $12 per
         share                                             $ 600
(bullet) Minus proceeds of 10 shares not subject to
         CDSC because they were acquired through
         dividend reinvestment (10 x $12)                   -120
(bullet) Minus appreciation on remaining shares, also
         not subject to CDSC (40 x $2)                       -80
                                                            ------
(bullet) Amount subject to CDSC                            $ 400


Proceeds from the CDSC are paid to John Hancock Funds. John Hancock Funds uses all of them to defray its expenses related to providing the Fund with distribution services in connection with the sale of the Class B shares, such as compensating Selling Brokers for selling these shares. The combination of the CDSC and the distribution and service fees makes it possible for the Fund to sell Class B shares without an initial sales charge.

The amount of the CDSC, if any, will vary depending on the number of years from the time you purchase your Class B shares until the time you redeem them. Solely for purposes of determining this holding period, any payments you make during the month will be aggregated and deemed to have been made on the last day of the month.


                                     Contingent
                                   Deferred Sales
                                    Charge As a
                                   Percentage of
 Year In Which Class B Shares          Amount
  Redeemed Following Purchase         Redeemed
------------------------------    ----------------
First                                   3.0%
Second                                  2.0%
Third                                   2.0%
Fourth                                  1.0%
Fifth and thereafter                    None

A commission equal to 2.25% of the amount invested and a first year's service fee equal to 0.25% of the amount invested are paid to Selling Brokers. The initial service fee is paid in advance at the time of sale for the provision of personal and account maintenance services to shareholders during the twelve months following the sale, and thereafter the service fee is paid in arrears.

If you purchased Class B shares prior to January 1, 1994, the applicable CDSC as a percentage of the amount redeemed will be: 3% for redemptions during the first year after purchase, 2% for redemptions during the second year, 1% for redemptions during the third year, and no CDSC for the fourth year and thereafter.


Under certain circumstances, the
CDSC on Class B and certain Class
A share redemptions will be
waived.


Waiver of Contingent Deferred Sales Charge. The CDSC will be waived on redemptions of Class B shares and of Class A shares that are subject to CDSC, unless indicated otherwise, in the circumstances defined below.

(bullet) Redemptions of Class B shares made under a Systematic Withdrawal
         Plan (see "How To Redeem Shares"), as long as your annual redemptions do not exceed 10% of your account value at the time you established your Systematic Withdrawal Plan and 10% of the value of subsequent investments (less redemptions) in that account at the time you notify Investor Services. This waiver does not apply to Systematic Withdrawal Plan redemptions of Class A shares that are subject to a CDSC.

(bullet) Redemptions made to effect distributions from an Individual
         Retirement Account either before or after age 59-1/2, as long as the distributions are based on your life expectancy or the joint-and-last survivor life expectancy of you and your beneficiary. These distributions must be free from penalty under the (the Code).

(bullet) Redemptions made to effect mandatory distributions under the Code after age 70-1/2 from a tax-deferred retirement plan.

(bullet) Redemptions made to effect distributions to participants or beneficiaries from certain employer-sponsored retirement plans including those qualified under Section 401(a) of the Code, custodial accounts under Section 403(b)(7) of the Code and deferred compensation plans under Section 457 of the Code. The waiver also applies to certain returns of excess contributions made to these plans. In all cases, the distributions must be free from penalty under the Code.

(bullet) Redemptions due to death or disability.

(bullet) Redemptions made under the Reinvestment Privilege, as described in "Additional Services and Programs" of this Prospectus.

(bullet) Redemptions made pursuant to the Fund's right to liquidate your account if you own fewer than 50 shares.

(bullet) Redemptions made under certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

(bullet) Redemptions from certain IRA and retirement plans purchasing shares prior to October 1, 1992.


If you qualify for a CDSC waiver under one of these situations, you must notify Investor Services either directly or through your Selling Broker at the time you make your redemption. The waiver will be granted once Investor Services has confirmed that you are entitled to the waiver.

Conversion of Class B Shares. Your Class B shares and an appropriate portion of reinvested dividends on those shares will be converted into Class A shares automatically. This will occur no later than the month following five years after the shares were purchased, and will result in lower annual distribution fees. If you exchanged Class B shares into this Fund from another John Hancock fund, the calculation will be based on the time you purchased shares in the original fund. The Fund has been advised that the conversion of Class B shares to Class A shares should not be taxable for Federal income tax purposes and should not change your tax basis or tax holding period for the converted shares.



                             HOW TO REDEEM SHARES


You may redeem all or a portion of your shares on any business day. Your shares will be redeemed at the next NAV calculated after your redemption request is received in good order by Investor Services, less any applicable CDSC. The Fund may hold payment until reasonably satisfied that investments recently made by check or Invest-by-Phone have been collected (which may take up to 10 calendar days).

Once your shares are redeemed, the Fund generally sends you payment on the next business day. When you redeem your shares, you may realize a taxable gain or loss, depending usually on the difference between what you paid for them and what you receive for them, subject to certain tax rules. Under unusual circumstances, the Fund may suspend redemptions or postpone payment for up to three business days or longer, as permitted by Federal securities laws.


To assure acceptance of your
recemption request, please follow
these procedures.

 By Telephone       All Fund shareholders are eligible automatically for
                    the telephone redemption privilege. Call
                    1-800-225-5291, from 8:00 A.M. to 4:00 P.M. (New
                    York time), Monday through Friday, excluding days on which the New York Stock Exchange is closed.
                    Investor Services employs the following procedures to confirm that instructions received by telephone are genuine. Your name, the account number, taxpayer identification number applicable to the account and other relevant information may be requested. In addition, telephone instructions are recorded.
                    You may redeem up to $100,000, but the address on the account must not have changed for the last 30 days. A check will be mailed to the exact name(s) and address shown on the account.

                    If reasonable procedures, such as those described above, are not followed, the Fund may be liable for any loss due to unauthorized or fraudulent telephone instructions. In all other cases, neither the Fund nor Investor Services will be liable for any loss or expense for acting upon telephone instructions made according to the telephone transaction procedures mentioned above.

                    Telephone redemption is not available for IRAs or other tax-qualified retirement plans or shares of the Fund that are in certificated form.

                    During periods of extreme economic conditions or market changes, telephone requests may be difficult to implement due to a large volume of calls. During these times, you should consider placing redemption requests in writing or using EASI-Line. EASI-Line's telephone number is 1-800-338-8080.

By Wire             If you have a telephone redemption form on file with
                    the Fund, redemption proceeds of $1,000 or more can
                    be wired on the next business day to your designated
                    bank account and a fee (currently $4.00) will be
                    deducted. You may also use electronic funds transfer
                    to your assigned bank account and the funds are
                    usually collectible after two business days. Your
                    bank may or may not charge a fee for this service.
                    Redemptions of less than $1,000 will be sent by
                    check or electronic funds transfer.
                    This feature may be elected by completing the
                    "Telephone Redemption" section on the Account
                    Privileges Application that is included with this
                    Prospectus.
In Writing          Send a stock power or "letter of instruction"
                    specifying the name of the Fund, the dollar amount
                    or the number of shares to be redeemed, your name,
                    class of shares, your account number, and the
                    additional requirements listed below that apply to
                    your particular account.
------------------------------------------------------------------------
By Check            You may elect the checkwriting option on the account
  (Class A          application, which allows you to write checks in
  shares only)      amounts from a minimum of $100. Checks may not be
                    written against shares in your account which have
                    been purchased within the last 15 days, except for
                    shares purchased by wire transfer (which are
                    immediately available), or for Fund shares that are
                    in certificate form.
                    You should make sure that there are sufficient
                    shares in the account to cover the amount of any
                    check drawn, since the net asset value of shares
                    will fluctuate. If insufficient shares are in the
                    account, the check will be returned marked
                    "insufficient funds" and no shares will be redeemed.
                    It is not possible to determine in advance the total
                    value of your account so as to write a check for the
                    value of the entire account because dividends
                    declared on shares held in the account or prior
                    redemptions and possible changes in net asset value
                    may cause the account to change in amount.
                    Accordingly, you should not close your account by
                    writing a check. Shareholders may not maintain a
                    Systematic Withdrawal Plan and utilize the
                    checkwriting service at the same time.
Type of
  Registration      Requirements
------------------------------------------------------------------------
Individual,
  Joint
  Tenants, Sole
   Proprietorship,
  Custodial
   (Uniform
  Gifts or
  Transfer to       A letter of instruction signed (with titles where
   Minors Act),     applicable) by all persons authorized to sign for
  General           the account, exactly as it is registered with the
  Partners          signature(s) guaranteed.
Corporation,        A letter of instruction and a corporate resolution,
  Association       signed by person(s) authorized to act on the account
                    with the signature(s) guaranteed.

Trusts A letter of instruction signed by the Trustee(s) with the signature(s) guaranteed. (If the Trustee's name is not registered on your account, also provide a copy of the trust document, certified within the last 60 days.)

If you do not fall into any of these registration categories, please call 1-800-225-5291 for further instructions.

Who may guarantee your
  signature.

A signature guarantee is a widely accepeted way to protect you and the Fund by verifying the signature on your request. It may not be provided by a notary public. If the net asset value of the shares redeemed is $100,000 or less, John Hancock Funds may guarantee the signature. The following institutions may provide you with a signature guarantee, provided that the institution meets credit standards established by Investor Services: (i) a bank; (ii) a securities broker or dealer, including a government or municipal securities broker or dealer, that is a member of a clearing corporation or meets certain net capital requirements; (iii) a credit union having authority to issue signature guarantees; (iv) a savings and loan association, a building and loan association, a cooperative bank, a federal savings bank or association; or (v) a national securities exchange, a registered securities exchange or a clearing agency.

Additional information
about redemptions

Through Your        Your broker may be able to initiate the redemption.
  Broker.           Contact your broker for instructions.

If you have certificates for your shares, you must submit them with your stock power or a letter of instruction. Unless you specify to the contrary, any outstanding Class A shares will be redeemed before Class B shares. You may not redeem certificated shares by telephone.

Due to the proportionately high cost of maintaining smaller accounts, the Fund reserves the right to redeem at net asset value all shares in an account which holds fewer than 50 shares (except accounts under retirement plans) and to mail the proceeds to the shareholder or the transfer agent may impose an annual fee of $10.00. No account will be involuntarily redeemed or additional fee imposed, if the value of the account is in excess of the Fund's minimum initial investment. No CDSC will be imposed on involuntary redemptions of shares.

Shareholders will be notified before these redemptions are to be made or this fee is imposed and will have 30 days to purchase additional shares to bring their account balance up to the required minimum. Unless the number of shares acquired by additional purchases and any dividend reinvestments exceeds the number of shares redeemed, repeated redemptions from a smaller account may eventually trigger this policy.

                       ADDITIONAL SERVICES AND PROGRAMS

Exchange Privilege choose.

You may exchange shares of the
Fund for shares of the same class
of another John Hancock fund.

If your investment objective changes, or if you wish to achieve further diversification, John Hancock offers other funds with a wide range of investment goals. Contact your registered representative or Selling Broker and request a prospectus for the John Hancock funds that interest you. Read the prospectus carefully before exchanging your shares. You can exchange shares of each class of the Fund only for shares of the same class of another John Hancock fund. For this purpose, John Hancock funds with only one class of shares will be treated as Class A whether or not they have been so designated.


Exchanges between funds with shares which are not subject to a CDSC are based on their respective net asset values. No sales charge or transaction charge is imposed. Class B shares of the Fund that are subject to a CDSC may be exchanged into Class B shares of another John Hancock fund without incurring the CDSC; however, these shares will be subject to the CDSC schedule of the shares acquired (except that exchanges into the Fund, John Hancock Intermediate Maturity Government Fund and John Hancock Limited-Term Government Fund will be subject to the initial fund's CDSC). For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in an exchange. However, if you exchange Class B shares purchased prior to January 1, 1994 for Class B shares of any other John Hancock fund, you will continue to be subject to the CDSC schedule in effect on your initial purchase date.

The Fund reserves the right to require that you keep previously exchanged shares (and reinvested dividends) in the Fund for 90 days before you are permitted a new exchange. The Fund may also terminate or alter the terms of the exchange privilege upon 60 days' notice to shareholders.


An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares of another for Federal income tax purposes. An exchange may result in a taxable gain or loss.

When you make an exchange, your account registration in both the existing and new account must be identical. The exchange privilege is available only in states where the exchange can be made legally.

Under exchange agreements with John Hancock Funds, certain dealers, brokers and investment advisers may exchange their clients' Fund shares, subject to the terms of those agreements and John Hancock Funds' right to reject or suspend those exchanges at any time. Because of the restrictions and procedures under those agreements, the exchanges may be subject to timing limitations and other restrictions that do not apply to exchanges requested by shareholders directly, as described above.


Because Fund performance and shareholders can be hurt by excessive trading, the Fund reserves the right to terminate the exchange privilege for any person or group that, in John Hancock Funds' judgment, is involved in a pattern of exchanges that coincide with a "market timing" strategy that may disrupt the Fund's ability to invest effectively according to its investment objective and policies, or might otherwise affect the Fund and its shareholders adversely. The Fund may also temporarily or permanently terminate the exchange privilege for any person who makes seven or more exchanges out of the Fund per calendar year. Accounts under common control or ownership will be aggregated for this purpose. Although the Fund will attempt to give prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time.


By Telephone


1. When you complete the application for your initial purchase of Fund shares, you authorize exchanges automatically by telephone unless you check the box indicating that you do not wish to authorize telephone exchanges.


2. Call 1-800-225-5291. Have the account number of your current fund and the exact name in which it is registered available to give to the telephone representative.


3. Your name, the account number, taxpayer identification number applicable to the account and other relevant information may be requested. In addition, telephone instructions are recorded.


In Writing

1. In a letter request an exchange and list the following:


   --the name and class of the Fund whose shares you currently own


   --your account number

   --the name(s) in which the account is registered

   --the name of the fund in which you wish your exchange to be invested

   --the number of shares, all shares or the dollar amount you wish to exchange

   Sign your request exactly as the account is registered.

2. Mail the request and information to:
    John Hancock Investor Services Corporation
    P.O. Box 9116
    Boston, Massachusetts 02205-9116

Reinvestment Privilege

If you redeem shares fo the Fund,
you may be able to reinvest all
or part of the proceeds in shares
of this Fund or another John
Hancock fund without paying an
additional sales charge.


1. You will not be subject to a sales charge on Class A shares that you reinvest in a John Hancock fund that is otherwise subject to a sales charge, as long as you reinvest within 120 days from the redemption date. If you paid a CDSC upon a redemption, you may reinvest at net asset value in the same class of shares from which you redeemed within 120 days. Your account will be credited with the amount of the CDSC previously charged, and the reinvested shares will continue to be subject to a CDSC. The holding period of the shares acquired through reinvestment, for purposes of computing any CDSC payable upon a subsequent redemption will include the holding period of the redeemed shares.

2. Any portion of your redemption may be reinvested in Fund shares or in shares of other John Hancock funds, subject to the minimum investment limit of that fund.

3. To reinvest, you must notify Investor Services in writing. Include the Fund's name, account number and class from which your shares were originally redeemed.


Systematic Withdrawal Plan

You can pay routine bills from
your account, or make periodic
disbursements from your
retirement account to comply with
IRS regulations.


1. You can elect the Systematic Withdrawal Plan at any time by completing the Account Privileges Application, which is attached to this Prospectus. You can also obtain the application from your registered representative or by calling 1-800-225-5291.


2. To be eligible, you must have at least $5,000 in your account.

3. Payments from your account can be made monthly, quarterly, semi-annually, annually or on a selected monthly basis, to yourself or any other designated payee.


4. There is no limit on the number of payees you may authorize, but all payments must be made at the same time or intervals.

5. It is not advantageous to maintain a Systematic Withdrawal Plan concurrently with purchases of additional Class A or Class B shares, because you may be subject to an initial sales charge on your purchases of Class A shares or to a CDSC on your redemptions of Class B shares. In addition, your redemptions are taxable events.


6. Redemptions will be discontinued if the U.S. Postal Service cannot deliver your checks, or if deposits to a bank account are returned for any reason.

Monthly Automatic Accumulation Program (MAAP)

You can make automatic
investments and simplify your
investing.


1. You can authorize an investment to be withdrawn automatically each month on your bank, for investment in Fund shares, under the "Automatic Investing" and "Bank Information" sections of the Account Privileges Application.

2. You can also authorize automatic investment through payroll deduction by completing the "Direct Deposit Investing" section of the Account Privileges Application.

3. You can terminate your Monthly Automatic Accumulation Program at any time.

4. There is no charge to you for this program, and there is no cost to the Fund.


5. If you have payments withdrawn from a bank account and we are notified that the account has been closed, withdrawals will be discontinued.


Group Investment Program

Organized groups of at least four
persons may establish accounts.

1. An individual account will be established for each participant, but the initial sales charge for Class A shares will be based on the aggregate dollar amount of all participants' investments. To determine how to qualify for this program, contact your registered representative or call 1-800-225-5291.

2. The initial aggregate investment of all participants in the group must be at least $250.

3. There is no additional charge for this program. There is no obligation to make investments beyond the minimum, and you may terminate the program at any time.

Retirement Plans


1. You may use the Fund for various types of qualified retirement plans, including Individual Retirement Accounts, Keogh plans (H.R. 10); pension and profit sharing plans (including 401(k) plans), Tax Sheltered Annuity retirement plans (403(b) plans), and Section 457 plans.

2. The initial investment minimum or aggregate minimum for any of these plans is $250. However, accounts being established as group IRA, SEP, SARSEP, TSA, 401(k) and Section 457 plans will be accepted without an initial minimum investment.



                                   APPENDIX

As described in the Prospectus, the Fund may invest in debt securities in the lower rating categories (that is, rated Baa, Ba or B by Moody's or BBB, BB or B by Standard & Poor's, or are unrated).

Moody's describes its lower ratings for corporate bonds as follows:

Bonds which are rated Baa are considered as medium grade obligations, i.e. they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.


Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Standard & Poor's describes its lower ratings for corporate bonds as follows:

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Debt rated BB, B, CCC, or CC is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's describes its two highest ratings for commercial paper as follows:

Issuers rated P-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. P-1 repayment capacity will normally be evidenced by the following characteristics: (1) leading market positions in well-established industries; (2) high rates of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated P-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Standard & Poor's describes its two highest ratings for commercial paper as follows:

A-1. This designation indicates that the degree of safety regarding timely payment is very strong.

A-2. Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.

Quality Distribution


The average weighted quality distribution of the portfolio for the fiscal year ended October 31, 1995:


                                                    Rating                    Rating
Security Rating -         Average       % of       Assigned       % of       Assigned        % of
by Advisor                 Value     Portfolio    by Adviser   Portfolio    by Service    Portfolio
--------------------     ----------    --------    ----------    --------    ----------   ----------
Quality
  Distribution:
Total Fund
 AAA                  $ 38,014,504       36.2%   $ 2,654,595       2.5%    $35,359,909       33.7%
 AA                     10,709,092       10.2%     3,017,187       2.9%      7,691,905        7.3%
 A                       9,576,309        9.2%     9,498,716       9.1%         77,593        0.1%
 BBB                     1,575,192        1.5%       381,346       0.4%      1,193,846        1.1%
 BB                     13,226,155       12.7%     7,402,050       7.1%      5,824,105        5.6%
 B                      21,092,160       20.1%    12,943,618      12.3%      8,148,542        7.8%
 CCC                     4,154,231        4.0%             0       0.0%      4,154,231        4.0%
 CC                              0        0.0%             0       0.0%              0        0.0%
 C                               0        0.0%             0       0.0%              0        0.0%
 D                          53,846        0.1%        53,846       0.1%              0        0.0%
 NR                      3,627,603        3.4%     3,627,603       3.4%              0        0.0%
                          --------                  --------                  --------
Debt Securities        102,029,092       97.4%   $39,578,961      37.8%    $62,450,131       59.6%
Equity Securities                0        0.0%
Short-Term
  Securities             2,751,984        2.6%
                          --------
Total Portfolio        104,781,076      100.0%
Other Assets--Net          593,205
                          --------
Net Assets            $105,374,281
                          ========

(Notes)

(Notes)

(Notes)

                       STATEMENT OF ADDITIONAL INFORMATION

                           Class A and Class B Shares

                JOHN HANCOCK SHORT-TERM STRATEGIC INCOME FUND

                                  March 1, 1996

This Statement of Additional Information provides information about John Hancock Short-Term Strategic Income Fund (the "Fund") in addition to the information that is contained in the Fund's Class A and Class B Prospectus, dated March 1, 1996.

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Fund's Prospectus, a copy of which can be obtained free of charge by writing or telephoning:

                  John Hancock Investor Services Corporation
                                P.O. Box 9116
                        Boston, Massachusetts 02205-9116
                                 1-800-225-5291


                                TABLE OF CONTENTS




                                                  Statement of
                                                   Additional
                                                   Information
                                                      Page

ORGANIZATION OF THE FUND                                  2
INVESTMENT OBJECTIVES AND POLICIES                        2
CERTAIN INVESTMENT PRACTICES                             10
INVESTMENT RESTRICTIONS                                  11
THOSE RESPONSIBLE FOR MANAGEMENT                         14
INVESTMENT ADVISORY AND OTHER SERVICES                   19
DISTRIBUTION CONTRACT                                    21
NET ASSET VALUE                                          22
INITIAL SALES CHARGE ON CLASS A SHARES                   22
DEFERRED SALES CHARGE ON CLASS B SHARES                  24
SPECIAL REDEMPTIONS                                      25
ADDITIONAL SERVICES AND PROGRAMS                         25
DESCRIPTION OF THE FUND'S SHARES                         26
TAX STATUS                                               27
CALCULATION OF PERFORMANCE                               31
BROKERAGE ALLOCATION                                     33
TRANSFER AGENCY SERVICES                                 34

CUSTODY OF PORTFOLIO                                     34
INDEPENDENT ACCOUNTANTS.                                 34
APPENDIX A - DESCRIPTION OF BOND AND                     35
COMMERCIAL PAPER RATINGS                                 37
FINANCIAL STATEMENTS                                     --


ORGANIZATION OF THE FUND

      John Hancock Short-Term Strategic Income Fund (the "Fund") is a series of Freedom Investment Trust II (the "Trust") an open-end management investment company organized as a Massachusetts business trust on March 31, 1986. The Fund commenced operations on July 31, 1990. John Hancock Advisers, Inc. (the "Adviser") is an indirect wholly-owned subsidiary of John Hancock Mutual Life Insurance Company (the "Life Company"), a Massachusetts life insurance company chartered in 1862, with national headquarters at John Hancock Place, Boston, Massachusetts.


INVESTMENT OBJECTIVES AND POLICIES

      The following information supplements the discussion of the Fund's investment objective and policies discussed in the Prospectus.

General. The securities in which the Fund may invest include debt obligations issued or guaranteed by United States or foreign governments, political subdivisions thereof (including states, provinces and municipalities) or their agencies and instrumentalities ("Governmental entities"), or issued or guaranteed by international organizations designated or supported by governmental entities to promote economic reconstruction or development ("supranational entities"), or issued by corporations or financial institutions. Examples of supranational entities include the International Bank for Reconstruction and Development (the "World Bank"), the European Steel and Coal Community, the Asian Development Bank and the Inter-American Development Bank. The governmental members, or "stockholders", usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. Securities issued by supranational entities may be denominated in U.S. dollars, a foreign currency or a multi-national currency unit. Securities of corporations and financial institutions in which the Fund may invest include corporate and commercial obligations, such as medium-term notes and commercial paper, which may be indexed to foreign currency exchange rates. In accordance with guidelines promulgated by the Staff of the Securities and Exchange Commission, the Fund will consider as an industry any category of such supranational entities which may have been designated by the Commission.

Foreign Securities. The percentage of the Fund's assets that will be allocated to foreign securities will vary depending on the relative yields of foreign and U.S. securities, the economies of foreign countries, the condition of such countries financial markets, the interest rate climate of such countries and the relationship of such countries' currency to the U.S. dollar. These factors are judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. The Fund may invest in any country where the Adviser believes there is a potential to achieve the Fund's investment objective. The Fund may invest in securities of issuers in industrialized Western European countries (including Scandinavian countries) and in, Canada, Japan, Australia and New Zealand, as well as in emerging markets or countries with limited or developing capital markets. Investments in securities of issuers in emerging markets generally involve more risk and may be considered highly speculative, as described in more detail in the Prospectus.

      The value of portfolio securities denominated in foreign currencies may increase or decrease in response to changes in currency exchange rates. The Fund will incur costs in connection with converting between currencies. The other risks associated with foreign investments are disclosed in the Fund's Prospectus.

Money Market Securities. The Fund's shorter-term investments may be money market securities. Money market securities include short-term obligations issued or guaranteed by the U.S. Government or foreign governments or issued by such governments' respective agencies and instrumentalities, bank money market instruments including certificates of deposit, banker's acceptances and deposit notes and certain other short-term obligations such as short-term commercial paper. With respect to bank money market instruments, the obligations may be issued by U.S. or foreign depository institutions, foreign branches or subsidiaries of U.S. depository institutions ("Eurodollar" obligations), U.S. branches or subsidiaries of foreign depository institutions ("Yankee dollar" obligations) or foreign branches or subsidiaries of foreign depository institutions. Eurodollar and Yankee dollar obligations and obligations of branches or subsidiaries of foreign depository institutions may be general obligations of the parent bank or may be limited to the issuing branch or subsidiary by the terms of the specific obligations or by government regulation. Foreign subsidiaries of U.S. depository institutions and U.S. and foreign subsidiaries of foreign depository institutions may be considered investment companies under the 1940 Act.

Mortgage-Backed Securities. Ginnie Mae Certificates, issued by the Government National Mortgage Association, are mortgage-backed securities of the modified pass-through type, which means that both interest and principal payments (including prepayments) are passed through monthly to the holders of the Certificates. The National Housing Act provides that the full faith and credit of the United States is pledged to the timely payment of principal and interest by Ginnie Maes of amounts due on these Ginnie Mae Certificates. The Government National Mortgage Association is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development.

      In addition to Ginnie Mae Certificates, the Fund may invest in mortgage-backed securities issued by the Federal National Mortgage Association (Fannie Maes) and by the Federal Home Loan Mortgage Corporation (Freddie Macs). Fannie Mae, a federally chartered and privately owned corporation, issues pass-through securities which are guaranteed as to payment of principal and interest by Fannie Mae. Freddie Mac, a corporate instrumentality of the Untied States, issues participation certificates which represent an interest in mortgages from Freddie Mac's portfolio. Freddie Mac guarantees the timely payment of interest and the ultimate collection of principal. As is the case with Ginnie Mae Certificates, the actual maturity of and realized yield on particular Fannie Mae and Freddie Mac mortgage-based securities will vary based on the prepayment experience of the underlying pool of mortgages. Securities guaranteed by Fannie Mae and Freddie Mac are not backed by the full faith and credit of the United States.

      Generally, the issuers of mortgaged-backed and receivable-backed bonds, notes or pass-through certificates are special purpose entities and do not have any significant assets other than the assets securing such obligations. Instruments backed by pools of mortgages and receivables may be subject to unscheduled prepayments of principal prior to maturity. When the obligations are prepaid, the Fund must reinvest the prepaid amounts in securities the yields of which reflect interest rates prevailing at the time. Therefore, the Fund's ability to maintain a portfolio which includes high yielding asset-backed securities will be adversely affected to the extent that prepayments of principal must be reinvested in securities which have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss.

Indexed Obligations. Indexed notes and commercial paper typically provide that the principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect fluctuations in the exchange rate between two currencies during the period the obligation is outstanding, depending on the terms of the specific security. In selecting the two currencies, the Adviser will consider the correlation and relative yields of various currencies. The Fund will purchase an indexed obligation using the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency. The amount of principal payable by the issuer at maturity, however, will vary (i.e., increase or decrease) in response to the change (if any) in the exchange rates between the two specified currencies during the period from the date the instrument is issued to its maturity date. The potential for realizing gains as a result of changes in foreign currency exchange rates may enable the Fund to hedge the currency in which the obligation is denominated (or to effect cross-hedges against other currencies) against a decline in the U.S. Dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. However, there can be no assurance that the Fund's hedging strategies will be effective. The Fund will purchase such indexed obligations to generate current income or for hedging purposes and will not speculate in such obligations. As of the date of this Statement of Additional Information, the Fund has no present intention to invest in these obligations.

Obligations of Foreign Governmental Entities. The obligations of foreign governmental entities have various kinds of government support and include obligations issued or guaranteed by foreign governmental entities with taxing power. These obligations may or may not be supported by the full faith and credit of a foreign government. The Fund will invest in foreign government securities of issuers considered stable by the Adviser, based on its analysis of factors such as general political or economic conditions relating to the government and the likelihood of expropriation, nationalization, freezes or confiscation of private property. The Adviser does not believe that the credit risk inherent in the obligations of stable foreign governments is significantly greater than that of U.S. Government securities.

Multi-National Currency Unit Securities. As indicated above, the Fund may invest in securities denominated in a multi-national currency unit. An illustration of a multi-national currency unit is the European Currency Unit (the "ECU"), which is a "basket" consisting of specified amounts of the currencies of the member states of the European Community, a Western European economic cooperative organization that includes France, West Germany, The Netherlands and the United Kingdom. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community to reflect changes in relative values of the underlying currencies. The Adviser does not believe that such adjustments will adversely affect holders of ECU-denominated obligations or the marketability of such securities. European supranational entities, in particular, issue ECU-denominated obligations. The Fund may invest in securities denominated in the currency of one nation although issued by a governmental entity, corporation or financial institution of another nation. For example, the Fund may invest in a British Pound sterling-denominated obligation issued by a United States corporation. Such investments involve credit risks associated with the issuer and currency risks associated with the currency in which the obligation is denominated.

      The Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign entity and one or more financial institutions ("Lenders"). The majority of the Fund's investments in Loans in emerging markets is expected to be in the form of participations in Loans ("Participations") and assignments of portions of Loans from third parties ("Assignments"). Participations typically will result in the Fund having a contractual relationship only with the Lender not with the borrower. As a result, the Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Fund will acquire Participations only if the Lender interpositioned between the Fund and the borrower is determined by the Adviser to be creditworthy.

      The secondary market for Participations and Assignments is limited to certain institutional investors, which could adversely affect the value of these securities and make it more difficult to assign a value to them.

Financial Futures Contracts. The Fund may hedge its portfolio by selling interest rate and currency futures contracts as an offset against the effect of expected increases in interest rates or declines in foreign currency values and by purchasing such futures contracts as an offset against the effect of expected declines in interest rates or increase in foreign currency values. Although other techniques could be used to reduce the Fund's exposure to interest rate and currency fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts. The Fund will enter into futures contracts for hedging and non-hedging purposes to the extent permitted by regulations of the Commodity Futures Trading Commission ("CFTC").

      Futures contracts have been designed by boards of trade which have been designated "contract markets" by the CFTC. Futures contracts are traded on these markets in a manner that is similar to the way a stock is traded on a stock exchange. The boards of trade, through their clearing corporations, guarantee that the contracts will be performed. It is expected that if new types of interest rate and currency futures contracts are developed and traded the Fund may engage in transactions in such contracts.

      Although futures contracts by their terms call for actual delivery or acceptance of interest rate instruments or currency, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or currency and delivery month). If the offsetting purchase price is less than the Fund's original sale price, the Fund realizes a gain, or if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the Fund's original purchase price, the Fund realizes a gain, or if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. The Fund will pay a commission in connection with each purchase or sale of futures contracts, including a closing out transaction. For a discussion of the Federal income tax considerations of trading in futures contracts, see the information under the caption "Tax Status" below.

      At the time the Fund enters into a futures contract, it is required to deposit with its custodian a specified amount of cash or U.S. Government securities, known as "initial margin." The margin required for a futures contract is set by the board of trade or exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on its initial margin deposits. Each day, the futures contract is valued at the official settlement price of the board of trade or exchange on which it is traded. Subsequent payments, known as "variation margin," to and from the broker, are made on a daily basis as the market price of the futures contract fluctuates. This process is known as "mark to the market." Variation margin does not represent a borrowing or lending by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures position was closed out. In computing net asset value, the Fund will mark to the market its open futures positions. The Fund will maintain with its custodian bank, State Street Bank and Trust Co., a segregated asset account consisting of cash or cash equivalents in an amount sufficient to cover its obligations with respect to open futures contracts.

      Successful hedging depends on a strong correlation between the market for the underlying securities or currency and the futures contract market for those securities or currency. There are several factors that will probably prevent this correlation from being a perfect one and even a correct forecast of general interest rate or currency trends may not result in a successful hedging transaction. There are significant differences between the securities or currency and futures markets which could create an imperfect correlation between the markets and which could cause a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for interest rate futures and debt securities, including technical influences in futures trading and differences between the financial instruments being hedged and the instruments underlying the standard interest rate futures contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. The degree of imperfection may be increased where the underlying debt securities are lower-rated and, thus, subject to greater fluctuation in price than higher-rated securities.

      A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate or currency volatility. The Fund will bear the risk that the price of the securities or currency being hedged will not move in complete correlation with the price of the futures contracts used as a hedging instrument. Although the Adviser believes that the use of futures contracts will benefit the Fund, an incorrect prediction could result in a loss on both the hedged securities or currency in the Fund's portfolio and the hedging vehicle so that the Fund's return might have been better had hedging not been attempted. However, in the absence of the ability to hedge, the Adviser might have taken portfolio actions in anticipation of the same market movements with similar investment results but, presumably, at greater transaction costs. In addition, the low margin deposits for futures transactions permit an extremely high degree of leverage. A relatively small movement in a futures contract may result in losses or gains in excess of the amount invested.

      Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

      Finally, although the Fund engages in futures transactions only on boards of trade or exchanges where there appears to be an adequate secondary market, there is no assurance that a liquid market will exist for a particular futures contract at any given time. The liquidity of the market depends on participants closing out contracts rather than making or taking delivery. In the event participants decide to make or take delivery, liquidity in the market could be reduced. In addition, the Fund could be prevented from executing a buy or sell order at a specified price or closing out a position due to limits on open positions or daily price fluctuation limits imposed by the exchanges or boards of trade. If the Fund cannot close out a position, it will be required to continue to meet margin requirements until the position is closed.

Other Considerations. The Fund will engage in futures and related options transactions only for bona fide hedging or non-hedging purposes to the extent permitted by CFTC regulations. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or which it expects to purchase. Except as stated below, the Fund's futures transactions will be entered into for traditional hedging purposes -- i.e., futures contracts will be sold to protect against a decline in the price of securities or the currency in which they are denominated that the Fund owns, or futures contracts will be purchased to protect the Fund against an increase in the price of securities or the currency in which they are denominated it intends to purchase. As evidence of this hedging intent, the Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities or assets denominated in the related currency in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

      As an alternative to literal compliance with the bona fide hedging definition a CFTC regulation permits the Fund to elect to comply with a different test, under which the aggregate initial margin and premiums required to establish non-hedging positions in futures contracts and options on futures will not exceed 5 percent of the net asset value of the Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. The Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code for maintaining its qualification as a regulated investment company for federal income tax purposes.

      When the Fund purchases a futures contract, writes a put option thereon or purchases a call option thereon, an amount of cash or high grade, liquid debt securities (i.e., securities rated in one of the top three ratings categories by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("Standard & Poor's") will be deposited in a segregated account with the Fund's custodian which is equal to the underlying value of the futures contract reduced by the amount of initial and variation margin held in the account of its broker.

Options Transactions. The Fund may write listed covered put options on debt and equity securities in order to earn additional income from the premiums received. In addition, the Fund may purchase listed and over-the-counter call and put options written by the Fund. The extent to which covered options will be used by the Fund will depend upon market conditions, the availability of alternative strategies, and the future movement of interest rates. The Fund may write listed covered and over-the-counter call and put options on up to 100% of its net assets.

      The Fund will write listed and over-the counter call options only if they are "covered," which means that the Funds owns or has the immediate right to acquire the debt securities underlying the options without additional cash consideration upon conversion or exchange of other securities held in its portfolio. A call option written by the Fund will also be "covered" if the Fund holds on a share-for-share basis a covering call on the same securities where
(i) the exercise price of the covering call held is equal to or less than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. Treasury bills or high grade short-term obligations in a segregated account with the Fund's custodian and (ii) the covering call expires at the same time as the call written. If a covered call option is not exercised, the Fund would keep both the option premium and the underlying security. If the covered call option written by the Fund is exercised and the exercise price, less the transaction costs, exceeds the cost of the underlying security, the Fund would realize a gain in addition to the amount of the option premium it received. If the exercise price, less transaction costs, is less than the cost of the underlying security, the Fund's loss would be reduced by the amount of the option premium.

      As the writer of a covered put option, the Fund will write a put option only with respect to debt securities it intends to acquire for the Fund's portfolio and will maintain in a segregated account with its custodian bank cash, U.S. Government securities, or high-grade short-term debt securities with a value equal to the price at which the underlying security may be sold to the Fund in the event the put option is exercised by the purchaser. The Fund can also write a "covered" put option by purchasing on a share-for-share basis a put on the same security as the put written by the Fund where the exercise price of the covering put held is equal to or greater than the exercise price of the put written and the covering put expires at the same time or later than the put written.

      In writing listed over-the-counter covered put options on debt securities, the Fund would earn income from the premiums received. If a covered put option is not exercised, the Fund would keep the option premium and the assets maintained to cover the option. If the option is exercised and the exercise price, including transaction costs, exceeds the market price of the underlying security, the Fund would realize a loss, but the amount of the loss would be reduced by the amount of the option premium.

      If the writer of an exchange-traded option wishes to terminate his obligation prior to its exercise, it may effect a "closing purchase transaction". This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the Fund's position will be offset by the Options Clearing Corporation. The Fund may not effect a closing purchase transaction after it has been notified of the exercise of an option. There is no guarantee that a closing purchase transaction can be effected. Although the Fund will generally write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular option or at any particular time, and for some options no secondary market on an exchange may exist.

      In the case of a written call option, effecting a closing transaction will permit the Fund to write another call option on the underlying security with either a different exercise price, expiration date or both. In the case of a written put option, it will permit the Fund to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

      The Fund will realize a gain from a closing transaction if the cost of the closing transaction is less than the premium received from writing the option. The Fund will realize a loss from a closing transaction if the cost of the closing transaction is more than the premium received for writing the option. However, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

Over-the-Counter Options. The Fund may engage in options transactions on exchanges and in the over-the-counter markets. In general, exchange-traded options are third-party contracts (i.e. performance of the parties' obligations is guaranteed by an exchange or clearing corporation) with standardized strike prices and expiration dates. Over-the-counter ("OTC") transactions are two-party contracts with price and terms negotiated by the buyer and seller. The Fund will write and purchase OTC options only with member banks of the Federal Reserve System and primary dealers in U.S. Government securities or their affiliates which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The Securities and Exchange Commission (the "SEC") has taken the position that OTC options are illiquid securities subject to the restriction that illiquid securities are limited to not more than 10% of the Fund's assets. The SEC, however, has a partial exemption from the above restrictions on transactions in OTC options. The SEC allows a fund to exclude from the 10% limitation on illiquid securities a portion of the value of the OTC options written by the Fund, provided that certain conditions are met. First, the other party to the OTC options has to be a primary U.S. Government securities dealer designated as such by the Federal Reserve Bank. Second, the Fund would have an absolute contractual right to repurchase the OTC options at a formula price. If the above conditions are met, a fund must treat as illiquid only that portion of the OTC option's value (and the value of its underlying securities) which is equal to the formula price for repurchasing the OTC option, less the OTC option's intrinsic value.

      The investment practices described above are not fundamental and may be changed by the Trustees without shareholder approval.

Lower Rated High Yield "High Risk" Debt Obligations. As discussed in the Fund's Prospectus, the Fund seeks high current income and may invest in high yielding, fixed income securities rated Baa, Ba or B by Moody's or BBB, BB or B by Standard & Poor's. Ratings are based largely on the historical financial condition of the issuer. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate.

      The values of lower-rated securities generally fluctuate more than those of high-rated securities. In addition, the lower rating reflects a greater possibility of an adverse change in financial condition affecting the ability of the issuer to make payments of interest and principal. The Adviser seeks to minimize these risks through diversification, investment analysis and attention to current developments in interest rates and economic conditions. Because the Fund invests in securities in the lower rated categories, the achievement of the Fund's goals is more dependent on the Adviser's ability than would be the case if the Fund were investing in securities in the higher rated categories.

      As noted in the Fund's Prospectus, the Fund may invest in pay-in-kind
(PIK) securities, which pay interest in either cash or additional securities, at the issuer's option, for a specified period. The Fund also may invest in zero coupon bonds, which have a determined interest rate, but payment of the interest is deferred until maturity of the bonds. Both types of bonds may be more speculative and subject to greater fluctuations in value than securities which pay interest periodically and in cash, due to changes in interest rates.

      The market value of debt securities which carry no equity participation usually reflects yields generally available on securities of similar quality and type. When such yields decline, the market value of a portfolio already invested at higher yields can be expected to rise if such securities are protected against early call. In general, in selecting securities for its portfolio, the

Fund intends to seek protection against early call. Similarly, when such yields increase, the market value of a portfolio already invested at lower yields can be expected to decline. The Fund's portfolio may include debt securities which sell at substantial discounts from par. These securities are low coupon bonds which, during periods of high interest rates, because of their lower acquisition cost tend to sell on a yield basis approximating current interest rates.

Effect of Options and Futures Transactions on Qualification as Regulated Investment Company. It is the policy of the Fund to meet the requirements of the Internal Revenue Code to qualify as a regulated investment company to prevent double taxation of the Fund and its investors. One of those requirements is that less than 30% of the Fund's gross income must be derived from gains from the sale or other disposition of securities (including option's and futures) held for less than three months. The extent to which the Fund may engage in options and futures transactions may be materially limited by this 30% test.

Time Deposits. The Fund's time deposits are non-negotiable deposits maintained for up to seven days at a stated interest rate. The Fund intends to invest only in those Time Deposits which mature in under seven days. If the Fund purchases Time Deposits maturing in seven days or more, it will treat those longer-term Time Deposits as illiquid.

Portfolio Turnover. The Fund's portfolio turnover rate may vary widely from year to year and may be higher than that of many other mutual funds with similar investment objectives. Nevertheless, high portfolio turnover may involve correspondingly greater commissions and other transaction costs, which will be borne directly by the Fund.


CERTAIN INVESTMENT PRACTICES

      The following information supplements the discussion of the Fund's investment strategies and techniques in the Prospectus.

Repurchase Agreements. A repurchase agreement is a contract under which the Fund would acquire a security for a relatively short period (usually not more than 7 days) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities. The Adviser or a Sub-Adviser will continuously monitor the creditworthiness of the parties with whom the Fund enters into repurchase agreements.

      The Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying securities and could experience losses, including possible decline in the value of the underlying securities during the period in which the Fund seeks to enforce its rights thereto, possible subnormal levels of income and lack of access to income during this period, and the expense of enforcing its rights.

Restricted Securities. The Fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933 ("1933 Act"), including securities offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. However, the Fund will not invest more than 10% of its assets in illiquid investments, which include repurchase agreements maturing in more than seven days, securities that are not readily marketable and restricted securities. However, if the Board of Trustees determines, based upon a continuing review of the trading markets for specific Rule 144A securities, that they are liquid, then such securities may be purchased without regard to the 10% limit. The Trustees may adopt guidelines and delegate to the Adviser the daily function of determining and monitoring the liquidity of restricted securities. The Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. The Trustees will carefully monitor the Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund if qualified institutional buyers become for a time uninterested in purchasing these restricted securities.


INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions

      The following investment restrictions will not be changed without approval of a majority of the Fund's outstanding voting securities which, as used in the Prospectus and this Statement of Additional Information, means approval by the lesser of (1) 67% or more of the Fund's shares represented at a meeting if at least 50% of the Fund's outstanding shares are present in person or by proxy at the meeting or (2) 50% of the Fund's outstanding shares.

      The Fund may not:

      1. Purchases on Margin and Short Sales. Purchase securities on margin or sell short, except that the Fund may obtain such short term credits as are necessary for the clearance of securities transactions. The deposit or payment by the Fund of initial or maintenance margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.

      2. Borrowing. Borrow money, except from banks temporarily for extraordinary or emergency purposes (not for leveraging or investment) and then in an aggregate amount not in excess of 10% of the value of the Fund's total assets at the time of such borrowing, provided that the Fund will not purchase securities for investment while borrowings equaling 5% or more of the Fund's total assets are outstanding.

      3. Underwriting Securities. Act as an underwriter of securities of other issuers, except to the extent that it may be deemed to act as an underwriter in certain cases when disposing of restricted securities. (See also Restriction 12.)

      4. Senior Securities. Issue senior securities except as appropriate to evidence indebtedness which the Fund is permitted to incur, provided that
      (i) the purchase and sale of futures contracts or related options, (ii) collateral arrangements with respect to futures contracts, related options, forward foreign currency exchange contracts or other permitted investments of the Fund as described in the Prospectus, including deposits of initial and variation margin, and (iii) the establishment of separate classes of shares of the Fund for providing alternative distribution methods are not considered to be the issuance of senior securities for purposes of this restriction.

      5. Warrants. Invest more than 5% of its total assets in warrants, whether or not the warrants are listed on the New York or American Stock Exchanges, or more than 2% of the value of the total assets of the Fund in warrants which are not listed on those exchanges. Warrants acquired in units or attached to securities are not included in this restriction.

      6. Real Estate. Purchase or sell real estate although the Fund may purchase and sell securities which are secured by real estate, mortgages or interests therein, or issued by companies which invest in real estate or interests therein; provided, however, that the Fund will not purchase real estate limited partnership interests.

      7. Commodities; Commodity Futures; Oil and Gas Exploration and Development Programs. Purchase or sell commodities or commodity futures contracts or interests in oil, gas or other mineral exploration or development programs, except the Fund may engage in such forward foreign currency contracts and/or purchase or sell such futures contracts and options thereon as described in the Prospectus.

      8. Making Loans. Make loans, except that the Fund may purchase or hold debt instruments and may enter into repurchase agreements (subject to Restriction 11) in accordance with its investment objectives and policies and make loans of portfolio securities provided that as a result, no more than 30% of the total assets of the Fund taken at current value would be so loaned.

      9. Securities of Other Investment Companies. Purchase securities of other open-end investment companies, except in connection with a merger, consolidation, acquisition or reorganization; or purchase more than 3% of the total outstanding voting stock of any closed-end investment company if more than 5% of the Fund's total assets would be invested in securities of any closed-end investment company, or more than 10% of the Fund's total assets would be invested in securities of any closed-end investment companies in general. In addition, the Fund may not invest in the securities of closed-end investment companies except by purchase in the open market involving only customary broker's commissions.

      10. Industry Concentration. Purchase any securities which would cause more than 25% of the market value of the Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation with respect to investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. This restriction will apply to obligations of a foreign government unless the Securities and Exchange Commission permits their exclusion.

Nonfundamental Investment Restrictions

      The following restrictions are designated as nonfundamental and may be changed by the Board of Trustees without shareholder approval:

      The Fund may not:

      11. Illiquid Securities. Purchase or otherwise acquire any security if, as a result, more than 10% of the Fund's net assets (taken at current value) would be invested in securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. This policy includes repurchase agreements maturing in more than seven days. This policy does not include restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of l933 which the Board of Trustees or the Adviser has determined under Board-approved guidelines are liquid.

      12. Acquisition for Control Purposes. Purchase securities of any issuer for the purpose of exercising control or management, except in connection with a merger, consolidation, acquisition or reorganization.

      13. Unseasoned Issuers. Purchase securities of any issuer with a record of less than three years continuous operations, including predecessors, if such purchase would cause the investments of the Fund in all such issuers to exceed 5% of the total assets of the Fund taken at market value, except this restriction shall not apply to (i) obligations of the U.S. Government, its agencies or instrumentalities and (ii) securities of such issuers which are rated by at least one nationally recognized statistical rating organization. This restriction shall not apply to obligations issued or guaranteed by any foreign government or its agencies or instrumentalities. This restriction shall not apply to issuers of mortgage-backed and receivable-backed bonds, notes or pass-through certificates.

      14. Beneficial Ownership of Officers and Directors of Fund and Adviser. Purchase or retain the securities of any issuer if those officers or trustees of the Fund or officers or directors of the Adviser who each own beneficially more than 1/2 of 1% of the securities of that issuer together own more than 5% of the securities of such issuer.

      15. Hypothecating, Mortgaging and Pledging Assets. Hypothecate, mortgage or pledge any of its assets except as may be necessary in connection with permitted borrowings and then not in excess of 5% of the Fund's total assets, taken at cost. For the purpose of this restriction, (i) forward foreign currency exchange contracts are not deemed to be a pledge of assets, (ii) collateral arrangements with respect to the writing of options on debt securities or on futures contracts are not deemed to be a pledge of assets; and (iii) the deposit in escrow of underlying securities in connection with the writing of call options is not deemed to be a pledge of assets.

      16. Joint Trading Accounts. Participate on a joint or joint and several basis in any trading account in securities (except for a joint account with other funds managed by the Adviser for repurchase agreements permitted by the Securities and Exchange Commission pursuant to an exemptive order).

      17. Purchase interests in oil, gas or other mineral exploration programs; however, this policy will not prohibit the acquisition of securities of companies engaged in the production of transmission of oil, gas, or other minerals.

      18. Notwithstanding any investment restriction to the contrary, the Fund may, in connection with the John Hancock Group of Funds Deferred compensation Plan for Independent Trustees/Directors, purchase securities of other investment companies within the John Hancock Group of Funds provided that, as a result, (i) no more than 10% of the Fund's assets would be invested in securities of all other investment companies, (ii) such purchase would not result in more than 3% of the total outstanding voting securities of any one such investment company being held by the Fund and (iii) no more that 5% of the Fund's assets would be invested in any one such investment company.

      The Fund has registered as a "non-diversified" investment company under the Investment Company Act of 1940. However, the Fund intends to limit its investments to the extent required by the diversification requirements of the Internal Revenue Code. See "Tax Status."

      The Fund agrees that, in accordance with the Ohio Securities Division and until such regulations are no longer required, it will comply with Rule 1301:6-3-09(E)(9) by not investing in the securities of other open-end and closed-end investment companies except by purchase in the open market where no commission or profit to a sponsor or dealer results from the purchase other than the customary broker's commission, or except when the purchase is part of a plan of merger, consolidation, reorganization or acquisition.

      In order to permit the sale of shares of the Fund in certain states, the Trustees may, in their sole discretion, adopt restrictions on investment policy more restrictive than those described above. Should the Trustees determine that any such more restrictive policy is no longer in the best interest of the Fund and its shareholders, the Fund may cease offering shares in the state involved and the Trustees may revoke such restrictive policy. Moreover, if the states involved no longer require any such restrictive policy, the Trustees may, at their sole discretion revoke such policy.

      If a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value of the Fund's assets will not be considered a violation of restriction.


THOSE RESPONSIBLE FOR MANAGEMENT

      The business of the Fund is managed by its Trustees, who elect officers who are responsible for the day-to-day operations of the Trust and who execute policies formulated by the Trustees. Several of the officers and Trustees of the Trust are also officers and Directors of the Adviser or officers and Directors of the Fund's principal distributor, John Hancock Funds, Inc. ("John Hancock Funds").

      The following table sets forth the principal occupation or employment of the Trustees and principal officers of the Fund during the past five years:

                           Position(s) Held   Principal Occupation(s)
  Name and Address         With Registrants   During Past 5 Years
  ----------------         ----------------   -------------------
 *Edward J. Boudreau, Jr.  Chairman (3,4)     Chairman and Chief Executive
                                              Officer, the Adviser and The
                                              Berkeley Financial Group
                                              ("The Berkeley Group");
                                              Chairman, NM Capital
                                              Management, Inc. ("NM
                                              Capital"); John Hancock
                                              Advisers International
                                              Limited ("Advisers
                                              International"); John Hancock
                                              Funds, Inc., ("John Hancock
                                              Funds"); John Hancock
                                              Investor Services Corporation
                                              ("Investor Services") and
                                              Sovereign Asset Management
                                              Corporation ("SAMCorp")
                                              (herein after the Adviser,
                                              The Berkeley Group, NM
                                              Capital, Advisers
                                              International, John Hancock
                                              Funds, Investor Services and
                                              SAMCorp are collectively
                                              referred to as the
                                              "Affiliated Companies");
                                              Chairman, First Signature
                                              Bank & Trust; Director, John
                                              Hancock Freedom Securities
                                              Corp., John Hancock Capital
                                              Corp., New England/Canada
                                              Business Council; Member,
                                              Investment Company Institute
                                              Board of Governors; Director,
                                              Asia Strategic Growth Fund,
                                              Inc.; Trustee, Museum of
                                              Science; President, the
                                              Adviser (until July 1992);
                                              Chairman, John Hancock
                                              Distributors, Inc. until
                                              April 1994.

------------
*Trustee may be deemed to be an "interested person" of the Trust as defined in the Investment Company Act of 1940.
(1)   Member of the Audit Committees of the Trusts.
(2)   Member of the Committees on Administration of the Trusts.
(3)   Member  of  the  Executive   Committee  of  each  Trust.  The  Executive
      Committee may generally exercise most powers of the Trustees between regularly scheduled meetings of the Board of Trustees.
(4)   Member of the Investment Committee of the Adviser.

                           Position(s) Held   Principal Occupation(s)
  Name and Address         With Registrants   During Past 5 Years
  ----------------         ----------------   -------------------
  Douglas M. Costle        Trustee (1, 2)     Director, Chairman of the
  RR2 Box 480                                 Board and Distinguished
  Woodstock, Vermont                          Senior Fellow, Institute for
  05091                                       Sustainable Communities,
                                              Montpelier, Vermont, since 1991.
                                              Dean Vermont Law School, until
                                              1991. Director, Air and Water
                                              Technologies Corporation
                                              (environmental services and
                                              equipment), Niagara Mohawk Power
                                              Company (electric services) and
                                              MITRE Corporation (governmental
                                              consulting services).

  Leland O. Erdahl         Trustee (1, 2)     President and Director of
  8046 Mackenzie Court                        Nature Quality Ingredients
  Las Vegas, NV  89129                        Company, Inc. and Sante Fe
                                              Ingredients Company, Inc.,
                                              private food processing
                                              companies. Director of
                                              Uranium Resources, Inc.
                                              President of Stolar, Inc.
                                              from 1987 to 1991 and
                                              President of Albuquerque
                                              Uranium Corporation from
                                              1985 to 1992.  Director of
                                              Freeport-McMoRan Copper &
                                              Gold Company, Inc., Hecla
                                              Mining Company, Canyon
                                              Resources Corporation and
                                              Original Sixteen to One
                                              Mines, Inc.  From 1984 to
                                              1987 and 1991, management
                                              consultant.

-----------
*Trustee may be deemed to be an "interested person" of the Trust as defined in the Investment Company Act of 1940.
(1)   Member of the Audit Committees of the Trusts.
(2)   Member of the Committees on Administration of the Trusts.
(3)   Member  of  the  Executive   Committee  of  each  Trust.  The  Executive
      Committee may generally exercise most powers of the Trustees between regularly scheduled meetings of the Board of Trustees.
(4)   Member of the Investment Committee of the Adviser.

                           Position(s) Held   Principal Occupation(s)
  Name and Address         With Registrants   During Past 5 Years
  ----------------         ----------------   -------------------
Richard A. Farrell         Trustee (1, 2)     President of Farrell, Healer
Venture Capital Partners                      & Co., a venture capital
160 Federal Street                            management firm, since
23rd Floor                                    1980.  Prior to that date,
Boston, MA  02110                             Mr. Farrell headed the
                                              venture capital group at
                                              Bank of Boston Corporation.

William F. Glavin          Trustee (1, 2)     President, Babson College;
Babson College                                Vice Chairman, Xerox
Horn Library                                  Corporation until June
Babson Park, MA 02157                         1989.  Director, Caldor Inc.
                                              and Inco Ltd.

Dr. John A. Moore          Trustee (1, 2)     President and Chief
Institute for Evaluating                      Executive Officer, Institute
Health Risks                                  for Evaluating Health Risks,
1629 K Street NW                              a nonprofit institution,
Suite 402                                     since September 1989.
Washington, DC  20006                         Assistant Administrator of
                                              the Office of Pesticides and
                                              Toxic Substances at the
                                              Environmental Protection
                                              Agency from December 1983 to
                                              July 1989.

Patti McGill Peterson      Trustee (1, 2)     President, St. Lawrence
St. Lawrence University                       University;  Director,
110 Vilas Hall                                Niagara Mohawk Power
Canton, NY  13617                             Corporation and Security
                                              Mutual Life.

John W. Pratt              Trustee (1, 2)     Professor of Business
2 Gray Gardens East                           Administration at Harvard
Cambridge, MA  02138                          University Graduate School
                                              of Business Administration
                                              (Since 1961).

Robert G. Freedman         Vice Chairman and  Vice Chairman and Chief
                           Chief Investment   Investment Officer, the
                           Officer (4)        Adviser; President (until
                                              December 1994).

-----------
*Trustee may be deemed to be an "interested person" of the Trust as defined in the Investment Company Act of 1940.
(1)   Member of the Audit Committees of the Trusts.
(2)   Member of the Committees on Administration of the Trusts.
(3)   Member  of  the  Executive   Committee  of  each  Trust.  The  Executive
      Committee may generally exercise most powers of the Trustees between regularly scheduled meetings of the Board of Trustees.
(4)   Member of the Investment Committee of the Adviser.

                           Position(s) Held   Principal Occupation(s)
  Name and Address         With Registrants   During Past 5 Years
  ----------------         ----------------   -------------------
Anne C. Hodsdon           President (4)       President and Chief
                                              Operating Officer, the
                                              Adviser; Executive Vice
                                              President, the Adviser
                                              (until December 1994);
                                              Senior Vice President; the
                                              Adviser (until December
                                              1993).

James B. Little           Senior Vice         Senior Vice President, the
                          President, Chief    Adviser.
                          Financial Officer

Thomas H. Drohan          Senior Vice         Senior Vice President and
                          President and       Secretary, the Adviser.
                          Secretary

John A. Morin             Vice President      Vice President, the Adviser.

Susan S. Newton           Vice President,     Vice President and Assistant
                          Assistant           Secretary, the Adviser.
                          Secretary and
                          Compliance Officer

James J. Stokowski        Vice President and  Vice President, the Adviser.
                          Treasurer

-----------
*Trustee may be deemed to be an "interested person" of the Trust as defined in the Investment Company Act of 1940.
(1)   Member of the Audit Committees of the Trusts.
(2)   Member of the Committees on Administration of the Trusts.
(3)   Member  of  the  Executive   Committee  of  each  Trust.  The  Executive
      Committee may generally exercise most powers of the Trustees between regularly scheduled meetings of the Board of Trustees.
(4)   Member of the Investment Committee of the Adviser.

      As of January 31, 1996, the officers and Trustees of the Fund as a group owned less than 1% of the outstanding shares of each class of the Fund and to the knowledge of the registrant, no persons owned of record or beneficially 5% or more of any class of the registrant's outstanding securities.

      All of the officers listed are officers or employees of the Adviser or Affiliated Companies. Some of the Trustees and officers may also be officers and/or directors and/or trustees of one or more of the other funds for which the Advisers serves as investment adviser.

      The following table provides information regarding the compensation paid by the Funds and the other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services. Mr. Boudreau, and each of the officers of the Funds are interested persons of the Adviser, are compensated by the Adviser and receive no compensation from the Funds for their services.



                                        Pension or                        Total
                                        Retirement                        Compensation
                                        Benefits                          From The Fund
                                        Accrued as       Estimated        and John
                      Aggregate         Part of The      Annual           Hancock Fund
                      Compensation      Fund's           Benefits Upon    Complex to
                      From The Fund*    Expenses*        Retirement       Trustees(1)
                      --------------    ---------        ----------       -------------------
                                                                         (Total of 11 Funds)
William A Barron       $ 2,003            $ -             $  -             $ 41,750
III**
Douglas M. Costle        2,003              -                -               41,750
Leland O. Erdahl         2,003              -                -               41,750
Richard A. Farrell       2,078              -                -               43,250
William F. Glavin        1,835          1,251                -               37,500
Patrick Grant**          2,103              -                -               43,750
Ralph Lowell, Jr.**      2,003              -                -               41,750
Dr. John A. Moore        2,003              -                -               41,750
PattiMcGill Peterson     2,003              -                -               41,750
John W. Pratt            2,003              -                -               41,750
                      --------     -----------          ------            ---------
                      $ 20,037          $1,251           $  -              $416,750

*Compensation made for the fiscal year ended October 31, 1995.

(1)The total compensation paid by the John Hancock Fund Complex to the Independent Trustees is as of calendar year ended December 31, 1995.

**As of  January  1,  1996,  Messrs.  Barron,  Grant and  Lowell  resigned  as
Trustees.

      The nominees of the Fund may at times be the record holders of in excess of 5% of shares of the Fund by virtue of holding shares in "street name."


INVESTMENT ADVISORY AND OTHER SERVICES

      The Adviser, located at 101 Huntington Avenue, Boston, Massachusetts 02199-7603, was organized in 1968 and presently has more than $16 billion in assets under management in its capacity as investment adviser to the Fund and the other mutual funds and publicly traded investment companies in the John Hancock group of funds having a combined total of over approximately 1,080,000 shareholders. The Adviser is an affiliate of the Life Company, one of the most recognized and respected financial institutions in the nation. With total assets under management of more than $80 billion, the Life Company is one of the ten largest life insurance companies in the United States, and carries high ratings from Standard & Poor's and A.M. Best's. Founded in 1862, the Life Company has been serving clients for over 130 years.

      The Trust has entered into an investment advisory agreement dated as of June 26, 1986 between Freedom Investment Trust II and Freedom Capital Management Corporation ("Freedom Capital"), the Fund's former investment adviser (the "Advisory Agreement") which Advisory Agreement was transferred to John Hancock Advisers, Inc. on July 1, 1992 pursuant to a Transfer and Assumption Agreement dated as of such date. Pursuant to the Advisory Agreement, the Adviser agreed to act as investment adviser and manager to the Fund. As manager and investment adviser, the Adviser will: (a) furnish continuously an investment program for the Fund and determine, subject to the overall supervision and review of the Board of Trustees, which investments should be purchased, held, sold or exchanged, (b) provide supervision over all aspects of the Fund's operations except those which are delegated to a custodian, transfer agent or other agent, and (c) provide the Fund with such executive, administrative and clerical personnel, officers and equipment as are deemed necessary for the conduct of their business.

      As compensation for its services under the Advisory Agreement, the Adviser receives from the Fund a fee computed and paid monthly at the annual rate of 0.65% of the first $500 million of the average daily net assets of the Fund and 0.60% on the value of the average daily net assets in excess of $500 million.

      From time to time, the Adviser may reduce its fee or make other arrangements to limit the Fund's expenses to a specified percentage of average daily net assets. The Adviser retains the right to reimpose a fee and recover any other payments to the extent that at the end of any fiscal year, the Fund's actual expenses fall below the limit.

      The Fund bears all costs of its organization and operation, including expenses of preparing, printing and mailing all shareholders' reports, notices, prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to the Fund's Plan of Distribution; fees and expenses of custodians including those for keeping books and accounts and calculating the net asset value of shares; fees and expenses of independent accountants, legal counsel, transfer agents and dividend disbursing agents; the compensation and expenses of Trustees who are not otherwise affiliated with the Trust, the Adviser or John Hancock or any of their affiliates; expenses of Trustees' and shareholders' meetings; trade association memberships; insurance premiums; and any extraordinary expenses.

      The State of California imposes a limitation on the expenses of the Fund. The Advisory Agreement provides that if, in any fiscal year, the total expenses of the Fund (excluding taxes, interest, brokerage commissions and extraordinary items, but including the management fee) exceed the expense limitations applicable to the Fund imposed by the securities regulations of any state in which it is then registered to sell shares, the Adviser will pay or reimburse monthly the Fund for that excess up to the amount of its management fee during that fiscal year. Although there is no certainty that any limitations will be in effect in the future, the California limitation on an annual basis currently is 2.5% of the first $30 million of average net assets, 2.0% of the next $70 million of net assets and 1.5% of the remaining net assets.

      The continuation of the Advisory Agreement for the Trust was last approved on May 1, 1995 by all of the Trustees of Freedom Investment Trust II, including all of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any such party. The Advisory Agreement was approved by the shareholders of the Fund on September 6, 1991 and an amendment to the Advisory Agreement to increase the fee payable thereunder was approved by the shareholders of the Fund on October 28, 1993. The Advisory Agreement will continue in effect from year to year, provided that its continuance is approved annually both (i) by the holders of a majority of the outstanding voting securities of the Fund or by the Board of Trustees, and (ii) by a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any such party. The Advisory Agreement may be terminated on 60 days' written notice by either party and will terminate automatically if it is assigned.


DISTRIBUTION CONTRACT

      Freedom Investment Trust II has entered into a Distribution Agreement with John Hancock Funds, Inc. and Freedom Distributors Corporation (together the "Distributors") on a "best efforts" basis. Class A and Class B shares of the Fund are sold to dealers who have entered into dealer agreements with the Distributors (the "Selling Brokers").

      The Distributors accept orders for the purchase of the shares of the Fund which are continually offered at net asset value next determined plus an applicable sales charge, if any. In connection with the sale of Class A or Class B shares of the Fund, the Distributors and Selling Brokers receive compensation in the form of a sales charge imposed, in the case of Class A shares at the time of sale or, in the case of Class B shares, on a deferred basis. The sales charges are discussed further in the Prospectus.

      The Fund's Trustees adopted Distribution Plans with respect to Class A and Class B shares ("the Plans"), pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plans, the Fund will pay distribution and service fees at an aggregate annual rate of up to 0.30% and 1.00% respectively, of the Fund's daily net assets attributable to shares of that class. However, the service fee will not exceed 0.25% of the Fund's average daily net assets attributable to each class of shares. The distribution fees reimburse Distributors for their distribution costs incurred in the promotion of sales Fund shares, and the service fees compensate Selling Brokers for providing personal and account maintenance services to shareholders. In the event that the Distributors are not fully reimbursed for expenses they incur under the Class B Plan in any fiscal year, the Distributors may carry these expenses forward, provided, however, that the Trustees may terminate the Class B Plan and thus the Fund's obligation to make further payments at any time. Accordingly, the Fund does not treat unreimbursed expenses relating to the Class B shares as a liability of the Fund. The Plans were approved by a majority of the voting securities of the Fund. The Plans and all amendments were approved by the Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plans (the "Independent Trustees"), by votes cast in person at meeting called for the purpose of voting on such Plans.

      Pursuant to the Plans, at least quarterly, the Distributors provide the Fund with a written report of the amounts expended under the Plans and the purpose for which these expenditures were made. The Trustees review these reports on a quarterly basis.

      Each of the Plans provides that it will continue in effect only as long as its continuance is approved at least annually by a majority of both the Trustees and the Independent Trustees. Each of the Plans provides that it may be terminated without penalty, (a) by vote of a majority of the Independent Trustees, (b) by a vote of a majority of the Fund's outstanding shares of the applicable class in each case upon 60 day's written notice to the Distributors and (c) automatically in the event of assignment. Each of the Plans further provides that it may not be amended to increase the maximum amount of the fees for the services described therein without the approval of a majority of the outstanding shares of the class of the Fund which has voting rights with respect to the Plan. And finally, each of the Plans provides that no material amendment to the Plan will, in any event, be effective unless it is approved by a vote of the Trustees and the Independent Trustees of the Fund. The holders of Class A and Class B shares have exclusive voting rights with respect to the Plan applicable to their respective class of shares. In adopting the Plans the Trustees concluded that, in their judgment, there is a reasonable likelihood that the Plans will benefit the holders of the applicable classes of shares of the Fund.

      During the fiscal year ended October 31, 1995, with respect to the Class A shares and Class B shares of the Fund, the Fund paid the Distributors the following amounts of expenses:


Expense                                     Class A        Class B
 Items                                       Shares         Shares
-------                                     -------        --------
Advertising                                 $ 8,300        $ 46,173
Printing and Mailing of Prospectuses
   to New Shareholders                      $   942        $  4,543
Compensation to Selling Brokers             $11,899        $391,996
Expenses of Distributor                     $26,988        $154,649
Interest, Carrying or Other Finance
   Charges                                  $     0        $281,712


NET ASSET VALUE

      For purposes of calculating the net asset value ("NAV") of a Fund's shares, the following procedures are utilized wherever applicable.

      Debt investment securities are valued on the basis of valuations furnished by a principal market maker or a pricing service, both of which generally utilize electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities without exclusive reliance upon quoted prices.

      Equity securities traded on a principal exchange or NASDAQ National Market Issues are generally valued at last sale price on the day of valuation. Securities in the aforementioned category for which no sales are reported and other securities traded over-the-counter are generally valued at the last available bid price.

      Short-term debt investments which have a remaining maturity of 60 days or less are generally valued at amortized cost which approximates market value. If market quotations are not readily available or if in the opinion of the Adviser any quotation or price is not representative of true market value, the fair value of the security may be determined in good faith in accordance with procedures approved by the Trustees.

      Any assets or liabilities expressed in terms of foreign currencies are translated into U.S. dollars by the custodian bank based on London currency exchange quotations as of 5:00 p.m. London time (12:00 noon, New York time) on the date of any determination of a Fund's NAV.

      A Fund will not price its securities on the following national holidays:
New Year's Day; Presidents' Day; Good Friday; Memorial Day' Independence Day; Labor Day; Thanksgiving Day' and Christmas Day. On any day an international market is closed and the new York Stock Exchange is open with the current Day's exchange rate. Trading of foreign securities may take place on Saturdays and U.S. business holidays on which a Fund's NAV is not calculated. consequently, a Fund's portfolio securities may trade and the NAV of the Fund's redeemable securities may be significantly affected on days when a shareholder has no access to the Fund.


INITIAL SALES CHARGE ON CLASS A SHARES

      The sales charges applicable to purchase of Class A shares of the Fund are described in the Fund's Prospectus. Methods of obtaining a reduced sales charges referred to generally in the

Prospectus are described in detail below. In calculating the sales charge applicable to current purchases of Class A shares of the Fund, the investor is entitled to cumulate current purchases with the greater of the current value (at offering price) of the Class A shares of the Fund, or if Investor Services is notified by the investor's dealer or the investor at the time of the purchase, the cost of the Class A shares owned.

Combined Purchases. In calculating the sales charge applicable to purchases of Class A shares made at one time, the purchases will be combined if made by (a) an individual, his or her spouse and their children under the age of 21, purchasing securities for his, her or their own account, (b) a trustee or other fiduciary purchasing for a single trust, estate or fiduciary account and (c) certain groups of four or more individuals making use of salary deductions or similar group methods of payment whose funds are combined for the purchase of mutual fund shares. Further information about combined purchases, including certain restrictions on combined group purchases, is available from Investor Services or a Selling Broker's representative.

Without Sales Charge. As described in the Prospectus, Class A shares of the Fund may be sold without a sales charge to certain persons described in the Prospectus.

Accumulation Privilege. Investors (including investors combining purchases) who are already Class A shareholders may also obtain the benefit of a reduced sales charge by taking into account not only the amount then being invested but also the purchase price or current account value of the Class A shares already held by such persons.

Combination Privilege. Reduced sales charges (according to the schedule set forth in the Prospectus) also are available to an investor based on the aggregate amount of his concurrent and prior investments in Class A shares of the Fund and shares of all other John Hancock funds which carry a sales charge.

Letter of Intention. Reduced sales charges are also applicable to investments made over a specified period pursuant to a Letter of Intention (the "LOI"), which should be read carefully prior to its execution by an investor. The Fund offers two options regarding the specified period for making investments under the LOI. All investors have the option of making their investments over a specified period of thirteen (13) months. Investors who are using the Fund as a funding medium for a qualified retirement plan, however, may opt to make the necessary investments called for by the LOI over a forty-eight (48) month period. These qualified retirement plans include group IRA, SEP, SARSEP, TSA, 401(k) and Section 457 plans. Such an investment (including accumulations and combinations) must aggregate $100,000 or more invested during the specified period from the date of the LOI or from a date within ninety (90) days prior thereto, upon written request to Fund Services. The sales charge applicable to all amounts invested under the LOI is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, the difference in the sales charge actually paid and the sales charge payable had the LOI not been in effect is due from the investor. However, for the purchases actually made within the specified period 13 or 48 months the sales charge applicable will not be higher than that which would have applied (including accumulations and combinations) had the LOI been for the amount actually invested.

      The LOI authorizes Investor Services to hold in escrow a sufficient Class A shares (approximately 3% of the aggregate) to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the specified period, at which time the escrow Class A shares will be released. If the total investment specified in the LOI is not completed, the Class A shares held in escrow may be redeemed and the proceeds used as required to pay such sales charge as may be due. By signing the LOI, the investor authorizes Investor Services to act as his or her attorney-in-fact to redeem any escrowed Class A shares and adjust the sales charge, if necessary. A LOI does not constitute a binding commitment by an investor to purchase, or by the Fund to sell, any additional Class A shares and may be terminated at any time.


DEFERRED SALES CHARGE ON CLASS B SHARES

      Investments in Class B shares are purchased at net asset value per share without the imposition of an initial sales charge so that the Fund will receive the full amount of the purchase payment.

Contingent Deferred Sales Charge. Class B shares which are redeemed within four years of purchase will be subject to a contingent deferred sales charge ("CDSC") at the rates set forth in the Prospectus as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class B shares being redeemed. Accordingly, no CDSC will be imposed on increases in account value above the initial purchase prices, including Class B shares derived from reinvestment of dividends or capital gains distributions.

      The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining this number of years from the time of any payment for the purchases of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month.

      Proceeds from the CDSC are paid to John Hancock Funds and are used in whole or in part by John Hancock Funds to defray their expenses related to providing distribution-related services to the Fund in connection with the sale of the Class B shares, such as the payment of compensation to select Selling Brokers for selling Class B shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B shares without a sales charge being deducted at the time of the purchase. See the Prospectus for additional information regarding the CDSC.


SPECIAL REDEMPTIONS

      Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Trustees. When the shareholder sells portfolio securities received in this fashion, he or she would incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Fund has, however, elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, the Fund must redeem its shares for cash except to the extent that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of the Fund's net asset value at the beginning of such period.


ADDITIONAL SERVICES AND PROGRAMS

Exchange Privilege. As described more fully in the Prospectus, the Fund permits exchanges of shares of any class of the Fund for shares of the same class in any other John Hancock fund offering that class.

Systematic Withdrawal Plan. As described briefly in the Prospectus, the Fund permits the establishment of a Systematic Withdrawal Plan. Payments under this plan represent proceeds arising from the redemption of Fund shares. Since the redemption price of the Fund shares may be more or less than the shareholder's cost, depending upon the market value of the securities owned by the Fund at the time of redemption, the distribution of cash pursuant to this plan may result in realization of gain or loss for purposes of Federal, state and local income taxes. The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional Class A or Class B shares of the Fund could be disadvantageous to a shareholder because of the initial sales charge payable on such purchases of Class A shares and the CDSC imposed on redemptions of Class B shares and because redemptions are taxable events. Therefore, a shareholder should not purchase Class A or Class B shares at the same time a Systematic Withdrawal Plan is in effect. The Fund reserves the right to modify or discontinue the Systematic Withdrawal Plan of any shareholder on 30 days' prior written notice to such shareholder, or to discontinue the availability of such plan in the future. The shareholder may terminate the plan at any time by giving proper notice to Investor Services.

Monthly Automatic Accumulation Program ("MAAP"). This program is explained more fully in the Prospectus. The program, as it relates to automatic investment checks, is subject to the following:

      The investments will be drawn on or about the day of the month indicated.

      The privilege of making investments through the Monthly Automatic Accumulation Program may be revoked by Investor Services without prior notice if any investment is not honored by the shareholder's bank. The bank shall be under no obligation to notify the shareholder as to the non-payment of any checks.

      The program may be discontinued by the shareholder either by calling Investor Services or upon written notice to Investor Services which is received at least five (5) business days prior to the due date of any investment.

Reinvestment Privilege. A shareholder who has redeemed shares of the Fund may, within 120 days after the date of redemption, reinvest without payment of a sales charge any part of the redemption proceeds in shares of the same class of the Fund or in any other John Hancock funds, subject to the minimum investment limit of that fund. The proceeds from the redemption of Class A shares may be reinvested at net asset value without paying a sales charge in Class A shares of the Fund or in Class A shares of any of the other John Hancock funds. If a CDSC was paid upon a redemption, a shareholder may reinvest the proceeds from this redemption at net asset value in additional shares of the class from which the redemption was made. The shareholder's account will be credited with the amount of any CDSC charged upon the prior redemption and the new shares will continue to be subject to the CDSC. The holding period of the shares acquired through reinvestment will, for purposes of computing the CDSC payable upon a subsequent redemption, include the holding period of the redeemed shares. The Fund may modify or terminate the reinvestment privilege at any time.

      A redemption or exchange of Fund shares is a taxable transaction for Federal income tax purposes even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of Fund shares will be treated for tax purposes as described under the caption "Tax Status."


DESCRIPTION OF THE FUND'S SHARES

      The Trustees of the Trust are responsible for the management and supervision of the Fund. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Fund, without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series, without further action by shareholders. As of the date of this Statement of Additional Information, the Trustees have authorized the issuance of two classes of shares of the Fund, designated as Class A and Class B.

      The shares of each class of the Fund represent an equal proportionate interest in the aggregate net assets attributable to the class of the Fund. Class A and Class B shares of the Fund will be sold exclusively to members of the public (other than the institutional investors described in the Prospectus) at net asset value. A sales charge will be imposed either at the time of the purchase, for Class A shares, or on a contingent deferred basis, for Class B shares. For Class A shares, no sales charge is payable at the time of purchase on investments of $1 million or more, but for such investments a CDSC may be imposed in the event of certain redemption transactions within one year of purchase.

      Class A and Class B shares each have exclusive voting rights on matters relating to their respective distribution plans. The different classes of the Fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.

      Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except that (i) the distribution and service fees relating to Class A and Class B shares will be borne exclusively by that class
(ii) Class B shares will pay higher distribution and service fees than Class A shares and (iii) each of Class A and Class B shares will bear any other class expenses properly allocable to such class of shares, subject to the conditions set forth in a private letter ruling that the Fund has received from the Internal Revenue Service relating to its multiple-class structure. Similarly, the net asset value per share may vary depending on whether Class A and Class B shares are purchased.

      In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to such shareholders. Shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable, by the Trust, except as set forth below.

      Unless otherwise required by the Investment Company Act or the Declaration of Trust, the Fund has no intention of holding annual meetings of shareholders. Fund shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust's outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with a requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

      Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for act or obligations of the Trust. However, the Fund's Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations or affairs of the Fund. The Declaration of Trust also provides for indemnification out of the Fund's assets for all losses and expenses of any Fund shareholder held personally liable by reason of being or having been a shareholder. Liability is therefor limited to circumstances in which the Fund itself would be unable to meet its obligations, and the possibility of this occurrence is remote.


TAX STATUS

      Each series of Freedom Investment Trust II, including the Fund, is treated as a separate entity for tax purposes. The Fund has qualified and elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and intends to continue to so qualify for each taxable year. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, the Fund will not be subject to Federal income tax on taxable income (including net realized capital gains) which is distributed to shareholders at least annually in accordance with the timing requirements of the Code.

      Distributions from the Fund's current or accumulated earnings and profits (E & P) The Fund will be subject to a 4% percent non-deductible Federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Fund intends under normal circumstances to avoid liability for such tax by satisfying such distribution requirements, as computed for Federal income tax purposes, will be taxable as described in the Fund's Prospectus whether taken in shares or in cash. Distributions, if any, in excess of E & P will constitute a return of capital, which will first reduce an investor's tax basis in Fund shares and thereafter (after such basis is reduced to zero) will generally give rise to capital gains. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distributions in cash, dividend by the number of shares received.

      If the Fund invests in stock of certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest producing investments, dividends, rents, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to Federal income tax and additional interest charges on "excess distributions" received from these passive foreign investment companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such tax. Certain elections if available ameliorate these adverse tax consequences. Accordingly, the Fund may limit its investment in passive foreign investment companies to minimize tax liability or maximize its return from these investments.

      Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain foreign currency futures and options, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to the Fund's investment in stock or securities, possibly including speculative currency positions or currency derivatives not used for hedging purposes, may increase the amount of gain it is deemed to recognize from the sale of certain investments held for less than three months, which gain is limited under the Code to less than 30% of its annual gross income, and could under future Treasury regulations produce income not among the types of "qualifying income" from which the Fund must derive at least 90% of its annual gross income. If the net foreign exchange loss for a year treated as ordinary loss under Section 988 were to exceed the Fund's investment company taxable income computed without regard to such loss (i.e., all of the Fund's net income other than any excess of net long-term capital gain over net short-term capital loss) the resulting overall ordinary loss for such year would not be deductible by the Fund or its shareholders in future years.

      The Fund may be subject to withholding and other taxes imposed by foreign countries with respect to its investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Investors may be entitled to claim U.S. foreign tax credits with respect to such taxes, subject to certain provisions and limitations contained in the Code. Specifically, if more than 50% of the value of the Fund's total assets at the close of any taxable year consists of stock or securities of foreign corporations, the Fund may file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to (i) include in ordinary gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by the Fund even though not actually received by them, and (ii) treat such respective pro rata portions as foreign income taxes paid by them.

      If the election is made, shareholders may then deduct such pro rata portions of foreign income taxes in computing their taxable incomes, or, alternatively, use them as foreign tax credits, subject to applicable limitations, against their U.S. Federal income taxes. Shareholders who do not itemize deductions for Federal income tax purposes will not, however, be able to deduct their pro rata portions of foreign income taxes paid by the Fund, although such shareholders will be required to include their share of such taxes in gross income. Shareholders who claim a foreign tax credit for such foreign taxes may be required to treat a portion of dividends received from the Fund as a separate category of income for purposes of computing the limitations on the foreign tax credit. Tax-exempt shareholders will ordinarily not benefit from this election. Each year that the Fund files the election described above, its shareholders will be notified of the amount of (i) each shareholder's pro rata share of foreign income taxes paid by the Fund and (ii) the portion of Fund dividends which represents income from each foreign country.

      The amount of net realized short-term and long-term capital gains, if any, in any given year will vary depending upon the Adviser's current investment strategy and whether the Adviser believes it to be in the best interest of the Fund to dispose of portfolio securities or enter into options or futures transactions that will generate capital gains. At the time of an investor's purchase of Fund shares, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions on those shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

      Upon a redemption of shares of (including by exercise of the exchange privilege) a shareholder may realize a taxable gain or loss depending upon his basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term, depending upon the shareholder's tax holding period for the shares. A sales charge paid in purchasing Class A shares of the Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of the Fund or another John Hancock fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. This disregarded charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Also, any loss realized on a redemption or exchange may be disallowed to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days, beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to the Automatic Dividend Reinvestment Plan. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares.

      Although its present intention is to distribute all net capital gains, if any, the Fund reserves the right to retain and reinvest all or any portion of its "net capital gain", which is the excess, as computed for Federal income tax purposes, of net long-term capital gain over net short-term capital loss in any year. The Fund will not in any event distribute net long-term capital gain realized in any year to the extent that a capital loss is carried forward from prior years against such gain. To the extent such excess was retained and not exhausted by the carryforward of prior years' capital losses, it would be subject to Federal income tax in the hands of the Fund. Each shareholder would be treated for Federal income tax purposes as if the Fund had distributed to him on the last day of its taxable year his pro rata shares of such excess, and he had paid his pro rata share of the taxes paid by the Fund and reinvested the remainder in the Fund. Accordingly, each shareholder would (a) include his pro rate share of such excess as long-term capital gain income in his return for his taxable year in which the last day of the Fund's taxable year falls, (b) be entitled either to a tax credit on his return for, or to a refund of, his pro rata shares of the taxes paid by the Fund, and (c) be entitled to increase the adjusted tax basis for his shares in the Fund by the difference between his pro rata share of such excess and his pro rata share of such taxes.

      For Federal income tax purposes, the Fund is permitted to carry forward a net capital loss in any year to offset its net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in Federal income tax liability to the Fund and, as noted above, would not be distributed as such to shareholders. The Fund has $29,216,361 of capital loss carryforwards, available, to the extent provided by regulations to offset net capital gains. Of these, $1,001,257 expire October 31, 1999, $ 17,243,199 expire October 31, 2000, $
3,127,414 expire October 31, 2001, $ 2,740,548 expire October 31, 2002 and
$5,103,943 expire October 31, 2003.

      Only a very small portion, if any, of the distributions from the Fund is expected to qualify for the dividends-received deduction for corporations, subject to the limitations applicable under the Code. The qualifying portion is limited to properly designated distributions derived from dividend income (if any) the Fund receives from certain stock in U.S. domestic corporations.

      The Fund accrues income on certain PIKs, zero coupon securities or certain increasing rate securities (and, in general, other securities with original issue discount or with market discount if the Fund elects to include market discount in income currently) prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at least annually, all or substantially all of its net income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid Federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

      Investment in debt obligations that are at risk of or in default presents special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Fund in order to reduce the risk of distributing insufficient income to preserve its status as a regulated investment company and seek to avoid becoming subject to Federal income or excise tax.

      Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

      Limitations imposed by the Code on regulated investment companies like the Fund may restrict the Fund's ability to enter into futures, options, and forward transactions. Certain payments received by the Fund with respect to loan participations, such as commitment fees or facility fees, may not be treated as qualifying income under the 90% requirement referred to above if they are not properly treated as interest under the Code.

      Certain options, futures and forward foreign currency transactions undertaken by the Fund may cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated and affect the character as long-term or short-term (or, in the case of certain currency forwards, options and futures, as ordinary income or loss) and timing of some capital gains and losses realized by the Fund. Also, certain of the Fund's losses on its transactions involving options, futures or forward contracts and/or offsetting portfolio positions may be deferred rather than being taken into account currently in calculating the Fund's taxable income. Certain of the applicable tax rules may be modified if the Fund is eligible and chooses to make one or more of certain tax elections that may be available. These transactions may therefore affect the amount, timing and character of the Fund's distributions to shareholders. The Fund will take into account the special tax rules (including consideration of available elections) applicable to options, futures or forward contracts in order to minimize any potential adverse tax consequences.

      The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to
certain  classes  of  investors,   such  as  tax-exempt  entities,   insurance
companies, and
financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the or redemption (including an exchange) of Fund shares may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Fund in their particular circumstances.

      Non-U.S. investors not engaged in a U.S. trade or business with which their Fund investment is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to nonresident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8 or authorized substitute is on file, to 31% backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Fund.

      The Fund is not subject to Massachusetts corporate excise or franchise taxes. Provided that the Fund qualifies as a regulated investment company under the Code, it will also not be required to pay any Massachusetts income tax.


CALCULATION OF PERFORMANCE

     For the 30-day period ended October 31, 1995, the annualized yield on Class A and Class B shares of the Fund was 8.37% and 7.96%, respectively. The average annual total return of the Class A and for Class B shares of the Fund for the 1 year period ended October 31, 1995 was 5.52% and 4.97%, respectively. For the period ended October 31, 1995, the average annual total return for Class A shares from commencement of operations on January 3, 1992 and for Class B shares from commencement of operations on December 28, 1990 was 4.28% and 4.85%, respectively.

     The Fund's yield is computed by dividing net investment income per share determined for a 30-day period by the maximum offering price per share (which includes the full sales charge) on the last day of the period, according to the following standard formula:

[GRAPHIC OMITTED]

Where:

      a     =     dividends and interest earned during the period.

      b     =     net expenses accrued during the period.

      c     =     the average daily number of fund shares outstanding during the period that would be entitled to receive dividends.

      d     =     the maximum offering price per share on the last day of the period (NAV where applicable).

      The "distribution rate" is determined by annualizing the result of dividing the declared dividends of the Fund during the period stated by the maximum offering price or net asset value at the end of the period. Excluding the Fund's sales load from the distribution rate produces a higher rate.

      The Fund's total return is computed by finding the average annual compounded rate of return over the 1 year and life of fund periods that would equate the initial amount invested to the ending redeemable value according to the following formula:

[GRAPHIC OMITTED]

Where:

P =         a hypothetical initial investment of $1,000.

T =         average annual total return.

n =         number of years.

ERV = ending redeemable value of a hypothetical $1,000 investment made at the beginning of the 1 year and life-of-the fund periods.

      In the case of Class A or Class B shares, this calculation assumes the maximum sales charge of 3.00% is included in the initial investment or the CDSC applied at the end of the period. This calculation also assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.

      In addition to average annual total returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions, over any time period. Total returns may be quoted with or without taking the Fund's 3.00% sales charge on Class A shares or the 3.00% CDSC on Class B shares into account. Excluding the Fund's sales charge on Class A shares and the CDSC on Class B shares from a total return calculation produces a higher total return figure.

      From time to time, in reports and promotional literature, the Fund's total return will be compared to indices of mutual funds such as Lipper Analytical Services, Inc.'s "Lipper-Mutual Performance Analysis," a monthly publication which tracks net assets, total return, and yield on mutual funds in the United States. Ibottson and Associates, CDA Weisenberger and F.C. Towers are also used for comparison purposes, as well as the Russell and Wilshire indices.

      Performance rankings and ratings reported periodically in national financial publications such as Money Magazine, Forbes, Business Week, The Wall Street Journal, Morningstar, Stangers and Barron's will also be utilized.

      The performance of the Fund is not fixed or guaranteed. Performance quotations should not be considered to be representations of performance of the Fund for any period in the future. The performance of the Fund is a function of many factors including its earnings, expenses and number of outstanding shares. Fluctuating market conditions; purchases, sales and maturities of portfolio securities; sales and redemptions of shares of beneficial interest; and changes in operating expenses are all examples of items that can increase or decrease Fund performance.

BROKERAGE ALLOCATION

      Decisions concerning the purchase and sale of portfolio securities and the allocation of brokerage commissions are made by officers of the Fund pursuant to recommendations made by an investment committee of the Adviser, which consists of officers and directors of the Adviser and its affiliates, and officers and Trustees who are interested persons of the Fund. Orders for purchases and sales of securities are placed in a manner which, in the opinion of the officers of the Fund, will offer the best price and market for the execution of each such transaction. Purchases from underwriters of portfolio securities may include a commission or commissions paid by the issuer and transactions with dealers serving as market makers reflect a "spread." Investments in debt securities are generally traded on a net basis through dealers acting for their own account as principals and not as brokers; no brokerage commissions are payable on such transactions.

      The Fund's primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. This policy governs the selection of brokers and dealers and the market in which a transaction is executed. Consistent with the foregoing primary policy, the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

      To the extent consistent with the foregoing, the Fund will be governed in the selection of brokers and dealers, and in the negotiation of brokerage commission rates and dealer spreads, by the reliability and quality of the services, including primarily the availability and value of research information, and, to a lesser extent, statistical assistance furnished to the Adviser of the Fund, and their value and expected contribution to the performance of the Fund. It is not possible to place a dollar value on information and services to be received from brokers and dealers, since it is only supplementary to the research efforts of the Adviser. The receipt of research information is not expected to reduce significantly the expenses of the Adviser. The research information and statistical assistance furnished by brokers and dealers may benefit the Life Company or other advisory clients of the Adviser, and conversely, brokerage commissions and spreads paid by other advisory clients of the Adviser may result in research information and statistical assistance beneficial to the Fund. The Fund will make no commitment to allocate portfolio transactions upon any prescribed basis. While the Adviser will be primarily responsible for the allocation of the Fund's brokerage business, their policies and practices in this regard must be consistent with the foregoing and will at all times be subject to review by the Trustees. For the years ended on October 31, 1995, 1994 and 1993, no negotiated brokerage commissions were paid on portfolio transactions.

      As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Fund may pay a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by the Trustees that such price is reasonable in light of the services provided and to such policies as the Trustees may adopt from time to time. During the fiscal year ended October 31, 1995, the Fund did not pay commissions as compensation to any brokers for research services such as industry, economic and company reviews and evaluations of securities.

      The Adviser's indirect parent, the Life Company, is the indirect sole shareholder of John Hancock Freedom Securities Corporation and its subsidiaries, two of which, Tucker Anthony Incorporated ("Tucker Anthony") and Sutro & Company, Inc. ("Sutro"), are broker-dealers ("Affiliated Brokers"). Pursuant to procedures established by the Trustees and consistent with the above policy of obtaining best net results, the Fund may execute portfolio transactions with or through Tucker Anthony or Sutro. During the years ending October 31, 1995 and 1994, the Fund did not execute any portfolio transactions with Affiliated Brokers.

      Any of the Affiliated Brokers may act as broker for the Fund on exchange transactions, subject, however, to the general policy of the Fund set forth above and the procedures adopted by the Trustees pursuant to the Investment Company Act. Commissions paid to an Affiliated Broker must be at least as favorable as those which the connection with comparable transactions involving similar securities being purchased or sold. A transaction would not be placed with an Affiliated Broker if the Fund would have to pay a commission rate less favorable than the Affiliated Broker's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers except for accounts for which the Affiliated Brokers acts as of the Trustees who are not interested persons (as defined in the Investment Company Act) of the Fund, the Adviser or the Affiliated Broker. Because the Adviser, which is affiliated with the Affiliated Brokers, has, as an investment adviser to the Fund, the obligation to provide investment management services, which includes elements of research and related investment skills, such research and related skills will not be used by the Affiliated Brokers as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria. The Fund will not effect principal transactions with Affiliated Brokers.


TRANSFER AGENCY SERVICES

      John Hancock Investor Services, Corporation ("Investor Services"), P.O. Box 9116, Boston, MA 02205-9116, a wholly-owned indirect subsidiary of the Life Company is the transfer and dividend paying agent for the Fund. The Fund pays an annual fee of $20.00 for each Class A shareholder and $22.50 for each Class B shareholder, plus certain out-of-pocket expenses. These expenses are aggregated and charged to the Fund and allocated to each class on the basis of the relative net asset values.


CUSTODY OF PORTFOLIO

      Portfolio securities of the Fund are held pursuant to a custodian agreement between the Trust and State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. Under the custodian agreement, State Street Bank and Trust Company performs custody, portfolio and fund accounting services.


INDEPENDENT AUDITORS

      Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts, 02110. Price Waterhouse LLP audits and renders an opinion on the Fund's annual financial statements and reviews the Fund's annual Federal income tax return.

                                   APPENDIX A

                          DESCRIPTION OF BOND RATINGS *
Moody's Bond ratings

Bonds. "Bonds which are rated 'Aaa' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge.' Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most likely to impair the fundamentally strong position of such issues.

"Bonds which are rated 'Aa' are judged to be of high quality by all standards. Together with the 'Aaa' group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in 'Aaa' securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in 'Aaa' securities.

"Bonds which are rated 'A' possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

"Bonds which are rated 'Baa' are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

"Bonds which are rated 'Ba' are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position, characterizes bonds in this class.

"Bonds which are rated 'B' generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue. Should no rating be assigned, the reason may be one of the following: (i) an application for rating was not received or accepted; (ii) the issue or issuer belongs to a group of securities that are not rated as a matter of policy; (iii) there is a lack of essential data pertaining to the issue or issuer; or (iv) the issue was privately placed, in which case the rating is not published in Moody's publications.

----------
* As described by the rating companies themselves.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Standard & Poor's Bond ratings

"AAA. Debt rated 'AAA' has the highest rating by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

"AA. Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

"A. Debt rated 'A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

"BBB. Debt rated 'BBB' is regarded as having adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories."

Debt rated "BB," or "B," is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and pay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

Unrated. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

                            COMMERCIAL PAPER RATINGS

Moody's Commercial Paper Ratings

Moody's ratings for commercial paper are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's two highest commercial paper rating categories are as follows:

"P-1 -- "Prime-1" indicates the highest quality repayment capacity of the rated issues.

"P-2 -- "Prime-2" indicates that the issuer has a strong capacity for repayment of short-term promissory obligations. Earnings trends and coverage ratios, while sound, will be more subjective to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained."

Standard & Poor's Commercial Paper Ratings

Standard & Poor's commercial paper ratings are current assessments of the likelihood of timely payment of debts having an original maturity of no more than 365 days. Standard & Poor's two highest commercial paper rating categories are as follows:

"A-1 -- This designation indicates that the degree of safety regarding timely payment is very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

"A-2 -- Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1."

                              FINANCIAL STATEMENTS

              John Hancock Funds - Short-Term Strategic Income Fund

STATEMENT OF ASSETS AND LIABILITIES
October 31, 1995
--------------------------------------------------------------------------------

ASSETS:
  Investments at value - Note C:
   Bonds (cost - $96,872,492) ..................................................   $  97,708,989
   Joint repurchase agreement (cost - $2,587,000) ..............................       2,587,000
                                                                                   -------------
                                                                                     100,295,989
  Cash .........................................................................          47,740
  Interest receivable ..........................................................       2,524,930
  Deferred organization expenses - Note A ......................................           8,623
  Other assets .................................................................          15,638
                                                                                   -------------
                    Total Assets ...............................................     102,892,920
                    ----------------------------------------------------------------------------
LIABILITIES:
  Dividend payable .............................................................          15,650
  Payable for shares repurchased ...............................................          52,270
  Payable for investments purchased ............................................       1,051,208
  Payable to John Hancock Advisers, Inc. and affiliates - Note B ...............          69,523
  Accounts payable and accrued expenses ........................................         106,683
                                                                                   -------------
                    Total Liabilities ..........................................       1,295,334
                    ----------------------------------------------------------------------------
NET ASSETS:
  Capital paid-in ..............................................................     130,018,481
  Accumulated net realized loss on investments and foreign
  currency transactions ........................................................     (29,216,361)
  Net unrealized appreciation of investments and foreign
  currency transactions ........................................................         811,116
  Distributions in excess of net investment income .............................         (15,650)
                                                                                   -------------
                    Net Assets .................................................   $ 101,597,586
                    ============================================================================
NET ASSET VALUE PER SHARE:
  (Based on net asset values and shares of beneficial interest outstanding -
  unlimited number of shares authorized with no par value, respectively)
  Class A - $16,996,512/2,020,156 ..............................................   $        8.41
================================================================================================
  Class B - $84,601,074 / 10,068,537 ...........................................   $        8.40
================================================================================================
MAXIMUM OFFERING PRICE PER SHARE*
  Class A - ($8.41 x 103.09%) ..................................................   $        8.67
================================================================================================

* On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

THE STATEMENT OF ASSETS AND LIABILITIES IS THE FUND'S BALANCE SHEET AND SHOWS THE VALUE OF WHAT THE FUND OWNS, IS DUE AND OWES ON OCTOBER 31, 1995. YOU'LL ALSO FIND THE NET ASSET VALUE PER SHARE AND THE MAXIMUM OFFERING PRICE AS OF THAT DATE.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

              John Hancock Funds - Short-Term Strategic Income Fund

STATEMENT OF OPERATIONS
Year ended October 31, 1995
-------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest (net of foreign withholding taxes of $5,127) ................................      $ 10,992,443
                                                                                              ------------
  Expenses:
   Distribution/service fee - Note B
     Class A ...........................................................................            48,128
     Class B ...........................................................................           879,073
   Investment management fee - Note B ..................................................           682,732
   Transfer agent fee - Note B .........................................................           187,299
   Custodian fee .......................................................................            99,641
   Auditing fee ........................................................................            62,800
   Registration and filing fees ........................................................            24,393
   Printing ............................................................................            23,228
   Trustees' fees ......................................................................            21,608
   Organization expense - Note A .......................................................            15,702
   Miscellaneous .......................................................................             5,970
   Legal fees ..........................................................................             5,740
                                                                                              ------------
                    Total Expenses .....................................................         2,056,314
                    --------------------------------------------------------------------------------------
                    Net Investment Income ..............................................         8,936,129
                    --------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
  Net realized loss on investments sold ................................................        (5,505,804)
  Net realized loss on foreign currency transactions ...................................          (406,085)
  Change in net unrealized appreciation/depreciation of investments ....................         4,079,849
  Change in net unrealized appreciation/depreciation of foreign currency transactions...           981,818
                                                                                              ------------
                    Net Realized and Unrealized Loss on Investments and Foreign
                    Currency Transactions ..............................................          (850,222)
                    --------------------------------------------------------------------------------------
                    Net Increase in Net Assets Resulting from Operations ...............      $  8,085,907
                    ======================================================================================

THE STATEMENT OF OPERATIONS SUMMARIZES THE FUND'S INVESTMENT INCOME EARNED AND EXPENSES INCURRED IN OPERATING THE FUND. IT ALSO SHOWS NET GAINS (LOSSES) FOR THE PERIOD.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

              John Hancock Funds - Short-Term Strategic Income Fund

STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

                                                                                       YEAR ENDED OCTOBER 31,
                                                                                  ------------------------------
                                                                                       1995             1994
                                                                                  -------------    -------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income ........................................................  $   8,936,129    $   9,910,079
  Net realized loss on investments sold and foreign currency transactions ......     (5,911,889)      (5,810,926)
  Change in net unrealized appreciation/depreciation of investments and foreign
  currency transactions ........................................................      5,061,667       (1,902,026)
                                                                                  -------------    -------------
   Net Increase in Net Assets Resulting from Operations ........................      8,085,907        2,197,127
                                                                                  -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Dividends from net investment income
   Class A - ($0.6084 and $0.6224 per share, respectively) .....................     (1,163,444)        (693,087)
   Class B - ($0.5592 and $0.5649 per share, respectively) .....................     (5,943,424)      (7,303,157)
  Dividends in excess of net investment income

   Class A - (none and $0.0428 per share, respectively) ........................           --            (47,616)
   Class B - (none and $0.0393 per share, respectively) ........................           --           (508,661)
  Distributions in excess of net realized gain on investments sold

   Class A - (none and $0.1154 per share, respectively) ........................           --           (114,916)
   Class B - (none and $0.1154 per share, respectively) ........................           --         (1,691,979)
  Distributions from capital paid-in

   Class A - ($0.1566 and $0.0966 per share, respectively) .....................       (299,463)        (107,572)
   Class B - ($0.1439 and $0.0966 per share, respectively) .....................     (1,529,798)      (1,249,943)
                                                                                  -------------    -------------
     Total Distributions to Shareholders .......................................     (8,936,129)     (11,716,931)
                                                                                  -------------    -------------

FROM FUND SHARE TRANSACTIONS-- NET* ............................................     (9,033,071)     (33,002,925)
                                                                                  -------------    -------------

NET ASSETS:
  Beginning of period ..........................................................    111,480,879      154,003,608
                                                                                  -------------    -------------
  End of period (including distributions in excess of net investment income of
  $15,650 and $1,275,819, respectively) ........................................  $ 101,597,586    $ 111,480,879
                                                                                  =============    =============
* ANALYSIS OF FUND SHARE TRANSACTIONS:

                                                                                           YEAR ENDED OCTOBER 31,
                                                                      -------------------------------------------------------------
                                                                                 1995                             1994
                                                                      ----------------------------     ----------------------------
                                                                         SHARES          AMOUNT           SHARES          AMOUNT
                                                                      -----------     ------------     -----------     ------------
CLASS A
  Shares sold ....................................................      1,378,812     $ 11,536,477         932,145     $  8,040,859
  Shares issued to shareholders in reinvestment of distributions..        123,825        1,038,224          74,101          644,945
                                                                      -----------     ------------     -----------     ------------
                                                                        1,502,637       12,574,701       1,006,246        8,685,804
  Less shares repurchased ........................................     (1,027,565)      (8,585,443)       (681,111)      (6,037,753)
                                                                      -----------     ------------     -----------     ------------
  Net increase ...................................................        475,072     $  3,989,258         325,135     $  2,648,051
                                                                      ===========     ============     ===========     ============
CLASS B

  Shares sold ....................................................      2,159,157     $ 18,090,152       1,599,938     $ 13,816,191
  Shares issued to shareholders in reinvestment of distributions..        493,658        4,130,850         681,528        5,955,744
                                                                      -----------     ------------     -----------     ------------
                                                                        2,652,815       22,221,002       2,281,466       19,771,935
  Less shares repurchased ........................................     (4,211,675)     (35,243,331)     (6,332,319)     (55,422,911)
                                                                      -----------     ------------     -----------     ------------
  Net decrease ...................................................     (1,558,860)    $(13,022,329)     (4,050,853)    $(35,650,976)
                                                                      ===========     ============     ===========     ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

              John Hancock Funds - Short-Term Strategic Income Fund

FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the period indicated, investment returns, key ratios and supplemental data are listed as follows:
-------------------------------------------------------------------------------

                                                                                            YEAR ENDED OCTOBER 31,
                                                                                  -------------------------------------------
CLASS A                                                                             1995        1994        1993      1992(a)
                                                                                  -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE
  Net Asset Value, Beginning of Period......................................      $  8.47     $  9.12     $  9.32     $  9.86
                                                                                  -------     -------     -------     -------
  Net Investment Income.....................................................         0.77**      0.76**      0.83**      0.65
  Net Realized and Unrealized Loss on Investments and Foreign
  Currency Transactions.....................................................        (0.06)      (0.53)      (0.20)      (0.55)
                                                                                  -------     -------     -------     -------
   Total from Investment Operations.........................................         0.71        0.23        0.63        0.10
                                                                                  -------     -------     -------     -------
  Less Distributions:
  Dividends from Net Investment Income......................................        (0.61)      (0.62)      (0.83)      (0.64)
  Distributions in Excess of Net Investment Income..........................         --         (0.04)       --          --
  Distributions in Excess of Net Realized Gain on Investments Sold..........         --         (0.12)       --          --
  Distributions from Capital Paid-in........................................        (0.16)      (0.10)       --          --
                                                                                  -------     -------     -------     -------
   Total Distributions......................................................        (0.77)      (0.88)      (0.83)      (0.64)
                                                                                  -------     -------     -------     -------
  Net Asset Value, End of Period............................................      $  8.41     $  8.47     $  9.12     $  9.32
                                                                                  =======     =======     =======     =======
  Total Investment Return at Net Asset Value (c)............................         8.75%       2.64%       6.78%       1.16%*

RATIOS AND SUPPLEMENTAL DATA
  Net Assets, End of Period (000's omitted).................................      $16,997     $13,091     $11,130     $20,468
  Ratio of Expenses to Average Net Assets...................................         1.33%       1.26%       1.21%       1.37%*
  Ratio of Net Investment Income to Average Net Assets......................         9.13%       8.71%       8.59%       8.09%*
  Portfolio Turnover Rate...................................................          147%       150%         306%         86%

THE FINANCIAL HIGHLIGHTS SUMMARIZES THE IMPACT OF THE FOLLOWING FACTORS ON A SINGLE SHARE FOR THE PERIOD INDICATED: THE NET INVESTMENT LOSS, GAINS (LOSSES), AND TOTAL INVESTMENT RETURN OF THE FUND. IT SHOWS HOW THE FUND'S NET ASSET VALUE FOR A SHARE HAS CHANGED SINCE THE COMMENCEMENT OF OPERATIONS. ADDITIONALLY, IMPORTANT RELATIONSHIPS BETWEEN SOME ITEMS PRESENTED IN THE FINANCIAL STATEMENTS ARE EXPRESSED IN RATIO FORM.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

              John Hancock Funds - Short-Term Strategic Income Fund

FINANCIAL HIGHLIGHTS (continued)
-------------------------------------------------------------------------------

                                                                                         YEAR ENDED OCTOBER 31,
                                                                       ---------------------------------------------------------
CLASS B                                                                  1995        1994        1993         1992      1991(b)
                                                                       -------     -------     --------     --------    --------
PER SHARE OPERATING PERFORMANCE
  Net Asset Value, Beginning of Period ..............................  $  8.46     $  9.11     $   9.31     $  10.01    $  10.00
                                                                       -------     -------     --------     --------    --------
  Net Investment Income .............................................     0.70**      0.70**       0.75**       0.87        0.76+
  Net Realized and Unrealized Gain (Loss) on Investments and
   Foreign Currency Transactions ....................................    (0.06)      (0.53)       (0.20)       (0.80)       0.01
                                                                       -------     -------     --------     --------    --------
   Total from Investment Operations .................................     0.64        0.17         0.55         0.07        0.77
                                                                       -------     -------     --------     --------    --------
  Less Distributions:
  Dividends from Net Investment Income ..............................    (0.56)      (0.56)       (0.75)       (0.77)      (0.76)
  Distributions in Excess of Net Investment Income ..................     --         (0.04)        --           --          --
  Distributions in Excess of Net Realized Gain on Investments Sold ..     --         (0.12)        --           --          --
  Distributions from Capital Paid-in ................................    (0.14)      (0.10)        --           --          --
                                                                       -------     -------     --------     --------    --------
   Total Distributions ..............................................    (0.70)      (0.82)       (0.75)       (0.77)      (0.76)
                                                                       -------     -------     --------     --------    --------

  Net Asset Value, End of Period ....................................  $  8.40     $  8.46     $   9.11     $   9.31    $  10.01
                                                                       =======     =======     ========     ========    ========
  Total Investment Return at Net Asset Value (c) ....................     7.97%       1.93%        5.98%        0.64%       8.85%*+

RATIOS AND SUPPLEMENTAL DATA
  Net Assets, End of Period (000's omitted) .........................  $84,601     $98,390     $142,873     $236,059    $218,562
  Ratio of Expenses to Average Net Assets ...........................     2.07%       1.99%        2.01%        2.07%       1.89%*+
  Ratio of Net Investment Income to Average Net Assets ..............     8.40%       8.00%        7.81%        8.69%       8.72%*+
  Portfolio Turnover Rate ...........................................      147%        150%         306%          86%         22%

  *  On an annualized basis.
 **  On average month end shares outstanding.
  + Reflects expense limitation in effect for the period ended October 31, 1991. As a result of such limitation, expenses for Class B shares reflect a reduction of $0.0039 per share. Absent of such reduction, for the year ended October 31, 1991 the ratio of expenses to average net assets would have been 1.93% and the ratio of net investment income to average net assets would have been 8.68%. Without the reimbursement, total investment return would have been 8.81%. This is an estimated total return calculation which takes into consideration fees and expenses waived or borne by the Adviser during the periods shown.
(a)  Class A shares commenced operations on January 3, 1992.
(b)  Class B shares commenced operations on December 28, 1990.
(c) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

              John Hancock Funds - Short-Term Strategic Income Fund

SCHEDULE OF INVESTMENTS
October 31, 1995
-------------------------------------------------------------------------------
THE SCHEDULE OF INVESTMENTS IS A COMPLETE LIST OF ALL SECURITIES OWNED BY SHORT-TERM STRATEGIC INCOME FUND ON OCTOBER 31, 1995. IT'S DIVIDED INTO TWO MAIN
CATEGORIES: BONDS AND SHORT-TERM INVESTMENTS. BONDS ARE FURTHER BROKEN DOWN BY CURRENCY DENOMINATION.

                                                            PAR VALUE
                                                INTEREST     (000'S
ISSUER, DESCRIPTION                               RATE      OMITTED)#    MARKET VALUE
-------------------                             --------    ---------    ------------
BONDS
CHILEAN PESO (4.87%)
  *Citibank, N.A., Nassau
    Time Deposit 11-09-95
    (Time deposit with redemption
    linked to Chilean Peso,
    Fx rates) *** ......................         12.900%      827,000     $1,989,894
  *Citibank, N.A., Nassau
    Time Deposit 11-20-95
    (Time deposit with redemption
    linked to CLP Fx rates) *** ........         12.500       414,400        997,113
  *Citibank, N.A., Nassau
    Time Deposit 03-15-96
    (Time deposit with redemption
    linked to CLP Fx rates) *** ........         13.000       817,000      1,965,832
                                                                          ----------
                                                                           4,952,839
                                                                          ----------
CZECH KORUNA (1.52%)
  *SKOFIN, Foreign Corp.
    Bond 02-09-98 ......................         11.625        40,000      1,544,933
                                                                          ----------
ITALIAN LIRA (.99%)
  *Government of Italy, BTPS
    Government Bond
    12-01-97 ...........................          9.500     1,650,000      1,008,707
                                                                          ----------
MEXICAN PESO (1.78%)
  *Mexican Cetes, Government
    Bond 02-01-96 ......................          0.000        14,481      1,805,719
                                                                          ----------
NEW ZEALAND DOLLAR (3.95%)
  *Government of New Zealand,
    Government Bond 11-15-96 ...........          9.000         6,000      4,010,879
                                                                          ----------
SWEDISH KRONA (1.03%)
  *Kingdom of Sweden,
    Government Bond
    01-23-97 ...........................         10.750         6,800      1,045,806
                                                                          ----------
SOUTH AFRICAN RAND (3.95%)
  *Transnet Ltd., Foreign Corp.
    Bond 04-01-97 ......................         12.500         1,000        267,979
  *Transnet Ltd., Foreign Corp.
    Bond 02-15-99 ......................         11.500         4,000      1,019,055
  *Republic of South Africa,
    Government Bond
    09-21-98 ...........................         14.650**      10,000      2,728,046
                                                                          ----------
                                                                           4,015,080
                                                                          ----------
UNITED STATES DOLLAR (78.08%)
  *Abbey National Treasury
    Services, (United Kingdom),
    Floating Rate Euronotes
    03-08-99 ...........................          5.813%**      2,000      1,995,400
  *Banco Central De Costa Rica,
    Series A, (Costa Rica),
    Foreign Corp Bond
    05-21-05 ...........................          6.766**       1,504      1,158,450
  *Banco Central De Costa Rica,
    Series B, (Costa Rica),
    Foreign Corp Bond
    05-21-05 ...........................          6.766**       1,504      1,113,315
   Banco Central Do Brazil,
    (Brazil), Foreign Corp Bond
    10-15-99 ...........................          6.750**       8,143      7,613,568
  *Banco Credibanco S.A.,
    (Brazil), Foreign Corp.
    Bond 11-25-97 ......................         11.625         1,376      1,379,440
  *Banco Nacional Comercio,
    (Mexico), Foreign Corp.
    Bond 06-23-97 (R) ..................         10.875**       1,000      1,006,250
  *Bridas Corp., Corp. Bond
    11-15-99 ...........................         12.500         1,000        945,000
  *Centrais Electricas Brasileiras
    SA, (Brazil), Foreign Corp.
    Bond 10-30-98 (R) ..................         10.000         1,000        996,250
  *Empresas ICA Sociedad
    Controladora, (Mexico),
    Foreign Corp Bond
    08-02-96 ...........................          8.125**       2,000      1,900,000
   Essar Gujarat Ltd., (India),
    Foreign Agency
    07-15-99 (R) .......................          8.400**       4,000      3,970,000
   Government of Barbados,
    (Barbados), Government
    Bond 06-09-97 (R) ..................         10.500         1,000      1,010,000
   IMO Industries, Inc., Sub
    Deb 08-15-97 .......................         12.250           933        937,665

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

              John Hancock Funds - Short-Term Strategic Income Fund

                                                            PAR VALUE
                                                INTEREST     (000'S
ISSUER, DESCRIPTION                               RATE      OMITTED)#    MARKET VALUE
-------------------                             --------    ---------    ------------
UNITED STATES DOLLAR (CONTINUED)
  *Kingdom of Denmark,
    (Denmark), Government
    Bond 09-18-97....................             5.750%**      4,000    $  3,998,800
  *Mexican Tesobonos,
    (Mexico), Government Bond
    12-21-95.........................             0.000         2,779       2,748,737
   NWA Inc., Note 11-30-00 ..........            12.091         3,137       3,231,126
  *Petroleo Brasileiro,
    (Brazil), Foreign Corp
    Bond 06-08-98....................            10.213**       2,000       2,035,000
  *PT Semen Cibinong,
    (Indonesia), Foreign Corp.
    Bond 12-15-98....................             9.000         2,000       2,040,000
  *Republic of Argentina,
    (Argentina), Government
    Bond 11-01-99....................            10.950         1,000       1,000,000
  *Republic of Panama,
    (Panama), Government
    Bond 05-10-02....................             7.250**       5,250       4,305,000
  *Siderar S.A.I.C., (Argentina),
    Foreign Corp. Bond
    10-18-97 (R).....................            11.000         1,000         997,500
  *Student Loan Marketing
    Association, Government
    Agency 09-28-98..................             5.640**       5,000       4,966,250
  *Student Loan Marketing
    Association, Government
    Agency 12-01-95..................             5.705**      17,000      16,977,900
  *Transportacion Maritima
    Mexicana, (Mexico), Foreign
    Corp Bond 10-28-97...............             9.750         1,500       1,455,000
  *Tubos de Acero de Mexico,
    (Mexico), 12-08-99...............            13.750         2,500       2,462,500
   USAfrica Airways, Inc., Unit
    (Sr Note 05-31-99 and
    Warrant), (r)+...................            12.000         1,000         350,000
   USAir, Inc., Sr Notes 07-01-03                10.000         3,000       2,730,000
  *U.S. Treasury Note,
    Government Note
    10-31-97.........................             5.625         6,000       6,001,875
                                                                         ------------
                                                                           79,325,026
                                                                         ------------
TOTAL BONDS (Cost $96,872,492)                                 (96.17%)    97,708,989
                                                              -------    ------------
SHORT-TERM INVESTMENTS
JOINT REPURCHASE AGREEMENT (2.55%)
  Investment in a joint repurchase
    agreement transaction with
    SBC Capital Markets -
    Dated 10-31-95, Due 11-01-95
    (secured by U.S. Treasury Bond,
    8.750% Due 05-15-17, and by
    U.S. Treasury Note, 5.750%
    Due 09-30-97) - Note A                        5.890%        2,587    $  2,587,000
                                                                         ------------
 TOTAL SHORT-TERM INVESTMENTS                                   (2.55%)     2,587,000
                                                               ------    ------------
            TOTAL INVESTMENTS                                  (98.72%)  $100,295,989
                                                               ======    ============

NOTES TO SCHEDULE OF INVESTMENTS

* Securities, other than short-term investments, newly added to the portfolio during the period ended October 31, 1995.

**   Represents rate in effect on October 31, 1995.

*** An indexed security's value is linked to changes in foreign currencies, interest rates or other reference instruments. Indexed securities amounted to $4,952,839 or 4.87% of the Fund's net assets as of October 31, 1995.

# Par value of non US$ denominated foreign bonds is expressed in local currency for each country listed.

(R) Security is exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. See Note A of the Notes to Financial Statements for valuation policy. Rule 144A securities amounted to $7,980,000 or 7.85% as of October 31, 1995.

(r) Direct placement securities are restricted to resale. They have been valued using procedures approved by the Trustees after considerations of restrictions as to resale, financial condition and prospects of the issuer, general market conditions and pertinent information in accordance with the Fund's By-Laws and the Investment Company Act of 1940, as amended. The Fund has limited rights to registration under the Securities Act of 1933 with respect to these restricted securities.

+    Non-income producing.

Additional information on each restricted security is as follows:

                                                        VALUE AS A
                                                        PERCENTAGE     VALUE AT
                           ACQUISITION  ACQUISITION      OF FUND'S    OCTOBER 31,
                              DATE         COST         NET ASSETS       1995
                           -----------  -----------     ----------    -----------
  USAfrica Airways, Inc.,
    Unit (Sr Note
    05-31-99 and
    Warrant)                10-13-94    $1,000,000         0.34%        $350,000

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

              John Hancock Funds - Short-Term Strategic Income Fund

PORTFOLIO CONCENTRATION (Unaudited)
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
THE FUND PRIMARILY INVESTS IN BONDS ISSUED BY COMPANIES AND GOVERNMENTS OF OTHER COUNTRIES. THE PERFORMANCE OF THE FUND IS CLOSELY TIED TO THE ECONOMIC CONDITION WITHIN THE COUNTRIES IN WHICH IT INVESTS. THE CONCENTRATION OF INVESTMENTS BY CURRENCY DENOMINATION FOR INDIVIDUAL SECURITIES HELD BY THE FUND IS SHOWN IN THE SCHEDULE OF INVESTMENTS. IN ADDITION, CONCENTRATION OF INVESTMENTS CAN BE AGGREGATED BY VARIOUS INVESTMENT CATEGORIES. THE TABLE BELOW SHOWS THE PERCENTAGES OF THE FUND'S INVESTMENTS AT OCTOBER 31, 1995 ASSIGNED TO THE VARIOUS INVESTMENT CATEGORIES.

                                                                    MARKET VALUE AS A
INVESTMENT CATEGORIES                                                % OF NET ASSETS
Automobile/Trucks ............................................            1.52%
Banks ........................................................           18.92
Building Products ............................................            2.01
Construction .................................................            1.87
Electronics ..................................................            0.92
Finance ......................................................            0.98
Governmental -- Foreign ......................................           23.29
Governmental -- U.S. Agencies ................................           27.51
Oil & Gas ....................................................            2.00
Steel ........................................................            6.33
Transportation ...............................................            8.91
Utility ......................................................            1.91
Short-term investments .......................................            2.55
                                                                         -----
                                             TOTAL INVESTMENTS           98.72%
                                                                         =====

                       SEE NOTES TO FINANCIAL STATEMENTS.

                          NOTES TO FINANCIAL STATEMENTS

              John Hancock Funds - Short-Term Strategic Income Fund

NOTE A --
ACCOUNTING POLICIES

Freedom Investment Trust II (the "Trust") is an open-end management investment company, registered under the Investment Company Act of 1940. The Trust consists of five series portfolios: John Hancock Short-Term Strategic Income Fund (the "Fund"), John Hancock Global Fund, John Hancock Global Income Fund, John Hancock International Fund, and John Hancock Special Opportunities Fund. Prior to January 1, 1995, John Hancock Global Fund was known as John Hancock Freedom Global Fund, John Hancock Global Income Fund was known as John Hancock Freedom Global Income Fund and John Hancock International Fund was known as John Hancock Freedom International Fund.

     The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A and Class B shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends, and liquidation, except that certain expenses subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission. Shareholders of a class which bears distribution/service expenses under terms of a distribution plan, have exclusive voting rights to such distribution plan. Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign Currency Translation" below. The Fund may invest in indexed securities whose value is linked either directly or inversely to changes in foreign currencies, interest rates, commodities, indices or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly-owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, net currency exchange gains and losses from sales of foreign debt securities must be treated as ordinary income even though such items are gains and losses for accounting purposes. The Fund has $29,216,361 capital loss carryforwards available, to the extent provided by regulations, to offset future net realized capital gains. If such carryforwards are used by the Fund, no capital gains distribution will be made. The carryforwards expire as follows: October 31, 1999 -- $1,001,257, October 31, 2000 -- $17,243,199, October 31, 2001 -- $3,127,414, October 31, 2002 --
$2,740,548 and October 31, 2003 -- $5,103,943. Expired capital loss carryforwards are reclassified to capital paid-in, in the year of expiration.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes which are accrued as applicable.

     The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date.

                          NOTES TO FINANCIAL STATEMENTS

              John Hancock Funds - Short-Term Strategic Income Fund

Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principals. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class as explained previously.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Funds.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are calculated at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution/service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

FOREIGN CURRENCY TRANSLATION All assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 p.m., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions.

     The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

     Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Fund may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked-to-market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Fund's daily net assets. The Fund records realized gains and losses at the time the forward foreign currency contract is closed out or offset by a matching contract. Risks may arise upon entering these contracts from potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

     These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The Fund may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk other than that offset by the currency amount of the underlying transaction.

     There were no open forward foreign currency exchange contracts at October 31, 1995.

FINANCIAL FUTURES CONTRACTS The Fund may buy and sell financial futures contracts for speculative purposes and/or to hedge against the effects of fluctuations in interest rates, currency exchange rates and other market conditions. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin", equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price on the board of trade or U.S. commodities exchange. Subsequent payments, known as "variation margin", to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation

                         NOTES TO FINANCIAL STATEMENTS

             John Hancock Funds - Short-Term Strategic Income Fund

margin adjustments, arising from this "mark to market", will be recorded by the Fund as unrealized gains or losses.

     When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuation imposed by an exchange.

     For Federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures contracts. At October 31, 1995, there were no open position in financial futures contracts.

OPTIONS Listed options will be valued at the last quoted sales price on the exchange on which they are primarily traded. Purchased put or call over-the-counter options will be valued at the average of the "bid" prices obtained from two independent brokers. Written put or call over-the-counter options will be valued at the average of the "asked" prices obtained from two independent brokers. Upon the writing of a call or put option, an amount equal to the premium received by the Fund will be included in the Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability will be subsequently marked-to-market to reflect the current market value of the written option.

     The Fund may use option contracts to manage its exposure to the stock market. Writing puts and buying calls will tend to increase the Fund's exposure to the underlying instrument and buying puts and writing calls will tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

     The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or "notional") amount of each contract at value will reflect the maximum exposure of the Fund in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

   Risks may also arise if counterparties do not perform under the contract's terms, or if the Fund is unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit and liquidity risks in over-the-counter option contracts, the Fund will continuously monitor the creditworthiness of all its counterparties.

   At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Fund's period-end Statement of Assets and Liabilities.

   There were no written option transactions for the period ended October 31, 1995.

DISCOUNT ON SECURITIES The Fund accretes discount from par value on securities purchased from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code.

ORGANIZATION EXPENSE Expenses incurred in connection with the organization of the Fund have been capitalized and are being charged to the Fund's operations ratably over a five-year period that began with the commencement of operations of the Fund.

NOTE B --
MANAGEMENT FEE AND TRANSACTIONS WITH
AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of (a) 0.65% of the first $500,000,000 of the Fund's average daily net asset value and (b) 0.60% of the Fund's average daily net asset value in excess of $500,000,000.

   In the event normal operating expenses of the Fund, exclusive of certain expenses prescribed by state law, are in excess of the most restrictive state limit where the Fund is registered to sell shares of beneficial interest, the fee payable to the Adviser will be reduced to the extent of such excess and the Adviser will make additional arrangements necessary to eliminate any remaining excess expenses. The current limits are

                         NOTES TO FINANCIAL STATEMENTS

             John Hancock Funds - Short-Term Strategic Income Fund

2.5% of the first $30,000,000 of the Fund's average daily net asset value, 2.0% of the next $70,000,000, and 1.5% of the remaining average daily net asset value.

     John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser, and Freedom Distributors Corporation ("FDC") act as Co-Distributors for shares of the Fund. Prior to January 1, 1995 JH Funds was known as John Hancock Broker Distribution Services, Inc. For the period ended October 31, 1995, net sales charges received with regard to sales of Class A shares amounted to $128,857. Out of this amount, $15,493 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $28,408 was paid as sales commissions to unrelated broker-dealers and $84,956 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), Tucker Anthony, Incorporated ("Tucker Anthony") and Sutro & Co., ("Sutro"), all of which are broker dealers. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company, is the indirect sole shareholder of Distributors and John Hancock Freedom Securities Corporation and its subsidiaries which include FDC, Tucker Anthony and Sutro.

     Class B shares which are redeemed within four years of purchase (three years for purchases prior to January 1, 1994) will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 3.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended October 31, 1995, contingent deferred sales charges paid to JH Funds amounted to $85,980.

     In addition, to reimburse the Co-Distributors for the services they provide as distributors of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A and Class B pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to the Co-Distributors for distribution and service expenses, at an annual rate not exceed 0.30% of Class A average daily net assets and 0.95% (1.00% prior to August 1, 1995) of Class B average daily net assets to reimburse the Co-Distributors for their distribution/service costs. Effective November 1, 1995, the rate was increased back to 1.00%. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

     The Fund has a transfer agent agreement with John Hancock Investor Services Corporation ("Investor Services"), a wholly-owned subsidiary of The Berkeley Financial Group. Prior to January 1, 1995, Investor Services was known as John Hancock Fund Services, Inc.

     Prior to January 1, 1995, the Fund paid Investor Services a monthly transfer agent fee equivalent, on an annual basis, to 0.10% and 0.13% of the average daily net asset value of Class A and Class B shares of the Fund, respectively, plus out-of-pocket expenses incurred by Fund Services on behalf of the Fund. For the period January 1, 1995 through September 30, 1995 Class A and Class B shares paid transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses. For the eleven months ended September 30, 1995 the transfer agent expense, calculated as a class specific expense was $19,452 for Class A and $154,232 for Class B, respectively. Effective October 1, 1995 transfer agent expense is being treated as a fund expense based on the number of shareholder accounts in the Fund and certain out-of-pocket expenses.

     Edward J. Boudreau, Jr., is a director and officer of the Adviser and its affiliates, as well as a Trustee of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. Effective with the fees paid for 1995, the unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund will make investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability will be recorded on the

                         NOTES TO FINANCIAL STATEMENTS

              John Hancock Funds - Short-Term Strategic Income Fund

Fund's books as an other asset. The deferred compensation liability will be marked to market on a periodic basis and income earned by the investment will be recorded on the Fund's books.

NOTE C --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other then obligations of the U.S. government and its agencies and short-term securities, during the period ended October 31, 1995, aggregated $122,630,736 and $102,644,309, respectively. Purchases and proceeds from sales of obligations of the U.S. government and its agencies aggregated $28,056,506 and $53,849,653, respectively, during the period ended October 31, 1995.

     The cost of investments owned at October 31, 1995 (including the joint repurchase agreement) for Federal income tax purposes was $99,459,492. Gross unrealized appreciation and depreciation of investments aggregated $2,329,264 and $1,492,767, respectively, resulting in net unrealized appreciation of $836,497.

NOTE D --
RECLASSIFICATION OF ACCOUNTS

During the year ended October 31, 1995, the Fund has reclassified amounts to reflect a decrease in accumulated net realized loss on investments of $1,264,473, a decrease in accumulated net investment loss of $1,260,169 and a decrease in capital paid-in of $2,524,642. This represents the cumulative amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of October 31, 1995. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to the treatment of net operating losses in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principle.

              John Hancock Funds - Short-Term Strategic Income Fund

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders of John Hancock Short-Term Strategic Income Fund and the Trustees of Freedom Investment Trust II

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Short-Term Strategic Income Fund (the "Fund") (a portfolio of Freedom Investment Trust II) at October 31, 1995, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1995 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Boston, Massachusetts
December 18, 1995


TAX INFORMATION NOTICE (UNAUDITED)

For Federal income tax purposes, the following information is furnished with respect to the distributions of the Fund during the fiscal year ended October 31, 1995.

     None of the distributions qualify for the dividends received deduction available to corporations.

     Shareholders will be mailed a 1995 U.S. Treasury Department Form 1099-DIV in January of 1996. This will reflect the total of all distributions which are taxable for calendar year 1995.

                                     PART C.

                                OTHER INFORMATION

Item 24.        Financial Statements and Exhibits

        (a)     Financial Statements included in the Registration Statement:

        Freedom Investment Trust II
         John Hancock Global Fund
         John Hancock Global Income Fund
         John Hancock International Fund
         John Hancock Special Opportunities Fund
         John Hancock Short-Term Strategic Income Fund

           Statement of Assets and Liabilities as of October 31, 1995. Statement of Operations for the year ended October 31, 1995 Statement of Changes in Net Assets for each of the two years in the period ended October 31, 1995. Financial Highlights for each of the 10 years ended October 31, 1995. Schedule of Investments as of October 31, 1995. Notes to Financial Statements. Schedule of Investment as of October 31, 1995

        (b)     Exhibits:

        The exhibits to this Registration Statement are listed in the Exhibit Index hereto and are incorporated herein by reference.

Item 25.    Persons Controlled by or under Common Control with Registrant

        No person is directly or indirectly controlled by or under common control with Registrant.

Item 26.    Number of Holders of Securities

        As of January 31, 1996 the number of record holders of shares of Registrant was as follows:

                     Title of Class                   Number of Record Holders
                     --------------                   ------------------------
                                                       Class A        Class B
                                                      ---------      ----------
John Hancock Global Fund                               14,733          3,537
John Hancock Global Income Fund                         2,785          4,353
John Hancock Short-Term Strategic Income Fund           1,609          4,420
John Hancock International Fund                           932          1,116
John Hancock Special Opportunities Fund                16,855         19,907

Item 27.  Indemnification

        (a) Under Article VI of the Registrant's Master Trust Agreement each of its Trustees and Officers or person serving in such capacity with another entity at the request of the Registrant ("Covered Person") shall be indemnified against all liabilities, including, but not limited to, amounts paid in satisfaction of judgments, in compromises or as fines or penalties, and expenses, including reasonable legal and accounting fees, in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person (i) did not act in good faith in the reasonable belief that such Covered Person's action was in or not opposed to the best interests of the Trust or (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office (either and both of the conduct described in (i) and (ii) being referred to hereafter as "Disabling Conduct"). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or
(iii) a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as defined in section 2(a)(19) of the 1940 Act nor parties to the proceeding, or (b) an independent legal counsel in a written opinion.

     (b) Under the Distribution Agreement. Under Section 12 of the Distribution Agreement, John Hancock Funds, Inc. ("John Hancock Funds" ) has agreed to indemnify the Registrant and its Trustees, officers and controlling persons against claims arising out of certain acts and statements of John Hancock Funds.

       Section 9(a) of the By-Laws of the Insurance Company provides, in effect, that the Insurance Company will, subject to limitations of law, indemnify each present and former director, officer and employee of the of the Insurance Company who serves as a Trustee or officer of the Registrant at the direction or request of the Insurance Company against litigation expenses and liabilities incurred while acting as such, except that such indemnification does not cover any expense or liability incurred or imposed in connection with any matter as to which such person shall be finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Insurance Company. In addition, no such person will be indemnified by the Insurance Company in respect of any liability or expense incurred in connection with any matter settled without final adjudication unless such settlement shall have been approved as in the best interests of the Insurance Company either by vote of the Board of Directors at a meeting composed of directors who have no interest in the outcome of such vote, or by vote of the policyholders. The Insurance Company may pay expenses incurred in defending an action or claim in advance of its final disposition, but only upon receipt of an undertaking by the person indemnified to repay such payment if he should be determined to be entitled to indemnification.

       Article IX of the respective By-Laws of John Hancock Funds and the Adviser provide as follows:

"Section 9.01. Indemnity: Any person made or threatened to be made a party to any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was at any time since the inception of the Corporation a serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall be indemnified by the Corporation against expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and the liability was not incurred by reason of gross negligence or reckless disregard of the duties involved in the conduct of his office, and expenses in connection therewith may be advanced by the Corporation, all to the full extent authorized by the law."

"Section 9.02. Not Exclusive; Survival of Rights: The indemnification provided by Section 9.01 shall not be deemed exclusive of any other right to which those indemnified may be entitled, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such as person."

Insofar as indemnification for liabilities under the Securities Act of 1933 (the "Act") may be permitted to Trustees, officers and controlling persons of Registrant pursuant to the Registrant's Amended and Restated Articles of Incorporation, Article 10.1 of the Registrant's By-Laws, The underwriting Agreement, the By-Laws of Distributors, the Adviser, or the Insurance Company or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28.  Business and other Connections of Investment Adviser

         For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and Directors of the Investment Adviser, reference is made to Forms ADV (801-8124) filed under the Investment Advisers Act of 1940, herein incorporated by reference.

Item 29. Principal Underwriters

(a) The Funds have two distributors (except Special Opportunties Fund and International Fund, which have one, John Hancock Funds). One distributor, Freedom Distributors Corporation ("Freedom") also acts as co-distributor with Tucker Anthony Incorporated for two other registered investment companies: Freedom Group of Tax Exempt Funds and Freedom Mutual Fund. John Hancock Funds acts as principal underwriter for the Registrant and also serves as principal underwriter or distributor of shares for John Hancock Cash Reserve, Inc., John Hancock Bond Fund, John Hancock Current Interest, John Hancock Series, Inc., John Hancock Tax-Free Bond Fund, John Hancock California Tax-Free Income Fund, John Hancock Capital Series, John Hancock Limited-Term Government Fund, John Hancock Tax-Exempt Income Fund, John Hancock Sovereign Investors Fund, Inc., John Hancock Special Equities Fund, John Hancock Sovereign Bond Fund, John Hancock Tax-Exempt Series, John Hancock Strategic Series, John Hancock Technology Series, Inc., John Hancock World Fund, John Hancock Investment Trust, John Hancock Institutional Series Trust, Freedom Investment Trust, Freedom Investment Trust II and Freedom Investment Trust III.

(b) The following table lists, for each director and officer of John Hancock Funds, the information indicated.

 Name and Principal Business Address        Positions and Offices with            Positions and Offices with
                                                   Underwriter                            Registrant
------------------------------------   -----------------------------------  -----------------------------------
Edward J. Boudreau, Jr.                Chairman, President and  Chief        Chairman
101 Huntington Avenue                  Executive Officer
Boston, Massachusetts

Robert H. Watts                        Director, Executive  Vice President   None
John Hancock Place                     and Chief Compliance Officer
P.O. Box 111
Boston, Massachusetts

James V. Bowhers                       Executive Vice President              None
101 Huntington Avenue
Boston, Massachusetts

Foster L. Aborn                        Director                              None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

David F. D'Allesandro                  Director                              None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

Robert G. Freedman                     Director                              Vice Chairman and
101 Huntington Avenue                                                        Chief Investment Officer
Boston, Massachusetts

Stephen M. Blair                       Executive Vice President              None
101 Huntington Avenue
Boston, Massachusetts

                                      C-4

Thomas H. Drohan                       Senior Vice President                 Senior Vice President and Secretary
101 Huntington Avenue
Boston, Massachusetts

David A. King                          Director and Senior Vice President    None
101 Huntington Avenue
Boston, Massachusetts

James W. McLaughlin                    Senior Vice President and Chief       None
101 Huntington Avenue                  Financial Officer
Boston, Massachusetts

James B. Little                        Senior Vice President                 Senior Vice President and Chief
101 Huntington Avenue                                                        Financial Officer
Boston, Massachusetts

Michael T. Carpenter                   Senior Vice President                 None
101 Huntington Avenue
Boston, Massachusetts

William S. Nichols                     Senior Vice President                 None
101 Huntington Avenue
Boston, Massachusetts

John A. Morin                          Vice President                        Vice President
101 Huntington Avenue
Boston, Massachusetts

Susan S. Newton                        Vice President and Secretary          Vice President, Assistant Secretary
101 Huntington Avenue                                                        and Compliance Officer
Boston, Massachusetts

Christopher M. Meyer                   Treasurer                             None
101 Huntington Avenue
Boston, Massachusetts

Stephen L. Brown                       Director                              None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

Thomas E. Moloney                      Director                              None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

                                      C-5

Jeanne M. Livermore                    Director                              None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

Richard S. Scipione                    Director                              None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

John Goldsmith                         Director                              None
One Beacon Street
Boston, Massachusetts

Richard O. Hansen                      Director                              None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

John M. DeCiccio                       Director                              None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

William C. Fletcher                    Director                              None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

         (b) The name of each director and officer of Freedom, together with the offices held by such person with Freedom and the Registrant, are set forth below.


   Name and Principal Business            Positions and Offices              Positions and Offices
             Address                        with Underwriter                    with Registrant
   --------------------------             ---------------------              ---------------------
John J. Danello                            President, Director                        None
One Beacon Street                               and Clerk
Boston, Massachusetts

Thomas J. Brown                          Treasurer and Director                       None
One Beacon Street
Boston, Massachusetts

Dexter A. Dodge                              Vice President                           None
One Beacon Street
Boston, Massachusetts

         (b)  Subadviser

         Registrant's subadviser, John Hancock Advisers International Limited ("JHAIL"), 34 Dover Street, WIX 3RA, London, England, also acts as investment adviser, to other Investment Company clients. Information pertaining to the officers and directors of JHAIL and their affiliations is set forth in the Form ADV of JHAIL, (File No. 801-29498) which is hereby incorporated by reference.

         (c)  None.

Item 30. Location of Accounts and Records

Registrant maintains the records required to be maintained by it under Rules 31a-1 (a), 31a-a(b), and 31a-2(a) under the Investment Company Act of 1940 as its principal executive offices at 101 Huntington Avenue, Boston Massachusetts 02199-7603. Certain records, including records relating to Registrant's shareholders and the physical possession of its securities, may be maintained pursuant to Rule 31a-3 at the main office of Registrant's Transfer Agent and Custodian.

Item 31. Management Services

         Not applicable.

Item 32. Undertakings

         (a) Not applicable.

         (b) Not applicable.

         (c) Registrant hereby undertakes to furnish each person to whom a prospectus with respect to a series of the Registrant is delivered with a copy of the latest annual report to shareholders with respect to that series upon request and without charge.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the registrant certifies that it meets all the requirements for effectiveness of this registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston, and the Commonwealth of Massachusetts on the 28th day of February, 1996.


                                                  FREEDOM INVESTMENT TRUST II

                                               By:          *
                                                  ---------------------
                                               Edward J. Boudreau, Jr.
                                               Chairman

         Pursuant to the requirements of the Securities Act of 1933, the Registration has been signed below by the following persons in the capacities and on the dates indicated.

                Signature                      Title                                     Date
                ---------                     -------                                   ------

             *                              Chairman
-------------------------
Edward J. Boudreau, Jr.             (Principal Executive Officer)


/s/ James B. Little
-------------------------
James B. Little                             Senior Vice President and Chief          February 28, 1996
                                            Financial Officer (Principal Financial
                                            and Accounting Officer)

               *                            Trustee
-------------------------
Douglas M. Costle

               *                            Trustee
-------------------------
Leland O. Erdahl

              *                             Trustee
-------------------------
Richard A. Farrell

              *                             Trustee
-------------------------
William F. Glavin


                                      C-8

         Signature                             Title                          Date
        ----------                            ------                         ------
             *                             Trustee
------------------------
John A. Moore

              *                             Trustee
-------------------------
Patti McGill Peterson

               *                            Trustee
--------------------------
John W. Pratt

*By: /s/ Thomas H. Drohan                                               February 28, 1996
         ----------------
         Thomas H. Drohan, Attorney-in-Fact under Powers of Attorney dated June
         25, 1992, incorporated by reference to Post-Effective Amendment No. 8 and dated December 14, 1992, and August 17, 1993, filed as an exhibit to Post-Effective Amendment No. 23.

                               EXHIBIT INDEX

 Exhibit No.                        Description                      Page Number

    99.B1 Master Trust Agreement (Agreement and Declaration of Trust) amended and restated dated September 10, 1991; Amendment No. 18. Amendment No. 1 to the Master Trust Agreement dated June 25, 1992 incorporated by reference to Post-Effective Amendment No. 19. Amendment to the Master Trust Agreement dated August 3, 1993 incorporated by reference to Post-Effective Amendment No. 24; Amendment to the Master Trust Agreement dated October 15, 1993 incorporated by reference to Post-Effective Amendment No. 24 Amendment to the Master Trust Agreement dated December 13, 1993 incorporated by reference to Post-Effective Amendment No. 25.*

   99.B1.1 Amendment to the Master Trust Agreement Abolition of Class C Shares of Beneficial Interest of John Hancock Global Fund and John Hancock Special Opportunities Fund dated May 1, 1995.+

    99.B2     By-Laws as amended September 16, 1992.*

    99.B3     None.

    99.B4     Specimen share certificate for International Fund
              (Classes A , B and  C).*

   99.B4.1    Specimen share certificate for Global Fund (Classes A,
              B and C).*

   99.B4.2    Specimen share certificate for Global Income Fund
              (Classes A and B).*

   99.B4.3 Specimen share certificate for Special Opportunities Fund (Classes A, B and C).*

   99.B4.4    Specimen share certificate for Short-Term Strategic
              Income Fund (Classes A and  B).*

   99.B4.5    Designation of Classes dated December 13, 1993.*

   99.B4.6    Designation of Classes dated September 7, 1993.*

   99.B4.7    Designation of Classes dated December 14, 1992.*

    99.B5     Advisory Agreement restated January 1, 1994.*

   99.B5.1    Sub-Advisory Agreement with John Hancock Advisers
              International Limited dated October 1, 1992 for
              International Fund.*

   99.B5.2    Sub-Advisory Agreement with John Hancock Advisers
              International Limited for Global Fund.*

    99.B6     Distribution Agreement with John Hancock Broker
              Distribution Services, Inc. and Freedom Distributors
              Corporation.*

   99.B6.1 Form of Soliciting Dealer Agreement between John Hancock Broker Distribution Services, Inc. and Selected Dealers.
              *

   99.B6.2    Form of Financial Institution Sales & Service Agreement.*

    99.B7     None.

    99.B8     Custodian Contract with State Street Bank and Trust
              Company dated July 15, 1994.*

   99.B8.1 Custodian Contract with Investors Bank and Trust Company Bank, dated December 15, 1994.*

    99.B9 Transfer Agency and Service Agreement with John Hancock Fund Services, Inc.*

   99.B10 Legal opinion and consent of Goodwin, Procter & Hoar dated June 10, 1986.*

  99.B10.1 Legal opinion and consent of Goodwin, Procter & Hoar dated August 13, 1986.*

  99.B10.2 Legal opinion and consent of Goodwin, Procter & Hoar dated September 10, 1990.*

  99.B10.3 Legal opinion and consent of Goodwin, Procter & Hoar dated December 20, 1991.*

  99.B10.4 Legal opinion and consent of Goodwin, Procter & Hoar dated December 22, 1992.*

  99.B10.5 Legal opinion and consent of Goodwin, Procter & Hoar dated November 1, 1993.*

  99.B10.6 Legal opinion and consent of Goodwin, Procter & Hoar dated November 2, 1993.* .
  99.B10.7 Legal opinion and consent of Goodwin, Procter & Hoar dated November 2, 1993.* .
  99.B10.8 Legal opinion and consent of Goodwin, Procter & Hoar dated January 3, 1994.*

  99.B10.9    24e Opinion.+

   99.B11     Consent of Price Waterhouse.+

  99.B11.1    Consent of Morningstar Mutual Fund Values.*

   99.B12 Financial Statement of the Global Fund for the year ended October 31, 1995 filed herewith in Part A and Part B.+

  99.B12.1 Financial Statement of the Global Income Fund for the year ended October 31, 1995 filed herewith in Part A and Part B.+

  99.B12.2 Financial Statement of the Short-Term Strategic Income Fund for the year ended October 31, 1995 filed herewith in Part A and Part B.+

  99.B12.3 Financial Statement of the International Fund for the year ended October 31, 1995 filed herewith in Part A and Part B.+

  99.B.12.4   Financial Statement of the Opportunities Fund for the year ended
              October 31, 1995 filed herewith in Part A and Part B.+

   13.B13     NONE

   99.B15 Plan of Distribution pursuant to Rule 12b-1 as amended and restated January 1, 1994.*

   99.B16     Working papers showing yield and total return.+

   99.B17 Power of Attorney dated June 25, 1992; Power of Attorney dated December 14, 1992; Power of Attorney dated August 17, 1993.*

    27.1A     John Hancock Global Fund
    27.1B     John Hancock Global Fund
    27.1C     John Hancock Global Fund
    27.2A     John Hancock Global Income Fund
    27.2B     John Hancock Global Income Fund
    27.3A     John Hancock Special Opportunities Fund
    27.3B     John Hancock Special Opportunities Fund
    27.3C     John Hancock Special Opportunities Fund
    27.4A     John Hancock International Fund
    27.4B     John Hancock International Fund
    27.5A     John Hancock Short-Term Strategic Income Fund
    27.5B     John Hancock Short-Term Strategic Income Fund

1*Previously Filed with Registration Statement and/or post-effective amendment and incorporated by reference herein.

+Filed herewith.

--------
1